UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08495

NATIONWIDE MUTUAL FUNDS

(Exact name of registrant as specified in charter)

1000 CONTINENTAL DRIVE, SUITE 400, KING OF PRUSSIA, PENNSYLVANIA 19406-2850

(Address of principal executive offices) (Zip code)

Eric E. Miller, Esq.

1000 Continental Drive

Suite 400

King of Prussia, Pennsylvania 19406-2850

(Name and address of agent for service)

Registrant’s telephone number, including area code: (610) 230-2839

Date of fiscal year end: October 31, 2012

Date of reporting period: November 1, 2012 through April 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than ten (10) days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR § 270.30e-1). The Commission may use the information provided on Form N-CSR in the Commission’s regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D. C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR § 270.30e-1).

Nationwide Mutual Funds

SemiannualReport

April 30, 2013 (Unaudited)

Alternatives Allocation Fund

Nationwide Alternatives Allocation Fund

SemiannualReport

April 30, 2013 (Unaudited)

Contents

1	Message to Shareholders

6	Summary of Market Environment

Alternatives Allocation Fund

7	Nationwide Alternatives Allocation Fund

12	Statement of Investments

20	Statement of Assets and Liabilities

22	Statement of Operations

23	Statements of Changes in Net Assets

25	Financial Highlights

26	Notes to Financial Statements

41	Supplemental Information

44	Management Information

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice. Portfolio composition is accurate as of the date of this report and is subject to change at any time.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent

12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Message to Shareholders

April 30, 2013

Dear Shareholder,

Investing is like marriage. For the relationship to work, you must make an informed commitment and then honor it for better and for worse, through sickness and in health.

Today, most Americans understand that they are responsible for their own retirement and must make a commitment to prepare for the future. Yet, despite this awareness, many people are still struggling with owning their financial futures. While hard at work to support their daily needs, they avoid making long-term plans. Their current obligations and a complex investment climate seem overwhelming, so they choose not to choose. Without a comprehensive long-term financial agenda, the future can be very uncertain.

As a Nationwide Mutual Funds shareholder, you can be confident that you and your financial advisor have selected a reliable partner to share your journey. We are dedicated to offering a solid diversified fund lineup, as well as innovative solutions, outcome-oriented products and the experience to guide your investments through market cycles.

We know that this is a difficult time for investors. Healing from the economic downturn that began in 2008 is taking longer than we would like, yet while progress in the economy has been tepid, the stock market has gone on a tear, posting double-digit returns. Reflecting a broad-based view of economic recovery, the S&P 500® Index posted a return of 14.42% during the six-month reporting period.

Still, headlines about the real and perceived potential effects of domestic and international political and economic challenges often cause investor unease, while the facts indicate that moderate progress has been made in several areas. During the past six months, the U.S. economy avoided falling off the fiscal cliff, weathered the effects of the sequester and produced moderately encouraging economic indicators, including modest improvements in unemployment rates and the housing market. Even at a slow pace, the more months with some good economic news and little, or no, bad news, the closer we will be to a sustainable recovery.

As we move forward, keep in mind that periods of volatility and market downturns are a natural part of the economic cycle and should be expected. Long-term results are what matter most. We have more than 80 years of experience managing our customers’ assets through all types of markets.

We appreciate the commitment you have made to Nationwide Mutual Funds. We pride ourselves on keeping our promises and will continue to make your success our first priority.

Thank you.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Funds, please call 1-800-848-0920 to request a summary prospectus and/or a prospectus, or download a summary prospectus and/or a prospectus at nationwide.com/mutualfunds. Please read it carefully before investing any money.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the fund’s portfolio. A more recent listing of each fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

Investing in mutual funds involves risk, including the possible loss of principal.

The Funds’ Adviser or its employees may have a position in the securities named in this report.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The Fund is designed to provide asset allocation across several types of alternative investments in an attempt to achieve investment performance that may have a low correlation to the performance of more traditional investments. The Fund consists of separate sleeves to represent the investments in each of the different asset classes.

Each sleeve invests in securities and derivatives with the goal of matching the investment characteristics and performance of a specified asset class benchmark index. Instead of investing directly in the securities included in its respective index, each of the international bonds, high-yield bonds, emerging market bonds and emerging market stocks sleeves may invest in derivatives as a substitute for investing in such securities in an attempt to synthetically replicate the investment characteristics and performance of the sleeve’s benchmark index.

The emerging markets stock sleeve of the Fund is indexed to an MSCI index. The Fund is not sponsored, endorsed or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Nationwide and the Nationwide Funds.

Instead of investing directly in physical commodities, substantially all of the Fund’s exposures to commodities will be undertaken by investing in commodity-linked notes, which are derivatives. Investing in commodities and commodities-linked investments may expose the Fund to increased volatility and decreased liquidity due to several factors, including changes in supply-and-demand relationships; weather; agriculture; disease; fiscal and exchange control programs; and international economic, political, military and regulatory developments.

Derivatives can increase losses and reduce opportunities for gains when the security or commodity prices, currency values, index values, interest rates or other such measures underlying the instruments change in unexpected ways. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

In addition, the Fund is subject to specific investment risks such as those associated with: (i) bonds and high-yield bonds, (ii) international and emerging market securities, and (iii) real estate investment trusts (REITs).

The Fund is a nondiversified fund, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers.

The Nationwide Alternatives Allocation Fund is subject to a number of risks and may not be suitable for all investors. The Fund is not intended to serve as a complete investment program. There is no assurance that the investment objective of the Fund will be achieved.

Performance

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Institutional Class shares. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an

2

Important Disclosures (Continued)

investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Additional information about asset class benchmark indexes

“Barclays® ” is a registered trademark of Barclays Capital, the investment banking division of Barclays Bank PLC. The terms “S&P®” and “Standard & Poor’s®” are registered trademarks of Standard & Poor’s Financial Services LLC. “Citigroup®” is a registered trademark of Citigroup Inc. “JPMorgan®” is a registered trademark of JPMorgan Chase & Co., and is the marketing name for JPMorgan Chase & Co. and its subsidiaries and affiliates worldwide. “Dow Jones®” is a registered or common law trademark of Dow Jones Trademark Holdings LLC. “Dow Jones Global Select Real Estate Securities IndexSM” is a service mark of Dow Jones Trademark Holdings LLC. “Dow Jones-UBS Commodity 3-Month Forward Total Return IndexSM” is a service mark of Dow Jones Trademark Holdings LLC and UBS AG. “MSCI®” and “MSCI Emerging Markets® Net Total Return Index” are registered or common law trademarks or service marks of MSCI Inc., its subsidiaries and affiliates. NFD is not affiliated with Barclays Capital, Standard & Poor’s Financial Services LLC, Citigroup Inc., JPMorgan Chase & Co., Dow Jones Trademark Holdings LLC, UBS AG or MSCI Inc. (“Index Providers”). The Nationwide Alternatives Allocation Fund is not sponsored, endorsed, sold or promoted by any Index Provider or any of the Index Providers’ respective affiliates. None of the Index Providers has responsibility for or participates in the Fund’s management, administration, marketing or trading. None of the Index Providers makes any representation, warranty or condition regarding the advisability of buying, selling or holding any shares in the Fund. No Index Provider has any obligation to take into consideration the needs of the Fund or the owners of shares of the Fund in determining, composing or calculating its respective benchmark index. No Index Provider guarantees the accuracy or makes any warranty as to the results to be obtained by the Fund, shareholders of the Fund, or any other person or entity from the use of any benchmark index. Please see the Fund’s prospectus for more details.

Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund (IMF).

Barclays Global Aggregate Bond Index: An unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year; a broad-based measurement of the performance of the global investment-grade fixed-income markets.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index comprising fixed-rate, non-investment-grade debt securities that are U.S. dollar-denominated and non-convertible; the maximum exposure to any one issuer is limited to 2%.

Barclays U.S. Government Inflation-Linked Bond Index: An unmanaged index that measures the performance of the U.S. Treasury Inflation Protected Securities (TIPS) market; includes publicly issued TIPS with a total outstanding issue size of $500 million or more and a remaining maturity of one year or more on the index rebalancing date.

3

Important Disclosures (Continued)

Barclays U.S. High-Yield Very Liquid Index: An unmanaged index that measures the performance of U.S. dollar-denominated, non-investment-grade, fixed-rate, publicly issued, taxable corporate bonds (excluding emerging markets debt) issued within the past three years that have a remaining maturity of one year or more and an outstanding face value of $600 million or more. High-yield securities are those with a middle credit rating from Moody’s, Fitch and Standard & Poor’s of Ba1/BB+/BB+ or below, respectively.

Dow Jones-UBS Commodity 3-Month Forward Total Return IndexSM: An unmanaged, rolling commodities index that measures the performance of longer-dated futures contracts on a selection of physical commodities traded on U.S. exchanges and quoted in U.S. dollars, plus several aluminum, nickel and zinc contracts traded on the London Metals Exchange and brent crude traded on IntercontinentalExchange (ICE) Europe; reflects the return on fully collateralized futures positions in the underlying commodities, allowing investors to measure exposure to this segment of the commodity price curve.

Dow Jones (DJ) Global Select Real Estate Securities IndexSM: An unmanaged index that measures the performance of publicly traded securities of real estate operating companies (REOCs) and real estate investment trusts (REITs).

FTSE Bursa Malaysia KLCI Index (formerly Kuala Lumpur Composite Index): An unmanaged index that measures the performance of the stocks of the 30 largest companies listed on the Malaysian stock market Main Board.

JPMorgan Emerging Markets Bond Index Plus (EMBI+): An unmanaged, market capitalization-weighted index that measures the total returns of foreign-currency-denominated debt instruments of the emerging markets with a remaining maturity of 2.5 years or more and an outstanding face value of $500 million or more; includes U.S. dollar-denominated Brady bonds and foreign debt instruments, eurobonds and traded loans issued by sovereign entities.

KOSPI 200 Index: An unmanaged index that is a subset of the Korea Composite Stock Price Index; measures the performance of the stocks of the 200 largest publicly traded companies on the Korea Stock Exchange.

MSCI All Country World IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in the global developed and emerging markets.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI Emerging Markets® Net Total Return Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets. The total net return component measures whole market performance, including price performance and income from dividend payments, after the deduction of withholding taxes.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P/Case-Shiller® Home Price Indexes: A family of unmanaged, value-weighted indexes designed to measure the average change in home prices in particular U.S. geographic markets; the S&P/Case-Shiller® U.S. National Home Price Index is calculated quarterly as a composite of single-family home price repeat sales indexes for the nine U.S. Census divisions; the S&P/Case-Shiller® 10-City Composite Home Price Index and the S&P/Case-Shiller® 20-City Composite Home Price Index cover 10 and 20 metropolitan statistical areas, respectively, are calculated monthly using a three-month moving average, and are published with a two-month lag.

S&P/Citigroup International Treasury Bond ex-U.S. Index (hedged): An unmanaged index that measures the performance of Treasury bonds with a remaining maturity of one year or more issued in local currencies by developed market countries outside the United States. Each country’s bonds are market value-weighted, and country weights are modified market weighted to balance levels of debt outstanding and to achieve diversification.

SET50 Index: An unmanaged index that measures the performance of the stocks of the 50 largest companies trading on the Stock Exchange of Thailand.

4

Important Disclosures (Continued)

Sales Charge and Fee Information

Nationwide Alternatives Allocation Fund

Institutional Class shares have no sales charge or 12b-1 fee. Total returns reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not an affiliate of any subadviser discussed in this material.

5

Summary of Market Environment

April 30, 2013

U.S. Stocks Advanced

The U.S. stock market began the six-month reporting period ended April 30, 2013, with a slight gain in November 2012 as investors expressed caution about the U.S. presidential election. President Obama was reelected for a second term, while Democrats retained control in the Senate and Republicans retained control of the House of Representatives. Immediately after the election, attention was once again focused on the fiscal cliff. In December 2012, the expected effects of the fiscal cliff were mostly avoided thanks to the permanent extension of the Bush-era tax cuts for many (but not all) taxpayers and a temporary postponement of the sequester. U.S. stock markets, as measured by the S&P 500® Index, posted a positive return for the month.

With uncertainty about the fiscal cliff and the presidential election resolved, U.S. stock markets, as measured by the S&P 500 Index, returned 10.61% for the first quarter of 2013. The equity markets continued their gains through April 2013, with the S&P 500 Index returning 1.93% for the month. Job growth reports at the beginning of 2013 were strong, but slowed in March, when the economy added just 88,000 new jobs, well below forecasts. The unemployment rate for March dropped to a four-year low of 7.6%, due to a combination of new jobs added and unemployed workers abandoning the job market.

Aside from a weak fourth-quarter 2012 gross domestic product (GDP) figure and the ambivalent employment numbers in early 2013, other economic data from the first quarter of 2013 were more positive. Housing markets proved strong, with housing prices rising 8.1% in January 2013 as reported by the Case-Shiller Index. Mergers-and-acquisitions activity during the first quarter of 2013 included high-profile deals such as Berkshire Hathaway acquiring Heinz as well as a merger between American Airlines and U.S. Airways, suggesting that deal-making activity may be increasing. The S&P 500 Index posted a return of 14.42% during the six-month reporting period.

International Stocks Rallied

International stocks and emerging market stocks posted positive returns during the reporting period. Investors in the international markets remained focused on Europe’s economic struggles, inconclusive Italian elections and a large bailout for the small island nation of Cyprus. Cypriot banks had amassed significant exposure to Greek assets, and when the Greek economy collapsed, Cyprus had to request a bailout from the European Union, the European Central Bank and the International Monetary Fund. For the reporting period, international stocks, as measured by the MSCI EAFE® Index, returned 16.90%, and emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 5.29%.

Riskier Assets Outperformed

Overall during the reporting period, investors continued to regain some of their risk appetite, as evidenced in both the equity and the fixed-income markets. Riskier assets within the fixed-income markets rallied, as many central banks continued to provide accommodative monetary policy.

High-yield credit outperformed investment-grade credit, and emerging market debt outperformed international and U.S. debt during the reporting period. The Barclays U.S. Aggregate Bond Index returned 0.90% for the reporting period, while the Barclays U.S. Corporate High Yield 2% Issuer Cap Index posted a return of 7.26%. The Barclays Emerging Markets USD Aggregate Bond Index posted a return of 2.57% for the reporting period.

6

Nationwide Alternatives Allocation Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the semiannual period ended April 30, 2013, the Nationwide Alternatives Allocation Fund (Institutional Class) returned 4.27% versus 6.06% for its composite benchmark, 50% Barclays Global Aggregate Bond Index and 50% MSCI All Country World IndexSM. For broader comparison, the average return for the Fund’s closest Lipper peer category of Global Flexible Portfolio Funds (consisting of 442 funds as of April 30, 2013) was 7.52% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

The Fund’s allocations to global real estate investments and U.S. high-yield bonds were the largest positive contributors to relative Fund performance during the reporting period, primarily due to gains in April 2013 as investors sought riskier assets. The Fund’s investments in emerging market equities also contributed positively to Fund performance during the reporting period due to signs of improving momentum in the emerging economies in December 2012.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

The Fund’s allocation to commodities was the largest detractor from relative Fund performance during the reporting period. Poor performance was largely the result of losses incurred in February 2013, as crude oil prices dropped on fears that sequestration would hurt U.S. economic growth.

Did the Fund’s investments in derivatives negatively or positively affect the Fund’s performance relative to its benchmark?

When deemed appropriate by the Fund’s subadviser, Goldman Sachs Asset Management, L.P., derivatives are used to obtain desired exposures to various asset classes. For instance, during the reporting period the Fund invested in listed and synthetic futures, currency forwards, credit default swaps and commodity-linked notes.

The use of derivatives may enhance operational simplicity, lower transaction costs and provide greater liquidity. During the reporting period, the use of derivatives helped the Fund achieve its investment objectives by replicating index exposure and provided positive absolute returns in U.S. high-yield bonds, emerging market bonds and emerging market equities. Conversely, the use of derivatives detracted from relative Fund performance in commodities. The performance impact of using derivatives was minimal.

Subadviser:

Goldman Sachs Asset Management, L.P.

Portfolio Managers:

Matthew Hoehn, Donald Mulvihill and Amna Qaiser

7

Fund Performance	Nationwide Alternatives Allocation Fund

Average Annual Total Return

(For the periods ended April 30, 2013)

		Six Months*		1 Yr.	Inception[5]
Class A	w/o SC1	4.06%		5.25%	0.76%
	w/SC2	(0	.34)%	0.75%	(1	.66)%
Class C	w/o SC1	3.62%		4.49%	0.06%
	w/SC3	2.62%		3.49%	0.06%
Institutional Service Class[4]		4.16%		5.57%	1.05%
Institutional Class[4]		4.27%		5.68%	1.11%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	A 4.25% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Since inception date of July 25, 2011.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.16%	0.97%
Class C	1.66%	1.47%
Institutional Service Class	0.91%	0.72%
Institutional Class	0.66%	0.47%
*	Current effective prospectus dated March 1, 2013. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2014. Please see the Fund’s most recent prospectus for details.

8

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Class shares of the Nationwide Alternatives Allocation Fund from inception through 4/30/13 versus the Barclays Global Aggregate Bond Index (a), the MSCI All Country World IndexSM (b), the Alternatives Allocation Fund Composite Index (c) and the Consumer Price Index (CPI) (d) from 8/1/11 through 4/30/13. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Barclays Global Aggregate Bond Index is an unmanaged index of fixed-rate, publicly issued, taxable bond market issues with a remaining maturity of at least one year that serves as a broad-based measurement of the performance of the global investment-grade fixed-income markets.

(b)	The MSCI All Country World Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in the global developed and emerging markets.

(c)	The Alternatives Allocation Fund Composite Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Alternatives Allocation Fund Composite is a combination of the Barclays Global Aggregate Bond Index (50%) and the MSCI All Country World Index (50%).

(d)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

9

Shareholder Expense Example	Nationwide Alternatives Allocation Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2012) and continued to hold your shares at the end of the reporting period (April 30, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2012 through April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2012 through April 30, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2013

Nationwide Alternatives Allocation Fund			Beginning Account Value ($) 11/01/12	Ending Account Value ($) 04/30/13	Expenses Paid During Period ($) 11/01/12 - 04/30/13[a]	Expense Ratio During Period (%) 11/01/12 - 04/30/13[a]
Class A Shares	Actual		1,000.00	1,040.60	3.64	0.72
	Hypothetical	[b]	1,000.00	1,021.22	3.61	0.72
Class C Shares	Actual		1,000.00	1,036.20	7.07	1.40
	Hypothetical	[b]	1,000.00	1,017.85	7.00	1.40
Institutional Service Class Shares	Actual		1,000.00	1,041.60	2.02	0.40
	Hypothetical	[b]	1,000.00	1,022.81	2.01	0.40
Institutional Class Shares	Actual		1,000.00	1,042.70	2.03	0.40
	Hypothetical	[b]	1,000.00	1,022.81	2.01	0.40

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2012 through April 30, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

10

Portfolio Summary April 30, 2013 (Unaudited)	Nationwide Alternatives Allocation Fund

Asset Allocation†
Mutual Fund	43.3%
U.S. Treasury Note	31.1%
Common Stocks	12.3%
U.S. Treasury Bonds	7.2%
Commodity-Linked Notes	5.1%
Purchased Options††	0.0%
Right††	0.0%
Other assets in excess of liabilities	1.0%

100.0%

Top Industries †††
Real Estate Investment Trusts (REITs)	10.1%
Real Estate Management & Development	2.3%
Other Industries	87.6%

100.0%

Top Holdings †††
Fidelity Institutional Money Market Fund — Institutional Class	43.8%
U.S. Treasury Note, 3.13%, 05/15/19	31.4%
Bank of America Corp. Commodity Note	4.4%
Simon Property Group, Inc.	0.8%
Mitsui Fudosan Co., Ltd.	0.4%
U.S. Treasury Inflation Indexed Bonds, 0.13%, 04/15/17	0.4%
Westfield Group	0.4%
U.S. Treasury Inflation Indexed Bonds, 2.38%, 01/15/25	0.3%
U.S. Treasury Inflation Indexed Bonds, 0.13%, 01/15/22	0.3%
HCP, Inc.	0.3%
Other Holdings	17.5%

100.0%

Top Countries †††
United States	93.8%
Japan	1.3%
Australia	1.0%
Hong Kong	0.7%
United Kingdom	0.6%
Canada	0.5%
France	0.5%
Singapore	0.5%
Liechtenstein	0.3%
Philippines	0.2%
Other Countries	0.6%

100.0%

†	Percentages indicated are based upon net assets as of April 30, 2013.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of April 30, 2013.

The accompanying notes are an integral part of these financial statements.

11

Statement of Investments

April 30, 2013 (Unaudited)

Nationwide Alternatives Allocation Fund

Common Stocks 12.3%

	Shares	Market Value

Real Estate Investment Trusts (REITs) 10.0%
Abacus Property Group	7,565	$18,348
Acadia Realty Trust	1,353	38,628
Alexandria Real Estate Equities, Inc.	1,947	141,683
American Campus Communities, Inc.	3,071	137,089
Apartment Investment & Management Co., Class A	4,431	137,848
Artis Real Estate Investment Trust	1,300	21,975
Ascendas Real Estate Investment Trust	56,000	125,387
Ashford Hospitality Trust, Inc.	1,849	23,815
AvalonBay Communities, Inc.	3,419	454,864
Befimmo SCA Sicafi	410	28,457
Beni Stabili SpA	23,765	16,763
Big Yellow Group PLC	3,258	20,421
BioMed Realty Trust, Inc.	4,808	108,228
Boardwalk Real Estate Investment Trust	700	45,768
Boston Properties, Inc.	4,559	498,891
Brandywine Realty Trust	3,813	56,928
BRE Properties, Inc.	2,330	117,618
British Land Co. PLC	28,081	259,763
BWP Trust	10,844	27,197
Calloway Real Estate Investment Trust	1,800	53,976
Cambridge Industrial Trust	32,641	22,698
Camden Property Trust	2,521	182,369
Canadian Apartment Properties REIT	1,200	31,017
Canadian Real Estate Investment Trust	1,100	52,049
CapitaCommercial Trust	61,000	84,935
Capital Property Fund	53,199	69,956
CapitaMall Trust	75,000	141,417
CBL & Associates Properties, Inc.	4,890	118,045
CFS Retail Property Trust Group	68,438	155,951
Champion REIT	91,000	47,947
Charter Hall Retail REIT	6,959	30,962
Chartwell Retirement Residences	1,900	21,519
Cofinimmo	473	56,931
Colonial Properties Trust	2,330	54,079
Commonwealth Property Office Fund	66,148	79,489
CommonWealth REIT	3,479	77,686
Corio NV	2,977	137,875
Corporate Office Properties Trust	2,514	72,881
Cousins Properties, Inc.	2,118	23,129
CubeSmart	3,228	56,716
Daiwa Office Investment Corp.	7	33,353
DCT Industrial Trust, Inc.	7,175	56,180
DDR Corp.	7,233	132,653
Derwent London PLC	2,795	100,285
Dexus Property Group	133,926	160,209
DiamondRock Hospitality Co.	4,609	45,998
Digital Realty Trust, Inc.	3,828	269,951
Douglas Emmett, Inc.	3,700	96,829
Duke Realty Corp.	9,569	168,797
DuPont Fabros Technology, Inc.	1,846	46,408
EastGroup Properties, Inc.	683	43,077
Education Realty Trust, Inc.	2,336	25,673

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
Equity Lifestyle Properties, Inc.	1,208	$98,150
Equity One, Inc.	1,564	39,866
Equity Residential	9,701	563,240
Essex Property Trust, Inc.	1,149	180,450
Eurocommercial Properties NV	1,047	42,730
Extra Space Storage, Inc.	3,144	137,016
Federal Realty Investment Trust	1,951	228,287
FelCor Lodging Trust, Inc.*	3,611	21,594
First Industrial Realty Trust, Inc.	2,827	50,716
First Potomac Realty Trust	1,448	23,168
Fonciere des Regions	1,165	92,953
Fountainhead Property Trust	32,369	34,135
Franklin Street Properties Corp.	1,860	28,402
Frasers Commercial Trust	12,000	15,204
Frontier Real Estate Investment Corp.	7	71,783
Fukuoka REIT Co.	3	25,415
Gecina SA	877	105,680
General Growth Properties, Inc.	13,400	304,448
Glimcher Realty Trust	3,431	43,025
Global One Real Estate Investment Corp.	3	20,287
Goodman Group	44,895	242,848
Goodman Property Trust	26,403	25,573
GPT Group	48,087	204,589
Great Portland Estates PLC	8,889	73,534
H&R Real Estate Investment Trust	4,080	100,233
Hammerson PLC	22,091	178,505
Hankyu REIT Inc.	2	13,224
HCP, Inc.	13,808	735,966
Health Care REIT, Inc.	8,040	602,759
Healthcare Realty Trust, Inc.	2,571	77,181
Hersha Hospitality Trust	4,158	24,865
Highwoods Properties, Inc.	2,634	108,073
Home Properties, Inc.	1,479	95,336
Hospitality Properties Trust	3,740	109,993
Host Hotels & Resorts, Inc.	21,886	399,857
Inland Real Estate Corp.	1,736	19,652
Intu Properties PLC	18,659	99,377
Investa Office Fund	16,982	57,753
Is Gayrimenkul Yatirim Ortakligi AS	10,253	8,997
Japan Excellent, Inc.	5	34,160
Japan Prime Realty Investment Corp.	23	84,519
Japan Real Estate Investment Corp.	18	241,801
Japan Retail Fund Investment Corp.	63	149,340
Kenedix Realty Investment Corp.	8	37,530
Kilroy Realty Corp.	2,305	130,440
Kimco Realty Corp.	12,318	292,922
Kite Realty Group Trust	1,398	9,227
Kiwi Income Property Trust	29,065	29,262
Klepierre	2,987	126,754
Land Securities Group PLC	23,929	325,068
LaSalle Hotel Properties	2,771	71,852
Liberty Property Trust	3,780	162,502
Link REIT (The)	70,000	396,816

12

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Alternatives Allocation Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
LTC Properties, Inc.	502	$23,343
Macerich Co. (The)	4,191	293,580
Mack-Cali Realty Corp.	2,544	70,647
Mapletree Logistics Trust	36,000	38,293
Mercialys SA	551	12,293
Mid-America Apartment Communities, Inc.	1,307	89,830
Mori Hills REIT Investment Corp.	5	34,824
MORI TRUST Sogo Reit, Inc.	5	48,684
Nippon Building Fund, Inc.	21	302,575
Nomura Real Estate Office Fund, Inc.	8	51,116
Orix JREIT, Inc.	40	54,149
Pebblebrook Hotel Trust	1,375	37,345
Pennsylvania Real Estate Investment Trust	1,424	29,520
Piedmont Office Realty Trust, Inc., Class A	4,952	101,615
Post Properties, Inc.	1,562	77,210
Premier Investment Corp.	6	27,810
Prologis, Inc.	14,110	591,915
PS Business Parks, Inc.	469	37,426
Public Storage	4,397	725,505
Ramco-Gershenson Properties Trust	1,110	19,392
Regency Centers Corp.	2,713	152,633
RioCan Real Estate Investment Trust	4,300	125,955
SA Corporate Real Estate Fund	31,111	15,185
Saul Centers, Inc.	328	14,694
Segro PLC	20,208	83,678
Senior Housing Properties Trust	5,748	163,416
Shaftesbury PLC	7,290	68,843
Simon Property Group, Inc.	9,465	1,685,433
SL Green Realty Corp.	2,756	249,969
Societe Immobiliere de Location pour l’Industrie et le Commerce	246	28,883
Sovran Self Storage, Inc.	807	55,360
Starhill Global REIT	29,000	22,708
Sun Communities, Inc.	938	47,979
Sunstone Hotel Investors, Inc.*	3,977	49,355
Suntec Real Estate Investment Trust	67,000	105,937
Sycom Property Fund	2,648	8,587
Tanger Factory Outlet Centers	2,699	100,187
Taubman Centers, Inc.	1,958	167,429
Tokyu REIT, Inc.	5	31,869
Top REIT, Inc.	4	21,448
UDR, Inc.	7,184	176,583
Unibail-Rodamco SE	2,732	714,185
United Urban Investment Corp.	68	112,030
Universal Health Realty Income Trust	347	18,644
Vastned Retail NV	535	23,900
Ventas, Inc.	8,906	709,185
Vornado Realty Trust	5,208	456,013
Washington Real Estate Investment Trust	1,832	52,322
Weingarten Realty Investors	3,428	116,792
Wereldhave NV	533	38,762
Westfield Group	62,091	751,062
Westfield Retail Trust	98,558	336,999
Workspace Group PLC	3,281	19,125

		21,819,990

Common Stocks (continued)

	Shares	Market Value

Real Estate Management & Development 2.3%
Aeon Mall Co., Ltd.	2,600	$83,709
Argosy Property Ltd.	14,216	12,734
Atrium European Real Estate Ltd.	5,530	33,072
Ayala Land, Inc.	161,400	127,465
BR Malls Participacoes SA*	13,600	161,439
Brookfield Asset Management, Inc., Class A	16,700	644,660
Brookfield Office Properties, Inc.	7,300	134,414
CA Immobilien Anlagen AG*	2,046	28,805
Capital & Counties Properties PLC	17,060	81,683
CapitaLand Ltd.	77,000	234,823
Castellum AB	4,797	71,828
Central Pattana PCL	19,200	65,385
Daibiru Corp.	1,300	18,126
Echo Investment SA*	13,101	23,633
Fabege AB	4,199	45,475
First Capital Realty, Inc.	2,700	52,153
Forest City Enterprises, Inc., Class A*	3,643	68,015
Global Logistic Properties Ltd.	79,000	177,804
GuocoLand Ltd.	13,000	23,858
Hang Lung Group Ltd.	23,000	135,776
Hang Lung Properties Ltd.	57,000	221,940
Heiwa Real Estate Co., Ltd.	900	22,931
Hongkong Land Holdings Ltd.	35,000	254,842
Hulic Co., Ltd.	9,400	104,538
Hysan Development Co., Ltd.	18,342	91,091
Immofinanz AG*	30,897	126,335
Kerry Properties Ltd.	22,000	99,822
KLCC Property Holdings Bhd(a)	11,600	27,642
Kungsleden AB	3,899	27,339
Mitsui Fudosan Co., Ltd.	27,000	918,892
NTT Urban Development Corp.	43	63,754
Precinct Properties New Zealand Ltd.	26,450	24,387
PSP Swiss Property AG REG*	1,145	107,489
Robinsons Land Corp.	52,700	32,947
Singapore Land Ltd.	3,000	21,563
SM Prime Holdings, Inc.	198,275	96,483
Swiss Prime Site AG REG*	1,795	147,186
Tokyu Land Corp.	13,000	159,836
United Industrial Corp. Ltd.	4,000	9,783
Wheelock & Co., Ltd.	23,000	128,168

		4,911,825

Total Common Stocks (cost $21,666,488)		26,731,815

13

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Alternatives Allocation Fund (Continued)

U.S. Treasury Bond 7.2%

	Principal Amount	Market Value

U.S. Treasury Inflation Indexed Bonds
0.13%, 04/15/16	$613,000	$675,386
0.13%, 04/15/17	710,000	772,687
0.13%, 01/15/22	660,000	736,768
0.13%, 07/15/22	655,000	721,203
0.13%, 01/15/23	447,000	485,078
0.50%, 04/15/15	340,000	377,279
0.63%, 07/15/21 (b)	573,300	674,335
0.63%, 02/15/43	143,000	150,901
0.75%, 02/15/42	369,000	411,300
1.13%, 01/15/21 (b)	586,000	730,675
1.25%, 04/15/14	244,000	273,068
1.25%, 07/15/20 (b)	518,000	654,930
1.38%, 07/15/18	240,000	299,292
1.38%, 01/15/20	303,000	384,675
1.63%, 01/15/15	304,000	388,282
1.63%, 01/15/18	262,000	334,403
1.75%, 01/15/28	250,000	357,874
1.88%, 07/15/15	272,000	350,835
1.88%, 07/15/19	243,000	320,619
2.00%, 07/15/14	304,000	390,516
2.00%, 01/15/16	272,000	349,191
2.00%, 01/15/26	320,000	491,466
2.12%, 02/15/40	242,000	378,097
2.13%, 01/15/19	236,000	308,272
2.13%, 02/15/41	382,000	592,411
2.38%, 01/15/17	276,000	365,307
2.38%, 01/15/25	447,000	740,584
2.38%, 01/15/27	263,000	417,598
2.50%, 07/15/16	320,000	419,033
2.50%, 01/15/29	226,000	346,989
2.63%, 07/15/17	224,000	297,696
3.38%, 04/15/32	80,000	171,427
3.63%, 04/15/28	268,000	609,201
3.88%, 04/15/29	312,000	726,963

Total U.S. Treasury Bonds (cost $14,577,352)		15,704,341

U.S. Treasury Note 31.1%
U.S. Treasury Note, 3.13%, 05/15/19	59,562,000	67,509,805

Total U.S. Treasury Note (cost $66,931,838)		67,509,805

Commodity-Linked Notes 5.1%
Bank of America Corp. Commodity Note, one-month U.S. Dollar LIBOR due 05/01/14 (indexed to the Dow Jones-UBS Commodity Index 3 Month Forward Total Return) (c)(d)(e)	10,000,000	9,356,849

Commodity-Linked Notes (continued)

	Principal Amount	Market Value

JPMorgan Chase Bank, NA Commodity Note, three-month U.S. Dollar LIBOR-0.10% due 10/31/13 (indexed to the Dow Jones-UBS Commodity Index 3 Month Forward Total Return) (c)(d)(e)	$350,000	$268,835
JPMorgan Chase Bank, NA Commodity Note, three-month U.S. Dollar LIBOR-0.10% due 03/24/14 (indexed to the Dow Jones-UBS Commodity Index 3 Month Forward Total Return) (c)(d)(e)	300,000	284,760
JPMorgan Chase Bank, NA Commodity Note, three-month U.S. Dollar LIBOR-0.10% due 04/01/14 (indexed to the Dow Jones-UBS Commodity Index 3 Month Forward Total Return) (c)(d)(e)	440,000	427,944
UBS AG Commodity Note, three-month U.S. Dollar LIBOR due 07/22/13 (indexed to the Dow Jones-UBS Commodity Index 3 Month Forward Total Return) (c)(d)(e)	450,000	453,573
UBS AG Commodity Note, one-month U.S. Dollar LIBOR due 04/24/14 (indexed to the Dow Jones-UBS Commodity Index 3 Month Forward Total Return) (c)(d)(e)	250,000	230,047

Total Commodity-Linked Notes (cost $11,790,000)		11,022,008

Purchased Options 0.0%†

	Number of Contracts	Market Value

Call Options 0.0%†
KLCI Index, Expires 05/31/13, Strike Price MYR 1,701.50*	55	24,170
KOSPI 200 Index, Expires 06/13/13, Strike Price KRW 267.00*	28	17,679
SET50 Index, Expires 06/27/13, Strike Price THB 986.50*	24	64,029

Total Purchased Options (cost $1,858)		105,878

14

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Alternatives Allocation Fund (Continued)

Mutual Fund 43.3%

	Shares	Market Value

Money Market Fund 43.3%
Fidelity Institutional Money Market Fund — Institutional Class, 0.14% (f)	94,198,609	$94,198,609

Total Mutual Fund (cost $94,198,609)		94,198,609

Right 0.0%†

	Number of Rights	Market Value

Real Estate Investment Trusts (REITs) 0.0%†
Sycom Property Fund, Expiring 05/17/13*	352	55

Total Right (cost $0)		55

Total Investments (cost $209,166,145) (g) — 99.0%		215,272,511

Other assets in excess of liabilities — 1.0%		2,115,367

NET ASSETS — 100.0%		$217,387,878

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	Security or a portion of the security was used to cover the margin requirement for futures contracts.

(c)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2013. The maturity date represents the actual maturity date.

(d)	Security is linked to the Dow Jones-UBS Commodity Index 3 Month Forward Total Return. Security does not guarantee any return of principal at maturity but instead, will pay at maturity or upon exchange, an amount based on the closing value of the Dow Jones-UBS Commodity Index 3 Month Forward Total Return. Although these instruments are primarily debt obligations, they indirectly provide exposure to changes in the value of the underlying commodities. Holders of the security have the right to exchange these notes at any time.

(e)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at April 30, 2013 was $11,022,008 which represents 5.07% of net assets.
(f)	Represents 7-day effective yield as of April 30, 2013.

(g)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB	Stock Company

AG	Stock Corporation

AS	Stock Corporation

Bhd	Public Limited Company

KLCI	Kuala Lumpur Composite Index

KOSPI	Korean Composite Stock Price Index

KRW	South Korean Won

LIBOR	London Interbank Offered Rate

Ltd.	Limited

MYR	Malaysia Ringgit

NA	National Association

NV	Public Traded Company

PCL	Public Company Limited

PLC	Public Limited Company

REG	Registered Shares

REIT	Real Estate Investment Trust

SA	Stock Company

SCA	Limited partnership with share capital

SE	European Public Limited Liability Company

SET	Stock Exchange of Thailand

SpA	Limited Share Company

THB	Thailand Baht

15

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Alternatives Allocation Fund (Continued)

At April 30, 2013, the Fund’s open written options contracts were as follows (Note 2):

Put Options

Number of contracts	Description	Counterparty	Expiration Date	Premiums Paid/(Received)	Value at April 30, 2013	Unrealized Appreciation/ (Depreciation)
55	KLCI Index (Strike Price MYR 1,701.50)	Credit Suisse International	05/31/13	$—	$(12,433)	$(12,433)
28	KOSPI 200 Index (Strike Price KRW 267.00)	Credit Suisse International	06/13/13	—	(150,557)	(150,557)
24	SET50 Index (Strike Price THB 986.50)	Credit Suisse International	06/27/13	—	(6,008)	(6,008)

				$—	$(168,998)	$(168,998)

Amounts designated as “—” are zero or have been rounded to zero.

At April 30, 2013, the Fund’s open swap contracts were as follows (Note 2):

Credit default swaps on sovereign issues — sell protection1

Counterparty	Reference Entity	Fixed Annual Rate Paid by Fund	Notional Amount[2]	Implied Credit Spread as of April 30, 2013[3]	Termination Date	Upfront Premium (Received)/ Paid[4]	Unrealized Appreciation/ (Depreciation)
Bank of America Corp.	Federal Republic of Brazil	1.00%	$3,600,000	1.014%	12/20/17	$(12,837)	$14,732
Bank of America Corp.	Republic of Colombia	1.00	100,000	0.636	06/20/17	(1,806)	3,417
Bank of America Corp.	Republic of Indonesia	1.00	3,600,000	1.021	06/20/17	(127,382)	128,561
Bank of America Corp.	Republic of Indonesia	1.00	1,400,000	1.173	12/20/17	(30,357)	21,042
Bank of America Corp.	Republic of Philippines	1.00	1,000,000	0.670	06/20/17	(26,153)	40,802
Bank of America Corp.	Republic of Philippines	1.00	500,000	0.796	12/20/17	(5,696)	10,915
Credit Suisse International	Republic of Colombia	1.00	100,000	0.567	12/20/16	(3,335)	5,022
Credit Suisse International	Republic of Indonesia	1.00	200,000	0.893	12/20/16	(6,771)	7,776
Credit Suisse International	Republic of Indonesia	1.00	200,000	0.960	03/20/17	(7,515)	8,053
Credit Suisse International	Republic of Indonesia	1.00	100,000	0.960	03/20/17	(2,478)	2,747
Credit Suisse International	Republic of Panama	1.00	100,000	0.526	09/20/16	(64)	1,787
Credit Suisse International	Republic of Peru	1.00	500,000	0.534	09/20/16	(6,063)	14,531
Credit Suisse International	Republic of Peru	1.00	100,000	0.534	09/20/16	(803)	2,497
Credit Suisse International	Republic of Peru	1.00	1,200,000	0.641	06/20/17	(29,512)	48,600
Credit Suisse International	Republic of Philippines	1.00	200,000	0.557	09/20/16	(3,784)	7,009
Credit Suisse International	Republic of Philippines	1.00	200,000	0.600	12/20/16	(10,329)	13,456
Credit Suisse International	Republic of Turkey	1.00	1,800,000	0.818	09/20/16	(78,529)	91,661
Credit Suisse International	Republic of Turkey	1.00	100,000	0.818	09/20/16	(2,810)	3,540
Credit Suisse International	Republic of Turkey	1.00	600,000	0.914	03/20/17	(31,305)	33,974
Credit Suisse International	Republic of Venezuela	5.00	1,200,000	7.362	09/20/16	(214,200)	138,473
Credit Suisse International	Republic of Venezuela	5.00	100,000	7.362	09/20/16	(11,524)	5,213
Credit Suisse International	Republic of Venezuela	5.00	100,000	7.401	12/20/16	(13,019)	6,176
Credit Suisse International	Republic of Venezuela	5.00	200,000	7.434	03/20/17	(15,952)	1,243
Credit Suisse International	Russia Foreign Bond	1.00	1,500,000	0.952	09/20/16	(33,229)	37,377
Credit Suisse International	Russia Foreign Bond	1.00	100,000	0.952	09/20/16	(1,364)	1,641
Deutsche Bank AG	Federal Republic of Brazil	1.00	1,100,000	0.804	09/20/16	(7,230)	15,751
Deutsche Bank AG	Federal Republic of Brazil	1.00	100,000	0.804	09/20/16	(487)	1,262
Deutsche Bank AG	Federal Republic of Brazil	1.00	4,100,000	0.914	06/20/17	(91,412)	110,635
Deutsche Bank AG	Republic of Panama	1.00	800,000	0.526	09/20/16	(1,173)	14,952
Deutsche Bank AG	Republic of Peru	1.00	2,400,000	0.737	12/20/17	0	31,632
Deutsche Bank AG	Republic of Turkey	1.00	200,000	0.914	03/20/17	(13,140)	14,029

16

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Alternatives Allocation Fund (Continued)

Credit default swaps on sovereign issues — sell protection1 (continued)

Counterparty	Reference Entity	Fixed Annual Rate Paid by Fund	Notional Amount[2]	Implied Credit Spread as of April 30, 2013[3]	Termination Date	Upfront Premium (Received)/ Paid[4]	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	Republic of Turkey	1.00%	$2,300,000	1.082%	12/20/17	$(63,370)	$57,522
Deutsche Bank AG	Republic of Venezuela	5.00	3,600,000	7.465	06/20/17	(377,369)	94,332
Deutsche Bank AG	Republic of Venezuela	5.00	900,000	7.539	12/20/17	(90,734)	10,489
Deutsche Bank AG	Russia Foreign Bond	1.00	200,000	1.071	03/20/17	(12,355)	12,042
Deutsche Bank AG	Russia Foreign Bond	1.00	2,200,000	1.121	06/20/17	(110,824)	102,604
Deutsche Bank AG	Russia Foreign Bond	1.00	600,000	1.259	12/20/17	(12,661)	6,347
Deutsche Bank AG	United Mexican States	1.00	3,900,000	0.641	06/20/17	(65,900)	127,849
UBS AG	Federal Republic of Brazil	1.00	300,000	0.882	03/20/17	(6,537)	8,251
UBS AG	Republic of Indonesia	1.00	1,100,000	0.814	09/20/16	(18,400)	26,552
UBS AG	Republic of Indonesia	1.00	100,000	0.814	09/20/16	(1,139)	1,881
UBS AG	Republic of Panama	1.00	100,000	0.526	09/20/16	(1,191)	2,914
UBS AG	Republic of Panama	1.00	500,000	0.607	03/20/17	(8,752)	16,931
UBS AG	Republic of Panama	1.00	1,900,000	0.640	06/20/17	(35,108)	65,361
UBS AG	Republic of Peru	1.00	300,000	0.574	12/20/16	(4,441)	9,419
UBS AG	Republic of Peru	1.00	100,000	0.609	03/20/17	(2,604)	4,230
UBS AG	Republic of Philippines	1.00	600,000	0.557	09/20/16	(9,754)	19,431
UBS AG	Republic of Philippines	1.00	100,000	0.557	09/20/16	(1,039)	2,652
UBS AG	Republic of Turkey	1.00	100,000	0.818	09/20/16	(3,224)	3,954
UBS AG	Republic of Turkey	1.00	4,100,000	0.955	06/20/17	(228,880)	241,255
UBS AG	Russia Foreign Bond	1.00	300,000	1.016	12/20/16	(10,720)	10,893

						$(1,855,261)	$1,663,415

Credit default swaps on credit indices — sell protection1

Counterparty	Reference Entity	Fixed Annual Rate Paid by Fund	Notional Amount[2]	Implied Credit Spread as of April 30, 2013[3]	Termination Date	Upfront Premium (Received)/ Paid[4]	Unrealized Appreciation/ (Depreciation)
Barclays Capital, Inc.	Markit CDX North America High Yield Index Series 20	5.00%	$28,250,000	3.634%	06/20/18	$887,151	$1,013,615

						$887,151	$1,013,615

CDX Credit Default Swap Index

[1]

The Fund, as a seller of credit protection, receives periodic payments and any upfront premium from the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of each individual swap contract.

[2]	The notional amount is the maximum amount that a seller of a credit default swap would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
[3]

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make a payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

17

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Alternatives Allocation Fund (Continued)

[4]

Upfront premiums generally related to payments received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

At April 30, 2013, the Fund has $210,000 segregated as collateral with Deutsche Bank AG for open credit default swap contracts.

Equity Swaps

Counterparty	Reference Entity	Termination Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Credit Suisse International	Bovespa Index	06/12/13	BRL	5,553,394	$78,372
Credit Suisse International	RTS Index	06/17/13	$	1,417,062	(122,744)
Credit Suisse International	WIG20 Index	06/21/13	PLN	1,187,529	(27,128)
Credit Suisse International	BIST 30 Index	06/28/13	TRY	919,655	5,982

					$(65,518)

BIST	Borsa Istanbul Stock Exchange

BRL	Brazilian Real

PLN	Poland Zloty

RTS	Russian Trading System

TRY	Turkish Lira

WIG	Warsaw Stock Exchange

At April 30, 2013, the Fund has $920,000 segregated as collateral with Credit Suisse International for open written options, credit default swaps, and equity swap contracts.

At April 30, 2013, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
12	Australian 10 Year Bond Future	06/17/13	$1,554,039	$62,094
16	Canadian 10 Year Bond Future	06/19/13	2,171,661	60,685
266	EURO-BOBL Future	06/06/13	44,394,621	249,757
46	FTSE/JSE Top 40 Future	06/20/13	1,756,033	(94,581)
57	H-Shares Index Future	05/30/13	3,991,025	118,069
9	Japan 10 Year Bond Treasury Future	06/11/13	13,343,284	(14,593)
17	Long GILT Future	06/26/13	3,169,098	108,964
43	Mexican Bolsa Index Future	06/21/13	1,496,251	(71,671)
89	MSCI Taiwan Index Future	05/30/13	2,603,250	39,650
131	SGX S&P CNX Nifty Future	05/30/13	1,551,957	21,975

			$76,031,219	$480,349

BOBL	Bundesobligationen (Federal Republic of Germany)

CNX	CRISIL NSE Index

FTSE	Financial Times Stock Exchange

GILT	Government Index-Linked Treasury

JSE	Johannesburg Stock Exchange

SGX	Singapore Exchange

18

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Alternatives Allocation Fund (Continued)

At April 30, 2013, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

Currency	Counterparty	Delivery Date	Currency Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
Brazilian Real	Standard Chartered Bank	5/03/13	(5,800,000)	$(2,865,613)	$(2,898,913)	$(33,300)

Currency	Counterparty	Delivery Date	Currency Received	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Brazilian Real	State Street Bank and Trust Co.	5/03/13	5,800,000	$2,910,040	$2,898,913	$(11,127)
Brazilian Real	Standard Chartered Bank	6/04/13	5,800,000	2,856,017	2,898,913	42,896
Hong Kong Dollar	UBS AG	6/19/13	37,900,000	4,888,115	4,883,926	(4,189)
Hungarian Forint	CRT Services, Inc.	6/19/13	19,600,000	84,386	86,243	1,857
Indian Rupee	Nomura Securities Tokyo	6/19/13	83,600,000	1,497,134	1,551,740	54,606
Korean Won	Societe Generale	6/19/13	3,841,700,000	3,519,555	3,488,332	(31,223)
Malaysian Ringgit	Royal Bank of Scotland	6/19/13	3,000,000	961,446	986,031	24,585
Mexican Peso	Standard Chartered Bank	6/19/13	16,500,000	1,284,147	1,358,886	74,739
Polish Zlotych	CRT Services, Inc.	6/19/13	1,200,000	373,390	379,765	6,375
South African Rand	Morgan Stanley Co., Inc.	6/19/13	14,700,000	1,599,234	1,638,157	38,923
Taiwan Dollar	Societe Generale	6/19/13	75,900,000	2,570,703	2,571,835	1,132
Thailand Baht	Societe Generale	6/19/13	21,000,000	702,859	715,503	12,644
Turkish Lira	Morgan Stanley Co., Inc.	6/19/13	900,000	496,168	502,022	5,854

Total Long Contracts				$23,743,194	$23,960,266	$217,072

The accompanying notes are an integral part of these financial statements.

19

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

Nationwide Alternatives Allocation Fund
Assets:
Investments, at value (cost $209,166,145)	$215,272,511
Cash	372,217
Restricted cash, collateral for open written options, credit default swaps, and equity swaps contracts	1,130,000
Foreign currencies, at value (cost $137,640)	136,576
Interest and dividends receivable	973,178
Receivable for investments sold	26,594,421
Receivable for capital shares issued	183,851
Reclaims receivable	11,783
Swaps contracts, at value (Note 2)	2,290,156
Receivable for variation margin on futures contracts	8,146
Unrealized appreciation on forward foreign currency contracts (Note 2)	263,611
Prepaid expenses	21,349

Total Assets	247,257,799

Liabilities:
Payable for investments purchased	26,573,368
Payable for capital shares redeemed	1,839,012
Payable for variation margin on swap contracts	460,756
Written options, at value (premiums $0) (Note 2)	168,998
Swap contracts, at value (Note 2)	646,754
Unrealized depreciation on forward foreign currency contracts (Note 2)	79,839
Accrued expenses and other payables:
Investment advisory fees	40,680
Fund administration fees	11,063
Distribution fees	551
Administrative servicing fees	89
Accounting and transfer agent fees	4,896
Trustee fees	337
Deferred capital gain country tax	1,749
Custodian fees	607
Compliance program costs (Note 3)	101
Professional fees	18,441
Printing fees	6,262
Other	16,418

Total Liabilities	29,869,921

Net Assets	$217,387,878

Represented by:
Capital	$213,728,210
Accumulated distributions in excess of net investment income	(1,682,331)
Accumulated net realized losses from investment, futures, forward and foreign currency, written option, and swap transactions	(3,876,703)
Net unrealized appreciation/(depreciation) from investments†	6,104,617
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	480,349
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	183,772
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	7,450
Net unrealized appreciation/(depreciation) from written options (Note 2)	(168,998)
Net unrealized appreciation/(depreciation) from swap contracts (Note 2)	2,611,512

Net Assets	$217,387,878

† Net of $1,749 of deferred capital gain country tax.

20

Statement of Assets and Liabilities (continued)

April 30, 2013 (Unaudited)

Nationwide Alternatives Allocation Fund
Net Assets:
Class A Shares	$947,354
Class C Shares	462,706
Institutional Service Class Shares	21,704
Institutional Class Shares	215,956,114

Total	$217,387,878

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	93,883
Class C Shares	46,211
Institutional Service Class Shares	2,148
Institutional Class Shares	21,370,323

Total	21,512,565

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.09
Class C Shares (a)	$10.01
Institutional Service Class Shares	$10.10
Institutional Class Shares	$10.11
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.54

Maximum Sales Charge:
Class A Shares	4.25%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

21

Statement of Operations

For the Six Months Ended April 30, 2013 (Unaudited)

Nationwide Alternatives Allocation Fund
INVESTMENT INCOME:
Dividend income	$470,038
Interest income	407,617
Foreign tax withholding	(17,567)

Total Income	860,088

EXPENSES:
Investment advisory fees	393,666
Fund administration fees	63,936
Distribution fees Class A	956
Distribution fees Class C	2,063
Administrative servicing fees Class A	268
Registration and filing fees	23,901
Professional fees	27,939
Printing fees	11,451
Trustee fees	3,518
Custodian fees	4,639
Accounting and transfer agent fees	11,030
Compliance program costs (Note 3)	393
Other	23,272

Total expenses before earnings credit and expenses reimbursed	567,032

Earnings credit (Note 5)	(1,604)
Expenses reimbursed by adviser (Note 3)	(168,133)

Net Expenses	397,295

NET INVESTMENT INCOME	462,793

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(2,197,382)
Net realized gains from futures transactions (Note 2)	769,258
Net realized gains from forward and foreign currency transactions (Note 2)	213,687
Net realized losses from written option transactions (Note 2)	(117,295)
Net realized gains from swap transactions (Note 2)	2,133,128

Net realized gains from investment, futures, forward and foreign currency, written options, and swap transactions	801,396

Net change in unrealized appreciation/(depreciation) from investments††	4,979,786
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	442,729
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	1,229
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	12,196
Net change in unrealized appreciation/(depreciation) from written options (Note 2)	(45,999)
Net change in unrealized appreciation/(depreciation) from swap contracts (Note 2)	1,663,755

Net change in unrealized appreciation/(depreciation) from investments, futures contracts, forward foreign currency contracts, translation of assets and liabilities denominated in foreign currencies, written options, and swap contracts	7,053,696

Net realized/unrealized gains from investments, futures, forward and foreign currency transactions, translation of assets and liabilities denominated in foreign currencies, written options, and swap contracts	7,855,092

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$8,317,885

††	Net of increase in deferred capital gain country tax accrual on unrealized appreciation of $1,749.

The accompanying notes are an integral part of these financial statements.

22

Statements of Changes in Net Assets

	Nationwide Alternatives Allocation Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
Operations:
Net investment income	$462,793	$881,844
Net realized gains from investment, futures, forward and foreign currency, written option, and swap transactions	801,396	4,912,299
Net change in unrealized appreciation/(depreciation) from investments, futures contracts, forward foreign currency contracts, translation of assets and liabilities denominated in foreign currencies, written options, and swap contracts	7,053,696	(1,399,121)

Change in net assets resulting from operations	8,317,885	4,395,022

Distributions to Shareholders From:
Net investment income:
Class A	(3,230)	–
Class C	–	–
Institutional Service Class	(67)	(8)
Institutional Class	(1,451,513)	(150,008)

Change in net assets from shareholder distributions	(1,454,810)	(150,016)

Change in net assets from capital transactions	23,047,745	17,275,341

Change in net assets	29,910,820	21,520,347

Net Assets:
Beginning of period	187,477,058	165,956,711

End of period	$217,387,878	$187,477,058

Accumulated distributions in excess of net investment income at end of period	$(1,682,331)	$(690,314)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$297,566	$427,024
Dividends reinvested	3,083	–
Cost of shares redeemed	(89,361)	(251,239)

Total Class A Shares	211,288	175,785

Class C Shares
Proceeds from shares issued	125,375	226,058
Dividends reinvested	–	–
Cost of shares redeemed	(6,280)	(38,624)

Total Class C Shares	119,095	187,434

Institutional Service Class Shares
Proceeds from shares issued	12,284	–
Dividends reinvested	67	8
Cost of shares redeemed	(12)	–

Total Institutional Service Class Shares	12,339	8

Institutional Class Shares
Proceeds from shares issued	30,243,324	51,792,053
Dividends reinvested	1,451,513	150,008
Cost of shares redeemed	(8,989,814)	(35,029,947)

Total Institutional Class Shares	22,705,023	16,912,114

Change in net assets from capital transactions	$23,047,745	$17,275,341

23

Statements of Changes in Net Assets (continued)

	Nationwide Alternatives Allocation Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
SHARE TRANSACTIONS:
Class A Shares
Issued	29,950	45,644
Reinvested	313	–
Redeemed	(9,016)	(26,429)

Total Class A Shares	21,247	19,215

Class C Shares
Issued	12,831	24,427
Reinvested	–	–
Redeemed	(637)	(4,105)

Total Class C Shares	12,194	20,322

Institutional Service Class Shares
Issued	1,241	–
Reinvested	7	1
Redeemed	(1)	–

Total Institutional Service Class Shares	1,247	1

Institutional Class Shares
Issued	3,050,008	5,479,295
Reinvested	147,362	16,668
Redeemed	(905,043)	(3,758,195)

Total Institutional Class Shares	2,292,327	1,737,768

Total change in shares	2,327,015	1,777,306

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

24

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Alternatives Allocation Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$9.74	0.01	0.38	0.39	(0.04)	(0.04)	–	$10.09	4.06%		$947,354	0.72%	0.15%		0.89%	8.44%
Year Ended October 31, 2012 (f)	$9.53	0.02	0.19	0.21	–	–	–	$9.74	2.20%		$707,666	0.72%	0.18%		0.93%	87.25%
Period Ended October 31, 2011 (f)(g)	$10.00	0.01	(0.48)	(0.47)	–	–	–	$9.53	(4.70%	)	$508,909	0.65%	0.24%		1.15%	15.06%

Class C Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$9.66	(0.03)	0.38	0.35	–	–	–	$10.01	3.62%		$462,706	1.40%	(0.53%	)	1.57%	8.44%
Year Ended October 31 , 2012 (f)	$9.51	(0.05)	0.20	0.15	–	–	–	$9.66	1.58%		$328,521	1.40%	(0.52%	)	1.61%	87.25%
Period Ended October 31, 2011 (f)(g)	$10.00	(0.01)	(0.48)	(0.49)	–	–	–	$9.51	(4.90%	)	$130,226	1.39%	(0.47%	)	1.95%	15.06%

Institutional Service Class Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$9.77	0.03	0.37	0.40	(0.07)	(0.07)	–	$10.10	4.16%		$21,704	0.40%	0.59%		0.57%	8.44%
Year Ended October 31, 2012 (f)	$9.53	0.05	0.20	0.25	(0.01)	(0.01)	–	$9.77	2.62%		$8,803	0.40%	0.49%		0.60%	87.25%
Period Ended October 31, 2011 (f)(g)	$10.00	0.01	(0.48)	(0.47)	–	–	–	$9.53	(4.70%	)	$8,580	0.40%	0.40%		0.77%	15.06%

Institutional Class Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$9.77	0.02	0.40	0.42	(0.08)	(0.08)	–	$10.11	4.27%		$215,956,114	0.40%	0.47%		0.57%	8.44%
Year Ended October 31, 2012 (f)	$9.53	0.05	0.20	0.25	(0.01)	(0.01)	–	$9.77	2.61%		$186,432,068	0.40%	0.49%		0.61%	87.25%
Period Ended October 31, 2011 (f)(g)	$10.00	0.01	(0.48)	(0.47)	–	–	–	$9.53	(4.70%	)	$165,308,996	0.40%	0.41%		0.76%	15.06%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from July 26, 2011 (commencement of operations) through October 31, 2011.

The accompanying notes are an integral part of these financial statements.

25

Notes to Financial Statements

April 30, 2013 (Unaudited)

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of April 30, 2013, the Trust operates thirty-six (36) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the Nationwide Alternatives Allocation Fund (the “Fund”), a series of the Trust.

The Fund is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Fund’s portfolio securities is determined in accordance with the procedures described below. U.S. GAAP defines fair market value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets
—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
—	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Securities listed on a foreign exchange are generally valued at the last sale price at the close of the exchange on

26

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

which the security is principally traded. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to the Trust’s investment adviser, Nationwide Fund Advisors (“NFA”), and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to make fair value determinations. NFA and NFM have established a Fair Valuation Committee (“FVC”) to make fair value determinations.

The FVC follows guidelines approved by the Board of Trustees to make fair value determinations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of the Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security.

The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. Fair valuation factors are provided by an independent pricing service provider. When fair valuation factors are utilized, the value assigned to securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a fair valuation factor is generally categorized as a Level 2 investment within the hierarchy.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect factors such as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. Commodity-linked notes are valued at the last quoted bid price provided by the counterparty, which generally considers the movement of an underlying commodity index as well as other terms of the contract including the leverage factor and any fee and/or interest components of the note, and are categorized as Level 2 investments within the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

27

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

Valuation of various derivatives used by the Fund is discussed below.

The following table provides a summary of the inputs used to value the Fund’s net assets as of April 30, 2013. Please refer to the Statements of Investments for additional information on portfolio holdings.

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Real Estate Investment Trusts (REITs)	$14,510,864	$7,309,126	$—	$21,819,990
Real Estate Management & Development	1,060,681	3,851,144	—	4,911,825
Total Common Stocks	$15,571,545	$11,160,270	$—	$26,731,815
Commodity-Linked Notes	—	11,022,008	—	11,022,008
Swap Contracts	84,354	2,205,802	—	2,290,156
Forward Foreign Currency Contracts	—	263,611	—	263,611
Futures Contracts	661,194	—	—	661,194
Mutual Fund	94,198,609	—	—	94,198,609
Purchased Options	—	105,878	—	105,878
Right	—	55	—	55
U.S. Treasury Bonds	—	15,704,341	—	15,704,341
U.S. Treasury Note	—	67,509,805	—	67,509,805
Total Assets	$110,515,702	$107,971,770	$—	$218,487,472
Liabilities:
Swap Contracts	(149,872)	(496,882)	—	(646,754)
Forward Foreign Currency Contracts	—	(79,839)	—	(79,839)
Futures Contracts	(180,845)	—	—	(180,845)
Written Options	—	(168,998)	—	(168,998)
Total Liabilities	$(330,717)	$(745,719)	$—	$(1,076,436)
Total	$110,184,985	$107,226,051	$—	$217,411,036

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the six months ended April 30, 2013, there were no transfers into or out of Level 1, Level 2 or Level 3.

(b)	Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets, and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

(c)	Commodity-Linked Notes

The Fund invests in commodity-linked notes to gain exposure to the investment returns of the commodity markets without direct investment in physical commodities or commodity futures contracts. The value of commodity-linked notes may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or changes in the underlying commodity or related commodity index. Because commodity-linked notes are often leveraged, their values may be more volatile than the underlying index. Certain commodity-linked notes may be illiquid. In addition to the performance of commodities, other factors that can affect the value of commodity-linked notes include liquidity, quality, and maturity. The notes are subject to prepayment, credit, and interest rate risk. Because of the relatively small number of issuers, the Fund’s

28

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

investment in commodity-linked notes will also be subject to counterparty risk, which is the risk that the issuer of the commodity-linked note will not fulfill its contractual obligations. If the underlying index declines from the entrance date by an amount specified in the note, the note may be automatically redeemed. The Fund can request prepayment from the issuer at any time. The Fund records a realized gain or loss when a note matures or is sold.

(d)	Options

The Fund purchased call options and wrote put options on foreign indices, and entered into closing transactions with respect to such options to terminate existing positions. Such call and put option investments are utilized to replicate the performance of an index. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the strike price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value. The Fund segregates liquid assets to cover its obligations under its option contracts.

When the Fund writes an option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds from or offset against amounts paid on the underlying transaction to determine the realized gain or loss on such underlying transaction. When the Fund writes an option, it has no control over whether the option will be exercised, and as a result bears the risk of an unfavorable change in the price of the instrument underlying the written option. Writing options entails the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market.

Options traded in the over-the-counter (“OTC”) market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, and otherwise at the last quoted bid price, and are generally categorized as Level 2 investments within the hierarchy. The value of an option position reflects, among other things, the implied price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the strike price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. The Fund uses only American-style options, which can be exercised at any time prior to the expiration date of the option. This is in contrast to European-style options which can only be exercised at expiration of the option.

The Fund effectively terminates its right or obligation under an option by entering into a closing transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

If the Fund is unable to effect a closing transaction for an option it purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between options and the securities markets may detract from the effectiveness of attempted hedging. Transactions using OTC options (other than options written by the Fund) expose the Fund to counterparty risk. To the extent required by Securities Exchange Commission (“SEC”) guidelines, the Fund will not enter into any options transactions unless it owns either (i) an offsetting (“covered”) position in securities, other options, or futures or (ii) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above. The Fund will also earmark or set aside cash and/or appropriate liquid assets in a segregated custodial account as required by SEC and U.S. Commodity Futures Trading Commission regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with other eligible assets. As a result, the commitment of a large portion

29

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

of the Fund’s assets to earmarking or segregated accounts as a cover could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

The Fund’s options contracts are disclosed in the Statement of Assets and Liabilities under “Options written, at value” and in the Statement of Operations under “Net realized gains/losses from written options transactions” and “Net change in unrealized appreciation/(depreciation) from written options.”

Transactions in written options during the six months ended April 30, 2013

	Put Options
	Number of Contracts	Premiums
Balance at 10/31/12	95	$—
Written	413	—
Terminated in closing purchase transactions	(401)	—
Expirations	—	—
Exercised	—	—
Balance as of 04/30/13	107	$—

Amounts designated as “—” are zero or have been rounded to zero.

(e)	Swap Contracts

Credit Default Swaps. The Fund entered into credit default swap contracts during the six months ended April 30, 2013. Swap contracts are privately negotiated agreements between the Fund and a counterparty. The Fund uses credit default swap contracts to create synthetic long exposure to domestic indices and sovereign debt securities. The Fund segregates liquid assets to cover its obligations under its credit default swap contracts.

As the seller in a credit default swap contract, the Fund receives from the counterparty a periodic stream of payments over the term of the contract, provided that no credit event or default (or similar event) occurs. However, the Fund is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by an issuer, such as a U.S. or foreign issuer, on the debt obligation. In return, if no credit event or default (or similar event) occurs, the Fund keeps the stream of payments and would have no payment obligations.

If a credit event or default (or similar event) occurs, the Fund either (i) pays to the counterparty an amount equal to the notional amount of the swap and takes delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii) pays the counterparty a net settlement amount in the form of cash or securities to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. By selling a credit default swap contract, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.

Credit default swaps on sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. The Fund uses credit default swaps on sovereign issues to take a long position to replicate performance of a particular sovereign issue.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices include high-yield

30

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

securities. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. A credit default swap on an index references all the names in the index, and if there is a default, the credit event is settled based on the name’s weight in the index. For most indices, each name has an equal weight in the index. The composition of the indices changes periodically. The use of credit default swaps on indices is often less expensive than it would be to buy many issuer-specific credit default swaps to achieve a similar effect.

Credit default swaps are marked-to-market daily based on valuations from independent pricing services. Pricing services utilize comparisons to two valuation sources. If the valuations differ by more than 100 basis points against the notional amount, further investigation with the pricing services takes place. Credit default swaps are generally categorized as Level 2 investments within the hierarchy.

Implied credit spreads are utilized in determining the market value of credit default swap agreements on sovereign issues and credit indices, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Implied credit spreads utilized in valuing the Fund’s investments as of April 30, 2013 are disclosed in the Statement of Investments. The implied credit spread of a particular referenced entity reflects the cost of selling protection on such entity’s debt, and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on credit indices, the quoted market prices and resulting value serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Equity Swaps. The Fund entered into equity swap contracts to gain exposure to a market, index, or issuer without owning or taking physical custody of securities. The counterparty to an equity swap contract is a financial institution. The Fund’s equity swap contracts are structured in a manner in which the counterparty and the Fund each agree to pay the other party the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in the particular indices. The Fund segregates liquid assets to cover its obligations under the equity swap contracts.

The Fund entered into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments are made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Equity swaps are valued at their last quoted sales price on the valuation date and are generally categorized as Level 1 investments within the hierarchy.

The Fund’s swap agreements are disclosed in the Statement of Assets and Liabilities under “Swap contracts, at value” and in the Statement of Operations under “Net realized gains/losses from swap transactions” and “Net change in unrealized appreciation/(depreciation) from swap contracts”.

(f)	Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objectives. The Fund entered into forward foreign currency contracts to gain exposure to certain currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. A forward foreign currency contract is adjusted daily by the exchange rate of the underlying currency, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. Forward foreign currency contracts entail the risk of unanticipated

31

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) on forward foreign currency contracts,” and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts.”

(g)	Futures Contracts

The Fund is subject to equity price and interest rate risk in the normal course of pursuing its investment objectives. The Fund entered into financial futures contracts (“futures contracts”) to meet the Fund’s investment objectives and to obtain and/or manage exposure related to the value of equities and interest rates. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are valued daily at their last quoted sale price and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through a clearing house and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are disclosed in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

32

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

The following tables provide a summary of the Fund’s derivative instruments categorized by risk exposure as of April 30, 2013:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of April 30, 2013

Assets:	Statement of Assets & Liabilities	Fair Value
Swap Contracts
Credit risk	Swap contracts, at value	$2,205,802
Equity risk	Swap contracts, at value	84,354

Futures Contracts*
Equity risk	Unrealized appreciation from futures contracts	179,694
Interest rate risk	Unrealized appreciation from futures contracts	481,500

Forward Foreign Currency Contracts
Currency risk	Unrealized appreciation on forward foreign currency contracts	263,611

Total		$3,214,961

Liabilities:
Written Options
Equity risk	Written options, at value	$(168,998)

Swap contracts
Credit risk	Swap contracts, at value	(496,882)
Equity risk	Swap contracts, at value	(149,872)

Futures Contracts*
Equity risk	Unrealized depreciation from futures contracts	(166,252)
Interest rate risk	Unrealized depreciation from futures contracts	(14,593)

Forward Foreign Currency Contracts
Currency risk	Unrealized depreciation on forward foreign currency contracts	(79,839)

Total		$(1,076,436)

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended April 30, 2013

Realized Gain/(Loss):	Total
Written Options
Equity risk	$(117,295)

Swap contracts
Credit risk	2,400,585
Equity risk	(267,457)

Futures Contracts
Equity risk	425,508
Interest rate risk	343,750

Forward Foreign Currency Contracts
Currency risk	213,687

Total	$2,998,778

33

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Six Months Ended April 30, 2013

Unrealized Appreciation/(Depreciation):	Total
Written Options
Equity risk	$(45,999)

Swap contracts
Credit risk	1,506,026
Equity risk	157,729

Futures Contracts
Equity risk	14,240
Interest rate risk	428,489

Forward Foreign Currency Contracts
Currency risk	1,229

Total	$2,061,714

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity of the Fund for the six months ended April 30, 2013.

(h)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

(i)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(j)	Federal Income Taxes

The Fund elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing

34

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable period from July 26, 2011 (commencement of operations) through October 31, 2013 and any interim tax period since then generally remain open for examination by taxing authorities.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions received from the Fund’s investments in U.S. REITs often include a “return of capital”, which is recorded by the Fund as a reduction of its cost basis in such investments. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the REIT’s distribution is deemed a return of capital and is generally not taxable to the Fund.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

(k)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected Goldman Sachs Asset Management, L.P. (the “Subadviser”) as the subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the six months ended April 30, 2013, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
All Assets	0.40%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

35

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding 0.40% for all share classes until February 28, 2014.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of April 30, 2013, the cumulative potential reimbursements for the Fund, listed by the period in which NFA waived fees or reimbursed expenses to the Fund, are:

Fiscal Period Ended 2011(a) Amount	Fiscal Year 2012 Amount	Six Months Ended April 30, 2013 Amount	Total
$159,203	$378,975	$168,133	$706,311

(a)	For the period from July 26, 2011 (commencement of operations) through October 31, 2011.

During the six months ended April 30, 2013, no amount was reimbursed to NFA pursuant to the Expense Limitation Agreement.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Fund and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended April 30, 2013, NFM received $63,936 in fees from the Fund under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Fund and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $20 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject

36

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended April 30, 2013, the Fund’s portion of such costs amounted to $393.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class A shares and 1.00% of Class C shares of the Fund.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Fund in the continuous distribution of its shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Fund. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Fund. NFD also receives fees for services as principal underwriter for Class C shares of the Fund. These fees are contingent deferred sales charges (“CDSCs”) of 1% on redemptions made within one year of purchase, which may cause the redeemed value of a shareholder’s account to fall below the total purchase payments. For the six months ended April 30, 2013, NFD received commissions of $6,047 from front-end sales charges of Class A shares and from CDSCs from Class C shares of the Fund, of which $920 was re-allowed to affiliated broker-dealers of the Fund.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Fund; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A and Institutional Service Class shares of the Fund.

For the six months ended April 30, 2013, NFS received $268 in administrative services fees from the Fund.

As of April 30, 2013, NFA or its affiliates directly held 99.35% of the outstanding shares of the Fund.

4.  Redemption Fees

For the period from November 1, 2011 through July 31, 2012, the Fund assessed a 2.00% redemption fee on shares that were sold or exchanged within 90 calendar days of purchase. The redemption fee, if any, was paid directly to the Fund and was intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the redemption fee applied, the shares that were held the longest were redeemed first. This redemption fee was in addition to any CDSCs that were applicable at the time of sale. The redemption fee was not applied in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that were not able to implement the redemption fee. The fee did not apply to shares purchased through automatically reinvested dividends or capital gain distributions. Effective August 1, 2012, redemption fees were eliminated.

For the year ended October 31, 2012, the Fund had contributions to capital due to the collection of redemption fees in the amount of $282.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), the Trust’s custodian bank, permitting the Trust to borrow up to $90,000,000. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under the line of credit during the six months ended April 30, 2013. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1% per annum plus the higher of

37

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

(a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

JPMorgan provides earnings credits for cash balances maintained in the Fund’s custody accounts, which are used to offset custody fees of the Fund.

6.  Investment Transactions

For the six months ended April 30, 2013, the Fund had purchases of $26,951,953 and sales of $9,050,865 (excluding short-term securities).

For the six months ended April 30, 2013, the Fund had purchases of $13,162,054 and sales of $673,502 of U.S. Government securities.

7.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

Risks Associated with Derivatives

Derivatives may be volatile and may involve significant risks. A derivative or its underlying security, commodity, measure or other instrument may not perform as expected. Certain derivatives may involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some derivatives have the potential for significant losses, including a loss that may be greater than the amount invested. Derivatives may also present default risk because the counterparty to a derivatives contract may fail to fulfill its obligations to the Fund. Certain derivatives held by the Fund may be illiquid, making it difficult to close out an unfavorable position.

Futures. The prices of futures contracts are typically more volatile than those of stocks and bonds. Small movements in the values of the assets or measures underlying a futures contract can cause disproportionately larger losses to the Fund. Futures may experience periods when they are less liquid than stocks, bonds or other investments.

38

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

Swaps and Forwards. Using swaps and forwards can involve greater risks than investing directly in the underlying securities or assets. Swaps and forwards often involve leverage, increasing their price volatility relative to changes in the price of the underlying asset. Currently there is no central exchange or market for swap and forward contracts, and therefore they are less liquid than exchange-traded instruments. If a swap or forward counterparty fails to meet its obligations under the contract, the Fund may lose money.

Commodity-Linked Notes. Commodity-linked notes are subject to the risk that the counterparty will fail to meet its obligations, as well as to the risk that the commodity or commodity index underlying a note may change in value. Commodity-linked notes often are leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. In addition, because they are debt securities, commodity-linked notes are subject to risks typically associated with fixed-income securities, such as movements in interest rates, the time remaining until maturity and the creditworthiness of the issuer. A liquid secondary market may not exist for certain commodity-linked notes, making it difficult for the Fund to sell them at the desired time at an acceptable price.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

In January 2013, Accounting Standards Update 2013-01 (“ASU 2013-01”), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (“ASU 2011-11”), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (i) offset in the financial statements or (ii) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund’s financial statements.

10.  Other

The Fund has substantial exposure to the Fidelity Institutional Money Market Fund, Institutional Class, about which more information may be found in the most recent annual or semi-annual report to shareholders, which is available at www.fidelity.com.

As of April 30, 2013, the Fund had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders) which held more than 10% of the total shares outstanding of the Fund. The Fund had 4 accounts holding 69.30% of the total outstanding shares of the Fund. Each such account is the account of an affiliated fund.

11.  Recaptured Brokerage Commissions

The Fund has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the six months ended April 30, 2013, the Fund recaptured $0 of brokerage commissions.

39

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

12.  Federal Tax Information

As of April 30, 2013, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$209,356,711	$6,953,157	$(1,037,357)	$5,915,800

13.  Subsequent Events

Management has evaluated the impact of subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

40

Supplemental Information

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements (together, the “Advisory Agreements”) with its Investment Adviser (the “Adviser”) and its Sub-Advisers must be approved for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of each series or fund of the Trust (individually a “Fund”), and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of the Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, and the services and support provided to the Fund and its shareholders.

In January 2013, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on continuation of the Advisory Agreements. The primary purpose of the January 2013 meeting was to ensure that the Trustees had ample opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Trustees also met in executive session with Independent Legal Counsel to consider the continuation of the Advisory Agreements outside the presence of management.

In preparation for the January 2013 meeting, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

—

A summary report for the Fund that set out a wide variety of summary information regarding the Fund, including performance, expense, and profitability information, and specifically including management’s analysis of the Fund’s performance and expenses and a specific recommendation as to action to be taken on the Fund’s advisory and sub-advisory arrangements;

—

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, for the Fund’s largest share class, the Fund’s (a) performance rankings (over multiple years ended September 30, 2012) compared with performance universes created by Lipper of similar or peer group funds, (b) expense rankings comparing the Fund’s contractual advisory fee and total expenses with expense groups and expense universes created by Lipper of similar or peer group funds, and (c) expense rankings comparing the Fund’s contractual advisory fee and total expenses with customized expense groups created by Lipper containing only sub-advised funds;

—	Information from the Adviser describing the Fund’s performance (over multiple years ended September 30, 2012) compared with the Fund’s benchmark and Lipper categories;

—

Information regarding fee arrangements, including the structure of the advisory and subadvisory fees, the method of computing fees and the frequency of payment of fees; voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation; any economies of scale resulting from increases in size of the Fund and the extent to which it may be appropriate for the Adviser to share some portion of the benefit of those economies with shareholders; and information regarding payments to financial intermediaries.

41

Supplemental Information (Continued)

In considering this information, the Trustees took into account management style, investment strategies, and prevailing market conditions. In evaluating the Advisory Agreements, the Trustees also reviewed information provided by the Adviser concerning the following:

—	The terms of the Advisory Agreements, including a list of services performed by the Adviser;

—

The activities of the Adviser in selecting, overseeing, and evaluating the Sub-Adviser; reporting to the Trustees regarding the Sub-Adviser; and taking steps, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

—	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment management economic and financial analysis, and asset allocation strategy;

—

The Adviser’s and Sub-Adviser’s personnel and methods, including the education, experience, and number of advisory and analytical personnel; general information about the compensation of the Adviser’s personnel with primary responsibility for management of the Trust; the Adviser’s and Sub-Adviser’s investment management process, including methods adopted to ensure compliance with investment objectives, policies and restrictions of the Fund’s portfolio; the Adviser’s risk assessment and risk management capabilities; the Adviser’s valuation and valuation oversight capabilities; time and attention of the Adviser’s investment supervisory personnel devoted to the investment portfolios of the Trust; and adequacy and sophistication of technology and systems with respect to investment and administrative matters, including oversight of the Sub-Adviser;

—	Litigation pending, threatened or settled involving the Adviser, and the results of any audits, investigations or examinations of the Securities and Exchange Commission;

—	The financial condition and stability of the Adviser, including financial arrangements between the Adviser and the Adviser’s parent organization; and

—

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Fund, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent.

At the January 2013 meeting, the Trustees reviewed, considered and discussed, among themselves and with the Adviser, Trust counsel, and Independent Legal Counsel, among other things, the information described above, and information regarding the nature, extent and quality of services provided by the Adviser under the Advisory Agreement. The Trustees also considered, where applicable, expense caps and fee waivers; reports provided throughout the year with respect to brokerage and portfolio transactions, including the standards for best execution, performance in meeting those standards, allocation of soft dollars for research products and services, portfolio turnover rates, and other benefits from the allocation of brokerage; and the effect of advisory and other fees on the Fund’s total expenses, including comparisons of expenses and expense ratios with those of comparable mutual funds. Management also reviewed with the Trustees the Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the Fund and the bases for that recommendation. The Trustees considered the Adviser’s profitability in providing services under the Advisory Agreement, together with an explanation of the Adviser’s methodology in calculating its profitability. They concluded in each case that the level of profitability to the Adviser did not appear unreasonably high.

The Trustees considered that the Nationwide Alternatives Allocation Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) were below the respective medians of the Fund’s expense group. The Trustees noted that because Nationwide Alternatives Allocation Fund had begun operations less than three years ago, the Fund had not yet established a long-term performance record that could be evaluated to the same degree as other

42

Supplemental Information (Continued)

Nationwide Funds. The Trustees considered the Fund’s performance to September 30, 2012 and the Adviser’s periodic reports as to its investment strategy and approach in managing the Fund.

At the March 2013 Board meeting, the Trustees received and considered information provided by the Adviser in follow-up from the January 2013 Board meeting. After extensive discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, the Trustees concluded the following:

—	The investment performance of the Fund was acceptable; and

—	The nature, extent, and quality of the investment advisory services provided to the Fund by the Adviser and Sub-Adviser were appropriate and consistent with the terms of the Advisory Agreements.

The Trustees also determined to continue to review ways, and the extent to which, economies of scale might be shared between the Adviser and shareholders of the Fund, and noted that NFA had taken a number of steps to date intended to share the benefits of economies of scale with shareholders, typically at higher asset levels.

Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

43

Management Information

April 30, 2013

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	95	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	95	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	95	None

44

Management Information (Continued)

April 30, 2013

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	95	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	95	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	95	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	95	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	95	None

45

Management Information (Continued)

April 30, 2013

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	95	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

46

Management Information (Continued)

April 30, 2013

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group[4]. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments[4].	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[4].	N/A	N/A
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A

47

Management Information (Continued)

April 30, 2013

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

48

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide. com/mutualfunds

Nationwide, Nationwide Financial, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

©2013 Nationwide Funds Group.

All rights reserved.

SAR-ALT 6/13

Nationwide Mutual Funds

SemiannualReport

April 30, 2013 (Unaudited)

Equity Funds

Nationwide Fund

Nationwide Growth Fund

Nationwide International Value Fund

Nationwide Small Company Growth Fund

Nationwide U.S. Small Cap Value Fund

Fixed-Income Funds

Nationwide Bond Fund

Nationwide Core Plus Bond Fund

Nationwide Enhanced Income Fund

Nationwide Government Bond Fund

Nationwide Inflation-Protected Securities Fund

Nationwide Money Market Fund

Nationwide Short Duration Bond Fund

SemiannualReport

April 30, 2013 (Unaudited)

Contents

1	Message to Shareholders
6	Summary of Market Environment

Equity Funds
7	Nationwide Fund
21	Nationwide Growth Fund
35	Nationwide International Value Fund
49	Nationwide Small Company Growth Fund
60	Nationwide U.S. Small Cap Value Fund

Fixed-Income Funds
87	Nationwide Bond Fund
104	Nationwide Core Plus Bond Fund
118	Nationwide Enhanced Income Fund
137	Nationwide Government Bond Fund
150	Nationwide Inflation-Protected Securities Fund
160	Nationwide Money Market Fund
172	Nationwide Short Duration Bond Fund

191	Notes to Financial Statements

213	Supplemental Information

218	Management Information

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice. Portfolio composition is accurate as of the date of this report and is subject to change at any time.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Message to Shareholders

April 30, 2013

Dear Shareholder,

Investing is like marriage. For the relationship to work, you must make an informed commitment and then honor it for better and for worse, through sickness and in health.

Today, most Americans understand that they are responsible for their own retirement and must make a commitment to prepare for the future. Yet, despite this awareness, many people are still struggling with owning their financial futures. While hard at work to support their daily needs, they avoid making long-term plans. Their current obligations and a complex investment climate seem overwhelming, so they choose not to choose. Without a comprehensive long-term financial agenda, the future can be very uncertain.

As a Nationwide Mutual Funds shareholder, you can be confident that you and your financial advisor have selected a reliable partner to share your journey. We are dedicated to offering a solid diversified fund lineup, as well as innovative solutions, outcome-oriented products and the experience to guide your investments through market cycles.

We know that this is a difficult time for investors. Healing from the economic downturn that began in 2008 is taking longer than we would like, yet while progress in the economy has been tepid, the stock market has gone on a tear, posting double-digit returns. Reflecting a broad-based view of economic recovery, the S&P 500® Index posted a return of 14.42% during the six-month reporting period.

Still, headlines about the real and perceived potential effects of domestic and international political and economic challenges often cause investor unease, while the facts indicate that moderate progress has been made in several areas. During the past six months, the U.S. economy avoided falling off the fiscal cliff, weathered the effects of the sequester and produced moderately encouraging economic indicators, including modest improvements in unemployment rates and the housing market. Even at a slow pace, the more months with some good economic news and little, or no, bad news, the closer we will be to a sustainable recovery.

As we move forward, keep in mind that periods of volatility and market downturns are a natural part of the economic cycle and should be expected. Long-term results are what matter most. We have more than 80 years of experience managing our customers’ assets through all types of markets.

We appreciate the commitment you have made to Nationwide Mutual Funds. We pride ourselves on keeping our promises and will continue to make your success our first priority.

Thank you.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Funds, please call 1-800-848-0920 to request a summary prospectus and/or a prospectus, or download a summary prospectus and/or a prospectus at nationwide.com/mutualfunds. Please read it carefully before investing any money.

There is no assurance that the investment objective of any fund will be achieved.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the fund’s portfolio. A more recent listing of each fund’s portfolio holdings can be found on the Trust’s Internet site, nationwide.com/mutualfunds.

Investing in mutual funds involves risk, including the possible loss of principal.

The Funds’ Adviser, or one of its affiliated advisers, or its employees may have a position in the securities named in this report.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Principal Risks

Nationwide Fund — The Fund is subject to stock market risk. Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of the other subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser.

Nationwide Growth Fund — The Fund is subject to stock market risk and portfolio turnover risk. Growth funds may underperform other funds that use different investing styles.

Nationwide International Value Fund — The Fund is subject to stock market risk and portfolio turnover risk. The Fund is subject to risks associated with investing in foreign securities. Funds that invest internationally involve risks not associated with investing solely in the United States, such as currency fluctuation, political risk, differences in accounting and limited availability of information, all of which are magnified in emerging markets. Funds that concentrate on specific countries may be subject to greater volatility than that of other mutual funds. Value funds may underperform other funds that use different investing styles.

Nationwide Small Company Growth Fund — The Fund is subject to stock market risk and risks associated with investing in stocks of smaller companies. Funds that concentrate on specific sectors may be subject to greater volatility than that of other mutual funds. The investment strategy of holding stocks for long time periods with an emphasis on particular industries or sectors may subject the Fund to above-average short-term volatility. Growth funds may underperform other funds that use different investing styles.

Nationwide U.S. Small Cap Value Fund — The Fund is subject to stock market risk and risks associated with investing in stocks of smaller companies. The Fund also is subject to risks associated with using a targeted strategy for stock selection. Value funds may underperform other funds that use different investing styles.

Nationwide Bond Fund — The Fund is subject to interest rate risk. The Fund is subject to credit and liquidity risks associated with the underlying bonds owned by the Fund. The Fund also is subject to prepayment and call risk, extension risk and mortgage-backed securities risk to varying degrees. The Fund also is subject to risks associated with investing in high-yield bonds and foreign securities.

Nationwide Core Plus Bond Fund — The Fund is subject to interest rate risk. The Fund is subject to credit and liquidity risks associated with the underlying bonds owned by the Fund. The Fund also is subject to prepayment and call risk, extension risk and mortgage-backed securities risk to varying degrees. The Fund also is subject to risks associated with investing in high-yield bonds, preferred stock and convertible securities.

Important Disclosures (Continued)

Nationwide Enhanced Income Fund and Nationwide Short Duration Bond Fund — The Funds are subject to interest rate risk. The Funds are subject to credit and liquidity risks associated with the underlying bonds owned by the Funds. The Funds also are subject to prepayment and call risk, extension risk, and mortgage- and asset-backed securities risks to varying degrees.

Nationwide Government Bond Fund — The Fund’s value is not guaranteed by the U.S. government or any government agency. The Fund is subject to interest rate risk. The Fund is subject to credit and liquidity risks associated with the underlying bonds owned by the Fund. The Fund also is subject to prepayment and call risk, extension risk and mortgage-backed securities risk to varying degrees.

Nationwide Inflation-Protected Securities Fund — The Fund is subject to interest rate risk. The Fund is subject to credit and liquidity risks associated with the underlying bonds owned by the Fund. The Fund is subject to inflation-protected bonds risk due to the inflation adjustment feature of these bonds, which can cause them to have lower yields than those of conventional fixed-rate bonds. The Fund also is subject to prepayment and call risk to varying degrees.

The risks mentioned for each Fund above, as well as other risks, may be present during the time you hold shares of a Fund and may negatively affect the value of your investment.

Performance

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Institutional Service Class shares (Institutional Class shares for the Nationwide Core Plus Bond Fund, Nationwide Enhanced Income Fund, Nationwide Growth Fund, Nationwide Inflation-Protected Securities Fund and Nationwide Money Market Fund; Service Class shares for the Nationwide Short Duration Bond Fund). Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund (IMF).

Barclays U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index comprising fixed-rate, non-investment-grade debt securities that are U.S. dollar-denominated and non-convertible; the maximum exposure to any one issuer is limited to 2%.

Important Disclosures (Continued)

Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM: An unmanaged, market capitalization-weighted index that measures the performance of all U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued U.S. TIPS with a remaining maturity of at least one year and $250 million or more in outstanding face value.

BofA Merrill Lynch (BofAML) 1-Year Treasury Bill (T-Bill) Index: An unmanaged index that measures the returns of 12-month Treasury bills. Comprises a single issue purchased at the beginning of a month and held for the full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding T-Bill with the longest maturity.

BofA Merrill Lynch (BofAML) 6-Month Treasury Bill (T-Bill) Index: An unmanaged index that measures the returns of six-month Treasury bills. Comprises a single issue purchased at the beginning of a month and held for the full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding T-Bill that matures closest to, but not beyond, six months from the rebalancing date.

BofA Merrill Lynch (BofAML) AAA U.S. Treasury/Agency Master Index: An unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

iMoneyNet Prime Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes and asset-backed commercial paper.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI EAFE® Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE Index.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World ex USA Index: An unmanaged index that measures the equity market performance of developed-market countries excluding the United States; covers approximately 85% of the free float-adjusted market capitalization in each country, capturing large- and mid-cap representation.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the 1,000 largest U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the 3,000 largest U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 2000® Index (the 2,000 smallest U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the 3,000 largest U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 2000® Index (the 2,000 smallest U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the 3,000 largest U.S. companies, based on market capitalization) with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P/Case-Shiller® Home Price Indexes: A family of unmanaged, value-weighted indexes designed to measure the average change in home prices in particular U.S. geographic markets; the S&P/Case-Shiller® U.S. National Home Price Index is calculated quarterly as a composite of single-family home price repeat sales indexes for the nine U.S. Census divisions; the S&P/Case-Shiller® 10-City Composite Home Price Index and the

Important Disclosures (Continued)

S&P/Case-Shiller® 20-City Composite Home Price Index cover 10 and 20 metropolitan statistical areas, respectively, are calculated monthly using a three-month moving average, and are published with a two-month lag.

Sales Charge and Fee Information

Nationwide Fund

Nationwide Bond Fund

Nationwide Government Bond Fund

Nationwide International Value Fund

Nationwide Small Company Growth Fund

Nationwide U.S. Small Cap Value Fund

Institutional Service Class shares have no sales charge or 12b-1 fee. Total returns reflect a waiver of part of each Fund’s fees for certain periods since inception, without which returns would have been lower.

Nationwide Core Plus Bond Fund

Nationwide Enhanced Income Fund

Nationwide Growth Fund

Nationwide Inflation-Protected Securities Fund

Nationwide Money Market Fund

Institutional Class shares have no sales charge or 12b-1 fee. Total returns reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower.

Nationwide Short Duration Bond Fund

Service Class shares have no sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not affiliated with any subadviser discussed in this material, except Nationwide Asset Management, LLC.

Summary of Market Environment

April 30, 2013

U.S. Stocks Advanced

The U.S. stock market began the six-month reporting period ended April 30, 2013, with a slight gain in November 2012 as investors expressed caution about the U.S. presidential election. President Obama was reelected for a second term, while Democrats retained control in the Senate and Republicans retained control of the House of Representatives. Immediately after the election, attention was once again focused on the fiscal cliff. In December 2012, the expected effects of the fiscal cliff were mostly avoided thanks to the permanent extension of the Bush-era tax cuts for many (but not all) taxpayers and a temporary postponement of the sequester. U.S. stock markets, as measured by the S&P 500® Index, posted a positive return for the month.

With uncertainty about the fiscal cliff and the presidential election resolved, U.S. stock markets, as measured by the S&P 500 Index, returned 10.61% for the first quarter of 2013. The equity markets continued their gains through April 2013, with the S&P 500 Index returning 1.93% for the month. Job growth reports at the beginning of 2013 were strong, but slowed in March, when the economy added just 88,000 new jobs, well below forecasts. The unemployment rate for March dropped to a four-year low of 7.6%, due to a combination of new jobs added and unemployed workers abandoning the job market.

Aside from a weak fourth-quarter 2012 gross domestic product (GDP) figure and the ambivalent employment numbers in early 2013, other economic data from the first quarter of 2013 were more positive. Housing markets proved strong, with housing prices rising 8.1% in January 2013 as reported by the Case-Shiller Index. Mergers-and-acquisitions activity during the first quarter of 2013 included high-profile deals such as Berkshire Hathaway acquiring Heinz as well as a merger between

American Airlines and U.S. Airways, suggesting that deal-making activity may be increasing. The S&P 500 Index posted a return of 14.42% during the six-month reporting period.

International Stocks Rallied

International stocks and emerging market stocks posted positive returns during the reporting period. Investors in the international markets remained focused on Europe’s economic struggles, inconclusive Italian elections and a large bailout for the small island nation of Cyprus. Cypriot banks had amassed significant exposure to Greek assets, and when the Greek economy collapsed, Cyprus had to request a bailout from the European Union, the European Central Bank and the International Monetary Fund. For the reporting period, international stocks, as measured by the MSCI EAFE® Index, returned 16.90%, and emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 5.29%.

Riskier Assets Outperformed

Overall during the reporting period, investors continued to regain some of their risk appetite, as evidenced in both the equity and the fixed-income markets. Riskier assets within the fixed-income markets rallied, as many central banks continued to provide accommodative monetary policy.

High-yield credit outperformed investment-grade credit, and emerging market debt outperformed international and U.S. debt during the reporting period. The Barclays U.S. Aggregate Bond Index returned 0.90% for the reporting period, while the Barclays U.S. Corporate High Yield 2% Issuer Cap Index posted a return of 7.26%. The Barclays Emerging Markets USD Aggregate Bond Index posted a return of 2.57% for the reporting period.

Nationwide Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the semiannual period ended April 30, 2013, the Nationwide Fund (Institutional Service Class) returned 14.68% versus 14.42% for its benchmark, the S&P 500® Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Large-Cap Core Funds (consisting of 943 funds as of April 30, 2013) was 14.17% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

The greatest-contributing sectors to Fund performance relative to the Fund’s benchmark during the reporting period were consumer staples and financials. The Fund also benefited from its underweight position in the information technology sector, which underperformed on a relative basis. Consumer staples companies outperformed as more defensive areas of the market dominated the period. In the financials sector, opportunities to invest in significantly undervalued companies materialized during the reporting period, as many financial firms produced solid earnings and have vastly improved their fundamental characteristics since the most recent financial crisis.

Individual stock positions in the Fund that aided relative Fund performance were Apple Inc., Exxon Mobil Corp. and The Hartford Financial Services Group, Inc. Not holding Apple Inc. for the first half of the reporting period, however, contributed the most to the Fund’s relative performance when compared with the Fund’s benchmark. The Fund purchased Apple in January 2013, which helped relative Fund performance due to the Fund’s missing the effects of the sell-off on the stock that occurred prior to the Fund’s purchase. Apple underperformed during the reporting period as investors became concerned about potential market saturation and increased competition from Samsung Electronics Co., Ltd.

The Fund’s holdings in oil and gas exploration and production company Exxon Mobil, as well as property and casualty insurance company The Hartford Financial Services Group also contributed to Fund performance on a relative basis. During the reporting period, Exxon’s stock price increased and The Hartford Financial Services completed its sale of noncore assets. In addition, The Hartford Financial’s stock performed well as a result of management’s success in turning the company into a more focused enterprise with a clear strategic plan for the future.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

The three sectors that detracted the most from Fund performance relative to the Fund’s benchmark during the reporting period were energy, health care and consumer discretionary. In the energy sector, oil and gas exploration companies struggled as additional supply became available and energy prices fell during the reporting period.

The health-care sector lagged as several key Fund holdings experienced declining growth rates. Consumer discretionary sector performance also lagged for the Fund primarily due to the Fund’s lack of exposure to the strong-performing media industry Individual Fund holdings that took away from relative Fund performance during the reporting period included Apache Corp., Devon Energy Corp. and Quest Diagnostics Inc.

During the reporting period, oil and gas exploration and production companies Apache Corp. and Devon Energy, as well as diagnostic testing provider Quest Diagnostics, detracted the most from relative Fund performance. Apache’s stock price declined after management downgraded expectations for medium-term production growth. The company’s operations in Egypt continued uninterrupted, but economic instability in the country may be cause for concern for the stock. Devon Energy was affected negatively by its high exposure to natural gas, given the unseasonably warm winter. Quest Diagnostics underperformed due to a disappointing outlook for 2013, which could include downward pressure on reimbursement rates and weak utilization rates.

Subadviser:

Aberdeen Asset Management Inc.*

Portfolio Managers:

Paul Atkinson and Francis Radano III, CFA

Subadviser:

Diamond Hill Capital Management, Inc.*

Portfolio Managers:

Charles S. Bath, CFA; William Dierker, CFA; and Christopher Welch, CFA

*Effective June 17, 2013, HighMark Capital Management, Inc. will become sole subadviser for the Fund.

Fund Performance	Nationwide Fund

Average Annual Total Return

(For periods ended April 30, 2013)

		Six Months*	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	14.62%	15.89%	2.06%	6.22%
	w/SC2	8.05%	9.20%	0.85%	5.60%
Class B	w/o SC1	14.20%	15.08%	1.35%	5.49%
	w/SC3	9.20%	10.08%	0.97%	5.49%
Class C	w/o SC1	14.15%	15.04%	1.37%	5.49%
	w/SC4	13.15%	14.04%	1.37%	5.49%
Class R2[5,6,7]		14.49%	15.63%	1.78%	6.01%
Institutional Service Class[8]	w/o SC	14.68%	16.11%	2.30%	6.48%
	w/SC9	14.68%	10.87%	1.36%	5.99%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]

These returns for periods prior to the creation of the class include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class R2 shares (10/01/03). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for the class has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such class. If these other fees were reflected, the performance for Class R2 shares would have been lower.

[6]	Not subject to any SCs.

[7]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[8]	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

[9]	A 4.50% front-end sales charge was deducted on Class D Shares.

Expense Ratios

Expense Ratio*
Class A	1.04%
Class B	1.75%
Class C	1.75%
Class R2	1.35%
Institutional Service Class	0.81%
*	Current effective prospectus dated March 1, 2013. Please see the Fund’s most recent prospectus for details.

Fund Performance (Continued)	Nationwide Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Institutional Service Class shares of the Nationwide Fund versus the S&P 500® Index(a), and the Consumer Price Index (CPI)(b) over the 10-year period ended 4/30/13. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expense, or sales charges. Investors cannot invest directly in market indexes.

(a)

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Shareholder Expense Example	Nationwide Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2012) and continued to hold your shares at the end of the reporting period (April 30, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2012 through April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2012 through April 30, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2013

Nationwide Fund			Beginning Account Value ($) 11/01/12	Ending Account Value ($) 04/30/13	Expenses Paid During Period ($) 11/01/12 - 04/30/13[a]	Expense Ratio During Period (%) 11/01/12 - 04/30/13[a]
Class A Shares	Actual		1,000.00	1,146.20	5.48	1.03
	Hypothetical	[b]	1,000.00	1,019.69	5.16	1.03
Class B Shares	Actual		1,000.00	1,142.00	9.24	1.74
	Hypothetical	[b]	1,000.00	1,016.17	8.70	1.74
Class C Shares	Actual		1,000.00	1,141.50	9.29	1.75
	Hypothetical	[b]	1,000.00	1,016.12	8.75	1.75
Class R2 Shares	Actual		1,000.00	1,144.90	6.70	1.26
	Hypothetical	[b]	1,000.00	1,018.55	6.31	1.26
Institutional Service Class Shares	Actual		1,000.00	1,146.80	4.15	0.78
	Hypothetical	[b]	1,000.00	1,020.93	3.91	0.78

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2012 through April 30, 2013 multiplied to reflect one-half year period . The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

Portfolio Summary April 30, 2013 (Unaudited)	Nationwide Fund

Asset Allocation †
Common Stocks	98.6%
Mutual Fund	1.4%
Repurchase Agreement	0.7%
Liabilities in excess of other assets	(0.7)%

100.0%

Top Industries ††
Oil, Gas & Consumable Fuels	8.0%
Insurance	6.2%
Pharmaceuticals	5.8%
Health Care Equipment & Supplies	4.9%
Food Products	4.7%
Commercial Banks	4.3%
Household Products	3.9%
Diversified Financial Services	3.8%
Machinery	3.6%
Information Technology Services	3.5%
Other Industries*	51.3%

100.0%

Top Holdings ††
United Technologies Corp.	2.8%
PepsiCo, Inc.	2.8%
Procter & Gamble Co. (The)	2.7%
Pfizer, Inc.	2.7%
TJX Cos., Inc.	2.6%
Wells Fargo & Co.	2.4%
Johnson & Johnson	2.2%
Baxter International, Inc.	2.0%
Cisco Systems, Inc.	2.0%
Philip Morris International, Inc.	2.0%
Other Holdings*	75.8%

100.0%

†	Percentages indicated are based upon net assets as of April 30, 2013.

††	Percentages indicated are based upon total investments as of April 30, 2013.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

The accompanying notes are an integral part of these financial statements.

Statement of Investments

April 30, 2013 (Unaudited)

Nationwide Fund

Common Stocks 98.6%

	Shares	Market Value

Aerospace & Defense 3.5%
Bombardier, Inc., Class B	1,206,800	$4,791,503
United Technologies Corp.	217,045	19,814,038

		24,605,541

Auto Components 0.9%
BorgWarner, Inc.*	82,800	6,472,476

Beverages 2.8%
PepsiCo, Inc.	238,810	19,694,661

Biotechnology 0.7%
Gilead Sciences, Inc.*	101,000	5,114,640

Capital Markets 2.7%
Charles Schwab Corp. (The)	665,010	11,278,569
Morgan Stanley	347,745	7,702,552

		18,981,121

Chemicals 3.5%
Air Products & Chemicals, Inc.	39,385	3,424,920
Monsanto Co.	42,300	4,518,486
Potash Corp. of Saskatchewan, Inc.	174,800	7,359,080
Praxair, Inc.	82,200	9,395,460

		24,697,946

Commercial Banks 4.3%
PNC Financial Services Group, Inc. (The)	112,055	7,606,294
Royal Bank of Canada	91,500	5,520,244
Wells Fargo & Co.	449,495	17,071,820

		30,198,358

Communications Equipment 3.4%
Cisco Systems, Inc.	674,926	14,119,452
Juniper Networks, Inc.*	157,390	2,604,804
QUALCOMM, Inc.	113,200	6,975,384

		23,699,640

Computers & Peripherals 2.3%
Apple, Inc.	12,204	5,403,321
EMC Corp.*	484,400	10,865,092

		16,268,413

Diversified Financial Services 3.9%
Citigroup, Inc.	206,335	9,627,591
IntercontinentalExchange, Inc.* (a)	47,300	7,706,589
JPMorgan Chase & Co.	202,001	9,900,069

		27,234,249

Diversified Telecommunication Services 1.2%
TELUS Corp.	180,298	6,487,471
TELUS Corp., Non-Voting Shares	63,238	2,280,362

		8,767,833

Common Stocks (continued)

	Shares	Market Value

Electrical Equipment 1.1%
Emerson Electric Co.	143,800	$7,982,338

Energy Equipment & Services 1.7%
National Oilwell Varco, Inc.	103,800	6,769,836
Schlumberger Ltd.	70,900	5,277,087

		12,046,923

Food & Staples Retailing 3.5%
Costco Wholesale Corp.	62,000	6,722,660
CVS Caremark Corp.	192,660	11,208,959
Sysco Corp.	190,840	6,652,682

		24,584,301

Food Products 4.8%
ConAgra Foods, Inc.	181,870	6,432,742
General Mills, Inc.	136,880	6,901,490
Kellogg Co.	125,400	8,156,016
Kraft Foods Group, Inc.	233,433	12,019,465

		33,509,713

Health Care Equipment & Supplies 4.9%
Abbott Laboratories	140,250	5,178,030
Baxter International, Inc.	206,250	14,410,688
Boston Scientific Corp.*	532,425	3,987,863
Medtronic, Inc.	234,725	10,956,963

		34,533,544

Health Care Providers & Services 3.0%
Aetna, Inc.	114,457	6,574,410
Express Scripts Holding Co.*	55,345	3,285,832
Quest Diagnostics, Inc.	200,275	11,281,491

		21,141,733

Hotels, Restaurants & Leisure 1.8%
McDonald’s Corp.	65,025	6,641,653
Starwood Hotels & Resorts Worldwide, Inc.	93,600	6,039,072

		12,680,725

Household Durables 0.2%
Whirlpool Corp.	13,790	1,575,921

Household Products 3.9%
Kimberly-Clark Corp.	80,495	8,306,279
Procter & Gamble Co. (The)	252,860	19,412,062

		27,718,341

Industrial Conglomerates 0.9%
3M Co.	60,495	6,334,431

Information Technology Services 3.6%
Alliance Data Systems Corp.*	35,500	6,097,835
Cognizant Technology Solutions Corp., Class A*	73,800	4,782,240

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Information Technology Services (continued)
International Business Machines Corp.	30,550	$6,187,597
Visa, Inc., Class A	48,200	8,119,772

		25,187,444

Insurance 6.2%
Aflac, Inc.	173,700	9,456,228
American International Group, Inc.*	255,030	10,563,343
Chubb Corp. (The)	10,590	932,661
Hartford Financial Services Group, Inc.	351,065	9,861,416
Progressive Corp. (The)	259,495	6,562,628
Prudential Financial, Inc.	107,800	6,513,276

		43,889,552

Machinery 3.6%
Deere & Co.	73,967	6,605,253
Dover Corp.	93,335	6,438,248
Illinois Tool Works, Inc.	87,955	5,678,375
Parker Hannifin Corp.	73,285	6,490,853

		25,212,729

Media 2.9%
Comcast Corp., Class A	327,710	13,534,423
Walt Disney Co. (The)	110,745	6,959,216

		20,493,639

Multiline Retail 1.1%
Target Corp.	114,800	8,100,288

Oil, Gas & Consumable Fuels 8.1%
Apache Corp.	134,600	9,944,248
Chevron Corp.	77,500	9,455,775
Devon Energy Corp.	137,945	7,595,252
EOG Resources, Inc.	97,705	11,837,938
Exxon Mobil Corp.	74,100	6,594,159
Occidental Petroleum Corp.	130,025	11,606,031

		57,033,403

Pharmaceuticals 5.8%
Johnson & Johnson	183,410	15,632,035
Merck & Co., Inc.	141,985	6,673,295
Pfizer, Inc.	646,447	18,792,214

		41,097,544

Road & Rail 1.1%
Canadian National Railway Co.	78,100	7,652,238

Semiconductors & Semiconductor Equipment 0.4%
Linear Technology Corp.	86,790	3,167,835

Software 3.4%
Microsoft Corp.	260,350	8,617,585
Oracle Corp.	320,500	10,505,990

Common Stocks (continued)

	Shares	Market Value

Software (continued)
Solera Holdings, Inc.	82,897	$4,773,209

		23,896,784

Specialty Retail 3.6%
Staples, Inc.	512,728	6,788,519
TJX Cos., Inc.	375,805	18,328,010

		25,116,529

Textiles, Apparel & Luxury Goods 1.8%
NIKE, Inc., Class B	86,360	5,492,496
VF Corp.	38,525	6,865,926

		12,358,422

Tobacco 2.0%
Philip Morris International, Inc.	145,275	13,886,837

Total Common Stocks (cost $556,733,523)		694,936,092

Mutual Fund 1.4%

	Shares	Market Value

Money Market Fund 1.4%
Fidelity Institutional Money Market Fund - Institutional Class, 0.14% (b)	9,913,477	9,913,477

Total Mutual Fund (cost $9,913,477)		9,913,477

Repurchase Agreement 0.7%

	Principal Amount	Market Value

Credit Suisse (USA) LLC, 0.16%, dated 04/30/13, due 05/01/13, repurchase price $5,207,216, collateralized by U.S. Government Treasury Securities, 6.25%, maturing 04/30/18; total market value $5,311,345. (c)	$5,207,193	5,207,193

Total Repurchase Agreement (cost $5,207,193)		5,207,193

Total Investments (cost $571,854,193) (d) — 100.7%		710,056,762
Liabilities in excess of other assets — (0.7%)		(4,700,425)

NET ASSETS — 100.0%		$705,356,337

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Fund (Continued)

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at April 30, 2013. The total value of securities on loan at April 30, 2013 was $5,134,087.

(b)	Represents 7-day effective yield as of April 30, 2013.

(c)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of April 30, 2013 was $5,207,193.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

LLC	Limited Liability Company

Ltd.	Limited

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

Nationwide Fund
Assets:
Investments, at value* (cost $566,647,000)	$704,849,569
Repurchase agreement, at value and cost	5,207,193

Total Investments	710,056,762

Dividends receivable	558,174
Security lending income receivable	11,657
Receivable for investments sold	812,446
Receivable for capital shares issued	28,373
Prepaid expenses	67,584

Total Assets	711,534,996

Liabilities:
Payable for capital shares redeemed	458,109
Payable upon return of securities loaned (Note 2)	5,207,193
Accrued expenses and other payables:
Investment advisory fees	328,077
Fund administration fees	56,372
Distribution fees	18,434
Administrative servicing fees	24,186
Accounting and transfer agent fees	32,073
Trustee fees	1,518
Custodian fees	5,358
Compliance program costs (Note 3)	387
Professional fees	13,796
Printing fees	31,734
Other	1,422

Total Liabilities	6,178,659

Net Assets	$705,356,337

Represented by:
Capital	$804,007,217
Accumulated undistributed net investment income	1,968,055
Accumulated net realized losses from investment and foreign currency transactions	(238,822,395)
Net unrealized appreciation/(depreciation) from investments	138,202,569
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	891

Net Assets	$705,356,337

Net Assets:
Class A Shares	$68,248,239
Class B Shares	4,102,967
Class C Shares	1,511,039
Class R2 Shares	30,731
Institutional Service Class Shares	631,463,361

Total	$705,356,337

*	Includes value of securities on loan of $5,134,087 (Note 2).

Statement of Assets and Liabilities (Continued)

April 30, 2013 (Unaudited)

Nationwide Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,970,230
Class B Shares	252,529
Class C Shares	93,208
Class R2 Shares	1,820
Institutional Service Class Shares	37,247,518

Total	41,565,305

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$17.19
Class B Shares (a)	$16.25
Class C Shares (b)	$16.21
Class R2 Shares	$16.89
Institutional Service Class Shares	$16.95
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$18.24

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Six Months Ended April 30, 2013 (Unaudited)

Nationwide Fund
INVESTMENT INCOME:
Dividend income	$7,709,502
Income from securities lending (Note 2)	34,647
Foreign tax withholding	(71,198)

Total Income	7,672,951

EXPENSES:
Investment advisory fees	1,970,989
Fund administration fees	290,849
Distribution fees Class A	80,366
Distribution fees Class B	19,930
Distribution fees Class C	8,352
Distribution fees Class R2	70
Administrative servicing fees Class A	10,051
Administrative servicing fees Class R2	2
Administrative servicing fees Institutional Service Class	115,729
Registration and filing fees	28,752
Professional fees	19,111
Printing fees	56,866
Trustee fees	12,164
Custodian fees	13,932
Accounting and transfer agent fees	147,152
Compliance program costs (Note 3)	1,331
Other	10,008

Total expenses before earnings credit and fees waived	2,785,654

Earnings credit (Note 5)	(31)
Investment advisory fees waived (Note 3)	(39,983)

Net Expenses	2,745,640

NET INVESTMENT INCOME	4,927,311

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	24,417,868
Net realized losses from foreign currency transactions (Note 2)	(5,886)

Net realized gains from investment and foreign currency transactions	24,411,982

Net change in unrealized appreciation/(depreciation) from investments	63,900,526
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	1,185

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	63,901,711

Net realized/unrealized gains from investments, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	88,313,693

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$93,241,004

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
Operations:
Net investment income	$4,927,311	$8,972,123
Net realized gains from investment and foreign currency transactions	24,411,982	59,175,296
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	63,901,711	10,255,380

Change in net assets resulting from operations	93,241,004	78,402,799

Distributions to Shareholders From:
Net investment income:
Class A	(554,013)	(609,251)
Class B	(27,931)	(21,715)
Class C	(13,468)	(10,275)
Class R2	(217)	(346)
Institutional Service Class (a)	(6,053,828)	(7,672,589)

Change in net assets from shareholder distributions	(6,649,457)	(8,314,176)

Change in net assets from capital transactions	(38,574,371)	(123,562,254)

Change in net assets	48,017,176	(53,473,631)

Net Assets:
Beginning of period	657,339,161	710,812,792

End of period	$705,356,337	$657,339,161

Accumulated undistributed net investment income at end of period	$1,968,055	$3,690,201

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,433,044	$3,050,931
Dividends reinvested	537,946	589,521
Cost of shares redeemed	(5,134,653)	(11,202,525)

Total Class A Shares	(2,163,663)	(7,562,073)

Class B Shares
Proceeds from shares issued	155,061	332,420
Dividends reinvested	27,199	20,700
Cost of shares redeemed	(543,419)	(1,374,022)

Total Class B Shares	(361,159)	(1,020,902)

Class C Shares
Proceeds from shares issued	59,447	269,240
Dividends reinvested	5,696	3,272
Cost of shares redeemed	(727,422)	(583,684)

Total Class C Shares	(662,279)	(311,172)

Class R2 Shares
Proceeds from shares issued	532	1,235
Dividends reinvested	217	346
Cost of shares redeemed	–	(32,213)

Total Class R2 Shares	749	(30,632)

(a)	Effective August 1, 2012, Class D shares were renamed Institutional Service Class Shares.

Statements of Changes in Net Assets (Continued)

	Nationwide Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares (a)
Proceeds from shares issued	$13,615,158	$13,002,246
Dividends reinvested	5,721,074	7,290,252
Cost of shares redeemed	(54,724,251)	(134,929,973)

Total Institutional Service Class Shares	(35,388,019)	(114,637,475)

Change in net assets from capital transactions	$(38,574,371)	$(123,562,254)

SHARE TRANSACTIONS:
Class A Shares
Issued	150,019	209,570
Reinvested	34,481	43,369
Redeemed	(321,216)	(772,690)

Total Class A Shares	(136,716)	(519,751)

Class B Shares
Issued	10,144	25,453
Reinvested	1,849	1,668
Redeemed	(35,714)	(100,522)

Total Class B Shares	(23,721)	(73,401)

Class C Shares
Issued	3,766	19,438
Reinvested	388	264
Redeemed	(47,853)	(42,427)

Total Class C Shares	(43,699)	(22,725)

Class R2 Shares
Issued	33	87
Reinvested	15	26
Redeemed	–	(2,234)

Total Class R2 Shares	48	(2,121)

Institutional Service Class Shares (a)
Issued	875,135	911,791
Reinvested	370,229	538,914
Redeemed	(3,473,067)	(9,370,479)

Total Institutional Service Class Shares	(2,227,703)	(7,919,774)

Total change in shares	(2,431,791)	(8,537,772)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective August 1, 2012, Class D shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$15.13	0.10	2.10	2.20	(0.14)	–	(0.14)	–	$17.19	14.62%		$68,248,239	1.03%	1.25%		1.04%	11.33%
Year Ended October 31, 2012 (f)	$13.70	0.16	1.41	1.57	(0.14)	–	(0.14)	–	$15.13	11.56%		$62,152,954	1.03%	1.09%		1.04%	29.11%
Year Ended October 31, 2011 (f)	$12.93	0.12	0.73	0.85	(0.08)	–	(0.08)	–	$13.70	6.57%		$63,407,121	1.02%	0.86%		1.03%	24.31%	(g)
Year Ended October 31, 2010 (f)	$11.51	0.07	1.42	1.49	(0.07)	–	(0.07)	–	$12.93	13.00%		$56,960,330	1.09%	0.60%		1.09%	62.51%
Year Ended October 31, 2009 (f)	$10.69	0.11	0.86	0.97	(0.15)	–	(0.15)	–	$11.51	9.36%		$61,414,353	1.17%	1.13%		1.17%	145.13%
Year Ended October 31, 2008 (f)	$21.40	0.18	(7.48)	(7.30)	(0.14)	(3.27)	(3.41)	–	$10.69	(40.14%	)	$62,064,995	1.01%	1.14%		1.01%	353.47%

Class B Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$14.33	0.04	1.98	2.02	(0.10)	–	(0.10)	–	$16.25	14.20%		$4,102,967	1.74%	0.53%		1.76%	11.33%
Year Ended October 31, 2012 (f)	$13.01	0.05	1.33	1.38	(0.06)	–	(0.06)	–	$14.33	10.72%		$3,958,689	1.74%	0.38%		1.75%	29.11%
Year Ended October 31, 2011 (f)	$12.30	0.02	0.70	0.72	(0.01)	–	(0.01)	–	$13.01	5.87%		$4,547,418	1.76%	0.12%		1.77%	24.31%	(g)
Year Ended October 31, 2010 (f)	$10.97	(0.01)	1.35	1.34	(0.01)	–	(0.01)	–	$12.30	12.26%		$5,005,055	1.79%	(0.10%	)	1.79%	62.51%
Year Ended October 31, 2009 (f)	$10.20	0.05	0.81	0.86	(0.09)	–	(0.09)	–	$10.97	8.59%		$5,707,151	1.86%	0.50%		1.86%	145.13%
Year Ended October 31, 2008 (f)	$20.59	0.07	(7.16)	(7.09)	(0.03)	(3.27)	(3.30)	–	$10.20	(40.58%	)	$7,336,269	1.73%	0.42%		1.73%	353.47%

Class C Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$14.30	0.04	1.97	2.01	(0.10)	–	(0.10)	–	$16.21	14.15%		$1,511,039	1.75%	0.58%		1.76%	11.33%
Year Ended October 31, 2012 (f)	$12.98	0.05	1.34	1.39	(0.07)	–	(0.07)	–	$14.30	10.76%		$1,957,387	1.74%	0.38%		1.75%	29.11%
Year Ended October 31, 2011 (f)	$12.27	0.02	0.71	0.73	(0.02)	–	(0.02)	–	$12.98	5.91%		$2,071,661	1.75%	0.14%		1.76%	24.31%	(g)
Year Ended October 31, 2010 (f)	$10.95	(0.01)	1.35	1.34	(0.02)	–	(0.02)	–	$12.27	12.22%		$448,417	1.79%	(0.10%	)	1.79%	62.51%
Year Ended October 31, 2009 (f)	$10.18	0.04	0.82	0.86	(0.09)	–	(0.09)	–	$10.95	8.69%		$487,402	1.86%	0.43%		1.86%	145.13%
Year Ended October 31, 2008 (f)	$20.56	0.07	(7.15)	(7.08)	(0.03)	(3.27)	(3.30)	–	$10.18	(40.59%	)	$441,929	1.73%	0.43%		1.73%	353.47%

Class R2 Shares (h)
Six Months Ended April 30, 2013 (f) (Unaudited)	$14.87	0.08	2.06	2.14	(0.12)	–	(0.12)	–	$16.89	14.49%		$30,731	1.26%	1.00%		1.27%	11.33%
Year Ended October 31, 2012 (f)	$13.48	0.11	1.39	1.50	(0.11)	–	(0.11)	–	$14.87	11.21%		$26,348	1.35%	0.79%		1.36%	29.11%
Year Ended October 31, 2011 (f)	$12.74	0.06	0.73	0.79	(0.05)	–	(0.05)	–	$13.48	6.18%		$52,457	1.44%	0.46%		1.44%	24.31%	(g)
Year Ended October 31, 2010 (f)	$11.37	0.06	1.38	1.44	(0.07)	–	(0.07)	–	$12.74	12.74%		$1,096	1.30%	0.53%		1.30%	62.51%
Year Ended October 31, 2009 (f)	$10.57	0.09	0.84	0.93	(0.13)	–	(0.13)	–	$11.37	9.08%		$7,001	1.37%	0.88%		1.37%	145.13%
Year Ended October 31, 2008 (f)	$21.16	0.15	(7.39)	(7.24)	(0.08)	(3.27)	(3.35)	–	$10.57	(40.25%	)	$5,430	1.22%	0.93%		1.22%	353.47%

Institutional Service Class Shares (i)
Six Months Ended April 30, 2013 (f) (Unaudited)	$14.93	0.12	2.06	2.18	(0.16)	–	(0.16)	–	$16.95	14.68%		$631,463,361	0.78%	1.49%		0.79%	11.33%
Year Ended October 31, 2012 (f)	$13.52	0.19	1.39	1.58	(0.17)	–	(0.17)	–	$14.93	11.82%		$589,243,783	0.80%	1.33%		0.81%	29.11%
Year Ended October 31, 2011 (f)	$12.75	0.15	0.73	0.88	(0.11)	–	(0.11)	–	$13.52	6.88%		$640,734,133	0.82%	1.06%		0.83%	24.31%	(g)
Year Ended October 31, 2010 (f)	$11.35	0.10	1.40	1.50	(0.10)	–	(0.10)	–	$12.75	13.24%		$768,450,202	0.83%	0.84%		0.83%	62.51%
Year Ended October 31, 2009 (f)	$10.54	0.14	0.85	0.99	(0.18)	–	(0.18)	–	$11.35	9.70%		$621,559,334	0.92%	1.39%		0.92%	145.13%
Year Ended October 31, 2008 (f)	$21.16	0.21	(7.39)	(7.18)	(0.17)	(3.27)	(3.44)	–	$10.54	(40.04%	)	$631,946,652	0.79%	1.36%		0.79%	353.47%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Excludes merger activity.
(h)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(i)	Effective August 1, 2012, Class D shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Nationwide Growth Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the semiannual period ended April 30, 2013, the Nationwide Growth Fund (Institutional Class) returned 9.39% versus 13.71% for its benchmark, the Russell 1000® Growth Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Large-Cap Growth Funds (consisting of 739 funds as of April 30, 2013) was 12.45% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

The energy sector was the sole contributor to relative Fund performance among the Fund’s sector investments during the reporting period. The top three contributing Fund holdings were Biogen Idec Inc., Cabot Oil & Gas Corp. and Trimble Navigation Ltd. Biogen Idec is a biotechnology company focused on the development of treatments for neurological, oncological and autoimmune diseases. During the reporting period, the U.S. Food and Drug Administration (FDA) approved Biogen’s drug Tecfidera™ for first-line oral treatment for people with relapsing forms of multiple sclerosis (MS). MS affects more than 2.1 million people worldwide, and the relapsing-remitting type is the most common form of the disease, accounting for about 85% of cases. Given the number of individuals affected by this form of MS, investor perception is that the launch of Tecfidera will be very strong. The company has also benefited from its strong development pipeline, which could lead to additional revenue and earnings growth opportunities.

Cabot Oil & Gas Corp. explores for, produces and markets natural gas and crude oil. The company benefited from its extensive properties throughout the Marcellus and Eagle Ford shales, massive natural-gas deposits that should prove fruitful for the foreseeable future.

Trimble Navigation Ltd., a provider of integrated positioning, wireless and software technology solutions for enterprises, benefited from the strength of its Global Positioning System (GPS) equipment and systems, and their use in precision agriculture and construction functions. The company experienced strong commercial and residential demand for its products in the United States.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

The Fund’s holdings in the information technology, consumer discretionary and health-care sectors were the most significant detractors from relative Fund performance during the reporting period.

Individual Fund holdings that detracted on a relative basis were Apple Inc., Intuitive Surgical, Inc. and TIBCO Software Inc. The recent decline of Apple was driven by increased competition from Samsung Electronics Co., Ltd. in the broad-based smartphone market as well as a maturing high-end smartphone market and concerns about margin erosion caused by offering lower-priced products. Nonetheless, the Fund’s managers are optimistic about the 2013 outlook for Apple due to indications that the China Mobile Ltd. launch of the iPhone 5 will be better than expected, the potential increase in dividends in the first half of 2013 and the potential related to iTV. Apple’s shares remain attractive on a valuation basis, trading at a price-to-earnings multiple of approximately 11 times 2013 earnings estimates.

The Fund’s holdings in Intuitive Surgical, a leading producer of robotic surgery systems, took away from relative Fund performance. The company’s stock declined due to unfavorable reports of complications arising from robotic surgery.

TIBCO Software was another detractor among the Fund’s holdings. Shares of this provider of process automation software plummeted more than 25% during the fourth quarter of 2012. The company preannounced poor earnings in early December due to poor sales execution in the North American market as well as the negative impact of Superstorm Sandy, which delayed contract signings, and the uncertainties related to the fiscal cliff.

Subadviser:

Turner Investments, L.P.

Portfolio Manager:

Christopher Baggini, CFA

Fund Performance	Nationwide Growth Fund

Average Annual Total Return

(For periods ended April 30, 2013)

		Six Months*	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	9.25%	4.17%	4.97%	7.70%
	w/SC2	2.92%	(1.79)%	3.75%	7.06%
Class B	w/o SC1	8.81%	3.44%	4.21%	6.95%
	w/SC3	3.81%	(1.56)%	3.87%	6.95%
Class C	w/o SC1	8.81%	3.44%	4.21%	6.96%
	w/SC4	7.81%	2.44%	4.21%	6.96%
Class R2[5,6,7]		9.21%	4.10%	4.69%	7.49%
Institutional Service Class[5]		9.23%	4.31%	5.24%	8.02%
Institutional Class[8]	w/o SC1	9.39%	4.56%	5.28%	8.04%
	w/SC9	9.39%	(0.14)%	4.31%	7.53%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]

These returns for periods prior to the creation of the class include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class R2 shares (10/01/03). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C and Class R2 shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C and Class R2 shares would have been lower.

[7]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[8]	Effective August 1, 2012, Class D Shares were renamed Institutional Class Shares.

[9]	A 4.50% front-end sales charge was deducted on Class D.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.27%	0.83%
Class B	1.99%	1.55%
Class C	1.99%	1.55%
Class R2	1.51%	1.07%
Institutional Service Class	0.99%	0.55%
Institutional Class	1.24%	0.80%
*	Current effective prospectus dated March 1, 2013. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2014, in addition to a management fee waiver in place through the same period. Please see the Fund’s most recent prospectus for details.

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Institutional Class shares of the Nationwide Growth Fund versus the Russell 1000® Growth Index(a), and the Consumer Price Index (CPI)(b) over the 10-year period ended 4/30/13. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The Russell 1000® Growth Index is an unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the 1,000 largest U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the 3,000 largest U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Shareholder Expense Example	Nationwide Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2012) and continued to hold your shares at the end of the reporting period (April 30, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2012 through April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2012 through April 30, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2013

Nationwide Growth Fund			Beginning Account Value ($) 11/01/12	Ending Account Value ($) 04/30/13	Expenses Paid During Period ($) 11/01/12 - 04/30/13[a]	Expense Ratio During Period (%) 11/01/12 - 04/30/13[a]
Class A Shares	Actual		1,000.00	1,092.50	4.31	0.83
	Hypothetical	[b]	1,000.00	1,020.68	4.16	0.83
Class B Shares	Actual		1,000.00	1,088.10	8.02	1.55
	Hypothetical	[b]	1,000.00	1,017.11	7.75	1.55
Class C Shares	Actual		1,000.00	1,088.10	8.02	1.55
	Hypothetical	[b]	1,000.00	1,017.11	7.75	1.55
Class R2 Shares	Actual		1,000.00	1,092.10	5.45	1.05
	Hypothetical	[b]	1,000.00	1,019.59	5.26	1.05
Institutional Service Class Shares	Actual		1,000.00	1,092.30	4.15	0.80
	Hypothetical	[b]	1,000.00	1,020.83	4.01	0.80
Institutional Class Shares	Actual		1,000.00	1,093.90	2.86	0.55
	Hypothetical	[b]	1,000.00	1,022.07	2.76	0.55

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2012 through April 30, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

Portfolio Summary April 30, 2013 (Unaudited)	Nationwide Growth Fund

Asset Allocation †
Common Stocks	99.0%
Mutual Fund	1.3%
Liabilities in excess of other assets	(0.3)%

100.0%

Top Industries ††
Internet Software & Services	7.8%
Computers & Peripherals	6.3%
Biotechnology	5.8%
Software	5.1%
Aerospace & Defense	4.8%
Hotels, Restaurants & Leisure	4.6%
Communications Equipment	4.2%
Media	3.9%
Chemicals	3.7%
Oil, Gas & Consumable Fuels	3.4%
Other Industries	50.4%

100.0%

Top Holdings ††
Apple, Inc.	5.1%
Google, Inc., Class A	3.8%
QUALCOMM, Inc.	2.5%
Gilead Sciences, Inc.	2.4%
Visa, Inc., Class A	2.3%
eBay, Inc.	2.3%
Walt Disney Co. (The)	2.2%
Biogen Idec, Inc.	2.1%
American Tower Corp.	2.0%
Home Depot, Inc. (The)	2.0%
Other Holdings	73.3%

100.0%

†	Percentages indicated are based upon net assets as of April 30, 2013.

††	Percentages indicated are based upon total investments as of April 30, 2013.

The accompanying notes are an integral part of these financial statements.

Statement of Investments

April 30, 2013 (Unaudited)

Nationwide Growth Fund

Common Stocks 99.0%

	Shares	Market Value

Aerospace & Defense 4.8%
B/E Aerospace, Inc.*	26,590	$1,668,257
Honeywell International, Inc.	51,300	3,772,602
Precision Castparts Corp.	15,500	2,964,995
Textron, Inc.	60,000	1,545,000

		9,950,854

Auto Components 0.4%
Lear Corp.	15,000	866,700

Beverages 1.5%
Coca-Cola Co. (The)	75,800	3,208,614

Biotechnology 5.8%
Alexion Pharmaceuticals, Inc.*	15,000	1,470,000
Biogen Idec, Inc.*	20,200	4,422,386
Gilead Sciences, Inc.*	100,000	5,064,000
Onyx Pharmaceuticals, Inc.*	12,000	1,137,600

		12,093,986

Capital Markets 2.1%
Affiliated Managers Group, Inc.*	14,750	2,296,280
Raymond James Financial, Inc.	49,200	2,037,864

		4,334,144

Chemicals 3.7%
CF Industries Holdings, Inc.	13,000	2,424,630
Eastman Chemical Co.	24,000	1,599,600
Monsanto Co.	34,100	3,642,562

		7,666,792

Communications Equipment 4.2%
Aruba Networks, Inc.*	91,000	2,046,590
Cisco Systems, Inc.	75,000	1,569,000
QUALCOMM, Inc.	84,000	5,176,080

		8,791,670

Computers & Peripherals 6.3%
Apple, Inc.	24,150	10,692,412
EMC Corp.*	108,920	2,443,076

		13,135,488

Diversified Financial Services 1.3%
Citigroup, Inc.	60,000	2,799,600

Electrical Equipment 1.5%
AMETEK, Inc.	74,000	3,012,540

Energy Equipment & Services 1.7%
Schlumberger Ltd.	48,320	3,596,458

Food & Staples Retailing 1.8%
Costco Wholesale Corp.	23,600	2,558,948
Whole Foods Market, Inc.	12,500	1,104,000

		3,662,948

Common Stocks (continued)

	Shares	Market Value

Food Products 2.6%
Hershey Co. (The)	32,000	$2,853,120
J.M. Smucker Co. (The)	24,150	2,493,004

		5,346,124

Health Care Equipment & Supplies 2.8%
Abbott Laboratories	95,900	3,540,628
Cooper Cos., Inc. (The)	12,000	1,324,800
Intuitive Surgical, Inc.*	2,100	1,033,809

		5,899,237

Health Care Providers & Services 3.0%
Catamaran Corp.*	29,200	1,685,716
Express Scripts Holding Co.*	26,600	1,579,242
Quest Diagnostics, Inc.	26,500	1,492,745
Team Health Holdings, Inc.*	41,000	1,528,480

		6,286,183

Health Care Technology 0.8%
Cerner Corp.*	17,000	1,645,090

Hotels, Restaurants & Leisure 4.6%
Las Vegas Sands Corp.	50,000	2,812,500
Starbucks Corp.	62,600	3,808,584
Starwood Hotels & Resorts Worldwide, Inc.	45,000	2,903,400

		9,524,484

Household Durables 1.3%
Lennar Corp., Class A	67,000	2,761,740

Household Products 1.6%
Colgate-Palmolive Co.	27,500	3,283,775

Information Technology Services 3.3%
Cognizant Technology Solutions Corp., Class A*	29,200	1,892,160
Visa, Inc., Class A	29,000	4,885,340

		6,777,500

Insurance 1.0%
Allstate Corp. (The)	43,000	2,118,180

Internet & Catalog Retail 1.1%
Amazon.com, Inc.*	9,300	2,360,433

Internet Software & Services 7.8%
eBay, Inc.*	90,000	4,715,100
Facebook, Inc., Class A*	125,000	3,470,000
Google, Inc., Class A*	9,700	7,998,329

		16,183,429

Life Sciences Tools & Services 0.8%
Covance, Inc.*	22,000	1,640,320

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Growth Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Machinery 2.3%
Caterpillar, Inc.	18,110	$1,533,374
Cummins, Inc.	30,000	3,191,700

		4,725,074

Media 4.0%
Comcast Corp., Class A	89,000	3,675,700
Walt Disney Co. (The)	72,000	4,524,480

		8,200,180

Multiline Retail 1.3%
Dollar General Corp.*	50,600	2,635,754

Oil, Gas & Consumable Fuels 3.4%
Anadarko Petroleum Corp.	12,800	1,084,928
Cabot Oil & Gas Corp.	17,000	1,156,850
Concho Resources, Inc.*	37,500	3,229,875
Southwestern Energy Co.*	41,500	1,552,930

		7,024,583

Personal Products 1.2%
Estee Lauder Cos., Inc. (The), Class A	36,436	2,526,837

Pharmaceuticals 1.3%
Allergan, Inc.	24,000	2,725,200

Professional Services 1.1%
Equifax, Inc.	36,000	2,203,200

Real Estate Investment Trusts (REITs) 3.0%
American Tower Corp.	49,970	4,196,980
Simon Property Group, Inc.	11,000	1,958,770

		6,155,750

Road & Rail 1.4%
Union Pacific Corp.	19,100	2,826,036

Semiconductors & Semiconductor Equipment 2.5%
Broadcom Corp., Class A	47,000	1,692,000
Maxim Integrated Products, Inc.	65,100	2,013,543
Xilinx, Inc.	41,000	1,554,310

		5,259,853

Software 5.1%
Autodesk, Inc.*	55,000	2,165,900
Intuit, Inc.	20,000	1,192,800
Oracle Corp.	82,000	2,687,960
Salesforce.com, Inc.*	66,000	2,713,260
ServiceNow, Inc.*	23,320	955,187
Splunk, Inc.*	20,700	844,560

		10,559,667

Common Stocks (continued)

	Shares	Market Value

Specialty Retail 3.1%
AutoZone, Inc.*	5,650	$2,311,358
Home Depot, Inc. (The)	56,100	4,114,935

		6,426,293

Textiles, Apparel & Luxury Goods 3.0%
Michael Kors Holdings Ltd.*	60,000	3,416,400
Ralph Lauren Corp.	16,000	2,905,280

		6,321,680

Trading Companies & Distributors 0.5%
United Rentals, Inc.*	20,200	1,062,722

Total Common Stocks (cost $183,497,120)		205,599,118

Mutual Fund 1.3%

	Shares	Market Value

Money Market Fund 1.3%
Fidelity Institutional Money Market Fund - Institutional Class, 0.14% (a)	2,749,991	2,749,991

Total Mutual Fund (cost $2,749,991)		2,749,991

Total Investments (cost $186,247,111) (b) — 100.3%		208,349,109

Liabilities in excess of other assets — (0.3%)		(675,618)

NET ASSETS — 100.0%		$207,673,491

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of April 30, 2013.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

Ltd.	Limited

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

Nationwide Growth Fund
Assets:
Investments, at value (cost $186,247,111)	$208,349,109
Dividends receivable	52,882
Receivable for investments sold	1,109,987
Receivable for capital shares issued	209,373
Prepaid expenses	40,949

Total Assets	209,762,300

Liabilities:
Payable for investments purchased	1,861,447
Payable for capital shares redeemed	66,403
Accrued expenses and other payables:
Investment advisory fees	43,559
Fund administration fees	27,174
Distribution fees	8,615
Administrative servicing fees	10,189
Accounting and transfer agent fees	16,088
Trustee fees	449
Custodian fees	1,963
Compliance program costs (Note 3)	267
Professional fees	11,864
Printing fees	40,571
Other	220

Total Liabilities	2,088,809

Net Assets	$207,673,491

Represented by:
Capital	$186,357,755
Accumulated undistributed net investment income	108,421
Accumulated net realized losses from investment transactions	(894,683)
Net unrealized appreciation/(depreciation) from investments	22,101,998

Net Assets	$207,673,491

Net Assets:
Class A Shares	21,685,736
Class B Shares	1,253,092
Class C Shares	3,931,412
Class R2 Shares	145,635
Institutional Service Class Shares	50,374,075
Institutional Class Shares	130,283,541

Total	$207,673,491

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,111,001
Class B Shares	138,873
Class C Shares	435,646
Class R2 Shares	14,271
Institutional Service Class Shares	4,743,499
Institutional Class Shares	12,291,780

Total	19,735,070

Statement of Assets and Liabilities (Continued)

April 30, 2013 (Unaudited)

Nationwide Growth Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.27
Class B Shares (a)	$9.02
Class C Shares (b)	$9.02
Class R2 Shares	$10.20
Institutional Service Class Shares	$10.62
Institutional Class Shares	$10.60
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.90

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Six Months Ended April 30, 2013 (Unaudited)

Nationwide Growth Fund
INVESTMENT INCOME:
Dividend income	$1,373,363
Foreign tax withholding	(585)

Total Income	1,372,778

EXPENSES:
Investment advisory fees	594,461
Fund administration fees	147,514
Distribution fees Class A	25,893
Distribution fees Class B	6,797
Distribution fees Class C	16,810
Distribution fees Class R2	397
Administrative servicing fees Class A	3,450
Administrative servicing fees Institutional Service Class	57,807
Registration and filing fees	35,200
Professional fees	13,702
Printing fees	33,789
Trustee fees	3,567
Custodian fees	3,039
Accounting and transfer agent fees	85,188
Compliance program costs (Note 3)	309
Other	5,803

Total expenses before earnings credit, fees waived, and expenses reimbursed	1,033,726

Earnings credit (Note 5)	(19)
Investment advisory fees waived (Note 3)	(98,946)
Expenses reimbursed by adviser (Note 3)	(278,548)

Net Expenses	656,213

NET INVESTMENT INCOME	716,565

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	6,361,816
Net change in unrealized appreciation/(depreciation) from investments	10,766,457

Net realized/unrealized gains from investments	17,128,273

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$17,844,838

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Growth Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
Operations:
Net investment income	$716,565	$351,183
Net realized gains from investment transactions	6,361,816	15,695,342
Net change in unrealized appreciation/(depreciation) from investments	10,766,457	(2,579,298)

Change in net assets resulting from operations	17,844,838	13,467,227

Distributions to Shareholders From:
Net investment income:
Class A	(65,796)	–
Class B	–	–
Class C	–	–
Class R2	(209)	–
Institutional Service Class (a)	(125,972)	–
Institutional Class	(767,350)	–

Change in net assets from shareholder distributions	(959,327)	–

Change in net assets from capital transactions	(101,772)	32,512,950

Change in net assets	16,783,739	45,980,177

Net Assets:
Beginning of period	190,889,752	144,909,575

End of period	$207,673,491	$190,889,752

Accumulated undistributed net investment income at end of period	$108,421	$351,183

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$4,587,124	$6,841,203
Dividends reinvested	56,034	–
Cost of shares redeemed	(4,174,592)	(3,504,952)

Total Class A Shares	468,566	3,336,251

Class B Shares
Proceeds from shares issued	74,662	103,961
Dividends reinvested	–	–
Cost of shares redeemed	(324,475)	(350,985)

Total Class B Shares	(249,813)	(247,024)

Class C Shares
Proceeds from shares issued	911,248	2,105,711
Dividends reinvested	–	–
Cost of shares redeemed	(162,635)	(296,759)

Total Class C Shares	748,613	1,808,952

Class R2 Shares
Proceeds from shares issued	8,706	66,928
Dividends reinvested	2	–
Cost of shares redeemed	(54,382)	(3,185)

Total Class R2 Shares	(45,674)	63,743

(a)	Effective August 1, 2012, Class D shares were renamed Institutional Service Class shares.

Statements of Changes in Net Assets (Continued)

	Nationwide Growth Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares (a)
Proceeds from shares issued	$5,428,924	$62,383,516
Dividends reinvested	125,734	–
Cost of shares redeemed	(919,232)	(22,853,416)

Total Institutional Service Class Shares	4,635,426	39,530,100

Institutional Class Shares
Proceeds from shares issued	5,827,548	2,245,862
Dividends reinvested	740,943	–
Cost of shares redeemed	(12,227,381)	(14,224,934)

Total Institutional Class Shares	(5,658,890)	(11,979,072)

Change in net assets from capital transactions	$(101,772)	$32,512,950

SHARE TRANSACTIONS:
Class A Shares
Issued	467,755	723,697
Reinvested	5,821	–
Redeemed	(422,404)	(374,895)

Total Class A Shares	51,172	348,802

Class B Shares
Issued	8,668	13,556
Reinvested	–	–
Redeemed	(37,126)	(42,988)

Total Class B Shares	(28,458)	(29,432)

Class C Shares
Issued	105,543	250,590
Reinvested	–	–
Redeemed	(18,634)	(36,182)

Total Class C Shares	86,909	214,408

Class R2 Shares
Issued	908	6,936
Reinvested	–	–
Redeemed	(5,550)	(342)

Total Class R2 Shares	(4,642)	6,594

Institutional Service Class Shares (a)
Issued	542,896	6,463,897
Reinvested	12,637	–
Redeemed	(89,455)	(2,186,476)

Total Institutional Service Class Shares	466,078	4,277,421

Institutional Class Shares
Issued	573,950	231,467
Reinvested	74,616	–
Redeemed	(1,211,985)	(1,471,313)

Total Institutional Class Shares	(563,419)	(1,239,846)

Total change in shares	7,640	3,577,947

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective August 1, 2012, Class D shares were renamed Institutional Service Class shares.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Growth Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$9.43	0.03	0.84	0.87	(0.03)	(0.03)	–	$10.27	9.25%		$21,685,736	0.83%	0.55%		1.21%	57.81%
Year Ended October 31, 2012 (f)	$8.76	–	0.67	0.67	–	–	–	$9.43	7.65%		$19,431,586	0.92%	(0.01%	)	1.28%	147.27%
Year Ended October 31, 2011 (f)	$8.03	(0.04)	0.77	0.73	–	–	–	$8.76	9.09%		$14,990,932	1.28%	(0.44%	)	1.32%	178.77%
Year Ended October 31, 2010 (f)	$6.56	(0.01)	1.48	1.47	–	–	–	$8.03	22.49%		$12,031,334	1.32%	(0.08%	)	1.33%	148.92%
Year Ended October 31, 2009 (f)	$5.69	–	0.87	0.87	–	–	–	$6.56	15.32%		$10,297,135	1.46%	(0.02%	)	1.46%	164.73%
Year Ended October 31, 2008 (f)	$9.14	–	(3.44)	(3.44)	(0.01)	(0.01)	–	$5.69	(37.65%	)	$9,957,021	1.12%	–		1.12%	217.15%

Class B Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$8.29	(0.01)	0.74	0.73	–	–	–	$9.02	8.81%		$1,253,092	1.55%	(0.14%	)	1.93%	57.81%
Year Ended October 31, 2012 (f)	$7.75	(0.06)	0.60	0.54	–	–	–	$8.29	6.97%		$1,387,092	1.65%	(0.74%	)	2.00%	147.27%
Year Ended October 31, 2011 (f)	$7.16	(0.09)	0.68	0.59	–	–	–	$7.75	8.24%		$1,525,810	2.03%	(1.17%	)	2.07%	178.77%
Year Ended October 31, 2010 (f)	$5.89	(0.05)	1.32	1.27	–	–	–	$7.16	21.56%		$1,881,612	2.06%	(0.81%	)	2.07%	148.92%
Year Ended October 31, 2009 (f)	$5.14	(0.03)	0.78	0.75	–	–	–	$5.89	14.59%		$1,837,536	2.12%	(0.67%	)	2.12%	164.73%
Year Ended October 31, 2008 (f)	$8.30	(0.05)	(3.11)	(3.16)	–	–	–	$5.14	(38.06%	)	$2,039,665	1.81%	(0.67%	)	1.81%	217.15%

Class C Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$8.29	(0.01)	0.74	0.73	–	–	–	$9.02	8.81%		$3,931,412	1.55%	(0.20%	)	1.93%	57.81%
Year Ended October 31, 2012 (f)	$7.75	(0.06)	0.60	0.54	–	–	–	$8.29	6.97%		$2,890,888	1.61%	(0.70%	)	1.97%	147.27%
Year Ended October 31, 2011 (f)	$7.16	(0.09)	0.68	0.59	–	–	–	$7.75	8.24%		$1,041,641	2.02%	(1.19%	)	2.06%	178.77%
Year Ended October 31, 2010 (f)	$5.89	(0.05)	1.32	1.27	–	–	–	$7.16	21.56%		$642,450	2.07%	(0.82%	)	2.07%	148.92%
Year Ended October 31, 2009 (f)	$5.14	(0.03)	0.78	0.75	–	–	–	$5.89	14.59%		$474,424	2.12%	(0.67%	)	2.12%	164.73%
Year Ended October 31, 2008 (f)	$8.30	(0.05)	(3.11)	(3.16)	–	–	–	$5.14	(38.07%	)	$623,431	1.81%	(0.67%	)	1.81%	217.15%

Class R2 Shares (g)
Six Months Ended April 30, 2013 (f) (Unaudited)	$9.36	0.02	0.83	0.85	(0.01)	(0.01)	–	$10.20	9.21%		$145,635	1.05%	0.37%		1.43%	57.81%
Year Ended October 31, 2012 (f)	$8.71	(0.02)	0.67	0.65	–	–	–	$9.36	7.46%		$177,069	1.14%	(0.23%	)	1.50%	147.27%
Year Ended October 31, 2011 (f)	$8.01	(0.07)	0.77	0.70	–	–	–	$8.71	8.74%		$107,360	1.66%	(0.78%	)	1.70%	178.77%
Year Ended October 31, 2010 (f)	$6.57	(0.03)	1.47	1.44	–	–	–	$8.01	21.77%		$198,483	1.73%	(0.48%	)	1.74%	148.92%
Year Ended October 31, 2009 (f)	$5.71	(0.02)	0.88	0.86	–	–	–	$6.57	15.24%		$190,238	1.60%	(0.30%	)	1.60%	164.73%
Year Ended October 31, 2008 (f)	$9.20	(0.03)	(3.45)	(3.48)	(0.01)	(0.01)	–	$5.71	(37.87%	)	$996	1.48%	(0.36%	)	1.48%	217.15%

Institutional Service Class Shares (i)
Six Months Ended April 30, 2013 (f) (Unaudited)	$9.75	0.03	0.87	0.90	(0.03)	(0.03)	–	$10.62	9.23%		$50,374,075	0.80%	0.57%		1.18%	57.81%
Period Ended October 31, 2012 (f)(h)	$8.95	0.02	0.78	0.80	–	–	–	$9.75	8.94%		$41,688,164	0.80%	0.21%		1.16%	147.27%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(h)	For the period from December 1, 2011 (commencement of operations) through October 31, 2012.
(i)	Effective August 1, 2012 Class D Shares were renamed Institutional Service Class Shares.

Financial Highlights (Continued)

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Institutional Class Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$9.75	0.04	0.87	0.91	(0.06)	(0.06)	–	$10.60	9.39%		$130,283,541	0.55%	0.84%		0.93%	57.81%
Year Ended October 31, 2012 (f)	$9.03	0.03	0.69	0.72	–	–	–	$9.75	7.97%		$125,314,953	0.65%	0.27%		1.00%	147.27%
Year Ended October 31, 2011 (f)	$8.25	(0.02)	0.81	0.79	(0.01)	(0.01)	–	$9.03	9.54%		$127,243,832	1.03%	(0.17%	)	1.07%	178.77%
Year Ended October 31, 2010 (f)	$6.74	0.01	1.51	1.52	(0.01)	(0.01)	–	$8.25	22.59%		$128,687,698	1.07%	0.19%		1.07%	148.92%
Year Ended October 31, 2009 (f)	$5.84	0.02	0.90	0.92	(0.02)	(0.02)	–	$6.74	15.74%		$115,852,238	1.13%	0.31%		1.13%	164.73%
Year Ended October 31, 2008 (f)	$9.35	0.02	(3.51)	(3.49)	(0.02)	(0.02)	–	$5.84	(37.40%	)	$108,364,868	0.82%	0.31%		0.82%	217.15%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

Nationwide International Value Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the semiannual period ended April 30, 2013, the Nationwide International Value Fund (Institutional Service Class) returned 13.39% versus 19.51% for its benchmark, the MSCI World ex USA Index, and 16.63% for its former benchmark, the MSCI EAFE® Value Index.* For broader comparison, the average return for the Fund’s Lipper peer category of International Large-Cap Value Funds (consisting of 90 funds as of April 30, 2013) was 14.42% for the same time period.

*The benchmark for the Nationwide International Value Fund changed from the MSCI EAFE Value Index to the MSCI World ex USA Index, effective as of July 1, 2012.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

The greatest contributors to Fund performance relative to the Fund’s benchmark index during the reporting period were the Fund’s investments in the materials, consumer discretionary and telecommunication services sectors.

In terms of individual holdings, the top contributors to Fund performance during the reporting period were the Fund’s investments in Bridgestone Corp., one of the world’s largest tire and rubber companies; ORIX Corp., a public financial services firm; and automobile manufacturer Toyota Motor Corp. — all based in Japan. The coordinated efforts by the Central Bank of Japan to use quantitative easing to stimulate Japan’s economy after a decade-long recession and deflation significantly weakened the Japanese yen as compared with other currencies. As a result, Japanese companies with export orientations as well as those in the country’s financial sector performed extremely well during the reporting period, because these companies’ earnings are likely to grow, aided by the weakened national currency.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

The sectors that detracted the most from relative Fund performance were the Fund’s investments in the utilities, information technology and energy sectors.

The Fund’s investments in German-based E.ON Global Commodities SE, one of the world’s largest investor-owned power and gas companies; British-owned Imperial Tobacco Group PLC; and Canadian firm Suncor Energy Inc. detracted from Fund performance on a relative basis during the reporting period. E.ON Global Commodities suffered because of weak demand for electricity prompted by a recessionary economic environment across Europe. In addition, the company’s nuclear reactors continued to lose money, hurting profitability.

Imperial Tobacco Group was hurt by much more stringent advertising rules for tobacco products as well as health warnings issued in important markets such as Australia. Suncor Energy suffered due to lower oil prices because the company’s primary energy resource, oil sands, is relatively expensive to produce. In addition, ongoing tightening of emissions rules in Canada negatively affect oil sand production costs.

Subadviser:

UBS Global Asset Management (Americas) Inc.

Portfolio Manager:

Nick Irish, ASIP

Fund Performance	Nationwide International Value Fund

Average Annual Total Return

(For periods ended April 30, 2013)

		Six Months*	1 Yr.	5 Yr.	Inception[5]
Class A	w/o SC1	13.35%	14.88%	(5.77)%	(6.27)%
	w/SC2	6.86%	8.23%	(6.88)%	(7.30)%
Class C	w/o SC1	12.76%	13.96%	(6.48)%	(6.97)%
	w/SC3	11.76%	12.96%	(6.48)%	(6.97)%
Institutional Service Class[4]		13.39%	14.92%	(5.76)%	(6.25)%
Institutional Class[4]		13.33%	15.20%	(5.54)%	(6.05)%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Since inception date of December 21, 2007.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.26%	1.25%
Class C	2.01%	2.00%
Institutional Service Class	1.26%	1.25%
Institutional Class	1.01%	1.00%
*	Current effective prospectus dated March 1, 2013. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2014. Please see the Fund’s most recent prospectus for details.

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Service Class shares of the Nationwide International Value Fund from inception through 4/30/13 versus the MSCI World ex USA Index (current benchmark )(a), the MSCI EAFE® Value Index (former benchmark)(b), and the Consumer Price Index (CPI)(c) from 1/1/08 through 4/30/13. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI World ex USA Index is an unmanaged index that measures the equity market performance of developed-market countries excluding the United States; covers approximately 85% of the free float-adjusted market capitalization in each county, capturing large- and mid-cap representation.

(b)

The MSCI EAFE® Value Index is an unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks in developed markets outside the United States and Canada that are considered by MSCI to be value securities; designed to target 50% of the free float-adjusted market capitalization of the MSCI EAFE Index.

(c)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Shareholder Expense Example	Nationwide International Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2012) and continued to hold your shares at the end of the reporting period (April 30, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2012 through April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2012 through April 30, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2013

Nationwide International Value Fund			Beginning Account Value ($) 11/01/12	Ending Account Value ($) 04/30/13	Expenses Paid During Period ($) 11/01/12 - 04/30/13[a]	Expense Ratio During Period (%) 11/01/12 - 04/30/13[a]
Class A Shares	Actual		1,000.00	1,133.50	6.61	1.25
	Hypothetical	[b]	1,000.00	1,018.60	6.26	1.25
Class C Shares	Actual		1,000.00	1,127.60	10.50	1.99
	Hypothetical	[b]	1,000.00	1,014.93	9.94	1.99
Institutional Service Class Shares	Actual		1,000.00	1,133.90	6.56	1.24
	Hypothetical	[b]	1,000.00	1,018.65	6.21	1.24
Institutional Class Shares	Actual		1,000.00	1,133.30	5.24	0.99
	Hypothetical	[b]	1,000.00	1,019.89	4.96	0.99

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2012 through April 30, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

Portfolio Summary April 30, 2013 (Unaudited)	Nationwide International Value Fund

Asset Allocation †
Common Stocks	97.9%
Repurchase Agreements	9.1%
Exchange Traded Fund	0.7%
Mutual Fund	0.4%
Liabilities in excess of other assets ††	(8.1%)

100.0%

Top Industries †††
Commercial Banks	9.7%
Insurance	7.7%
Oil, Gas & Consumable Fuels	7.4%
Pharmaceuticals	5.6%
Chemicals	4.0%
Metals & Mining	3.9%
Beverages	3.9%
Wireless Telecommunication Services	3.7%
Machinery	3.4%
Food Products	2.9%
Other Industries*	47.8%

100.0%

Top Holdings †††
Novartis AG	3.2%
Nestle SA	2.9%
HSBC Holdings PLC	2.9%
Toyota Motor Corp.	2.7%
BP PLC	2.7%
SABMiller PLC	2.3%
Vodafone Group PLC	2.1%
Telenor ASA	2.1%
Sampo OYJ	2.1%
Imperial Tobacco Group PLC	2.0%
Other Holdings*	75.0%

100.0%

Top Countries †††
Japan	20.6%
United Kingdom	19.3%
Switzerland	9.9%
Germany	9.7%
Canada	5.7%
Netherlands	4.1%
Australia	3.9%
Hong Kong	3.3%
France	2.9%
Norway	2.9%
Other Countries*	17.7%

100.0%

†	Percentages indicated are based upon net assets as of April 30, 2013.

††	Please refer to Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of April 30, 2013.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

Statement of Investments

April 30, 2013 (Unaudited)

Nationwide International Value Fund

Common Stocks 97.9%

	Shares	Market Value

AUSTRALIA 4.2%
Chemicals 1.1%
Orica Ltd.	103,272	$2,448,922

Commercial Banks 1.9%
Australia & New Zealand Banking Group Ltd.	123,389	4,077,663

Real Estate Investment Trusts (REITs) 1.2%
Westfield Group	219,077	2,649,988

		9,176,573

CANADA 6.1%
Commercial Banks 2.0%
Royal Bank of Canada	72,300	4,361,898

Metals & Mining 0.7%
Teck Resources Ltd., Class B	59,300	1,577,488

Oil, Gas & Consumable Fuels 3.4%
Canadian Oil Sands Ltd.	112,700	2,213,840
PetroBakken Energy Ltd. (a)	150,404	1,283,909
Petrobank Energy & Resources Ltd.* (a)	136,100	91,864
Petrominerales Ltd. (a)	95,700	528,157
Suncor Energy, Inc.	105,300	3,283,014

		7,400,784

		13,340,170

DENMARK 1.0%
Construction & Engineering 1.0%
FLSmidth & Co. A/S	37,908	2,209,401

FINLAND 2.2%
Insurance 2.2%
Sampo OYJ, Class A (a)	121,061	4,844,242

FRANCE 3.2%
Electrical Equipment 1.3%
Schneider Electric SA	37,240	2,839,054

Food & Staples Retailing 1.9%
Carrefour SA	137,296	4,077,571

		6,916,625

GERMANY 10.5%
Capital Markets 1.4%
Deutsche Bank AG REG	65,725	3,025,520

Construction Materials 1.4%
HeidelbergCement AG	43,543	3,143,299

Health Care Providers & Services 0.7%
Fresenius Medical Care AG & Co. KGaA	22,558	1,554,151

Machinery 0.8%
MAN SE*	14,644	1,642,983

Multi-Utilities 1.0%
E.ON SE (a)	124,547	2,261,842

Common Stocks (continued)

	Shares	Market Value

GERMANY (continued)
Personal Products 0.7%
Beiersdorf AG	17,262	$1,563,631

Pharmaceuticals 1.7%
Bayer AG REG (a)	35,871	3,750,188

Semiconductors & Semiconductor Equipment 1.2%
Infineon Technologies AG	318,372	2,518,366

Software 1.6%
SAP AG	43,411	3,460,810

		22,920,790

HONG KONG 3.6%
Industrial Conglomerates 1.6%
Jardine Matheson Holdings Ltd.	54,400	3,533,827

Insurance 2.0%
AIA Group Ltd.	947,800	4,216,250

		7,750,077

IRELAND 1.1%
Airlines 1.1%
Ryanair Holdings PLC, ADR	55,100	2,388,034

ISRAEL 1.0%
Pharmaceuticals 1.0%
Teva Pharmaceutical Industries Ltd., ADR	56,800	2,174,872

ITALY 1.6%
Machinery 1.6%
Fiat Industrial SpA (a)	299,482	3,381,839

JAPAN 22.4%
Auto Components 2.1%
Bridgestone Corp.	118,600	4,476,368

Automobiles 3.1%
Toyota Motor Corp.	112,500	6,529,258

Building Products 1.2%
Asahi Glass Co., Ltd.	319,000	2,506,452

Chemicals 1.6%
Shin-Etsu Chemical Co., Ltd.	52,900	3,566,116

Commercial Banks 2.1%
Mitsubishi UFJ Financial Group, Inc.	663,700	4,503,102

Diversified Financial Services 2.0%
ORIX Corp.	290,100	4,451,384

Gas Utilities 1.2%
Tokyo Gas Co., Ltd.	447,000	2,551,544

Insurance 1.7%
Tokio Marine Holdings, Inc.	117,200	3,724,579

Leisure Equipment & Products 1.0%
Sankyo Co., Ltd.	47,200	2,151,257

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide International Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Machinery 1.4%
THK Co., Ltd.	143,300	$3,018,071

Personal Products 0.6%
Shiseido Co., Ltd.	93,900	1,344,588

Trading Companies & Distributors 2.7%
ITOCHU Corp.	336,500	4,172,414
Mitsubishi Corp.	96,000	1,728,217

		5,900,631

Wireless Telecommunication Services 1.7%
KDDI Corp.	79,000	3,798,899

		48,522,249

LUXEMBOURG 0.6%
Metals & Mining 0.6%
ArcelorMittal	101,640	1,256,335

NETHERLANDS 4.4%
Beverages 1.7%
Heineken NV (a)	50,758	3,592,385

Chemicals 1.6%
Koninklijke DSM NV	55,410	3,571,490

Media 1.1%
Wolters Kluwer NV (a)	107,160	2,371,295

		9,535,170

NORWAY 3.1%
Diversified Telecommunication Services 2.2%
Telenor ASA	215,125	4,847,829

Oil, Gas & Consumable Fuels 0.9%
Statoil ASA	78,375	1,918,728

		6,766,557

SPAIN 0.6%
Electric Utilities 0.6%
Acciona SA (a)	21,388	1,399,225

SWEDEN 0.8%
Oil, Gas & Consumable Fuels 0.8%
Lundin Petroleum AB* (a)	74,709	1,796,381

SWITZERLAND 10.7%
Capital Markets 1.4%
Credit Suisse Group AG REG*	112,135	3,114,107

Food Products 3.2%
Nestle SA REG	96,365	6,872,030

Metals & Mining 1.3%
Xstrata PLC	186,593	2,807,940

Pharmaceuticals 3.4%
Novartis AG REG	99,976	7,400,981

Common Stocks (continued)

	Shares	Market Value

SWITZERLAND (continued)
Professional Services 1.4%
SGS SA REG	1,251	$3,025,088

		23,220,146

UNITED KINGDOM 20.8%
Beverages 2.5%
SABMiller PLC	100,109	5,401,607

Commercial Banks 4.3%
Barclays PLC	654,458	2,920,505
HSBC Holdings PLC	606,962	6,647,443

		9,567,948

Electric Utilities 1.2%
SSE PLC	106,820	2,586,311

Insurance 2.4%
Aviva PLC	368,454	1,749,241
Prudential PLC	205,006	3,524,991

		5,274,232

Metals & Mining 1.7%
Rio Tinto PLC	78,743	3,615,886

Oil, Gas & Consumable Fuels 2.9%
BP PLC	867,854	6,288,598

Software 1.4%
Sage Group PLC (The)	590,826	3,099,840

Tobacco 2.1%
Imperial Tobacco Group PLC	128,733	4,602,961

Wireless Telecommunication Services 2.3%
Vodafone Group PLC	1,607,321	4,904,413

		45,341,796

Total Common Stocks (cost $178,742,474)		212,940,482

Exchange Traded Fund 0.7%

	Shares	Market Value

UNITED STATES 0.7%
iShares MSCI EAFE Index Fund	25,000	1,548,500

Total Exchange Traded Fund (cost $1,371,655)		1,548,500

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide International Value Fund (Continued)

Mutual Fund 0.4%

	Shares	Market Value

Money Market Fund 0.4%
Fidelity Institutional Money Market Fund - Institutional Class, 0.14% (b)	958,947	$958,947

Total Mutual Fund (cost $958,947)		958,947

Repurchase Agreements 9.1%

	Principal Amount	Market Value

BNP Paribas Securities Corp., 0.15%, dated 04/30/13, due 05/01/13, repurchase price $10,000,042, collateralized by U.S. Government Agency Securities, ranging from 0.00% -7.13%, maturing 05/03/13 - 05/04/37; total market value $10,200,016. (c)	$10,000,000	10,000,000
Credit Suisse (USA) LLC, 0.16%, dated 04/30/13, due 05/01/13, repurchase price $9,718,571, collateralized by U.S. Government Treasury Security, 0.63%, maturing 04/30/18; total market value $9,912,913. (c)	9,718,528	9,718,528

Total Repurchase Agreements (cost $19,718,528)		19,718,528

Total Investments (cost $200,791,604) (d) —108.1%		235,166,457

Liabilities in excess of other assets — (8.1)%		(17,658,536)

NET ASSETS — 100.0%		$217,507,921

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at April 30, 2013. The total value of securities on loan at April 30, 2013 was $18,637,353.

(b)	Represents 7-day effective yield as of April 30, 2013.

(c)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of April 30, 2013 was $19,718,528.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.
AB	Stock Company

ADR	American Depositary Receipt

AG	Stock Corporation

A/S	Minimum Capital Public Traded Company

ASA	Stock Corporation

KGaA	Limited Partnership with shares

LLC	Limited Liability Company

Ltd.	Limited

NV	Public Traded Company

OYJ	Public Traded Company

PLC	Public Limited Company

REG	Registered Shares

REIT	Real Estate Investment Trust

SA	Stock Company

SE	European Public Limited Liability Company

SpA	Limited Share Company

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

Nationwide International Value Fund
Assets:
Investments, at value* (cost $181,073,076)	$215,447,929
Repurchase agreements, at value and cost	19,718,528

Total Investments	235,166,457

Foreign currencies, at value (cost $1,057,197)	1,060,996
Dividends receivable	744,055
Security lending income receivable	58,785
Receivable for capital shares issued	95,178
Reclaims receivable	265,313
Prepaid expenses	33,825

Total Assets	237,424,609

Liabilities:
Payable for capital shares redeemed	1,805
Payable upon return of securities loaned (Note 2)	19,718,528
Accrued expenses and other payables:
Investment advisory fees	147,301
Fund administration fees	11,027
Distribution fees	83
Administrative servicing fees	20,051
Accounting and transfer agent fees	637
Trustee fees	437
Custodian fees	985
Compliance program costs (Note 3)	181
Professional fees	6,129
Printing fees	3,557
Recoupment fees	5,586
Other	381

Total Liabilities	19,916,688

Net Assets	$217,507,921

Represented by:
Capital	$247,992,861
Accumulated undistributed net investment income	747,171
Accumulated net realized losses from investment and foreign currency transactions	(65,600,260)
Net unrealized appreciation/(depreciation) from investments	34,374,853
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(6,704)

Net Assets	$217,507,921

Net Assets:
Class A Shares	$367,047
Class C Shares	19,453
Institutional Service Class Shares	217,092,859
Institutional Class Shares	28,562

Total	$217,507,921

*	Includes value of securities on loan of $18,637,353 (Note 2).

Statement of Assets and Liabilities (Continued)

April 30, 2013 (Unaudited)

Nationwide International Value Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	57,187
Class C Shares	3,057
Institutional Service Class Shares	33,777,127
Institutional Class Shares	4,440

Total	33,841,811

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$6.42
Class C Shares (a)	$6.36
Institutional Service Class Shares	$6.43
Institutional Class Shares	$6.43
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$6.81

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Six Months Ended April 30, 2013 (Unaudited)

Nationwide International Value Fund
INVESTMENT INCOME:
Dividend income	$3,244,035
Income from securities lending (Note 2)	89,560
Foreign tax withholding	(255,704)

Total Income	3,077,891

EXPENSES:
Investment advisory fees	864,093
Fund administration fees	64,354
Distribution fees Class A	395
Distribution fees Class C	91
Administrative servicing fees Class A	14
Administrative servicing fees Institutional Service Class	253,472
Registration and filing fees	23,120
Professional fees	24,639
Printing fees	5,067
Trustee fees	3,628
Custodian fees	4,078
Accounting and transfer agent fees	2,230
Compliance program costs (Note 3)	363
Recoupment fees (Note 3)	5,586
Other	6,812

Total expenses before earnings credit	1,257,942

Earnings credit (Note 5)	(2)

Net Expenses	1,257,940

NET INVESTMENT INCOME	1,819,951

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	2,948,732
Net realized losses from foreign currency transactions (Note 2)	(27,451)

Net realized gains from investment and foreign currency transactions	2,921,281

Net change in unrealized appreciation/(depreciation) from investments	20,942,386
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	8,850

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	20,951,236

Net realized/unrealized gains from investments, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	23,872,517

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$25,692,468

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide International Value Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
Operations:
Net investment income	$1,819,951	$3,598,474
Net realized gains/(losses) from investment and foreign currency transactions	2,921,281	(13,828,767)
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	20,951,236	26,731,056

Change in net assets resulting from operations	25,692,468	16,500,763

Distributions to Shareholders From:
Net investment income:
Class A	(4,700)	(10,647)
Class C	(251)	(275)
Institutional Service Class	(3,480,154)	(2,873,956)
Institutional Class	(460)	(698)

Change in net assets from shareholder distributions	(3,485,565)	(2,885,576)

Change in net assets from capital transactions	2,282,739	79,960,971

Change in net assets	24,489,642	93,576,158

Net Assets:
Beginning of period	193,018,279	99,442,121

End of period	$217,507,921	$193,018,279

Accumulated undistributed net investment income at end of period	$747,171	$2,412,785

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$81,925	$23,576
Dividends reinvested	4,700	10,647
Cost of shares redeemed	(166,534)	(26,038)

Total Class A Shares	(79,909)	8,185

Class C Shares
Proceeds from shares issued	–	–
Dividends reinvested	251	275
Cost of shares redeemed	(32)	(52)

Total Class C Shares	219	223

Institutional Service Class Shares
Proceeds from shares issued	6,928,228	95,919,592
Dividends reinvested	3,480,154	2,873,956
Cost of shares redeemed	(8,047,739)	(18,841,683)

Total Institutional Service Class Shares	2,360,643	79,951,865

Institutional Class Shares
Proceeds from shares issued	1,326	–
Dividends reinvested	460	698
Cost of shares redeemed	–	–

Total Institutional Class Shares	1,786	698

Change in net assets from capital transactions	$2,282,739	$79,960,971

Statements of Changes in Net Assets (Continued)

	Nationwide International Value Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
SHARE TRANSACTIONS:
Class A Shares
Issued	13,179	4,319
Reinvested	794	2,158
Redeemed	(28,611)	(4,768)

Total Class A Shares	(14,638)	1,709

Class C Shares
Issued	–	–
Reinvested	43	57
Redeemed	(6)	(10)

Total Class C Shares	37	47

Institutional Service Class Shares
Issued	1,149,064	18,516,557
Reinvested	586,873	579,361
Redeemed	(1,321,618)	(3,386,736)

Total Institutional Service Class Shares	414,319	15,709,182

Institutional Class Shares
Issued	217	–
Reinvested	77	141
Redeemed	–	–

Total Institutional Class Shares	294	141

Total change in shares	400,012	15,711,079

Amounts	designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide International Value Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Return of Capital	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$5.76	0.06	0.70	0.76	(0.10)	–	(0.10)	–	$6.42	13.35%		$367,047	1.25%	1.90%	1.25%	5.44%
Year Ended October 31, 2012 (f)	$5.60	0.11	0.20	0.31	(0.15)	–	(0.15)	–	$5.76	6.02%		$413,861	1.25%	2.00%	1.26%	80.92%
Year Ended October 31, 2011 (f)	$6.43	0.11	(0.76)	(0.65)	(0.18)	–	(0.18)	–	$5.60	(10.40%	)	$392,730	1.25%	1.78%	1.29%	121.25%
Year Ended October 31, 2010 (f)	$6.20	0.12	0.21	0.33	(0.10)	–	(0.10)	–	$6.43	5.32%		$436,598	1.25%	1.93%	1.29%	50.87%
Year Ended October 31, 2009 (f)	$4.95	0.07	1.18	1.25	–	–	–	–	$6.20	25.25%		$384,923	1.25%	1.31%	1.34%	54.37%
Period Ended October 31, 2008 (f)(g)	$10.00	0.13	(5.23)	(5.10)	–	(0.04)	(0.04)	0.09	$4.95	(50.26%	)	$45,597	1.38%	1.95%	1.98%	24.23%

Class C Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$5.72	0.03	0.69	0.72	(0.08)	–	(0.08)	–	$6.36	12.76%		$19,453	1.99%	1.04%	1.99%	5.44%
Year Ended October 31, 2012 (f)	$5.53	0.07	0.21	0.28	(0.09)	–	(0.09)	–	$5.72	5.39%		$17,263	2.00%	1.26%	2.01%	80.92%
Year Ended October 31, 2011 (f)	$6.37	0.07	(0.76)	(0.69)	(0.15)	–	(0.15)	–	$5.53	(11.17%	)	$16,455	2.00%	1.12%	2.04%	121.25%
Year Ended October 31, 2010 (f)	$6.15	0.05	0.22	0.27	(0.05)	–	(0.05)	–	$6.37	4.48%		$17,384	2.00%	0.77%	2.04%	50.87%
Year Ended October 31, 2009 (f)	$4.95	0.07	1.13	1.20	–	–	–	–	$6.15	24.24%		$6,154	2.00%	1.36%	2.12%	54.37%
Period Ended October 31, 2008 (f)(g)	$10.00	0.13	(5.21)	(5.08)	–	(0.01)	(0.01)	0.04	$4.95	(50.46%	)	$6,752	2.01%	1.90%	3.03%	24.23%

Institutional Service Class Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$5.77	0.05	0.71	0.76	(0.10)	–	(0.10)	–	$6.43	13.39%		$217,092,859	1.24%	1.79%	1.24%	5.44%
Year Ended October 31, 2012 (f)	$5.61	0.12	0.19	0.31	(0.15)	–	(0.15)	–	$5.77	6.02%		$192,563,202	1.25%	2.13%	1.25%	80.92%
Year Ended October 31, 2011 (f)	$6.43	0.12	(0.76)	(0.64)	(0.18)	–	(0.18)	–	$5.61	(10.29%	)	$99,010,403	1.24%	1.86%	1.28%	121.25%
Year Ended October 31, 2010 (f)	$6.21	0.10	0.21	0.31	(0.09)	–	(0.09)	–	$6.43	5.10%		$125,964,780	1.25%	1.68%	1.29%	50.87%
Year Ended October 31, 2009 (f)	$4.96	0.11	1.14	1.25	–	–	–	–	$6.21	25.21%		$132,254,218	1.25%	2.19%	1.36%	54.37%
Period Ended October 31, 2008 (f)(g)	$10.00	0.06	(5.05)	(4.99)	–	(0.05)	(0.05)	–	$4.96	(50.12%	)	$112,812,006	1.16%	0.97%	1.21%	24.23%

Institutional Class Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$5.78	0.06	0.70	0.76	(0.11)	–	(0.11)	–	$6.43	13.33%		$28,562	0.99%	2.06%	0.99%	5.44%
Year Ended October 31, 2012 (f)	$5.63	0.12	0.20	0.32	(0.17)	–	(0.17)	–	$5.78	6.28%		$23,953	1.00%	2.26%	1.01%	80.92%
Year Ended October 31, 2011 (f)	$6.45	0.13	(0.75)	(0.62)	(0.20)	–	(0.20)	–	$5.63	(10.03%	)	$22,533	1.00%	2.10%	1.04%	121.25%
Year Ended October 31, 2010 (f)	$6.23	0.12	0.21	0.33	(0.11)	–	(0.11)	–	$6.45	5.32%		$25,077	1.00%	1.94%	1.04%	50.87%
Year Ended October 31, 2009 (f)	$4.97	0.12	1.15	1.27	(0.01)	–	(0.01)	–	$6.23	25.49%		$23,785	1.00%	2.44%	1.11%	54.37%
Period Ended October 31, 2008 (f)(g)	$10.00	0.32	(5.30)	(4.98)	–	(0.05)	(0.05)	–	$4.97	(50.02%	)	$18,951	0.99%	4.09%	2.62%	24.23%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from December 21, 2007 (commencement of operations) through October 31, 2008.

The accompanying notes are an integral part of these financial statements.

Nationwide Small Company Growth Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the semiannual period ended April 30, 2013, the Nationwide Small Company Growth Fund (Institutional Service Class) returned 15.83% versus 16.60% for its benchmark, the Russell 2000® Growth Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Small-Cap Growth Funds (consisting of 512 funds as of April 30, 2013) was 13.72% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

The Fund’s sector structure is not planned, but is an outcome of building a collection of holdings with a three- to five-year evaluation horizon, through company-specific selections. As a result, the Fund’s holdings in the industrial products and systems, medical and health-care, and business services sectors made these sectors the most significant contributors to relative Fund performance during the reporting period.

Individual Fund holdings that contributed the most to relative Fund performance during the reporting period were Medidata Solutions, Inc.; Tyler Technologies, Inc.; and PROS Holdings, Inc. Medidata Solutions is a company that helps make the clinical trials process more efficient for pharmaceutical and other drug-discovery companies. Medidata experienced significant stock price appreciation during the reporting period as the company exhibited solid growth and increased its future revenue and earnings expectations.

PROS Holdings, a company that develops pricing and revenue optimization software for a broad range of businesses, also achieved solid returns as the company’s growth exceeded expectations. Tyler Technologies, a developer of software focused on state and local governments, showed strong performance due to significant revenue and earnings growth as well as solid client bookings.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

None of the Fund’s sector investments detracted from Fund performance relative to the Fund’s benchmark during the reporting period.

Individual Fund holdings that detracted from relative Fund performance during the reporting period included Vocera Communications, Inc.; Nuance Communications, Inc.; and NetScout Systems, Inc. Vocera Communications, a developer of communication systems primarily for hospitals, experienced a stock price decline due to lower-than-expected revenue and earnings results. The stock price of Nuance Communications, a voice recognition technology company, declined due to lower-than-expected operating results and reduced expectations for future profitability. NetScout Systems, a network performance monitoring company, saw its stock price drop due to uncertainty about some of the customer markets the company serves.

Subadviser:

Brown Capital Management, LLC

Portfolio Managers:

Robert Hall, Kempton Ingersol, Keith Lee and Amy Zhang

Fund Performance	Nationwide Small Company Growth Fund

Average Annual Total Return

(For periods ended April 30, 2013)

		Six Months*	1 Yr.	Inception[4]
Class A	w/o SC1	15.75%	17.41%	22.08%
	w/SC2	9.06%	10.63%	16.74%
Institutional Service Class[3]		15.83%	17.71%	22.31%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	Not subject to any sales charges.

[4]	Since inception date of January 3, 2012.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	7.68%	1.44%
Institutional Service Class	7.43%	1.19%
*	Current effective prospectus dated March 1, 2013. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2014. Please see the Fund’s most recent prospectus for details.

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Service Class shares of the Nationwide Small Company Growth Fund from inception through 4/30/13 versus the Russell 2000® Growth Index(a) and the Consumer Price Index (CPI)(b) from 2/1/12 through 4/30/13. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The Russell 2000® Growth Index is an unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 2000® Index (the 2,000 smallest U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the 3,000 largest U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Shareholder Expense Example	Nationwide Small Company Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2012) and continued to hold your shares at the end of the reporting period (April 30, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2012 through April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2012 through April 30, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2013

Nationwide Small Company Growth Fund			Beginning Account Value ($) 11/01/12	Ending Account Value ($) 04/30/13	Expenses Paid During Period ($) 11/01/12 - 04/30/13[a]	Expense Ratio During Period (%) 11/01/12 - 04/30/13[a]
Class A Shares	Actual		1,000.00	1,157.50	6.37	1.19
	Hypothetical	[b]	1,000.00	1,018.89	5.96	1.19
Institutional Service Class Shares	Actual		1,000.00	1,158.30	5.03	0.94
	Hypothetical	[b]	1,000.00	1,020.13	4.71	0.94

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2012 through April 30, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

Portfolio Summary April 30, 2013 (Unaudited)	Nationwide Small Company Growth Fund

Asset Allocation †
Common Stocks	97.2%
Mutual Fund	2.1%
Other assets in excess of liabilities	0.7%

100.0%

Top Industries ††
Software	34.4%
Electronic Equipment, Instruments & Components	13.8%
Health Care Equipment & Supplies	12.8%
Health Care Technology	8.2%
Semiconductors & Semiconductor Equipment	5.4%
Energy Equipment & Services	4.9%
Machinery	4.2%
Life Sciences Tools & Services	4.1%
Internet Software & Services	3.3%
Chemicals	3.1%
Other Industries	5.8%

100.0%

Top Holdings ††
Medidata Solutions, Inc.	3.8%
Netscout Systems, Inc.	3.7%
Neogen Corp.	3.7%
FEI Co.	3.6%
ANSYS, Inc.	3.6%
Concur Technologies, Inc.	3.5%
ACI Worldwide, Inc.	3.5%
Tyler Technologies, Inc.	3.5%
NIC, Inc.	3.3%
Manhattan Associates, Inc.	3.3%
Other Holdings	64.5%

100.0%

†	Percentages indicated are based upon net assets as of April 30, 2013.

††	Percentages indicated are based upon total investments as of April 30, 2013.

The accompanying notes are an integral part of these financial statements.

Statement of Investments

April 30, 2013 (Unaudited)

Nationwide Small Company Growth Fund

Common Stocks 97.2%

	Shares	Market Value

Biotechnology 2.6%
Incyte Corp., Ltd.*	10,756	$238,245

Chemicals 3.1%
Balchem Corp.	6,465	280,193

Commercial Services & Supplies 1.0%
EnerNOC, Inc.*	5,325	93,294

Electronic Equipment, Instruments & Components 13.8%
Cognex Corp.	7,205	286,038
Dolby Laboratories, Inc., Class A	2,741	90,042
DTS, Inc.*	5,428	91,082
FEI Co.	5,153	329,174
FLIR Systems, Inc.	9,081	220,759
Measurement Specialties, Inc.*	5,400	230,958

		1,248,053

Energy Equipment & Services 4.9%
CARBO Ceramics, Inc.	3,065	216,542
Geospace Technologies Corp.*	2,699	227,715

		444,257

Health Care Equipment & Supplies 12.7%
Abaxis, Inc.	5,401	230,569
Cantel Medical Corp.	9,337	295,142
Meridian Bioscience, Inc.	9,324	189,184
Neogen Corp.*	6,523	331,564
Quidel Corp.*	4,929	110,015

		1,156,474

Health Care Technology 8.1%
MedAssets, Inc.*	5,109	95,692
Medidata Solutions, Inc.*	5,140	341,090
Quality Systems, Inc.	7,592	135,669
Vocera Communications, Inc.*	8,287	164,083

		736,534

Internet Software & Services 3.3%
NIC, Inc.	17,682	297,765

Life Sciences Tools & Services 4.1%
Bruker Corp.*	5,263	93,524
Techne Corp.	4,310	276,443

		369,967

Machinery 4.1%
Dynamic Materials Corp.	5,433	86,276
Sun Hydraulics Corp.	8,813	288,626

		374,902

Common Stocks (continued)

	Shares	Market Value

Semiconductors & Semiconductor Equipment 5.4%
Diodes, Inc.*	10,803	$218,869
Hittite Microwave Corp.*	4,801	269,384

		488,253

Software 34.1%
Accelrys, Inc.*	18,455	181,782
ACI Worldwide, Inc.*	6,741	316,895
American Software, Inc., Class A	14,103	117,196
ANSYS, Inc.*	3,978	321,661
Blackbaud, Inc.	10,001	293,129
Concur Technologies, Inc.*	4,348	317,882
Manhattan Associates, Inc.*	4,224	296,567
Netscout Systems, Inc.*	14,783	337,200
Nuance Communications, Inc.*	12,577	239,466
PROS Holdings, Inc.*	11,191	290,071
Rovi Corp.*	3,042	71,152
Tyler Technologies, Inc.*	5,010	316,833

		3,099,834

Total Common Stocks (cost $7,838,277)		8,827,771

Mutual Fund 2.1%

	Shares	Market Value

Money Market Fund 2.1%
Fidelity Institutional Money Market Fund - Institutional Class, 0.14% (a)	191,350	191,350

Total Mutual Fund (cost $191,350)		191,350

Total Investments (cost $8,029,627) (b) — 99.3%		9,019,121

Other assets in excess of liabilities — 0.7%		64,706

NET ASSETS — 100.0%		$9,083,827

*	Denotes a non-income producing security.

(a)	Represents 7-day effective yield as of April 30, 2013.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

Ltd.	Limited

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

Nationwide Small Company Growth Fund
Assets:
Investments, at value (cost $8,029,627)	$9,019,121
Dividends receivable	928
Receivable for capital shares issued	51,747
Receivable for investment advisory fees	14,018
Prepaid expenses	6,327

Total Assets	9,092,141

Liabilities:
Accrued expenses and other payables:
Fund administration fees	6,908
Distribution fees	85
Accounting and transfer agent fees	263
Trustee fees	44
Custodian fees	9
Compliance program costs (Note 3)	20
Professional fees	774
Printing fees	100
Other	111

Total Liabilities	8,314

Net Assets	$9,083,827

Represented by:
Capital	$8,006,733
Accumulated distributions in excess of net investment income	(8,028)
Accumulated net realized gains from investment transactions	95,628
Net unrealized appreciation/(depreciation) from investments	989,494

Net Assets	$9,083,827

Net Assets:
Class A Shares	$440,509
Institutional Service Class Shares	8,643,318

Total	$9,083,827

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	34,361
Institutional Service Class Shares	675,274

Total	709,635

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$12.82
Institutional Service Class Shares	$12.80
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$13.60

Maximum Sales Charge:
Class A Shares	5.75%

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Six Months Ended April 30, 2013 (Unaudited)

Nationwide Small Company Growth Fund
INVESTMENT INCOME:
Dividend income	$39,334

Total Income	39,334

EXPENSES:
Investment advisory fees	25,418
Fund administration fees	40,548
Distribution fees Class A	139
Registration and filing fees	25,229
Professional fees	25,141
Printing fees	5,578
Trustee fees	130
Custodian fees	69
Accounting and transfer agent fees	60
Other	2,471

Total expenses before earnings credit and expenses reimbursed	124,783

Earnings credit (Note 5)	(9)
Expenses reimbursed by adviser (Note 3)	(97,965)

Net Expenses	26,809

NET INVESTMENT INCOME	12,525

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	95,653
Net change in unrealized appreciation/(depreciation) from investments	633,163

Net realized/unrealized gains from investments	728,816

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$741,341

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Small Company Growth Fund
	Six Months Ended April 30, 2013 (Unaudited)	Period ended October 31, 2012 (a)
Operations:
Net investment income/(loss)	$12,525	$(11,623)
Net realized gains from investment transactions	95,653	63,375
Net change in unrealized appreciation/(depreciation) from investments	633,163	356,331

Change in net assets resulting from operations	741,341	408,083

Distributions to Shareholders From:
Net investment income:
Class A	(63)	–
Institutional Service Class	(31,556)	–
Net realized gains:
Class A	(329)	–
Institutional Service Class	(63,071)	–

Change in net assets from shareholder distributions	(95,019)	–

Change in net assets from capital transactions	3,813,672	4,215,750

Change in net assets	4,459,994	4,623,833

Net Assets:
Beginning of period	4,623,833	–

End of period	$9,083,827	$4,623,833

Accumulated undistributed (distributions in excess of) net investment income at end of period	$(8,028)	$11,066

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$444,304	$23,010
Dividends reinvested	392	–
Cost of shares redeemed	(24,557)	(1)

Total A Shares	420,139	23,009

Institutional Service Class Shares
Proceeds from shares issued	4,117,096	4,397,372
Dividends reinvested	94,627	–
Cost of shares redeemed	(818,190)	(204,631)

Total Institutional Service Class Shares	3,393,533	4,192,741

Change in net assets from capital transactions	$3,813,672	$4,215,750

(a)	For the period from January 4, 2012 (commencement of operations) through October 31, 2012.

Statements of Changes in Net Assets (Continued)

	Nationwide Small Company Growth Fund
	Six Months Ended April 30, 2013 (Unaudited)	Period ended October 31, 2012 (a)
SHARE TRANSACTIONS:
Class A Shares
Issued	34,065	2,182
Reinvested	34	–
Redeemed	(1,920)	–

Total A Shares	32,179	2,182

Institutional Service Class Shares
Issued	324,382	427,224
Reinvested	8,236	–
Redeemed	(65,505)	(19,063)

Total Institutional Service Class Shares	267,113	408,161

Total change in shares	299,292	410,343

Amounts designated as “–” are zero or have been rounded to zero.

(a) For the period from January 4, 2012 (commencement of operations) through October 31, 2012.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Small Company Growth Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$11.26	(0.04)	1.78	1.74	(0.03)	(0.15)	(0.18)	$12.82	15.75%	$440,509	1.19%	(0.64%	)	4.12%	4.60%
Period Ended October 31, 2012 (f)(g)	$10.00	(0.06)	1.32	1.26	–	–	–	$11.26	12.50%	$24,561	1.19%	(0.73%	)	8.37%	9.58%

Institutional Service Class Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$11.27	0.03	1.73	1.76	(0.08)	(0.15)	(0.23)	$12.80	15.83%	$8,643,318	0.94%	0.46%		4.40%	4.60%
Period Ended October 31, 2012 (f)(g)	$10.00	(0.04)	1.31	1.27	–	–	–	$11.27	12.70%	$4,599,272	0.94%	(0.48%	)	7.38%	9.58%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from January 4, 2012 (commencement of operations) through October 31, 2012.

The accompanying notes are an integral part of these financial statements.

Nationwide U.S. Small Cap Value Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the semiannual period ended April 30, 2013, the Nationwide U.S. Small Cap Value Fund (Institutional Service Class) returned 17.44% versus 16.58% for its benchmark, the Russell 2000® Value Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Small-Cap Value Funds (consisting of 313 funds as of April 30, 2013) was 16.93% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?*

Due to the Fund’s bottom-up quantitative approach, sector allocation is a result of the portfolio construction process and should not be interpreted as strategic or tactical.

During the reporting period, a larger allocation to the consumer discretionary sector helped Fund performance relative to the Fund’s benchmark index, as this sector was among the best performers of the Benchmark. The Fund’s smaller allocation to financials than that of the Fund’s benchmark index was also beneficial, and the Fund’s financials holdings outperformed those in the benchmark (due in part to a relatively lower weighting in commercial banks and a relatively greater weighting in insurance companies during the reporting period). In addition, the Fund’s holdings in industrial stocks performed better than those of the Fund’s benchmark index.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

During the reporting period, the Fund’s exclusion of real estate investment trusts (REITs) had a negative impact on relative Fund performance as the REITs sector was the best-performing sector of the Benchmark. The Fund’s larger allocation to materials than that of the Fund’s benchmark index hurt relative Fund performance because materials was the weakest-performing sector of the Benchmark. The effect of the Fund’s materials allocation was slightly offset, however, by the strong relative performance of the Fund’s individual holdings within that sector. Conversely, the Fund’s information technology holdings underperformed those in the benchmark and detracted slightly from relative Fund performance.

*Because the Fund held 1,305 holdings as of April 30, 2013, it is not materially meaningful to discuss the performance of individual holdings.

Subadviser:

Dimensional Fund Advisors LP

Portfolio Managers:

Joseph H. Chi, Jed S. Fogdall and Henry F. Gray

Fund Performance	Nationwide U.S. Small Cap Value Fund

Average Annual Total Return

(For periods ended April 30, 2013)

		Six Months*	1 Yr.	5 Yr.	Inception[5]
Class A	w/o SC1	17.46%	20.07%	7.50%	5.97%
	w/SC2	10.73%	13.15%	6.23%	4.80%
Class C	w/o SC1	17.09%	19.20%	6.82%	5.29%
	w/SC3	16.09%	18.20%	6.82%	5.29%
Institutional Service Class[4]		17.44%	20.04%	7.61%	6.08%
Institutional Class[4]		17.66%	20.47%	7.90%	6.36%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any sales charges.

[5]	Since inception date of December 21, 2007.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.50%	1.38%
Class C	2.21%	2.09%
Institutional Service Class	1.21%	1.09%
Institutional Class	1.46%	1.34%

*	Current effective prospectus dated March 1, 2013. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2014. Please see the Fund’s most recent prospectus for details.

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Service Class shares of the Nationwide U.S. Small Cap Value Fund from inception through 4/30/13 versus the Russell 2000® Value Index (a) and the Consumer Price Index (CPI)(b) from 1/1/08 through 4/30/13. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The Russell 2000 Value Index is an unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 2000® Index (the 2,000 smallest U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the 3,000 largest U.S. companies, based on market capitalization) with lower price-to-book ratios and lower forecasted growth values.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Shareholder Expense Example	Nationwide U.S. Small Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2012) and continued to hold your shares at the end of the reporting period (April 30, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2012 through April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2012 through April 30, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2013

Nationwide U.S. Small Cap Value Fund			Beginning Account Value ($) 11/01/12	Ending Account Value ($) 04/30/13	Expenses Paid During Period ($) 11/01/12 - 04/30/13[a]	Expense Ratio During Period (%) 11/01/12 - 04/30/13[a]
Class A Shares	Actual		1,000.00	1,174.60	7.49	1.39
	Hypothetical	[b]	1,000.00	1,017.90	6.95	1.39
Class C Shares	Actual		1,000.00	1,170.90	11.25	2.09
	Hypothetical	[b]	1,000.00	1,014.43	10.44	2.09
Institutional Service Class Shares	Actual		1,000.00	1,174.40	7.22	1.34
	Hypothetical	[b]	1,000.00	1,018.15	6.71	1.34
Institutional Class Shares	Actual		1,000.00	1,176.60	5.88	1.09
	Hypothetical	[b]	1,000.00	1,019.39	5.46	1.09

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2012 through April 30, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

Portfolio Summary April 30, 2013 (Unaudited)	Nationwide U.S. Small Cap Value Fund

Asset Allocation †
Common Stocks	99.3%
Repurchase Agreement	7.0%
Mutual Fund	1.1%
Warrants ††	0.0%
Rights ††	0.0%
Preferred Stock ††	0.0%
Liabilities in excess of other assets †††	(7.4%)

100.0%

Top Industries ††††
Commercial Banks	7.3%
Insurance	7.3%
Specialty Retail	4.6%
Oil, Gas & Consumable Fuels	4.2%
Energy Equipment & Services	4.0%
Semiconductors & Semiconductor Equipment	3.6%
Health Care Providers & Services	3.5%
Electronic Equipment, Instruments & Components	3.4%
Machinery	3.3%
Chemicals	3.2%
Other Industries*	55.6%

100.0%

Top Holdings ††††
Fidelity Institutional Money Market Fund —Institutional Class	1.0%
Tesoro Corp.	1.0%
GameStop Corp., Class A	0.8%
Zions Bancorporation	0.8%
American Capital Ltd.	0.8%
Gannett Co., Inc.	0.7%
Cabela’s, Inc.	0.6%
Dillard’s, Inc., Class A	0.6%
Lennar Corp., Class A	0.6%
Trinity Industries, Inc.	0.6%
Other Holdings*	92.5%

100.0%

†	Percentages indicated are based upon net assets as of April 30, 2013.

††	Amount rounds to less than 0.1%.

†††	Please refer to Statement of Assets and Liabilities for additional details.

††††	Percentages indicated are based upon total investments as of April 30, 2013.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

The accompanying notes are an integral part of these financial statements.

Statement of Investments

April 30, 2013 (Unaudited)

Nationwide U.S. Small Cap Value Fund

Common Stocks 99.3%

	Shares	Market Value

Aerospace & Defense 1.3%
AAR Corp.	7,045	$125,824
Aerovironment, Inc.* (a)	4,408	85,339
Alliant Techsystems, Inc.	1,445	107,450
Allied Defense Group, Inc. (The)* (b)(c)	400	2,100
American Science & Engineering, Inc.	86	5,545
Ascent Solar Technologies, Inc.* (a)	2,800	1,792
CPI Aerostructures, Inc.*	837	7,709
Curtiss-Wright Corp.	7,458	244,921
DigitalGlobe, Inc.*	4,520	131,939
Ducommun, Inc.*	2,094	51,282
Engility Holdings, Inc.*	1,798	43,080
Esterline Technologies Corp.*	3,852	289,054
Exelis, Inc.	1,654	18,475
Innovative Solutions & Support, Inc.	1,501	13,194
Kratos Defense & Security Solutions, Inc.*	9,261	47,139
LMI Aerospace, Inc.*	1,878	40,170
Moog, Inc., Class A*	994	45,933
National Presto Industries, Inc. (a)	200	15,000
Orbital Sciences Corp.*	8,170	147,223
SIFCO Industries, Inc.	425	7,259
Sparton Corp.*	1,053	14,626
Sypris Solutions, Inc.	157	502

		1,445,556

Air Freight & Logistics 0.3%
Air Transport Services Group, Inc.*	7,608	43,898
Atlas Air Worldwide Holdings, Inc.*	4,711	176,191
Pacer International, Inc.*	2,752	15,659
UTi Worldwide, Inc.	7,920	116,345
XPO Logistics, Inc.* (a)	1,957	31,919

		384,012

Airlines 0.8%
Alaska Air Group, Inc.*	3,832	236,205
Hawaiian Holdings, Inc.* (a)	13,890	76,256
JetBlue Airways Corp.*	49,412	340,449
Republic Airways Holdings, Inc.*	13,806	154,489
SkyWest, Inc.	8,410	120,347

		927,746

Auto Components 0.7%
Cooper Tire & Rubber Co.	8,201	204,123
Dorman Products, Inc.	1,400	52,836
Drew Industries, Inc.	1,140	41,154
Exide Technologies*	11,500	9,742
Federal-Mogul Corp.*	7,645	57,185
Fuel Systems Solutions, Inc.*	2,282	35,850
Modine Manufacturing Co.*	6,619	60,498
Motorcar Parts of America, Inc.* (a)	2,200	13,156
Shiloh Industries, Inc.	1,847	18,193
Spartan Motors, Inc.	7,133	37,947
Standard Motor Products, Inc.	5,949	182,277
Stoneridge, Inc.*	1,052	7,964

Common Stocks (continued)

	Shares	Market Value

Auto Components (continued)
Superior Industries International, Inc.	4,675	$85,833

		806,758

Automobiles 0.1%
Thor Industries, Inc.	4,606	170,837

Beverages 0.4%
Coca-Cola Bottling Co. Consolidated	840	51,660
Constellation Brands, Inc., Class A*	8,720	430,332
Craft Brew Alliance, Inc.*	1,200	9,024
MGP Ingredients, Inc.	2,200	10,780
Primo Water Corp.* (a)	4,800	6,096

		507,892

Biotechnology 0.3%
Arqule, Inc.*	2,846	8,396
Astex Pharmaceuticals, Inc.*	11,151	76,719
Celldex Therapeutics, Inc.*	1,810	23,620
Emergent Biosolutions, Inc.*	4,497	68,984
Enzon Pharmaceuticals, Inc.	2,902	9,577
Maxygen, Inc.	2,900	6,960
MediciNova, Inc.* (a)	1,469	4,627
Repligen Corp.*	2,489	22,301
Sangamo BioSciences, Inc.* (a)	3,948	40,191
Targacept, Inc.*	9,300	42,873

		304,248

Building Products 0.8%
American Woodmark Corp.*	1,400	47,110
Apogee Enterprises, Inc.	5,581	142,204
Builders FirstSource, Inc.*	2,800	17,332
Gibraltar Industries, Inc.*	5,968	111,602
Griffon Corp.	7,427	76,498
Insteel Industries, Inc.	3,880	64,330
Owens Corning, Inc.*	4,313	181,405
Quanex Building Products Corp.	2,600	42,302
Simpson Manufacturing Co., Inc.	5,368	154,276
Universal Forest Products, Inc.	2,109	81,407
USG Corp.*	306	7,953

		926,419

Capital Markets 1.9%
American Capital Ltd.*	63,170	955,762
Calamos Asset Management, Inc., Class A	788	8,944
Capital Southwest Corp.	350	41,191
Cowen Group, Inc., Class A*	11,892	30,444
E*TRADE Financial Corp.*	6,184	63,633
FirstCity Financial Corp.*	1,000	9,870
GFI Group, Inc.	9,378	37,606
Harris & Harris Group, Inc.*	5,889	19,434
ICG Group, Inc.*	3,493	41,462
INTL. FCStone, Inc.*	800	13,696
Investment Technology Group, Inc.*	1,497	16,302

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Capital Markets (continued)
Janus Capital Group, Inc.	36,073	$321,771
JMP Group, Inc.	2,355	15,213
Knight Capital Group, Inc., Class A*	7,279	25,768
Legg Mason, Inc.	13,220	421,189
MCG Capital Corp.	8,170	41,994
Medallion Financial Corp.	1,852	27,669
Oppenheimer Holdings, Inc., Class A	326	6,031
Piper Jaffray Cos.*	700	23,632
Safeguard Scientifics, Inc.*	3,366	54,327
SWS Group, Inc.*	3,400	19,346

		2,195,284

Chemicals 3.5%
A. Schulman, Inc.	5,033	130,707
American Pacific Corp.*	681	16,691
American Vanguard Corp.	4,345	125,310
Arabian American Development Co.*	100	761
Ashland, Inc.	4,400	374,924
Axiall Corp.	5,100	267,495
Cabot Corp.	3,200	120,192
Chase Corp.	918	17,809
Chemtura Corp.*	9,364	199,079
Core Molding Technologies, Inc.*	471	4,197
Cytec Industries, Inc.	2,992	217,997
Ferro Corp.*	15,945	112,253
FutureFuel Corp.	2,003	24,537
H.B. Fuller Co.	6,127	232,213
Huntsman Corp.	21,100	397,946
Innospec, Inc.	1,700	74,817
KMG Chemicals, Inc.	1,276	23,427
Kraton Performance Polymers, Inc.*	3,216	73,035
Landec Corp.*	5,776	77,456
Minerals Technologies, Inc.	4,564	185,435
Olin Corp.	10,072	243,440
OM Group, Inc.*	5,533	135,393
OMNOVA Solutions, Inc.*	650	4,336
Penford Corp.*	1,600	17,600
PolyOne Corp.	7,692	173,301
Quaker Chemical Corp.	212	13,085
Sensient Technologies Corp.	5,500	216,425
Westlake Chemical Corp.	5,000	415,700
Zoltek Cos., Inc.* (a)	8,468	111,862

		4,007,423

Commercial Banks 7.9%
1st Source Corp.	2,736	64,378
1st United Bancorp, Inc.	1,029	6,822
Access National Corp.	576	7,240
American National Bankshares, Inc.	725	15,754
Ameris Bancorp*	2,036	28,239
AmeriServ Financial, Inc.*	1,800	5,472
Arrow Financial Corp.	408	9,870
Associated Banc-Corp.	7,043	100,504

Common Stocks (continued)

	Shares	Market Value

Commercial Banks (continued)
Bancfirst Corp.	209	$8,745
Bancorp, Inc. (The)*	2,648	34,424
BancorpSouth, Inc.	8,554	136,864
Bank of Kentucky Financial Corp. (The)	171	4,484
Banner Corp.	2,528	82,590
Bar Harbor Bankshares	283	10,188
BBCN Bancorp, Inc.	8,440	108,707
BCB Bancorp, Inc.	221	2,250
Boston Private Financial Holdings, Inc.	7,814	75,327
Bridge Bancorp, Inc.	111	2,241
Bryn Mawr Bank Corp.	471	10,941
C&F Financial Corp.	177	7,115
Capital Bank Financial Corp., Class A*	114	2,037
Capital City Bank Group, Inc.*	2,100	26,250
CapitalSource, Inc.	20,213	180,906
Cardinal Financial Corp.	3,473	52,963
Cathay General Bancorp	13,982	275,585
Center Bancorp, Inc.	1,488	17,335
Centerstate Banks, Inc.	1,291	10,741
Central Pacific Financial Corp.*	333	5,608
Century Bancorp, Inc., Class A	138	4,689
Chemical Financial Corp.	1,317	32,662
City Holding Co.	400	15,272
CoBiz Financial, Inc.	5,513	47,191
Columbia Banking System, Inc.	3,034	65,140
Community Bank System, Inc.	4,100	117,424
Community Bankers Trust Corp.*	300	993
Community Trust Bancorp, Inc.	1,612	55,807
CVB Financial Corp.	7,379	80,210
Enterprise Bancorp, Inc.	332	5,352
Enterprise Financial Services Corp.	1,963	28,228
Fidelity Southern Corp.*	1,326	15,766
Financial Institutions, Inc.	1,239	23,702
First Bancorp	2,007	26,111
First Bancorp, Inc.	939	16,048
First BanCorp, Puerto Rico* (a)	3,294	19,468
First Busey Corp.	4,356	18,731
First California Financial Group, Inc.*	512	4,132
First Citizens Bancshares, Inc., Class A	100	18,642
First Commonwealth Financial Corp.	14,572	104,190
First Community Bancshares, Inc.	2,243	34,789
First Financial Bancorp	3,773	57,991
First Financial Corp.	1,314	40,589
First Financial Holdings, Inc.	2,132	42,725
First Interstate BancSystem, Inc.	885	17,983
First Merchants Corp.	3,910	63,459
First Midwest Bancorp, Inc.	8,912	111,846
First Niagara Financial Group, Inc.	12,046	114,557
First South Bancorp, Inc.*	1,350	8,883
FirstMerit Corp.	9,372	160,542
FNB Corp.	12,066	137,432
German American Bancorp, Inc.	805	17,163
Glacier Bancorp, Inc.	5,383	99,316

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Commercial Banks (continued)
Great Southern Bancorp, Inc.	1,161	$30,616
Guaranty Bancorp*	5,200	11,024
Hanmi Financial Corp.*	2,172	33,514
Heartland Financial USA, Inc.	1,847	46,932
Heritage Commerce Corp.*	3,460	22,732
Heritage Financial Corp.	100	1,395
Horizon Bancorp	587	11,329
Hudson Valley Holding Corp.	562	8,644
IBERIABANK Corp.	5,000	228,100
Independent Bank Corp. (a)	2,048	63,570
Independent Bank Corp., Michigan*	380	2,687
International Bancshares Corp.	9,146	177,432
Intervest Bancshares Corp., Class A*	354	2,082
Lakeland Bancorp, Inc. (a)	3,214	30,726
Lakeland Financial Corp.	779	20,877
Macatawa Bank Corp.*	3,062	17,147
MainSource Financial Group, Inc.	2,706	34,285
MB Financial, Inc.	8,210	203,280
MBT Financial Corp.*	2,200	8,888
Mercantile Bank Corp.	851	14,220
Merchants Bancshares, Inc.	662	20,085
Metro Bancorp, Inc.*	1,907	33,849
MetroCorp Bancshares, Inc.*	775	7,789
MidSouth Bancorp, Inc.	770	12,097
MidWestOne Financial Group, Inc.	67	1,601
National Penn Bancshares, Inc.	13,300	130,207
NBT Bancorp, Inc.	647	13,102
NewBridge Bancorp*	2,450	14,430
North Valley Bancorp*	78	1,372
Northrim BanCorp, Inc.	444	9,670
OFG Bancorp (a)	5,883	94,540
Old National Bancorp	6,911	84,176
Old Second Bancorp, Inc.*	1,500	6,900
OmniAmerican Bancorp, Inc.*	1,963	48,879
Pacific Continental Corp.	1,758	19,654
Pacific Mercantile Bancorp*	1,000	6,000
Pacific Premier Bancorp, Inc.*	657	7,983
PacWest Bancorp (a)	2,700	74,871
Park National Corp. (a)	600	41,028
Park Sterling Corp.*	4,473	25,630
Peapack Gladstone Financial Corp.	703	10,250
Peoples Bancorp, Inc.	1,391	28,349
Pinnacle Financial Partners, Inc.*	6,100	148,047
Popular, Inc.*	8,323	237,122
Preferred Bank, Los Angeles*	370	6,105
PrivateBancorp, Inc.	12,137	232,788
Renasant Corp.	5,104	116,473
Republic Bancorp, Inc., Class A	3,383	75,103
Republic First Bancorp, Inc.*	1,723	4,669
S&T Bancorp, Inc.	2,138	40,344
Sandy Spring Bancorp, Inc.	1,979	40,530
SCBT Financial Corp.	736	35,159
Seacoast Banking Corp. of Florida*	7,563	16,185

Common Stocks (continued)

	Shares	Market Value

Commercial Banks (continued)
Sierra Bancorp	1,250	$16,150
Simmons First National Corp., Class A	1,967	48,231
Somerset Hills Bancorp	420	4,784
Southern Community Financial Corp.* (c)	1,400	308
Southside Bancshares, Inc. (a)	884	18,902
Southwest Bancorp, Inc.*	2,461	32,534
StellarOne Corp.	4,933	73,946
Sterling Bancorp	2,164	24,410
Suffolk Bancorp*	249	3,894
Sun Bancorp, Inc.*	3,351	10,790
Susquehanna Bancshares, Inc.	27,718	323,469
Synovus Financial Corp.	138,715	373,143
Taylor Capital Group, Inc.*	1,119	16,393
Tompkins Financial Corp.	616	25,749
TowneBank (a)	2,102	30,080
Trustmark Corp.	5,620	137,971
UMB Financial Corp.	2,406	121,118
Umpqua Holdings Corp.	22,882	274,584
Union First Market Bankshares Corp.	2,915	55,123
United Bankshares, Inc.	200	5,062
United Community Banks, Inc.*	1,585	17,356
United Security Bancshares*	271	1,112
Univest Corp. of Pennsylvania	1,509	26,453
Virginia Commerce Bancorp, Inc.*	2,526	33,949
Washington Banking Co.	1,359	18,754
Washington Trust Bancorp, Inc.	1,499	40,098
Webster Financial Corp.	10,981	256,626
WesBanco, Inc.	3,641	91,134
West Bancorporation, Inc.	1,619	17,453
Western Alliance Bancorp*	13,239	194,746
Wilshire Bancorp, Inc.*	2,717	17,362
Wintrust Financial Corp.	8,207	294,303
Yadkin Valley Financial Corp.*	2,000	8,020
Zions Bancorporation	38,900	957,717

		9,086,804

Commercial Services & Supplies 1.9%
ABM Industries, Inc.	8,005	180,513
ACCO Brands Corp.*	5,829	39,346
Acme United Corp. (a)	200	2,560
Acorn Energy, Inc. (a)	1,419	10,642
AMREP Corp.* (a)	180	1,629
ARC Document Solutions, Inc.*	1,276	4,096
Casella Waste Systems, Inc., Class A*	2,335	10,181
Consolidated Graphics, Inc.*	2,361	84,217
Courier Corp.	2,636	37,958
Covanta Holding Corp.	7,310	146,200
EnergySolutions, Inc.*	20,183	83,356
EnerNOC, Inc.*	4,199	73,566
Ennis, Inc.	2,761	42,436
Fuel Tech, Inc.*	2,542	10,168
G&K Services, Inc., Class A	1,400	65,786
Intersections, Inc.	2,600	24,856

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Commercial Services & Supplies (continued)
Kimball International, Inc., Class B	5,988	$55,030
McGrath RentCorp	3,062	95,106
Metalico, Inc.*	4,282	6,380
Mobile Mini, Inc.*	7,199	202,508
Multi-Color Corp.	1,542	39,876
NL Industries, Inc.	1,831	20,635
Quad/Graphics, Inc. (a)	1,370	28,633
RR Donnelley & Sons Co. (a)	3,496	43,036
Schawk, Inc.	3,031	30,855
Standard Register Co. (The)* (a)	3,526	2,433
Steelcase, Inc., Class A	14,813	188,125
Tetra Tech, Inc.*	6,372	167,520
TMS International Corp., Class A*	740	10,686
UniFirst Corp.	2,352	214,150
United Stationers, Inc.	4,178	135,660
Versar, Inc.*	600	2,628
Viad Corp.	5,699	148,459
Virco Manufacturing Corp.*	1,500	3,045

		2,212,275

Communications Equipment 1.6%
Anaren, Inc.*	2,904	67,983
ARRIS Group, Inc.*	14,421	238,091
Aviat Networks, Inc.*	7,678	24,570
Aware, Inc.	1,965	9,491
Bel Fuse, Inc., Class B	1,319	19,416
Black Box Corp.	2,600	56,472
Brocade Communications Systems, Inc.*	22,028	128,203
Calix, Inc.*	7,095	60,520
Communications Systems, Inc.	1,420	13,817
Comtech Telecommunications Corp.	3,510	86,381
Digi International, Inc.*	4,472	40,785
EchoStar Corp., Class A*	4,067	159,711
EMCORE Corp.*	3,875	16,934
Emulex Corp.*	13,422	80,532
Extreme Networks*	15,787	52,571
Globecomm Systems, Inc.*	4,951	60,650
Harmonic, Inc.*	13,737	78,026
Infinera Corp.* (a)	11,300	95,146
KVH Industries, Inc.*	802	10,594
Oclaro, Inc.* (a)	16,707	22,721
Oplink Communications, Inc.*	5,391	88,520
Optical Cable Corp.	300	1,254
PC-Tel, Inc.	1,200	8,004
Performance Technologies, Inc.*	1,121	942
Polycom, Inc.*	10,319	108,349
ShoreTel, Inc.*	1,289	4,653
Sonus Networks, Inc.*	21,433	45,009
Symmetricom, Inc.*	10,860	56,472
Tellabs, Inc.	38,811	80,339
Telular Corp.	2,203	28,132
TESSCO Technologies, Inc.	1,910	39,040
UTStarcom Holdings Corp.*	1,801	4,989

Common Stocks (continued)

	Shares	Market Value

Communications Equipment (continued)
Westell Technologies, Inc., Class A*	8,136	$15,946

		1,804,263

Computers & Peripherals 0.7%
Astro-Med, Inc.	765	7,543
Avid Technology, Inc.*	6,800	44,812
Concurrent Computer Corp.	529	3,724
Cray, Inc.*	3,102	65,638
Datalink Corp.*	3,720	41,627
Dataram Corp.*	100	209
Electronics for Imaging, Inc.*	8,400	224,448
Hutchinson Technology, Inc.*	4,426	12,393
Imation Corp.*	3,874	14,256
Intermec, Inc.*	2,915	28,684
Intevac, Inc.*	2,994	13,563
Lexmark International, Inc., Class A (a)	7,719	233,963
Novatel Wireless, Inc.*	2,900	7,598
QLogic Corp.*	7,420	80,581
Rimage Corp.	220	1,982
STEC, Inc.*	6,900	25,047
Xyratex Ltd.	5,513	58,879

		864,947

Construction & Engineering 1.9%
AECOM Technology Corp.*	4,273	124,216
Aegion Corp.*	6,090	128,255
Argan, Inc.	134	2,372
Comfort Systems USA, Inc.	3,250	41,697
Dycom Industries, Inc.*	6,300	121,716
EMCOR Group, Inc.	9,444	353,206
Furmanite Corp.*	3,051	19,374
Granite Construction, Inc.	6,757	186,966
Great Lakes Dredge & Dock Corp.	16,360	113,211
Integrated Electrical Services, Inc.*	1,200	6,996
Layne Christensen Co.*	4,605	94,080
MasTec, Inc.*	5,669	157,598
Michael Baker Corp.	1,057	25,738
MYR Group, Inc.*	4,154	94,711
Northwest Pipe Co.*	2,016	55,017
Orion Marine Group, Inc.*	3,050	27,938
Pike Electric Corp.	7,857	122,805
Sterling Construction Co., Inc.*	3,017	30,532
Tutor Perini Corp.*	6,606	108,603
UniTek Global Services, Inc.*	1,000	1,150
URS Corp.	9,861	433,095

		2,249,276

Construction Materials 0.3%
Headwaters, Inc.*	7,409	80,462
Texas Industries, Inc.* (a)	3,959	252,109
United States Lime & Minerals, Inc.*	216	9,975

		342,546

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Consumer Finance 0.4%
Asset Acceptance Capital Corp.*	2,200	$14,234
Asta Funding, Inc.	2,269	21,306
Atlanticus Holdings Corp.* (a)	1,995	7,381
Cash America International, Inc.	5,300	231,239
Encore Capital Group, Inc.*	48	1,368
First Marblehead Corp. (The)* (a)	12,745	15,676
Green Dot Corp., Class A* (a)	1,149	18,051
Imperial Holdings, Inc.*	2,381	9,572
Nelnet, Inc., Class A	3,500	119,000
QC Holdings, Inc.	37	112

		437,939

Containers & Packaging 0.6%
Bemis Co., Inc.	3,600	141,660
Boise, Inc.	14,796	118,220
Graphic Packaging Holding Co.*	16,566	124,576
Myers Industries, Inc.	4,875	72,247
Rock Tenn Co., Class A	1,968	197,076
Sealed Air Corp.	2,342	51,805

		705,584

Distributors 0.2%
Core-Mark Holding Co., Inc.	2,478	128,955
VOXX International Corp.*	3,334	31,773
Weyco Group, Inc.	618	14,832

		175,560

Diversified Consumer Services 0.6%
Ascent Capital Group, Inc., Class A*	1,498	99,602
Cambium Learning Group, Inc.*	300	288
Career Education Corp.*	11,688	25,597
Carriage Services, Inc.	1,715	29,995
Corinthian Colleges, Inc.* (a)	19,366	38,732
DeVry, Inc.	322	9,019
K12, Inc.* (a)	1,800	45,846
Lincoln Educational Services Corp.	2,317	12,906
Mac-Gray Corp.	1,436	18,596
Matthews International Corp., Class A	1,057	38,908
Regis Corp. (a)	7,957	149,194
Service Corp. International	9,480	160,023
Stewart Enterprises, Inc., Class A	3,400	30,294

		659,000

Diversified Financial Services 0.7%
Interactive Brokers Group, Inc., Class A	3,410	51,354
Marlin Business Services Corp.	1,601	38,792
MicroFinancial, Inc.	1,653	13,373
NASDAQ OMX Group, Inc. (The)	11,841	349,073
NewStar Financial, Inc.*	6,586	78,703
PHH Corp.*	9,292	195,875
PICO Holdings, Inc.*	1,700	36,890
Resource America, Inc., Class A	2,032	18,735

		782,795

Common Stocks (continued)

	Shares	Market Value

Diversified Telecommunication Services 0.4%
Atlantic Tele-Network, Inc.	526	$26,705
Cbeyond, Inc.*	5,588	49,062
Consolidated Communications Holdings, Inc.	582	10,726
Frontier Communications Corp. (a)	20,426	84,972
General Communication, Inc., Class A*	7,880	76,515
HickoryTech Corp.	1,535	15,780
Iridium Communications, Inc.* (a)	7,904	53,036
Neutral Tandem, Inc.	3,661	10,910
ORBCOMM, Inc.*	7,386	34,936
Premiere Global Services, Inc.*	6,710	75,353
Primus Telecommunications Group, Inc.	1,553	19,521
Vonage Holdings Corp.*	215	656

		458,172

Electrical Equipment 1.2%
Allied Motion Technologies, Inc.	738	5,269
American Superconductor Corp.* (a)	6,222	15,617
AZZ, Inc.	4,316	182,524
Brady Corp., Class A	4,000	135,520
Encore Wire Corp.	3,906	127,921
EnerSys, Inc.*	7,700	352,968
Franklin Electric Co., Inc.	400	12,948
General Cable Corp.*	10,484	361,488
Global Power Equipment Group, Inc.	586	9,669
GrafTech International Ltd.* (a)	4,048	29,065
LSI Industries, Inc.	3,306	23,274
Ocean Power Technologies, Inc.* (a)	3,200	4,928
Orion Energy Systems, Inc.*	2,791	6,698
Powell Industries, Inc.*	1,095	53,918
PowerSecure International, Inc.*	3,210	43,977
Preformed Line Products Co.	281	22,621
Ultralife Corp.*	3,374	13,294
Vicor Corp.*	3,400	18,258

		1,419,957

Electronic Equipment, Instruments & Components 3.7%
Aeroflex Holding Corp.*	4,299	31,985
Agilysys, Inc.*	3,840	44,851
Arrow Electronics, Inc.*	5,100	200,073
Avnet, Inc.*	4,280	140,170
AVX Corp.	13,800	156,078
Benchmark Electronics, Inc.*	5,200	92,768
Checkpoint Systems, Inc.*	7,577	87,666
Coherent, Inc.	913	51,064
Daktronics, Inc.	1,137	11,359
Electro Rent Corp.	4,579	75,874
Electro Scientific Industries, Inc.	5,246	56,552
Fabrinet*	1,402	19,249
Frequency Electronics, Inc.	900	9,018
GSI Group, Inc.*	2,301	19,651
ID Systems, Inc.*	1,945	10,503
Identive Group, Inc.*	4,603	4,373

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Electronic Equipment, Instruments & Components (continued)
IEC Electronics Corp.*	1,140	$6,566
Ingram Micro, Inc., Class A*	31,600	562,796
Insight Enterprises, Inc.*	7,010	127,021
Iteris, Inc.*	1,700	2,652
Itron, Inc.*	4,030	159,789
KEMET Corp.*	9,314	58,026
Key Tronic Corp.*	2,680	30,284
LoJack Corp.*	1,025	3,598
Measurement Specialties, Inc.*	1,796	76,815
Mercury Systems, Inc.*	4,114	31,801
Methode Electronics, Inc.	9,675	139,127
Multi-Fineline Electronix, Inc.*	1,900	28,956
NAPCO Security Technologies, Inc.*	1,850	7,844
Newport Corp.*	7,821	118,488
PAR Technology Corp.*	1,700	7,123
Park Electrochemical Corp.	1,601	38,216
PC Connection, Inc.	1,900	29,336
PCM, Inc.*	2,073	15,029
Perceptron, Inc.	1,480	10,345
Planar Systems, Inc.*	1,900	3,249
Plexus Corp.*	4,796	129,348
Power-One, Inc.*	18,220	115,150
Radisys Corp.*	3,068	15,217
RF Industries Ltd.	443	2,654
Richardson Electronics Ltd.	2,700	31,671
Rofin-Sinar Technologies, Inc.*	3,216	80,078
Rogers Corp.*	2,587	110,310
Sanmina Corp.*	11,553	145,799
ScanSource, Inc.*	3,561	103,162
SMTC Corp.*	2,189	4,838
SYNNEX Corp.*	6,703	231,924
Tech Data Corp.*	7,657	357,812
TTM Technologies, Inc.*	10,974	79,342
Viasystems Group, Inc.*	372	4,732
Vicon Industries, Inc.*	371	1,243
Vishay Intertechnology, Inc.*	22,385	314,285
Vishay Precision Group, Inc.*	830	11,894
Wayside Technology Group, Inc.	200	2,398
Zygo Corp.*	1,869	27,960

		4,238,112

Energy Equipment & Services 4.2%
Basic Energy Services, Inc.* (a)	11,347	155,794
Bolt Technology Corp.	934	14,944
Bristow Group, Inc.	5,890	372,248
C&J Energy Services, Inc.* (a)	6,638	131,366
Cal Dive International, Inc.* (a)	13,404	22,385
Dawson Geophysical Co.*	1,865	57,330
ENGlobal Corp.*	1,900	741
Era Group, Inc.*	3,336	76,228
Exterran Holdings, Inc.*	13,435	354,953
Forbes Energy Services Ltd.*	200	754
Global Geophysical Services, Inc.* (a)	5,630	20,493

Common Stocks (continued)

	Shares	Market Value

Energy Equipment & Services (continued)
Gulf Island Fabrication, Inc.	2,673	$54,957
GulfMark Offshore, Inc., Class A	4,366	181,713
Heckmann Corp.* (a)	1,508	5,565
Helix Energy Solutions Group, Inc.*	18,987	437,460
Hercules Offshore, Inc.*	30,067	221,594
Hornbeck Offshore Services, Inc.*	6,751	303,255
Key Energy Services, Inc.*	9,000	53,460
Matrix Service Co.*	6,030	90,631
Mitcham Industries, Inc.*	1,677	24,903
Nabors Industries Ltd.	9,107	134,693
Natural Gas Services Group, Inc.*	3,200	64,608
Newpark Resources, Inc.*	18,460	193,830
Parker Drilling Co.*	17,995	74,139
Patterson-UTI Energy, Inc.	15,079	318,016
PHI, Inc., Non-Voting Shares*	2,499	69,397
Pioneer Energy Services Corp.*	10,270	72,403
Rowan Cos. PLC, Class A*	6,500	211,445
SEACOR Holdings, Inc.	4,636	334,302
Steel Excel, Inc.*	1,070	29,104
Superior Energy Services, Inc.*	1,557	42,958
Tesco Corp.*	3,778	46,092
TETRA Technologies, Inc.*	9,126	83,320
TGC Industries, Inc.	2,083	18,478
Tidewater, Inc.	5,680	297,916
Unit Corp.*	5,915	248,607
Willbros Group, Inc.*	8,620	81,890

		4,901,972

Food & Staples Retailing 0.7%
Andersons, Inc. (The)	4,161	226,858
Ingles Markets, Inc., Class A	2,372	50,571
Nash Finch Co.	2,171	44,614
Pantry, Inc. (The)*	4,128	60,310
Spartan Stores, Inc.	4,657	78,144
Susser Holdings Corp.*	3,733	198,484
Village Super Market, Inc., Class A	462	16,262
Weis Markets, Inc.	2,429	101,605

		776,848

Food Products 2.1%
Boulder Brands, Inc.*	12,808	115,400
Cal-Maine Foods, Inc.	2,864	122,236
Chiquita Brands International, Inc.*	13,073	112,820
Diamond Foods, Inc.* (a)	3,591	54,152
Dole Food Co., Inc.*	14,046	151,135
Farmer Bros. Co.*	1,801	27,285
Fresh Del Monte Produce, Inc.	9,548	242,615
Griffin Land & Nurseries, Inc.	186	5,552
John B. Sanfilippo & Son, Inc.	300	6,294
Omega Protein Corp.*	4,187	38,981
Overhill Farms, Inc.*	522	2,088
Pilgrim’s Pride Corp.*	8,953	87,650
Post Holdings, Inc.*	5,462	239,181

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Food Products (continued)
Sanderson Farms, Inc.	2,842	$174,101
Seaboard Corp.	64	175,743
Seneca Foods Corp., Class A*	1,711	55,761
Smithfield Foods, Inc.*	25,800	660,480
Snyders-Lance, Inc.	4,109	103,465
Tootsie Roll Industries, Inc. (a)	1,858	58,025
TreeHouse Foods, Inc.*	596	37,971

		2,470,935

Gas Utilities 0.2%
UGI Corp.	4,441	181,992

Health Care Equipment & Supplies 2.1%
Accuray, Inc.* (a)	2,931	12,896
Alere, Inc.*	11,334	291,057
Alphatec Holdings, Inc.*	4,920	9,299
Analogic Corp.	1,302	103,483
AngioDynamics, Inc.*	3,318	33,611
Anika Therapeutics, Inc.*	2,200	29,370
Cantel Medical Corp.	3,083	97,454
CONMED Corp.	2,200	68,926
Cooper Cos., Inc. (The)	2,534	279,754
CryoLife, Inc.	3,416	20,496
Cutera, Inc.*	2,161	24,009
Cynosure, Inc., Class A*	960	24,826
Digirad Corp.*	1,500	3,840
Exactech, Inc.*	1,845	34,132
Greatbatch, Inc.*	2,535	70,828
ICU Medical, Inc.*	854	51,453
Integra LifeSciences Holdings Corp.*	4,123	144,429
Invacare Corp.	5,401	72,643
Kewaunee Scientific Corp.	92	1,201
LeMaitre Vascular, Inc.	1,044	6,327
Medical Action Industries, Inc.*	1,600	13,008
Merit Medical Systems, Inc.*	5,370	51,928
Misonix, Inc.*	600	3,432
Natus Medical, Inc.*	7,710	96,452
NuVasive, Inc.*	7,165	150,250
Orthofix International NV*	327	10,595
Palomar Medical Technologies, Inc.*	2,743	37,168
Rochester Medical Corp.*	1,348	18,306
RTI Biologics, Inc.*	10,402	41,400
Solta Medical, Inc.*	6,509	12,693
SurModics, Inc.*	2,558	67,659
Symmetry Medical, Inc.*	7,412	88,351
Teleflex, Inc.	1,274	99,538
Theragenics Corp.*	3,000	4,320
TranS1, Inc.*	3,431	6,896
West Pharmaceutical Services, Inc.	2,435	155,499
Wright Medical Group, Inc.*	9,010	211,194

		2,448,723

Common Stocks (continued)

	Shares	Market Value

Health Care Providers & Services 3.8%
Addus HomeCare Corp.*	747	$8,844
Almost Family, Inc.	1,742	34,387
Amedisys, Inc.*	7,244	72,730
AMN Healthcare Services, Inc.*	8,273	113,588
Amsurg Corp.*	5,730	192,299
Assisted Living Concepts, Inc., Class A	2,439	29,073
BioScrip, Inc.*	10,685	148,094
Capital Senior Living Corp.*	4,591	111,378
CardioNet, Inc.*	1,510	4,394
Chindex International, Inc.*	2,600	35,620
Community Health Systems, Inc.	10,775	491,017
Coventry Health Care, Inc.	8,524	422,364
Cross Country Healthcare, Inc.*	3,254	16,270
Dynacq Healthcare, Inc.* (a)	256	16
Ensign Group, Inc. (The)	1,137	39,647
ExamWorks Group, Inc.*	2,465	44,616
Five Star Quality Care, Inc.*	11,300	53,449
Gentiva Health Services, Inc.*	8,079	84,749
Hanger, Inc.*	5,565	169,120
Health Net, Inc.*	5,216	153,350
Healthways, Inc.*	6,242	86,701
Kindred Healthcare, Inc.*	13,488	141,489
LHC Group, Inc.*	4,529	98,370
LifePoint Hospitals, Inc.*	7,780	373,440
Magellan Health Services, Inc.*	4,509	230,680
MedCath Corp.* (c)	2,115	2,898
Molina Healthcare, Inc.*	3,418	113,478
National HealthCare Corp.	900	41,787
Omnicare, Inc.	10,500	459,585
PDI, Inc.*	1,600	7,312
PharMerica Corp.*	5,614	72,364
Providence Service Corp. (The)*	912	15,969
Select Medical Holdings Corp.	7,442	61,397
SunLink Health Systems, Inc.* (a)	700	560
Triple-S Management Corp., Class B*	2,990	53,910
Universal American Corp.	9,436	80,678
VCA Antech, Inc.*	12,569	302,913

		4,368,536

Health Care Technology 0.2%
Arrhythmia Research Technology, Inc.*	200	506
MedAssets, Inc.*	8,062	151,001
Omnicell, Inc.*	5,297	95,452

		246,959

Hotels, Restaurants & Leisure 2.2%
Ambassadors Group, Inc.	201	673
Ark Restaurants Corp.	318	6,926
Biglari Holdings, Inc.*	188	72,809
Bob Evans Farms, Inc.	4,181	181,205
Boyd Gaming Corp.* (a)	13,332	159,984
Carrols Restaurant Group, Inc.*	2,371	11,262
Churchill Downs, Inc.	1,471	112,473

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Hotels, Restaurants & Leisure (continued)
DineEquity, Inc.	2,973	$211,796
Dover Downs Gaming & Entertainment, Inc.	1,000	1,840
Dover Motorsports, Inc.	1,000	2,090
Frisch’s Restaurants, Inc.	373	6,087
Full House Resorts, Inc.*	4,053	11,186
Gaming Partners International Corp.	341	2,946
International Speedway Corp., Class A	5,132	168,689
Isle of Capri Casinos, Inc.*	5,552	42,528
Life Time Fitness, Inc.*	528	24,383
Luby’s, Inc.*	3,390	23,086
Marcus Corp.	2,900	37,236
Marriott Vacations Worldwide Corp.*	2,239	101,830
Monarch Casino & Resort, Inc.*	1,893	24,363
MTR Gaming Group, Inc.*	2,160	7,452
Multimedia Games Holding Co., Inc.*	2,201	54,277
Nathan’s Famous, Inc.*	188	8,394
Orient-Express Hotels Ltd., Class A*	14,633	147,793
Red Lion Hotels Corp.*	1,000	6,530
Red Robin Gourmet Burgers, Inc.*	2,700	130,599
Rick’s Cabaret International, Inc.*	2,122	17,910
Ruby Tuesday, Inc.*	16,029	154,520
Scientific Games Corp., Class A*	10,234	90,878
Speedway Motorsports, Inc.	4,835	87,175
Vail Resorts, Inc.	2,100	126,630
Wendy’s Co. (The)	55,201	314,094
WMS Industries, Inc.*	7,147	181,391

		2,531,035

Household Durables 3.4%
Bassett Furniture Industries, Inc.	1,614	22,644
Beazer Homes USA, Inc.* (a)	4,168	67,355
Blyth, Inc. (a)	902	14,865
Cavco Industries, Inc.*	1,086	49,543
Cobra Electronics Corp.*	800	2,456
CSS Industries, Inc.	1,000	28,660
Dixie Group, Inc. (The)*	700	4,186
Emerson Radio Corp.*	3,000	4,800
Flexsteel Industries, Inc.	648	13,342
Furniture Brands International, Inc.*	5,423	5,965
Helen of Troy Ltd.*	5,370	187,306
Hooker Furniture Corp.	1,484	25,658
Jarden Corp.*	11,550	519,865
KB Home (a)	12,417	279,879
Kid Brands, Inc.*	1,900	2,147
La-Z-Boy, Inc.	8,142	147,045
Lennar Corp., Class B	800	26,088
Lennar Corp., Class A (a)	17,008	701,070
Lifetime Brands, Inc.	1,456	19,656
M.D.C. Holdings, Inc.	6,761	254,214
M/I Homes, Inc.*	5,757	141,622
Meritage Homes Corp.*	5,800	282,982
Mohawk Industries, Inc.*	4,151	460,263
NACCO Industries, Inc., Class A	1,539	89,293

Common Stocks (continued)

	Shares	Market Value

Household Durables (continued)
Orleans Homebuilders, Inc.* (b)(c)	1,500	$0
Ryland Group, Inc. (The)	7,171	323,125
Skyline Corp.*	1,050	4,757
Stanley Furniture Co., Inc.*	2,120	8,374
Toll Brothers, Inc.*	7,359	252,487
Universal Electronics, Inc.*	1,672	38,423

		3,978,070

Household Products 0.3%
Central Garden and Pet Co., Class A*	4,329	38,095
Central Garden and Pet Co.*	2,100	18,375
Oil-Dri Corp. of America	461	12,682
Orchids Paper Products Co.	943	21,689
Spectrum Brands Holdings, Inc.	4,179	234,024

		324,865

Independent Power Producers & Energy Traders 0.2%
Dynegy, Inc.* (a)	78	1,928
Genie Energy Ltd., Class B	644	6,942
NRG Energy, Inc.	3,574	99,607
Ormat Technologies, Inc. (a)	3,688	80,177
Synthesis Energy Systems, Inc.* (a)	419	453

		189,107

Information Technology Services 1.4%
Acxiom Corp.*	8,100	161,109
CACI International, Inc., Class A*	3,439	201,147
CIBER, Inc.*	15,843	67,491
Computer Sciences Corp.	676	31,671
Convergys Corp.	18,583	316,283
CoreLogic, Inc.*	12,354	337,017
CSG Systems International, Inc.*	2,071	44,754
Dynamics Research Corp.*	2,200	12,848
Edgewater Technology, Inc.*	400	1,544
Euronet Worldwide, Inc.*	3,735	114,029
Hackett Group, Inc. (The)	8,020	39,138
ManTech International Corp., Class A (a)	3,611	96,377
ModusLink Global Solutions, Inc.*	4,527	12,676
NCI, Inc., Class A*	1,153	4,866
StarTek, Inc.*	2,764	19,154
Sykes Enterprises, Inc.*	3,002	46,201
TeleTech Holdings, Inc.*	300	6,387
Virtusa Corp.*	2,177	48,351

		1,561,043

Insurance 7.8%
Allied World Assurance Co. Holdings AG	2,937	266,709
Alterra Capital Holdings Ltd.	6,040	196,602
American Equity Investment Life Holding Co.	14,026	213,756
American Financial Group, Inc.	7,990	385,677
American National Insurance Co.	1,161	109,169
American Safety Insurance Holdings Ltd.*	1,822	43,874
AMERISAFE, Inc.	2,078	67,868

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Insurance (continued)
Argo Group International Holdings Ltd.	3,138	$130,070
Aspen Insurance Holdings Ltd.	5,907	225,588
Assurant, Inc.	11,838	562,779
Assured Guaranty Ltd.	18,265	376,807
Axis Capital Holdings Ltd.	5,280	235,646
CNO Financial Group, Inc.	45,012	509,536
Donegal Group, Inc., Class A	2,513	36,790
Eastern Insurance Holdings, Inc.	1,180	21,983
EMC Insurance Group, Inc.	300	8,469
Employers Holdings, Inc.	466	10,555
Endurance Specialty Holdings Ltd.	8,954	438,477
Enstar Group Ltd.* (a)	978	124,294
FBL Financial Group, Inc., Class A	2,316	91,042
Federated National Holding Co.	1,151	8,310
First Acceptance Corp.*	3,404	4,187
First American Financial Corp.	17,600	471,152
Global Indemnity PLC*	1,601	35,686
Greenlight Capital Re Ltd., Class A*	716	17,621
Hallmark Financial Services, Inc.*	2,313	20,933
Hanover Insurance Group, Inc. (The)	8,430	425,125
Hilltop Holdings, Inc.*	7,080	94,801
Homeowners Choice, Inc.	823	21,842
Horace Mann Educators Corp.	4,553	102,670
Independence Holding Co.	2,090	21,945
Investors Title Co.	130	9,016
Kemper Corp.	10,035	319,715
Maiden Holdings Ltd.	5,875	60,689
MBIA, Inc.* (a)	26,469	250,397
Meadowbrook Insurance Group, Inc.	3,845	29,914
Montpelier Re Holdings Ltd.	6,171	158,965
National Western Life Insurance Co., Class A	89	16,253
Navigators Group, Inc. (The)*	1,000	57,880
Old Republic International Corp.	20,261	273,524
OneBeacon Insurance Group Ltd., Class A	1,800	24,462
Phoenix Cos., Inc. (The)*	919	26,752
Platinum Underwriters Holdings Ltd.	7,259	411,948
ProAssurance Corp.	4,300	210,657
Protective Life Corp.	13,511	514,229
Reinsurance Group of America, Inc.	4,500	281,475
RLI Corp.	1	72
Safety Insurance Group, Inc.	1,100	54,637
Selective Insurance Group, Inc.	3,625	84,934
StanCorp Financial Group, Inc.	5,945	256,705
State Auto Financial Corp.	3,071	53,374
Stewart Information Services Corp.	2,493	67,486
Symetra Financial Corp.	16,134	219,906
Tower Group International Ltd.	5,662	107,125
United Fire Group, Inc.	2,100	58,716
Universal Insurance Holdings, Inc.	5,088	30,426
Validus Holdings Ltd.	4,079	157,490

		9,016,710

Common Stocks (continued)

	Shares	Market Value

Internet & Catalog Retail 0.1%
1-800-FLOWERS.COM, Inc., Class A*	6,313	$37,436
dELiA*s, Inc.* (a)	1,700	1,121
Gaiam, Inc., Class A*	605	2,656
Hollywood Media Corp.*	1,736	2,396
Orbitz Worldwide, Inc.* (a)	3,202	19,148
Shutterfly, Inc.*	1,800	80,154
ValueVision Media, Inc., Class A*	7,113	30,586

		173,497

Internet Software & Services 1.2%
AOL, Inc.*	11,184	432,150
Blucora, Inc.*	8,905	131,527
BroadVision, Inc.* (a)	530	4,595
Dealertrack Technologies, Inc.*	700	19,495
Digital River, Inc.*	6,207	89,877
EarthLink, Inc.	15,376	87,489
Internap Network Services Corp.*	6,047	48,255
IntraLinks Holdings, Inc.*	6,815	38,982
Keynote Systems, Inc.	3,401	38,125
KIT Digital, Inc.* (a)	8,981	2,739
Limelight Networks, Inc.* (a)	8,977	17,326
Marchex, Inc., Class B	7,300	30,149
Market Leader, Inc.*	2,095	20,992
Monster Worldwide, Inc.*	13,653	59,800
Perficient, Inc.*	3,093	32,415
QuinStreet, Inc.*	3,027	19,797
RealNetworks, Inc.*	4,608	35,482
Reis, Inc.*	400	6,412
Soundbite Communications, Inc.	1,400	4,284
Support.com, Inc.*	3,456	13,789
TechTarget, Inc.*	4,156	18,453
TheStreet, Inc.	4,044	7,522
United Online, Inc.	20,798	141,426
XO Group, Inc.*	7,450	83,887

		1,384,968

IT Services 0.0%†
Official Payments Holdings, Inc.*	111	624

Leisure Equipment & Products 0.2%
Callaway Golf Co.	17,024	114,061
Escalade, Inc.	200	1,148
JAKKS Pacific, Inc.	744	8,117
Johnson Outdoors, Inc., Class A*	310	7,272
LeapFrog Enterprises, Inc.* (a)	6,569	58,727
Nautilus, Inc.*	2,800	19,264
Steinway Musical Instruments, Inc.*	1,920	47,885

		256,474

Life Sciences Tools & Services 0.4%
Affymetrix, Inc.* (a)	18,611	67,744
Albany Molecular Research, Inc.*	4,093	48,829
Enzo Biochem, Inc.*	500	1,120

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Life Sciences Tools & Services (continued)
Furiex Pharmaceuticals, Inc.*	202	$6,858
Harvard Bioscience, Inc.*	4,033	20,649
Pacific Biosciences of California, Inc.*	1,264	3,236
PAREXEL International Corp.*	500	20,475
PerkinElmer, Inc.	11,328	347,203

		516,114

Machinery 3.5%
Accuride Corp.*	4,112	21,136
Actuant Corp., Class A	1,800	56,340
Adept Technology, Inc.*	1,531	4,945
Alamo Group, Inc.	3,290	131,830
Albany International Corp., Class A	4,353	126,455
Altra Holdings, Inc.	5,372	143,164
American Railcar Industries, Inc.	3,556	126,985
Ampco-Pittsburgh Corp.	639	11,975
Astec Industries, Inc.	2,502	82,141
Barnes Group, Inc.	9,800	272,146
Briggs & Stratton Corp.	7,192	161,748
CIRCOR International, Inc.	1,831	86,661
Columbus McKinnon Corp.*	1,996	37,485
Douglas Dynamics, Inc.	3,542	49,553
Dynamic Materials Corp.	3,442	54,659
Eastern Co. (The)	399	6,675
Energy Recovery, Inc.*	2,906	10,636
EnPro Industries, Inc.*	3,189	157,154
ESCO Technologies, Inc.	2,739	98,522
Federal Signal Corp.*	15,450	119,892
Flow International Corp.*	4,235	15,500
FreightCar America, Inc.	2,335	48,755
Gencor Industries, Inc.*	499	3,453
Greenbrier Cos., Inc. (The)*	6,645	149,911
Hardinge, Inc.	2,100	28,350
Harsco Corp.	5,699	124,409
Hurco Cos., Inc.*	943	25,301
Hyster-Yale Materials Handling, Inc.	1,802	94,046
Kadant, Inc.	600	16,602
Kaydon Corp.	1,191	28,393
Key Technology, Inc.*	300	3,744
LB Foster Co., Class A	1,175	51,876
Lydall, Inc.*	1,200	17,208
Met-Pro Corp.	2,782	37,279
MFRI, Inc.*	700	5,110
Miller Industries, Inc.	2,623	39,634
Mueller Industries, Inc.	500	25,890
Mueller Water Products, Inc., Class A	14,333	84,851
NN, Inc.*	4,726	42,581
Oshkosh Corp.*	2,700	106,002
Standex International Corp.	1,572	83,159
Tecumseh Products Co., Class A*	2,827	25,160
Terex Corp.*	13,044	373,058
Titan International, Inc.	370	8,255
Trinity Industries, Inc.	15,928	672,321

Common Stocks (continued)

	Shares	Market Value

Machinery (continued)
Watts Water Technologies, Inc., Class A	3,888	$182,969

		4,053,919

Marine 0.2%
Baltic Trading Ltd.	904	3,137
Eagle Bulk Shipping, Inc.*	1,450	5,104
Excel Maritime Carriers Ltd.*	8,424	3,454
Genco Shipping & Trading Ltd.*	9,151	15,648
International Shipholding Corp.	300	5,418
Matson, Inc.	6,764	159,225
Ultrapetrol (Bahamas) Ltd.*	4,066	9,433

		201,419

Media 3.0%
AH Belo Corp., Class A	2,587	15,005
Ballantyne Strong, Inc.*	1,504	6,753
Belo Corp., Class A	15,800	169,376
Central European Media Enterprises Ltd., Class A* (a)	6,938	25,671
Clear Channel Outdoor Holdings, Inc., Class A*	554	4,005
CTC Media, Inc.	7,516	93,875
Cumulus Media, Inc., Class A* (a)	6,396	20,403
Digital Generation, Inc.* (a)	6,328	42,398
DreamWorks Animation SKG, Inc., Class A* (a)	8,906	171,708
E.W. Scripps Co. (The), Class A*	9,673	134,358
Entercom Communications Corp., Class A*	7,800	61,698
FAB Universal Corp.* (a)	190	842
Fisher Communications, Inc.	400	16,568
Gannett Co., Inc.	41,900	844,704
Gray Television, Inc.*	9,200	58,420
Harte-Hanks, Inc.	7,510	59,554
Journal Communications, Inc., Class A*	11,661	79,411
Lee Enterprises, Inc.* (a)	3,800	5,472
Live Nation Entertainment, Inc.*	23,114	291,930
Madison Square Garden Co. (The), Class A*	5,753	346,733
Martha Stewart Living Omnimedia, Class A* (a)	1,415	3,495
McClatchy Co. (The), Class A* (a)	15,398	35,569
Media General, Inc., Class A* (a)	4,890	40,098
Meredith Corp. (a)	5,055	196,235
Orchard Enterprises, Inc. (The), ADR * (b)(c)	200	0
Outdoor Channel Holdings, Inc.	3,654	31,973
Radio One, Inc., Class D* (a)	7,300	11,169
Saga Communications, Inc., Class A	533	24,539
Salem Communications Corp., Class A	2,600	23,868
Scholastic Corp.	200	5,490
Starz — Liberty Capital*	2,349	54,920
Valassis Communications, Inc. (a)	6,153	157,701
Washington Post Co. (The), Class B	900	399,006

		3,432,947

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Metals & Mining 2.9%
AM Castle & Co.* (a)	5,579	$96,628
Century Aluminum Co.*	13,822	112,787
Coeur d’Alene Mines Corp.*	21,453	326,944
Commercial Metals Co.	19,064	278,716
Friedman Industries, Inc.	1,708	16,260
Golden Minerals Co.* (a)	2,700	4,914
Haynes International, Inc.	400	19,444
Hecla Mining Co. (a)	31,841	108,259
Horsehead Holding Corp.*	10,976	117,443
Kaiser Aluminum Corp.	3,058	192,654
Materion Corp.	3,882	102,834
McEwen Mining, Inc.* (a)	21,808	50,813
Noranda Aluminum Holding Corp.	8,038	30,625
Olympic Steel, Inc.	2,883	57,660
Reliance Steel & Aluminum Co.	5,235	340,641
RTI International Metals, Inc.*	5,482	159,088
Schnitzer Steel Industries, Inc., Class A	4,037	99,028
Steel Dynamics, Inc.	31,400	472,256
Stillwater Mining Co.* (a)	20,991	261,128
SunCoke Energy, Inc.*	6,567	99,359
Synalloy Corp.	400	5,636
United States Steel Corp. (a)	794	14,133
Universal Stainless & Alloy Products, Inc.*	1,562	54,608
Worthington Industries, Inc.	8,522	274,238

		3,296,096

Multiline Retail 1.3%
Dillard’s, Inc., Class A	9,100	749,931
Fred’s, Inc., Class A	8,647	123,047
Saks, Inc.* (a)	28,826	332,940
Sears Canada, Inc.	482	4,516
Sears Holdings Corp.* (a)	5,600	287,504

		1,497,938

Oil, Gas & Consumable Fuels 4.5%
Alon USA Energy, Inc.	7,896	131,074
Alpha Natural Resources, Inc.*	29,575	219,446
Approach Resources, Inc.* (a)	3,447	81,763
Arch Coal, Inc.	17,118	83,022
Berry Petroleum Co., Class A	1,200	57,492
Bill Barrett Corp.* (a)	6,715	133,360
BPZ Resources, Inc.* (a)	24,002	51,364
Callon Petroleum Co.*	5,830	20,871
Clayton Williams Energy, Inc.*	1,305	50,373
Cloud Peak Energy, Inc.*	10,495	205,072
Comstock Resources, Inc.*	8,216	128,663
Contango Oil & Gas Co.	1,587	59,703
Crimson Exploration, Inc.*	5,318	16,326
Crosstex Energy, Inc.	4,337	79,844
CVR Energy, Inc.* (c)	15,772	0
Delek US Holdings, Inc.	7,330	264,540
DHT Holdings, Inc.	733	3,152
Double Eagle Petroleum Co.*	3,400	16,898

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)
EPL Oil & Gas, Inc.*	6,261	$204,547
Gastar Exploration Ltd.*	574	1,607
Green Plains Renewable Energy, Inc.*	7,109	88,934
Harvest Natural Resources, Inc.* (a)	10,400	34,112
HKN, Inc.*	46	3,830
James River Coal Co.* (a)	8,394	13,850
Knightsbridge Tankers Ltd. (a)	1,604	10,987
Lucas Energy, Inc.* (a)	3,707	4,782
Magnum Hunter Resources Corp.* (a)	12,361	33,622
Nordic American Tankers Ltd. (a)	457	4,072
Overseas Shipholding Group, Inc.* (a)	3,400	11,288
PDC Energy, Inc.*	6,710	290,543
Penn Virginia Corp.	11,773	47,445
PetroQuest Energy, Inc.*	8,032	34,377
Plains Exploration & Production Co.*	5,960	269,392
Rex Energy Corp.*	6,400	102,848
SandRidge Energy, Inc.* (a)	10	51
SemGroup Corp., Class A*	537	27,843
Ship Finance International Ltd. (a)	9,817	161,784
Stone Energy Corp.*	5,898	116,368
Swift Energy Co.*	7,500	97,050
Teekay Corp.	8,140	289,784
Tesoro Corp.	22,600	1,206,840
Triangle Petroleum Corp.*	10,421	57,211
USEC, Inc.* (a)	11,824	3,784
Verenium Corp.* (a)	236	543
Warren Resources, Inc.*	12,071	31,747
Western Refining, Inc.	16,300	503,833

		5,256,037

Paper & Forest Products 1.6%
Buckeye Technologies, Inc.	6,900	259,371
Clearwater Paper Corp.*	2,700	124,254
Domtar Corp.	8,334	579,296
KapStone Paper and Packaging Corp.	7,663	226,671
Louisiana-Pacific Corp.*	21,835	395,650
Mercer International, Inc.*	9,600	60,384
Neenah Paper, Inc.	2,214	63,675
P.H. Glatfelter Co.	3,742	89,808
Resolute Forest Products, Inc.*	6,952	101,708

		1,900,817

Personal Products 0.3%
CCA Industries, Inc.	500	1,940
Elizabeth Arden, Inc.*	1,500	61,425
Inter Parfums, Inc.	1,134	32,852
Mannatech, Inc.*	180	1,341
Nutraceutical International Corp.	2,121	39,175
Prestige Brands Holdings, Inc.*	8,368	225,517

		362,250

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Pharmaceuticals 0.4%
Cumberland Pharmaceuticals, Inc.* (a)	3,851	$18,023
Hi-Tech Pharmacal Co., Inc.	600	19,836
Lannett Co., Inc.*	2,684	31,161
Pozen, Inc.*	2,379	11,728
SciClone Pharmaceuticals, Inc.*	9,673	45,753
Transcept Pharmaceuticals, Inc.*	1,237	4,899
ViroPharma, Inc.*	10,278	280,076

		411,476

Professional Services 1.1%
Barrett Business Services, Inc.	1,500	79,410
CBIZ, Inc.*	7,280	47,247
CDI Corp.	3,055	47,872
CRA International, Inc.*	1,679	30,961
Dolan Co. (The)*	2,303	3,984
Franklin Covey Co.*	2,187	30,793
FTI Consulting, Inc.*	4,934	163,414
GP Strategies Corp.*	4,123	90,912
Heidrick & Struggles International, Inc.	2,358	31,173
Hill International, Inc.*	5,280	14,520
Hudson Global, Inc.*	4,050	13,365
Huron Consulting Group, Inc.*	1,172	48,966
ICF International, Inc.*	2,713	73,550
Kelly Services, Inc., Class A	6,214	105,762
Korn/Ferry International*	6,888	113,996
Manpowergroup, Inc.	964	51,246
National Technical Systems, Inc.*	400	3,848
Navigant Consulting, Inc.*	5,516	68,012
On Assignment, Inc.*	6,903	167,536
RCM Technologies, Inc.	400	2,260
Resources Connection, Inc.	7,118	80,861
Volt Information Sciences, Inc.* (a)	1,900	15,390
VSE Corp.	699	21,313

		1,306,391

Real Estate Investment Trusts (REITs) 0.5%
Geo Group, Inc. (The)	9,054	339,072
Ryman Hospitality Properties, Inc.	6,609	293,836

		632,908

Real Estate Management & Development 0.4%
Alexander & Baldwin, Inc.*	7,464	254,224
AV Homes, Inc.*	2,103	27,150
Consolidated-Tomoka Land Co.	504	18,754
Forestar Group, Inc.*	5,963	128,443
St. Joe Co. (The)* (a)	1,606	31,429
Thomas Properties Group, Inc.	9,577	48,747
ZipRealty, Inc.*	1,900	6,213

		514,960

Road & Rail 1.4%
AMERCO	800	128,560
Arkansas Best Corp.	4,148	43,595

Common Stocks (continued)

	Shares	Market Value

Road & Rail (continued)
Avis Budget Group, Inc.*	18,883	$544,586
Celadon Group, Inc.	3,854	64,709
Con-way, Inc.	6,600	223,080
Covenant Transportation Group, Inc., Class A*	473	2,625
Frozen Food Express Industries*	800	1,016
Marten Transport Ltd.	3,185	64,878
PAM Transportation Services, Inc.	1,172	12,236
Patriot Transportation Holding, Inc.*	244	7,064
Roadrunner Transportation Systems, Inc.*	1,084	24,401
Ryder System, Inc.	6,066	352,253
Saia, Inc.*	2,319	94,893
Universal Truckload Services, Inc.*	1,147	28,950
USA Truck, Inc.*	1,450	7,439
Werner Enterprises, Inc.	553	12,697

		1,612,982

Semiconductors & Semiconductor Equipment 3.9%
Advanced Energy Industries, Inc.*	7,773	131,986
Alpha & Omega Semiconductor Ltd.*	1,600	11,584
Amkor Technology, Inc.* (a)	7,481	31,645
Amtech Systems, Inc.*	3,315	12,299
ANADIGICS, Inc.*	6,380	13,398
Applied Micro Circuits Corp.*	4,822	35,972
ATMI, Inc.*	3,319	72,188
Axcelis Technologies, Inc.*	12,700	16,510
AXT, Inc.*	4,715	13,532
Brooks Automation, Inc.	10,227	99,406
BTU International, Inc.*	900	2,070
Cabot Microelectronics Corp.*	1,095	36,693
Cascade Microtech, Inc.*	1,518	10,414
Cohu, Inc.	3,875	37,084
Cree, Inc.*	8,679	490,971
CyberOptics Corp.*	400	2,236
Cymer, Inc.*	858	89,884
Diodes, Inc.*	4,115	83,370
DSP Group, Inc.*	3,913	31,578
Entropic Communications, Inc.*	13,765	58,364
Exar Corp.*	6,231	67,170
Fairchild Semiconductor International, Inc.*	15,630	201,627
First Solar, Inc.*	1,818	84,646
FormFactor, Inc.*	12,293	60,850
GigOptix, Inc.*	427	410
GSI Technology, Inc.*	2,500	15,600
Ikanos Communications, Inc.*	4,200	6,846
Integrated Device Technology, Inc.*	23,123	164,405
Integrated Silicon Solution, Inc.*	5,695	52,223
International Rectifier Corp.*	9,320	197,677
Intersil Corp., Class A	20,183	156,620
IXYS Corp.	3,484	31,565
Kopin Corp.*	12,921	42,769
Kulicke & Soffa Industries, Inc.*	10,291	118,964
Lattice Semiconductor Corp.*	9,521	44,273

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Semiconductors & Semiconductor Equipment (continued)
LTX-Credence Corp.*	4,882	$28,804
Mattson Technology, Inc.*	2,700	4,158
MaxLinear, Inc., Class A*	1,093	6,809
MEMC Electronic Materials, Inc.*	34,550	186,570
MEMSIC, Inc.*	300	1,221
MKS Instruments, Inc.	9,762	262,305
MoSys, Inc.*	1,867	8,439
Nanometrics, Inc.*	2,920	40,968
OmniVision Technologies, Inc.*	8,743	117,244
PDF Solutions, Inc.*	512	8,760
Pericom Semiconductor Corp.*	3,831	24,748
Photronics, Inc.*	10,661	84,115
PLX Technology, Inc.*	2,234	10,433
PMC-Sierra, Inc.*	14,492	83,474
Rambus, Inc.*	5,600	38,976
Rubicon Technology, Inc.* (a)	5,791	42,911
Rudolph Technologies, Inc.*	7,203	84,059
Sigma Designs, Inc.*	7,261	34,562
Silicon Image, Inc.*	6,840	33,721
Spansion, Inc., Class A*	5,584	72,536
STR Holdings, Inc.* (a)	4,000	9,000
SunPower Corp.* (a)	16,685	226,749
Supertex, Inc.	752	15,852
Tessera Technologies, Inc.	8,307	169,214
TriQuint Semiconductor, Inc.*	22,600	131,984
Ultra Clean Holdings, Inc.*	1,100	6,886
Veeco Instruments, Inc.* (a)	5,633	214,448

		4,475,775

Software 0.6%
Accelrys, Inc.*	5,286	52,067
AsiaInfo-Linkage, Inc.*	4,900	56,252
BSQUARE Corp.*	700	2,163
EPIQ Systems, Inc.	6,249	87,298
ePlus, Inc.	892	40,568
Gerber Scientific, Inc.* (a)(b)(c)	4,000	0
GSE Systems, Inc.*	2,512	4,748
Mentor Graphics Corp.	6,272	114,527
Progress Software Corp.*	4,660	105,176
Rosetta Stone, Inc.*	1,877	31,778
Rovi Corp.*	2,656	62,124
Seachange International, Inc.*	5,351	58,112
Smith Micro Software, Inc.*	5,832	8,165
SS&C Technologies Holdings, Inc.*	3,019	92,653
TeleCommunication Systems, Inc., Class A*	10,728	20,705
Telenav, Inc.*	1,900	9,956

		746,292

Specialty Retail 4.9%
Aaron’s, Inc.	709	20,355
America’s Car-Mart, Inc.*	1,788	82,731
Asbury Automotive Group, Inc.*	2,000	80,180
Barnes & Noble, Inc.* (a)	13,295	241,038

Common Stocks (continued)

	Shares	Market Value

Specialty Retail (continued)
bebe stores, inc.	13,800	$78,108
Big 5 Sporting Goods Corp.	1,914	32,155
Books-A-Million, Inc.* (a)	1,900	4,940
Brown Shoe Co., Inc.	8,563	144,800
Build-A-Bear Workshop, Inc.*	4,000	20,280
Cabela’s, Inc.*	12,400	796,080
Cache, Inc.* (a)	2,249	8,591
Cato Corp. (The), Class A	444	10,660
Christopher & Banks Corp.*	6,160	42,812
Citi Trends, Inc.*	1,574	18,526
Conn’s, Inc.* (a)	6,625	286,929
Destination XL Group, Inc.*	7,900	39,342
Finish Line, Inc. (The), Class A	2,700	52,353
GameStop Corp., Class A (a)	28,422	991,928
Genesco, Inc.*	1,600	98,480
Group 1 Automotive, Inc.	3,800	229,824
Haverty Furniture Cos., Inc.	4,796	114,049
hhgregg, Inc.* (a)	6,217	83,992
Hot Topic, Inc.	1,356	18,916
Lithia Motors, Inc., Class A	4,124	204,220
MarineMax, Inc.*	5,202	60,291
Men’s Wearhouse, Inc. (The)	5,805	194,468
New York & Co., Inc.*	3,308	14,754
Office Depot, Inc.*	43,701	168,686
OfficeMax, Inc.	15,580	179,326
Pacific Sunwear of California, Inc.* (a)	11,800	32,450
Penske Automotive Group, Inc.	10,729	331,741
Pep Boys-Manny, Moe & Jack (The)*	12,500	145,000
Perfumania Holdings, Inc.*	220	1,371
RadioShack Corp. (a)	13,079	41,460
Rent-A-Center, Inc.	9,774	341,406
Shoe Carnival, Inc.	4,639	96,630
Sonic Automotive, Inc., Class A	2,981	65,552
Stage Stores, Inc.	2,400	66,456
Stein Mart, Inc.	8,627	68,240
Systemax, Inc.	2,270	20,793
Tandy Leather Factory, Inc.*	200	1,420
Trans World Entertainment Corp.	2,150	9,245
West Marine, Inc.*	3,667	43,381
Wet Seal, Inc. (The), Class A*	20,511	66,866
Zale Corp.*	13,921	61,809

		5,712,634

Textiles, Apparel & Luxury Goods 1.5%
Charles & Colvard Ltd.*	1,807	7,029
Columbia Sportswear Co. (a)	4,244	248,698
Culp, Inc.	928	15,071
Delta Apparel, Inc.*	158	2,114
G-III Apparel Group Ltd.*	3,729	151,621
Iconix Brand Group, Inc.*	15,064	431,584
Jones Group, Inc. (The)	14,293	200,102
K-Swiss, Inc., Class A*	4,428	20,989
Lakeland Industries, Inc.* (a)	200	798

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Textiles, Apparel & Luxury Goods (continued)
Maidenform Brands, Inc.*	2,300	$41,400
Movado Group, Inc.	4,906	148,357
Perry Ellis International, Inc.	4,123	72,441
Quiksilver, Inc.*	25,943	174,596
RG Barry Corp.	1,108	15,279
Rocky Brands, Inc.*	891	13,187
Skechers U.S.A., Inc., Class A*	6,957	144,567
Superior Uniform Group, Inc.	300	3,486
Unifi, Inc.*	2,451	47,795

		1,739,114

Thrifts & Mortgage Finance 2.4%
Astoria Financial Corp.	16,203	155,387
Atlantic Coast Financial Corp.*	235	1,170
Bank Mutual Corp.	5,832	30,210
BankFinancial Corp.	2,879	22,715
BBX Capital Corp., Class A*	1,778	21,336
Beneficial Mutual Bancorp, Inc.*	6,207	53,070
Berkshire Hills Bancorp, Inc.	3,985	103,052
BofI Holding, Inc.*	1,200	48,936
Brookline Bancorp, Inc.	5,184	43,546
Cape Bancorp, Inc.	600	5,406
Capitol Federal Financial, Inc.	2,080	24,627
Dime Community Bancshares, Inc.	3,153	44,993
Doral Financial Corp.*	6,100	4,595
ESB Financial Corp.	698	9,772
ESSA Bancorp, Inc.	1,800	19,386
Federal Agricultural Mortgage Corp., Class C	1,400	44,492
First Defiance Financial Corp.	926	20,965
First Financial Northwest, Inc.*	2,600	21,060
First PacTrust Bancorp, Inc.	875	9,940
First Place Financial Corp.*	367	1
Flagstar Bancorp, Inc.*	2,856	35,443
Flushing Financial Corp.	3,341	50,716
Fox Chase Bancorp, Inc.	641	10,839
Franklin Financial Corp.	1,418	25,779
HF Financial Corp.	155	2,093
Hingham Institution for Savings	82	5,577
Home Bancorp, Inc.*	983	17,792
Home Federal Bancorp, Inc.	2,100	25,578
HopFed Bancorp, Inc.	12	131
Hudson City Bancorp, Inc.	14,205	118,044
Louisiana Bancorp, Inc.*	600	9,576
Meridian Interstate Bancorp, Inc.*	203	3,713
MGIC Investment Corp.*	14,687	79,310
Northeast Community Bancorp, Inc.	300	1,791
Northfield Bancorp, Inc.	284	3,340
Northwest Bancshares, Inc.	10,676	130,781
OceanFirst Financial Corp.	2,296	32,626
Ocwen Financial Corp.*	7,786	284,812
Oritani Financial Corp.	888	13,737
People’s United Financial, Inc.	29,678	390,562
Provident Financial Holdings, Inc.	1,200	19,440

Common Stocks (continued)

	Shares	Market Value

Thrifts & Mortgage Finance (continued)
Provident Financial Services, Inc.	7,000	$107,310
Provident New York Bancorp	3,923	35,464
Pulaski Financial Corp.	573	6,045
Radian Group, Inc. (a)	9,800	117,110
Riverview Bancorp, Inc.*	670	1,642
Rockville Financial, Inc.	1,864	24,232
SI Financial Group, Inc.	1,087	12,609
Simplicity Bancorp, Inc.	412	6,180
Teche Holding Co.	71	2,925
Territorial Bancorp, Inc.	630	14,729
Tree.com, Inc.	1,200	24,564
TrustCo Bank Corp. NY	2,498	13,389
United Community Financial Corp.*	1,732	7,170
United Financial Bancorp, Inc.	2,317	34,315
ViewPoint Financial Group, Inc.	3,427	63,811
Walker & Dunlop, Inc.*	279	4,969
Washington Federal, Inc.	13,593	233,392
Waterstone Financial, Inc.*	1,700	13,583
Westfield Financial, Inc.	6,098	45,918
WSFS Financial Corp.	183	8,956

		2,724,652

Tobacco 0.2%
Alliance One International, Inc.*	19,062	71,483
Universal Corp. (a)	3,217	185,138

		256,621

Trading Companies & Distributors 1.4%
Aceto Corp.	4,030	41,912
Aircastle Ltd.	3,600	50,256
Applied Industrial Technologies, Inc.	765	32,321
Beacon Roofing Supply, Inc.*	5,715	217,913
CAI International, Inc.*	2,149	54,778
GATX Corp.	10,900	555,355
H&E Equipment Services, Inc.	6,083	123,850
Kaman Corp.	851	28,755
Lawson Products, Inc.	825	11,674
Rush Enterprises, Inc., Class A*	4,287	98,130
TAL International Group, Inc.	6,000	248,400
Titan Machinery, Inc.* (a)	5,779	130,374
Willis Lease Finance Corp.*	606	8,599

		1,602,317

Water Utilities 0.0% †
Consolidated Water Co., Ltd.	1,341	13,370
SJW Corp.	529	13,415

		26,785

Wireless Telecommunication Services 0.6%
Leap Wireless International, Inc.* (a)	11,649	66,632
MetroPCS Communications, Inc.*	16,950	200,688
NII Holdings, Inc.* (a)	8,451	73,524
Shenandoah Telecommunications Co.	1,889	30,961

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Wireless Telecommunication Services (continued)
Telephone & Data Systems, Inc.	7,036	$157,888
United States Cellular Corp.*	2,008	77,187
USA Mobility, Inc.	2,814	38,186

		645,066

Total Common Stocks (cost $94,496,723)		114,851,273

Preferred Stock 0.0% †

	Shares	Market Value

Oil, Gas & Consumable Fuels 0.0% †
DHT Holdings, Inc. (c)	19	1,362

Total Preferred Stock (cost $2,660)		1,362

Rights 0.0% †

	Number of Rights	Market Value

Commercial Banks 0.0% †
United Community Banks, expiring 05/31/13* (c)	1,732	132

Health Care Equipment & Supplies 0.0% †
Wright Medical Group, Inc., expiring 03/01/19*	8,100	21,060

Total Rights (cost $ — )		21,192

Warrants 0.0% †

	Number of Warrants	Market Value

Health Care Equipment & Supplies 0.0% †
PhotoMedex, Inc., expiring 12/13/14* (a)(b)(c)	60	0

Independent Power Producers & Energy Traders 0.0% †
Dynegy, Inc., expiring 10/02/17*	1,221	2,442

Total Warrants (cost $ — )		2,442

Mutual Fund 1.1%

	Shares	Market Value

Money Market Fund 1.1%
Fidelity Institutional Money Market Fund — Institutional Class, 0.14% (d)	1,270,677	$1,270,677

Total Mutual Fund (cost $1,270,677)		1,270,677

Repurchase Agreement 7.0%

	Principal Amount	Market Value

Credit Suisse (USA) LLC, 0.16%, dated 04/30/13, due 05/01/13, repurchase price $8,041,932, collateralized by U.S. Government Treasury Securities, 0.63%, maturing 04/30/18, total market value $8,202,747. (e)	$8,041,896	8,041,896

Total Repurchase Agreement (cost $8,041,896)		8,041,896

Total Investments (cost $103,811,956) (f) — 107.4%		124,188,842

Liabilities in excess of other assets — (7.4%)		(8,581,699)

NET ASSETS — 100.0%		$115,607,143

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at April 30, 2013. The total value of securities on loan at April 30, 2013 was $7,804,307.

(b)	Illiquid security.

(c)	Fair Valued Security.

(d)	Represents 7-day effective yield as of April 30, 2013.

(e)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of April 30, 2013 was $8,041,896.

(f)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide U.S. Small Cap Value Fund (Continued)

ADR	American Depositary Receipt

AG	Stock Corporation

LLC	Limited Liability Company

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

Nationwide U.S. Small Cap Value Fund
Assets:
Investments, at value *(cost $95,770,060)	$116,146,946
Repurchase agreement, at value and cost	8,041,896

Total Investments	124,188,842

Dividends receivable	30,688
Security lending income receivable	8,859
Receivable for investments sold	268
Receivable for capital shares issued	24,231
Prepaid expenses	37,322

Total Assets	124,290,210

Liabilities:
Payable for investments purchased	484,148
Payable for capital shares redeemed	38,734
Payable upon return of securities loaned (Note 2)	8,041,896
Accrued expenses and other payables:
Investment advisory fees	68,319
Fund administration fees	9,362
Distribution fees	1,486
Administrative servicing fees	18,411
Accounting and transfer agent fees	5,264
Trustee fees	179
Custodian fees	756
Compliance program costs (Note 3)	86
Professional fees	11,836
Printing fees	2,314
Other	276

Total Liabilities	8,683,067

Net Assets	$115,607,143

Represented by:
Capital	$92,889,328
Accumulated undistributed net investment income	9,408
Accumulated net realized gains from investment transactions	2,331,521
Net unrealized appreciation/(depreciation) from investments	20,376,886

Net Assets	$115,607,143

Net Assets:
Class A Shares	$2,685,083
Class C Shares	1,146,294
Institutional Service Class Shares	111,481,596
Institutional Class Shares	294,170

Total	$115,607,143

*	Includes value of securities on loan of $7,804,307 (Note 2).

Statement of Assets and Liabilities (Continued)

April 30, 2013 (Unaudited)

Nationwide U.S. Small Cap Value Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	212,599
Class C Shares	92,817
Institutional Service Class Shares	8,797,423
Institutional Class Shares	23,039

Total	9,125,878

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$12.63
Class C Shares (a)	$12.35
Institutional Service Class Shares	$12.67
Institutional Class Shares	$12.77
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$13.40

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Six Months Ended April 30, 2013 (Unaudited)

Nationwide U.S. Small Cap Value Fund
INVESTMENT INCOME:
Dividend income	$1,140,192
Income from securities lending (Note 2)	61,369
Foreign tax withholding	(278)

Total Income	1,201,283

EXPENSES:
Investment advisory fees	512,232
Fund administration fees	54,637
Distribution fees Class A	2,824
Distribution fees Class C	5,011
Administrative servicing fees Class A	542
Administrative servicing fees Institutional Service Class	130,516
Registration and filing fees	23,120
Professional fees	12,418
Printing fees	4,800
Trustee fees	1,936
Custodian fees	2,232
Accounting and transfer agent fees	19,232
Compliance program costs (Note 3)	191
Other	6,071

Total expenses before earnings credit and expenses reimbursed	775,762

Earnings credit (Note 5)	(25)
Expenses reimbursed by adviser (Note 3)	(48,577)

Net Expenses	727,160

NET INVESTMENT INCOME	474,123

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	2,256,954
Net change in unrealized appreciation/(depreciation) from investments	14,784,911

Net realized/unrealized gains from investments	17,041,865

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$17,515,988

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide U.S. Small Cap Value Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
Operations:
Net investment income	$474,123	$203,722
Net realized gains from investment transactions	2,256,954	1,917,260
Net change in unrealized appreciation/(depreciation) from investments	14,784,911	9,926,376

Change in net assets resulting from operations	17,515,988	12,047,358

Distributions to Shareholders From:
Net investment income:
Class A	(12,049)	–
Class C	–	–
Institutional Service Class	(633,028)	–
Institutional Class	(452)	–
Net realized gains:
Class A	(37,672)	(47,450)
Class C	(18,144)	(19,330)
Institutional Service Class	(1,869,192)	(1,595,730)
Institutional Class	(974)	(1,227)

Change in net assets from shareholder distributions	(2,571,511)	(1,663,737)

Change in net assets from capital transactions	3,874,286	26,118,603

Change in net assets	18,818,763	36,502,224

Net Assets:
Beginning of period	96,788,380	60,286,156

End of period	$115,607,143	$96,788,380

Accumulated undistributed net investment income at end of period	$9,408	$180,814

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,241,565	$530,511
Dividends reinvested	47,326	45,319
Cost of shares redeemed	(640,475)	(825,766)

Total Class A Shares	648,416	(249,936)

Class C Shares
Proceeds from shares issued	155,507	271,657
Dividends reinvested	17,028	18,835
Cost of shares redeemed	(34,587)	(346,292)

Total Class C Shares	137,948	(55,800)

Institutional Service Class Shares
Proceeds from shares issued	9,360,418	35,326,628
Dividends reinvested	2,502,220	1,595,730
Cost of shares redeemed	(9,004,392)	(10,499,302)

Total Institutional Service Class Shares	2,858,246	26,423,056

Statements of Changes in Net Assets (Continued)

	Nationwide U.S. Small Cap Value Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
CAPITAL TRANSACTIONS: (continued)
Institutional Class Shares
Proceeds from shares issued	$228,250	$56
Dividends reinvested	1,426	1,227
Cost of shares redeemed	–	–

Total Institutional Class Shares	229,676	1,283

Change in net assets from capital transactions	$3,874,286	$26,118,603

SHARE TRANSACTIONS:
Class A Shares
Issued	103,637	51,284
Reinvested	4,192	4,910
Redeemed	(52,858)	(76,923)

Total Class A Shares	54,971	(20,729)

Class C Shares
Issued	13,349	26,256
Reinvested	1,540	2,079
Redeemed	(2,933)	(34,937)

Total Class C Shares	11,956	(6,602)

Institutional Service Class Shares
Issued	807,427	3,516,804
Reinvested	221,044	172,324
Redeemed	(741,894)	(966,512)

Total Institutional Service Class Shares	286,577	2,722,616

Institutional Class Shares
Issued	18,335	5
Reinvested	125	132
Redeemed	–	–

Total Institutional Class Shares	18,460	137

Total change in shares	371,964	2,695,422

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide U.S. Small Cap Value Fund

		Operations			Distributions								Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$11.02	0.04	1.85	1.89	(0.07)	(0.21)	–	(0.28)	–	$12.63	17.46%		$2,685,083	1.39%	0.72%		1.48%	8.03%
Year Ended October 31, 2012 (f)	$9.93	0.02	1.35	1.37	–	(0.28)	–	(0.28)	–	$11.02	14.30%		$1,737,594	1.38%	0.20%		1.49%	11.76%
Year Ended October 31, 2011 (f)	$9.50	(0.02)	0.45	0.43	–	–	–	–	–	$9.93	4.53%		$1,770,283	1.38%	(0.21%	)	1.59%	17.88%
Year Ended October 31, 2010 (f)	$7.64	(0.02)	1.90	1.88	–	–	(0.02)	(0.02)	–	$9.50	24.59%		$102,698	1.36%	(0.18%	)	1.75%	20.25%
Year Ended October 31, 2009 (f)	$7.15	(0.01)	0.62	0.61	(0.02)	(0.10)	–	(0.12)	–	$7.64	8.99%		$71,532	1.34%	(0.11%	)	1.65%	22.58%
Period Ended October 31, 2008 (f)(g)	$10.00	0.01	(2.85)	(2.84)	(0.01)	–	–	(0.01)	–	$7.15	(28.40%	)	$8,172	1.47%	0.09%		1.86%	16.44%

Class C Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$10.75	0.01	1.80	1.81	–	(0.21)	–	(0.21)	–	$12.35	17.09%		$1,146,294	2.09%	0.10%		2.18%	8.03%
Year Ended October 31, 2012 (f)	$9.76	(0.05)	1.32	1.27	–	(0.28)	–	(0.28)	–	$10.75	13.50%		$869,607	2.09%	(0.51%	)	2.20%	11.76%
Year Ended October 31, 2011 (f)	$9.41	(0.09)	0.44	0.35	–	–	–	–	–	$9.76	3.72%		$853,527	2.09%	(0.90%	)	2.29%	17.88%
Year Ended October 31, 2010 (f)	$7.60	(0.09)	1.90	1.81	–	–	–	–	–	$9.41	23.82%		$49,644	2.09%	(1.01%	)	2.42%	20.25%
Year Ended October 31, 2009 (f)	$7.12	(0.02)	0.59	0.57	–	(0.10)	–	(0.10)	0.01	$7.60	8.48%		$7,720	2.09%	(0.37%	)	2.48%	22.58%
Period Ended October 31, 2008 (f)(g)	$10.00	(0.04)	(2.84)	(2.88)	–	–	–	–	–	$7.12	(28.79%	)	$16,104	2.08%	(0.48%	)	2.35%	16.44%

Institutional Service Class Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$11.06	0.05	1.84	1.89	(0.07)	(0.21)	–	(0.28)	–	$12.67	17.44%		$111,481,596	1.34%	0.89%		1.43%	8.03%
Year Ended October 31, 2012 (f)	$9.95	0.03	1.36	1.39	–	(0.28)	–	(0.28)	–	$11.06	14.47%		$94,130,117	1.34%	0.24%		1.45%	11.76%
Year Ended October 31, 2011 (f)	$9.53	–	0.42	0.42	–	–	–	–	–	$9.95	4.41%		$57,617,887	1.33%	(0.01%	)	1.57%	17.88%
Year Ended October 31, 2010 (f)	$7.65	(0.02)	1.91	1.89	–	–	(0.01)	(0.01)	–	$9.53	24.70%		$37,444,546	1.34%	(0.20%	)	1.67%	20.25%
Year Ended October 31, 2009 (f)	$7.16	0.01	0.62	0.63	(0.04)	(0.10)	–	(0.14)	–	$7.65	9.27%		$25,941,166	1.34%	0.20%		1.75%	22.58%
Period Ended October 31, 2008 (f)(g)	$10.00	0.02	(2.84)	(2.82)	(0.02)	–	–	(0.02)	–	$7.16	(28.27%	)	$24,163,614	1.23%	0.31%		1.32%	16.44%

Institutional Class Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$11.15	0.04	1.89	1.93	(0.10)	(0.21)	–	(0.31)	–	$12.77	17.66%		$294,170	1.09%	0.73%		1.24%	8.03%
Year Ended October 31, 2012 (f)	$10.01	0.05	1.37	1.42	–	(0.28)	–	(0.28)	–	$11.15	14.69%		$51,062	1.09%	0.49%		1.20%	11.76%
Year Ended October 31, 2011 (f)	$9.56	0.02	0.43	0.45	–	–	–	–	–	$10.01	4.71%		$44,459	1.09%	0.23%		1.33%	17.88%
Year Ended October 31, 2010 (f)	$7.67	0.01	1.91	1.92	–	–	(0.03)	(0.03)	–	$9.56	25.05%		$42,453	1.09%	0.07%		1.42%	20.25%
Year Ended October 31, 2009 (f)	$7.17	0.03	0.62	0.65	(0.05)	(0.10)	–	(0.15)	–	$7.67	9.58%		$33,944	1.09%	0.48%		1.46%	22.58%
Period Ended October 31, 2008 (f)(g)	$10.00	0.04	(2.85)	(2.81)	(0.02)	–	–	(0.02)	–	$7.17	(28.14%	)	$30,983	1.07%	0.48%		1.64%	16.44%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from December 21, 2007 (commencement of operations) through October 31, 2008.

The accompanying notes are an integral part of these financial statements.

Nationwide Bond Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the semiannual period ended April 30, 2013, the Nationwide Bond Fund (Institutional Service Class) returned 2.15% versus 0.90% for its benchmark, the Barclays U.S. Aggregate Bond Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Corporate Debt Funds A Rated (consisting of 88 funds as of April 30, 2013) was 1.61% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

The Fund’s holdings in investment-grade corporate bonds (IGCB) were the greatest contributors to Fund performance relative to the Fund’s benchmark during the reporting period. The Fund’s investments in commercial mortgage-backed securities (CMBS) and non-Agency residential mortgage-backed securities (RMBS) also contributed to Fund performance.

The Fund’s investments in IGCB benefited from slowly improving macroeconomic fundamentals, expense management, and continued strong technicals, driven by demand for quality bonds by insurance companies and other institutional investors. Strong demand and a gradually improving commercial real estate market helped CMBS during the reporting period as the broader economy continued to slowly get better. In addition, RMBS were aided by improving residential real estate fundamentals and continued strong demand.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

U.S. Treasurys, Agencies and short-term investments were the most significant detractors from relative Fund performance during the reporting period. Government securities were hurt by a slight rate backup (increase in bond yields and decrease in price). Short-term/cash holdings, held for liquidity purposes, are not reflected in the Fund’s benchmark index and are essentially at zero yield due to the continued Federal Reserve easing policy.

Subadviser:

Nationwide Asset Management, LLC

Portfolio Managers:

Joel S. Buck and Gary S. Davis, CFA

Fund Performance	Nationwide Bond Fund

Average Annual Total Return

(For periods ended April 30, 2013)

		Six Months*	1 Yr.	5 Yr.	Inception
Class A	w/o SC1	1.92%	6.32%	6.56%	7.60%
	w/SC2	(2.44)%	1.76%	5.65%	7.46%
Class B3	w/o SC1	1.57%	5.72%	5.86%	7.30%
	w/SC4	(3.39)%	0.72%	5.54%	7.30%
Class C5	w/o SC1	1.67%	5.70%	5.86%	7.36%
	w/SC6	0.67%	4.70%	5.86%	7.36%
Class R2[7,8,9]		1.92%	6.24%	6.27%	7.56%
Institutional Service Class[10]	w/o SC1	2.15%	6.71%	6.89%	7.74%
	w/SC11	2.15%	1.94%	5.90%	7.59%
Institutional Class[7,12]		N/A	N/A	N/A	1.72%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	A 4.25% front-end sales charge was deducted.

[3]

These returns, for periods prior to the creation of the Fund’s Class B shares on September 4, 2003, include the performance of the Fund’s Class X shares, which are no longer offered by the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for the class has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such class. If these other fees were reflected, the performance for the Class B shares would have been lower.

[4]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]

These returns, for periods prior to the creation of the Fund’s Class C shares on September 4, 2003, include the performance of the Fund’s Class Y shares, which are no longer offered by the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for the class has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such class. If these other fees were reflected, the performance for Class C shares would have been lower.

[6]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any SCs.

[8]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[9]

These returns, for periods prior to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class R2 shares (10/01/03). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for the class has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such class. If these other fees were reflected, the performance for Class R2 shares would have been lower.

[10]	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

[11]	A 4.50% front-end sales charge was deducted on Class D Shares.

[12]	Since inception date of December 6, 2012.

N/A	Not Applicable.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.15%	0.88%
Class B	1.82%	1.55%
Class C	1.82%	1.55%
Class R2	1.37%	1.10%
Institutional Service Class Shares	0.87%	0.60%
Institutional Class	0.82%	0.55%
*	Current effective prospectus dated March 1, 2013. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2014. Please see the Fund’s most recent prospectus for details.

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Institutional Service Class shares of the Nationwide Bond Fund versus the Barclays U.S. Aggregate Bond Index(a), and the Consumer Price Index (CPI)(b) over the 10-year period ended 4/30/13. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Barclays U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Shareholder Expense Example	Nationwide Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2012) and continued to hold your shares at the end of the reporting period (April 30, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2012 through April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2012 through April 30, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2013

Nationwide Bond Fund			Beginning Account Value ($) 11/01/12	Ending Account Value ($) 04/30/13	Expenses Paid During Period ($) 11/01/12 - 04/30/13[a]	Expense Ratio During Period (%) 11/01/12 - 04/30/13[a]
Class A Shares	Actual		1,000.00	1,019.20	4.31	0.86
	Hypothetical	[b]	1,000.00	1,020.53	4.31	0.86
Class B Shares	Actual		1,000.00	1,015.70	7.75	1.55
	Hypothetical	[b]	1,000.00	1,017.11	7.75	1.55
Class C Shares	Actual		1,000.00	1,016.70	7.75	1.55
	Hypothetical	[b]	1,000.00	1,017.11	7.75	1.55
Class R2 Shares	Actual		1,000.00	1,019.20	5.26	1.05
	Hypothetical	[b]	1,000.00	1,019.59	5.26	1.05
Institutional Service Class Shares	Actual		1,000.00	1,021.50	2.96	0.59
	Hypothetical	[b]	1,000.00	1,021.87	2.96	0.59
Institutional Class Shares	Actual	[c]	1,000.00	1,017.20	2.20	0.55
	Hypothetical	[b]	1,000.00	1,017.68	2.20	0.55

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2012 through April 30, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

[c]	For the period from December 7, 2012 (commencement of operations) through April 30, 2013.

Portfolio Summary April 30, 2013 (Unaudited)	Nationwide Bond Fund

Asset Allocation †
Corporate Bonds	51.1%
U.S. Treasury Notes	17.1%
Commercial Mortgage Backed Securities	9.9%
U.S. Treasury Bonds	6.6%
Collateralized Mortgage Obligations	6.5%
U.S. Government Mortgage Backed Agencies	3.6%
Municipal Bonds	2.4%
Yankee Dollar	0.8%
Asset-Backed Securities	0.7%
Mutual Fund	0.5%
Other assets in excess of liabilities	0.8%

100.0%

Top Industries ††
Oil, Gas & Consumable Fuels	9.0%
Commercial Banks	6.8%
Diversified Financial Services	4.5%
Gas Utilities	3.9%
Metals & Mining	3.2%
Media	3.0%
Real Estate Investment Trusts (REITs)	2.2%
Insurance	1.9%
Diversified Telecommunication Services	1.6%
Health Care Providers & Services	1.6%
Other Industries	62.3%

100.0%

Top Holdings ††
U.S. Treasury Notes, 0.88%, 04/30/17	11.1%
U.S. Treasury Inflation Indexed Bonds, 2.00%, 01/15/14	3.9%
U.S. Treasury Notes, 3.13%, 01/31/17	2.8%
U.S. Treasury Inflation Indexed Bonds, 2.13%, 01/15/19	2.7%
Greenwich Capital Commercial Funding Corp., 5.44%, 03/10/39	2.3%
Federal National Mortgage Association REMICS, 5.50%, 05/25/23	2.3%
JPMorgan Chase Commercial Mortgage Securities Corp., 3.34%, 07/15/46	2.2%
U.S. Treasury Notes, 2.13%, 08/15/21	2.2%
Federal National Mortgage Association Pool, 6.62%, 06/01/16	1.9%
Federal National Mortgage Association REMICS, 4.50%, 03/25/39	1.9%
Other Holdings	66.7%

100.0%

†	Percentages indicated are based upon net assets as of April 30, 2013.

††	Percentages indicated are based upon total investments as of April 30, 2013.

The accompanying notes are an integral part of these financial statements.

Statement of Investments

April 30, 2013 (Unaudited)

Nationwide Bond Fund

Asset-Backed Securities 0.7%

	Principal Amount	Market Value

Other 0.7%
Residential Asset Mortgage Products, Inc., Series 2002-RS1, Class AI5, 5.91%, 01/25/32 (a)	$430,126	$392,020
Structured Asset Securities Corp., Series 2004-6XS, Class A6, 4.63%, 03/25/34 (b)	262,992	265,780

		657,800

Total Asset-Backed Securities (cost $693,110)		657,800

Collateralized Mortgage Obligations 6.5%
ABN Amro Mortgage Corp., Series 2003-8, Class A23, 5.50%, 06/25/33	62,658	62,969
American Home Mortgage Investment Trust, Series 2004-3, Class 6A1, 4.82%, 10/25/34 (b)	362,263	372,546
Countrywide Alternative Loan Trust, Series 2007-2CB, Class 2A14, 5.75%, 03/25/37	774,658	642,780
Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-15, Class A7, 5.50%, 08/25/35	382,041	373,583
Federal National Mortgage Association REMICS
Series 2003-33, Class LB, 5.50%, 05/25/23	2,000,000	2,206,907
Series 2009-42, Class AP, 4.50%, 03/25/39	1,712,518	1,814,250
MASTR Alternative Loans Trust, Series 2005-6, Class 1A5, 5.50%, 12/25/35	796,110	786,108
Residential Funding Securities LLC, Series 2003-RM2, Class AI3, 4.50%, 05/25/33	132,416	134,262

Total Collateralized Mortgage Obligations (cost $6,252,004)		6,393,405

Commercial Mortgage Backed Securities 9.9%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-6, Class AM 5.36%, 09/10/47 (a)	1,000,000	1,098,205
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A3B 5.88%, 12/10/49 (a)	1,000,000	1,054,468
Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A3 5.69%, 09/15/40 (a)	1,000,000	1,035,812

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4 5.44%, 03/10/39	$2,000,000	$2,281,626
GS Mortgage Securities Corp. II, Series 2006-GG8, Class AM 5.59%, 11/10/39	1,000,000	1,133,059
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A2 3.34%, 07/15/46 (c)	2,000,000	2,137,939
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class A3 5.62%, 11/15/30 (a)	1,000,000	1,005,484

Total Commercial Mortgage Backed Securities (cost $9,362,564)		9,746,593

Corporate Bonds 51.1%
Airlines 0.3%
Continental Airlines Pass Through Trust, Series 1997-4, Class B, 6.90%, 01/02/17	308,531	319,329

Beverages 1.4%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 01/15/19	1,000,000	1,320,755

Capital Markets 1.6%
FMR LLC, 7.49%, 06/15/19 (c)	750,000	938,654
Morgan Stanley, 5.50%, 07/28/21	500,000	585,614

		1,524,268

Chemicals 1.0%
Mosaic Global Holdings, Inc., 7.30%, 01/15/28	750,000	991,747

Commercial Banks 6.8%
Bank of America NA, 6.10%, 06/15/17	750,000	867,296
CoBank ACB, 7.88%, 04/16/18 (c)	850,000	1,082,840
HSBC Holdings PLC, 6.80%, 06/01/38	750,000	986,983
Huntington Bancshares, Inc., 7.00%, 12/15/20	500,000	630,008
ING Bank NV, 5.13%, 05/01/15 (c)	1,000,000	1,038,692
Nordea Bank AB, 4.88%, 05/13/21 (c)	1,000,000	1,101,740
Sovereign Bank, 8.75%, 05/30/18	750,000	915,496

		6,623,055

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Communications Equipment 0.5%
Cisco Systems, Inc., 5.50%, 01/15/40	$400,000	$495,454

Computers & Peripherals 1.0%
Digital Equipment Corp., 7.75%, 04/01/23	825,000	1,024,338

Diversified Financial Services 4.5%
General Electric Capital Corp.
5.30%, 02/11/21	500,000	581,239
4.65%, 10/17/21	750,000	857,752
Hyundai Capital Services, Inc., 3.50%, 09/13/17 (c)	1,000,000	1,068,750
JPMorgan Chase & Co., Series 1, 7.90%, 04/30/18 (d)	1,000,000	1,163,750
National Rural Utilities Cooperative Finance Corp., 10.38%, 11/01/18	500,000	728,166

		4,399,657

Diversified Telecommunication Services 1.6%
Qwest Corp., 6.88%, 09/15/33	1,000,000	1,012,500
Verizon Communications, Inc., 5.50%, 04/01/17	500,000	578,317

		1,590,817

Electric Utilities 1.2%
PSEG Power LLC, 5.32%, 09/15/16	1,000,000	1,130,080

Electronic Equipment, Instruments & Components 0.8%
Koninklijke Philips Electronics NV, 5.00%, 03/15/42	650,000	754,286

Energy Equipment & Services 1.2%
Weatherford International Ltd., 6.75%, 09/15/40	1,000,000	1,167,496

Food & Staples Retailing 1.1%
CVS Pass-Through Trust, 6.94%, 01/10/30	878,021	1,109,064

Gas Utilities 3.9%
DCP Midstream Operating LP, 3.88%, 03/15/23	1,000,000	1,021,370
Kinder Morgan Energy Partners LP, 6.95%, 01/15/38	500,000	656,973
Rockies Express Pipeline LLC, 3.90%, 04/15/15 (c)	1,000,000	1,012,500
Sunoco Logistics Partners Operations LP, 5.50%, 02/15/20	1,000,000	1,150,037

		3,840,880

Corporate Bonds (continued)

	Principal Amount	Market Value

Health Care Providers & Services 1.6%
Express Scripts Holding Co., 4.75%, 11/15/21	$500,000	$577,440
Hospira, Inc., 6.05%, 03/30/17	850,000	968,723

		1,546,163

Industrial Conglomerates 1.3%
Eaton Corp., 8.88%, 06/15/19	1,000,000	1,339,107

Insurance 1.9%
Liberty Mutual Group, Inc., 4.95%, 05/01/22 (c)	850,000	946,125
Oil Insurance Ltd., 3.27%, 06/03/13 (c)(d)	1,000,000	895,000

		1,841,125

Media 3.0%
NBCUniversal Enterprise, Inc., 1.97%, 04/15/19 (c)	1,000,000	1,013,010
Time Warner Cable, Inc., 4.00%, 09/01/21	1,000,000	1,081,207
Time Warner, Inc., 3.15%, 07/15/15	750,000	789,212

		2,883,429

Metals & Mining 3.2%
Anglo American Capital PLC, 9.38%, 04/08/19 (c)	550,000	737,366
AngloGold Ashanti Holdings PLC, 5.38%, 04/15/20	500,000	524,174
Barrick Gold Corp., 6.95%, 04/01/19	750,000	908,233
Freeport-McMoRan Copper & Gold, Inc., 2.38%, 03/15/18 (c)	1,000,000	1,008,359

		3,178,132

Multiline Retail 0.8%
Wal-Mart Stores, Inc., 5.63%, 04/15/41	625,000	799,709

Oil, Gas & Consumable Fuels 8.1%
Anadarko Petroleum Corp., 6.95%, 06/15/19	800,000	1,013,056
Devon Energy Corp., 4.00%, 07/15/21	750,000	814,069
Murphy Oil Corp., 3.70%, 12/01/22	1,000,000	996,373
Petrobras International Finance Co., 3.88%, 01/27/16	1,000,000	1,049,722
Pride International, Inc., 6.88%, 08/15/20	1,000,000	1,270,897

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Rowan Cos., Inc., 5.00%, 09/01/17	$1,000,000	$1,116,594
Transocean, Inc., 6.38%, 12/15/21	1,425,000	1,703,389

		7,964,100

Pharmaceuticals 1.0%
AbbVie, Inc., 2.90%, 11/06/22 (c)	1,000,000	1,020,456

Real Estate Investment Trusts (REITs) 2.2%
Highwoods Realty LP, 5.85%, 03/15/17	1,000,000	1,131,675
ProLogis LP, 6.63%, 12/01/19	850,000	1,033,088

		2,164,763

Road & Rail 0.4%
Federal Express Corp. 1993 Pass Through Trust, Series B2, 7.63%, 01/01/15	331,928	354,821

Tobacco 0.7%
Reynolds American, Inc., 7.63%, 06/01/16	600,000	714,556

Total Corporate Bonds (cost $45,896,573)		50,097,587

Municipal Bonds 2.4%
California 1.6%
Northern California Power Agency, Series B, 7.31%, 06/01/40	500,000	648,945
State of California, 5.70%, 11/01/21	750,000	917,370

		1,566,315

District of Columbia 0.8%
Metropolitan Washington Airports Authority, 7.46%, 10/01/46	600,000	781,410

Total Municipal Bonds (cost $2,176,202)		2,347,725

U.S. Government Mortgage Backed Agencies 3.6%
Federal Home Loan Mortgage Corp. Gold Pool
Pool# E01443, 3.50%, 07/01/18	691,358	731,003

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool
Pool# 383661 6.62%, 06/01/16	$1,638,677	$1,854,886
Pool# 386905 5.00%, 04/01/19	848,413	984,688

Total U.S. Government Mortgage Backed Agencies (cost $3,134,202)		3,570,577

U.S. Treasury Bonds 6.6%
U.S. Treasury Inflation Indexed Bonds
2.00%, 01/15/14	3,000,000	3,843,682
2.13%, 01/15/19	2,000,000	2,612,474

Total U.S. Treasury Bonds (cost $6,036,984)		6,456,156

U.S. Treasury Notes 17.1%
U.S. Treasury Notes
3.13%, 01/31/17	2,500,000	2,749,610
0.88%, 04/30/17	10,650,000	10,811,413
2.13%, 08/15/21	2,000,000	2,116,250
2.00%, 02/15/23	1,100,000	1,132,141

Total U.S. Treasury Notes (cost $16,501,960)		16,809,414

Yankee Dollar 0.8%
Oil, Gas & Consumable Fuels 0.8%
Nexen, Inc., 6.40%, 05/15/37	600,000	783,539

Total Yankee Dollar (cost $609,975)		783,539

Mutual Fund 0.5%

	Shares	Market Value

Money Market Fund 0.5%
Fidelity Institutional Money Market Fund - Institutional Class, 0.14% (e)	538,983	538,983

Total Mutual Fund (cost $538,983)		538,983

Total Investments (cost $91,202,557) (f) — 99.2%		97,401,779

Other assets in excess of liabilities — 0.8%		804,332

NET ASSETS — 100.0%		$98,206,111

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Bond Fund (Continued)

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2013. The maturity date represents the actual maturity date.

(b)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at April 30, 2013.

(c)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at April 30, 2013 was $14,001,431 which represents 14.26% of net assets.

(d)	Variable Rate and Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2013. The maturity date reflects the next call date.

(e)	Represents 7-day effective yield as of April 30, 2013.

(f)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

AB	Stock Company

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

NV	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

Nationwide Bond Fund
Assets:
Investments, at value (cost $91,202,557)	$97,401,779
Interest and dividends receivable	811,004
Receivable for capital shares issued	123,345
Prepaid expenses	42,645

Total Assets	98,378,773

Liabilities:
Distributions payable	38,324
Payable for capital shares redeemed	85,674
Accrued expenses and other payables:
Investment advisory fees	8,359
Fund administration fees	11,688
Distribution fees	11,208
Administrative servicing fees	4,269
Accounting and transfer agent fees	2,897
Trustee fees	194
Custodian fees	632
Compliance program costs (Note 3)	68
Professional fees	8,544
Printing fees	524
Other	281

Total Liabilities	172,662

Net Assets	$98,206,111

Represented by:
Capital	$91,716,357
Accumulated distributions in excess of net investment income	(206,297)
Accumulated net realized gains from investment transactions	496,829
Net unrealized appreciation/(depreciation) from investments	6,199,222

Net Assets	$98,206,111

Net Assets:
Class A Shares	$31,298,276
Class B Shares	207,677
Class C Shares	5,505,115
Class R2 Shares	143,860
Institutional Service Class Shares	61,035,661
Institutional Class Shares	15,522

Total	$98,206,111

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,058,156
Class B Shares	20,280
Class C Shares	537,199
Class R2 Shares	14,048
Institutional Service Class Shares	5,955,601
Institutional Class Shares	1,514

Total	9,586,798

Statement of Assets and Liabilities (Continued)

April 30, 2013 (Unaudited)

Nationwide Bond Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.23
Class B Shares (a)	$10.24
Class C Shares (b)	$10.25
Class R2 Shares	$10.24
Institutional Service Class Shares	$10.25
Institutional Class Shares	$10.25
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.68

Maximum Sales Charge:
Class A Shares	4.25%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Period Ended April 30, 2013 (Unaudited)

Nationwide Bond Fund
INVESTMENT INCOME:
Interest income	$1,799,293
Dividend income	1,495

Total Income	1,800,788

EXPENSES:
Investment advisory fees	241,736
Fund administration fees	70,722
Distribution fees Class A	37,665
Distribution fees Class B	1,214
Distribution fees Class C	26,589
Distribution fees Class R2	341
Administrative servicing fees Class A	9,479
Administrative servicing fees Institutional Service Class	11,436
Registration and filing fees	32,995
Professional fees	18,001
Printing fees	14,086
Trustee fees	1,743
Custodian fees	1,779
Accounting and transfer agent fees	25,161
Compliance program costs (Note 3)	190
Other	7,564

Total expenses before earnings credit and expenses reimbursed	500,701

Earnings credit (Note 5)	(58)
Expenses reimbursed by adviser (Note 3)	(147,942)

Net Expenses	352,701

NET INVESTMENT INCOME	1,448,087

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	497,731
Net change in unrealized appreciation/(depreciation) from investments	9,663

Net realized/unrealized gains from investments	507,394

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,955,481

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Bond Fund
	Six Months Ended April 30, 2013 (Unaudited)			Year Ended October 31, 2012
Operations:
Net investment income	$1,448,087			$3,050,997
Net realized gains from investment transactions	497,731			1,164,015
Net change in unrealized appreciation/(depreciation) from investments	9,663			2,855,815

Change in net assets resulting from operations	1,955,481			7,070,827

Distributions to Shareholders From:
Net investment income:
Class A	(447,991)			(779,795)
Class B	(2,763)			(12,868)
Class C	(60,642)			(106,581)
Class R2	(1,900)			(6,353)
Institutional Service Class (a)	(985,447)			(2,225,736)
Institutional Class	(143)	(b	)	–
Net realized gains:
Class A	(341,033)			(455,558)
Class B	(2,362)			(15,808)
Class C	(58,740)			(82,041)
Class R2	(1,489)			(6,555)
Institutional Service Class (a)	(681,425)			(1,414,825)
Institutional Class	(110)	(b	)	–

Change in net assets from shareholder distributions	(2,584,045)			(5,106,120)

Change in net assets from capital transactions	97,256			8,607,211

Change in net assets	(531,308)			10,571,918

Net Assets:
Beginning of period	98,737,419			88,165,501

End of period	$98,206,111			$98,737,419

Accumulated distributions in excess of net investment income at end of period	$(206,297)			$(155,498)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$6,197,031			$13,981,460
Dividends reinvested	673,900			1,049,435
Cost of shares redeemed	(5,343,701)			(5,509,605)

Total Class A Shares	1,527,230			9,521,290

Class B Shares
Proceeds from shares issued	64,180			20,234
Dividends reinvested	1,601			6,057
Cost of shares redeemed	(95,544)			(492,737)

Total Class B Shares	(29,763)			(466,446)

Class C Shares
Proceeds from shares issued	632,128			2,403,284
Dividends reinvested	77,205			94,626
Cost of shares redeemed	(406,519)			(841,667)

Total Class C Shares	302,814			1,656,243

(a)	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.
(b)	For the period from December 7, 2012 (commencement of operations) through April 30, 2013.

Statements of Changes in Net Assets (Continued)

	Nationwide Bond Fund
	Six Months Ended April 30, 2013 (Unaudited)			Year Ended October 31, 2012
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$11,586			$37,512
Dividends reinvested	30			2,350
Cost of shares redeemed	–			(265,052)

Total Class R2 Shares	11,616			(225,190)

Institutional Service Class Shares (a)
Proceeds from shares issued	2,360,266			5,309,873
Dividends reinvested	1,491,663			3,277,970
Cost of shares redeemed	(5,582,126)			(10,466,529)

Total Institutional Service Class Shares	(1,730,197)			(1,878,686)

Institutional Class Shares
Proceeds from shares issued	15,303	(b	)	–
Dividends reinvested	253	(b	)	–
Cost of shares redeemed	–	(b	)	–

Total Institutional Class Shares	15,556	(b	)	–

Change in net assets from capital transactions	$97,256			$8,607,211

SHARE TRANSACTIONS:
Class A Shares
Issued	607,749			1,389,847
Reinvested	66,220			104,982
Redeemed	(524,768)			(546,188)

Total Class A Shares	149,201			948,641

Class B Shares
Issued	6,296			2,018
Reinvested	157			608
Redeemed	(9,325)			(49,044)

Total Class B Shares	(2,872)			(46,418)

Class C Shares
Issued	61,781			238,554
Reinvested	7,573			9,456
Redeemed	(39,779)			(83,539)

Total Class C Shares	29,575			164,471

Class R2 Shares
Issued	1,136			3,752
Reinvested	3			237
Redeemed	–			(26,415)

Total Class R2 Shares	1,139			(22,426)

(a)	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.
(b)	For the period from December 7, 2012 (commencement of operations) through April 30, 2013.

Statements of Changes in Net Assets (Continued)

	Nationwide Bond Fund
	Six Months Ended April 30, 2013 (Unaudited)		Year Ended October 31, 2012
SHARE TRANSACTIONS: (continued)
Institutional Service Class Shares (a)
Issued	231,560		527,380
Reinvested	146,385		328,090
Redeemed	(546,556)		(1,039,330)

Total Institutional Service Class Shares	(168,611)		(183,860)

Institutional Class Shares
Issued	1,489	(b)	–
Reinvested	25	(b)	–
Redeemed	–	(b)	–

Total Institutional Class Shares	1,514	(b)	–

Total change in shares	9,946		860,408

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.
(b)	For the period from December 7, 2012 (commencement of operations) through April 30, 2013.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bond Fund

		Operations					Distributions								Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments		Total from Operations		Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period		Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$10.30	0.14	0.05		0.19		(0.15)	(0.11)	(0.26)	–	$10.23		1.92%		$31,298,276	0.86%	2.86%	1.17%	11.39%
Year Ended October 31, 2012 (f)	$10.10	0.32	0.44		0.76		(0.33)	(0.23)	(0.56)	–	$10.30		7.77%		$29,964,061	0.94%	3.15%	1.15%	33.95%
Year Ended October 31, 2011 (f)	$10.22	0.34	0.04		0.38		(0.35)	(0.15)	(0.50)	–	$10.10		3.95%		$19,808,612	1.05%	3.44%	1.17%	56.39%
Year Ended October 31, 2010 (f)	$9.63	0.36	0.61	(g)	0.97	(g)	(0.38)	–	(0.38)	–	$10.22	(g)	10.35%		$18,463,683	1.10%	3.67%	1.20%	41.08%
Year Ended October 31, 2009 (f)	$8.69	0.47	0.94		1.41		(0.46)	(0.01)	(0.47)	–	$9.63		16.72%		$15,594,506	1.22%	5.18%	1.32%	61.11%
Year Ended October 31, 2008	$9.52	0.43	(0.83)		(0.40)		(0.43)	–	(0.43)	–	$8.69		(4.44%	)	$12,867,795	1.11%	4.58%	1.11%	68.51%

Class B Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$10.31	0.11	0.05		0.16		(0.12)	(0.11)	(0.23)	–	$10.24		1.57%		$207,677	1.55%	2.17%	1.86%	11.39%
Year Ended October 31, 2012 (f)	$10.11	0.26	0.43		0.69		(0.26)	(0.23)	(0.49)	–	$10.31		7.06%		$238,611	1.65%	2.57%	1.83%	33.95%
Year Ended October 31, 2011 (f)	$10.22	0.27	0.05		0.32		(0.28)	(0.15)	(0.43)	–	$10.11		3.33%		$703,391	1.75%	2.74%	1.88%	56.39%
Year Ended October 31, 2010 (f)	$9.63	0.30	0.61	(g)	0.91	(g)	(0.32)	–	(0.32)	–	$10.22	(g)	9.58%		$652,905	1.75%	3.02%	1.85%	41.08%
Year Ended October 31, 2009 (f)	$8.69	0.41	0.95		1.36		(0.41)	(0.01)	(0.42)	–	$9.63		16.03%		$661,509	1.79%	4.59%	1.90%	61.11%
Year Ended October 31, 2008	$9.52	0.37	(0.83)		(0.46)		(0.37)	–	(0.37)	–	$8.69		(5.08%	)	$406,247	1.80%	3.89%	1.80%	68.51%

Class C Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$10.31	0.11	0.06		0.17		(0.12)	(0.11)	(0.23)	–	$10.25		1.67%		$5,505,115	1.55%	2.17%	1.85%	11.39%
Year Ended October 31, 2012 (f)	$10.12	0.25	0.43		0.68		(0.26)	(0.23)	(0.49)	–	$10.31		6.95%		$5,235,401	1.61%	2.48%	1.81%	33.95%
Year Ended October 31, 2011 (f)	$10.23	0.27	0.05		0.32		(0.28)	(0.15)	(0.43)	–	$10.12		3.33%		$3,471,796	1.75%	2.74%	1.88%	56.39%
Year Ended October 31, 2010 (f)	$9.64	0.30	0.61	(g)	0.91	(g)	(0.32)	–	(0.32)	–	$10.23	(g)	9.58%		$4,223,345	1.75%	3.01%	1.85%	41.08%
Year Ended October 31, 2009 (f)	$8.70	0.42	0.94		1.36		(0.41)	(0.01)	(0.42)	–	$9.64		16.05%		$3,334,007	1.77%	4.61%	1.91%	61.11%
Year Ended October 31, 2008	$9.53	0.37	(0.83)		(0.46)		(0.37)	–	(0.37)	–	$8.70		(5.07%	)	$2,270,713	1.78%	3.93%	1.78%	68.51%

Class R2 Shares (h)
Six Months Ended April 30, 2013 (f) (Unaudited)	$10.31	0.14	0.04		0.18		(0.14)	(0.11)	(0.25)	–	$10.24		1.92%		$143,860	1.05%	2.68%	1.36%	11.39%
Year Ended October 31, 2012 (f)	$10.11	0.30	0.44		0.74		(0.31)	(0.23)	(0.54)	–	$10.31		7.46%		$133,041	1.20%	2.97%	1.38%	33.95%
Year Ended October 31, 2011 (f)	$10.22	0.31	0.05		0.36		(0.32)	(0.15)	(0.47)	–	$10.11		3.69%		$357,141	1.40%	3.07%	1.53%	56.39%
Year Ended October 31, 2010 (f)	$9.63	0.33	0.61	(g)	0.94	(g)	(0.35)	–	(0.35)	–	$10.22	(g)	9.90%		$216,857	1.40%	3.36%	1.50%	41.08%
Year Ended October 31, 2009 (f)	$8.70	0.45	0.93		1.38		(0.44)	(0.01)	(0.45)	–	$9.63		16.38%		$153,535	1.49%	4.92%	1.61%	61.11%
Year Ended October 31, 2008	$9.53	0.42	(0.83)		(0.41)		(0.42)	–	(0.42)	–	$8.70		(4.60%	)	$67,400	1.31%	4.38%	1.31%	68.51%

Amounts designated as “ – ” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Reflects non-material corrections to October 31, 2010 amounts and net asset value. The related shareholder transactions and net asset values were processed correctly.
(h)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(i)	Effective August 1, 2012, Class D shares were renamed Institutional Service Class Shares.
(j)	For the period from December 7, 2012 (commencement of operations) through April 30, 2013.

Financial Highlights (Continued)

Selected data for each share of capital outstanding throughout the periods indicated

		Operations					Distributions								Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments		Total from Operations		Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period		Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Institutional Service Class Shares (i)
Six Months Ended April 30, 2013 (f) (Unaudited)	$10.31	0.16	0.05		0.21		(0.16)	(0.11)	(0.27)	–	$10.25		2.15%		$61,035,661	0.59%	3.13%	0.89%	11.39%
Year Ended October 31, 2012 (f)	$10.12	0.35	0.43		0.78		(0.36)	(0.23)	(0.59)	–	$10.31		7.97%		$63,166,305	0.66%	3.45%	0.87%	33.95%
Year Ended October 31, 2011 (f)	$10.23	0.37	0.05		0.42		(0.38)	(0.15)	(0.53)	–	$10.12		4.31%		$63,824,561	0.79%	3.69%	0.92%	56.39%
Year Ended October 31, 2010 (f)	$9.64	0.39	0.62	(g)	1.01	(g)	(0.42)	–	(0.42)	–	$10.23	(g)	10.59%		$67,283,180	0.79%	3.98%	0.89%	41.08%
Year Ended October 31, 2009 (f)	$8.70	0.50	0.95		1.45		(0.50)	(0.01)	(0.51)	–	$9.64		17.22%		$67,205,223	0.86%	5.51%	0.96%	61.11%
Year Ended October 31, 2008	$9.53	0.46	(0.83)		(0.37)		(0.46)	–	(0.46)	–	$8.70		(4.16%	)	$63,129,602	0.82%	4.85%	0.82%	68.51%

Institutional Class Shares (j)
Six Months Ended April 30, 2013 (f) (Unaudited)	$10.32	0.16	0.01		0.17		(0.13)	(0.11)	(0.24)	–	$10.25		1.72%		$15,522	0.55%	3.18%	0.87%	11.39%

Amounts designated as “ – ” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Reflects non-material corrections to October 31, 2010 amounts and net asset value. The related shareholder transactions and net asset values were processed correctly.
(h)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(i)	Effective August 1, 2012, Class D shares were renamed Institutional Service Class Shares.
(j)	For the period from December 7, 2012 (commencement of operations) through April 30, 2013.

The accompanying notes are an integral part of these financial statements.

Nationwide Core Plus Bond Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the semiannual period ended April 30, 2013, the Nationwide Core Plus Bond Fund (Institutional Class) returned 2.39%* versus 0.90% for its benchmark, the Barclays U.S. Aggregate Bond Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Corporate Debt Funds BBB-Rated (consisting of 180 funds as of April 30, 2013) was 2.43% for the same time period.

*Performance prior to the Fund’s inception on April 22, 2013, is based on the performance of the Fund’s predecessor fund, the TS&W Fixed Income Portfolio, a former series of The Advisors’ Inner Circle Fund.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

During the reporting period, the Fund’s overweight positions relative to its benchmark in high-yield corporate bonds and investment-grade bonds were the greatest contributors to Fund performance relative to the Fund’s benchmark. Both security types outperformed due to a narrowing of the spread in yield between differing debt instruments as investors felt more comfortable taking on risk. The Federal Reserve continued to buy U.S. Treasurys and mortgage-backed securities, which helped to keep interest rates low. The market anticipates that the Fed will continue this process for the foreseeable future, providing the opportunity for investors to move into higher-yielding securities in this low-interest-rate environment.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

The most significant detractors from Fund performance relative to the Fund’s benchmark during the reporting period were the Fund’s underweight positions versus its benchmark in Agency mortgage-backed securities and U.S. Treasurys.

There were no significant detractors from Fund performance relative to the Fund’s benchmark during the reporting period. Agency mortgage-backed securities underperformed due to increased prepayment speeds particularly on premium securities, causing higher principal repayment and redeployment into lower-yielding securities. U.S. Treasury bonds underperformed as investors found better opportunities in higher-yielding corporate bonds. The Fund was underweight in both U.S. Treasury bonds and Agency mortgage-backed securities. For the semiannual period ended April 30, 2013 investment-grade coporate bonds returned 1.65%, high-yield bonds returned 7.26%, while U.S. Treasurys returned 0.87% and Agency mortgage-backed securities returned 0.38%.

Subadviser:

Thompson, Siegel & Walmsley LLC

Portfolio Manager:

William M. Bellamy, CFA

Fund Performance	Nationwide Core Plus Bond Fund

Average Annual Total Return

(For periods ended April 30, 2013)

		Six Months*	1 Yr.	5 Yr.	10 Yr.
Class A1	w/o SC2	0.24%	N/A	N/A	N/A
	w/ SC3	(4.05)%	N/A	N/A	N/A
Institutional Service Class[1,4]		0.24%	N/A	N/A	N/A
Institutional Class[4]		2.39%	7.45%	6.63%	5.14%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

N/A	— Not Applicable.

[1]	Since inception date April 24, 2013.

[2]	These returns do not reflect the effects of SCs.

[3]	A 4.25% front-end sales charge was deducted.

[4]	Not subject to any sales charges.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.30%	1.20%
Institutional Service Class	1.05%	0.95%
Institutional Class	0.80%	0.70%
*	Current effective prospectus dated April 22, 2013. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2015. Please see the Fund's most recent prospectus for details.

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Class shares of the Nationwide Core Plus Bond Fund versus the Barclays U.S. Aggregate Bond Index(a) and the Consumer Price Index (CPI)(b) over the ten-year period ended 4/30/13. Fund performance prior to the Fund’s inception on 4/22/13 is based on the Fund’s predecessor Fund, the TS&W Fixed Income Portfolio, a former series of The Advisors’ Inner Circle Fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The Barclays U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Shareholder Expense Example	Nationwide Core Plus Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2012) and continued to hold your shares at the end of the reporting period (April 30, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2012 through April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2012 through April 30, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2013

Nationwide Core Plus Bond Fund			Beginning Account Value ($) 11/01/12	Ending Account Value ($) 04/30/13	Expenses Paid During Period ($) 11/01/12 - 04/30/13[a]	Expense Ratio During Period (%) 11/01/12 - 04/30/13[a]
Class A Shares	Actual	[b]	1,000.00	1,002.40	0.16	0.95
	Hypothetical	[c]	1,000.00	1,000.67	0.16	0.95
Institutional Service Class Shares	Actual	[b]	1,000.00	1,002.40	0.12	0.70
	Hypothetical	[c]	1,000.00	1,000.71	0.12	0.70
Institutional Class Shares	Actual		1,000.00	1,023.90	3.76	0.75
	Hypothetical	[c]	1,000.00	1,021.08	3.76	0.75

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2012 through April 30, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	For the period from April 25, 2013 (commencement of operations) through April 30, 2013.

[c]	Represents the hypothetical 5% return before expenses.

Portfolio Summary	Nationwide Core Plus Bond Fund

April 30, 2013 (Unaudited)

Asset Allocation †
Corporate Bonds	56.3%
U.S. Government Mortgage Backed Agencies	22.7%
Preferred Stocks	5.9%
U.S. Treasury Notes	5.1%
U.S. Government Sponsored & Agency Obligations	3.8%
Mutual Fund	3.6%
Commercial Mortgage Backed Securities	2.5%
Yankee Dollars	1.5%
U.S. Treasury Bill	0.7%
U.S. Treasury Bond	0.4%
Liabilities in excess of other assets	(2.5)%

100.0%

Top Industries ††
Insurance	13.5%
Diversified Financial Services	8.1%
Capital Markets	3.8%
Specialty Retail	3.7%
Oil, Gas & Consumable Fuels	3.6%
Food Products	3.2%
Wireless Telecommunication Services	2.8%
Real Estate Investment Trusts (REITs)	2.5%
Diversified Telecommunication Services	1.8%
Airlines	1.5%
Other Industries	55.5%

100.0%

Top Holdings ††
Federal Home Loan Mortgage Corp. Gold Pool, 3.50%, 07/01/42	4.3%
Federal National Mortgage Association Pool, 3.00%, 10/01/32	3.8%
Fidelity Institutional Money Market Fund — Institutional Class	3.5%
Federal Home Loan Mortgage Corp. Gold Pool, 3.00%, 03/01/43	3.5%
U.S. Treasury Notes, 1.75%, 05/31/16	2.8%
Federal National Mortgage Association Pool, 3.00%, 09/01/32	2.6%
Federal Home Loan Mortgage Corp. Gold Pool, 3.00%, 10/01/41	2.4%
Government National Mortgage Association I Pool, 3.50%, 03/15/43	2.2%
Cellco Partnership/Verizon Wireless Capital LLC, 7.38%, 11/15/13	2.2%
Federal Home Loan Mortgage Corp., 2.50%, 10/02/19	2.0%
Other Holdings	70.7%

100.0%

†	Percentages indicated are based upon net assets as of April 30, 2013.

††	Percentages indicated are based upon total investments as of April 30, 2013.

The accompanying notes are an integral part of these financial statements.

Statement of Investments

April 30, 2013 (Unaudited)

Nationwide Core Plus Bond Fund

Commercial Mortgage Backed Securities 2.5%

	Principal Amount	Market Value

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Class A3 2.48%, 12/15/47	$1,015,000	$1,044,539
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C5, Class A2 3.15%, 08/15/46	735,000	785,585

Total Commercial Mortgage Backed Securities (cost $1,779,504)		1,830,124

Corporate Bonds 56.3%
Aerospace & Defense 0.6%
Triumph Group, Inc., 8.00%, 11/15/17	375,000	401,250

Airlines 1.5%
Air Canada, 9.25%, 08/01/15 (a)	500,000	531,250
Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.82%, 08/10/22	498,164	577,871

		1,109,121

Auto Components 0.8%
Cooper Tire & Rubber Co., 8.00%, 12/15/19	500,000	577,500

Automobiles 1.1%
Oshkosh Corp., 8.25%, 03/01/17	700,000	763,000

Capital Markets 4.0%
Goldman Sachs Group, Inc. (The), 5.25%, 07/27/21	440,000	507,388
Jefferies Group LLC, 5.13%, 01/20/23	350,000	379,211
Morgan Stanley, 6.63%, 04/01/18	850,000	1,018,789
Raymond James Financial, Inc., 8.60%, 08/15/19	730,000	945,347

		2,850,735

Commercial Services & Supplies 1.0%
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC, 8.88%, 03/15/18	669,000	715,845

Computers & Peripherals 0.7%
Apple, Inc., 2.40%, 05/03/23	470,000	469,375

Corporate Bonds (continued)

	Principal Amount	Market Value

Consumer Finance 1.1%
Aircastle Ltd.
9.75%, 08/01/18	$450,000	$513,000
6.25%, 12/01/19	250,000	278,750

		791,750

Diversified Financial Services 8.3%
Bank of America Corp., 1.50%, 10/09/15	1,000,000	1,006,008
Citigroup, Inc., 5.85%, 07/02/13	1,350,000	1,362,013
General Electric Capital Corp., 5.30%, 02/11/21	500,000	581,239
Goldman Sachs Capital II, 4.00%, 06/01/43 (b)	500,000	426,250
JPMorgan Chase & Co., 2.00%, 08/15/17	1,000,000	1,024,322
National Rural Utilities Cooperative Finance Corp., 10.38%, 11/01/18	500,000	728,166
Western Union Co. (The), 5.93%, 10/01/16	770,000	862,956

		5,990,954

Diversified Telecommunication Services 1.4%
Corning, Inc., 7.25%, 08/15/36	350,000	458,850
Frontier Communications Corp., 8.50%, 04/15/20	500,000	575,000

		1,033,850

Electric Utilities 1.4%
PPL Energy Supply LLC, 6.30%, 07/15/13	1,000,000	1,011,053

Electrical Equipment 0.5%
Kemet Corp., 10.50%, 05/01/18	350,000	365,750

Food Products 3.2%
ConAgra Foods, Inc., 5.88%, 04/15/14	1,180,000	1,237,436
Hershey Co. (The), 5.45%, 09/01/16	860,000	990,626
Wells Enterprises, Inc., 6.75%, 02/01/20 (a)	100,000	108,250

		2,336,312

Health Care Providers & Services 0.5%
Health Net, Inc., 6.38%, 06/01/17	365,000	392,153

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Core Plus Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Hotels, Restaurants & Leisure 0.9%
Graton Economic Development Authority, 9.63%, 09/01/19 (a)	$575,000	$649,750

Household Durables 0.7%
NVR, Inc., 3.95%, 09/15/22	500,000	524,542

Household Products 0.9%
Tupperware Brands Corp., 4.75%, 06/01/21	635,000	680,936

Information Technology Services 0.6%
Dun & Bradstreet Corp. (The), 3.25%, 12/01/17	400,000	415,135

Insurance 9.8%
Aflac, Inc., 8.50%, 05/15/19	525,000	712,239
American International Group, Inc., 5.60%, 10/18/16	800,000	910,891
Aspen Insurance Holdings Ltd., 6.00%, 08/15/14	1,025,000	1,085,967
Genworth Financial, Inc., 5.75%, 06/15/14	500,000	526,605
Markel Corp., 7.13%, 09/30/19	915,000	1,131,565
RenRe North America Holdings, Inc., 5.75%, 03/15/20	850,000	980,079
Torchmark Corp., 9.25%, 06/15/19	710,000	965,635
Willis North America, Inc., 6.20%, 03/28/17	684,000	782,665

		7,095,646

Media 0.8%
Regal Entertainment Group, 9.13%, 08/15/18	500,000	560,000

Metals & Mining 0.9%
Alcoa, Inc., 6.00%, 07/15/13	518,000	523,735
Arch Coal, Inc., 7.25%, 10/01/20	160,000	145,600

		669,335

Multi-Utilities & Unregulated Power 1.0%
NRG Energy, Inc., 8.50%, 06/15/19	620,000	684,325

Office Electronics 1.0%
Pitney Bowes, Inc., 5.60%, 03/15/18	665,000	732,822

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels 3.7%
McMoRan Exploration Co., 11.88%, 11/15/14	$415,000	$437,825
Stone Energy Corp., 8.63%, 02/01/17	575,000	621,000
Tesoro Corp., 9.75%, 06/01/19	720,000	808,200
Valero Energy Corp., 7.50%, 04/15/32	600,000	797,226

		2,664,251

Real Estate Investment Trusts (REITs) 1.6%
Healthcare Realty Trust, Inc., 3.75%, 04/15/23	500,000	509,344
Simon Property Group LP, 10.35%, 04/01/19	435,000	635,242

		1,144,586

Real Estate Management & Development 1.2%
CBRE Services, Inc., 11.63%, 06/15/17	300,000	322,500
Jones Lang LaSalle, Inc., 4.40%, 11/15/22	500,000	530,160

		852,660

Road & Rail 0.5%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 8.25%, 01/15/19	295,000	328,187

Specialty Retail 3.8%
AutoZone, Inc., 4.00%, 11/15/20	455,000	495,231
Foot Locker, Inc., 8.50%, 01/15/22	990,000	1,153,350
O’Reilly Automotive, Inc., 4.63%, 09/15/21	1,000,000	1,119,800

		2,768,381

Wireless Telecommunication Services 2.8%
Cellco Partnership/Verizon Wireless Capital LLC, 7.38%, 11/15/13	1,565,000	1,621,392
MetroPCS Wireless, Inc., 6.63%, 11/15/20	400,000	432,000

		2,053,392

Total Corporate Bonds (cost $38,275,439)		40,632,596

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Core Plus Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies 22.7%

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool
Pool# J14732 4.00%, 03/01/26	$1,134,490	$1,203,313
Pool# C91149 6.00%, 01/01/28	112,812	125,760
Pool# G01616 6.00%, 07/01/33	61,545	69,107
Pool# G08087 6.00%, 10/01/35	180,232	198,361
Pool# C03685 3.00%, 10/01/41	1,683,722	1,755,215
Pool# Q09481 3.50%, 07/01/42	1,721,008	1,829,915
Pool# T60798 3.50%, 07/01/42	1,322,568	1,376,504
Pool# G08524 3.00%, 03/01/43	2,494,627	2,600,551
Federal National Mortgage Association Pool
Pool# AE7758
Pool# AL0578 3.50%, 08/01/26	622,728	661,332
Pool# MA1165 3.00%, 09/01/32	1,847,331	1,943,883
Pool# MA1200 3.00%, 10/01/32	2,680,758	2,820,869
Pool# 730969 5.00%, 08/01/33	191,787	208,913
Pool# 995245
Government National Mortgage Association I Pool Pool# AD8801, 3.50%, 03/15/43	1,495,596	1,630,141

Total U.S. Government Mortgage Backed Agencies (cost $16,233,975)		16,423,864

U.S. Government Sponsored & Agency Obligations 3.8%
Federal Home Loan Mortgage Corp.
1.00%, 11/28/17	900,000	900,512
2.50%, 10/02/19	1,400,000	1,439,431
Federal National Mortgage Association 1.75%, 11/20/20	385,000	385,117

Total U.S. Government Sponsored & Agency Obligations (cost $2,732,939)		2,725,060

U.S. Treasury Bill 0.7%

	Principal Amount	Market Value

U.S. Treasury Bill, 0.00%, 05/16/13	$500,000	$499,992

Total U.S. Treasury Bill (cost $499,993)		499,992

U.S. Treasury Bond 0.4%

U.S. Treasury Bond, 2.75%, 08/15/42	335,000	325,264

Total U.S. Treasury Bond (cost $334,321)		325,264

U.S. Treasury Notes 5.1%
U.S. Treasury Notes
1.25%, 10/31/15	1,000,000	1,024,375
1.75%, 05/31/16	1,975,000	2,060,480
4.00%, 08/15/18	500,000	585,860

Total U.S. Treasury Notes (cost $3,584,787)		3,670,715

Yankee Dollars 1.5%
Chemicals 0.8%
Methanex Corp., 6.00%, 08/15/15	500,000	541,250

Insurance 0.7%
Montpelier Re Holdings Ltd., 4.70%, 10/15/22	500,000	522,296

Total Yankee Dollars (cost $1,003,615)		1,063,546

Preferred Stocks 5.9%

	Shares	Market Value

Consumer Finance 0.2%
Discover Financial Services, 6.50%, 12/01/17 (c)	5,000	132,700

Diversified Telecommunication Services 0.4%
Qwest Corp., 7.00%, 07/01/17 (c)	10,500	285,390

Insurance 3.3%
Allianz SE, 8.38%, 06/15/13 (c)	40,000	1,011,252
Aspen Insurance Holdings Ltd., 7.25%, 07/01/17 (c)	5,510	150,313
Endurance Specialty Holdings Ltd., 7.75%, 12/15/15 (c)	25,000	696,250

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Core Plus Bond Fund (Continued)

Preferred Stocks (continued)

	Shares	Market Value

Insurance (continued)
Montpelier Re Holdings Ltd., 8.88%, 05/10/16 (c)	17,500	$487,900

		2,345,715

Multi-Utilities 0.8%
Dominion Resources, Inc., 8.38%, 06/15/14 (c)	20,000	543,000

Real Estate Investment Trusts (REITs) 1.0%
Annaly Capital Management, Inc., 7.63%, 05/16/17 (c)	10,000	259,000
DuPont Fabros Technology, Inc., 7.63%, 03/15/16 (c)	18,445	492,666

		751,666

Thrifts & Mortgage Finance 0.2%
Federal Home Loan Mortgage Corp., 8.38%, 12/31/17* (c)(d)	35,000	165,900

Total Preferred Stocks (cost $4,826,408)		4,224,371

Mutual Fund 3.6%
Money Market Fund 3.6%
Fidelity Institutional Money Market Fund —Institutional Class, 0.14% (e)	2,616,084	2,616,084

Total Mutual Fund (cost $2,616,084)		2,616,084

Total Investments (cost $71,887,065) (f) — 102.5%		74,011,616

Liabilities in excess of other assets — (2.5)%		(1,821,035)

NET ASSETS — 100.0%		$72,190,581

*	Denotes a non-income producing security.

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at April 30, 2013 was $1,289,250 which represents 1.79% of net assets.

(b)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2013. The maturity date represents the actual maturity date.
(c)	The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is currently in effect as of April 30, 2013.

(d)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2013.

(e)	Represents 7-day effective yield as of April 30, 2013.

(f)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

REIT	Real Estate Investment Trust

SE	European Public Limited Liability Company

ULC	Unlimited Liability Company

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

Nationwide Core Plus Bond Fund
Assets:
Investments, at value (cost $71,887,065)	$74,011,616
Cash	85,296
Interest and dividends receivable	690,406
Receivable for capital shares issued	30

Total Assets	74,787,348

Liabilities:
Payable for investments purchased	2,541,586
Distributions payable	4,529
Payable for capital shares redeemed	9,397
Accrued expenses and other payables:
Investment advisory fees	4,255
Fund administration fees	9,318
Accounting and transfer agent fees	3,289
Trustee fees	3,565
Custodian fees	776
Compliance program costs (Note 3)	41
Professional fees	12,524
Printing fees	6,748
Other	739

Total Liabilities	2,596,767

Net Assets	$72,190,581

Represented by:
Capital	$69,555,851
Accumulated undistributed net investment income	10,687
Accumulated net realized gains from investment transactions	499,492
Net unrealized appreciation/(depreciation) from investments	2,124,551

Net Assets	$72,190,581

Net Assets:
Class A Shares	$10,022
Institutional Service Class Shares	10,022
Institutional Class Shares	72,170,537

Total	$72,190,581

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	953
Institutional Service Class Shares	953
Institutional Class Shares	6,858,811

Total	6,860,717

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.52
Institutional Service Class Shares	$10.52
Institutional Class Shares	$10.52
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.99

Maximum Sales Charge:
Class A Shares	4.25%

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Six Months Ended April 30, 2013 (Unaudited)

Nationwide Core Plus Bond Fund
INVESTMENT INCOME:
Interest income	$1,091,628
Dividend income	165,198

Total Income	1,256,826

EXPENSES:
Investment advisory fees	156,563
Fund administration fees	103,084
Registration and filing fees	17,418
Professional fees	21,550
Printing fees	10,088
Trustee fees	7,275
Custodian fees	2,552
Accounting and transfer agent fees	41,749
Compliance program costs (Note 3)	2,789
Other	5,916

Total expenses before earnings credit, cash management credits, and expenses reimbursed	368,984

Earnings credit (Note 5)	(109)
Cash management credits (Note 5)	(4)
Expenses reimbursed by adviser (Note 3)	(108,814)

Net Expenses	260,057

NET INVESTMENT INCOME	996,769

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	500,413
Net change in unrealized appreciation/(depreciation) from investments	167,350

Net realized/unrealized gains from investments	667,763

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,664,532

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Core Plus Bond Fund
	Six Months Ended April 30, 2013 (Unaudited)		Year Ended October 31, 2012
Operations:
Net investment income	$996,769		$2,327,067
Net realized gains from investment transactions	500,413		1,696,203
Net change in unrealized appreciation/(depreciation) from investments	167,350		1,513,550

Change in net assets resulting from operations	1,664,532		5,536,820

Distributions to Shareholders From:
Net investment income:
Class A	(5	) (a)	–
Institutional Service Class	(5	) (a)	–
Institutional Class	(1,064,264)		(2,523,593)
Net realized gains:
Class A	–	(a)	–
Institutional Service Class	–	(a)	–
Institutional Class	(1,486,644)		(1,031,988)

Change in net assets from shareholder distributions	(2,550,918)		(3,555,581)

Change in net assets from capital transactions	4,172,989		5,494,812

Change in net assets	3,286,603		7,476,051

Net Assets:
Beginning of period	68,903,978		61,427,927

End of period	$72,190,581		$68,903,978

Accumulated undistributed net investment income at end of period	$10,687		$78,192

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$10,000	(a)	$–
Dividends reinvested	5	(a)	–
Cost of shares redeemed	–	(a)	–

Total Class A Shares	10,005	(a)	–

Institutional Service Class Shares
Proceeds from shares issued	10,000	(a)	–
Dividends reinvested	5	(a)	–
Cost of shares redeemed	–	(a)	–

Total Institutional Service Class Shares	10,005	(a)	–

Institutional Class Shares
Proceeds from shares issued	5,446,126		10,537,539
Dividends reinvested	2,361,150		3,280,884
Cost of shares redeemed	(3,654,297)		(8,323,611)

Total Institutional Class Shares	4,152,979		5,494,812

Change in net assets from capital transactions	$4,172,989		$5,494,812

(a)	For the period from April 25, 2013 (commencement of operations) through April 30, 2013.

Statements of Changes in Net Assets (Continued)

	Nationwide Core Plus Bond Fund
	Six Months Ended April 30, 2013 (Unaudited)		Year Ended October 31, 2012
SHARE TRANSACTIONS:
Class A Shares
Issued	953	(a)	–
Reinvested	–	(a)	–
Redeemed	–	(a)	–

Total Class A Shares	953	(a)	–

Institutional Service Class Shares
Issued	953	(a)	–
Reinvested	–	(a)	–
Redeemed	–	(a)	–

Total Institutional Service Class Shares	953	(a)	–

Institutional Class Shares
Issued	521,006		1,018,049
Reinvested	226,267		318,353
Redeemed	(349,464)		(806,545)

Total Institutional Class Shares	397,809		529,857

Total change in shares	399,715		529,857

Amounts designated as “–” are zero or have been rounded to zero.

(a)	For the period from April 25, 2013 (commencement of operations) through April 30, 2013.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Core Plus Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)	Portfolio Turnover (d)
Class A Shares
Period Ended April 30, 2013 (e)(f) (Unaudited)	$10.50	–	0.03	0.03	(0.01)	–	(0.01)	$10.52	0.24%		$10,022	0.95%	2.39%	1.06%	40.38%

Institutional Service Class Shares
Period Ended April 30, 2013 (e)(f) (Unaudited)	$10.50	–	0.03	0.03	(0.01)	–	(0.01)	$10.52	0.24%		$10,022	0.70%	2.62%	0.84%	40.38%

Institutional Class Shares
Six Months Ended April 30, 2013 (e) (Unaudited)	$10.66	0.15	0.10	0.25	(0.16)	(0.23)	(0.39)	$10.52	2.39%		$72,170,537	0.75%	2.88%	1.06%	40.38%
Year Ended October 31, 2012 (e)	$10.36	0.38	0.51	0.89	(0.41)	(0.18)	(0.59)	$10.66	8.88%		$68,903,978	0.75%	3.63%	1.04%	104.00%
Year Ended October 31, 2011 (e)	$10.61	0.44	(0.05)	0.39	(0.46)	(0.18)	(0.64)	$10.36	3.91%		$61,427,927	0.75%	4.27%	1.03%	93.00%
Year Ended October 31, 2010 (e)	$10.00	0.48	0.61	1.09	(0.48)	–	(0.48)	$10.61	11.16%		$60,786,149	0.75%	4.63%	1.00%	89.00%
Year Ended October 31, 2009 (e)	$8.60	0.47	1.40	1.87	(0.47)	–	(0.47)	$10.00	22.23%		$52,343,823	0.75%	5.01%	1.09%	147.00%
Year Ended October 31, 2008 (e)	$9.98	0.48	(1.37)	(0.89)	(0.49)	–	(0.49)	$8.60	(9.35%	)	$44,055,059	0.75%	4.87%	0.95%	103.00%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from April 25, 2013 (commencement of operations) through April 30, 2013.

The accompanying notes are an integral part of these financial statements.

Nationwide Enhanced Income Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the semiannual period ended April 30, 2013, the Nationwide Enhanced Income Fund (Institutional Class) returned 0.11% versus 0.15% for its composite benchmark, 50% BofA Merrill Lynch (BofAML) 6-Month Treasury Bill (T-Bill) Index and 50% BofAML 1-Year T-Bill Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Ultra Short Obligation Funds (consisting of 99 funds as of April 30, 2013) was 0.35% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

The Fund’s holdings in corporate securities contributed the most to Fund performance relative to the Fund’s benchmark during the reporting period, followed by residential/commercial mortgage-backed securities (RMBS/CMBS) and asset-backed securities (ABS).

Spread sectors benefited from a strong technical environment as exceptionally accommodative monetary policy by central banks around the globe kept interest rates at historically low levels. (A spread sector refers to the difference between the interest rate offered in two sectors of the bond market for issues of the same maturity.) Investors seeking extra yield favored the corporate bond market, where strong fundamentals, attractive valuations relative to other sectors, and a steady supply of issues provided ongoing investment opportunities.

The Fund’s holdings of RMBS comprised largely short-duration, stable collateralized mortgage obligations, or CMOs, which were not subject to the performance volatility associated with the Federal Reserve’s RMBS purchase program. As a result, these securities continued

to perform well, given attractive incremental yields relative to U.S. Treasurys. The Fund’s CMBS holdings performed well amid improving fundamentals and financing in the commercial real estate markets and strong demand from investors seeking higher yields within the sector.

The Fund’s ABS holdings provided a high-quality, liquid and higher-yielding alternative to U.S. Treasurys among short-duration investments. Due to these characteristics, the ABS sector received continued support from investors seeking cash and U.S. Treasury alternatives. Demand for new issues kept spreads low and provided opportunities for modest excess returns relative to U.S. Treasurys.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

The Fund’s overweight position in U.S. Treasurys and Agencies detracted the most from relative Fund performance during the reporting period as excess returns were positive across all the non-Treasury sectors during the period.

Investors shunned the low yields offered by U.S. Treasurys and Agencies as investors searched for incremental yield in the spread sectors, resulting in positive excess returns across non-Treasury sectors during the reporting period.

Subadviser:

Morley Capital Management, Inc.*

Portfolio Managers:

Perpetua M. Phillips and Paul Rocheleau

*Effective June 17, 2013, HighMark Capital Management, Inc. will become subadviser for the Fund.

Fund Performance	Nationwide Enhanced Income Fund

Average Annual Total Return

(For periods ended April 30, 2013)

		Six Months*	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	0.08%	0.24%	0.96%	1.82%
	w/SC2	(2.22)%	(2.05)%	0.50%	1.58%
Class R2[3,4,5]		(0.03)%	0.03%	0.72%	1.63%
Institutional Service Class[3]		0.00%	0.42%	1.09%	1.94%
Institutional Class[3]		0.11%	0.42%	1.24%	2.13%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	A 2.25% front-end sales charge was deducted.

[3]	Not subject to any SCs.

[4]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[5]

These returns for the period prior to the creation of Class R2 shares (10/01/03) include the performance of the Fund’s Class A shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because Class R2 shares invest in the same portfolio of securities as Class A shares. The performance for the class has been restated to reflect the fact that Class R2 shares do not have any applicable sales charges, but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to Class R2 shares; if these fees were reflected, the performance for Class R2 shares would have been lower.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	0.76%	0.73%
Class R2	1.01%	0.98%
Institutional Service Class	0.73%	0.70%
Institutional Class	0.48%	0.45%
*	Current effective prospectus dated March 1, 2013. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2014. Please see the Fund’s most recent prospectus for details.

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Class shares of the Nationwide Enhanced Income Fund versus the Composite Index(a), the BofA Merrill Lynch (BofAML) 6-Month Treasury Bill (T-Bill) Index (b), the BofAML 1-Year T-Bill Index(c), and the Consumer Price Index (CPI)(d) for the 10-year period ended 4/30/13. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Composite Index is composed of 50% BofAML 6-Month Treasury Bill (T-Bill) Index and 50% BofAML 1-Year T-Bill Index.

(b)	The BofAML 6-Month T-Bill Index comprises a single issue purchased at the beginning of a month and held for a full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding T-Bill that matures closest to, but not beyond, six months from the rebalancing date.

(c)	The BofAML 1-Year T-Bill Index comprises a single issue purchased at the beginning of a month and held for the full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding T-Bill with the longest maturity.

(d)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Shareholder Expense Example	Nationwide Enhanced Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2012) and continued to hold your shares at the end of the reporting period (April 30, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2012 through April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2012 through April 30, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2013

Nationwide Enhanced Income Fund			Beginning Account Value ($) 11/01/12	Ending Account Value ($) 04/30/13	Expenses Paid During Period ($) 11/01/12 - 04/30/13[a]	Expense Ratio During Period (%) 11/01/12 - 04/30/13[a]
Class A Shares	Actual		1,000.00	1,000.80	3.67	0.74
	Hypothetical	[b]	1,000.00	1,021.12	3.71	0.74
Class R2 Shares	Actual		1,000.00	999.70	4.71	0.95
	Hypothetical	[b]	1,000.00	1,020.08	4.76	0.95
Institutional Service Class Shares	Actual		1,000.00	1,000.00	2.23	0.45
	Hypothetical	[b]	1,000.00	1,022.56	2.26	0.45
Institutional Class Shares	Actual		1,000.00	1,001.10	2.23	0.45
	Hypothetical	[b]	1,000.00	1,022.56	2.26	0.45

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2012 through April 30, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

Portfolio Summary April 30, 2013 (Unaudited)	Nationwide Enhanced Income Fund

Asset Allocation †
Corporate Bonds	39.3%
Asset-Backed Securities	25.7%
Collateralized Mortgage Obligations	17.4%
Commercial Mortgage Backed Securities	6.7%
U.S. Government Sponsored & Agency Obligations	4.4%
Mutual Fund	4.4%
U.S. Treasury Note	0.9%
Municipal Bond	0.8%
U.S. Government Mortgage Backed Agencies	0.2%
Other assets in excess of liabilities	0.2%

100.0%

Top Industries ††
Automobile	16.3%
Diversified Financial Services	5.8%
Commercial Banks	4.9%
Consumer Finance	3.4%
Media	2.9%
Credit Card	2.9%
Oil, Gas & Consumable Fuels	2.4%
Capital Markets	2.2%
Beverages	2.0%
Pharmaceuticals	1.6%
Other Industries	55.6%

100.0%

Top Holdings ††
Fidelity Institutional Money Market Fund — Institutional Class	4.4%
Wells Fargo & Co., 1.20%, 06/26/15	1.3%
AEP Texas Central Transition Funding LLC, 5.09%, 07/01/15	1.1%
Wachovia Bank Commercial Mortgage Trust, 5.42%, 01/15/45	1.1%
Ford Motor Credit Co. LLC, 7.00%, 10/01/13	1.1%
American International Group, Inc., 4.25%, 09/15/14	1.0%
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 4.75%, 10/01/14	1.0%
Dow Chemical Co. (The), 5.90%, 02/15/15	1.0%
Kinder Morgan Energy Partners LP, 5.13%, 11/15/14	1.0%
AutoZone, Inc., 5.75%, 01/15/15	1.0%
Other Holdings	86.0%

100.0%

†	Percentages indicated are based upon net assets as of April 30, 2013.

††	Percentages indicated are based upon total investments as of April 30, 2013.

The accompanying notes are an integral part of these financial statements.

Statement of Investments

April 30, 2013 (Unaudited)

Nationwide Enhanced Income Fund

Asset-Backed Securities 25.7%

	Principal Amount	Market Value

Automobile 16.3%
Ally Auto Receivables Trust Series 2010-2, Class A4, 2.09%, 05/15/15	$710,164	$715,161
Series 2012-2, Class A2, 0.56%, 10/15/14	480,021	480,267
Series 2012-4, Class A3, 0.59%, 01/17/17	1,245,000	1,247,546
Series 2012-SN1, Class A3, 0.57%, 08/20/15	600,000	600,560
AmeriCredit Automobile Receivables Trust Series 2012-4, Class A3, 0.67%, 06/08/17	735,000	736,975
Series 2012-5, Class A2, 0.51%, 01/08/16	385,000	385,265
Series 2013-2, Class A2, 0.53%, 11/08/16	900,000	899,980
Bank of America Auto Trust Series 2009-3A, Class A4, 2.67%, 12/15/16 (a)	186,363	186,997
Series 2010-1A, Class A4, 2.18%, 02/15/17 (a)	583,598	584,623
BMW Vehicle Lease Trust, Series 2013-1, Class A2, 0.40%, 01/20/15	2,500,000	2,501,833
BMW Vehicle Owner Trust, Series 2011-A, Class A3, 0.76%, 08/25/15	1,672,526	1,676,623
Capital Auto Receivables Asset Trust, Series 2013-1, Class A2, 0.62%, 07/20/16	1,000,000	1,001,000
CarMax Auto Owner Trust Series 2010-2, Class A4, 2.04%, 10/15/15	310,000	314,113
Series 2013-1, Class A2, 0.42%, 03/15/16	1,750,000	1,751,260
Ford Credit Auto Owner Trust Series 2009-E, Class A4, 2.42%, 11/15/14	1,310,170	1,315,833
Series 2012-B, Class A2, 0.57%, 01/15/15	437,529	437,697
Harley-Davidson Motorcycle Trust Series 2011-2, Class A3, 1.11%, 09/15/16	1,890,000	1,899,261
Series 2012-1, Class A2, 0.68%, 04/15/17	295,000	295,775
Series 2013-1, Class A2, 0.45%, 08/15/16	1,800,000	1,800,225
Honda Auto Receivables Owner Trust Series 2012-2, Class A2, 0.56%, 11/17/14	759,447	760,078
Series 2012-3, Class A3, 0.56%, 05/15/16	1,000,000	1,001,975
Series 2013-2, Class A2, 0.37%, 10/16/15	1,400,000	1,399,918

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Automobile (continued)
Huntington Auto Trust Series 2012-1, Class A2, 0.54%, 11/17/14	$587,171	$587,492
Series 2012-2, Class A3, 0.51%, 04/17/17	2,000,000	2,001,067
Hyundai Auto Lease Securitization Trust, Series 2013-A, Class A2, 0.51%, 09/15/15 (a)	1,500,000	1,501,252
Hyundai Auto Receivables Trust Series 2009-A, Class A4, 3.15%, 03/15/16	307,938	310,721
Series 2011-B, Class A4, 1.65%, 02/15/17	1,250,000	1,269,390
Series 2012-A, Class A3, 0.72%, 03/15/16	210,000	210,588
Series 2012-B, Class A3, 0.62%, 09/15/16	1,000,000	1,002,926
Mercedes-Benz Auto Receivables Trust Series 2010-1, Class A3, 1.42%, 08/15/14	248,831	249,146
Series 2011-1, Class A4, 1.22%, 12/15/17	2,680,000	2,703,899
Series 2012-1, Class A3, 0.47%, 10/17/16	1,025,000	1,025,690
Nissan Auto Lease Trust, Series 2012-B, Class A3, 0.58%, 11/16/15	1,400,000	1,401,208
Nissan Auto Receivables Owner Trust Series 2012-A, Class A3, 0.73%, 05/16/16	275,000	276,150
Series 2012-B, Class A3, 0.46%, 10/17/16	1,400,000	1,400,456
Porsche Financial Auto Securitization Trust, Series 2011-1, Class A4, 1.19%, 12/17/18 (a)	2,415,000	2,428,102
Porsche Innovative Lease Owner Trust, Series 2012-1, Class A3, 0.54%, 12/21/15 (a)	940,000	940,526
Santander Drive Auto Receivables Trust, Series 2013-2, Class A2, 0.47%, 03/15/16	1,070,000	1,070,583
Toyota Auto Receivables Owner Trust Series 2011-A, Class A3, 0.98%, 10/15/14	185,723	186,124
Series 2012-A, Class A3, 0.75%, 02/16/16	675,000	677,885
Series 2012-B, Class A3, 0.46%, 07/15/16	1,435,000	1,435,488
USAA Auto Owner Trust Series 2010-1, Class A4, 2.14%, 09/15/15	635,507	636,811
Series 2012-1, Class A3, 0.43%, 08/15/16	575,000	573,846

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Enhanced Income Fund (Continued)

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Automobile (continued)
Volkswagen Auto Loan Enhanced Trust Series 2010-1, Class A4, 2.14%, 08/22/16	$468,990	$471,966
Series 2011-1, Class A4, 1.98%, 09/20/17	1,000,000	1,019,649
World Omni Auto Receivables Trust, Series 2010-A, Class A4, 2.21%, 05/15/15	1,012,458	1,018,775

		46,392,705

Credit Card 2.9%
American Express Credit Account Master Trust Series 2011-1, Class A, 0.37%, 04/17/17 (b)	2,300,000	2,302,008
Series 2012-2, Class A, 0.68%, 03/15/18	1,450,000	1,456,345
BA Credit Card Trust, Series 2006-A7, Class A7, 0.24%, 12/15/16 (b)	2,000,000	1,998,227
Discover Card Master Trust, Series 2008-A4, Class A4, 5.65%, 12/15/15	2,360,000	2,374,604

		8,131,184

Other 6.2%
AEP Texas Central Transition Funding LLC, Series 2002-1, Class A4, 5.96%, 07/15/15	151,780	153,476
CenterPoint Energy Restoration Bond Co. LLC, Series 2009-1, Class A1, 1.83%, 02/15/16	1,397,668	1,418,231
CenterPoint Energy Transition Bond Co. LLC, Series 2005-A, Class A3, 5.09%, 08/01/15	1,203,365	1,233,097
CNH Equipment Trust Series 2012-C, Class A2, 0.44%, 02/16/16	400,000	400,113
Series 2012-C, Class A3, 0.57%, 12/15/17	780,000	780,159
Series 2013-A, Class A2, 0.44%, 07/15/16	2,000,000	2,001,942
Entergy Gulf States Reconstruction Funding LLC, Series 2007-A, Class A2, 5.79%, 10/01/18	1,334,097	1,501,578
GE Equipment Midticket LLC, Series 2012-1, Class A3, 0.60%, 05/23/16	605,000	604,672

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Other (continued)
GE Equipment Transportation LLC Series 2011-1, Class A3, 1.00%, 10/20/14	$902,331	$903,353
Series 2013-1, Class A2, 0.50%, 11/24/15	735,000	735,532
John Deere Owner Trust Series 2011-A, Class A3, 1.29%, 01/15/16	822,285	825,602
Series 2012-B, Class A3, 0.53%, 07/15/16	2,000,000	2,002,220
Massachusetts RRB Special Purpose Trust, Series 2001-1, Class A, 6.53%, 06/01/15	188,441	188,347
Oncor Electric Delivery Transition Bond Co. LLC Series 2003-1, Class A4, 5.42%, 08/15/17	428,054	455,726
Series 2004-1, Class A3, 5.29%, 05/15/18	774,929	832,966
PSE&G Transition Funding LLC Series 2001-1, Class A6, 6.61%, 06/15/15	403,636	406,574
Series 2001-1, Class A7, 6.75%, 06/15/16	1,170,000	1,224,414
Volvo Financial Equipment LLC, Series 2012-1A, Class A3, 0.91%, 08/17/15 (a)	1,885,000	1,892,763

		17,560,765

Student Loan 0.3%
SLM Student Loan Trust, Series 2013-1, Class A1, 0.35%, 02/27/17 (b)	923,911	924,127

Total Asset-Backed Securities (cost $73,207,250)		73,008,781

Collateralized Mortgage Obligations 17.4%
Federal Home Loan Mortgage Corp. REMICS Series 3574, Class AC, 1.85%, 08/15/14	132,124	132,372
Series 3573, Class LC, 1.85%, 08/15/14	184,121	184,868
Series 3610, Class AB, 1.40%, 12/15/14	156,520	156,801
Series 3612, Class AE, 1.40%, 12/15/14	316,264	317,482
Series 3555, Class JA, 4.00%, 12/15/14	13,463	13,468
Series 3865, Class DA, 1.25%, 12/15/16	225,136	226,808
Series 3818, Class UA, 1.35%, 02/15/17	680,816	684,569

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Enhanced Income Fund (Continued)

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. REMICS (continued)
Series 3827, Class CA, 1.50%, 04/15/17	$703,453	$710,819
Series 3758, Class CD, 1.50%, 08/15/17	820,739	829,612
Series 2628, Class DQ, 3.00%, 11/15/17	286,417	289,509
Series 2628, Class GQ, 3.14%, 11/15/17	358,021	362,078
Series 2629, Class AN, 3.50%, 01/15/18	455,975	465,537
Series 2629, Class AM, 4.00%, 01/15/18	234,501	240,229
Series 2555, Class B, 4.25%, 01/15/18	331,566	348,619
Series 2786, Class PD, 4.50%, 01/15/18	82,739	82,974
Series 3840, Class BA, 2.00%, 02/15/18	1,103,803	1,124,106
Series 2643, Class NT, 4.50%, 03/15/18	351,781	359,741
Series 2836, Class PX, 4.00%, 05/15/18	253,315	257,196
Series 3728, Class CA, 1.50%, 10/15/18	893,446	901,973
Series 3916, Class CD, 2.00%, 10/15/18	477,347	486,212
Series 3831, Class CG, 3.00%, 10/15/18	303,593	313,558
Series 3772, Class HC, 3.00%, 10/15/18	1,486,340	1,537,252
Series 3756, Class DA, 1.20%, 11/15/18	2,056,252	2,060,180
Series 3636, Class EB, 2.00%, 11/15/18	309,968	315,805
Series 2877, Class GP, 4.00%, 11/15/18	183,907	186,108
Series 3649, Class EA, 2.25%, 12/15/18	636,402	650,833
Series 3659, Class DE, 2.00%, 03/15/19	550,675	560,796
Series 2838, Class FB, 0.50%, 08/15/19 (b)	272,862	272,841
Series 3683, Class AD, 2.25%, 06/15/20	310,094	314,128
Series 3846, Class CK, 1.50%, 09/15/20	1,454,580	1,467,908
Series 3815, Class BD, 3.00%, 10/15/20	1,622,402	1,681,241
Series 3799, Class GK, 2.75%, 01/15/21	382,244	394,882
Series 3815, Class DE, 3.00%, 10/15/21	901,447	932,321

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. REMICS (continued)
Series 3609, Class LC, 3.50%, 12/15/24	$956,357	$1,003,325
Series 3639, Class AB, 2.75%, 02/15/25	670,958	695,217
Series 3773, Class AL, 3.25%, 06/15/25	1,771,521	1,841,755
Series 3845, Class ME, 3.00%, 09/15/25	691,890	714,994
Series 3943, Class CA, 3.00%, 10/15/25	573,300	592,601
Series 2071, Class F, 0.70%, 07/15/28 (b)	919,548	922,753
Series 3919, Class AF, 0.55%, 03/15/30 (b)	402,430	403,922
Series 2763, Class FA, 0.55%, 04/15/32 (b)	1,017,241	1,022,227
Series 2763, Class FC, 0.55%, 04/15/32 (b)	1,531,330	1,538,837
Series 3267, Class FB, 0.45%, 11/15/36 (b)	1,975,564	1,980,111
Series 3260, Class PF, 0.50%, 01/15/37 (b)	850,971	853,255
Federal National Mortgage Association REMICS Series 2002-7, Class QG, 5.50%, 03/25/17	226,209	238,801
Series 2002-16, Class XU, 5.50%, 04/25/17	829,799	870,394
Series 2003-49, Class TK, 3.50%, 03/25/18	473,678	485,751
Series 2003-59, Class GC, 4.50%, 03/25/18	265,408	271,044
Series 2003-35, Class FY, 0.60%, 05/25/18 (b)	416,464	418,539
Series 2011-69, Class AB, 1.50%, 05/25/18	1,108,589	1,120,319
Series 2004-76, Class CW, 4.00%, 05/25/18	21,119	21,121
Series 2003-57, Class NB, 3.00%, 06/25/18	53,006	54,513
Series 2010-30, Class DB, 2.00%, 08/25/18	604,766	616,623
Series 2003-120, Class BL, 3.50%, 12/25/18	764,882	794,754
Series 2008-15, Class JM, 4.00%, 02/25/19	183,885	188,691
Series 2008-18, Class MD, 4.00%, 03/25/19	576,197	605,088
Series 2004-101, Class BG, 5.00%, 01/25/20	919,172	963,804
Series 2010-60, Class D, 2.50%, 06/25/20	535,357	550,156

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Enhanced Income Fund (Continued)

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Federal National Mortgage Association REMICS (continued)
Series 2007-36, Class AB, 5.00%, 11/25/21	$604,084	$631,690
Series 2008-15, Class EL, 4.25%, 06/25/22	676,521	697,716
Series 2011-79, Class HD, 2.00%, 12/25/22	1,615,300	1,643,710
Series 2009-88, Class EA, 4.50%, 05/25/23	257,597	262,732
Series 2009-44, Class A, 4.50%, 12/25/23	275,959	287,929
Series 2009-76, Class MA, 4.00%, 09/25/24	572,889	599,683
Series 2010-2, Class , 0.70%, 06/25/27 (b)	524,260	525,786
Series 2005-110, Class GJ, 5.50%, 11/25/30	20,208	20,278
Series 2003-86, Class OE, 5.00%, 03/25/32	290,584	296,620
Series 2003-14, Class AN, 3.50%, 03/25/33	106,210	112,247
Series 2004-60, Class FW, 0.65%, 04/25/34 (b)	1,855,074	1,867,551
Series 2006-27, Class BF, 0.50%, 04/25/36 (b)	1,790,867	1,798,502
Series 2010-41, Class AP, 4.50%, 09/25/38	198,411	203,191
Series 2009-34, Class GA, 4.00%, 05/25/39	722,847	760,807
Government National Mortgage Association Series 2004-48, Class F, 0.60%, 11/16/30 (b)	184,807	184,979
Series 2009-25, Class BH, 4.25%, 01/20/35	780,408	815,119
Series 2005-54, Class CM, 4.75%, 07/20/35	156,302	156,896
Series 2010-67, Class DA, 2.50%, 04/20/36	552,837	561,243
Series 2009-57, Class BA, 2.25%, 06/16/39	195,226	197,985
Series 2009-81, Class WA, 2.00%, 08/20/39	149,360	149,456

Total Collateralized Mortgage Obligations (cost $49,376,298)		49,405,541

Commercial Mortgage Backed Securities 6.7%
Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2005-3, Class A2, 4.50%, 07/10/43	356,798	365,450
Series 2005-5, Class ASB, 5.05%, 10/10/45 (b)	345,687	355,959

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class A1 0.69%, 09/10/45	$987,536	$989,307
Commercial Mortgage Pass Through Certificates Series 2012-CR1, Class A1, 1.12%, 05/15/45	835,990	842,586
Series 2012-CR2, Class A1, 0.82%, 08/15/45	703,638	706,125
Series 2012-CR3, Class A1, 0.67%, 11/15/45	642,144	642,528
Series 2012-LC4, Class A1, 1.16%, 12/10/44	233,546	235,477
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C5, Class A3 5.10%, 08/15/38 (b)	79,035	79,356
FDIC Commercial Mortgage Trust, Series 2012-C1, Class A 0.84%, 05/25/35 (a)(b)	1,573,177	1,577,540
GS Mortgage Securities Corp. II, Series 2012-GCJ7, Class A1 1.14%, 05/10/45	1,711,287	1,725,689
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP2, Class A3, 4.70%, 07/15/42	376,771	376,625
Series 2012-C8, Class A1, 0.71%, 10/15/45	1,039,800	1,039,685
Series 2012-CBX, Class A1, 0.96%, 06/15/45	738,221	741,100
Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C5, Class A1, 0.92%, 08/15/45	595,025	598,556
Series 2012-C6, Class A1, 0.66%, 11/15/45	642,351	642,768
UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class A1 0.73%, 08/10/49	1,797,462	1,801,200
Wachovia Bank Commercial Mortgage Trust Series 2005-C17, Class APB, 5.04%, 03/15/42	387,025	393,439
Series 2005-C20, Class APB, 5.09%, 07/15/42 (b)	224,108	226,498
Series 2006-C23, Class A4, 5.42%, 01/15/45 (b)	2,586,348	2,850,266
Wells Fargo Commercial Mortgage Trust, Series 2012-LC5, Class A1 0.69%, 10/15/45	1,828,801	1,832,198

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Enhanced Income Fund (Continued)

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

WF-RBS Commercial Mortgage Trust Series 2012-C8, Class A1, 0.86%, 08/15/45	$216,007	$216,929
Series 2012-C9, Class A1, 0.67%, 11/15/45	918,612	919,280

Total Commercial Mortgage Backed Securities (cost $19,177,958)		19,158,561

Corporate Bonds 39.3%
Aerospace & Defense 0.2%
United Technologies Corp., 0.79%, 06/01/15 (b)	620,000	625,998

Beverages 2.0%
Coca-Cola Co. (The), 3.63%, 03/15/14	1,150,000	1,182,279
Heineken NV, 0.80%, 10/01/15 (a)	580,000	580,565
PepsiCo, Inc., 3.75%, 03/01/14	900,000	924,851
SABMiller Holdings, Inc., 1.85%, 01/15/15 (a)	2,200,000	2,244,210
SABMiller PLC, 5.50%, 08/15/13 (a)	560,000	566,552

		5,498,457

Capital Markets 2.2%
Goldman Sachs Group, Inc. (The)
5.15%, 01/15/14	1,925,000	1,986,362
3.30%, 05/03/15	825,000	858,485
Morgan Stanley
0.58%, 01/09/14 (b)	1,100,000	1,097,340
2.88%, 01/24/14	1,625,000	1,649,207
6.00%, 05/13/14	100,000	105,217
UBS AG, 2.25%, 08/12/13	727,000	730,713

		6,427,324

Chemicals 1.5%
Airgas, Inc., 4.50%, 09/15/14	550,000	577,916
Dow Chemical Co. (The), 5.90%, 02/15/15	2,515,000	2,741,202
Ecolab, Inc.
2.38%, 12/08/14	629,000	645,306
1.00%, 08/09/15	560,000	562,269

		4,526,693

Commercial Banks 4.9%
Bank of New York Mellon Corp. (The), 0.70%, 10/23/15	1,080,000	1,083,218

Corporate Bonds (continued)

	Principal Amount	Market Value

Commercial Banks (continued)
Bank of Nova Scotia
2.38%, 12/17/13	$265,000	$268,664
0.75%, 10/09/15	310,000	310,380
Canadian Imperial Bank of Commerce
1.45%, 09/13/13	500,000	502,226
0.90%, 10/01/15	105,000	105,629
Credit Suisse, 5.50%, 05/01/14	1,225,000	1,284,436
PNC Funding Corp., 5.40%, 06/10/14	600,000	632,021
Royal Bank of Canada, 2.10%, 07/29/13	2,000,000	2,009,220
US Bancorp, 2.00%, 06/14/13	2,000,000	2,003,493
Wells Fargo & Co., 1.20%, 06/26/15 (b)	3,505,000	3,554,346
Westpac Banking Corp.
4.20%, 02/27/15	750,000	799,283
1.13%, 09/25/15	1,460,000	1,475,085

		14,028,001

Communications Equipment 0.5%
Cisco Systems, Inc., 1.63%, 03/14/14	1,375,000	1,391,631

Computers & Peripherals 0.9%
Hewlett-Packard Co.
1.25%, 09/13/13	400,000	400,884
2.35%, 03/15/15	2,200,000	2,248,228

		2,649,112

Consumer Finance 3.4%
American Express Co., 4.88%, 07/15/13	632,000	637,629
American Express Credit Corp.
5.88%, 05/02/13	1,467,000	1,467,221
Series C, 7.30%, 08/20/13	400,000	408,189
1.75%, 06/12/15	30,000	30,671
American Honda Finance Corp.
0.74%, 05/08/14 (a)(b)	360,000	360,738
0.68%, 06/18/14 (a)(b)	345,000	345,617
1.00%, 08/11/15 (a)	515,000	519,535
Capital One Financial Corp., 0.94%, 11/06/15 (b)	525,000	526,323
Ford Motor Credit Co. LLC, 7.00%, 10/01/13	2,775,000	2,843,232
John Deere Capital Corp.
4.90%, 09/09/13	500,000	508,094
0.43%, 04/25/14 (b)	350,000	350,348
PACCAR Financial Corp., 0.53%, 06/05/14 (b)	700,000	701,165

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Enhanced Income Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Consumer Finance (continued)
Toyota Motor Credit Corp., 1.38%, 08/12/13	$1,000,000	$1,002,706

		9,701,468

Diversified Financial Services 5.8%
Bank of America Corp.
4.90%, 05/01/13	1,975,000	1,975,215
7.38%, 05/15/14	210,000	223,978
4.50%, 04/01/15	455,000	482,843
3.70%, 09/01/15	160,000	168,365
Citigroup, Inc.
5.85%, 07/02/13	1,775,000	1,790,795
6.50%, 08/19/13	609,000	619,645
6.00%, 12/13/13	599,000	618,904
2.25%, 08/07/15	1,000,000	1,024,735
General Electric Capital Corp.
1.88%, 09/16/13	1,350,000	1,357,636
1.31%, 07/02/15 (b)	1,335,000	1,353,328
1.63%, 07/02/15	800,000	815,010
2.25%, 11/09/15	335,000	346,661
0.88%, 12/11/15 (b)	480,000	483,780
Harley-Davidson Financial Services, Inc.
1.15%, 09/15/15 (a)	150,000	150,355
3.88%, 03/15/16 (a)	640,000	687,082
JPMorgan Chase & Co.
2.05%, 01/24/14	1,650,000	1,669,938
3.70%, 01/20/15	2,500,000	2,622,742

		16,391,012

Diversified Telecommunication Services 1.1%
AT&T, Inc., 5.10%, 09/15/14	2,380,000	2,525,229
Telefonica Emisiones SAU, 4.95%, 01/15/15	550,000	582,580

		3,107,809

Electric Utilities 1.2%
AEP Texas Central Transition Funding LLC
Series A-2, 4.98%, 07/01/13	119,770	120,657
Series A-3, 5.09%, 07/01/15	3,000,000	3,141,864
Alabama Power Co., 0.55%, 10/15/15	305,000	305,155
NextEra Energy Capital Holdings, Inc., 1.20%, 06/01/15	75,000	75,634

		3,643,310

Food & Staples Retailing 0.5%
CVS Caremark Corp., 4.88%, 09/15/14	500,000	530,115
Walgreen Co., 1.00%, 03/13/15	845,000	851,259

		1,381,374

Corporate Bonds (continued)

	Principal Amount	Market Value

Food Products 0.2%
Campbell Soup Co., 0.60%, 08/01/14 (b)	$590,000	$591,599

Gas Utilities 1.1%
Enterprise Products Operating LLC
Series G, 5.60%, 10/15/14	420,000	449,452
3.70%, 06/01/15	1,500,000	1,589,481
1.25%, 08/13/15	940,000	949,545

		2,988,478

Health Care Equipment & Supplies 0.4%
Medtronic, Inc., 4.50%, 03/15/14	1,200,000	1,242,224

Health Care Providers & Services 1.5%
Express Scripts Holding Co., Series WI, 2.75%, 11/21/14	2,500,000	2,575,760
UnitedHealth Group, Inc., 0.85%, 10/15/15	1,080,000	1,087,634
WellPoint, Inc., 1.25%, 09/10/15	530,000	534,442

		4,197,836

Household Products 0.1%
Kimberly-Clark Corp., 5.00%, 08/15/13	400,000	405,387

Industrial Conglomerates 0.1%
General Electric Co., 0.85%, 10/09/15	390,000	392,549

Insurance 1.5%
American International Group, Inc., 4.25%, 09/15/14	2,650,000	2,772,177
Prudential Financial, Inc.
4.75%, 04/01/14	635,000	658,377
4.75%, 09/17/15	670,000	729,093

		4,159,647

Media 2.9%
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 4.75%, 10/01/14	2,625,000	2,770,983
NBCUniversal Media LLC
2.10%, 04/01/14	1,660,000	1,684,716
3.65%, 04/30/15	850,000	901,091
Time Warner Cable, Inc.
6.20%, 07/01/13	1,500,000	1,513,996
8.25%, 02/14/14	1,190,000	1,258,556

		8,129,342

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Enhanced Income Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Metals & Mining 0.6%
BHP Billiton Finance USA Ltd., 5.50%, 04/01/14	$510,000	$534,114
Freeport-McMoRan Copper & Gold, Inc., 1.40%, 02/13/15	580,000	584,802
Rio Tinto Finance USA Ltd., 8.95%, 05/01/14	430,000	465,279

		1,584,195

Office Electronics 1.0%
Xerox Corp., 8.25%, 05/15/14	2,487,000	2,673,254

Oil, Gas & Consumable Fuels 2.4%
Kinder Morgan Energy Partners LP, 5.13%, 11/15/14	2,565,000	2,735,794
Occidental Petroleum Corp., 1.45%, 12/13/13	1,175,000	1,178,604
Phillips 66, 1.95%, 03/05/15	175,000	178,960
Valero Energy Corp., 4.50%, 02/01/15	2,520,000	2,681,215

		6,774,573

Pharmaceuticals 1.6%
AbbVie, Inc., 1.06%, 11/06/15 (a)(b)	1,475,000	1,476,484
Actavis, Inc., 5.00%, 08/15/14	600,000	629,814
GlaxoSmithKline Capital, Inc., 4.85%, 05/15/13	2,540,000	2,543,825

		4,650,123

Road & Rail 0.3%
Penske Truck Leasing Co./PTL Finance Corp., 2.50%, 07/11/14 (a)	644,444	656,921
Ryder System, Inc., 3.15%, 03/02/15	150,000	155,614

		812,535

Specialty Retail 1.0%
AutoZone, Inc., 5.75%, 01/15/15	2,520,000	2,728,419

Wireless Telecommunication Services 0.4%
Cellco Partnership/Verizon Wireless Capital LLC, 5.55%, 02/01/14	1,225,000	1,268,844

Total Corporate Bonds (cost $111,677,108)		111,971,194

Municipal Bond 0.8%

	Principal Amount	Market Value

Louisiana 0.8%
Louisiana Public Facilities Authority, Series 2008-ELL, 5.75%, 02/01/19	$2,058,816	$2,293,439

Total Municipal Bond (cost $2,260,923)		2,293,439

U.S. Government Mortgage Backed Agencies 0.2%
Federal Home Loan Mortgage Corp. Gold Pool Pool# E00678 6.50%, 06/01/14	4,140	4,244
Pool# B17493 4.00%, 12/01/14	284,791	302,068
Pool# E00991 6.00%, 07/01/16	11,156	11,806
Federal National Mortgage Association Pool Pool# 253845 6.00%, 06/01/16	15,325	16,214
Pool# 254089 6.00%, 12/01/16	27,349	29,125
Pool# 545415 6.00%, 01/01/17	23,157	24,662
Pool# 254195 5.50%, 02/01/17	51,427	54,768
Pool# 625178 5.50%, 02/01/17	43,869	46,718

Total U.S. Government Mortgage Backed Agencies (cost $464,661)		489,605

U.S. Government Sponsored & Agency Obligations 4.4%
Federal Home Loan Banks 0.50%, 12/13/13	2,500,000	2,504,292
Federal Home Loan Mortgage Corp.
3.75%, 06/28/13	2,500,000	2,514,047
4.13%, 09/27/13	2,500,000	2,539,992
Federal National Mortgage Association
1.25%, 08/20/13	2,500,000	2,508,163
1.00%, 09/23/13	2,500,000	2,507,895

Total U.S. Government Sponsored & Agency Obligations (cost $12,566,083)		12,574,389

U.S. Treasury Note 0.9%
U.S. Treasury Note, 1.00%, 07/15/13	2,515,000	2,520,108

Total U.S. Treasury Note (cost $2,519,116)		2,520,108

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Enhanced Income Fund (Continued)

Mutual Fund 4.4%

	Shares	Market Value

Money Market Fund 4.4%
Fidelity Institutional Money Market Fund — Institutional Class, 0.14% (c)	12,507,945	$12,507,945

Total Mutual Fund (cost $12,507,945)		12,507,945

Total Investments (cost $283,757,342) (d) — 99.8%		283,929,563

Other assets in excess of liabilities — 0.2%		500,600

NET ASSETS — 100.0%		$284,430,163

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at April 30, 2013 was $16,699,862 which represents 5.87% of net assets.

(b)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2013. The maturity date represents the actual maturity date.

(c)	Represents 7-day effective yield as of April 30, 2013.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

AG	Stock Corporation

FDIC	Federal Deposit Insurance Corporation

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

REMICS	Real Estate Mortgage Investment Conduits

SAU	Single Shareholder Corporation

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

Nationwide Enhanced Income Fund
Assets:
Investments, at value (cost $283,757,342)	$283,929,563
Interest and dividends receivable	1,376,409
Receivable for capital shares issued	1,123
Prepaid expenses	37,149

Total Assets	285,344,244

Liabilities:
Payable for investments purchased	685,711
Distributions payable	3,757
Payable for capital shares redeemed	106,755
Accrued expenses and other payables:
Investment advisory fees	77,968
Fund administration fees	12,739
Distribution fees	3,901
Administrative servicing fees	1,599
Accounting and transfer agent fees	5,115
Trustee fees	542
Custodian fees	1,590
Compliance program costs (Note 3)	136
Professional fees	9,712
Printing fees	4,376
Other	180

Total Liabilities	914,081

Net Assets	$284,430,163

Represented by:
Capital	$292,127,607
Accumulated distributions in excess of net investment income	(976,544)
Accumulated net realized losses from investment transactions	(6,893,121)
Net unrealized appreciation/(depreciation) from investments	172,221

Net Assets	$284,430,163

Net Assets:
Class A Shares	$18,832,601
Class R2 Shares	39,144
Institutional Service Class Shares	208,242
Institutional Class Shares	265,350,176

Total	$284,430,163

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,112,019
Class R2 Shares	4,390
Institutional Service Class Shares	23,338
Institutional Class Shares	29,769,097

Total	31,908,844

Statement of Assets and Liabilities (Continued)

April 30, 2013 (Unaudited)

Nationwide Enhanced Income Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.92
Class R2 Shares	$8.92
Institutional Service Class Shares	$8.92
Institutional Class Shares	$8.91
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.13

Maximum Sales Charge:
Class A Shares	2.25%

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Six Months Ended April 30, 2013 (Unaudited)

Nationwide Enhanced Income Fund
INVESTMENT INCOME:
Interest income	$1,157,281
Dividend income	11,242

Total Income	1,168,523

EXPENSES:
Investment advisory fees	496,467
Fund administration fees	74,665
Distribution fees Class A	27,993
Distribution fees Class R2	89
Administrative servicing fees Class A	4,479
Registration and filing fees	22,211
Professional fees	20,867
Printing fees	6,392
Trustee fees	5,146
Custodian fees	5,095
Accounting and transfer agent fees	17,500
Compliance program costs (Note 3)	586
Other	7,117

Total expenses before earnings credit and expenses reimbursed	688,607

Earnings credit (Note 5)	(142)
Expenses reimbursed by adviser (Note 3)	(17,637)

Net Expenses	670,828

NET INVESTMENT INCOME	497,695

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(70,392)
Net change in unrealized appreciation/(depreciation) from investments	(69,991)

Net realized/unrealized losses from investments	(140,383)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$357,312

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Enhanced Income Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
Operations:
Net investment income	$497,695	$1,573,002
Net realized losses from investment transactions	(70,392)	(383,592)
Net change in unrealized appreciation/(depreciation) from investments	(69,991)	689,777

Change in net assets resulting from operations	357,312	1,879,187

Distributions to Shareholders From:
Net investment income:
Class A	(68,430)	(222,517)
Class R2	(71)	(232)
Institutional Service Class	(406)	(137)
Institutional Class	(1,172,225)	(2,747,009)

Change in net assets from shareholder distributions	(1,241,132)	(2,969,895)

Change in net assets from capital transactions	(2,816,945)	32,705,060

Change in net assets	(3,700,765)	31,614,352

Net Assets:
Beginning of period	288,130,928	256,516,576

End of period	$284,430,163	$288,130,928

Accumulated distributions in excess of net investment income at end of period	$(976,544)	$(233,107)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$7,361,499	$25,774,517
Dividends reinvested	35,024	113,713
Cost of shares redeemed	(12,124,130)	(35,636,497)

Total Class A Shares	(4,727,607)	(9,748,267)

Class R2 Shares
Proceeds from shares issued	6,620	22,086
Dividends reinvested	5	13
Cost of shares redeemed	(360)	(33,066)

Total Class R2 Shares	6,265	(10,967)

Institutional Service Class Shares
Proceeds from shares issued	348,031	10,000
Dividends reinvested	406	132
Cost of shares redeemed	(150,000)	(13,462)

Total Institutional Service Class Shares	198,437	(3,330)

Institutional Class Shares
Proceeds from shares issued	20,158,538	67,085,340
Dividends reinvested	1,170,177	2,739,403
Cost of shares redeemed	(19,622,755)	(27,357,119)

Total Institutional Class Shares	1,705,960	42,467,624

Change in net assets from capital transactions	$(2,816,945)	$32,705,060

Statements of Changes in Net Assets (Continued)

	Nationwide Enhanced Income Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
SHARE TRANSACTIONS:
Class A Shares
Issued	824,383	2,875,552
Reinvested	3,924	12,689
Redeemed	(1,358,216)	(3,974,748)

Total Class A Shares	(529,909)	(1,086,507)

Class R2 Shares
Issued	741	2,465
Reinvested	1	1
Redeemed	(41)	(3,690)

Total Class R2 Shares	701	(1,224)

Institutional Service Class Shares
Issued	38,973	1,117
Reinvested	45	15
Redeemed	(16,797)	(1,503)

Total Institutional Service Class Shares	22,221	(371)

Institutional Class Shares
Issued	2,258,915	7,491,024
Reinvested	131,156	305,924
Redeemed	(2,198,387)	(3,055,371)

Total Institutional Class Shares	191,684	4,741,577

Total change in shares	(315,303)	3,653,475

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Enhanced Income Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$8.94	–	0.01	0.01	(0.03)	(0.03)	$8.92	0.08%		$18,832,601	0.74%	0.09%		0.75%	32.38%
Year Ended October 31, 2012 (f)	$8.98	0.03	0.01	0.04	(0.08)	(0.08)	$8.94	0.41%		$23,631,574	0.73%	0.35%		0.75%	64.89%
Year Ended October 31, 2011 (f)	$9.07	0.05	(0.04)	0.01	(0.10)	(0.10)	$8.98	0.15%		$33,488,311	0.71%	0.58%		0.72%	69.89%
Year Ended October 31, 2010 (f)	$9.17	0.09	(0.03)	0.06	(0.16)	(0.16)	$9.07	0.65%		$8,219,186	0.76%	1.03%		0.81%	63.29%
Year Ended October 31, 2009 (f)	$9.06	0.23	0.09	0.32	(0.21)	(0.21)	$9.17	3.53%		$3,595,763	0.87%	2.46%		0.96%	64.69%
Year Ended October 31, 2008	$9.18	0.34	(0.12)	0.22	(0.34)	(0.34)	$9.06	2.42%		$2,157,832	0.72%	3.70%		0.80%	84.97%

Class R2 Shares(g)
Six Months Ended April 30, 2013 (f) (Unaudited)	$8.94	(0.01)	0.01	–	(0.02)	(0.02)	$8.92	(0.03%	)	$39,144	0.95%	(0.13%	)	0.96%	32.38%
Year Ended October 31, 2012 (f)	$8.98	0.01	–	0.01	(0.05)	(0.05)	$8.94	0.16%		$32,988	0.98%	0.09%		1.01%	64.89%
Year Ended October 31, 2011 (f)	$9.07	0.02	(0.04)	(0.02)	(0.07)	(0.07)	$8.98	(0.33%	)	$44,119	1.06%	0.27%		1.08%	69.89%
Year Ended October 31, 2010 (f)	$9.17	0.07	(0.03)	0.04	(0.14)	(0.14)	$9.07	0.58%		$54,768	1.01%	0.82%		1.06%	63.29%
Year Ended October 31, 2009 (f)	$9.07	0.14	0.15	0.29	(0.19)	(0.19)	$9.17	3.28%		$57,411	0.96%	1.51%		1.06%	64.69%
Year Ended October 31, 2008	$9.19	0.32	(0.12)	0.20	(0.32)	(0.32)	$9.07	2.18%		$1,133	0.99%	3.50%		1.04%	84.97%

Institutional Service Class Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$8.95	0.01	–	0.01	(0.04)	(0.04)	$8.92	–		$208,242	0.45%	0.30%		0.46%	32.38%
Year Ended October 31, 2012 (f)	$8.99	0.05	0.01	0.06	(0.10)	(0.10)	$8.95	0.79%		$10,000	0.47%	0.60%		0.51%	64.89%
Year Ended October 31, 2011 (f)	$9.08	0.06	(0.05)	0.01	(0.10)	(0.10)	$8.99	0.17%		$13,384	0.70%	0.62%		0.71%	69.89%
Year Ended October 31, 2010 (f)	$9.17	0.11	(0.03)	0.08	(0.17)	(0.17)	$9.08	0.86%		$13,363	0.70%	1.15%		0.75%	63.29%
Year Ended October 31, 2009 (f)	$9.07	0.24	0.08	0.32	(0.22)	(0.22)	$9.17	3.60%		$13,257	0.66%	2.59%		0.76%	64.69%
Year Ended October 31, 2008	$9.19	0.36	(0.12)	0.24	(0.36)	(0.36)	$9.07	2.67%		$12,790	0.49%	3.98%		0.55%	84.97%

Institutional Class Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$8.94	0.02	(0.01)	0.01	(0.04)	(0.04)	$8.91	0.11%		$265,350,176	0.45%	0.37%		0.46%	32.38%
Year Ended October 31, 2012 (f)	$8.98	0.05	0.01	0.06	(0.10)	(0.10)	$8.94	0.69%		$264,456,366	0.45%	0.61%		0.48%	64.89%
Year Ended October 31, 2011 (f)	$9.07	0.08	(0.04)	0.04	(0.13)	(0.13)	$8.98	0.41%		$222,970,762	0.45%	0.87%		0.46%	69.89%
Year Ended October 31, 2010 (f)	$9.16	0.13	(0.03)	0.10	(0.19)	(0.19)	$9.07	1.13%		$233,452,792	0.45%	1.39%		0.50%	63.29%
Year Ended October 31, 2009 (f)	$9.06	0.23	0.11	0.34	(0.24)	(0.24)	$9.16	3.80%		$207,636,356	0.47%	2.54%		0.56%	64.69%
Year Ended October 31, 2008	$9.18	0.37	(0.12)	0.25	(0.37)	(0.37)	$9.06	2.74%		$169,247,191	0.43%	4.03%		0.50%	84.97%

Amounts designated as “ – ” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

Nationwide Government Bond Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the semiannual period ended April 30, 2013, the Nationwide Government Bond Fund (Institutional Service Class) returned 0.52% versus 0.86% for its benchmark, the BofA Merrill Lynch (BofAML) AAA U.S. Treasury/Agency Master Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Intermediate U.S. Government Funds (consisting of 64 funds as of April 30, 2013) was 0.46% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

The Fund’s investments in Agency mortgage-backed securities (MBS) provided the strongest relative performance for the Fund during the reporting period, followed by federal Agency notes. Agency MBS benefited from improving characteristics and a very strong demand driven by the Federal Reserve’s ongoing Quantitative Easing (QE) purchases of MBS as a component of the Fed’s monetary policy easing strategy. Agency notes also experienced continued strong demand as investors sought quality fixed-income instruments during the reporting period.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

During the reporting period, the yield curve (a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds) experienced a bear steepening, which refers to a widening of the yield curve caused by long-term rates increasing at a faster rate than short-term rates. The two-year Treasury note yield was unchanged and the 30-year Treasury bond yield increased modestly during the reporting period. This increase in yields was the primary influence on returns for both the Fund’s benchmark index and the Fund itself. With overall yields so low, a small increase in long-term yields results in negative returns for Treasury Inflation-Protected Securities (TIPS), unless inflation rises to offset principal losses.

The Fund’s short-term cash positions, held for liquidity purposes, detracted from Fund performance during the reporting period. Cash is not reflected in the Fund’s benchmark index, and short-term yields remain essentially at zero due to the Fed’s monetary policy.

Subadviser:

Nationwide Asset Management, LLC

Portfolio Managers:

Joel S. Buck and Gary R. Hunt, CFA

Fund Performance	Nationwide Government Bond Fund

Average Annual Total Return

(For periods ended April 30, 2013)

		Six Months*	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	0.48%	3.15%	4.83%	4.29%
	w/SC2	(3.82)%	(1.24)%	3.92%	3.84%
Class B3	w/o SC1	0.08%	2.51%	4.17%	3.66%
	w/SC4	(4.79)%	(2.44)%	3.83%	3.66%
Class C5	w/o SC1	0.17%	2.51%	4.17%	3.66%
	w/SC6	(0.80)%	1.52%	4.17%	3.66%
Class R2[7,8,9]		0.31%	2.91%	4.58%	4.12%
Institutional Service Class[10]	w/o SC1	0.52%	3.43%	5.11%	4.58%
	w/SC11	0.52%	(1.25)%	4.14%	4.10%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	A 4.25% front-end sales charge was deducted.

[3]

These returns, for periods prior to the creation of the Fund’s Class B shares on September 4, 2003, include the performance of the Fund’s Class X shares, which are no longer offered by the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for the class has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such class. If these other fees were reflected, the performance for the Class B shares would have been lower.

[4]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[5]

These returns, for periods prior to the creation of the Fund’s Class C shares on September 4, 2003, include the performance of the Fund’s Class Y shares, which are no longer offered by the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for the class has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such class. If these other fees were reflected, the performance for Class C shares would have been lower.

[6]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any SCs.

[8]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[9]

These returns, for periods prior to the creation of the Funds Class R2 Shares on October 1, 2003, include the performance of the Fund’s Class D shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such class. If these other fees were reflected, the performance for the Class R2 shares would have been lower.

[10]	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

[11]	A 4.50% front-end sales charge was deducted on Class D Shares.

Expense Ratios

Expense Ratio*
Class A	1.11%
Class B	1.74%
Class C	1.74%
Class R2	1.30%
Institutional Service Class Shares	0.84%
*	Current effective prospectus dated March 1, 2013. Please see the Fund’s most recent prospectus for details.

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. The initial $10,000 investment has been reduced by the maximum sales charge imposed on the purchase of shares.

Comparative performance of $10,000 invested in Institutional Service Class shares of the Nationwide Government Bond Fund versus the BofA Merrill Lynch (BofAML) AAA U.S. Treasury/Agency Master Index(a), and the Consumer Price Index (CPI)(b) over the 10-year period ended 4/30/13. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The BofAML AAA U.S. Treasury/Agency Master Index is an unmanaged index that gives a broad look at how fixed-rate U.S. government bonds with a remaining maturity of at least one year have performed.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Shareholder Expense Example	Nationwide Government Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2012) and continued to hold your shares at the end of the reporting period (April 30, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2012 through April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2012 through April 30, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2013

Nationwide Government Bond Fund			Beginning Account Value ($) 11/01/12	Ending Account Value ($) 04/30/13	Expenses Paid During Period ($) 11/01/12 - 04/30/13[a]	Expense Ratio During Period (%) 11/01/12 - 04/30/13[a]
Class A Shares	Actual		1,000.00	1,004.80	5.62	1.13
	Hypothetical	[b]	1,000.00	1,019.19	5.66	1.13
Class B Shares	Actual		1,000.00	1,000.80	8.78	1.77
	Hypothetical	[b]	1,000.00	1,016.02	8.85	1.77
Class C Shares	Actual		1,000.00	1,001.70	8.78	1.77
	Hypothetical	[b]	1,000.00	1,016.02	8.85	1.77
Class R2 Shares	Actual		1,000.00	1,003.10	7.20	1.45
	Hypothetical	[b]	1,000.00	1,017.60	7.25	1.45
Institutional Service Class Shares	Actual		1,000.00	1,005.20	4.23	0.85
	Hypothetical	[b]	1,000.00	1,020.58	4.26	0.85

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2012 through April 30, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

Portfolio Summary April 30, 2013 (Unaudited)	Nationwide Government Bond Fund

Asset Allocation †
U.S. Government Mortgage Backed Agencies	42.7%
U.S. Government Sponsored & Agency Obligations	39.4%
Mutual Fund	17.6%
Sovereign Bond	7.6%
U.S. Treasury Bonds	7.5%
Collateralized Mortgage Obligations	1.9%
Commercial Mortgage Backed Security	1.3%
Liabilities in excess of other assets††	(18.0%)

100.0%

Top Holdings †††
Federal Home Loan Mortgage Corp. Gold Pool TBA, 3.50%, 05/15/43	15.7%
Fidelity Institutional Money Market Fund — Institutional Class	14.9%
Federal National Mortgage Association, 2.25%, 03/15/16	8.5%
Israel Government AID Bond, 5.50%, 12/04/23	6.4%
Federal National Mortgage Association Pool, 2.50%, 03/01/27	6.2%
Federal National Mortgage Association, 1.25%, 01/30/17	5.0%
Federal National Mortgage Association, 8.20%, 03/10/16	5.0%
Federal Home Loan Mortgage Corp., 1.00%, 07/28/17	4.9%
Federal National Mortgage Association Pool, 3.50%, 12/01/20	4.3%
Financing Corp. (FICO), 10/05/17	3.8%
Other Holdings	25.3%

100.0%

†	Percentages indicated are based upon net assets as of April 30, 2013.

††	Please refer to Statement of Assets and Liabilities for additional details.

†††	Percentages indicated are based upon total investments as of April 30, 2013.

The accompanying notes are an integral part of these financial statements.

Statement of Investments

April 30, 2013 (Unaudited)

Nationwide Government Bond Fund

Collateralized Mortgage Obligations 1.9%

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. REMICS
Series 1684, Class I, 6.50%, 03/15/24	$745,635	$835,656
Series 2296, Class H, 6.50%, 03/15/31	49,584	56,845
Federal National Mortgage Association REMICS
Series 1988-25, Class B, 9.25%, 10/25/18	3,704	4,141
Series 1990-7, Class B, 8.50%, 01/25/20	11,898	13,648
Series 1993-16, Class Z, 7.50%, 02/25/23	50,909	59,115
Series 1993-226, Class PK, 6.00%, 12/25/23	376,477	415,302
Series 2003-66, Class AP, 3.50%, 11/25/32	545,262	557,201

Total Collateralized Mortgage Obligations (cost $1,797,678)		1,941,908

Commercial Mortgage Backed Security 1.3%
Federal National Mortgage Association REMICS, Series 1998-73, Class MZ 6.30%, 10/17/38	1,312,432	1,323,936

Total Commercial Mortgage Backed Security (cost $1,318,557)		1,323,936

Sovereign Bond 7.6%
ISRAEL 7.6%
Israel Government AID Bond, 5.50%, 12/04/23	6,000,000	7,890,443

Total Sovereign Bond (cost $7,400,284)		7,890,443

U.S. Government Mortgage Backed Agencies 42.7%
Federal Home Loan Mortgage Corp. Gold Pool TBA
3.50%, 05/15/43	18,000,000	19,133,439
Federal National Mortgage Association Pool
Pool# 383142 7.11%, 10/01/15	866,109	863,749
Pool# MA0598 3.50%, 12/01/20	4,992,582	5,311,445
Pool# 874740 6.32%, 07/01/22	1,666,207	2,017,359

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 874982 6.81%, 11/01/25	$1,649,939	$1,993,335
Pool# AK7645 2.50%, 03/01/27	7,308,275	7,646,283
Pool# 385258 6.65%, 07/01/27	1,159,801	1,350,026
Pool# 387114 5.62%, 09/01/34	1,102,378	1,270,329
Pool# 773298 2.40%, 04/01/35 (a)	1,921,966	2,056,759
Pool# 813605 2.30%, 07/01/36 (a)	449,325	471,410
Pool# 745769 2.54%, 07/01/36 (a)	2,248,021	2,398,454

Total U.S. Government Mortgage Backed Agencies (cost $42,998,136)		44,512,588

U.S. Government Sponsored & Agency Obligations 39.4%
Federal Home Loan Banks
1.63%, 06/14/19	4,000,000	4,144,054
5.37%, 09/09/24	2,615,000	3,429,590
Federal Home Loan Mortgage Corp. 1.00%, 07/28/17	6,000,000	6,077,906
Federal National Mortgage Association
8.20%, 03/10/16	5,000,000	6,090,260
2.25%, 03/15/16	10,000,000	10,511,086
1.25%, 01/30/17	6,000,000	6,145,547
Financing Corp. (FICO) 0.00%, 10/05/17	4,966,000	4,728,949

Total U.S. Government Sponsored & Agency Obligations (cost $40,376,708)		41,127,392

U.S. Treasury Bonds 7.5%
U.S. Treasury Inflation Indexed Bonds
1.38%, 07/15/18	1,000,000	1,247,052
0.13%, 01/15/23	2,500,000	2,712,963
2.50%, 01/15/29	1,000,000	1,535,348
0.63%, 02/15/43	2,250,000	2,374,316

Total U.S. Treasury Bonds (cost $7,869,645)		7,869,679

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Government Bond Fund (Continued)

Mutual Fund 17.6%

	Shares	Market Value

Money Market Fund 17.6%
Fidelity Institutional Money Market Fund — Institutional Class, 0.14% (b)	18,364,182	$18,364,182

Total Mutual Fund (cost $18,364,182)		18,364,182

Total Investments (cost $120,125,190) (c) — 118.0%		123,030,128

Liabilities in excess of other assets — (18.0)%		(18,765,108)

NET ASSETS — 100.0%		$104,265,020

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2013. The maturity date represents the actual maturity date.

(b)	Represents 7-day effective yield as of April 30, 2013.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

AID	Agency for International Development

REMICS	Real Estate Mortgage Investment Conduits

TBA	To Be Announced

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

Nationwide Government Bond Fund
Assets:
Investments, at value (cost $120,125,190)	$123,030,128
Interest and dividends receivable	407,384
Receivable for investments sold	21,000
Receivable for capital shares issued	137,852
Prepaid expenses	34,465

Total Assets	123,630,829

Liabilities:
Payable for investments purchased	19,070,766
Distributions payable	6,160
Payable for capital shares redeemed	183,407
Accrued expenses and other payables:
Investment advisory fees	41,436
Fund administration fees	11,541
Distribution fees	10,907
Administrative servicing fees	11,373
Accounting and transfer agent fees	5,794
Trustee fees	251
Custodian fees	614
Compliance program costs (Note 3)	72
Professional fees	14,229
Printing fees	9,167
Other	92

Total Liabilities	19,365,809

Net Assets	$104,265,020

Represented by:
Capital	$101,088,419
Accumulated distributions in excess of net investment income	(310,288)
Accumulated net realized gains from investment transactions	581,951
Net unrealized appreciation/(depreciation) from investments	2,904,938

Net Assets	$104,265,020

Net Assets:
Class A Shares	$40,258,338
Class B Shares	246,050
Class C Shares	1,943,686
Class R2 Shares	1,488,147
Institutional Service Class Shares	60,328,799

Total	$104,265,020

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,848,877
Class B Shares	23,516
Class C Shares	185,862
Class R2 Shares	142,129
Institutional Service Class Shares	5,766,349

Total	9,966,733

Statement of Assets and Liabilities (Continued)

April 30, 2013 (Unaudited)

Nationwide Government Bond Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.46
Class B Shares (a)	$10.46
Class C Shares (b)	$10.46
Class R2 Shares	$10.47
Institutional Service Class Shares	$10.46
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.92

Maximum Sales Charge:
Class A Shares	4.25%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Six Months Ended April 30, 2013 (Unaudited)

Nationwide Government Bond Fund
INVESTMENT INCOME:
Interest income	$881,823
Dividend income	18,370

Total Income	900,193

EXPENSES:
Investment advisory fees	279,441
Fund administration fees	66,828
Distribution fees Class A	55,331
Distribution fees Class B	1,717
Distribution fees Class C	9,851
Distribution fees Class R2	3,618
Administrative servicing fees Class A	23,139
Administrative servicing fees Class R2	1,311
Administrative servicing fees Institutional Service Class	24,633
Registration and filing fees	27,429
Professional fees	15,170
Printing fees	8,731
Trustee fees	2,031
Custodian fees	2,215
Accounting and transfer agent fees	24,574
Compliance program costs (Note 3)	221
Other	6,421

Total expenses before earnings credit and fees waived	552,661

Earnings credit (Note 5)	(7)
Investment advisory fees waived (Note 3)	(2,181)

Net Expenses	550,473

NET INVESTMENT INCOME	349,720

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	583,309
Net change in unrealized appreciation/(depreciation) from investments	(447,480)

Net realized/unrealized gains from investments	135,829

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$485,549

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Government Bond Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
Operations:
Net investment income	$349,720	$2,171,250
Net realized gains from investment transactions	583,309	3,863,104
Net change in unrealized appreciation/(depreciation) from investments	(447,480)	(339,059)

Change in net assets resulting from operations	485,549	5,695,295

Distributions to Shareholders From:
Net investment income:
Class A	(180,340)	(1,005,629)
Class B	(349)	(8,772)
Class C	(1,945)	(28,204)
Class R2	(3,523)	(26,024)
Institutional Service Class (a)	(347,777)	(1,668,471)
Net realized gains:
Class A	(1,269,768)	(1,343,910)
Class B	(9,682)	(21,654)
Class C	(54,166)	(56,890)
Class R2	(39,500)	(40,077)
Institutional Service Class (a)	(1,781,941)	(2,016,525)

Change in net assets from shareholder distributions	(3,688,991)	(6,216,156)

Change in net assets from capital transactions	(13,658,035)	(12,968,427)

Change in net assets	(16,861,477)	(13,489,288)

Net Assets:
Beginning of period	121,126,497	134,615,785

End of period	$104,265,020	$121,126,497

Accumulated distributions in excess of net investment income at end of period	$(310,288)	$(126,074)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$6,663,022	$11,300,196
Dividends reinvested	1,375,110	2,214,697
Cost of shares redeemed	(14,985,760)	(16,585,737)

Total Class A Shares	(6,947,628)	(3,070,844)

Class B Shares
Proceeds from shares issued	44,703	31,951
Dividends reinvested	6,419	9,782
Cost of shares redeemed	(225,021)	(445,238)

Total Class B Shares	(173,899)	(403,505)

Class C Shares
Proceeds from shares issued	294,465	924,322
Dividends reinvested	40,036	49,506
Cost of shares redeemed	(367,519)	(819,905)

Total Class C Shares	(33,018)	153,923

(a)	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

Statements of Changes in Net Assets (Continued)

	Nationwide Government Bond Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$447,915	$328,302
Dividends reinvested	17,880	25,194
Cost of shares redeemed	(400,683)	(315,673)

Total Class R2 Shares	65,112	37,823

Institutional Service Class Shares (a)
Proceeds from shares issued	4,108,903	10,556,392
Dividends reinvested	2,039,681	3,491,383
Cost of shares redeemed	(12,717,186)	(23,733,599)

Total Institutional Service Class Shares	(6,568,602)	(9,685,824)

Change in net assets from capital transactions	$(13,658,035)	$(12,968,427)

SHARE TRANSACTIONS:
Class A Shares
Issued	633,043	1,062,303
Reinvested	131,864	208,491
Redeemed	(1,430,822)	(1,556,911)

Total Class A Shares	(665,915)	(286,117)

Class B Shares
Issued	4,307	2,980
Reinvested	615	920
Redeemed	(21,380)	(41,926)

Total Class B Shares	(16,458)	(38,026)

Class C Shares
Issued	27,864	86,568
Reinvested	3,840	4,666
Redeemed	(34,977)	(77,303)

Total Class C Shares	(3,273)	13,931

Class R2 Shares
Issued	42,955	30,744
Reinvested	1,712	2,369
Redeemed	(38,472)	(29,733)

Total Class R2 Shares	6,195	3,380

Institutional Service Class Shares (a)
Issued	388,333	993,424
Reinvested	195,397	328,651
Redeemed	(1,210,627)	(2,229,225)

Total Institutional Service Class Shares	(626,897)	(907,150)

Total change in shares	(1,306,348)	(1,213,982)

(a)	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Government Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$10.74	0.03	0.02	0.05	(0.04)	(0.29)	(0.33)	–	$10.46	0.48%	$40,258,338	1.13%	0.49%		1.13%	117.05%
Year Ended October 31, 2012 (f)	$10.78	0.16	0.29	0.45	(0.21)	(0.28)	(0.49)	–	$10.74	4.32%	$48,503,301	1.11%	1.53%		1.11%	81.08%
Year Ended October 31, 2011 (f)	$11.11	0.25	0.10	0.35	(0.27)	(0.41)	(0.68)	–	$10.78	3.49%	$51,748,983	1.12%	2.39%		1.12%	119.20%
Year Ended October 31, 2010 (f)	$10.87	0.28	0.45	0.73	(0.33)	(0.16)	(0.49)	–	$11.11	6.84%	$56,960,722	1.14%	2.60%		1.14%	91.55%
Year Ended October 31, 2009 (f)	$10.25	0.35	0.69	1.04	(0.35)	(0.07)	(0.42)	–	$10.87	10.19%	$54,052,272	1.16%	3.23%		1.16%	77.90%
Year Ended October 31, 2008	$10.27	0.42	(0.03)	0.39	(0.41)	–	(0.41)	–	$10.25	3.81%	$42,857,123	1.07%	4.02%		1.07%	82.40%

Class B Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$10.75	(0.01)	0.02	0.01	(0.01)	(0.29)	(0.30)	–	$10.46	0.08%	$246,050	1.77%	(0.16%	)	1.78%	117.05%
Year Ended October 31, 2012 (f)	$10.78	0.10	0.29	0.39	(0.14)	(0.28)	(0.42)	–	$10.75	3.77%	$429,654	1.74%	0.94%		1.74%	81.08%
Year Ended October 31, 2011 (f)	$11.12	0.19	0.08	0.27	(0.20)	(0.41)	(0.61)	–	$10.78	2.74%	$841,153	1.76%	1.75%		1.76%	119.20%
Year Ended October 31, 2010 (f)	$10.87	0.22	0.45	0.67	(0.26)	(0.16)	(0.42)	–	$11.12	6.27%	$1,161,026	1.74%	2.02%		1.74%	91.55%
Year Ended October 31, 2009 (f)	$10.24	0.28	0.70	0.98	(0.28)	(0.07)	(0.35)	–	$10.87	9.62%	$1,314,664	1.78%	2.62%		1.78%	77.90%
Year Ended October 31, 2008	$10.27	0.35	(0.04)	0.31	(0.34)	–	(0.34)	–	$10.24	3.04%	$1,053,810	1.73%	3.33%		1.73%	82.40%

Class C Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$10.74	(0.01)	0.03	0.02	(0.01)	(0.29)	(0.30)	–	$10.46	0.17%	$1,943,686	1.77%	(0.16%	)	1.78%	117.05%
Year Ended October 31, 2012 (f)	$10.78	0.10	0.28	0.38	(0.14)	(0.28)	(0.42)	–	$10.74	3.67%	$2,031,828	1.74%	0.90%		1.74%	81.08%
Year Ended October 31, 2011 (f)	$11.11	0.19	0.09	0.28	(0.20)	(0.41)	(0.61)	–	$10.78	2.83%	$1,888,397	1.76%	1.75%		1.76%	119.20%
Year Ended October 31, 2010 (f)	$10.87	0.22	0.44	0.66	(0.26)	(0.16)	(0.42)	–	$11.11	6.18%	$2,582,146	1.74%	2.01%		1.74%	91.55%
Year Ended October 31, 2009 (f)	$10.24	0.28	0.70	0.98	(0.28)	(0.07)	(0.35)	–	$10.87	9.62%	$2,225,145	1.78%	2.65%		1.78%	77.90%
Year Ended October 31, 2008	$10.26	0.35	(0.03)	0.32	(0.34)	–	(0.34)	–	$10.24	3.14%	$2,402,430	1.72%	3.39%		1.72%	82.40%

Class R2 Shares (g)
Six Months Ended April 30, 2013 (f) (Unaudited)	$10.75	0.01	0.03	0.04	(0.03)	(0.29)	(0.32)	–	$10.47	0.31%	$1,488,147	1.45%	0.16%		1.46%	117.05%
Year Ended October 31, 2012 (f)	$10.79	0.14	0.29	0.43	(0.19)	(0.28)	(0.47)	–	$10.75	4.12%	$1,461,777	1.29%	1.34%		1.29%	81.08%
Year Ended October 31, 2011 (f)	$11.12	0.23	0.10	0.33	(0.25)	(0.41)	(0.66)	–	$10.79	3.27%	$1,430,128	1.33%	2.19%		1.33%	119.20%
Year Ended October 31, 2010 (f)	$10.88	0.26	0.44	0.70	(0.30)	(0.16)	(0.46)	–	$11.12	6.59%	$1,656,631	1.37%	2.41%		1.37%	91.55%
Year Ended October 31, 2009 (f)	$10.25	0.31	0.71	1.02	(0.32)	(0.07)	(0.39)	–	$10.88	9.99%	$1,883,821	1.45%	2.88%		1.45%	77.90%
Year Ended October 31, 2008	$10.28	0.39	(0.03)	0.36	(0.39)	–	(0.39)	–	$10.25	3.51%	$571,427	1.29%	3.61%		1.29%	82.40%

Institutional Service Class Shares (h)
Six Months Ended April 30, 2013 (f) (Unaudited)	$10.75	0.04	0.02	0.06	(0.06)	(0.29)	(0.35)	–	$10.46	0.52%	$60,328,799	0.85%	0.76%		0.85%	117.05%
Year Ended October 31, 2012 (f)	$10.78	0.19	0.30	0.49	(0.24)	(0.28)	(0.52)	–	$10.75	4.70%	$68,699,937	0.83%	1.81%		0.83%	81.08%
Year Ended October 31, 2011 (f)	$11.11	0.28	0.10	0.38	(0.30)	(0.41)	(0.71)	–	$10.78	3.76%	$78,707,124	0.86%	2.65%		0.86%	119.20%
Year Ended October 31, 2010 (f)	$10.88	0.31	0.44	0.75	(0.36)	(0.16)	(0.52)	–	$11.11	7.09%	$90,169,759	0.86%	2.89%		0.86%	91.55%
Year Ended October 31, 2009 (f)	$10.25	0.38	0.70	1.08	(0.38)	(0.07)	(0.45)	–	$10.88	10.59%	$97,806,444	0.88%	3.52%		0.88%	77.90%
Year Ended October 31, 2008	$10.27	0.45	(0.03)	0.42	(0.44)	–	(0.44)	–	$10.25	4.09%	$95,279,876	0.80%	4.30%		0.80%	82.40%

Amounts designated as “ – ” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.
(h)	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

The accompanying notes are an integral part of these financial statements.

Nationwide Inflation-Protected Securities Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the semiannual period ended April 30, 2013, the Nationwide Inflation-Protected Securities Fund (Institutional Class) registered -0.02% versus 0.25% for its benchmark, the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM. For broader comparison, the average return for the Fund’s closest Lipper peer category of Inflation-Protected Bond Funds (consisting of 196 funds as of April 30, 2013) was 0.26% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

As a recently launched fund (September 2012), the Fund was invested exclusively in TIPS during the reporting period, consistent with the Fund’s benchmark index.

During the reporting period, the yield curve (a plotted graph line of the yields, or interest rates, on long-term and short-term maturity bonds) experienced a slight steepening, with the two-year Treasury yield unchanged and the 30-year Treasury yield increasing modestly. This increase in long-term yields was the primary influence on returns for both the Fund and its benchmark index. With overall yields so low, a small increase in yields typically results in negative returns for investments in TIPS unless inflation rises to offset principal losses. The Fund is exposed to the same market factors as its benchmark index, given the Fund’s current composition of 100% in TIPS.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

As a recently launched fund (September 2012), the Fund was invested exclusively in TIPS during the reporting period, consistent with the Fund’s benchmark index.

Subadviser:

Nationwide Asset Management, LLC

Portfolio Managers:

Joel S. Buck and Gary R. Hunt, CFA

Fund Performance	Nationwide Inflation-Protected Securities Fund

Average Annual Total Return

(For periods ended April 30, 2013)

		Six Months*	Inception[4]
Class A	w/o SC1	(0.02)%	0.48%
	w/SC2	(4.31)%	(3.76)%
Institutional Class[3]		(0.02)%	0.58%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	A 4.25% front-end sales charge was deducted.

[3]	Not subject to any sales charges.

[4]	Since inception date of September 17, 2012.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	1.25%	0.80%
Institutional Class	0.75%	0.30%
*	Current effective prospectus dated March 1, 2013. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2014. Please see the Fund’s most recent prospectus for details.

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Class shares of the Nationwide Inflation-Protected Securities Fund from inception through 4/30/13 versus the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) IndexSM(a) and the Consumer Price Index (CPI)(b) from 10/1/12 through 4/30/13. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The Barclays U.S. TIPS IndexSM is an unmanaged, market capitalization-weighted index that measures the performance of all U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued U.S. TIPS with a remaining maturity of at least one year and $250 million or more in outstanding face value.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Shareholder Expense Example	Nationwide Inflation-Protected Securities Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2012) and continued to hold your shares at the end of the reporting period (April 30, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2012 through April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2012 through April 30, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2013

Nationwide Inflation-Protected Securities Fund			Beginning Account Value ($) 11/01/12	Ending Account Value ($) 04/30/13	Expenses Paid During Period ($) 11/01/12 - 04/30/13[a]	Expense Ratio During Period (%) 11/01/12 - 04/30/13[a]
Class A Shares	Actual		1,000.00	999.80	2.73	0.55
	Hypothetical	[b]	1,000.00	1,022.07	2.76	0.55
Institutional Class Shares	Actual		1,000.00	999.80	1.49	0.30
	Hypothetical	[b]	1,000.00	1,023.31	1.51	0.30

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2012 through April 30, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

Portfolio Summary April 30, 2013 (Unaudited)	Nationwide Inflation-Protected Securities Fund

Asset Allocation†
U.S. Treasury Bonds	99.1%
Mutual Fund	0.6%
Other assets in excess of liabilities	0.3%

100.0%

Top Holdings ††
U.S. Treasury Inflation Indexed Bonds, 0.13%, 04/15/17	12.0%
U.S. Treasury Inflation Indexed Bonds, 0.13%, 04/15/16	11.2%
U.S. Treasury Inflation Indexed Bonds, 1.13%, 01/15/21	11.2%
U.S. Treasury Inflation Indexed Bonds, 0.63%, 07/15/21	10.4%
U.S. Treasury Inflation Indexed Bonds, 2.38%, 01/15/25	9.9%
U.S. Treasury Inflation Indexed Bonds, 0.13%, 07/15/22	9.9%
U.S. Treasury Inflation Indexed Bonds, 3.63%, 04/15/28	8.5%
U.S. Treasury Inflation Indexed Bonds, 2.13%, 02/15/41	6.9%
U.S. Treasury Inflation Indexed Bonds, 1.88%, 07/15/15	6.8%
U.S. Treasury Inflation Indexed Bonds, 2.00%, 07/15/14	5.9%
Other Holdings	7.3%

100.0%

†	Percentages indicated are based upon net assets as of April 30, 2013.

††	Percentages indicated are based upon total investments as of April 30, 2013.

The accompanying notes are an integral part of these financial statements.

Statement of Investments

April 30, 2013 (Unaudited)

Nationwide Inflation-Protected Securities Fund

U.S. Treasury Bonds 99.1%

	Principal Amount	Market Value

U.S. Treasury Inflation Indexed Bonds
1.25%, 04/15/14	$3,500,000	$3,916,961
2.00%, 07/15/14	10,250,000	13,167,082
1.88%, 07/15/15	11,750,000	15,155,550
0.13%, 04/15/16	22,750,000	25,065,290
0.13%, 04/15/17	24,750,000	26,935,218
1.13%, 01/15/21	20,000,000	24,937,704
0.63%, 07/15/21	19,700,000	23,171,810
0.13%, 07/15/22	20,000,000	22,021,464
2.38%, 01/15/25	13,300,000	22,035,288
3.63%, 04/15/28	8,350,000	18,980,703
3.88%, 04/15/29	4,800,000	11,184,040
2.13%, 02/15/41	9,900,000	15,353,071

Total U.S. Treasury Bonds (cost $222,711,101)		221,924,181

Mutual Fund 0.6%

	Shares	Market Value

Money Market Fund 0.6%
Fidelity Institutional Money Market Fund - Institutional Class, 0.14% (a)	1,433,376	1,433,376

Total Mutual Fund (cost $1,433,376)		1,433,376

Total Investments (cost $224,144,477) (b) — 99.7%		223,357,557

Other assets in excess of liabilities — 0.3%		622,007

NET ASSETS — 100.0%		$223,979,564

(a)	Represents 7-day effective yield as of April 30, 2013.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

Nationwide Inflation-Protected Securities Fund
Assets:
Investments, at value (cost $224,144,477)	$223,357,557
Interest and dividends receivable	461,232
Receivable for capital shares issued	162,945
Prepaid organization and offering costs	30,256
Prepaid expenses	11,291

Total Assets	224,023,281

Liabilities:
Accrued expenses and other payables:
Investment advisory fees	29,043
Fund administration fees	10,396
Distribution fees	6
Accounting and transfer agent fees	207
Trustee fees	211
Custodian fees	1,128
Compliance program costs (Note 3)	119
Professional fees	1,043
Printing fees	764
Other	800

Total Liabilities	43,717

Net Assets	$223,979,564

Represented by:
Capital	$225,028,283
Accumulated distributions in excess of net investment loss	(261,799)
Net unrealized appreciation/(depreciation) from investments	(786,920)

Net Assets	$223,979,564

Net Assets:
Class A Shares	$28,100
Institutional Class Shares	223,951,464

Total	$223,979,564

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,800
Institutional Class Shares	22,279,974

Total	22,282,774

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.04
Institutional Class Shares	$10.05
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.49

Maximum Sales Charge:
Class A Shares	4.25%

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Period Ended April 30, 2013 (Unaudited)

Nationwide Inflation-Protected Securities Fund
INVESTMENT INCOME:
Interest income	$49,465
Dividend income	5,007

Total Income	54,472

EXPENSES:
Organization and offering costs	29,995
Investment advisory fees	217,908
Fund administration fees	48,267
Distribution fees Class A	29
Registration and filing fees	2,102
Professional fees	19,724
Printing fees	2,852
Trustee fees	2,713
Custodian fees	3,192
Compliance program costs (Note 3)	308
Other	3,084

Total expenses before earnings credit and expenses reimbursed	330,174

Earnings credit (Note 5)	(1)
Expenses reimbursed by adviser (Note 3)	(67,092)

Net Expenses	263,081

NET INVESTMENT LOSS	(208,609)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net change in unrealized appreciation/(depreciation) from investments	(951,332)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,159,941)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Inflation- Protected Securities Fund
	Six Months Ended April 30, 2013 (Unaudited)	Period ended October 31, 2012 (a)
Operations:
Net investment income/(loss)	$(208,609)	$112,236
Net change in unrealized appreciation/(depreciation) from investments	(951,332)	164,412

Change in net assets resulting from operations	(1,159,941)	276,648

Distributions to Shareholders From:
Net investment income:
Class A	(17)	–
Institutional Class	(172,628)	–

Change in net assets from shareholder distributions	(172,645)	–

Change in net assets from capital transactions	178,716,391	46,319,111

Change in net assets	177,383,805	46,595,759

Net Assets:
Beginning of period	46,595,759	–

End of period	$223,979,564	$46,595,759

Accumulated undistributed (distributions in excess of) net investment income at end of period	$(261,799)	$119,455

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$6,744	$21,223
Dividends reinvested	13	–
Cost of shares redeemed	(1)	–

Total Class A Shares	6,756	21,223

Institutional Class Shares
Proceeds from shares issued	184,942,181	47,067,676
Dividends reinvested	172,628	–
Cost of shares redeemed	(6,405,174)	(769,788)

Total Institutional Class Shares	178,709,635	46,297,888

Change in net assets from capital transactions	$178,716,391	$46,319,111

SHARE TRANSACTIONS:
Class A Shares
Issued	682	2,117
Reinvested	1	–
Redeemed	–	–

Total Class A Shares	683	2,117

Institutional Class Shares
Issued	18,273,114	4,708,024
Reinvested	17,246	–
Redeemed	(641,382)	(77,028)

Total Institutional Class Shares	17,648,978	4,630,996

Total change in shares	17,649,661	4,633,113

(a)	For the period from September 18, 2012 (commencement of operations) through October 31, 2012.

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Inflation-Protected Securities Fund

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$10.05	0.01	(0.01)	–	(0.01)	(0.01)	$10.04	(0.02%	)	$28,100	0.55%	0.17%		0.66%	–%
Period Ended October 31, 2012 (f)(g)	$10.00	0.02	0.03	0.05	–	–	$10.05	0.50%		$21,277	0.55%	1.75%		0.92%	–%

Institutional Class Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$10.06	(0.01)	0.01	–	(0.01)	(0.01)	$10.05	(0.02%	)	$223,951,464	0.30%	(0.24%	)	0.38%	–%
Period Ended October 31, 2012 (f)(g)	$10.00	0.02	0.04	0.06	–	–	$10.06	0.60%		$46,574,482	0.30%	2.03%		0.68%	–%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	For the period from September 18, 2012 (commencement of operations) through October 31, 2012.

The accompanying notes are an integral part of these financial statements.

Nationwide Money Market Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the semiannual period ended April 30, 2013, the Nationwide Money Market Fund (Institutional Class) returned 0.00% versus 0.00% for its benchmark, the iMoneyNet Prime Retail Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Institutional Money Market Funds (consisting of 300 funds as of April 30, 2013) was 0.02% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

Because money market securities are short-term in nature — as these securities often mature and are repurchased — and the general objective of the Fund is preservation of capital and liquidity, the Fund did not experience major fluctuations during the reporting period. The industry that contributed the most to relative yield for the Fund, however, was the European banking industry, followed by Fund holdings in asset-backed commercial paper and industrial commercial paper.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

The sectors that contributed the least to Fund performance during the reporting period were repurchase agreements, overnight time deposits and overnight commercial paper. These types of securities are subject to tight supply issues in the overnight marketplace, which causes interest rates to be very low on certain days. These securities were used by the Fund for liquidity purposes.

Subadviser:

Federated Investment Management Company

Fund Performance	Nationwide Money Market Fund

Average Annual Total Return

(For periods ended April 30, 2013)

	Six Months*	1 Yr.	5 Yr.	10 Yr.
Prime[1]	0.00%	0.00%	0.23%	1.56%
Institutional Class[1]	0.00%	0.00%	0.23%	1.53%
Service Class[1]	0.00%	0.00%	0.21%	1.45%

*	Not annualized.

[1]	Not subject to any sales charges.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Prime	0.62%	0.62%
Institutional Class	0.48%	0.48%
Service Class	0.88%	0.77%
*	Current effective prospectus dated March 1, 2013. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2014. Please see the Fund’s most recent prospectus for details.

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Prime Shares of the Nationwide Money Market Fund versus the iMoneyNet Prime Retail Index(a); and the Consumer Price Index (CPI)(b) over a 10-year period ended 4/30/13. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.

(a)	The iMoneyNet Prime Retail Index is an average of non-government retail money market mutual funds. Portfolio holdings of prime money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic and foreign bank obligations, commercial paper, floating-rate notes; and asset-backed commercial paper.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Shareholder Expense Example	Nationwide Money Market Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2012) and continued to hold your shares at the end of the reporting period (April 30, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2012 through April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2012 through April 30, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2013

Nationwide Money Market Fund			Beginning Account Value ($) 11/01/12	Ending Account Value ($) 04/30/13	Expenses Paid During Period ($) 11/01/12 - 04/30/13[a]	Expense Ratio During Period (%) 11/01/12 - 04/30/13[a]
Prime Shares	Actual		1,000.00	1,000.00	1.29	0.26
	Hypothetical	[b]	1,000.00	1,023.51	1.30	0.26
Institutional Class Shares	Actual		1,000.00	1,000.00	1.29	0.26
	Hypothetical	[b]	1,000.00	1,023.51	1.30	0.26
Service Class Shares	Actual		1,000.00	1,000.00	1.29	0.26
	Hypothetical	[b]	1,000.00	1,023.51	1.30	0.26

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2012 through April 30, 2013 multiplied to reflect one-half year period .The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

Portfolio Summary	Nationwide Money Market Fund

April 30, 2013 (Unaudited)

Asset Allocation †
Commercial Paper	47.9%
Repurchase Agreement	17.4%
Corporate Bonds	11.8%
Municipal Bonds	6.6%
Certificates of Deposit	6.3%
Mutual Fund	5.9%
Asset-Backed Securities	4.0%
U.S. Government Sponsored & Agency Obligation	0.4%
Liabilities in excess of other assets	(0.3)%

100.0%

Top Industries ††
Banking	34.6%
Finance-Retail	17.8%
Finance-Automotive	11.8%
Sovereign	8.7%
Municipal Bond	6.5%
Asset Management	5.9%
Finance-Commercial	5.4%
Pharmaceuticals and Health Care	2.0%
Electric Power	1.8%
Food & Beverage	1.7%
Other Industries*	3.8%

100.0%

Top Holdings ††
Federated Prime Obligations Fund, Institutional Shares	5.9%
Royal Bank of Canada, Montreal, 0.44%, 05/22/13	3.2%
Caisse des Depots et Consignations, 0.21%, 07/10/13	2.9%
Salisbury Receivables Co. LLC, 0.21%, 05/24/13	2.8%
BlackRock MuniYield Investment Quality Fund, 0.19%, 05/01/13	2.8%
Bank of America N.A., 0.30%, 05/29/13	2.5%
Sheffield Receivables Corp., 0.21%, 05/15/13	2.5%
Jupiter Securitization Co. LLC, 0.32%, 05/08/13	2.4%
BlackRock Investment Quality Municipal Trust, Inc., 0.19%, 05/01/13	2.3%
Toyota Motor Credit Corp., 0.24, 08/26/13	2.3%
Other Holdings*	70.4%

100.0%

†	Percentages indicated are based upon net assets as of April 30, 2013.

††	Percentages indicated are based upon total investments as of April 30, 2013.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

The accompanying notes are an integral part of these financial statements.

Statement of Investments

April 30, 2013 (Unaudited)

Nationwide Money Market Fund

Asset-Backed Securities 4.0%

	Principal Amount	Market Value

Banking 0.4%
HLSS Servicer Advance Receivables Trust, Series 2012-MM1, Class A, 0.65%, 09/16/13 (a)(b)	$5,769,231	$5,769,231

Finance-Automotive 2.0%
Enterprise Fleet Financing LLC, Series 2013-1, Class A1, 0.26%, 03/20/14 (b)	4,103,634	4,103,635
Hyundai Auto Receivables Trust, Series 2013-A, Class A1, 0.20%, 02/18/14	10,026,508	10,026,508
Santander Drive Auto Receivables Trust, Series 2012-6, Class A1, 0.30%, 10/15/13	707,609	707,609
SMART ABS, Series 2013-1US, Class A1, 0.23%, 01/14/14	12,804,681	12,804,681

		27,642,433

Finance-Equipment 1.6%
CNH Equipment Trust, Series 2013-A, Class A1, 0.23%, 03/14/14	13,339,144	13,339,144
Macquarie Equipment Funding Trust, Series 2012-A, Class A1, 0.29%, 10/21/13 (b)	4,245,885	4,245,885
Volvo Financial Equipment LLC, Series 2013-1A, Class A1, 0.26%, 04/15/14 (b)	4,500,710	4,500,710

		22,085,739

Total Asset-Backed Securities (cost $55,497,403)		55,497,403

Certificates of Deposit 6.3%
Banking 6.3%
Bank of Montreal, 0.34%, 02/12/14 (c)	13,000,000	13,000,000
Royal Bank of Canada, Montreal, 0.44%, 05/22/13 (c)	44,000,000	44,000,000
Societe Generale, 0.29%, 05/14/13	15,000,000	15,000,000
Toronto Dominion Bank
0.28%, 07/26/13 (c)	5,000,000	5,000,000
0.28%, 09/13/13 (c)	10,000,000	10,000,000

		87,000,000

Total Certificates of Deposit (cost $87,000,000)		87,000,000

Commercial Paper 47.9%

	Principal Amount	Market Value

Banking 4.5%
ASB Finance Ltd., 0.29%, 05/16/13 (b)	$20,000,000	$19,997,583
LMA-Americas LLC, 0.28%, 07/17/13 (b)	21,500,000	21,487,124
Westpac Banking Corp., Ltd., 0.25%, 05/29/13 (c)	20,000,000	20,000,000

		61,484,707

Electric Power 1.8%
Electricite de France SA
0.23%, 05/31/13 (b)	15,000,000	14,997,125
0.22%, 07/22/13 (b)	10,000,000	9,994,989

		24,992,114

Finance-Automotive 8.0%
FCAR Owner Trust
0.34%, 07/01/13	850,000	849,510
0.34%, 07/15/13	11,000,000	10,992,208
0.33%, 08/01/13	15,000,000	14,987,350
0.26%, 09/09/13	3,400,000	3,396,783
0.29%, 09/16/13	22,000,000	21,975,544
0.29%, 10/15/13	13,000,000	12,982,512
Toyota Motor Credit Corp.
0.24%, 08/26/13	32,000,000	31,975,040
0.27%, 09/16/13	13,300,000	13,286,234

		110,445,181

Finance-Commercial 4.6%
Atlantic Asset Securitization LLC, 0.29%, 09/04/13 (b)(c)	10,000,000	9,999,656
Fairway Finance Co. LLC
0.23%, 06/17/13 (b)(c)	30,000,000	30,000,000
0.23%, 07/18/13 (b)(c)	14,000,000	14,000,000
General Electric Capital Corp., 0.20%, 06/14/13	10,000,000	9,997,555

		63,997,211

Finance-Retail 17.9%
Barton Capital LLC, 0.26%, 07/02/13 (b)	13,425,000	13,418,989
Chariot Funding LLC
0.18%, 06/24/13 (b)	3,000,000	2,999,190
0.25%, 09/17/13 (b)	18,750,000	18,731,901
0.27%, 10/09/13 (b)	16,000,000	15,980,680
0.26%, 10/10/13 (b)	10,000,000	9,988,300
0.25%, 10/30/13 (b)	20,000,000	19,974,722
Jupiter Securitization Co. LLC
0.32%, 05/08/13 (b)	33,000,000	32,997,947
0.18%, 06/19/13 (b)	9,000,000	8,997,795
0.23%, 09/27/13 (b)	25,000,000	24,976,201
Salisbury Receivables Co. LLC
0.21%, 05/24/13 (b)	39,000,000	38,994,767
0.21%, 06/12/13 (b)	21,000,000	20,994,855
0.21%, 07/16/13 (b)	3,300,000	3,298,537

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Money Market Fund (Continued)

Commercial Paper (continued)

	Principal Amount	Market Value

Finance-Retail (continued)
Sheffield Receivables Corp., 0.21%, 05/15/13 (b)	$35,000,000	$34,997,142

		246,351,026

Food & Beverage 1.7%
Nestle Capital Corp., 0.37%, 09/05/13 (b)	23,000,000	22,969,979

Pharmaceuticals and Health Care 0.7%
Sanofi-Aventis SA, 0.16%, 06/20/13 (b)	10,000,000	9,997,778

Sovereign 8.7%
Caisse des Depots et Consignations
0.21%, 07/10/13 (b)	40,000,000	39,983,666
0.25%, 10/15/13 (b)	10,000,000	9,988,403
Kells Funding LLC
0.34%, 05/02/13 (b)	15,000,000	14,999,858
0.33%, 05/08/13 (b)	20,000,000	19,998,717
0.30%, 07/17/13 (b)	22,000,000	21,985,883
0.23%, 08/27/13 (b)	7,400,000	7,394,421
0.24%, 10/30/13 (b)	5,000,000	4,993,934

		119,344,882

Total Commercial Paper (cost $659,582,878)		659,582,878

Corporate Bonds 11.8%
Banking 6.2%
Bank of America N.A.
0.30%, 05/29/13	35,000,000	35,000,000
0.30%, 06/06/13	20,000,000	20,000,000
0.29%, 07/09/13	14,700,000	14,700,000
Wells Fargo Bank N.A., 0.35%, 02/21/14 (c)	15,000,000	15,000,000

		84,700,000

Chemicals 0.1%
Du Pont (E.I.) de Nemours & Co., 5.00%, 07/15/13	2,000,000	2,019,179

Finance-Automotive 1.8%
Toyota Motor Credit Corp., 0.29%, 02/24/14 (c)	25,000,000	25,000,000

Finance-Commercial 0.8%
General Electric Capital Corp., 4.80%, 05/01/13	10,598,000	10,598,000

Finance-Equipment 0.0%†
Caterpillar Financial Services Corp., 0.45%, 06/17/13 (c)	250,000	250,045

Corporate Bonds (continued)

	Principal Amount	Market Value

Insurance 1.6%
Metropolitan Life Global Funding I, 5.20%, 09/18/13 (b)	$5,943,000	$6,052,982
Metropolitan Life Insurance Co., 0.54%, 05/14/13 (a)(c)	15,000,000	15,000,000
New York Life Global Funding, 1.85%, 12/13/13 (b)	535,000	540,143

		21,593,125

Pharmaceuticals and Health Care 1.3%
Merck & Co., Inc., 5.30%, 12/01/13	17,795,000	18,315,887

Total Corporate Bonds (cost $162,476,236)		162,476,236

Municipal Bonds 6.6%
Illinois 1.5%
Illinois State, 0.21%, 05/01/13 (b)(c)	20,000,000	20,000,000

Other Territories 5.1%
BlackRock Investment Quality Municipal Trust, Inc., 0.19%, 05/01/13 (b)(c)	32,100,000	32,100,000
BlackRock MuniYield Investment Quality Fund, 0.19%, 05/01/13 (b)(c)	38,405,000	38,405,000

		70,505,000

Total Municipal Bonds (cost $90,505,000)		90,505,000

U.S. Government Sponsored & Agency Obligation 0.4%
Government Agency Securities 0.4%
Federal National Mortgage Association, 4.63%, 10/15/13	5,625,000	5,738,919

Total U.S. Government Sponsored & Agency Obligation (cost $5,738,919)		5,738,919

Mutual Fund 5.9%

	Shares	Market Value

Asset Management 5.9%
Federated Prime Obligations Fund, Institutional Shares, 0.07% (d)	80,974,915	80,974,915

Total Mutual Fund (cost $80,974,915)		80,974,915

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Money Market Fund (Continued)

Repurchase Agreement 17.4%

	Principal Amount	Market Value

RBS Securities, Inc., 0.14%, dated 04/30/13, due 05/01/13, repurchase price $238,814,929, collateralized by U.S. Government Treasury Securities ranging from 0.25%-2.25%, maturing 03/31/15-03/31/16; total market value $243,591,155.	$238,814,000	$238,814,000

Total Repurchase Agreement (cost $238,814,000)		238,814,000

Total Investments (cost $1,380,589,351) (e) — 100.3%		1,380,589,351

Liabilities in excess of other assets — (0.3)%		(3,861,301)

NET ASSETS — 100.0%		$1,376,728,050

(a)	Illiquid security.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at April 30, 2013 was $634,857,728 which represents 46.11% of net assets.

(c)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2013. The maturity date represents the actual maturity date.

(d)	Represents 7-day effective yield as of April 30, 2013.

(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

LLC	Limited Liability Company

Ltd.	Limited

SA	Stock Company

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

Nationwide Money Market Fund
Assets:
Investments, at value (cost $1,141,775,351)	$1,141,775,351
Repurchase agreement, at value and cost	238,814,000

Total Investments	1,380,589,351

Cash	2,389
Interest and dividends receivable	870,201
Receivable for capital shares issued	208,115
Prepaid expenses	610,535

Total Assets	1,382,280,591

Liabilities:
Payable for capital shares redeemed	4,502,049
Accrued expenses and other payables:
Investment advisory fees	701,273
Fund administration fees	58,570
Distribution fees	430
Administrative servicing fees	197,802
Accounting and transfer agent fees	2,125
Trustee fees	3,117
Custodian fees	6,175
Compliance program costs (Note 3)	1,253
Professional fees	22,840
Printing fees	48,558
Other	8,349

Total Liabilities	5,552,541

Net Assets	$1,376,728,050

Represented by:
Capital	$1,378,359,142
Accumulated net investment loss	(24)
Accumulated net realized losses from investment transactions	(1,631,068)

Net Assets	$1,376,728,050

Net Assets:
Prime Shares	$484,946,000
Institutional Class Shares	887,728,153
Service Class Shares	4,053,897

Total	$1,376,728,050

Shares Outstanding (unlimited number of shares authorized):
Prime Shares	485,598,299
Institutional Class Shares	888,971,120
Service Class Shares	4,060,561

Total	1,378,629,980

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Prime Shares	$1.00
Institutional Class Shares	$1.00
Service Class Shares	$1.00

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Six Months Ended April 30, 2013 (Unaudited)

Nationwide Money Market Fund
INVESTMENT INCOME:
Interest income	$1,870,051
Dividend income	38,835

Total Income	1,908,886

EXPENSES:
Investment advisory fees	2,804,152
Fund administration fees	340,441
Distribution fees Service Class	3,006
Administrative servicing fees Prime Class	371,968
Administrative servicing fees Service Class	5,002
Registration and filing fees	19,965
Professional fees	31,131
Printing fees	51,608
Trustee fees	26,298
Custodian fees	24,594
Accounting and transfer agent fees	116,101
Compliance program costs (Note 3)	2,615
Other	19,364

Total expenses before earnings credit and fees waived	3,816,245

Earnings credit (Note 5)	(1,921)
Distribution fees voluntarily waived — Service Class (Note 3)	(3,006)
Investment advisory fees voluntarily waived (Note 3)	(1,522,950)
Investment advisory fees waived (Note 3)	(2,488)
Administrative servicing fees voluntarily waived — Prime Class (Note 3)	(371,968)
Administrative servicing fees voluntarily waived — Service Class (Note 3)	(5,002)

Net Expenses	1,908,910

NET INVESTMENT LOSS	(24)

REALIZED/UNREALIZED GAINS FROM INVESTMENTS:
Net realized gains from investment transactions	2,744

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,720

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Money Market Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
Operations:
Net investment loss	$(24)	$–
Net realized gains from investment transactions	2,744	5,247

Change in net assets resulting from operations	2,720	5,247

Change in net assets from capital transactions	(116,293,848)	(324,841,880)

Change in net assets	(116,291,128)	(324,836,633)

Net Assets:
Beginning of period	1,493,019,178	1,817,855,811

End of period	$1,376,728,050	$1,493,019,178

Accumulated net investment loss at end of period	$(24)	$–

CAPITAL TRANSACTIONS:
Prime Shares
Proceeds from shares issued	$112,646,040	$182,505,637
Dividends reinvested	–	–
Cost of shares redeemed	(129,270,137)	(237,729,609)

Total Prime Class Shares	(16,624,097)	(55,223,972)

Institutional Class Shares
Proceeds from shares issued	116,199,628	204,698,733
Dividends reinvested	–	–
Cost of shares redeemed	(215,917,758)	(473,723,564)

Total Institutional Class Shares	(99,718,130)	(269,024,831)

Service Class Shares
Proceeds from shares issued	713,788	3,756,652
Dividends reinvested	–	–
Cost of shares redeemed	(665,409)	(4,349,729)

Total Service Class Shares	48,379	(593,077)

Change in net assets from capital transactions	$(116,293,848)	$(324,841,880)

SHARE TRANSACTIONS:
Prime Shares
Issued	112,646,040	182,505,639
Reinvested	–	–
Redeemed	(129,270,137)	(237,729,609)

Total Prime Class Shares	(16,624,097)	(55,223,970)

Institutional Class Shares
Issued	116,199,628	204,698,744
Reinvested	–	–
Redeemed	(215,917,758)	(473,723,564)

Total Institutional Class Shares	(99,718,130)	(269,024,820)

Service Class Shares
Issued	713,788	3,756,652
Reinvested	–	–
Redeemed	(665,409)	(4,349,728)

Total Service Class Shares	48,379	(593,076)

Total change in shares	(116,293,848)	(324,841,866)

Amounts	designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Money Market Fund

		Operations		Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Total from Operations	Net Investment Income	Total Distributions	Capital Contributions from Adviser	Net Asset Value, End of Period	Total Return (a)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets (b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)(c)
Prime Shares
Six Months Ended April 30, 2013 (d) (Unaudited)	$1.00	–	–	–	–	–	$1.00	–	$484,946,000	0.26%	–	0.62%
Year Ended October 31, 2012 (d)	$1.00	–	–	–	–	–	$1.00	–	$501,569,163	0.30%	–	0.61%
Year Ended October 31, 2011 (d)	$1.00	–	–	–	–	–	$1.00	–	$556,791,477	0.28%	–	0.58%
Year Ended October 31, 2010 (d)	$1.00	–	–	–	–	–	$1.00	–	$616,494,107	0.32%	–	0.61%
Year Ended October 31, 2009 (d)	$1.00	–	–	–	–	–	$1.00	0.19%	$597,178,079	0.58%	0.20%	0.70%
Year Ended October 31, 2008	$1.00	0.03	0.03	(0.03)	(0.03)	– (e)	$1.00	2.65% (f)	$659,178,935	0.63%	2.56%	0.63%

Institutional Class Shares
Six Months Ended April 30, 2013 (d) (Unaudited)	$1.00	–	–	–	–	–	$1.00	–	$887,728,153	0.26%	–	0.47%
Year Ended October 31, 2012 (d)	$1.00	–	–	–	–	–	$1.00	–	$987,444,505	0.30%	–	0.47%
Year Ended October 31, 2011 (d)	$1.00	–	–	–	–	–	$1.00	–	$1,256,465,761	0.27%	–	0.45%
Year Ended October 31, 2010 (d)	$1.00	–	–	–	–	–	$1.00	–	$1,358,498,485	0.32%	–	0.49%
Year Ended October 31, 2009 (d)	$1.00	–	–	–	–	–	$1.00	0.21%	$1,609,662,042	0.56%	0.23%	0.61%
Year Ended October 31, 2008	$1.00	0.03	0.03	(0.03)	(0.03)	– (e)	$1.00	2.73% (f)	$1,950,048,945	0.55%	2.64%	0.55%

Service Class Shares
Six Months Ended April 30, 2013 (d) (Unaudited)	$1.00	–	–	–	–	–	$1.00	–	$4,053,897	0.26%	–	0.87%
Year Ended October 31, 2012 (d)	$1.00	–	–	–	–	–	$1.00	–	$4,005,510	0.30%	–	0.87%
Year Ended October 31, 2011 (d)	$1.00	–	–	–	–	–	$1.00	–	$4,598,573	0.28%	–	0.85%
Year Ended October 31, 2010 (d)	$1.00	–	–	–	–	–	$1.00	–	$6,639,697	0.32%	–	0.89%
Year Ended October 31, 2009 (d)	$1.00	–	–	–	–	–	$1.00	0.15%	$9,285,856	0.63%	0.18%	0.97%
Year Ended October 31, 2008	$1.00	0.03	0.03	(0.03)	(0.03)	– (e)	$1.00	2.57% (f)	$12,482,591	0.70%	2.53%	0.75%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Per share calculations were performed using average shares method.
(e)	The amount is less than $0.005 per share.
(f)	Includes payment from the Investment Adviser which increased the total return by 0.26%.

The accompanying notes are an integral part of these financial statements.

Nationwide Short Duration Bond Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the semiannual period ended April 30, 2013, the Nationwide Short Duration Bond Fund (Service Class) returned 0.07% versus 0.48% for its benchmark, the Barclays U.S. 1-3 Year Government/Credit Bond Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Short Investment Grade Debt Funds (consisting of 279 funds as of April 30, 2013) was 0.85% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

The Fund’s holdings in corporate securities contributed the most to Fund performance relative to the Fund’s benchmark during the reporting period, followed by Fund holdings in commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS).

Spread sectors (nongovernmental fixed-income securities) benefited from a strong technical environment during the reporting period as exceptionally accommodative monetary policy by central banks around the globe kept interest rates at historically low levels. Investors seeking extra yield favored the corporate bond market, where strong quantitative and qualitative factors, attractive valuations relative to other sectors, and steady supply of newly issued securities provided ongoing investment opportunities.

The Fund’s CMBS holdings performed well amid improving fundamentals and financing in the commercial real estate markets as well as strong demand from investors seeking higher yields within the sector.

The Fund’s ABS holdings provided a high-quality, liquid and higher-yielding alternative to U.S. Treasurys among short-duration securities. Due to these characteristics, the ABS sector received continued support from investors seeking cash and Treasury alternatives.

Demand for new issues kept spreads (price differences) low and provided opportunities for modest excess returns relative to Treasurys.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

The Fund’s holdings in residential mortgage-backed securities (RMBS), U.S. Treasurys and Agencies detracted the most from relative Fund performance during the reporting period.

The RMBS sector remains beholden to the Federal Reserve and the tenuous support the sector is receiving from the quantitative easing (QE) purchase program. RMBS performance continues to be highly leveraged to economic and employment data. The Fed indicated its intention to continue with the present purchase program until the labor market improves substantially, in the context of price stability. Several Federal Open Market Committee (FOMC) members indicated concerns about the size of the Fed’s balance sheet and potential destabilizing impacts. As a result, the market began discounting the Fed’s support for the RMBS sector in light of the increased likelihood of an early conclusion to the QE program. Those concerns, along with elevated prepayments resulting from historically low mortgage rates and ongoing government efforts to facilitate loan refinancing through the Home Affordable Refinance Program (HARP), caused the sector to underperform.

Investors moved away from Treasurys and Agencies in search of incremental yield in the spread sectors, resulting in positive excess returns across all the non-Treasury sectors during the reporting period.

Subadviser:

Morley Capital Management, Inc.*

Portfolio Managers:

Perpetua M. Phillips and Paul Rocheleau

*Effective June 17, 2013, HighMark Capital Management, Inc. will become subadviser for the Fund.

Fund Performance	Nationwide Short Duration Bond Fund

Average Annual Total Return

(For periods ended April 30, 2013)

		Six Months*	1 Yr.	5 Yr.	10 Yr.
Class A1	w/o SC2	(0.03)%	0.64%	2.02%	2.65%
	w/SC3	(2.23)%	(1.59)%	1.57%	2.42%
Class C4	w/o SC2	(0.15)%	0.17%	1.54%	2.26%
	w/SC5	(0.90)%	(0.58)%	1.54%	2.26%
Institutional Class[6]		0.22%	0.92%	2.29%	2.93%
Service Class[6]		0.07%	0.61%	1.93%	2.56%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]

These returns for the period prior to the creation of Class A shares (07/16/03) include the performance of the Fund’s IRA Class shares, which are no longer offered by the Fund. Excluding the effects of any fee waivers or reimbursements, such performance is substantially similar to what Class A shares would have produced because Class A shares invest in the same portfolio of securities as IRA Class shares and have the same expenses after any fee waivers or reimbursements. For Class A returns including sales charges, these returns have been restated for the applicable sales charges.

[2]	These returns do not reflect the effects of SCs.

[3]	A 2.25% front-end sales charge was deducted.

[4]

These returns for the period prior to the creation of Class C shares (02/28/05) include the performance of the Fund’s Class A shares. Excluding the effects of any fee waivers or reimbursements, such performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class A shares. The performance for Class C has been restated to reflect differences in sales charges, but does not reflect the differing levels of other fees (primarily Rule 12b-1 fees) applicable to the class. If these other fees were reflected, the performance for Class C shares would have been lower.

[5]	A 0.75% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any SCs.

Expense Ratios

	Gross Expense Ratio*	Net Expense Ratio*
Class A	0.92%	0.83%
Class C	1.39%	1.30%
Institutional Class	0.64%	0.55%
Service Class	0.98%	0.89%
*	Current effective prospectus dated March 1, 2013. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2014. Please see the Fund’s most recent prospectus for details.

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Service Class shares of the Nationwide Short Duration Bond Fund versus the Barclays U.S. 1-3 Year Government/Credit Bond Index(a) and the Consumer Price Index (CPI)(b) over the 10-year period ended 4/30/13. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.

(a)	The Barclays U.S. 1-3 Year Government/Credit Bond Index is an unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, publicly issued, taxable bond market issues (including Treasury, government and corporate securities) with a remaining maturity of one to three years.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Shareholder Expense Example	Nationwide Short Duration Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2012) and continued to hold your shares at the end of the reporting period (April 30, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2012 through April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2012 through April 30, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2013

Nationwide Short Duration Bond Fund			Beginning Account Value ($) 11/01/12	Ending Account Value ($) 04/30/13	Expenses Paid During Period ($) 11/01/12 - 04/30/13[a]	Expense Ratio During Period (%) 11/01/12 - 04/30/13[a]
Class A Shares	Actual		1,000.00	999.70	4.16	0.84
	Hypothetical	[b]	1,000.00	1,020.63	4.21	0.84
Class C Shares	Actual		1,000.00	998.50	6.44	1.30
	Hypothetical	[b]	1,000.00	1,018.35	6.51	1.30
Institutional Class Shares	Actual		1,000.00	1,002.20	2.73	0.55
	Hypothetical	[b]	1,000.00	1,022.07	2.76	0.55
Service Class Shares	Actual		1,000.00	1,000.70	4.22	0.85
	Hypothetical	[b]	1,000.00	1,020.58	4.26	0.85

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2012 through April 30, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

Portfolio Summary April 30, 2013 (Unaudited)	Nationwide Short Duration Bond Fund

Asset Allocation†
Corporate Bonds	38.6%
Asset-Backed Securities	20.4%
Collateralized Mortgage Obligations	12.7%
Commercial Mortgage Backed Securities	8.2%
U.S. Government Mortgage Backed Agencies	6.9%
Mutual Fund	6.0%
U.S. Treasury Notes	3.2%
U.S. Government Sponsored & Agency Obligations	2.8%
Municipal Bond	0.7%
Yankee Dollar	0.4%
Other assets in excess of liabilities	0.1%

100.0%

Top Industries ††
Automobile	9.0%
Diversified Financial Services	5.3%
Commercial Banks	4.1%
Capital Markets	3.5%
Consumer Finance	3.3%
Credit Card	3.3%
Insurance	2.7%
Oil, Gas & Consumable Fuels	2.5%
Media	2.2%
Pharmaceuticals	2.0%
Other Industries	62.1%

100.0%

Top Holdings ††
Fidelity Institutional Money Market Fund — Institutional Class	6.0%
U.S. Treasury Notes, 2.25%, 01/31/15	1.4%
AT&T, Inc., 0.88%, 02/13/15	1.2%
American Express Credit Account Master Trust, 0.68%, 03/15/18	1.1%
Time Warner Cable, Inc., 3.50%, 02/01/15	1.1%
American International Group, Inc., 4.25%, 09/15/14	1.1%
AutoZone, Inc., 5.75%, 01/15/15	1.1%
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 4.75%, 10/01/14	1.1%
Medco Health Solutions, Inc., 2.75%, 09/15/15	1.0%
U.S. Treasury Notes, 0.38%, 06/15/15	1.0%
Other Holdings	83.9%

100.0%

†	Percentages indicated are based upon net assets as of April 30, 2013.

††	Percentages indicated are based upon total investments as of April 30, 2013.

The accompanying notes are an integral part of these financial statements.

Statement of Investments

April 30, 2013 (Unaudited)

Nationwide Short Duration Bond Fund

Asset-Backed Securities 20.4%

	Principal Amount	Market Value

Auto Floor Plan 0.5%
Ally Master Owner Trust, Series 2013-1, Class A2, 1.00%, 02/15/18	$750,000	$752,646

Automobile 8.9%
Ally Auto Receivables Trust
Series 2011-5, Class A3, 0.99%, 11/16/15	500,000	502,033
Series 2012-2, Class A3, 0.74%, 04/15/16	550,000	552,045
Series 2012-4, Class A3, 0.59%, 01/17/17	145,000	145,297
Series 2012-SN1, Class A3, 0.57%, 08/20/15	240,000	240,224
AmeriCredit Automobile Receivables Trust
Series 2012-4, Class A3, 0.67%, 06/08/17	295,000	295,793
Series 2012-5, Class A3, 0.62%, 06/08/17	1,000,000	1,001,962
Bank of America Auto Trust
Series 2010-1A, Class A4, 2.18%, 02/15/17 (a)	132,769	133,002
Series 2010-2, Class A4, 1.94%, 06/15/17	365,731	367,710
Capital Auto Receivables Asset Trust, Series 2013-1, Class A2, 0.62%, 07/20/16	600,000	600,600
Ford Credit Auto Owner Trust
Series 2012-B, Class A4, 1.00%, 09/15/17	446,000	449,914
Series 2012-C, Class A3, 0.58%, 12/15/16	350,000	350,685
Harley-Davidson Motorcycle Trust
Series 2011-1, Class A4, 1.31%, 03/15/17	500,000	505,545
Series 2012-1, Class A2, 0.68%, 04/15/17	145,000	145,381
Honda Auto Receivables Owner Trust, Series 2012-1, Class A3, 0.77%, 01/15/16	135,000	135,583
Huntington Auto Trust
Series 2012-1, Class A3, 0.81%, 09/15/16	300,000	301,483
Series 2012-2, Class A3, 0.51%, 04/17/17	800,000	800,427
Hyundai Auto Lease Securitization Trust, Series 2013-A, Class A3, 0.66%, 06/15/16 (a)	500,000	500,617
Hyundai Auto Receivables Trust, Series 2013-A, Class A3, 0.56%, 07/17/17	1,000,000	1,001,723

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Automobile (continued)
Mercedes-Benz Auto Receivables Trust, Series 2011-1, Class A4, 1.22%, 12/15/17	$515,000	$519,593
Nissan Auto Receivables Owner Trust, Series 2011-B, Class A3, 0.95%, 02/16/16	700,000	704,291
Porsche Financial Auto Securitization Trust, Series 2011-1, Class A4, 1.19%, 12/17/18 (a)	1,450,000	1,457,866
Porsche Innovative Lease Owner Trust, Series 2012-1, Class A3, 0.54%, 12/21/15 (a)	660,000	660,370
Toyota Auto Receivables Owner Trust, Series 2011-A, Class A4, 1.56%, 05/15/15	600,000	607,683
USAA Auto Owner Trust, Series 2012-1, Class A3, 0.43%, 08/15/16	225,000	224,548
World Omni Auto Receivables Trust, Series 2011-A, Class A4, 1.91%, 04/15/16	695,000	705,888

		12,910,263

Credit Card 3.3%
American Express Credit Account Master Trust, Series 2012-2, Class A, 0.68%, 03/15/18	1,600,000	1,607,002
Chase Issuance Trust
Series 2012-A3, Class A3, 0.79%, 06/15/17	400,000	402,722
Series 2012-A5, Class A5, 0.59%, 08/15/17	500,000	501,166
Citibank Credit Card Issuance Trust
Series 2003-A7, Class A7, 4.15%, 07/07/17	500,000	539,662
Series 2012-A1, Class A1, 0.55%, 10/10/17	640,000	640,449
Discover Card Master Trust, Series 2012-A1, Class A1, 0.81%, 08/15/17	400,000	402,396
GE Capital Credit Card Master Note Trust
Series 2010-3, Class A, 2.21%, 06/15/16	400,000	400,867
Series 2012-5, Class A, 0.95%, 06/15/18	350,000	352,823

		4,847,087

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Short Duration Bond Fund (Continued)

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Other 7.7%
CenterPoint Energy Restoration Bond Co. LLC, Series 2009-1, Class A1, 1.83%, 02/15/16	$114,609	$116,295
CenterPoint Energy Transition Bond Co. IV LLC, Series 2012-1, Class A1, 0.90%, 04/15/18	480,455	484,099
Cleco Katrina/Rita Hurricane Recovery Funding LLC, Series 2008-A, Class A1, 4.41%, 03/01/20	981,755	1,048,351
CNH Equipment Trust, Series 2012-C, Class A3, 0.57%, 12/15/17	395,000	395,080
Consumers Funding LLC, Series 2001-1, Class A6, 5.76%, 10/20/16	627,913	682,172
Entergy Gulf States Reconstruction Funding LLC, Series 2007-A, Class A2, 5.79%, 10/01/18	1,111,747	1,251,315
Entergy Texas Restoration Funding LLC, Series 2009-A, Class A1, 2.12%, 02/01/16	391,610	397,941
FPL Recovery Funding LLC, Series 2007-A, Class A2, 5.04%, 08/01/15	136,009	136,815
GE Equipment Midticket LLC
Series 2010-1, Class A4, 1.47%, 07/14/15 (a)	680,721	683,391
Series 2012-1, Class A3, 0.60%, 05/23/16	305,000	304,834
GE Equipment Small Ticket LLC, Series 2011-1A, Class A3, 1.45%, 01/21/18 (a)	405,395	406,708
GE Equipment Transportation LLC
Series 2011-1, Class A4, 1.33%, 05/20/19	700,000	703,606
Series 2013-1, Class A3, 0.69%, 11/25/16	1,000,000	1,001,406
John Deere Owner Trust
Series 2010-A, Class A4, 2.13%, 10/17/16	188,352	188,732
Series 2012-A, Class A3, 0.75%, 03/15/16	500,000	501,776
Oncor Electric Delivery Transition Bond Co. LLC, Series 2004-1, Class A3, 5.29%, 05/15/18	726,496	780,906
PSE&G Transition Funding LLC
Series 2001-1, Class A6, 6.61%, 06/15/15	46,114	46,450

Asset-Backed Securities (continued)

	Principal Amount	Market Value

Other (continued)
PSE&G Transition Funding LLC (continued)
Series 2001-1, Class A8, 6.89%, 12/15/17	$1,200,000	$1,354,831
Volvo Financial Equipment LLC, Series 2012-1A, Class A4, 1.09%, 08/15/17 (a)	710,000	716,767

		11,201,475

Total Asset-Backed Securities (cost $29,700,136)		29,711,471

Collateralized Mortgage Obligations 12.7%
FDIC Trust, Series 2013-R2, Class A, 1.25%, 03/25/33 (a)	489,666	491,390
Federal Home Loan Mortgage Corp. REMICS
Series 3758, Class CD, 1.50%, 08/15/17	164,148	165,922
Series 3840, Class BA, 2.00%, 02/15/18	309,065	314,750
Series 3728, Class CA, 1.50%, 10/15/18	268,034	270,592
Series 3756, Class DA, 1.20%, 11/15/18	411,250	412,036
Series 2920, Class HC, 4.50%, 12/15/18	87,769	88,565
Series 3846, Class CK, 1.50%, 09/15/20	573,016	578,267
Series 3728, Class EA, 3.50%, 09/15/20	175,177	178,430
Series 3755, Class AL, 1.50%, 11/15/20	293,407	296,035
Series 3645, Class EH, 3.00%, 12/15/20	162,557	168,424
Series 3815, Class DE, 3.00%, 10/15/21	252,405	261,050
Series 3852, Class EA, 4.50%, 12/15/21	305,573	323,889
Series 4060, Class EA, 1.75%, 06/15/22	1,006,851	1,020,255
Series 3627, Class QG, 4.00%, 07/15/23	285,083	293,455
Series 3501, Class AC, 4.00%, 08/15/23	173,718	180,623
Series 3585, Class LA, 3.50%, 10/15/24	491,878	513,462
Series 3609, Class LE, 3.00%, 12/15/24	278,079	288,840
Series 3609, Class LC, 3.50%, 12/15/24	441,396	463,073

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Short Duration Bond Fund (Continued)

Collateralized Mortgage Obligations (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. REMICS (continued)
Series 3718, Class BC, 2.00%, 02/15/25	$316,486	$321,714
Series 3639, Class AB, 2.75%, 02/15/25	260,260	269,670
Series 3721, Class PE, 3.50%, 09/15/40	646,023	679,163
Federal National Mortgage Association REMICS
Series 2011-69, Class AB, 1.50%, 05/25/18	554,294	560,160
Series 2011-69, Class AC, 2.00%, 05/25/18	332,577	338,564
Series 2010-30, Class DB, 2.00%, 08/25/18	172,596	175,980
Series 2010-95, Class BK, 1.50%, 02/25/20	376,287	380,192
Series 2006-22, Class CB, 4.50%, 11/25/21	66,041	66,405
Series 2011-47, Class MA, 2.50%, 01/25/22	285,232	293,328
Series 2012-99, Class TC, 1.50%, 09/25/22	1,330,022	1,339,315
Series 2010-50, Class AD, 3.00%, 01/25/24	115,226	117,945
Series 2010-57, Class AQ, 3.00%, 08/25/24	38,295	39,222
Series 2009-76, Class MA, 4.00%, 09/25/24	614,808	643,562
Series 2012-93, Class DP, 1.50%, 09/25/27	915,294	925,233
Series 2012-100, Class WA, 1.50%, 09/25/27	936,673	943,439
Series 2006-27, Class BF, 0.50%, 04/25/36 (b)	895,433	899,251
Series 2010-66, Class QA, 4.50%, 08/25/39	289,779	306,553
Government National Mortgage Association
Series 2004-76, Class QA, 4.00%, 01/20/34	355,266	372,915
Series 2009-66, Class LG, 2.25%, 05/16/39	589,576	604,085
Series 2009-104, Class KE, 2.50%, 08/16/39	394,738	408,979
Series 2010-4, Class JC, 3.00%, 08/16/39	418,900	435,736
Series 2009-88, Class QE, 3.00%, 09/16/39	1,091,691	1,143,867
Series 2011-39, Class NE, 3.50%, 09/16/39	815,643	869,314

Total Collateralized Mortgage Obligations (cost $18,414,493)		18,443,650

Commercial Mortgage Backed Securities 8.2%

	Principal Amount	Market Value

Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class A4 4.67%, 07/10/43	$400,000	$428,678
CFCRE Commercial Mortgage Trust
Series 2011-C2, Class A1, 1.56%, 12/15/47	377,547	382,499
Series 2011-C2, Class A2, 3.06%, 12/15/47	630,000	669,173
Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class A1 0.69%, 09/10/45	359,104	359,748
COMM Mortgage Trust, Series 2012-CR2, Class A2 2.03%, 08/15/45	700,000	723,655
Commercial Mortgage Pass Through Certificates
Series 2012-CR1, Class A1, 1.12%, 05/15/45	167,198	168,517
Series 2012-CR3, Class A1, 0.67%, 11/15/45	275,204	275,369
Series 2012-LC4, Class A1, 1.16%, 12/10/44	105,096	105,965
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C5, Class A3 5.10%, 08/15/38	44,226	44,406
Credit Suisse Mortgage Capital Certificates, Series 2006-C1, Class A3 5.58%, 02/15/39 (b)	114,274	117,463
FDIC Commercial Mortgage Trust, Series 2012-C1, Class A 0.84%, 05/25/35 (a)(b)	629,271	631,016
Federal National Mortgage Association-ACES
Series 2012-M8, Class AB1, 1.36%, 05/25/22	198,831	200,472
Series 2012-M8, Class ASQ2, 1.52%, 12/25/19	115,000	117,654
Series 2012-M8, Class A1, 1.54%, 05/25/22	66,281	67,692
Series 2012-M9, Class AB1, 1.37%, 04/25/22	813,170	818,790
GS Mortgage Securities Corp. II
Series 2006-GG6, Class A2, 5.51%, 04/10/38 (b)	362,179	377,702
Series 2011-GC5, Class A1, 1.47%, 08/10/44	344,298	348,194
Series 2012-GC6, Class A1, 1.28%, 01/10/45	231,465	233,749
Series 2012-GCJ7, Class A1, 1.14%, 05/10/45	342,258	345,138

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Short Duration Bond Fund (Continued)

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2007-C1, Class A3, 5.79%, 02/15/51	$275,000	$283,623
Series 2012-C6, Class A1, 1.03%, 05/15/45	82,374	82,837
Series 2012-C8, Class A1, 0.71%, 10/15/45	484,013	483,960
Series 2012-CBX, Class A1, 0.96%, 06/15/45	246,614	247,576
LB-UBS Commercial Mortgage Trust, Series 2005-C1, Class A4 4.74%, 02/15/30	390,000	410,730
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A1 0.66%, 11/15/45	275,293	275,472
UBS-Barclays Commercial Mortgage Trust
Series 2012-C2, Class A1, 1.01%, 05/10/63	232,601	234,506
Series 2012-C3, Class A1, 0.73%, 08/10/49	898,731	900,599
Series 2013-C5, Class A1, 0.78%, 03/10/46	484,884	486,055
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class A4 5.41%, 10/15/44 (b)	349,689	380,365
Wells Fargo Commercial Mortgage Trust, Series 2012-LC5, Class A1 0.69%, 10/15/45	841,613	843,175
WF-RBS Commercial Mortgage Trust
Series 2012-C6, Class A1, 1.08%, 04/15/45	320,198	322,446
Series 2012-C9, Class A1, 0.67%, 11/15/45	574,132	574,550

Total Commercial Mortgage Backed Securities (cost $11,905,449)		11,941,774

Corporate Bonds 38.6%
Automobiles 0.2%
Nissan Motor Acceptance Corp., 1.00%, 03/15/16 (a)	325,000	325,105

Beverages 1.8%
Anheuser-Busch InBev Worldwide, Inc.
1.50%, 07/14/14	100,000	101,350
5.38%, 11/15/14	350,000	375,419
3.63%, 04/15/15	350,000	370,641
Brown-Forman Corp., 2.50%, 01/15/16	360,000	377,359

Corporate Bonds (continued)

	Principal Amount	Market Value

Beverages (continued)
SABMiller Holdings, Inc., 1.85%, 01/15/15 (a)	$1,400,000	$1,428,133

		2,652,902

Capital Markets 3.5%
BlackRock, Inc., 1.38%, 06/01/15	500,000	508,623
Charles Schwab Corp. (The), 0.85%, 12/04/15	470,000	472,667
Credit Suisse USA, Inc., 5.13%, 08/15/15	735,000	805,395
Goldman Sachs Group, Inc. (The)
5.15%, 01/15/14	1,000,000	1,031,877
3.30%, 05/03/15	715,000	744,020
Morgan Stanley
2.88%, 01/24/14	1,075,000	1,091,013
6.00%, 05/13/14	310,000	326,173
4.00%, 07/24/15	150,000	158,314

		5,138,082

Chemicals 1.7%
Airgas, Inc., 4.50%, 09/15/14	300,000	315,227
Dow Chemical Co. (The)
5.90%, 02/15/15	440,000	479,574
2.50%, 02/15/16	1,000,000	1,042,640
Ecolab, Inc.
2.38%, 12/08/14	371,000	380,618
4.88%, 02/15/15	170,000	181,678
1.00%, 08/09/15	100,000	100,405

		2,500,142

Commercial Banks 4.1%
Bank of New York Mellon Corp. (The)
2.50%, 01/15/16	445,000	465,915
0.72%, 03/06/18 (b)	750,000	750,368
Bank of Nova Scotia, 0.75%, 10/09/15	165,000	165,202
Canadian Imperial Bank of Commerce
0.90%, 10/01/15	60,000	60,360
2.35%, 12/11/15	250,000	260,373
Credit Suisse, 5.50%, 05/01/14	150,000	157,278
PNC Funding Corp.
3.63%, 02/08/15	433,000	455,481
4.25%, 09/21/15	635,000	686,479
Royal Bank of Canada
1.45%, 10/30/14	140,000	142,054
1.15%, 03/13/15	385,000	389,636
State Street Corp., 2.88%, 03/07/16	350,000	371,620
Wells Fargo & Co., 1.50%, 07/01/15	1,280,000	1,302,500

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Short Duration Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Commercial Banks (continued)
Westpac Banking Corp., 0.95%, 01/12/16	$815,000	$821,112

		6,028,378

Commercial Services & Supplies 0.1%
ADT Corp. (The), 2.25%, 07/15/17 (a)	160,000	161,198

Computers & Peripherals 0.9%
Hewlett-Packard Co.
1.55%, 05/30/14	700,000	704,037
3.00%, 09/15/16	650,000	673,118

		1,377,155

Consumer Finance 3.3%
American Express Credit Corp.
5.13%, 08/25/14	425,000	450,657
1.75%, 06/12/15	590,000	603,202
American Honda Finance Corp.
1.45%, 02/27/15 (a)	365,000	369,872
1.00%, 08/11/15 (a)	245,000	247,157
Capital One Financial Corp., 3.15%, 07/15/16	290,000	308,466
Caterpillar Financial Services Corp., 1.10%, 05/29/15	75,000	75,928
Ford Motor Credit Co. LLC
3.88%, 01/15/15	1,375,000	1,431,737
2.50%, 01/15/16	350,000	357,648
John Deere Capital Corp.
0.95%, 06/29/15	150,000	151,357
0.70%, 09/04/15	235,000	235,494
PACCAR Financial Corp., 1.05%, 06/05/15	250,000	252,493
Toyota Motor Credit Corp., 0.88%, 07/17/15	300,000	301,744

		4,785,755

Diversified Financial Services 5.3%
Bank of America Corp.
4.90%, 05/01/13	700,000	700,076
3.70%, 09/01/15	655,000	689,245
1.25%, 01/11/16	350,000	349,552
Caterpillar Financial Services Corp., 1.13%, 12/15/14	245,000	247,942
Citigroup, Inc.
6.50%, 08/19/13	488,000	496,530
2.25%, 08/07/15	630,000	645,583
1.30%, 04/01/16	125,000	125,576
General Electric Capital Corp.
2.15%, 01/09/15	600,000	615,458
1.63%, 07/02/15	695,000	708,040
0.88%, 12/11/15 (b)	295,000	297,323

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Financial Services (continued)
JPMorgan Chase & Co.
2.05%, 01/24/14	$1,300,000	$1,315,709
3.45%, 03/01/16	1,250,000	1,331,249

		7,522,283

Diversified Telecommunication Services 1.9%
AT&T, Inc., 0.88%, 02/13/15	1,745,000	1,752,879
Telefonica Emisiones SAU, 4.95%, 01/15/15	300,000	317,771
Verizon Communications, Inc., 0.70%, 11/02/15	740,000	737,644

		2,808,294

Electric Utilities 0.0%†
NextEra Energy Capital Holdings, Inc., 1.20%, 06/01/15	40,000	40,338

Electronic Equipment, Instruments & Components 0.2%
Arrow Electronics, Inc., 3.38%, 11/01/15	310,000	322,250

Food & Staples Retailing 0.1%
Walgreen Co., 1.80%, 09/15/17	100,000	102,190

Food Products 0.2%
ConAgra Foods, Inc., 1.30%, 01/25/16	325,000	328,372

Gas Utilities 0.7%
Enterprise Products Operating LLC
Series G, 5.60%, 10/15/14	662,000	708,423
1.25%, 08/13/15	275,000	277,792

		986,215

Health Care Providers & Services 1.3%
McKesson Corp., 0.95%, 12/04/15	95,000	95,488
Medco Health Solutions, Inc., 2.75%, 09/15/15	1,450,000	1,509,918
WellPoint, Inc., 1.25%, 09/10/15	300,000	302,514

		1,907,920

Industrial Conglomerates 0.6%
Eaton Corp., 0.95%, 11/02/15 (a)	750,000	752,422

Insurance 2.7%
American International Group, Inc., 4.25%, 09/15/14	1,500,000	1,569,156

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Short Duration Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Insurance (continued)
Metropolitan Life Global Funding I, 2.00%, 01/09/15 (a)	$750,000	$765,534
New York Life Global Funding, 1.85%, 12/13/13 (a)	700,000	705,436
Prudential Financial, Inc.
5.10%, 09/20/14	125,000	132,562
6.20%, 01/15/15	250,000	272,036
4.75%, 09/17/15	430,000	467,926

		3,912,650

Media 2.2%
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 4.75%, 10/01/14	1,475,000	1,557,028
Time Warner Cable, Inc., 3.50%, 02/01/15	1,500,000	1,571,101

		3,128,129

Metals & Mining 0.5%
Freeport-McMoRan Copper & Gold, Inc., 1.40%, 02/13/15	320,000	322,650
Rio Tinto Finance USA PLC
1.13%, 03/20/15	225,000	226,660
1.63%, 08/21/17	200,000	202,435

		751,745

Office Electronics 1.1%
Xerox Corp.
8.25%, 05/15/14	1,235,000	1,327,490
4.25%, 02/15/15	130,000	137,189
2.95%, 03/15/17	70,000	72,693

		1,537,372

Oil, Gas & Consumable Fuels 2.5%
Kinder Morgan Energy Partners LP
5.13%, 11/15/14	885,000	943,929
5.63%, 02/15/15	325,000	352,712
3.50%, 03/01/16	235,000	251,652
Occidental Petroleum Corp., 2.50%, 02/01/16	250,000	262,920
ONEOK Partners LP
6.15%, 10/01/16	280,000	323,600
2.00%, 10/01/17	565,000	574,522
Phillips 66
1.95%, 03/05/15	90,000	92,036
2.95%, 05/01/17	260,000	276,619
Valero Energy Corp., 4.50%, 02/01/15	425,000	452,189

		3,530,179

Corporate Bonds (continued)

	Principal Amount	Market Value

Pharmaceuticals 2.0%
AbbVie, Inc., 1.06%, 11/06/15 (a)(b)	$870,000	$870,875
Actavis, Inc.
5.00%, 08/15/14	650,000	682,298
1.88%, 10/01/17	350,000	349,149
Zoetis, Inc., 1.15%, 02/01/16 (a)	1,000,000	1,007,197

		2,909,519

Real Estate Investment Trusts (REITs) 0.2%
Simon Property Group LP, 5.75%, 12/01/15	300,000	335,445

Road & Rail 0.2%
Penske Truck Leasing Co./PTL Finance Corp., 2.50%, 07/11/14 (a)	355,556	362,440

Semiconductors & Semiconductor Equipment 0.2%
TSMC Global Ltd., 0.95%, 04/03/16 (a)	300,000	300,390

Specialty Retail 1.1%
AutoZone, Inc., 5.75%, 01/15/15	1,440,000	1,559,097

Total Corporate Bonds (cost $55,611,275)		56,065,967

Municipal Bond 0.7%
Louisiana 0.7%
Louisiana Public Facilities Authority, Series 2008-ELL, 5.75%, 02/01/19	882,350	982,902

Total Municipal Bond (cost $973,168)		982,902

U.S. Government Mortgage Backed Agencies 6.9%
Federal Home Loan Mortgage Corp. Gold Pool
Pool# G11723
5.50%, 07/01/20	154,020	167,364
Pool# J11719
4.00%, 02/01/25	287,642	305,091
Pool# J12604
4.00%, 07/01/25	750,559	796,091
Pool# G13908
4.00%, 10/01/25	191,863	203,502
Pool# J13543
3.50%, 11/01/25	324,803	343,428

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Short Duration Bond Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# J19197
3.00%, 05/01/27	$1,242,688	$1,310,940
Pool# G18437
3.00%, 06/01/27	1,324,769	1,397,529
Federal National Mortgage Association Pool
Pool# AB4251
2.50%, 01/01/22	376,424	394,539
Pool# MA0979
3.00%, 02/01/22	758,664	802,287
Pool# AE5487
3.50%, 10/01/25	278,027	295,262
Pool# 255894
5.00%, 10/01/25	291,482	315,415
Pool# AB2130
3.50%, 01/01/26	233,500	247,975
Pool# AE0705
4.00%, 01/01/26	275,342	294,035
Pool# AB2518
4.00%, 03/01/26	368,309	393,314
Pool# AP4568
2.50%, 09/01/27	959,252	1,005,116
Pool# MA1174
3.00%, 09/01/27	309,435	326,744
Pool# AD0496
6.00%, 10/01/39	222,128	242,779
Government National Mortgage Association I Pool Pool# 723371,
4.50%, 11/15/24	596,804	647,229
Government National Mortgage Association II Pool Pool# G2 5080,
4.00%, 06/20/26	542,396	580,469

Total U.S. Government Mortgage Backed Agencies (cost $9,987,782)		10,069,109

U.S. Government Sponsored & Agency Obligations 2.8%
Federal Farm Credit Banks 0.50%, 05/01/15	1,000,000	1,003,430
Federal National Mortgage Association
4.63%, 10/15/14	1,000,000	1,064,057
0.50%, 11/06/15	1,000,000	1,002,424
2.25%, 03/15/16	1,000,000	1,051,109

Total U.S. Government Sponsored & Agency Obligations (cost $4,078,920)		4,121,020

U.S. Treasury Notes 3.2%

	Principal Amount	Market Value

U.S. Treasury Notes
4.75%, 05/15/14	$500,000	$523,828
0.75%, 06/15/14	600,000	604,031
2.25%, 01/31/15	2,000,000	2,071,250
0.38%, 06/15/15	1,500,000	1,504,688

Total U.S. Treasury Notes (cost $4,688,908)		4,703,797

Yankee Dollar 0.4%
Road & Rail 0.4%
Canadian National Railway Co., 5.80%, 06/01/16	450,000	517,695

Total Yankee Dollar (cost $502,484)		517,695

Mutual Fund 6.0%

	Shares	Market Value

Money Market Fund 6.0%
Fidelity Institutional Money Market Fund - Institutional Class, 0.14% (c)	8,726,101	8,726,101

Total Mutual Fund (cost $8,726,101)		8,726,101

Total Investments (cost $144,588,716) (d) — 99.9%		145,283,486

Other assets in excess of liabilities — 0.1%		121,295

NET ASSETS — 100.0%		$145,404,781

(a)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at April 30, 2013 was $12,976,886 which represents 8.93% of net assets.

(b)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2013. The maturity date represents the actual maturity date.

(c)	Represents 7-day effective yield as of April 30, 2013.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Short Duration Bond Fund (Continued)

ACES	Alternative Credit Enhancement Services

FDIC	Federal Deposit Insurance Corporation

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

PLC	Public Limited Company

REIT	Real Estate Investment Trust

REMICS	Real Estate Mortgage Investment Conduits

SAU	Single Shareholder Corporation

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

Nationwide Short Duration Bond Fund
Assets:
Investments, at value (cost $144,588,716)	$145,283,486
Interest and dividends receivable	631,251
Receivable for capital shares issued	480,338
Prepaid expenses	41,333

Total Assets	146,436,408

Liabilities:
Distributions payable	9,561
Payable for capital shares redeemed	910,973
Accrued expenses and other payables:
Investment advisory fees	36,078
Fund administration fees	11,957
Distribution fees	30,072
Administrative servicing fees	7,031
Accounting and transfer agent fees	15,292
Trustee fees	231
Custodian fees	733
Compliance program costs (Note 3)	134
Professional fees	9,045
Printing fees	327
Other	193

Total Liabilities	1,031,627

Net Assets	$145,404,781

Represented by:
Capital	$147,513,407
Accumulated distributions in excess of net investment income	(399,632)
Accumulated net realized losses from investment transactions	(2,403,764)
Net unrealized appreciation/(depreciation) from investments	694,770

Net Assets	$145,404,781

Net Assets:
Class A Shares	$62,906,815
Class C Shares	10,819,408
Institutional Class Shares	25,315,703
Service Class Shares	46,362,855

Total	$145,404,781

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	6,202,047
Class C Shares	1,065,806
Institutional Class Shares	2,496,119
Service Class Shares	4,571,697

Total	14,335,669

Statement of Assets and Liabilities (Continued)

April 30, 2013 (Unaudited)

Nationwide Short Duration Bond Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.14
Class C Shares (a)	$10.15
Institutional Class Shares	$10.14
Service Class Shares	$10.14
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.37

Maximum Sales Charge:
Class A Shares	2.25%

(a)	For Class C Shares, the redemption price per share is reduced by 0.75% for shares held less than one year.

The	accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Six Months Ended April 30, 2013 (Unaudited)

Nationwide Short Duration Bond Fund
INVESTMENT INCOME:
Interest income	$994,486
Dividend income	4,939

Total Income	999,425

EXPENSES:
Investment advisory fees	289,456
Fund administration fees	71,410
Distribution fees Class A	98,077
Distribution fees Class C	44,176
Distribution fees Service Class	63,583
Administrative servicing fees Class A	17,047
Administrative servicing fees Service Class	12,781
Registration and filing fees	26,713
Professional fees	19,524
Printing fees	8,760
Trustee fees	3,047
Custodian fees	3,092
Accounting and transfer agent fees	32,699
Compliance program costs (Note 3)	321
Other	6,045

Total expenses before earnings credit and expenses reimbursed	696,731

Earnings credit (Note 5)	(80)
Expenses reimbursed by adviser (Note 3)	(6,323)

Net Expenses	690,328

NET INVESTMENT INCOME	309,097

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	191,729
Net change in unrealized appreciation/(depreciation) from investments	(442,084)

Net realized/unrealized losses from investments	(250,355)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$58,742

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Short Duration Bond Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
Operations:
Net investment income	$309,097	$727,182
Net realized gains from investment transactions	191,729	287,799
Net change in unrealized appreciation/(depreciation) from investments	(442,084)	550,326

Change in net assets resulting from operations	58,742	1,565,307

Distributions to Shareholders From:
Net investment income:
Class A	(291,981)	(701,566)
Class C	(16,793)	(52,860)
Institutional Class	(125,257)	(101,051)
Service Class	(186,446)	(314,268)

Change in net assets from shareholder distributions	(620,477)	(1,169,745)

Change in net assets from capital transactions	(23,516,870)	67,455,624

Change in net assets	(24,078,605)	67,851,186

Net Assets:
Beginning of period	169,483,386	101,632,200

End of period	$145,404,781	$169,483,386

Accumulated distributions in excess of net investment income at end of period	$(399,632)	$(88,252)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$25,381,392	$85,035,884
Dividends reinvested	219,765	448,508
Cost of shares redeemed	(46,000,407)	(62,291,092)

Total Class A Shares	(20,399,250)	23,193,300

Class C Shares
Proceeds from shares issued	2,244,618	7,849,463
Dividends reinvested	12,523	35,171
Cost of shares redeemed	(3,350,166)	(4,338,843)

Total Class C Shares	(1,093,025)	3,545,791

Institutional Class Shares
Proceeds from shares issued	24,656,204	30,840,816
Dividends reinvested	117,382	65,809
Cost of shares redeemed	(20,929,969)	(12,580,946)

Total Institutional Class Shares	3,843,617	18,325,679

Service Class Shares
Proceeds from shares issued	22,834,471	44,535,916
Dividends reinvested	176,134	293,194
Cost of shares redeemed	(28,878,817)	(22,438,256)

Total Service Class Shares	(5,868,212)	22,390,854

Change in net assets from capital transactions	$(23,516,870)	$67,455,624

Statements of Changes in Net Assets (Continued)

	Nationwide Short Duration Bond Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
SHARE TRANSACTIONS:
Class A Shares
Issued	2,499,392	8,375,515
Reinvested	21,655	44,147
Redeemed	(4,532,845)	(6,134,972)

Total Class A Shares	(2,011,798)	2,284,690

Class C Shares
Issued	220,803	772,294
Reinvested	1,233	3,460
Redeemed	(329,840)	(426,813)

Total Class C Shares	(107,804)	348,941

Institutional Class Shares
Issued	2,427,976	3,036,450
Reinvested	11,566	6,477
Redeemed	(2,062,017)	(1,238,410)

Total Institutional Class Shares	377,525	1,804,517

Service Class Shares
Issued	2,248,152	4,382,856
Reinvested	17,354	28,873
Redeemed	(2,844,800)	(2,209,600)

Total Service Class Shares	(579,294)	2,202,129

Total change in shares	(2,321,371)	6,640,277

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Short Duration Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$10.18	0.02	(0.02)	–	(0.04)	(0.04)	–	$10.14	(0.03%	)	$62,906,815	0.84%	0.37%		0.85%	32.62%
Year Ended October 31, 2012 (f)	$10.15	0.07	0.06	0.13	(0.10)	(0.10)	–	$10.18	1.32%		$83,578,550	0.83%	0.64%		0.90%	48.27%
Year Ended October 31, 2011 (f)	$10.22	0.09	(0.05)	0.04	(0.11)	(0.11)	–	$10.15	0.43%		$60,155,853	0.83%	0.92%		0.94%	89.14%
Year Ended October 31, 2010 (f)	$10.21	0.16	0.10	0.26	(0.25)	(0.25)	–	$10.22	2.57%		$57,699,603	0.85%	1.61%		0.95%	65.72%
Year Ended October 31, 2009 (f)	$9.85	0.09	0.56	0.65	(0.29)	(0.29)	–	$10.21	6.68%		$15,176,169	0.75%	0.91%		0.94%	29.05%
Year Ended October 31, 2008	$9.97	0.33	(0.11)	0.22	(0.35)	(0.35)	0.01	$9.85	2.28%		$835,647	0.69%	3.16%		0.79%	29.53%

Class C Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$10.18	–	(0.02)	(0.02)	(0.01)	(0.01)	–	$10.15	(0.15%	)	$10,819,408	1.30%	(0.09%	)	1.31%	32.62%
Year Ended October 31, 2012 (f)	$10.15	0.02	0.07	0.09	(0.06)	(0.06)	–	$10.18	0.84%		$11,951,638	1.30%	0.17%		1.38%	48.27%
Year Ended October 31, 2011 (f)	$10.23	0.05	(0.06)	(0.01)	(0.07)	(0.07)	–	$10.15	(0.14%	)	$8,374,376	1.30%	0.45%		1.41%	89.14%
Year Ended October 31, 2010 (f)	$10.21	0.11	0.11	0.22	(0.20)	(0.20)	–	$10.23	2.18%		$6,731,059	1.30%	1.12%		1.40%	65.72%
Year Ended October 31, 2009 (f)	$9.86	0.23	0.36	0.59	(0.24)	(0.24)	–	$10.21	6.04%		$523,771	1.26%	2.30%		1.43%	29.05%
Year Ended October 31, 2008	$9.99	0.28	(0.11)	0.17	(0.30)	(0.30)	–	$9.86	1.68%		$222,875	1.21%	2.64%		1.31%	29.53%

Institutional Class Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$10.17	0.03	(0.01)	0.02	(0.05)	(0.05)	–	$10.14	0.22%		$25,315,703	0.55%	0.65%		0.56%	32.62%
Year Ended October 31, 2012 (f)	$10.15	0.09	0.06	0.15	(0.13)	(0.13)	–	$10.17	1.50%		$21,553,402	0.55%	0.84%		0.63%	48.27%
Year Ended October 31, 2011 (f)	$10.23	0.12	(0.06)	0.06	(0.14)	(0.14)	–	$10.15	0.61%		$3,186,840	0.55%	1.20%		0.66%	89.14%
Year Ended October 31, 2010 (f)	$10.21	0.22	0.08	0.30	(0.28)	(0.28)	–	$10.23	3.00%		$801,159	0.55%	2.14%		0.65%	65.72%
Year Ended October 31, 2009 (f)	$9.86	0.31	0.35	0.66	(0.31)	(0.31)	–	$10.21	6.83%		$917,407	0.51%	3.10%		0.69%	29.05%
Year Ended October 31, 2008	$9.98	0.34	(0.09)	0.25	(0.37)	(0.37)	–	$9.86	2.54%		$864,574	0.45%	3.37%		0.54%	29.53%

Service Class Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$10.17	0.02	(0.01)	0.01	(0.04)	(0.04)	–	$10.14	0.07%		$46,362,855	0.85%	0.36%		0.86%	32.62%
Year Ended October 31, 2012 (f)	$10.14	0.06	0.07	0.13	(0.10)	(0.10)	–	$10.17	1.25%		$52,399,796	0.89%	0.56%		0.97%	48.27%
Year Ended October 31, 2011 (f)	$10.22	0.08	(0.06)	0.02	(0.10)	(0.10)	–	$10.14	0.24%		$29,915,131	0.92%	0.83%		1.03%	89.14%
Year Ended October 31, 2010 (f)	$10.21	0.18	0.07	0.25	(0.24)	(0.24)	–	$10.22	2.48%		$41,327,727	0.94%	1.74%		1.04%	65.72%
Year Ended October 31, 2009 (f)	$9.85	0.27	0.36	0.63	(0.27)	(0.27)	–	$10.21	6.52%		$50,925,489	0.91%	2.73%		1.09%	29.05%
Year Ended October 31, 2008	$9.98	0.31	(0.10)	0.21	(0.34)	(0.34)	–	$9.85	2.06%		$61,077,709	0.81%	3.00%		0.90%	29.53%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

April 30, 2013 (Unaudited)

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of April 30, 2013, the Trust operates thirty-six (36) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the twelve (12) series listed below (each, a “Fund”; collectively, the “Funds”).

- Nationwide Fund (“Nationwide Fund”)

- Nationwide Growth Fund (“Growth”)

- Nationwide International Value Fund (“International Value”)

- Nationwide Small Company Growth Fund (“Small Company Growth”)

- Nationwide U.S. Small Cap Value Fund (“U.S. Small Cap Value”)

- Nationwide Bond Fund (“Bond”)

- Nationwide Core Plus Bond Fund (“Core Plus Bond”)

- Nationwide Enhanced Income Fund (“Enhanced Income”)

- Nationwide Government Bond Fund (“Government Bond”)

- Nationwide Inflation-Protected Securities Fund (“Inflation-Protected Securities”)

- Nationwide Money Market Fund (“Money Market”)

- Nationwide Short Duration Bond Fund (“Short Duration Bond”)

Following the close of business on April 19, 2013, Core Plus Bond received all of the assets and liabilities of the TS&W Fixed Income Portfolio, a series of Advisors Inner Circle Fund (the “Portfolio”), as part of a reorganization of the Portfolio into Core Plus Bond. Institutional Class shareholders of the Portfolio received Institutional Class shares of Core Plus Bond with a net asset value equal to the net asset value of their shares in the Portfolio immediately prior to the reorganization. The reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of the Fund reflects the historical basis of the assets of the Portfolio as of the date of the reorganization. For financial reporting purposes, the Fund’s operating history prior to the reorganization is reflected in Core Plus Bond’s financial statements and financial highlights.

Each of the Funds is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of a Fund’s portfolio securities is determined in accordance with the procedures described below. U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets
—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
—	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Exchange-traded funds are valued at their last reported sale price. Securities listed on a foreign exchange are generally valued at the last sale price at the close of the exchange on which the security is principally traded. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to the Trust’s investment adviser, Nationwide Fund Advisors (“NFA”), and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to make fair value determinations. NFA and NFM have established a Fair Valuation Committee (“FVC”) to make fair value determinations.

The FVC follows guidelines approved by the Board of Trustees to make fair value determinations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security.

The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. Fair valuation factors are provided by an independent pricing service provider. When fair valuation factors are utilized, the value assigned to securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a fair valuation factor is generally categorized as a Level 2 investment within the hierarchy.

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect factors such as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

Securities held by Money Market are valued at amortized cost, which approximates market value. Securities valued in this manner are generally categorized as Level 2 securities within the hierarchy. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, to the maturity of the security. Money Market’s use of amortized cost is subject to compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

At April 30, 2013, 100% of the market value of Growth and Small Company Growth was determined based on Level 1 inputs.

The following tables provide a summary of the inputs used to value the Funds’ net assets as of April 30, 2013. Please refer to the Statements of Investments for additional information on portfolio holdings.

Nationwide Fund

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$694,936,092	$—	$—	$694,936,092
Mutual Funds	9,913,477	—	—	9,913,477
Repurchase Agreement	—	5,207,193	—	5,207,193
Total	$704,849,569	$5,207,193	$—	$710,056,762

International Value

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Airlines	$2,388,034	$—	$—	$2,388,034
Auto Components	—	4,476,368	—	4,476,368
Automobiles	—	6,529,258	—	6,529,258
Beverages	—	8,993,992	—	8,993,992
Building Products	—	2,506,452	—	2,506,452
Capital Markets	—	6,139,627	—	6,139,627
Chemicals	—	9,586,528	—	9,586,528
Commercial Banks	4,361,898	18,148,713	—	22,510,611
Construction & Engineering	—	2,209,401	—	2,209,401
Construction Materials	—	3,143,299	—	3,143,299
Diversified Financial Services	—	4,451,384	—	4,451,384
Diversified Telecommunication Services	—	4,847,829	—	4,847,829
Electric Utilities	—	3,985,536	—	3,985,536
Electrical Equipment	—	2,839,054	—	2,839,054
Food & Staples Retailing	—	4,077,571	—	4,077,571

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Food Products	$—	$6,872,030	$—	$6,872,030
Gas Utilities	—	2,551,544	—	2,551,544
Health Care Providers & Services	—	1,554,151	—	1,554,151
Industrial Conglomerates	—	3,533,827	—	3,533,827
Insurance	—	18,059,303	—	18,059,303
Leisure Equipment & Products	—	2,151,257	—	2,151,257
Machinery	—	8,042,893	—	8,042,893
Media	—	2,371,295	—	2,371,295
Metals & Mining	1,577,488	7,680,161	—	9,257,649
Multi-Utilities	—	2,261,842	—	2,261,842
Oil, Gas & Consumable Fuels	7,400,784	10,003,707	—	17,404,491
Personal Products	—	2,908,219	—	2,908,219
Pharmaceuticals	2,174,872	11,151,169	—	13,326,041
Professional Services	—	3,025,088	—	3,025,088
Real Estate Investment Trusts (REITs)	—	2,649,988	—	2,649,988
Semiconductors & Semiconductor Equipment	—	2,518,366	—	2,518,366
Software	—	6,560,650	—	6,560,650
Tobacco	—	4,602,961	—	4,602,961
Trading Companies & Distributors	—	5,900,631	—	5,900,631
Wireless Telecommunication Services	—	8,703,312	—	8,703,312
Total Common Stocks	$17,903,076	$195,037,406	$—	$212,940,482
Exchange Traded Fund	$1,548,500	$—	$—	$1,548,500
Mutual Fund	958,947	—	—	958,947
Repurchase Agreements	—	19,718,528	—	19,718,528
Total	$20,410,523	$214,755,934	$—	$235,166,457

U.S. Small Cap Value

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$1,443,456	$2,100	$—	$1,445,556
Air Freight & Logistics	384,012	—	—	384,012
Airlines	927,746	—	—	927,746
Auto Components	806,758	—	—	806,758
Automobiles	170,837	—	—	170,837
Beverages	507,892	—	—	507,892
Biotechnology	304,248	—	—	304,248
Building Products	926,419	—	—	926,419
Capital Markets	2,195,284	—	—	2,195,284
Chemicals	4,007,423	—	—	4,007,423
Commercial Banks	9,086,496	308	—	9,086,804
Commercial Services & Supplies	2,212,275	—	—	2,212,275
Communications Equipment	1,804,263	—	—	1,804,263
Computers & Peripherals	864,947	—	—	864,947
Construction & Engineering	2,249,276	—	—	2,249,276
Construction Materials	342,546	—	—	342,546
Consumer Finance	437,939	—	—	437,939
Containers & Packaging	705,584	—	—	705,584

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Common Stocks (continued)
Distributors	$175,560	$—	$—	$175,560
Diversified Consumer Services	659,000	—	—	659,000
Diversified Financial Services	782,795	—	—	782,795
Diversified Telecommunication Services	458,172	—	—	458,172
Electrical Equipment	1,419,957	—	—	1,419,957
Electronic Equipment, Instruments & Components	4,238,112	—	—	4,238,112
Energy Equipment & Services	4,901,972	—	—	4,901,972
Food & Staples Retailing	776,848	—	—	776,848
Food Products	2,470,935	—	—	2,470,935
Gas Utilities	181,992	—	—	181,992
Health Care Equipment & Supplies	2,448,723	—	—	2,448,723
Health Care Providers & Services	4,365,638	2,898	—	4,368,536
Health Care Technology	246,959	—	—	246,959
Hotels, Restaurants & Leisure	2,531,035	—	—	2,531,035
Household Durables	3,978,070	—	—	3,978,070
Household Products	324,865	—	—	324,865
Independent Power Producers & Energy Traders	189,107	—	—	189,107
Information Technology Services	1,561,043	—	—	1,561,043
Insurance	9,016,710	—	—	9,016,710
Internet & Catalog Retail	173,497	—	—	173,497
Internet Software & Services	1,384,968	—	—	1,384,968
IT Services	624	—	—	624
Leisure Equipment & Products	256,474	—	—	256,474
Life Sciences Tools & Services	516,114	—	—	516,114
Machinery	4,053,919	—	—	4,053,919
Marine	201,419	—	—	201,419
Media	3,432,947	—	—	3,432,947
Metals & Mining	3,296,096	—	—	3,296,096
Multiline Retail	1,497,938	—	—	1,497,938
Oil, Gas & Consumable Fuels	5,256,037	—	—	5,256,037
Paper & Forest Products	1,900,817	—	—	1,900,817
Personal Products	362,250	—	—	362,250
Pharmaceuticals	411,476	—	—	411,476
Professional Services	1,306,391	—	—	1,306,391
Real Estate Investment Trusts (REITs)	632,908	—	—	632,908
Real Estate Management & Development	514,960	—	—	514,960
Road & Rail	1,612,982	—	—	1,612,982
Semiconductors & Semiconductor Equipment	4,475,775	—	—	4,475,775
Software	746,292	—	—	746,292
Specialty Retail	5,712,634	—	—	5,712,634
Textiles, Apparel & Luxury Goods	1,739,114	—	—	1,739,114
Thrifts & Mortgage Finance	2,724,652	—	—	2,724,652
Tobacco	256,621	—	—	256,621
Trading Companies & Distributors	1,602,317	—	—	1,602,317
Water Utilities	26,785	—	—	26,785
Wireless Telecommunication Services	645,066	—	—	645,066
Total Common Stocks	$114,845,967	$5,306	$—	$114,851,273

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Mutual Fund	$1,270,677	$—	$—	$1,270,677
Preferred Stock	—	1,362	—	1,362
Repurchase Agreement	—	8,041,896	—	8,041,896
Rights	21,060	132	—	21,192
Warrants	2,442	—	—	2,442
Total	$116,140,146	$8,048,696	$—	$124,188,842

Bond

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$657,800	$—	$657,800
Collateralized Mortgage Obligations	—	6,393,405	—	6,393,405
Commercial Mortgage Backed Securities	—	9,746,593	—	9,746,593
Corporate Bonds	—	50,097,587	—	50,097,587
Municipal Bonds	—	2,347,725	—	2,347,725
Mutual Fund	538,983	—	—	538,983
U.S. Government Mortgage Backed Agencies	—	3,570,577	—	3,570,577
U.S. Treasury Bonds	—	6,456,156	—	6,456,156
U.S. Treasury Notes	—	16,809,414	—	16,809,414
Yankee Dollar	—	783,539	—	783,539
Total	$538,983	$96,862,796	$—	$97,401,779

Core Plus Bond

	Level 1	Level 2	Level 3	Total
Assets:
Commercial Mortgage Backed Securities	$—	$1,830,124	$—	$1,830,124
Corporate Bonds	—	40,632,596	—	40,632,596
Mutual Fund	2,616,084	—	—	2,616,084
Preferred Stocks
Consumer Finance	132,700	—	—	132,700
Diversified Telecommunication Services	285,390	—	—	285,390
Insurance	1,334,463	1,011,252	—	2,345,715
Multi-Utilities	543,000	—	—	543,000
Real Estate Investment Trusts (REITs)	751,666	—	—	751,666
Thrifts & Mortgage Finance	165,900	—	—	165,900
Total Preferred Stocks	$3,213,119	$1,011,252	$—	$4,224,371
U.S. Government Mortgage Backed Agencies	—	16,423,864	—	16,423,864
U.S. Government Sponsored & Agency Obligations	—	2,725,060	—	2,725,060
U.S. Treasury Bill	—	499,992	—	499,992
U.S. Treasury Bond	—	325,264	—	325,264
U.S. Treasury Notes	—	3,670,715	—	3,670,715
Yankee Dollars	—	1,063,546	—	1,063,546
Total	$5,829,203	$68,182,413	$—	$74,011,616

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

Enhanced Income

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$73,008,781	$—	$73,008,781
Collateralized Mortgage Obligations	—	49,405,541	—	49,405,541
Commercial Mortgage Backed Securities	—	19,158,561	—	19,158,561
Corporate Bonds	—	111,971,194	—	111,971,194
Municipal Bond	—	2,293,439	—	2,293,439
Mutual Fund	12,507,945	—	—	12,507,945
U.S. Government Mortgage Backed Agencies	—	489,605	—	489,605
U.S. Government Sponsored & Agency Obligations	—	12,574,389	—	12,574,389
U.S. Treasury Note	—	2,520,108	—	2,520,108
Total	$12,507,945	$271,421,618	$—	$283,929,563

Government Bond

	Level 1	Level 2	Level 3	Total
Assets:
Collateralized Mortgage Obligations	$—	$1,941,908	$—	$1,941,908
Commercial Mortgage Backed Security	—	1,323,936	—	1,323,936
Mutual Fund	18,364,182	—	—	18,364,182
Sovereign Bond	—	7,890,443	—	7,890,443
U.S. Government Mortgage Backed Agencies	—	44,512,588	—	44,512,588
U.S. Government Sponsored & Agency Obligations	—	41,127,392	—	41,127,392
U.S. Treasury Bonds	—	7,869,679	—	7,869,679
Total	$18,364,182	$104,665,946	$—	$123,030,128

Inflation-Protected Securities

	Level 1	Level 2	Level 3	Total
Assets:
Mutual Fund	$1,433,376	$—	$—	$1,433,376
U.S. Treasury Bonds	—	221,924,181	—	221,924,181
Total	$1,433,376	$221,924,181	$—	$223,357,557

Money Market

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$55,497,403	$—	$55,497,403
Certificates of Deposit	—	87,000,000	—	87,000,000
Commercial Paper	—	659,582,878	—	659,582,878
Corporate Bonds	—	162,476,236	—	162,476,236
Municipal Bonds	—	90,505,000	—	90,505,000
Mutual Fund	80,974,915	–	—	80,974,915
U.S. Government Sponsored & Agency Obligation	—	5,738,919	—	5,738,919
Repurchase Agreement	—	238,814,000	—	238,814,000
Total	$80,974,915	$1,299,614,436	$—	$1,380,589,351

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

Short Duration Bond

	Level 1	Level 2	Level 3	Total

Assets:
Asset-Backed Securities	$—	$29,711,471	$—	$29,711,471
Collateralized Mortgage Obligations	—	18,443,650	—	18,443,650
Commercial Mortgage Backed Securities	—	11,941,774	—	11,941,774
Corporate Bonds	—	56,065,967	—	56,065,967
Municipal Bond	—	982,902	—	982,902
Mutual Fund	8,726,101	—	—	8,726,101
U.S. Government Mortgage Backed Agencies	—	10,069,109	—	10,069,109
U.S. Government Sponsored & Agency Obligations	—	4,121,020	—	4,121,020
U.S. Treasury Notes	—	4,703,797	—	4,703,797
Yankee Dollar	—	517,695	—	517,695
Total Assets	$8,726,101	$136,557,385	$—	$145,283,486

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the six months ended April 30, 2013, the Funds had no transfers into or out of Level 1, Level 2 or Level 3.

During the six months ended April 30, 2013, U.S. Small Cap Value held 4 common stock investments that were categorized as Level 3 investments which were valued at $0.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Nationwide Fund and International Value engage in foreign currency transactions and translate foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets, and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Funds do not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

(c)	Repurchase Agreements

During the six months ended April 30, 2013, Nationwide Fund, International Value, U.S. Small Cap Value, Core Plus Bond, and Money Market entered into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by JPMorgan Chase Bank, N.A. (“JPMorgan”), the Funds’ custodian, a qualified sub-custodian, or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults, realization of the collateral by a Fund may be delayed, and if the value of the collateral declines, a Fund may be unable to recover the full amount it paid under the repurchase agreements.

At April 30, 2013, Core Plus Bond held no repurchase agreements.

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

(e)	Securities Lending

During the six months ended April 30, 2013, Nationwide Fund, International Value, and U.S. Small Cap Value entered into securities lending transactions. To generate additional income, the Funds may lend their portfolio securities, up to 33 1/3% of the total assets of each Fund, to brokers, dealers, and other financial institutions. The Funds’ securities lending standards and guidelines require that the borrower (1) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by NFA or its designee to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of NFA or its designee, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan serves as securities lending agent for the securities lending program of the Funds. JPMorgan receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of April 30, 2013, the Funds had securities with the following values on loan:

Fund	Value of Loaned Securities	Value of Collateral
Nationwide Fund	$5,134,087	$5,207,193
International Value	18,637,353	19,718,528
U.S. Small Cap Value	7,804,307	8,041,896

(f)	Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly for Bond, Core Plus Bond, Enhanced Income, Government Bond, Inflation-Protected Securities, Money Market, and Short Duration Bond, and are declared and paid quarterly for Nationwide Fund, Growth, International Value, Small Company Growth, and U.S. Small Cap Value. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the respective Funds. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

(g)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and to make distributions of net investment income and net realized capital gains sufficient to relieve each Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. A Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority, that Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. The last four tax year-ends and any interim tax period since then generally remain open for examination by taxing authorities.

Each Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions received from a Fund’s investments in U.S. real estate investment trusts (“REITs”) often include a “return of capital”, which is recorded by a Fund as a reduction of its cost basis in such investments. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the REIT’s distribution is deemed a return of capital and is generally not taxable to a Fund.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

(h)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. For each of the Funds, income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investments of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected the subadviser(s) of each of the Funds as

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

noted below, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers.

Under the terms of the Trust’s Investment Advisory Agreement effective April 22, 2013, NFA manages the investment of the assets and supervises the daily business affairs of Core Plus Bond in accordance with policies and procedures established by the Board of Trustees. Beginning April 22, 2013, NFA has selected Thompson, Siegel & Walmsley LLC (“TS&W”) (the “Subadviser”) as the subadviser for the Fund, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadviser.

Prior to April 22, 2013, Core Plus Bond was managed by, and paid investment management fees to, TS&W. For the period from November 1, 2012 to April 21, 2013, the Fund paid $148,577 in investment management fees to TS&W. For the period from April 22, 2013 to April 30, 2013, the Fund paid $7,986 in investment management fees to NFA.

As of April 30, 2013, the subadvisers for each Fund were as follows:

Fund	Subadviser
Nationwide Fund	Aberdeen Asset Management Inc. Diamond Hill Capital Management, Inc.
Growth	Turner Investments, L.P.
International Value	UBS Global Asset Management (Americas), Inc.
Small Company Growth	Brown Capital Management, LLC
U.S. Small Cap Value	Dimensional Fund Advisors LP
Bond	Nationwide Asset Management, LLC (“NWAM”)(a)
Core Plus Bond	TS&W
Enhanced Income	Morley Capital Management, Inc. (“MCM”)
Government Bond	NWAM(a)
Inflation-Protected Securities	NWAM(a)
Money Market	Federated Investment Management Company
Short Duration Bond	MCM
(a)	NWAM is an affiliate of NFA.

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the six months ended April 30, 2013, the Funds paid investment advisory fees to NFA according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Nationwide Fund and Growth	Up to $250 million	0.60%
	$250 million up to $1 billion	0.575%
	$1 billion up to $2 billion	0.55%
	$2 billion up to $5 billion	0.525%
	On $5 billion and more	0.50%
International Value	All Assets	0.85%
Small Company Growth	All Assets	0.90%
U.S. Small Cap Value	All Assets	0.95%
Bond and Government Bond	Up to $250 million	0.50%
	$250 million up to $1 billion	0.475%
	$1 billion up to $2 billion	0.45%
	$2 billion up to $5 billion	0.425%
	On $5 billion and more	0.40%
Core Plus Bond	Up to $500 million	0.45%
	$500 million up to $1 billion	0.425%
	On $1 billion and more	0.40%
Inflation-Protected Securities	All Assets	0.25%
Enhanced Income and Short Duration Bond	Up to $500 million	0.35%
	$500 million up to $1 billion	0.34%
	$1 billion up to $3 billion	0.325%
	$3 billion up to $5 billion	0.30%
	$5 billion up to $10 billion	0.285%
	On $10 billion and more	0.275%
Money Market	Up to $1 billion	0.40%
	$1 billion up to $2 billion	0.38%
	$2 billion up to $5 billion	0.36%
	On $5 billion and more	0.34%

From these fees, pursuant to subadvisory agreements, NFA pays fees to the affiliated and unaffiliated subadvisers. NFA paid NWAM $233,407 for the six months ended April 30, 2013.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Funds’ operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding the amounts listed in the table below until February 28, 2014.

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

Effective April 22, 2013, Core Plus Bond and NFA have entered into a written Expense Limitation Agreement that limits the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding 0.70% for all share classes until February 28, 2015. Prior to April 22, 2013, TS&W voluntarily agreed to waive a portion of its investment advisory fee and to assume expenses, if necessary, in order to keep Core Plus Bond’s total annual operating expenses from exceeding 0.75%.

Fund	Classes	Amount (annual rate)
Nationwide Fund	N/A	N/A
Growth	All Classes	0.65%
International Value	All Classes	1.00%
Small Company Growth	All Classes	0.94%
U.S. Small Cap Value	All Classes	1.09%
Bond	All Classes	0.55%
Core Plus Bond	All Classes	0.70% (a)
Government Bond	N/A	N/A
Enhanced Income	All Classes	0.45%
Inflation-Protected Securities	All Classes	0.30%
Money Market	Prime Institutional Class Service Class	0.59% 0.59% 0.59% (b)
Short Duration Bond	All Classes	0.55%

N/A — Not Applicable.

(a)	Effective through February 28, 2015.

(b)	Effective until at least February 28, 2014, Fund Operating Expenses including the Rule 12b-1 fees and fees paid pursuant to the Fund’s Administrative Services Plan shall be limited to 0.75%.

NFA may request and receive reimbursement from a Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to a Fund was made. However, no reimbursement may be made unless: (i) a Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses. Reimbursement by a Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

As of April 30, 2013, the cumulative potential reimbursements for the following Funds, listed by the period or year in which NFA waived fees or reimbursed expenses to a Fund, are:

Fund	Fiscal Year 2010 Amount	Fiscal Year 2011 Amount	Fiscal Year 2012 Amount		Six Months Ended April 30, 2013 Amount		Total
Nationwide Fund	N/A	N/A	N/A		N/A		N/A
Growth	$2	$—	$459,750		$278,548		$738,300
International Value	54,511	47,795	2,419		—		104,725
Small Company Growth	N/A	N/A	156,583	(a)	97,965		254,548
U.S. Small Cap Value	110,290	120,484	95,038		48,577		374,389
Bond	90,267	110,319	185,800		147,942		534,328
Core Plus Bond	N/A	N/A	N/A		2,165	(b)	5,500
Enhanced Income	116,715	33,073	66,467		17,637		233,892
Government Bond	N/A	N/A	N/A		N/A		N/A
Inflation-Protected Securities	N/A	N/A	21,150	(c)	67,092		88,242
Money Market	1,160	N/A	5,416		2,488		9,064
Short Duration Bond	75,796	109,309	92,742		6,323		284,170

N/A — Not Applicable.

Amount designated as “—” is zero or has been rounded to zero.

(a)	For the period from January 4, 2012 (commencement of operations) through October 31, 2012.

(b)	For the period from April 22, 2013 (commencement of operations) through April 30, 2013.

(c)	For the period from September 18, 2012 (commencement of operations) through October 31, 2012.

Prior to April 22, 2013, TS&W voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep Core Plus Bond’s total annual operating expenses from exceeding 0.75% of the average daily net assets of TS&W Fixed Income Portfolio. TS&W does not have the ability to recapture previously waived fees or reimbursed expenses. For the period from November 1, 2012 through April 21, 2013, TS&W voluntarily waived advisory fees in the amount of $106,649.

Pursuant to the Expense Limitation Agreement, during the six months ended April 30, 2013, International Value reimbursed NFA in the amount of $5,586. During the six months ended April 30, 2013, no amounts were reimbursed by Growth, Small Company Growth, U.S. Small Cap Value, Bond, Core Plus Bond, Enhanced Income, Inflation-Protected Securities, Money Market, or Short Duration Bond to NFA pursuant to the Expense Limitation Agreement.

In addition, NFA has agreed to waive an amount of its advisory fee for Growth equal to 0.10% per annum, calculated monthly based on Growth’s average daily net assets, through February 28, 2014. For the six months ended April 30, 2013, NFA waived $98,946.

Due to a reduction in the subadvisory fees payable by NFA with respect to certain of the Funds, during the six months ended April 30, 2013, NFA has agreed to waive from its Investment Advisory Fee an amount equal to $39,983 for Nationwide Fund and $2,181 for Government Bond, for which NFA shall not be entitled to later seek recoupment.

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service provider a fee for these services.

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended April 30, 2013, NFM received $1,273,493 in fees from the Funds under the Joint Fund Administration and Transfer Agency Agreement.

Prior to April 22, 2013, Core Plus Bond was a series of an investment trust that was a party to an Administration Agreement with SEI Investments Global Funds Services (the “Administrator”) under which the Administrator provided administrative services to such investment trust for an annual fee equal to the higher of $125,000 for one portfolio, $250,000 for two portfolios, $350,000 for three portfolios, plus $75,000 per additional portfolio, plus $20,000 per additional class or 0.12% of the first $250 million, 0.10% of the next $250 million, 0.08% of the next $250 million and 0.04% of any amount above $750 million of the Portfolios’ average daily net assets. For the period from November 1, 2012 through April 21, 2013, the Administrator received $99,826 for such services.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $20 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended April 30, 2013, the Funds’ aggregate portion of such costs amounted to $6,443. Prior to April 22, 2013 Core Plus Bond paid $2,781 to TS&W.

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate shown below.

Fund	Class A Shares	Class B Shares	Class C Shares	Class R2 Shares	Service Class Shares
Nationwide Fund	0.25%	1.00%	1.00%	0.50%	N/A
Growth	0.25%	1.00%	1.00%	0.50%	N/A
International Value	0.25%	N/A	1.00%	N/A	N/A
Small Company Growth	0.25%	N/A	N/A	N/A	N/A
U.S. Small Cap Value	0.25%	N/A	1.00%	N/A	N/A
Bond	0.25%	1.00%	1.00%	0.50%	N/A
Core Plus Bond	0.25%	N/A	N/A	N/A	N/A
Enhanced Income	0.25%	N/A	N/A	0.50%	N/A
Government Bond	0.25%	1.00%	1.00%	0.50%	N/A
Inflation-Protected Securities	0.25%	N/A	N/A	N/A	N/A
Money Market	N/A	N/A	N/A	N/A	0.15%
Short Duration Bond	0.25%	N/A	0.75%	N/A	0.25%

N/A — Not Applicable.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. NFD also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares, which may cause the redeemed value of a shareholder’s account to fall below the total purchase payments. A CDSC is imposed on redemptions of Class B shares made within six years of purchase. Class C shares have CDSCs ranging from 0.75% to 1% imposed on redemptions made within one year of purchase. For the six months ended April 30, 2013, NFD received commissions of $188,313 from front-end sales charges of Class A shares and from CDSCs from Class B and Class C shares of the Funds, of which $111,720 was re-allowed to affiliated broker-dealers of the Funds.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class R2, Prime, Institutional Service Class, and Service Class shares of each of the Funds.

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

For the six months ended April 30, 2013, NFS received the following amounts in administrative services fees from each Fund:

Fund	Amount
Nationwide Fund	$125,782
Growth	61,257
International Value	253,486
Small Company Growth	—
U.S. Small Cap Value	131,058
Bond	20,915
Core Plus Bond(a)	—
Enhanced Income	4,479
Government Bond	49,083
Inflation-Protected Securities	—
Money Market	—
Short Duration Bond	29,828
(a)	For the period from April 22, 2013 through April 30, 2013.

Amounts designated as “—” are zero or have been rounded to zero.

Prior to April 22, 2013, certain brokers, dealers, banks, trust companies and other financial institutions received compensation from Core Plus Bond for providing a variety of services, including record keeping and transaction processing. Such fees were based on the assets of the Fund that were serviced by the financial institution. Such fees were paid by the Fund to the extent that the number of accounts serviced by the financial institution multiplied by the account fee charged by the Fund’s transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial institution been serviced directly through the Fund’s transfer agent. All fees in excess of this calculated amount were paid by TS&W. For the period from November 1, 2012 through April 21, 2013, the Fund paid $22,435 in these fees.

During the six months ended April 30, 2013, NFA voluntarily waived investment advisory fees payable by Money Market in an amount equal to $1,522,950. During the same period, NFD voluntarily waived Rule 12b-1 fees payable by Service Class shares of Money Market in an amount equal to $3,006. Also during that period, NFS voluntarily waived fees payable to it pursuant to the Trust’s Administrative Services Plan by Prime shares and Service Class shares of Money Market in an amount equal to $376,970. Each of these fee waivers was made voluntarily, and neither NFA, NFD nor NFS shall be entitled to reimbursement by Money Market of any of the amounts waived. Such waivers may be discontinued at any time, and neither NFA, NFD nor NFS represents that any of these voluntary waivers will be continued or repeated.

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

As of April 30, 2013, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund.

Fund	% of Shares Outstanding Owned
Nationwide Fund	31.02%
Growth	3.19
International Value	95.51
Small Company Growth	28.91
U.S. Small Cap Value	92.02
Bond	15.67
Core Plus Bond	0.03
Enhanced Income	92.88
Government Bond	26.71
Inflation-Protected Securities	99.99
Money Market	25.61
Short Duration Bond	1.39

4.  Redemption Fees

For the period from November 1, 2011 through July 31, 2012, the Funds, except for Core Plus Bond, Enhanced Income, and Money Market, assessed a 2.00% redemption fee on shares that were sold or exchanged within the minimum holding period, which was 90 calendar days from the date of purchase for International Value and U.S. Small Cap Value; 30 calendar days for Nationwide Fund, Growth and Small Company Growth; and seven calendar days for Bond, Government Bond, and Short Duration Bond. The redemption fee, if any, was paid directly to the applicable Fund and was intended to offset the cost to a Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in a Fund’s asset levels and cash flow caused by short-term trading of a Fund’s shares. For purposes of determining whether the redemption fee applied, the shares that were held the longest were redeemed first. This redemption fee was in addition to any CDSCs that were applicable at the time of sale. The redemption fee was not applied in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that were not able to implement the redemption fee. The fee did not apply to shares purchased through automatically reinvested dividends or capital gain distributions. Effective August 1, 2012, redemption fees were eliminated.

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

For the year ended October 31, 2012, the Funds had contributions to capital due to the collection of redemption fees in the amounts of:

Fund	Amount
Nationwide Fund	$932
Growth	639
International Value	—
Small Company Growth(a)	—
U.S. Small Cap Value	2
Bond	2
Enhanced Income	N/A
Government Bond	—
Inflation-Protected Securities(b)	—
Money Market	N/A
Short Duration Bond	6,792

Amounts designated as “—” are zero or have been rounded to zero.

(a)	For the period from January 4, 2012 (commencement of operations) through October 31, 2012.

(b)	For the period from September 18, 2012 (commencement of operations) through October 31, 2012.

N/A — Not Applicable.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan permitting the Trust to borrow up to $90,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to a Fund’s borrowing restrictions. There were no borrowings under the line of credit during the six months ended April 30, 2013. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Core Plus Bond is not yet a party to this agreement. Borrowings under this arrangement bear interest at a rate of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

JPMorgan provides earnings credits for cash balances maintained in the Funds’ custody accounts, which are used to offset custody fees of a Fund.

For the period from November 1, 2012 through April 21, 2013, Core Plus Bond earned cash management credits which were used to offset transfer agent expenses. For the period from November 1, 2012 through April 21, 2013, Core Plus Bond received $4 in cash management credits.

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

6.  Investment Transactions

For the six months ended April 30, 2013, purchases of and sales of securities (excluding short-term securities) were as follows:

Fund	Purchases	Sales
Nationwide Fund	$75,868,888	$111,579,295
Growth	115,443,969	114,193,963
International Value	12,342,653	10,983,920
Small Company Growth	4,073,096	264,610
U.S. Small Cap Value	10,272,211	8,648,072
Bond	12,336,869	10,826,115
Core Plus Bond	28,967,801	26,688,302
Enhanced Income	88,664,835	90,645,532
Government Bond	128,115,922	139,495,422
Inflation-Protected Securities	178,919,698	—
Short Duration Bond	51,917,672	74,409,053

For the six months ended April 30, 2013, purchases and sales of U.S. Government securities were as follows:

Fund	Purchases	Sales
Bond	$1,111,215	$—
Core Plus Bond	3,703,408	5,509,324
Enhanced Income	—	—
Government Bond	7,856,517	14,777,678
Inflation-Protected Securities	178,919,698	—
Money Market	—	102,000,000
Short Duration Bond	—	4,376,468

Amounts designated as “—” are zero or have been rounded to zero.

7.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

In January 2013, Accounting Standards Update 2013-01 (“ASU 2013-01”), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (“ASU 2011-11”), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (i) offset in the financial statements or (ii) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Funds’ financial statements.

10.  Other

As of April 30, 2013, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Nationwide Fund	24.50%	2
Growth	23.51	2
International Value	89.58	2
Small Company Growth	95.17	4
U.S. Small Cap Value	86.65	2
Bond	23.68	2
Core Plus Bond	76.28	1
Enhanced Income	92.88	4	(a)
Government Bond	43.05	2
Inflation-Protected Securities	77.18	4	(a)
Money Market	64.28	2
Short Duration Bond	30.01	2
(a)	Each such account is the account of an affiliated fund.

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

11.  Recaptured Brokerage Commissions

The Funds have entered into agreements with brokers whereby the brokers will return a portion of the Funds’ brokerage commissions on behalf of certain Funds. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Funds’ Statement of Operations. For the six months ended April 30, 2013, the Funds recaptured the following amounts of brokerage commissions:

Fund	Amount
Nationwide Fund	$6,435
Growth	21,558
International Value	—
Small Company Growth	1,224
U.S. Small Cap Value	—

Amounts designated as “—” are zero or have been rounded to zero.

12.  Federal Tax Information

As of April 30, 2013, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Nationwide Fund	$575,978,773	$140,939,984	$(6,861,995)	$134,077,989
Growth	187,367,244	24,572,634	(3,590,769)	20,981,865
International Value	212,136,400	30,302,371	(7,272,314)	23,030,057
Small Company Growth	8,029,627	1,214,207	(224,713)	989,494
U.S. Small Cap Value	103,812,034	28,395,404	(8,018,596)	20,376,808
Bond	91,202,557	6,449,838	(250,616)	6,199,222
Core Plus Bond	71,887,065	2,964,340	(839,789)	2,124,551
Enhanced Income	283,757,342	700,971	(528,750)	172,221
Government Bond	120,125,190	2,915,327	(10,389)	2,904,938
Inflation-Protected Securities	224,144,477	266,614	(1,053,534)	(786,920)
Money Market	1,380,589,351	—	—	—
Short Duration Bond	144,588,716	842,617	(147,847)	694,770

Amounts designated as “—” are zero or have been rounded to zero.

13.  Subsequent Events

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

Supplemental Information

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements (together, the “Advisory Agreements”) with its Investment Adviser (the “Adviser”) and its Sub-Advisers must be approved for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of each series or fund of the Trust (individually a “Fund”), and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, and the services and support provided to the Fund and its shareholders.

In January 2013, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on continuation of the Advisory Agreements. The primary purpose of the January 2013 meeting was to ensure that the Trustees had ample opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Trustees also met in executive session with Independent Legal Counsel to consider the continuation of the Advisory Agreements outside the presence of management.

In preparation for the January 2013 meeting, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

—

A summary report for each Fund that set out a wide variety of summary information regarding the Fund, including performance, expense, and profitability information, and specifically including management’s analysis of the Fund’s performance and expenses and a specific recommendation as to action to be taken on the Fund’s advisory and sub-advisory arrangements;

—

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple years ended September 30, 2012) compared with performance universes created by Lipper of similar or peer group funds, (b) expense rankings comparing the Fund’s contractual advisory fee and total expenses with expense groups and expense universes created by Lipper of similar or peer group funds, and (c) expense rankings comparing the Fund’s contractual advisory fee and total expenses with customized expense groups created by Lipper containing only sub-advised funds;

—

For Funds with multiple Sub-Advisers, expense rankings (over multiple years ended September 30, 2012) compared with customized peer groups created by the Adviser comprised solely of funds with multiple Sub-Advisers;

—	Information from the Adviser describing, on a Fund-by-Fund basis, each Fund’s performance (over multiple years ended September 30, 2012) compared with the Fund’s benchmark and Lipper categories;

—

Information regarding fee arrangements, including the structure of the advisory and subadvisory fees, the method of computing fees and the frequency of payment of fees; voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation; any economies of scale resulting from increases in size of one or more Funds and the extent to which it may be appropriate for the Adviser to share some portion of the benefit of those economies with shareholders; and information regarding payments to financial intermediaries.

Supplemental Information (Continued)

In considering this information, the Trustees took into account management style, investment strategies, changes related to the Funds’ subadvisory relationships, and prevailing market conditions. In evaluating the Advisory Agreements, the Trustees also reviewed information provided by the Adviser concerning the following:

—	The terms of the Advisory Agreements, including a list of services performed by the Adviser;

—

The activities of the Adviser in selecting, overseeing, and evaluating Sub-Advisers; reporting to the Trustees regarding the Sub-Advisers; and taking steps, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

—	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment management economic and financial analysis, and asset allocation strategy;

—

The Adviser’s and Sub-Adviser’s personnel and methods, including the education, experience, and number of advisory and analytical personnel; general information about the compensation of the Adviser’s personnel with primary responsibility for management of the Trust; the Adviser’s and Sub-Adviser’s investment management process, including methods adopted to ensure compliance with investment objectives, policies and restrictions of the portfolios of the Funds; the Adviser’s risk assessment and risk management capabilities; the Adviser’s valuation and valuation oversight capabilities; time and attention of the Adviser’s investment supervisory personnel devoted to the investment portfolios of the Trust; and adequacy and sophistication of technology and systems with respect to investment and administrative matters, including oversight of Sub-Advisers;

—	Litigation pending, threatened or settled involving the Adviser, and the results of any audits, investigations or examinations of the Securities and Exchange Commission;

—	The financial condition and stability of the Adviser, including financial arrangements between the Adviser and the Adviser’s parent organization; and

—

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent.

At the January 2013 meeting, the Trustees reviewed, considered and discussed, among themselves and with the Adviser, Trust counsel, and Independent Legal Counsel, among other things, the information described above, and information regarding the nature, extent and quality of services provided by the Adviser under the Advisory Agreement. The Trustees also considered, where applicable, expense caps and fee waivers; reports provided throughout the year with respect to brokerage and portfolio transactions, including the standards for best execution, performance in meeting those standards, allocation of soft dollars for research products and services, portfolio turnover rates, and other benefits from the allocation of brokerage; and the effect of advisory and other fees on the Fund’s total expenses, including comparisons of expenses and expense ratios with those of comparable mutual funds. Management also reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the Fund and the bases for that recommendation. The Trustees considered the Adviser’s profitability in providing services under the Advisory Agreements, together with an explanation of the Adviser’s methodology in calculating its profitability. They concluded in each case that the level of profitability to the Adviser did not appear unreasonably high.

Nationwide Growth Fund, Nationwide Small Company Growth Fund, and Nationwide Bond Fund

Of the Funds whose financial information is included in this book, the Trustees noted that each of Nationwide Growth Fund, Nationwide Small Company Growth Fund, and Nationwide Bond Fund had achieved total return performance of its Institutional or Institutional Service Class shares above the median of the funds in its performance universe for the three-year period (or since inception if the Fund had less than three years of performance history) ended September 30,

Supplemental Information (Continued)

2012. The Trustees also considered that the actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) for each Fund (taking into account, in each case, any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year) were below the respective medians of the Fund’s expense group. The Trustees determined that each Fund’s levels of performance and expense generally supported a recommendation to continue the Fund’s advisory and subadvisory agreements.

Certain of the information discussed by the Trustees in respect of the remaining Funds included in this book is summarized below.

Nationwide Fund

The Trustees considered that the Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) were approximately at the respective medians of the Fund’s expense group. The Trustees also considered that the Fund’s Institutional Service Class shares had achieved total return performance below the performance universe median for the three-year period ended September 30, 2012, but that management considered the Fund to have performed in line with its expectations given the portfolio management style of the subadvisers.

Nationwide International Value Fund

The Trustees considered that the Fund’s actual advisory fee rate was high relative to the Fund’s expense group (although not the highest), and that the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was below the expense group median. The Trustees also considered that, although the Fund’s Institutional Service Class shares had achieved a level of total return performance below the median of its peers for the three-year period ended September 30, 2012, management reported that since UBS Global Asset Management (Americas) Inc. had replaced the Fund’s former subadviser in July 2011, management had seen a substantial improvement in performance. The Trustees considered management’s view that, in light of the improved investment performance and relatively low total expense ratio (excluding 12b-1/non-12b-1 fees) of the Fund, the Fund was likely to offer value to shareholders.

Nationwide U.S. Small Cap Value Fund

The Trustees considered that the Fund’s actual advisory fee rate was above the median of its expense group (although not the highest), and that the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was at the expense group’s median. The Trustees also considered that the Fund’s Institutional Service Class shares had achieved total return performance above the total return performance median of the Fund’s performance universe for the three-year period ended September 30, 2012.

Nationwide Enhanced Income Fund

The Trustees considered that the Fund’s actual advisory fee rate was above the median of its expense group (although not the highest), and that the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was at the expense group’s median. The Trustees also considered that the Fund’s Institutional Class shares had achieved total return performance below the performance universe median for the three-year period ended September 30, 2012, but took into account that the Fund has been managed to achieve a relatively low level of interest-rate risk.

Nationwide Short Duration Bond Fund

The Trustees considered that the Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) were below the respective medians of the Fund’s expense group. The Trustees also considered that the Fund’s Class A shares achieved a level of total return performance below the median of the Fund’s performance universe for the three-year period ended September 30, 2012, but took into account that the Fund has been managed to achieve a relatively low level of interest-rate risk.

Supplemental Information (Continued)

Nationwide Government Bond Fund

The Trustees noted that the Fund’s Institutional Service Class shares had achieved total return performance above the median of the Fund’s performance universe for the three-year period ended September 30, 2012. The Trustees also noted that the Fund’s actual advisory fee rate and total expense ratio (excluding 12b-1/non-12b-1 fees) were the highest in the Fund’s expense group, and considered management’s undertaking at their meeting to implement a fee waiver for the Fund in order to limit expenses.

Nationwide Money Market Fund

The Trustees considered that, while the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was higher than the respective median of the Fund’s expense group, and the Fund’s actual advisory fee was the highest in the Fund’s expense group, NFA had waived $2.8 million in fees for the twelve-month period ended September 30, 2012 in order to avoid a negative Fund yield. The Trustees also considered that, in the current market and interest-rate environment, comparative information regarding performance and fees is of relatively limited utility, and noted that NFA would likely need to spend significant sums maintaining a non-negative yield for the Fund. The Trustees also considered management’s beliefs that Federated Investment Management Company (“Federated”), the Fund’s subadviser, is a highly respected money market fund manager, and that the Fund’s advisory fees are warranted, in light of Federated’s expertise and the investment being made by NFA in the Fund.

*****

At the March 2013 Board meeting, the Trustees received and considered information provided by the Adviser in follow-up from the January 2013 Board meeting. After extensive discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, the Trustees concluded the following:

—	The investment performance of each Fund was either (a) acceptable, or (b) subject to reasonable steps to monitor or address underperformance; and

—	The nature, extent, and quality of the investment advisory services provided to each Fund by the Adviser and Sub-Adviser were appropriate and consistent with the terms of the Advisory Agreements.

The Trustees also determined to continue to review ways, and the extent to which, economies of scale might be shared between the Adviser and shareholders of the Funds, and noted that NFA had taken a number of steps to date intended to share the benefits of economies of scale with shareholders, typically at higher asset levels.

Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

Approval of Advisory and Subadvisory Agreements — Nationwide Core Plus Bond Fund

At the September 2012 meeting of the Board of Trustees, the Board, including the Independent Trustees, discussed and unanimously approved, for the Nationwide Core Plus Bond Fund (the “Fund”), the Investment Advisory Agreement with Nationwide Fund Advisors (“NFA”) and the Subadvisory Agreement with Thompson, Segal & Walmsley LLC (“TSW,” and, together with NFA, the “Advisers”) (each, an “Advisory Agreement,” and together, the “Advisory Agreements”). The Trustees were provided with detailed materials relating to the Advisers in advance of the meeting. The material factors and conclusions that formed the basis for the approval are discussed below.

The Trustees met in person with NFA, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others.

In making their determinations, the Trustees took into account TSW’s management style and investment philosophy and process. In evaluating the Advisory Agreements, the Trustees also reviewed information provided by the Advisers,

Supplemental Information (Continued)

including information as to TSW’s past performance and TSW’s personnel that would be serving the Fund. In evaluating the Advisory Agreements, the Trustees also reviewed information provided by NFA, including the terms of the Subadvisory Agreement and fee arrangements, and the fact that NFA would pay TSW out of its advisory fees.

The Trustees considered that the Fund was intended to be the successor to a similar existing mutual fund managed by TSW, and that the initial shareholders of the Fund would be the shareholders of the existing mutual fund. The Trustees considered that TSW’s investment performance in managing the existing mutual fund was less favorable than many peer funds but more favorable than others, and that NFA considered TSW to have achieved stability and continuity in returns over time, which investors in the Fund would find attractive.

The Trustees noted that the advisory fee to be paid by the Fund was below the median of the peer mutual funds presented for their consideration, and that NFA proposed to implement an expense limitation for the Fund that would cap the Fund’s expenses below the median of those of its peer funds (measured on the basis of Class A shares) and below the total expense ratio of the existing mutual fund.

After discussion and consideration among themselves, and with NFA, Trust counsel, and Independent Legal Counsel, the Trustees concluded the following:

—	The nature and extent of the investment advisory services to be provided to the Fund by the Advisers were consistent with the terms of the Advisory Agreements;

—	The prospects for satisfactory investment performance were reasonable;

—	The fees to be paid by the Fund to NFA and its affiliates appeared to be reasonable in light of the information provided; and

—	Profitability should be assessed after a reasonable period of service to the Fund.

Based on all relevant information and factors, none of which was individually determinative of the outcome, the Trustees, including all of the Independent Trustees, concluded that the approval of the Advisory Agreements was in the best interests of the Fund and its shareholders and unanimously approved the Advisory Agreements for a two-year period commencing from the execution of the Advisory Agreements.

Management Information

April 30, 2013

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	95	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	95	Director of
Dentsply
International, Inc.
(dental products) from 2002 to present,
Ultralife Batteries, Inc. from 2004 to 2010, Albany
International
Corp. (paper
industry) from 2005 to 2013, Terex
Corporation
(construction
equipment) from 2004 to present, and
Minerals
Technology, Inc.
(specialty
chemicals) from 2005 to present.
Phyllis Kay Dryden 1947	Trustee since December 2004

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

			95	None

Management Information (Continued)

April 30, 2013

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	95	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	95	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	95	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	95	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	95	None

Management Information (Continued)

April 30, 2013

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	95	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

Management Information (Continued)

April 30, 2013

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group[4]. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments[4].	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[4].	N/A	N/A

Management Information (Continued)

April 30, 2013

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide. com/mutualfunds

Nationwide, Nationwide Financial, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

©2013 Nationwide Funds Group.

All rights reserved.

SAR-CORE 6/13

Nationwide Mutual Funds

SemiannualReport

April 30, 2013 (Unaudited)

Index Funds

Nationwide Bond Index Fund

Nationwide International Index Fund

Nationwide Mid Cap Market Index Fund

Nationwide S&P 500 Index Fund

Nationwide Small Cap Index Fund

SemiannualReport

April 30, 2013 (Unaudited)

Contents

1	Message to Shareholders
5	Summary of Market Environment

Index Funds
6	Nationwide Bond Index Fund
48	Nationwide International Index Fund
77	Nationwide Mid Cap Market Index Fund
95	Nationwide S&P 500 Index Fund
115	Nationwide Small Cap Index Fund

148	Notes to Financial Statements

166	Supplemental Information

169	Management Information

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice. Portfolio composition is accurate as of the date of this report and is subject to change at any time.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Message to Shareholders

April 30, 2013

Dear Shareholder,

Investing is like marriage. For the relationship to work, you must make an informed commitment and then honor it for better and for worse, through sickness and in health.

Today, most Americans understand that they are responsible for their own retirement and must make a commitment to prepare for the future. Yet, despite this awareness, many people are still struggling with owning their financial futures. While hard at work to support their daily needs, they avoid making long-term plans. Their current obligations and a complex investment climate seem overwhelming, so they choose not to choose. Without a comprehensive long-term financial agenda, the future can be very uncertain.

As a Nationwide Mutual Funds shareholder, you can be confident that you and your financial advisor have selected a reliable partner to share your journey. We are dedicated to offering a solid diversified fund lineup, as well as innovative solutions, outcome-oriented products and the experience to guide your investments through market cycles.

We know that this is a difficult time for investors. Healing from the economic downturn that began in 2008 is taking longer than we would like, yet while progress in the economy has been tepid, the stock market has gone on a tear, posting double-digit returns. Reflecting a broad-based view of economic recovery, the S&P 500® Index posted a return of 14.42% during the six-month reporting period.

Still, headlines about the real and perceived potential effects of domestic and international political and economic challenges often cause investor unease, while the facts indicate that moderate progress has been made in several areas. During the past six months, the U.S. economy avoided falling off the fiscal cliff, weathered the effects of the sequester and produced moderately encouraging economic indicators, including modest improvements in unemployment rates and the housing market. Even at a slow pace, the more months with some good economic news and little, or no, bad news, the closer we will be to a sustainable recovery.

As we move forward, keep in mind that periods of volatility and market downturns are a natural part of the economic cycle and should be expected. Long-term results are what matter most. We have more than 80 years of experience managing our customers’ assets through all types of markets.

We appreciate the commitment you have made to Nationwide Mutual Funds. We pride ourselves on keeping our promises and will continue to make your success our first priority.

Thank you.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Funds, please call 1-800-848-0920 to request a summary prospectus and/or a prospectus, or download a summary prospectus and/or a prospectus at nationwide.com/mutualfunds. Please read it carefully before investing any money.

There is no assurance that the investment objective of any Fund will be achieved.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the fund’s portfolio. A more recent listing of each fund’s portfolio holdings can be found on the Trust’s Internet site, nationwide.com/mutualfunds.

Investing in mutual funds involves risk, including the possible loss of principal.

The Funds’ Adviser or its employees may have a position in the securities named in this report.

The Nationwide International Index Fund (the Fund) is indexed to an MSCI index. The Fund is not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based.

Principal Risks

Nationwide Bond Index Fund — The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to interest rate risk. The Fund is subject to credit and liquidity risks associated with the underlying bonds owned by the Fund. The Fund also is subject to prepayment and call risk, extension risk and mortgage-backed securities risk to varying degrees. The Fund is subject to risks associated with investing in foreign securities. The Fund also is subject to portfolio turnover risk.

Nationwide International Index Fund — The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to stock market risk and risks associated with investing in foreign securities.

Nationwide Mid Cap Market Index Fund — The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to stock market risk and risks associated with investing in stocks of mid-sized companies.

Nationwide S&P 500 Index Fund — The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to stock market risk.

Nationwide Small Cap Index Fund — The Fund seeks to match the performance of an index. Correlation between Fund performance and index performance may be affected by Fund expenses, index composition changes, and the timing of Fund share purchases and redemptions. The Fund is subject to stock market risk and risks associated with investing in stocks of smaller companies.

The risks mentioned for each Fund above, as well as other risks, may be present during the time you hold shares of a Fund and may negatively affect the value of your investment.

Performance

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Institutional Class shares. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance

2

Important Disclosures (Continued)

information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund (IMF).

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index comprising fixed-rate, non-investment-grade debt securities that are U.S. dollar-denominated and non-convertible; the maximum exposure to any one issuer is limited to 2%.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the 2,000 smallest U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the 3,000 largest U.S. companies, based on market capitalization.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P/Case-Shiller® Home Price Indexes: A family of unmanaged, value-weighted indexes designed to measure the average change in home prices in particular U.S. geographic markets; the S&P/Case-Shiller® U.S. National Home Price Index is calculated quarterly as a composite of single-family home price repeat sales indexes for the nine U.S. Census divisions; the S&P/Case-Shiller® 10-City Composite Home Price Index and the S&P/Case-Shiller® 20-City Composite Home Price Index cover 10 and 20 metropolitan statistical areas, respectively, are calculated monthly using a three-month moving average, and are published with a two-month lag.

S&P MidCap 400® (S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

Sales Charge and Fee Information

Nationwide Bond Index Fund

Nationwide International Index Fund

Nationwide Mid Cap Market Index Fund

Nationwide S&P 500 Index Fund

Nationwide Small Cap Index Fund

Institutional Class shares have no sales charge or 12b-1 fee. Total returns reflect a waiver of part of each Fund’s fees for certain periods since inception, without which returns would have been lower.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

3

Important Disclosures (Continued)

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not an affiliate of any subadviser discussed in this material.

4

Summary of Market Environment

U.S. Stocks Advanced

The U.S. stock market began the six-month reporting period ended April 30, 2013, with a slight gain in November 2012 as investors expressed caution about the U.S. presidential election. President Obama was reelected for a second term, while Democrats retained control in the Senate and Republicans retained control of the House of Representatives. Immediately after the election, attention was once again focused on the fiscal cliff. In December 2012, the expected effects of the fiscal cliff were mostly avoided thanks to the permanent extension of the Bush-era tax cuts for many (but not all) taxpayers and a temporary postponement of the sequester. U.S. stock markets, as measured by the S&P 500® Index, posted a positive return for the month.

With uncertainty about the fiscal cliff and the presidential election resolved, U.S. stock markets, as measured by the S&P 500 Index, returned 10.61% for the first quarter of 2013. The equity markets continued their gains through April 2013, with the S&P 500 Index returning 1.93% for the month. Job growth reports at the beginning of 2013 were strong, but slowed in March, when the economy added just 88,000 new jobs, well below forecasts. The unemployment rate for March dropped to a four-year low of 7.6%, due to a combination of new jobs added and unemployed workers abandoning the job market.

Aside from a weak fourth-quarter 2012 gross domestic product (GDP) figure and the ambivalent employment numbers in early 2013, other economic data from the first quarter of 2013 were more positive. Housing markets proved strong, with housing prices rising 8.1% in January 2013 as reported by the Case-Shiller Index. Mergers-and-acquisitions activity during the first quarter of 2013 included high-profile deals such as Berkshire Hathaway acquiring Heinz as well as a merger between

American Airlines and U.S. Airways, suggesting that deal-making activity may be increasing. The S&P 500 Index posted a return of 14.42% during the six-month reporting period.

International Stocks Rallied

International stocks and emerging market stocks posted positive returns during the reporting period. Investors in the international markets remained focused on Europe’s economic struggles, inconclusive Italian elections and a large bailout for the small island nation of Cyprus. Cypriot banks had amassed significant exposure to Greek assets, and when the Greek economy collapsed, Cyprus had to request a bailout from the European Union, the European Central Bank and the International Monetary Fund. For the reporting period, international stocks, as measured by the MSCI EAFE® Index, returned 16.90%, and emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 5.29%.

Riskier Assets Outperformed

Overall during the reporting period, investors continued to regain some of their risk appetite, as evidenced in both the equity and the fixed-income markets. Riskier assets within the fixed-income markets rallied, as many central banks continued to provide accommodative monetary policy.

High-yield credit outperformed investment-grade credit, and emerging market debt outperformed international and U.S. debt during the reporting period. The Barclays U.S. Aggregate Bond Index returned 0.90% for the reporting period, while the Barclays U.S. Corporate High Yield 2% Issuer Cap Index posted a return of 7.26%. The Barclays Emerging Markets USD Aggregate Bond Index posted a return of 2.57% for the reporting period.

5

Nationwide Bond Index Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

The Fund seeks to match the performance of the Barclays U.S. Aggregate Bond Index as closely as possible before the deduction of Fund expenses. For the semiannual period ended April 30, 2013, the Nationwide Bond Index Fund (Institutional Class) returned 0.66% versus 0.90% for its benchmark, the Barclays U.S. Aggregate Bond Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Corporate Debt Funds BBB Rated (consisting of 180 funds as of April 30, 2013) was 2.43% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance?

One of the six sectors within the Barclay’s U.S. Aggregate Bond Index (the benchmark for the Nationwide Bond Index Fund), recorded positive returns during the reporting period. The sector that made the strongest contribution to the Fund was financials.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance?

Five of the six sectors within the Barclay’s U.S. Aggregate Bond Index (the benchmark for the Nationwide Bond Index Fund) recorded negative returns during the reporting period. The sectors that detracted the most from the Fund were industrials, utilities and securitized securities.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Scott Radell and Karen Uyehara

6

Fund Performance	Nationwide Bond Index Fund

Average Annual Total Return

(For periods ended April 30, 2013)

		Six Months*	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	0.47%	2.87%	4.97%	4.34%
	w/SC2	(3.81)%	(1.48)%	3.74%	3.73%
Class B	w/o SC1	0.16%	2.25%	4.32%	3.71%
	w/SC3	(4.77)%	(2.74)%	3.98%	3.71%
Class C4	w/o SC1	0.16%	2.33%	4.34%	3.72%
	w/SC5	(0.83)%	1.33%	4.34%	3.72%
Institutional Class[6]		0.66%	3.36%	5.39%	4.76%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	A 4.25% front-end sales charge was deducted. Prior to February 28, 2011 the rate was 5.75%.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]

These returns are based on the previous performance of the Fund for the period through December 31, 2005 of Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because all classes invest in the same portfolio of securities. The performance for the class has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and administrative services fees) applicable to such class. If these other fees were reflected, the performance for Class C would have been lower.

[5]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any SCs.

Expense Ratios

Expense Ratio*
Class A	0.69%
Class B	1.29%
Class C	1.29%
Institutional Class	0.29%
*	Current effective prospectus dated March 1, 2013. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2014. Please see the Fund’s most recent prospectus for details.

7

Fund Performance (Continued)	Nationwide Bond Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Class shares of the Nationwide Bond Index Fund versus the Barclays U.S. Aggregate Bond Index (a) and the Consumer Price Index (CPI)(b) over the 10-year period ended 4/30/13. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Barclays U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor statistics the, CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

8

Shareholder Expense Example	Nationwide Bond Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2012) and continued to hold your shares at the end of the reporting period (April 30, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2012 through April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2012 through April 30, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2013

Nationwide Bond Index Fund			Beginning Account Value ($) 11/01/12	Ending Account Value ($) 04/30/13	Expenses Paid During Period ($) 11/01/12 - 04/30/13[a]	Expense Ratio During Period (%) 11/01/12 - 04/30/13[a]
Class A Shares	Actual Hypothetical	[b]	1,000.00 1,000.00	1,004.70 1,021.47	3.33 3.36	0.67 0.67
Class B Shares	Actual Hypothetical	[b]	1,000.00 1,000.00	1,001.60 1,018.40	6.40 6.46	1.29 1.29
Class C Shares	Actual Hypothetical	[b]	1,000.00 1,000.00	1,001.60 1,018.40	6.40 6.46	1.29 1.29
Institutional Class Shares	Actual Hypothetical	[b]	1,000.00 1,000.00	1,006.60 1,023.36	1.44 1.45	0.29 0.29

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2012 through April 30, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

9

Portfolio Summary April 30, 2013 (Unaudited)	Nationwide Bond Index Fund

Asset Allocation †
U.S. Treasury Notes	30.9%
U.S. Government Mortgage Backed Agencies	29.0%
Corporate Bonds	23.0%
U.S. Treasury Bonds	5.4%
Mutual Fund	5.3%
U.S. Government Sponsored & Agency Obligations	4.5%
Sovereign Bonds	2.6%
Commercial Mortgage Backed Securities	1.6%
Municipal Bonds	1.0%
Repurchase Agreement	0.6%
Yankee Dollars	0.5%
Asset-Backed Securities	0.2%
Liabilities in excess of other assets	(4.6%)

100.0%

Top Industries ††
Commercial Banks	2.8%
Diversified Financial Services	2.0%
Oil, Gas & Consumable Fuels	1.9%
Electric Utilities	1.5%
Media	1.2%
Capital Markets	1.1%
Insurance	1.0%
Diversified Telecommunication Services	1.0%
Pharmaceuticals	1.0%
Gas Utilities	0.8%
Other Industries *	85.7%

100.0%

Top Holdings ††
Fidelity Institutional Money Market Fund — Institutional Class	5.1%
U.S. Treasury Notes, 0.25%, 02/28/15	1.5%
Federal National Mortgage Association Pool TBA, 3.00%, 05/25/43	1.4%
U.S. Treasury Notes, 2.13%, 02/29/16	1.2%
U.S. Treasury Notes, 0.88%, 01/31/18	1.2%
U.S. Treasury Notes, 1.00%, 08/31/16	1.1%
U.S. Treasury Notes, 2.13%, 11/30/14	1.1%
U.S. Treasury Notes, 0.25%, 12/15/14	1.0%
U.S. Treasury Notes, 2.00%, 01/31/16	1.0%
U.S. Treasury Notes, 2.38%, 02/28/15	1.0%
Other Holdings *	84.4%

100.0%

†	Percentages indicated are based upon net assets as of April 30, 2013.

††	Percentages indicated are based upon total investments as of April 30, 2013.

*	For purposes of listing top industries and top holdings, the repurchase agreement is included as part of Other.

The accompanying notes are an integral part of these financial statements.

10

Statement of Investments

April 30, 2013 (Unaudited)

Nationwide Bond Index Fund

Asset-Backed Securities 0.2%

	Principal Amount	Market Value

Automobile 0.1%
Ally Auto Receivables Trust, Series 2012-4, Class A4, 0.80%, 10/16/17	$1,000,000	$1,005,005

Credit Card 0.1%
Chase Issuance Trust, Series 2012-A8, Class A8, 0.54%, 10/16/17	500,000	500,332
Citibank Credit Card Issuance Trust, Series 2006-A3, Class A3, 5.30%, 03/15/18	750,000	850,377

		1,350,709

Other 0.0%†
Detroit Edison Securitization Funding LLC, Series 2001-1, Class A6, 6.62%, 03/01/16	250,000	267,049

Total Asset-Backed Securities (cost $2,614,676)		2,622,763

Commercial Mortgage Backed Securities 1.6%
Banc of America Commercial Mortgage, Inc., Series 2007-1, Class A4 5.45%, 01/15/49	1,630,000	1,858,192
Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-PWR8, Class AJ 4.75%, 06/11/41	1,384,000	1,418,661
Commercial Mortgage Pass Through Certificates, Series 2005-LP5, Class A4 4.98%, 05/10/43 (a)	2,000,000	2,145,103
CW Capital Cobalt Ltd., Series 2007-C3, Class A4 5.99%, 05/15/46 (a)	1,490,000	1,746,794
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP4, Class AM, 5.00%, 10/15/42 (a)	1,546,000	1,678,434
Series 2006-LDP7, Class A4, 6.06%, 04/15/45 (a)	1,000,000	1,132,437
Series 2006-LDP9, Class A3, 5.34%, 05/15/47	2,000,000	2,265,676
Series 2007-CB18, Class AM, 5.47%, 06/12/47 (a)	300,000	339,512
Series 2011-C5, Class A3, 4.17%, 08/15/46	600,000	680,791
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-8, Class A3 6.13%, 08/12/49 (a)	857,000	1,006,752

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Market Value

Wachovia Bank Commercial Mortgage Trust Series 2006-C25, Class A5, 5.92%, 05/15/43 (a)	$1,900,000	$2,160,154
Series 2007-C31, Class A4, 5.51%, 04/15/47	2,000,000	2,306,847
Series 2007-C33, Class A4, 6.12%, 02/15/51 (a)	1,395,000	1,616,915

Total Commercial Mortgage Backed Securities (cost $17,064,674)		20,356,268

Corporate Bonds 23.0%
Aerospace & Defense 0.4%
Boeing Co. (The), 4.88%, 02/15/20	200,000	239,593
Embraer SA, 5.15%, 06/15/22	250,000	273,396
General Dynamics Corp. 3.88%, 07/15/21	150,000	167,975
2.25%, 11/15/22	350,000	342,759
Goodrich Corp., 6.29%, 07/01/16	171,000	197,029
L-3 Communications Corp. 3.95%, 11/15/16	300,000	323,496
4.95%, 02/15/21	100,000	112,886
Lockheed Martin Corp., 4.07%, 12/15/42 (b)	391,000	375,250
Northrop Grumman Corp., 3.50%, 03/15/21	250,000	270,813
Raytheon Co. 6.40%, 12/15/18	144,000	179,558
3.13%, 10/15/20	250,000	268,029
Rockwell Collins, Inc., 5.25%, 07/15/19	70,000	83,595
United Technologies Corp. 4.88%, 05/01/15	460,000	500,379
6.13%, 07/15/38	150,000	201,999
4.50%, 06/01/42	500,000	550,789

		4,087,546

Airlines 0.0%†
Delta Air Lines Pass Through Trust, Series 2012-1A, 4.75%, 05/07/20	250,000	273,125
Southwest Airlines Co., 5.13%, 03/01/17	103,000	115,235

		388,360

Auto Components 0.0%†
Johnson Controls, Inc. 4.25%, 03/01/21	100,000	111,053

11

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Auto Components (continued)
3.75%, 12/01/21	$400,000	$431,162

		542,215

Automobiles 0.0%†
Ford Motor Co., 7.45%, 07/16/31	350,000	465,500

Beverages 0.7%
Anheuser-Busch Cos. LLC 5.00%, 03/01/19	164,000	193,279
5.75%, 04/01/36	151,000	189,295
6.00%, 11/01/41	103,000	136,519
Anheuser-Busch InBev Worldwide, Inc. 0.80%, 07/15/15	500,000	501,863
1.38%, 07/15/17	750,000	760,525
7.75%, 01/15/19	500,000	660,377
5.38%, 01/15/20	350,000	425,794
5.00%, 04/15/20	200,000	240,112
Beam, Inc., 5.38%, 01/15/16	105,000	116,450
Coca-Cola Co. (The) 1.80%, 09/01/16	578,000	599,963
3.15%, 11/15/20	450,000	491,783
Diageo Capital PLC 1.13%, 04/29/18	350,000	348,520
4.83%, 07/15/20	400,000	474,751
Diageo Finance BV, 5.30%, 10/28/15	451,000	502,527
Dr Pepper Snapple Group, Inc., 3.20%, 11/15/21	250,000	263,664
Molson Coors Brewing Co., 3.50%, 05/01/22	250,000	264,950
Pepsi Bottling Group, Inc. (The), Series B, 7.00%, 03/01/29	144,000	202,201
PepsiAmericas, Inc., 4.88%, 01/15/15	208,000	223,756
PepsiCo, Inc. 7.90%, 11/01/18	500,000	666,527
3.13%, 11/01/20	200,000	215,369
3.60%, 08/13/42	300,000	286,282

		7,764,507

Biotechnology 0.2%
Amgen, Inc. 2.30%, 06/15/16	200,000	207,996
3.45%, 10/01/20	200,000	216,934
6.40%, 02/01/39	300,000	391,205
5.15%, 11/15/41	350,000	401,667
Bio-Rad Laboratories, Inc., 4.88%, 12/15/20	100,000	105,750
Celgene Corp. 3.95%, 10/15/20	250,000	275,838

Corporate Bonds (continued)

	Principal Amount	Market Value

Biotechnology (continued)
3.25%, 08/15/22	$200,000	$206,065
Genentech, Inc., 5.25%, 07/15/35	62,000	75,377
Gilead Sciences, Inc. 3.05%, 12/01/16	100,000	107,428
4.50%, 04/01/21	100,000	114,930
4.40%, 12/01/21	400,000	458,504

		2,561,694

Building Products 0.0%†
Owens Corning, 9.00%, 06/15/19	17,000	21,718

Capital Markets 1.2%
Ameriprise Financial, Inc., 5.30%, 03/15/20	100,000	120,183
Bear Stearns Cos. LLC (The) 5.70%, 11/15/14	256,000	275,122
5.30%, 10/30/15	123,000	135,700
4.65%, 07/02/18	246,000	278,309
Credit Suisse USA, Inc. 5.85%, 08/16/16	300,000	346,299
7.13%, 07/15/32	195,000	282,045
Deutsche Bank AG, 3.25%, 01/11/16	500,000	530,401
Franklin Resources, Inc., 2.80%, 09/15/22	250,000	255,696
Goldman Sachs Group, Inc. (The) 5.13%, 01/15/15	461,000	492,732
5.35%, 01/15/16	453,000	501,404
3.63%, 02/07/16	430,000	456,920
5.63%, 01/15/17	850,000	953,758
6.00%, 06/15/20	500,000	600,603
5.25%, 07/27/21	300,000	345,947
5.75%, 01/24/22	250,000	298,707
3.63%, 01/22/23	500,000	517,819
6.13%, 02/15/33	200,000	238,396
6.75%, 10/01/37	700,000	800,052
Jefferies Group LLC 6.88%, 04/15/21	250,000	296,373
5.13%, 01/20/23	250,000	270,865
Morgan Stanley 6.00%, 04/28/15	300,000	326,633
3.45%, 11/02/15	200,000	209,130
1.75%, 02/25/16	500,000	503,721
3.80%, 04/29/16	200,000	212,861
5.45%, 01/09/17	845,000	949,834
4.75%, 03/22/17	500,000	552,880
2.13%, 04/25/18	250,000	249,441
7.30%, 05/13/19	400,000	498,377
5.63%, 09/23/19	800,000	931,722
5.50%, 07/28/21	150,000	175,684
3.75%, 02/25/23	250,000	259,458

12

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Capital Markets (continued)
7.25%, 04/01/32	$226,000	$300,682
Nomura Holdings, Inc., 4.13%, 01/19/16	350,000	371,393
UBS AG 5.88%, 07/15/16	679,000	762,424
5.88%, 12/20/17	250,000	296,742

		14,598,313

Chemicals 0.3%
Air Products & Chemicals, Inc., 1.20%, 10/15/17	500,000	502,977
Albemarle Corp., 5.10%, 02/01/15	82,000	87,607
Dow Chemical Co. (The) 5.90%, 02/15/15	200,000	217,988
4.13%, 11/15/21	150,000	163,740
9.40%, 05/15/39	200,000	329,792
4.38%, 11/15/42	350,000	345,597
E.I. du Pont de Nemours & Co. 5.25%, 12/15/16	265,000	306,297
4.90%, 01/15/41	200,000	234,738
Eastman Chemical Co., 3.60%, 08/15/22	400,000	424,470
Ecolab, Inc., 4.35%, 12/08/21	100,000	112,458
Lubrizol Corp. 5.50%, 10/01/14	196,000	209,765
6.50%, 10/01/34	103,000	141,595
Praxair, Inc. 4.05%, 03/15/21	150,000	169,651
3.00%, 09/01/21	300,000	317,811

		3,564,486

Commercial Banks 2.6%
Abbey National Treasury Services PLC, 4.00%, 04/27/16	125,000	134,259
American Express Centurion Bank, 0.88%, 11/13/15	700,000	702,565
Banco do Brasil SA, 3.88%, 10/10/22	300,000	296,056
Bank of America NA 6.00%, 06/15/16	205,000	230,722
5.30%, 03/15/17	500,000	560,443
Bank of New York Mellon Corp. (The) 1.20%, 02/20/15	750,000	758,177
2.30%, 07/28/16	450,000	472,280
Bank of Nova Scotia, 2.90%, 03/29/16	900,000	955,550
Bank One Corp., 8.00%, 04/29/27	202,000	292,704
Barclays Bank PLC 2.75%, 02/23/15	500,000	516,046
5.14%, 10/14/20	250,000	270,281

Corporate Bonds (continued)

	Principal Amount	Market Value

Commercial Banks (continued)
BB&T Corp., 2.15%, 03/22/17	$650,000	$670,552
BNP Paribas SA 3.60%, 02/23/16 (c)	250,000	265,760
2.38%, 09/14/17	500,000	512,802
Capital One Financial Corp. 2.15%, 03/23/15	500,000	510,171
5.25%, 02/21/17	211,000	239,007
Comerica, Inc., 4.80%, 05/01/15	123,000	131,400
Commonwealth Bank of Australia, 1.90%, 09/18/17	500,000	516,330
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 3.38%, 01/19/17	250,000	269,084
1.70%, 03/19/18	250,000	251,784
3.88%, 02/08/22	500,000	542,506
5.25%, 05/24/41	125,000	146,010
Credit Suisse, 4.38%, 08/05/20	400,000	457,312
Credit Suisse/New York, 3.50%, 03/23/15	250,000	263,115
Deutsche Bank Financial LLC, 5.38%, 03/02/15	123,000	131,042
Discover Bank, 7.00%, 04/15/20	300,000	371,686
Export-Import Bank of Korea 4.00%, 01/29/21	350,000	379,660
5.00%, 04/11/22	250,000	291,393
Fifth Third Bancorp 3.63%, 01/25/16	400,000	427,862
3.50%, 03/15/22	300,000	315,775
HSBC Bank USA NA, 5.88%, 11/01/34	498,000	596,953
HSBC Holdings PLC 4.00%, 03/30/22	500,000	553,861
6.50%, 09/15/37	300,000	380,296
Intesa Sanpaolo SpA, 3.88%, 01/16/18	500,000	500,242
JPMorgan Chase Bank NA 6.00%, 07/05/17	530,000	621,107
6.00%, 10/01/17	750,000	887,444
KeyBank NA, 5.80%, 07/01/14	103,000	109,101
KeyCorp, 5.10%, 03/24/21	150,000	176,770
Korea Development Bank (The), 3.25%, 03/09/16	500,000	524,064
Korea Finance Corp., 4.63%, 11/16/21	200,000	222,955
Kreditanstalt fuer Wiederaufbau 4.13%, 10/15/14	492,000	519,140
4.38%, 07/21/15	1,405,000	1,525,541

13

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Commercial Banks (continued)
5.13%, 03/14/16	$400,000	$451,999
2.00%, 06/01/16	500,000	521,878
4.38%, 03/15/18	800,000	926,175
2.75%, 09/08/20	800,000	870,100
Landwirtschaftliche Rentenbank 2.13%, 07/15/16	250,000	262,033
5.13%, 02/01/17	600,000	697,159
Mellon Funding Corp., 5.00%, 12/01/14	185,000	197,553
National Australia Bank Ltd., 1.60%, 08/07/15	500,000	510,439
National City Corp., 4.90%, 01/15/15	246,000	263,171
Oesterreichische Kontrollbank AG 4.50%, 03/09/15	414,000	445,180
4.88%, 02/16/16	250,000	279,824
PNC Bank NA, 2.95%, 01/30/23	350,000	353,392
PNC Funding Corp. 5.25%, 11/15/15	246,000	272,163
5.13%, 02/08/20	400,000	474,108
Royal Bank of Canada, 1.45%, 10/30/14	700,000	710,269
Royal Bank of Scotland Group PLC, 2.55%, 09/18/15	750,000	772,578
Royal Bank of Scotland PLC (The), 4.38%, 03/16/16	500,000	545,000
State Street Bank & Trust Co., 5.30%, 01/15/16	200,000	223,029
State Street Corp., 4.38%, 03/07/21	300,000	344,552
Sumitomo Mitsui Banking Corp., 1.80%, 07/18/17	500,000	509,942
SunTrust Banks, Inc. 3.60%, 04/15/16	150,000	160,365
3.50%, 01/20/17	350,000	374,630
Toronto-Dominion Bank (The) 2.38%, 10/19/16	250,000	262,551
1.40%, 04/30/18	250,000	251,510
US Bancorp 1.65%, 05/15/17	350,000	358,095
4.13%, 05/24/21	100,000	112,686
2.95%, 07/15/22	300,000	302,766
US Bank NA 4.95%, 10/30/14	185,000	196,907
4.80%, 04/15/15	92,000	99,350
Wachovia Bank NA, 6.60%, 01/15/38	425,000	575,846
Wells Fargo & Co. 3.68%, 06/15/16 (d)	550,000	593,144
5.13%, 09/15/16	144,000	162,143
4.60%, 04/01/21	500,000	578,231
Series M, 3.45%, 02/13/23	250,000	254,043
5.38%, 02/07/35	318,000	383,626

Corporate Bonds (continued)

	Principal Amount	Market Value

Commercial Banks (continued)
Wells Fargo Capital X, 5.95%, 12/01/86	$350,000	$356,125
Westpac Banking Corp. 4.20%, 02/27/15	500,000	532,855
2.00%, 08/14/17	500,000	518,494

		34,203,719

Commercial Services & Supplies 0.2%
ADT Corp. (The) 2.25%, 07/15/17 (b)	200,000	201,498
4.13%, 06/15/23 (b)	250,000	262,664
GATX Corp., 2.38%, 07/30/18	250,000	256,602
Republic Services, Inc., 5.25%, 11/15/21	600,000	710,131
Science Applications International Corp., 5.50%, 07/01/33	123,000	128,164
Waste Management, Inc. 6.38%, 03/11/15	800,000	880,420
7.00%, 07/15/28	113,000	154,054

		2,593,533

Communications Equipment 0.3%
Cisco Systems, Inc. 5.50%, 02/22/16	750,000	850,770
4.95%, 02/15/19	335,000	396,491
5.50%, 01/15/40	250,000	309,659
Motorola Solutions, Inc., 7.50%, 05/15/25	144,000	191,679
Telefonaktiebolaget LM Ericsson, 4.13%, 05/15/22	150,000	158,694

		1,907,293

Computers & Peripherals 0.1%
Dell, Inc. 4.63%, 04/01/21 (c)	100,000	96,966
7.10%, 04/15/28	144,000	151,821
Hewlett-Packard Co. 2.35%, 03/15/15	400,000	408,769
5.50%, 03/01/18	335,000	378,593
4.65%, 12/09/21 (c)	500,000	518,086

		1,554,235

Construction & Engineering 0.0%†
ABB Finance USA, Inc., 4.38%, 05/08/42	100,000	108,906

Construction Materials 0.0%†
CRH America, Inc., 6.00%, 09/30/16	465,000	530,369

14

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Consumer Finance 0.6%
American Express Co. 6.15%, 08/28/17	$125,000	$150,118
2.65%, 12/02/22	190,000	190,076
6.80%, 09/01/66 (a)	210,000	228,900
American Express Credit Corp., 2.75%, 09/15/15	400,000	418,931
Boeing Capital Corp., 2.90%, 08/15/18	600,000	650,868
Capital One Bank USA NA, 3.38%, 02/15/23	250,000	252,903
Ford Motor Credit Co. LLC 2.50%, 01/15/16	250,000	255,463
4.25%, 02/03/17	500,000	538,322
2.38%, 01/16/18	750,000	753,393
5.88%, 08/02/21	500,000	582,643
HSBC Finance Corp., 6.68%, 01/15/21	356,000	430,509
John Deere Capital Corp. 0.70%, 09/04/15 (c)	500,000	501,052
1.30%, 03/12/18	400,000	402,776
SLM Corp. 6.25%, 01/25/16	250,000	272,873
6.00%, 01/25/17	250,000	271,535
Series A, 8.45%, 06/15/18	150,000	176,330
7.25%, 01/25/22	250,000	277,034
Toyota Motor Credit Corp. 1.25%, 11/17/14	250,000	253,415
0.88%, 07/17/15	600,000	603,489
4.50%, 06/17/20	250,000	289,940

		7,500,570

Distributors 0.0%†
Arrow Electronics, Inc., 4.50%, 03/01/23	250,000	257,492

Diversified Financial Services 2.1%
Ameritech Capital Funding Corp., 6.45%, 01/15/18	62,000	73,572
Associates Corp. of North America, 6.95%, 11/01/18	236,000	291,204
AXA Financial, Inc., 7.00%, 04/01/28	92,000	113,651
Bank of America Corp. 4.75%, 08/01/15	431,000	464,192
5.25%, 12/01/15	513,000	556,993
Series 1, 3.75%, 07/12/16	750,000	798,796
5.63%, 10/14/16	440,000	496,344
3.88%, 03/22/17	500,000	538,324
2.00%, 01/11/18	300,000	300,497
Series L, 5.65%, 05/01/18	1,635,000	1,896,002
5.63%, 07/01/20	250,000	296,329
5.00%, 05/13/21	500,000	572,206
5.70%, 01/24/22	250,000	297,342

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Financial Services (continued)
3.30%, 01/11/23	$250,000	$252,787
5.88%, 02/07/42	250,000	311,156
Caterpillar Financial Services Corp. 1.13%, 12/15/14	500,000	506,005
Series F, 5.50%, 03/15/16	205,000	232,413
Citigroup, Inc. 5.50%, 10/15/14	100,000	106,538
5.30%, 01/07/16	571,000	629,976
3.95%, 06/15/16	675,000	729,334
5.85%, 08/02/16	287,000	328,004
4.45%, 01/10/17	750,000	829,818
6.13%, 11/21/17	500,000	593,276
1.75%, 05/01/18	250,000	249,731
5.38%, 08/09/20	500,000	596,970
3.38%, 03/01/23	350,000	363,351
6.63%, 06/15/32	232,000	279,600
5.88%, 02/22/33	82,000	90,706
5.85%, 12/11/34	375,000	456,129
5.88%, 05/29/37	200,000	246,876
EnCana Holdings Finance Corp., 5.80%, 05/01/14	791,000	830,328
General Electric Capital Corp. 4.88%, 03/04/15	431,000	464,269
5.00%, 01/08/16	205,000	227,417
5.40%, 02/15/17	415,000	476,902
2.30%, 04/27/17	500,000	520,683
5.63%, 09/15/17	550,000	645,979
1.60%, 11/20/17	500,000	506,543
5.63%, 05/01/18	500,000	594,576
5.30%, 02/11/21	250,000	290,620
3.15%, 09/07/22	500,000	507,893
3.10%, 01/09/23	500,000	506,048
Series A, 6.75%, 03/15/32	367,000	480,008
Series A, 6.15%, 08/07/37	750,000	931,271
6.38%, 11/15/67 (a)	350,000	372,313
Goldman Sachs Capital I, 6.35%, 02/15/34	200,000	210,750
JPMorgan Chase & Co. 3.70%, 01/20/15	605,000	634,704
4.75%, 03/01/15	176,000	188,924
5.15%, 10/01/15	349,000	379,584
1.10%, 10/15/15	500,000	500,984
3.15%, 07/05/16	400,000	424,866
4.63%, 05/10/21	500,000	568,785
3.20%, 01/25/23	750,000	765,407
5.60%, 07/15/41	600,000	735,519
Moody’s Corp., 4.50%, 09/01/22	100,000	106,460
Murray Street Investment Trust I, 4.65%, 03/09/17 (d)	500,000	549,153
National Rural Utilities Cooperative Finance Corp. 5.45%, 04/10/17	400,000	466,968

15

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Financial Services (continued)
Series C, 8.00%, 03/01/32	$111,000	$167,747
Western Union Co. (The), 6.20%, 11/17/36 (c)	200,000	206,492

		26,759,315

Diversified Telecommunication Services 1.1%
AT&T, Inc. 5.10%, 09/15/14	597,000	633,429
5.63%, 06/15/16	205,000	233,654
2.40%, 08/15/16	250,000	261,078
6.55%, 02/15/39	310,000	400,598
5.35%, 09/01/40	275,000	309,105
5.55%, 08/15/41	250,000	289,011
4.30%, 12/15/42 (b)	417,000	412,715
4.35%, 06/15/45 (b)	1,171,000	1,150,668
BellSouth Corp., 5.20%, 09/15/14	349,000	370,474
British Telecommunications PLC, 9.63%, 12/15/30	191,000	310,743
Corning, Inc., 4.75%, 03/15/42 (c)	150,000	160,269
Deutsche Telekom International Finance BV 5.75%, 03/23/16	273,000	308,129
8.75%, 06/15/30	256,000	380,823
Embarq Corp., 8.00%, 06/01/36	350,000	385,189
France Telecom SA 2.75%, 09/14/16	500,000	523,380
8.50%, 03/01/31	283,000	424,030
GTE Corp. 6.84%, 04/15/18	144,000	178,279
6.94%, 04/15/28	103,000	136,202
Telecom Italia Capital SA 4.95%, 09/30/14	205,000	213,940
5.25%, 10/01/15	730,000	779,520
6.00%, 09/30/34	260,000	254,712
Telefonica Emisiones SAU 6.42%, 06/20/16	730,000	822,607
5.46%, 02/16/21	500,000	552,152
4.57%, 04/27/23	200,000	205,242
Telefonos de Mexico SAB de CV, 5.50%, 01/27/15	164,000	175,719
Verizon Communications, Inc. 4.90%, 09/15/15	410,000	449,134
6.35%, 04/01/19	650,000	806,776
5.85%, 09/15/35	82,000	96,962
6.40%, 02/15/38	250,000	316,029
3.85%, 11/01/42	250,000	228,490
Verizon Global Funding Corp., 7.75%, 12/01/30	510,000	711,230
Virgin Media Secured Finance PLC, 6.50%, 01/15/18	100,000	106,488

		12,586,777

Corporate Bonds (continued)

	Principal Amount	Market Value

Electric Utilities 1.6%
AEP Texas Central Transition Funding LLC, Series A-4, 5.17%, 01/01/18	$1,000,000	$1,149,682
Alabama Power Co., 5.70%, 02/15/33	276,000	348,366
Ameren Illinois Co., 2.70%, 09/01/22	350,000	358,276
Appalachian Power Co., Series L, 5.80%, 10/01/35	144,000	173,652
Arizona Public Service Co., 5.50%, 09/01/35	150,000	184,481
Baltimore Gas & Electric Co., 5.90%, 10/01/16	115,000	133,245
Cleveland Electric Illuminating Co. (The), 5.50%, 08/15/24	200,000	240,635
CMS Energy Corp., 4.70%, 03/31/43	200,000	208,750
Consolidated Edison Co. of New York, Inc. Series 05-C, 5.38%, 12/15/15	123,000	137,749
Series 08-A, 5.85%, 04/01/18	1,200,000	1,458,132
Series 03-A, 5.88%, 04/01/33	82,000	102,292
Dominion Resources, Inc. 5.20%, 08/15/19	100,000	119,700
Series E, 6.30%, 03/15/33	308,000	399,362
Series B, 5.95%, 06/15/35	174,000	221,636
DTE Energy Co., 6.35%, 06/01/16	287,000	330,924
Duke Energy Carolinas LLC 4.30%, 06/15/20	500,000	579,331
4.25%, 12/15/41	200,000	213,006
Duke Energy Corp. 5.05%, 09/15/19	600,000	707,592
3.05%, 08/15/22	200,000	206,122
Duke Energy Indiana, Inc., 3.75%, 07/15/20	100,000	111,784
Duke Energy Ohio, Inc., Series A, 5.40%, 06/15/33	51,000	56,301
Edison International, 3.75%, 09/15/17	500,000	544,438
Entergy Corp., 5.13%, 09/15/20	300,000	333,355
Exelon Corp. 4.90%, 06/15/15	287,000	310,514
5.63%, 06/15/35	414,000	478,675
Exelon Generation Co. LLC, 5.75%, 10/01/41	150,000	171,407
FirstEnergy Corp. Series A, 2.75%, 03/15/18	200,000	203,261
Series C, 7.38%, 11/15/31	287,000	344,086
Florida Power & Light Co. 5.85%, 02/01/33	70,000	91,275
5.95%, 10/01/33	53,000	70,416
5.40%, 09/01/35	90,000	113,078

16

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Electric Utilities (continued)
5.65%, 02/01/37	$200,000	$259,310
4.13%, 02/01/42	250,000	265,852
Florida Power Corp., 5.90%, 03/01/33	247,000	314,683
Georgia Power Co., 4.30%, 03/15/42	350,000	363,468
Great Plains Energy, Inc., 4.85%, 06/01/21	100,000	113,449
LG&E and KU Energy LLC, 3.75%, 11/15/20	500,000	538,568
MidAmerican Energy Co., 5.80%, 10/15/36	200,000	257,971
National Fuel Gas Co., 3.75%, 03/01/23	250,000	257,981
Nevada Power Co., 5.45%, 05/15/41	100,000	125,251
Nisource Finance Corp., 5.95%, 06/15/41	150,000	176,669
Oglethorpe Power Corp., 5.25%, 09/01/50	150,000	176,300
Ohio Power Co. Series K, 6.00%, 06/01/16	349,000	399,307
Series G, 6.60%, 02/15/33	164,000	217,530
Oncor Electric Delivery Co. LLC 4.55%, 12/01/41	150,000	160,195
5.30%, 06/01/42	150,000	177,496
Pacific Gas & Electric Co. 5.80%, 03/01/37	150,000	189,822
6.25%, 03/01/39	300,000	402,036
PacifiCorp 5.25%, 06/15/35	123,000	149,060
4.10%, 02/01/42	500,000	525,902
Progress Energy, Inc., 7.75%, 03/01/31	164,000	232,859
PSEG Power LLC 5.50%, 12/01/15	287,000	318,237
5.13%, 04/15/20	250,000	288,605
Public Service Co. of Colorado, 3.60%, 09/15/42	400,000	394,138
Public Service Electric & Gas Co., 3.95%, 05/01/42	200,000	210,241
Puget Sound Energy, Inc., 5.48%, 06/01/35	103,000	128,003
San Diego Gas & Electric Co., 3.95%, 11/15/41	400,000	421,021
Scottish Power Ltd., 5.81%, 03/15/25	82,000	90,240
South Carolina Electric & Gas Co., 6.05%, 01/15/38	200,000	262,745
Southern California Edison Co. 6.00%, 01/15/34	123,000	164,257
Series 2005-B, 5.55%, 01/15/36	164,000	207,907

Corporate Bonds (continued)

	Principal Amount	Market Value

Electric Utilities (continued)
Southern Co. (The), 1.95%, 09/01/16	$250,000	$258,636
Tampa Electric Co., 5.40%, 05/15/21	250,000	309,335
Virginia Electric and Power Co. Series A, 5.40%, 01/15/16	103,000	116,239
5.95%, 09/15/17	250,000	301,759
Westar Energy, Inc., 6.00%, 07/01/14	185,000	196,007
Wisconsin Electric Power Co. 2.95%, 09/15/21	250,000	267,311
5.63%, 05/15/33	41,000	52,219
Xcel Energy, Inc. 5.61%, 04/01/17	173,000	200,481
6.50%, 07/01/36	123,000	168,874

		19,761,487

Electrical Equipment 0.1%
Energizer Holdings, Inc., 4.70%, 05/19/21	75,000	81,233
Honeywell International, Inc. 5.40%, 03/15/16	440,000	498,876
5.30%, 03/01/18	605,000	723,433
PerkinElmer, Inc., 5.00%, 11/15/21	100,000	111,020
Precision Castparts Corp., 1.25%, 01/15/18	175,000	175,696
Thermo Fisher Scientific, Inc. 3.20%, 03/01/16	250,000	263,798
3.60%, 08/15/21	250,000	261,386

		2,115,442

Electronic Equipment, Instruments & Components 0.0%†
Agilent Technologies, Inc., 6.50%, 11/01/17	225,000	270,217
Avnet Inc, 5.88%, 06/15/20	250,000	280,000
Koninklijke Philips Electronics NV, 5.00%, 03/15/42	200,000	232,088

		782,305

Energy Equipment & Services 0.1%
Baker Hughes, Inc., 3.20%, 08/15/21	500,000	539,821
Halliburton Co., 6.70%, 09/15/38	325,000	457,990
National Oilwell Varco, Inc., 3.95%, 12/01/42	200,000	199,929
Weatherford International Ltd. 5.13%, 09/15/20	150,000	166,987
5.95%, 04/15/42	250,000	273,834

		1,638,561

17

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Food & Staples Retailing 0.2%
CVS Caremark Corp., 6.25%, 06/01/27	$460,000	$598,742
Kroger Co. (The), 7.50%, 04/01/31	178,000	235,252
Safeway, Inc. 5.63%, 08/15/14	123,000	130,203
5.00%, 08/15/19	155,000	173,922
3.95%, 08/15/20	100,000	105,133
Sysco Corp., 5.38%, 09/21/35	74,000	90,674
Walgreen Co. 1.80%, 09/15/17	500,000	510,949
3.10%, 09/15/22	150,000	152,379

		1,997,254

Food Products 0.4%
Archer-Daniels-Midland Co. 5.38%, 09/15/35	103,000	121,401
4.02%, 04/16/43	140,000	138,890
Bunge Ltd. Finance Corp. 5.10%, 07/15/15	62,000	67,065
4.10%, 03/15/16	350,000	374,376
Campbell Soup Co., 4.25%, 04/15/21	100,000	111,894
ConAgra Foods, Inc. 1.35%, 09/10/15	500,000	506,407
7.00%, 10/01/28	154,000	204,114
4.65%, 01/25/43	250,000	260,638
General Mills, Inc. 1.55%, 05/16/14	500,000	505,579
3.15%, 12/15/21	200,000	213,134
H.J. Heinz Finance Co., 6.75%, 03/15/32	62,000	70,221
JM Smucker Co. (The), 3.50%, 10/15/21	250,000	268,045
Kellogg Co. 4.00%, 12/15/20	250,000	280,925
Series B, 7.45%, 04/01/31	103,000	143,681
Kraft Foods Group, Inc. 6.88%, 01/26/39	138,000	189,965
5.00%, 06/04/42	250,000	282,398
Mondelez International, Inc. 6.50%, 02/09/40	500,000	672,693
4.13%, 02/09/16	250,000	272,166
Tyson Foods, Inc., 4.50%, 06/15/22	250,000	276,875
Unilever Capital Corp., 5.90%, 11/15/32	144,000	196,279

		5,156,746

Gas Utilities 0.8%
Atmos Energy Corp., 4.95%, 10/15/14	185,000	196,353

Corporate Bonds (continued)

	Principal Amount	Market Value

Gas Utilities (continued)
Boardwalk Pipelines LP, 5.20%, 06/01/18	$62,000	$69,550
CenterPoint Energy Resources Corp., 4.50%, 01/15/21	212,000	244,813
Consolidated Natural Gas Co., Series A, 5.00%, 12/01/14	396,000	421,447
DCP Midstream Operating LP, 3.88%, 03/15/23	200,000	204,274
El Paso Natural Gas Co. LLC, 8.38%, 06/15/32	50,000	73,235
Enbridge Energy Partners LP 5.20%, 03/15/20	250,000	285,975
4.20%, 09/15/21	300,000	323,112
Energy Transfer Partners LP 4.65%, 06/01/21	100,000	110,734
5.20%, 02/01/22	500,000	571,824
6.05%, 06/01/41	100,000	113,899
Enterprise Products Operating LLC Series L, 6.30%, 09/15/17	250,000	301,796
4.05%, 02/15/22	250,000	277,359
6.13%, 10/15/39	215,000	264,035
4.85%, 08/15/42	150,000	159,965
4.85%, 03/15/44	250,000	268,359
Kinder Morgan Energy Partners LP 6.85%, 02/15/20	675,000	857,359
3.50%, 09/01/23	500,000	515,974
5.80%, 03/15/35	144,000	168,718
6.38%, 03/01/41	250,000	314,075
ONEOK Partners LP 3.25%, 02/01/16	500,000	528,504
3.38%, 10/01/22	500,000	509,700
ONEOK, Inc., 4.25%, 02/01/22	250,000	268,785
Plains All American Pipeline LP/PAA Finance Corp., 5.15%, 06/01/42	300,000	342,522
Sempra Energy, 6.00%, 10/15/39	290,000	370,585
Southern Natural Gas Co. LLC, 5.90%, 04/01/17 (b)	200,000	233,531
Spectra Energy Capital LLC, 6.75%, 02/15/32	123,000	152,949
Sunoco Logistics Partners Operations LP, 3.45%, 01/15/23	250,000	252,975
Texas Gas Transmission LLC, 4.60%, 06/01/15	123,000	132,402
TransCanada PipeLines Ltd., 3.80%, 10/01/20	250,000	278,346
Williams Cos., Inc. (The), 3.70%, 01/15/23	300,000	303,030
Williams Partners LP 7.25%, 02/01/17	100,000	120,401
5.25%, 03/15/20	250,000	290,638

18

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Gas Utilities (continued)
3.35%, 08/15/22	$200,000	$201,983
6.30%, 04/15/40	150,000	181,948

		9,911,155

Health Care Providers & Services 0.8%
Aetna, Inc., 6.63%, 06/15/36	250,000	332,297
Baxter International, Inc. 4.63%, 03/15/15	53,000	56,944
5.38%, 06/01/18	435,000	520,345
Becton, Dickinson and Co., 3.13%, 11/08/21	250,000	264,373
Boston Scientific Corp. 6.40%, 06/15/16	150,000	171,634
6.00%, 01/15/20	200,000	236,627
Cardinal Health, Inc., 3.20%, 06/15/22	200,000	204,367
CareFusion Corp., 3.30%, 03/01/23 (b)	250,000	256,443
Cigna Corp. 4.50%, 03/15/21	250,000	282,732
5.38%, 02/15/42	150,000	177,250
Covidien International Finance SA, 6.00%, 10/15/17	440,000	529,921
Express Scripts Holding Co. 3.50%, 11/15/16	250,000	269,888
3.90%, 02/15/22 (c)	250,000	273,616
6.13%, 11/15/41	150,000	194,991
Humana, Inc., 3.15%, 12/01/22	500,000	502,252
Laboratory Corp. of America Holdings 3.13%, 05/15/16	150,000	157,366
3.75%, 08/23/22	200,000	206,908
McKesson Corp. 2.85%, 03/15/23	300,000	305,823
6.00%, 03/01/41	100,000	132,327
Medtronic, Inc. 4.13%, 03/15/21	500,000	569,357
4.00%, 04/01/43	200,000	202,729
Quest Diagnostics, Inc., 5.45%, 11/01/15	376,000	413,503
St. Jude Medical, Inc. 2.50%, 01/15/16	200,000	208,331
3.25%, 04/15/23	200,000	205,743
Stryker Corp., 1.30%, 04/01/18	350,000	350,953
UnitedHealth Group, Inc. 5.38%, 03/15/16	205,000	231,314
1.63%, 03/15/19	500,000	502,017
5.80%, 03/15/36	417,000	519,247
WellPoint, Inc. 5.00%, 12/15/14	598,000	639,168
5.25%, 01/15/16	226,000	251,495

Corporate Bonds (continued)

	Principal Amount	Market Value

Health Care Providers & Services (continued)
5.95%, 12/15/34	$82,000	$99,712
4.63%, 05/15/42	350,000	369,242
Zimmer Holdings, Inc., 3.38%, 11/30/21	150,000	157,759

		9,796,674

Hotels, Restaurants & Leisure 0.1%
Darden Restaurants, Inc., 3.35%, 11/01/22	150,000	145,651
Hyatt Hotels Corp., 5.38%, 08/15/21	100,000	112,877
McDonald’s Corp. Series I, 5.35%, 03/01/18	240,000	286,920
4.88%, 07/15/40	250,000	299,033
Virgin River Casino Corp., 6.50%, 01/15/18 (e)	100,000	5
Wyndham Worldwide Corp., 5.63%, 03/01/21	150,000	170,825
Yum! Brands, Inc., 6.88%, 11/15/37	200,000	265,356

		1,280,667

Household Durables 0.0%†
Emerson Electric Co., 6.00%, 08/15/32	57,000	75,125
Newell Rubbermaid, Inc., 4.70%, 08/15/20	100,000	112,470
Stanley Black & Decker, Inc., 2.90%, 11/01/22	400,000	406,824

		594,419

Household Products 0.0%†
Kimberly-Clark Corp., 2.40%, 03/01/22	500,000	508,172

Industrial Conglomerates 0.3%
3M Co., 5.70%, 03/15/37	235,000	312,577
Danaher Corp. 2.30%, 06/23/16	100,000	104,932
3.90%, 06/23/21	100,000	112,880
Dover Corp. 4.88%, 10/15/15	156,000	172,199
5.38%, 03/01/41	50,000	62,731
Eaton Corp., 2.75%, 11/02/22 (b)	500,000	505,218
General Electric Co. 0.85%, 10/09/15	250,000	251,634
5.25%, 12/06/17	400,000	471,322
2.70%, 10/09/22	500,000	514,934
Illinois Tool Works, Inc., 4.88%, 09/15/41	200,000	230,563

19

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Industrial Conglomerates (continued)
Pentair Finance SA, 1.88%, 09/15/17	$500,000	$501,928
Tyco Electronics Group SA 6.55%, 10/01/17	300,000	359,701
3.50%, 02/03/22	150,000	155,201

		3,755,820

Information Technology Services 0.1%
Computer Sciences Corp., 4.45%, 09/15/22	250,000	267,476
Fiserv, Inc., 4.75%, 06/15/21	200,000	222,224
International Business Machines Corp. 1.95%, 07/22/16	100,000	103,408
2.90%, 11/01/21	150,000	159,110
5.88%, 11/29/32	532,000	706,149

		1,458,367

Insurance 1.1%
ACE INA Holdings, Inc. 5.88%, 06/15/14	390,000	412,817
2.70%, 03/13/23	250,000	253,791
Aflac, Inc., 6.90%, 12/17/39	100,000	136,013
Alleghany Corp., 4.95%, 06/27/22	250,000	282,864
Allstate Corp. (The) 6.13%, 12/15/32	82,000	105,502
5.55%, 05/09/35	62,000	77,003
5.95%, 04/01/36	82,000	106,396
6.50%, 05/15/67 (a)	145,000	160,950
American International Group, Inc. 5.05%, 10/01/15	103,000	112,837
5.60%, 10/18/16	290,000	330,198
8.25%, 08/15/18	500,000	648,261
4.88%, 06/01/22	250,000	287,751
8.17%, 05/15/68 (a)	325,000	440,106
Aon Corp., 5.00%, 09/30/20	400,000	467,675
Assurant, Inc., 2.50%, 03/15/18	250,000	250,996
Berkshire Hathaway Finance Corp. 4.85%, 01/15/15	826,000	887,340
4.40%, 05/15/42	250,000	258,259
Berkshire Hathaway, Inc., 1.55%, 02/09/18	500,000	508,487
Chubb Corp. (The), 6.37%, 03/29/67 (a)	300,000	333,000
CNA Financial Corp., 5.75%, 08/15/21	250,000	299,571
Genworth Financial, Inc., 6.50%, 06/15/34	144,000	161,808

Corporate Bonds (continued)

	Principal Amount	Market Value

Insurance (continued)
Hartford Financial Services Group, Inc., 6.10%, 10/01/41	$291,000	$368,990
Lincoln National Corp. 4.85%, 06/24/21	50,000	57,199
6.15%, 04/07/36	160,000	196,413
Markel Corp., 3.63%, 03/30/23	250,000	256,271
Marsh & McLennan Cos., Inc. 5.75%, 09/15/15	327,000	363,079
4.80%, 07/15/21	300,000	346,168
MetLife, Inc. 5.50%, 06/15/14	185,000	195,160
5.70%, 06/15/35	86,000	104,294
6.40%, 12/15/66	350,000	390,688
Nationwide Financial Services, Inc., 6.75%, 05/15/67 (f)	75,000	79,688
Principal Financial Group, Inc., 3.30%, 09/15/22	500,000	519,410
Progressive Corp. (The) 3.75%, 08/23/21	150,000	166,294
6.25%, 12/01/32	113,000	147,616
Prudential Financial, Inc. Series B, 5.10%, 09/20/14	205,000	217,401
3.00%, 05/12/16	650,000	687,961
5.38%, 06/21/20	250,000	296,772
Series B, 5.75%, 07/15/33	103,000	121,447
6.63%, 06/21/40	200,000	264,215
5.63%, 06/15/43 (a)	150,000	157,875
Reinsurance Group of America, Inc., 5.00%, 06/01/21	100,000	112,910
SunAmerica Financial Group, Inc., 7.50%, 07/15/25	103,000	133,739
Travelers Cos., Inc. (The) 5.75%, 12/15/17	90,000	108,730
5.35%, 11/01/40	250,000	313,172
Travelers Property Casualty Corp., 6.38%, 03/15/33	133,000	179,286
Willis Group Holdings PLC, 5.75%, 03/15/21	100,000	114,205
Willis North America, Inc., 5.63%, 07/15/15	123,000	133,297
XL Group PLC, 5.25%, 09/15/14	541,000	572,056

		13,125,961

Internet & Catalog Retail 0.0%†
eBay, Inc. 1.35%, 07/15/17	500,000	507,952
3.25%, 10/15/20	100,000	108,070
Expedia, Inc., 5.95%, 08/15/20	150,000	168,564
QVC, Inc., 4.38%, 03/15/23 (b)	250,000	256,031

		1,040,617

20

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Internet Software & Services 0.0%†
Google, Inc. 1.25%, 05/19/14	$200,000	$202,066
3.63%, 05/19/21	100,000	111,978

		314,044

Leisure Equipment & Products 0.0%†
Mattel, Inc. 3.15%, 03/15/23	300,000	306,513
5.45%, 11/01/41	150,000	171,387

		477,900

Machinery 0.1%
Caterpillar, Inc. 1.38%, 05/27/14	600,000	606,741
2.60%, 06/26/22	250,000	255,422
6.05%, 08/15/36	123,000	162,489
3.80%, 08/15/42	97,000	94,011
Deere & Co., 3.90%, 06/09/42	200,000	202,723
Flowserve Corp., 3.50%, 09/15/22	250,000	257,963
IDEX Corp., 4.20%, 12/15/21	200,000	216,753

		1,796,102

Media 1.3%
CBS Corp. 1.95%, 07/01/17	350,000	358,287
5.75%, 04/15/20	250,000	299,155
7.88%, 07/30/30	55,000	76,098
5.50%, 05/15/33	82,000	89,869
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22	82,000	126,265
Comcast Corp. 5.90%, 03/15/16	287,000	328,411
6.50%, 01/15/17	507,000	607,978
5.70%, 07/01/19	300,000	369,458
2.85%, 01/15/23	350,000	359,721
4.25%, 01/15/33	250,000	263,641
7.05%, 03/15/33	205,000	285,520
6.50%, 11/15/35	70,000	93,655
6.95%, 08/15/37	205,000	287,845
4.65%, 07/15/42	250,000	273,636
COX Communications, Inc. 5.45%, 12/15/14	78,000	84,078
5.50%, 10/01/15	167,000	186,007
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 3.50%, 03/01/16	250,000	266,886
4.60%, 02/15/21	750,000	834,635
3.80%, 03/15/22	500,000	525,150
Discovery Communications LLC 5.05%, 06/01/20	350,000	411,154

Corporate Bonds (continued)

	Principal Amount	Market Value

Media (continued)
3.25%, 04/01/23	$500,000	$518,677
Grupo Televisa SAB, 6.63%, 01/15/40	250,000	322,929
Historic TW, Inc., 6.88%, 06/15/18	122,000	152,861
NBCUniversal Media LLC 5.15%, 04/30/20	250,000	303,597
5.95%, 04/01/41	100,000	127,398
4.45%, 01/15/43	200,000	213,310
News America, Inc. 8.00%, 10/17/16	82,000	100,698
4.50%, 02/15/21	250,000	287,347
7.28%, 06/30/28	53,000	68,887
6.55%, 03/15/33	450,000	549,966
6.20%, 12/15/34	170,000	209,889
Omnicom Group, Inc. 5.90%, 04/15/16	123,000	139,652
3.63%, 05/01/22	50,000	52,066
Thomson Reuters Corp., 6.50%, 07/15/18	400,000	492,854
Time Warner Cable, Inc. 6.75%, 07/01/18	415,000	515,046
8.25%, 04/01/19	400,000	526,351
6.75%, 06/15/39	500,000	618,988
4.50%, 09/15/42	250,000	238,929
Time Warner, Inc. 7.63%, 04/15/31	523,000	737,980
7.70%, 05/01/32	248,000	353,357
5.38%, 10/15/41	150,000	170,890
Viacom, Inc. 3.25%, 03/15/23	400,000	410,021
4.38%, 03/15/43 (b)	320,000	305,761
Walt Disney Co. (The) Series B, 6.20%, 06/20/14	687,000	733,123
3.70%, 12/01/42	250,000	246,368
WPP Finance 2010, 4.75%, 11/21/21	350,000	388,218

		14,912,612

Metals & Mining 0.8%
Alcoa, Inc. 5.40%, 04/15/21	250,000	261,573
5.87%, 02/23/22	335,000	358,108
AngloGold Ashanti Holdings PLC, 5.13%, 08/01/22	250,000	251,875
Barrick Gold Corp. 2.90%, 05/30/16	100,000	104,104
5.25%, 04/01/42	200,000	190,632
Barrick Gold Finance Co., 4.88%, 11/15/14	310,000	329,304
BHP Billiton Finance USA Ltd. 5.25%, 12/15/15	225,000	251,440
1.63%, 02/24/17	750,000	767,112
3.25%, 11/21/21	250,000	267,832

21

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Metals & Mining (continued)
Cliffs Natural Resources, Inc. 3.95%, 01/15/18 (c)	$250,000	$253,167
4.88%, 04/01/21 (c)	150,000	151,365
Freeport-McMoRan Copper & Gold, Inc. 2.15%, 03/01/17 (c)	500,000	508,996
3.10%, 03/15/20 (b)	500,000	503,459
3.55%, 03/01/22	100,000	99,808
5.45%, 03/15/43 (b)	100,000	101,445
Goldcorp, Inc., 2.13%, 03/15/18	250,000	250,231
Kinross Gold Corp., 5.13%, 09/01/21 (c)	100,000	103,305
Newmont Mining Corp. 5.13%, 10/01/19	150,000	169,745
5.88%, 04/01/35	164,000	177,200
4.88%, 03/15/42	100,000	93,162
Placer Dome, Inc., 6.38%, 03/01/33	96,000	110,916
Rio Tinto Alcan, Inc. 5.00%, 06/01/15	205,000	222,443
5.75%, 06/01/35	144,000	176,672
Rio Tinto Finance USA Ltd. 2.50%, 05/20/16	500,000	523,008
4.13%, 05/20/21	500,000	547,616
Rio Tinto Finance USA PLC 1.63%, 08/21/17	350,000	354,261
2.88%, 08/21/22 (c)	200,000	199,184
Southern Copper Corp., 6.75%, 04/16/40	250,000	288,737
Teck Resources Ltd. 3.00%, 03/01/19	250,000	256,397
4.75%, 01/15/22	500,000	538,912
Vale Overseas Ltd. 4.38%, 01/11/22	250,000	262,006
6.88%, 11/21/36	306,000	362,709
Vale SA, 5.63%, 09/11/42	250,000	260,498

		9,297,222

Multiline Retail 0.5%
Costco Wholesale Corp., 5.50%, 03/15/17	475,000	558,982
Dollar General Corp., 1.88%, 04/15/18	250,000	251,207
Kohl’s Corp. 4.00%, 11/01/21 (c)	100,000	105,565
3.25%, 02/01/23	150,000	148,570
Macy’s Retail Holdings, Inc. 5.90%, 12/01/16	85,000	98,630
6.90%, 04/01/29	50,000	61,893
6.70%, 07/15/34	150,000	183,042
Nordstrom, Inc., 4.00%, 10/15/21	250,000	280,728

Corporate Bonds (continued)

	Principal Amount	Market Value

Multiline Retail (continued)
Target Corp. 6.00%, 01/15/18	$300,000	$365,569
6.35%, 11/01/32	217,000	289,050
4.00%, 07/01/42	200,000	203,742
Wal-Mart Stores, Inc. 3.20%, 05/15/14	500,000	515,217
1.50%, 10/25/15	500,000	513,433
3.63%, 07/08/20	400,000	446,811
7.55%, 02/15/30	82,000	119,609
5.25%, 09/01/35	242,000	291,535
6.20%, 04/15/38	250,000	339,129
5.00%, 10/25/40	250,000	294,146
5.63%, 04/15/41	150,000	191,930
4.00%, 04/11/43	250,000	257,895

		5,516,683

Office Electronics 0.0%†
Pitney Bowes, Inc., 4.75%, 05/15/18	62,000	66,041
Xerox Corp. 6.35%, 05/15/18	200,000	236,904
4.50%, 05/15/21	250,000	272,025

		574,970

Oil, Gas & Consumable Fuels 1.5%
Anadarko Finance Co., Series B, 7.50%, 05/01/31	207,000	285,185
Anadarko Petroleum Corp. 5.95%, 09/15/16	200,000	230,474
6.38%, 09/15/17	100,000	119,860
6.45%, 09/15/36	269,000	342,878
Apache Corp. 7.63%, 07/01/19	41,000	53,384
3.63%, 02/01/21	500,000	546,177
4.75%, 04/15/43	250,000	263,968
Apache Finance Canada Corp., 4.38%, 05/15/15	238,000	255,833
BP Capital Markets America, Inc., 4.20%, 06/15/18	103,000	113,059
BP Capital Markets PLC 3.88%, 03/10/15	700,000	741,783
3.20%, 03/11/16	300,000	320,338
4.50%, 10/01/20	100,000	115,980
3.56%, 11/01/21	250,000	271,081
Canadian Natural Resources Ltd., 6.25%, 03/15/38	210,000	262,168
Cenovus Energy, Inc., 5.70%, 10/15/19	520,000	630,107
Chevron Corp., 2.36%, 12/05/22	250,000	251,279
ConocoPhillips 4.60%, 01/15/15	450,000	480,720
5.90%, 10/15/32	123,000	157,851

22

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
6.50%, 02/01/39	$550,000	$762,843
Devon Energy Corp. 3.25%, 05/15/22	500,000	513,210
7.95%, 04/15/32	250,000	355,077
Ensco PLC, 4.70%, 03/15/21	300,000	340,777
EOG Resources, Inc. 5.63%, 06/01/19	130,000	159,069
4.10%, 02/01/21	200,000	227,755
EQT Corp., 4.88%, 11/15/21	250,000	271,227
Hess Corp. 7.30%, 08/15/31	196,000	252,309
5.60%, 02/15/41	200,000	220,078
Husky Energy, Inc., 3.95%, 04/15/22	200,000	216,855
Marathon Oil Corp. 2.80%, 11/01/22	250,000	249,893
6.80%, 03/15/32	82,000	106,027
Marathon Petroleum Corp., 5.13%, 03/01/21	300,000	356,010
Murphy Oil Corp., 5.13%, 12/01/42	250,000	241,612
Nabors Industries, Inc., 5.00%, 09/15/20	300,000	324,831
Noble Energy, Inc. 4.15%, 12/15/21	100,000	111,934
6.00%, 03/01/41	150,000	187,953
Noble Holding International Ltd., 5.25%, 03/15/42	100,000	102,219
Occidental Petroleum Corp., 3.13%, 02/15/22	400,000	424,623
Pemex Project Funding Master Trust, 6.63%, 06/15/35	501,000	627,006
Petrobras International Finance Co. 3.88%, 01/27/16	500,000	524,861
5.75%, 01/20/20	730,000	823,514
5.38%, 01/27/21	750,000	829,017
Petrohawk Energy Corp., 7.25%, 08/15/18	200,000	222,250
Petroleos Mexicanos 5.50%, 01/21/21	325,000	381,909
3.50%, 01/30/23 (b)	500,000	508,054
5.50%, 06/27/44	250,000	271,868
Phillips 66, 5.88%, 05/01/42	$254,000	$313,022
Pioneer Natural Resources Co., 3.95%, 07/15/22	50,000	53,315
Pride International, Inc., 8.50%, 06/15/19	100,000	133,011
Shell International Finance BV 1.13%, 08/21/17	500,000	505,525
6.38%, 12/15/38	400,000	567,535

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Southwestern Energy Co., 4.10%, 03/15/22	$150,000	$161,485
Statoil ASA, 3.13%, 08/17/17	250,000	272,108
Total Capital International SA, 2.88%, 02/17/22	500,000	523,761
Total Capital SA, 2.30%, 03/15/16	250,000	261,158
Transocean, Inc. 2.50%, 10/15/17	500,000	509,037
6.38%, 12/15/21	150,000	179,304
7.50%, 04/15/31	123,000	150,163
Valero Energy Corp. 7.50%, 04/15/32	82,000	108,954
6.63%, 06/15/37	220,000	276,914

		19,070,198

Paper & Forest Products 0.1%
Domtar Corp., 10.75%, 06/01/17	50,000	64,402
Georgia-Pacific LLC, 8.88%, 05/15/31	200,000	305,582
International Paper Co. 5.30%, 04/01/15	144,000	155,665
9.38%, 05/15/19	515,000	713,095

		1,238,744

Personal Products 0.1%
Avon Products, Inc., 4.60%, 03/15/20	250,000	269,095
Colgate-Palmolive Co., 2.45%, 11/15/21	100,000	103,632
Procter & Gamble Co. (The) 1.80%, 11/15/15	250,000	258,433
4.85%, 12/15/15	123,000	136,826
5.80%, 08/15/34	205,000	273,777

		1,041,763

Pharmaceuticals 1.0%
Abbott Laboratories, 4.13%, 05/27/20	500,000	574,836
AbbVie, Inc. 2.00%, 11/06/18 (b)	500,000	510,170
2.90%, 11/06/22 (b)	500,000	510,228
4.40%, 11/06/42 (b)	75,000	78,806
Allergan, Inc., 1.35%, 03/15/18	300,000	303,078
AstraZeneca PLC 5.40%, 06/01/14	155,000	163,397
5.90%, 09/15/17	300,000	361,045
1.95%, 09/18/19	250,000	254,407
6.45%, 09/15/37	140,000	187,702

23

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Pharmaceuticals (continued)
Bristol-Myers Squibb Co., 2.00%, 08/01/22	$600,000	$578,979
Eli Lilly & Co. 5.20%, 03/15/17	300,000	348,133
7.13%, 06/01/25	82,000	116,826
GlaxoSmithKline Capital PLC 1.50%, 05/08/17	250,000	255,377
2.85%, 05/08/22	250,000	259,582
GlaxoSmithKline Capital, Inc. 5.65%, 05/15/18	440,000	534,573
5.38%, 04/15/34	139,000	168,119
4.20%, 03/18/43	200,000	210,820
Johnson & Johnson 1.20%, 05/15/14	400,000	403,923
2.95%, 09/01/20	100,000	108,396
4.95%, 05/15/33	287,000	356,399
Merck & Co., Inc. 4.75%, 03/01/15	396,000	427,041
1.10%, 01/31/18	500,000	504,557
6.40%, 03/01/28	51,000	69,526
5.95%, 12/01/28	113,000	148,995
3.60%, 09/15/42	300,000	294,545
Novartis Securities Investment Ltd., 5.13%, 02/10/19	330,000	395,213
Pfizer, Inc. 5.35%, 03/15/15	550,000	598,427
4.65%, 03/01/18	185,000	215,675
7.20%, 03/15/39	375,000	563,102
Pharmacia Corp., 6.60%, 12/01/28	123,000	171,112
Sanofi 2.63%, 03/29/16	250,000	263,566
1.25%, 04/10/18	250,000	251,045
Teva Pharmaceutical Finance Co. BV, Series 2, 3.65%, 11/10/21	69,000	74,586
Teva Pharmaceutical Finance Co. LLC, 6.15%, 02/01/36	98,000	129,060
Teva Pharmaceutical Finance IV BV, 3.65%, 11/10/21	181,000	195,797
Watson Pharmaceuticals, Inc., 3.25%, 10/01/22	100,000	99,555
Wyeth LLC 5.50%, 02/15/16	241,000	274,020
6.50%, 02/01/34	144,000	199,396
Zoetis, Inc. 1.88%, 02/01/18 (b)	500,000	506,881
3.25%, 02/01/23 (b)	50,000	51,496

		11,718,391

Real Estate Investment Trusts (REITs) 0.5%
American Tower REIT, Inc., 5.05%, 09/01/20	400,000	454,267

Corporate Bonds (continued)

	Principal Amount	Market Value

Real Estate Investment Trusts (REITs) (continued)
Boston Properties LP 5.00%, 06/01/15	$360,000	$390,709
5.63%, 11/15/20	350,000	421,605
Camden Property Trust, 5.00%, 06/15/15	103,000	111,337
Digital Realty Trust LP, 5.25%, 03/15/21	250,000	284,915
Duke Realty LP, 3.88%, 10/15/22	250,000	260,447
ERP Operating LP 5.25%, 09/15/14	278,000	295,723
5.38%, 08/01/16	205,000	232,826
HCP, Inc. 6.00%, 01/30/17	328,000	380,299
3.75%, 02/01/19	500,000	542,646
Health Care REIT, Inc. 4.13%, 04/01/19	400,000	440,762
5.25%, 01/15/22	300,000	349,211
Healthcare Realty Trust, Inc., 3.75%, 04/15/23	250,000	254,672
Host Hotels & Resorts LP, Series D, 3.75%, 10/15/23	350,000	355,593
Kilroy Realty LP, 4.80%, 07/15/18	200,000	224,340
ProLogis LP, 6.63%, 05/15/18	400,000	485,114
Simon Property Group LP 5.10%, 06/15/15	294,000	320,940
6.10%, 05/01/16	287,000	327,568
4.75%, 03/15/42	250,000	273,667
UDR, Inc., 4.25%, 06/01/18	100,000	111,053
Ventas Realty LP/Ventas Capital Corp. 4.75%, 06/01/21	100,000	112,201
4.25%, 03/01/22	350,000	383,552
Weyerhaeuser Co., 7.38%, 03/15/32	100,000	136,571

		7,150,018

Road & Rail 0.4%
Burlington Northern Santa Fe LLC 3.05%, 09/01/22	200,000	206,985
3.00%, 03/15/23	250,000	256,123
7.95%, 08/15/30	144,000	204,927
5.05%, 03/01/41	350,000	394,067
CSX Corp. 7.38%, 02/01/19	305,000	390,621
3.70%, 10/30/20	200,000	220,251
5.50%, 04/15/41	100,000	118,459
FedEx Corp., 3.88%, 08/01/42	50,000	48,657
Norfolk Southern Corp. 2.90%, 02/15/23 (b)	92,000	93,395

24

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Road & Rail (continued)
5.59%, 05/17/25	$59,000	$72,630
4.84%, 10/01/41	15,000	16,705
6.00%, 05/23/11	250,000	319,622
Ryder System, Inc., 2.50%, 03/01/18	250,000	257,205
Union Pacific Corp. 2.75%, 04/15/23	400,000	409,275
6.25%, 05/01/34	164,000	216,031
United Parcel Service of America, Inc. 8.38%, 04/01/20	82,000	114,200
8.37%, 04/01/30 (d)	123,000	184,022
United Parcel Service, Inc., 6.20%, 01/15/38	205,000	281,658

		3,804,833

Semiconductors & Semiconductor Equipment 0.2%
Applied Materials, Inc., 4.30%, 06/15/21	300,000	336,742
Broadcom Corp., 2.70%, 11/01/18	100,000	106,838
Intel Corp. 2.70%, 12/15/22	500,000	498,514
4.80%, 10/01/41	200,000	216,585
Maxim Integrated Products, Inc., 3.38%, 03/15/23	250,000	254,837
Texas Instruments, Inc., 1.38%, 05/15/14	150,000	151,695

		1,565,211

Software 0.3%
Microsoft Corp. 2.95%, 06/01/14	300,000	308,715
3.00%, 10/01/20	350,000	377,119
4.50%, 10/01/40	200,000	223,638
Oracle Corp. 3.75%, 07/08/14	905,000	941,116
5.25%, 01/15/16	48,000	53,977
1.20%, 10/15/17	350,000	353,152
5.00%, 07/08/19	100,000	119,329
5.38%, 07/15/40	500,000	603,724

		2,980,770

Sovereign 0.1%
Export Development Canada, 1.50%, 05/15/14 (c)	400,000	405,985
Japan Finance Corp. 2.88%, 02/02/15	300,000	312,753
2.50%, 05/18/16	200,000	211,910
2.25%, 07/13/16 (c)	200,000	210,414
1.13%, 07/19/17	350,000	353,789

		1,494,851

Corporate Bonds (continued)

	Principal Amount	Market Value

Specialty Retail 0.2%
AutoZone, Inc., 4.00%, 11/15/20	$200,000	$217,684
Gap, Inc. (The), 5.95%, 04/12/21	100,000	117,375
Home Depot, Inc. (The) 5.40%, 03/01/16	410,000	464,620
2.70%, 04/01/23	250,000	254,470
5.88%, 12/16/36	230,000	297,082
5.95%, 04/01/41	100,000	132,567
Lowe’s Cos., Inc. 6.50%, 03/15/29	164,000	208,860
5.80%, 10/15/36	230,000	283,691

		1,976,349

Textiles, Apparel & Luxury Goods 0.0%†
Cintas Corp. No. 2, 4.30%, 06/01/21	100,000	111,348
VF Corp., 3.50%, 09/01/21	200,000	215,961

		327,309

Tobacco 0.2%
Altria Group, Inc. 9.70%, 11/10/18	203,000	284,393
9.25%, 08/06/19	136,000	190,187
2.85%, 08/09/22	250,000	248,479
10.20%, 02/06/39	120,000	204,310
4.25%, 08/09/42	350,000	337,373
Lorillard Tobacco Co., 3.50%, 08/04/16	500,000	530,502
Philip Morris International, Inc. 5.65%, 05/16/18	300,000	362,558
6.38%, 05/16/38	400,000	532,314
Reynolds American, Inc., 4.75%, 11/01/42	300,000	299,437

		2,989,553

Wireless Telecommunication Services 0.3%
America Movil SAB de CV 5.75%, 01/15/15	155,000	167,448
5.00%, 03/30/20	1,000,000	1,153,452
6.38%, 03/01/35	123,000	153,969
Cellco Partnership/Verizon Wireless Capital LLC, 8.50%, 11/15/18	500,000	669,352
Rogers Communications, Inc., 3.00%, 03/15/23	250,000	255,468
Vodafone Group PLC 4.15%, 06/10/14	530,000	550,952
2.88%, 03/16/16	200,000	210,849
1.63%, 03/20/17	400,000	405,319
2.95%, 02/19/23	500,000	500,616

25

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Wireless Telecommunication Services (continued)
7.88%, 02/15/30	$144,000	$207,224
6.15%, 02/27/37	75,000	92,563

		4,367,212

Total Corporate Bonds (cost $262,182,906)		287,534,930

Municipal Bonds 1.0%
California 0.3%
Bay Area Toll Authority, 6.26%, 04/01/49	250,000	352,460
East Bay Municipal Utility District, 5.87%, 06/01/40	500,000	672,360
Los Angeles Community College District, 6.75%, 08/01/49	200,000	296,018
Los Angeles Department of Water & Power, 6.57%, 07/01/45	210,000	306,823
Los Angeles Unified School District, 6.76%, 07/01/34	250,000	347,823
Metropolitan Water District of Southern California, 6.95%, 07/01/40	500,000	624,235
San Diego County Water Authority, Series B, 6.14%, 05/01/49	125,000	170,604
Santa Clara Valley Transportation Authority, 5.88%, 04/01/32	200,000	249,540
State of California 5.45%, 04/01/15	300,000	327,483
7.50%, 04/01/34	300,000	432,090
7.55%, 04/01/39	775,000	1,163,027

		4,942,463

Colorado 0.0%†
Denver City & County School District No. 1, 4.24%, 12/15/37	50,000	50,626

Connecticut 0.0%†
State of Connecticut, Series D, 5.09%, 10/01/30	200,000	237,164

Georgia 0.0%†
Municipal Electric Authority of Georgia, 6.66%, 04/01/57	250,000	298,938

Illinois 0.2%
State of Illinois 5.88%, 03/01/19	100,000	115,217
5.10%, 06/01/33	1,185,000	1,198,093

		1,313,310

Municipal Bonds (continued)

	Principal Amount	Market Value

Massachusetts 0.0%†
Commonwealth of Massachusetts, 5.73%, 06/01/40	$150,000	$200,268

New Jersey 0.2%
New Jersey Economic Development Authority, Series A, 7.43%, 02/15/29	250,000	331,370
New Jersey State Turnpike Authority, Revenue Bonds, Series F, 7.41%, 01/01/40	715,000	1,086,142
Rutgers-State University of New Jersey, Series H, 5.67%, 05/01/40	250,000	318,323

		1,735,835

New York 0.3%
City of New York, 5.85%, 06/01/40	520,000	690,165
Metropolitan Transportation Authority, Series C, 7.34%, 11/15/39	540,000	821,048
New York City Municipal Water Finance Authority, 5.79%, 06/15/41	500,000	588,870
Port Authority of New York & New Jersey, 6.04%, 12/01/29	460,000	609,500

		2,709,583

Ohio 0.0%†
Northeast Regional Sewer District, 6.04%, 11/15/40	200,000	237,616

Pennsylvania 0.0%†
Commonwealth of Pennsylvania, Series B, 4.65%, 02/15/26	200,000	238,356

Texas 0.0%†
Texas Transportation Commission, Series B, 5.18%, 04/01/30	100,000	125,535

Total Municipal Bonds (cost $9,442,214)		12,089,694

Sovereign Bonds 2.6%
BRAZIL 0.6%
Brazilian Government International Bond 10.50%, 07/14/14	750,000	836,768

26

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Bond Index Fund (Continued)

Sovereign Bonds (continued)

	Principal Amount	Market Value

BRAZIL (continued)
4.88%, 01/22/21	$750,000	$890,715
7.13%, 01/20/37	1,095,000	1,597,208

		3,324,691

CANADA 0.3%
Canada Government International Bond, 2.38%, 09/10/14	240,000	247,110
Province of Nova Scotia Canada, 5.13%, 01/26/17	115,000	133,456
Province of Ontario Canada 4.10%, 06/16/14	1,845,000	1,923,684
4.50%, 02/03/15	463,000	496,161
4.75%, 01/19/16(c)	205,000	228,087
2.30%, 05/10/16	400,000	420,213
Province of Quebec Canada 4.60%, 05/26/15	246,000	267,166
7.50%, 09/15/29	402,000	609,018

		4,324,895

COLOMBIA 0.1%
Colombia Government International Bond 7.38%, 03/18/19	600,000	780,000
4.38%, 07/12/21	250,000	285,625
7.38%, 09/18/37	250,000	378,125

		1,443,750

ISRAEL 0.0%†
Israel Government International Bond, 3.15%, 06/30/23	500,000	503,145

ITALY 0.1%
Italy Government International Bond 4.50%, 01/21/15(c)	652,000	680,949
4.75%, 01/25/16	287,000	304,220
6.88%, 09/27/23	174,000	207,791
5.38%, 06/15/33	384,000	410,496

		1,603,456

MEXICO 0.2%
Mexico Government International Bond 5.63%, 01/15/17	250,000	287,907
5.13%, 01/15/20	500,000	595,887
3.63%, 03/15/22(c)	1,000,000	1,092,425
6.75%, 09/27/34	373,000	519,682
4.75%, 03/08/44	350,000	387,891
5.75%, 10/12/10	200,000	233,619

		3,117,411

Sovereign Bonds (continued)

	Principal Amount	Market Value

PANAMA 0.0%†
Panama Government International Bond 5.20%, 01/30/20	$500,000	$592,600
6.70%, 01/26/36(c)	250,000	346,505

		939,105

PERU 0.2%
Peru Government International Bond, 7.13%, 03/30/19	1,370,000	1,774,149

POLAND 0.0%†
Poland Government International Bond 5.00%, 10/19/15	156,000	170,945
6.38%, 07/15/19	250,000	309,750
5.13%, 04/21/21	125,000	146,888
5.00%, 03/23/22	450,000	525,381

		1,152,964

SOUTH AFRICA 0.0%†
South Africa Government International Bond 6.50%, 06/02/14	144,000	152,136
4.67%, 01/17/24(c)	250,000	278,125
6.25%, 03/08/41	100,000	129,250

		559,511

SOUTH KOREA 0.0%†
Republic of Korea, 5.63%, 11/03/25	200,000	256,678

SUPRANATIONAL 1.1%
African Development Bank, 2.50%, 03/15/16	250,000	264,445
Asian Development Bank, 2.63%, 02/09/15	2,265,000	2,353,162
Council Of Europe Development Bank 1.50%, 01/15/15	200,000	204,028
1.00%, 03/07/18	300,000	299,446
European Bank for Reconstruction & Development, 2.50%, 03/15/16	350,000	370,841
European Investment Bank 4.63%, 05/15/14	630,000	658,350
3.13%, 06/04/14	200,000	206,074
4.63%, 10/20/15	1,675,000	1,845,666
0.63%, 04/15/16	500,000	502,437
2.50%, 05/16/16	700,000	741,947
5.13%, 09/13/16	250,000	287,327
1.25%, 10/14/16	250,000	255,549
5.13%, 05/30/17	500,000	586,766
1.13%, 09/15/17	1,000,000	1,013,091
4.00%, 02/16/21(c)	350,000	408,881
Inter-American Development Bank 5.13%, 09/13/16	65,000	74,846

27

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Bond Index Fund (Continued)

Sovereign Bonds (continued)

	Principal Amount	Market Value

SUPRANATIONAL (continued)
1.75%, 08/24/18(c)	$500,000	$518,307
International Bank for Reconstruction & Development 1.13%, 08/25/14	900,000	909,574
7.63%, 01/19/23	677,000	1,020,335
International Finance Corp. 2.25%, 04/11/16	250,000	263,470
1.13%, 11/23/16	550,000	561,435

		13,345,977

Total Sovereign Bonds (cost $29,801,344)		32,345,732

U.S. Government Mortgage Backed Agencies 30.5%
Federal Home Loan Mortgage Corp. Gold Pool
Pool# E72896 7.00%, 10/01/13	488	492
Pool# E00677 6.00%, 06/01/14	4,511	4,618
Pool# E00802 7.50%, 02/01/15	4,419	4,625
Pool# G11001 6.50%, 03/01/15	1,765	1,816
Pool# G11003 7.50%, 04/01/15	205	214
Pool# G11164 7.00%, 05/01/15	714	741
Pool# E81396 7.00%, 10/01/15	154	162
Pool# E81394 7.50%, 10/01/15	1,805	1,893
Pool# E84097 6.50%, 12/01/15	1,042	1,099
Pool# E00938 7.00%, 01/01/16	2,198	2,323
Pool# E82132 7.00%, 01/01/16	428	451
Pool# E82815 6.00%, 03/01/16	795	842
Pool# E83231 6.00%, 04/01/16	517	545
Pool# E83233 6.00%, 04/01/16	1,062	1,119
Pool# G11972 6.00%, 04/01/16	27,528	28,969
Pool# E00975 6.00%, 05/01/16	6,571	6,945
Pool# E83355 6.00%, 05/01/16	1,519	1,599
Pool# E83636 6.00%, 05/01/16	3,172	3,352

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# E83933 6.50%, 05/01/16	$161	$172
Pool# E00985 6.00%, 06/01/16	3,816	4,038
Pool# E00987 6.50%, 06/01/16	3,760	4,002
Pool# E84236 6.50%, 06/01/16	968	1,032
Pool# E00996 6.50%, 07/01/16	491	523
Pool# E84912 6.50%, 08/01/16	3,998	4,282
Pool# E85117 6.50%, 08/01/16	1,405	1,501
Pool# E85387 6.00%, 09/01/16	2,362	2,447
Pool# E85800 6.50%, 10/01/16	1,298	1,388
Pool# E86183 6.00%, 11/01/16	593	630
Pool# E01083 7.00%, 11/01/16	1,317	1,414
Pool# G11207 7.00%, 11/01/16	2,505	2,664
Pool# E86746 5.50%, 12/01/16	7,797	8,303
Pool# E86533 6.00%, 12/01/16	1,518	1,615
Pool# E01095 6.00%, 01/01/17	1,912	2,042
Pool# E87584 6.00%, 01/01/17	1,347	1,437
Pool# E86995 6.50%, 01/01/17	3,376	3,610
Pool# E87291 6.50%, 01/01/17	7,428	7,955
Pool# E87446 6.50%, 01/01/17	1,110	1,192
Pool# E88076 6.00%, 02/01/17	2,272	2,423
Pool# E01127 6.50%, 02/01/17	3,053	3,284
Pool# E88055 6.50%, 02/01/17	12,559	13,545
Pool# E88106 6.50%, 02/01/17	5,667	6,127
Pool# E01137 6.00%, 03/01/17	2,908	3,110
Pool# E88134 6.00%, 03/01/17	613	657
Pool# E88474 6.00%, 03/01/17	2,361	2,518
Pool# E88768 6.00%, 03/01/17	2,847	3,017

28

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# E01138 6.50%, 03/01/17	$1,936	$2,085
Pool# E01139 6.00%, 04/01/17	13,592	14,551
Pool# E88729 6.00%, 04/01/17	2,423	2,603
Pool# E89149 6.00%, 04/01/17	2,572	2,750
Pool# E89151 6.00%, 04/01/17	2,348	2,520
Pool# E89217 6.00%, 04/01/17	2,823	3,026
Pool# E89222 6.00%, 04/01/17	11,321	12,044
Pool# E89347 6.00%, 04/01/17	990	1,060
Pool# E89496 6.00%, 04/01/17	1,579	1,694
Pool# E89203 6.50%, 04/01/17	1,948	2,104
Pool# E01140 6.00%, 05/01/17	11,731	12,559
Pool# E89530 6.00%, 05/01/17	7,593	8,119
Pool# E89746 6.00%, 05/01/17	19,186	20,540
Pool# E89788 6.00%, 05/01/17	2,119	2,277
Pool# E89909 6.00%, 05/01/17	2,255	2,420
Pool# G11409 6.00%, 05/01/17	17,162	18,328
Pool# E01156 6.50%, 05/01/17	5,131	5,540
Pool# E89924 6.50%, 05/01/17	9,695	10,529
Pool# B15071 6.00%, 06/01/17	34,423	36,851
Pool# E01157 6.00%, 06/01/17	8,970	9,626
Pool# E90194 6.00%, 06/01/17	1,849	1,982
Pool# E90227 6.00%, 06/01/17	1,686	1,810
Pool# E90313 6.00%, 06/01/17	908	974
Pool# E90591 5.50%, 07/01/17	7,508	8,016
Pool# E90594 6.00%, 07/01/17	8,017	8,613
Pool# E90645 6.00%, 07/01/17	8,322	8,951
Pool# E90667 6.00%, 07/01/17	2,498	2,675

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# E01186 5.50%, 08/01/17	$25,868	$27,749
Pool# E01205 6.50%, 08/01/17	3,545	3,836
Pool# G11295 5.50%, 09/01/17	15,794	16,882
Pool# G11458 6.00%, 09/01/17	2,224	2,354
Pool# G11434 6.50%, 01/01/18	5,295	5,710
Pool# E01311 5.50%, 02/01/18	303,431	326,479
Pool# G11399 5.50%, 04/01/18	19,670	21,026
Pool# B10210 5.50%, 10/01/18	64,352	69,519
Pool# B10653 5.50%, 11/01/18	42,753	46,208
Pool# B11548 5.50%, 12/01/18	32,917	35,638
Pool# G11531 5.50%, 02/01/19	14,888	16,119
Pool# B12908 5.50%, 03/01/19	6,628	7,184
Pool# E01604 5.50%, 03/01/19	29,875	32,339
Pool# B13430 5.50%, 04/01/19	26,503	28,603
Pool# B13600 5.50%, 04/01/19	25,088	27,163
Pool# B15396 5.50%, 06/01/19	22,577	24,475
Pool# G18007 6.00%, 07/01/19	15,233	16,748
Pool# G18006 5.50%, 08/01/19	23,169	25,116
Pool# B16087 6.00%, 08/01/19	39,937	44,097
Pool# G18022 5.50%, 11/01/19	54,070	58,659
Pool# B14288 5.50%, 12/01/19	12,385	13,454
Pool# B18437 5.50%, 05/01/20	18,000	19,561
Pool# G18062 6.00%, 06/01/20	26,226	29,128
Pool# J02325 5.50%, 07/01/20	28,403	30,820
Pool# J00935 5.00%, 12/01/20	14,180	15,343
Pool# J00854 5.00%, 01/01/21	134,116	143,325

29

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# J00871 5.00%, 01/01/21	$58,257	$62,385
Pool# G18096 5.50%, 01/01/21	14,504	15,671
Pool# J00855 5.50%, 01/01/21	40,816	43,974
Pool# J01279 5.50%, 02/01/21	16,125	17,424
Pool# J01570 5.50%, 04/01/21	14,365	15,522
Pool# J01633 5.50%, 04/01/21	64,903	70,128
Pool# J01757 5.00%, 05/01/21	56,874	60,904
Pool# J01771 5.00%, 05/01/21	15,701	16,977
Pool# J01879 5.00%, 05/01/21	11,076	11,968
Pool# J06015 5.00%, 05/01/21	49,657	53,129
Pool# J05950 5.50%, 05/01/21	147,267	158,663
Pool# G18122 5.00%, 06/01/21	31,825	34,080
Pool# G18123 5.50%, 06/01/21	37,446	40,344
Pool# J01980 6.00%, 06/01/21	17,430	18,263
Pool# J03074 5.00%, 07/01/21	24,305	26,027
Pool# J03028 5.50%, 07/01/21	14,391	15,504
Pool# G12245 6.00%, 07/01/21	21,587	24,037
Pool# G12310 5.50%, 08/01/21	11,467	12,354
Pool# G12348 6.00%, 08/01/21	31,923	35,615
Pool# G12412 5.50%, 11/01/21	16,070	17,313
Pool# J09912 4.00%, 06/01/24	3,140,746	3,331,277
Pool# C00351 8.00%, 07/01/24	748	878
Pool# D60780 8.00%, 06/01/25	2,236	2,642
Pool# G30267 5.00%, 08/01/25	608,053	652,516
Pool# J13883 3.50%, 12/01/25	1,418,240	1,511,976
Pool# E02896 3.50%, 05/01/26	1,174,128	1,246,594

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# J18127 3.00%, 03/01/27	$536,851	$566,335
Pool# J18702 3.00%, 03/01/27	632,428	667,163
Pool# J19106 3.00%, 05/01/27	220,478	233,483
Pool# J20471 3.00%, 09/01/27	1,023,071	1,079,900
Pool# D82854 7.00%, 10/01/27	1,904	2,222
Pool# G14609 3.00%, 11/01/27	1,283,224	1,354,503
Pool# C00566 7.50%, 12/01/27	2,675	3,122
Pool# C00678 7.00%, 11/01/28	3,359	3,938
Pool# C18271 7.00%, 11/01/28	2,449	2,878
Pool# C00836 7.00%, 07/01/29	1,572	1,845
Pool# C31282 7.00%, 09/01/29	252	294
Pool# C31285 7.00%, 09/01/29	3,687	4,327
Pool# A18212 7.00%, 11/01/29	36,909	43,287
Pool# C32914 8.00%, 11/01/29	2,596	3,080
Pool# C37436 8.00%, 01/01/30	3,014	3,567
Pool# C36306 7.00%, 02/01/30	598	706
Pool# C36429 7.00%, 02/01/30	590	698
Pool# C00921 7.50%, 02/01/30	2,605	3,057
Pool# G01108 7.00%, 04/01/30	1,238	1,459
Pool# C37703 7.50%, 04/01/30	1,698	1,994
Pool# C41561 8.00%, 08/01/30	1,751	1,979
Pool# C01051 8.00%, 09/01/30	5,015	5,948
Pool# C43550 7.00%, 10/01/30	3,719	4,401
Pool# C44017 7.50%, 10/01/30	649	698
Pool# C43967 8.00%, 10/01/30	31,050	36,726
Pool# C44957 8.00%, 11/01/30	3,670	4,354
Pool# C01106 7.00%, 12/01/30	20,574	24,305

30

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# C01103 7.50%, 12/01/30	$1,956	$2,299
Pool# C01116 7.50%, 01/01/31	2,069	2,434
Pool# C46932 7.50%, 01/01/31	1,981	2,329
Pool# C47287 7.50%, 02/01/31	3,281	3,854
Pool# C48851 7.00%, 03/01/31	1,966	2,330
Pool# G01217 7.00%, 03/01/31	19,366	22,906
Pool# C48206 7.50%, 03/01/31	1,575	1,700
Pool# C91366 4.50%, 04/01/31	419,977	455,839
Pool# C91377 4.50%, 06/01/31	239,487	259,937
Pool# C53324 7.00%, 06/01/31	2,865	3,379
Pool# C01209 8.00%, 06/01/31	1,233	1,464
Pool# C54792 7.00%, 07/01/31	16,079	19,003
Pool# C55071 7.50%, 07/01/31	558	658
Pool# G01309 7.00%, 08/01/31	3,549	4,195
Pool# C01222 7.00%, 09/01/31	3,099	3,662
Pool# G01311 7.00%, 09/01/31	25,045	29,593
Pool# G01315 7.00%, 09/01/31	941	1,111
Pool# C58647 7.00%, 10/01/31	930	1,100
Pool# C58694 7.00%, 10/01/31	7,231	8,569
Pool# C60012 7.00%, 11/01/31	1,546	1,823
Pool# C61298 8.00%, 11/01/31	2,346	2,652
Pool# C61105 7.00%, 12/01/31	5,042	5,967
Pool# C01305 7.50%, 12/01/31	2,835	3,341
Pool# C62218 7.00%, 01/01/32	2,446	2,886
Pool# C63171 7.00%, 01/01/32	10,497	12,445
Pool# C64121 7.50%, 02/01/32	3,591	3,989

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# C01345 7.00%, 04/01/32	$14,838	$16,964
Pool# C66744 7.00%, 04/01/32	887	1,015
Pool# G01391 7.00%, 04/01/32	43,796	51,785
Pool# C65717 7.50%, 04/01/32	3,675	4,343
Pool# C01370 8.00%, 04/01/32	3,757	4,474
Pool# C66916 7.00%, 05/01/32	15,443	18,333
Pool# C67235 7.00%, 05/01/32	20,802	24,595
Pool# C01381 8.00%, 05/01/32	18,382	21,893
Pool# C68290 7.00%, 06/01/32	4,883	5,594
Pool# C68300 7.00%, 06/01/32	24,537	28,037
Pool# G01449 7.00%, 07/01/32	28,995	34,262
Pool# C68988 7.50%, 07/01/32	2,820	3,039
Pool# C69908 7.00%, 08/01/32	22,480	26,601
Pool# C70211 7.00%, 08/01/32	10,928	12,956
Pool# C91558 3.50%, 09/01/32	341,411	364,510
Pool# C71089 7.50%, 09/01/32	4,169	4,926
Pool# G01536 7.00%, 03/01/33	26,796	31,738
Pool# A16419 6.50%, 11/01/33	19,150	22,016
Pool# A16522 6.50%, 12/01/33	114,223	131,319
Pool# A17177 6.50%, 12/01/33	5,235	5,574
Pool# C01806 7.00%, 01/01/34	10,515	12,453
Pool# A21356 6.50%, 04/01/34	61,375	70,301
Pool# C01851 6.50%, 04/01/34	59,778	68,446
Pool# A22067 6.50%, 05/01/34	93,673	107,254
Pool# A24301 6.50%, 05/01/34	84,319	96,626
Pool# A24988 6.50%, 07/01/34	28,329	32,283

31

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# G01741 6.50%, 10/01/34	$34,128	$39,421
Pool# G08023 6.50%, 11/01/34	63,133	72,029
Pool# A33137 6.50%, 01/01/35	23,919	27,317
Pool# A31989 6.50%, 04/01/35	15,348	17,454
Pool# G08064 6.50%, 04/01/35	46,209	52,509
Pool# G01947 7.00%, 05/01/35	36,112	42,774
Pool# G01837 5.00%, 07/01/35	2,933,508	3,164,522
Pool# A37135 5.50%, 09/01/35	665,057	721,743
Pool# A38255 5.50%, 10/01/35	471,031	511,180
Pool# A38531 5.50%, 10/01/35	813,455	881,773
Pool# G08088 6.50%, 10/01/35	271,776	307,374
Pool# A39759 5.50%, 11/01/35	40,767	44,191
Pool# A40376 5.50%, 12/01/35	43,087	46,706
Pool# A42305 5.50%, 01/01/36	108,050	117,124
Pool# A41548 7.00%, 01/01/36	49,272	57,609
Pool# G08111 5.50%, 02/01/36	804,650	872,228
Pool# A48303 7.00%, 02/01/36	9,146	10,700
Pool# A43452 5.50%, 03/01/36	34,443	37,335
Pool# A43861 5.50%, 03/01/36	390,108	422,871
Pool# A43884 5.50%, 03/01/36	654,527	710,622
Pool# A43885 5.50%, 03/01/36	627,971	681,790
Pool# A43886 5.50%, 03/01/36	961,523	1,043,928
Pool# A48378 5.50%, 03/01/36	491,319	533,426
Pool# G08116 5.50%, 03/01/36	150,079	162,683
Pool# A43534 6.50%, 03/01/36	36,918	41,521
Pool# G02198 4.50%, 05/01/36	563,313	603,757

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# A48735 5.50%, 05/01/36	$60,352	$65,308
Pool# G08136 6.50%, 06/01/36	42,688	47,866
Pool# A49960 7.00%, 06/01/36	2,386	2,775
Pool# G02390 6.00%, 09/01/36	389,965	425,777
Pool# A53039 6.50%, 10/01/36	134,340	150,311
Pool# A53219 6.50%, 10/01/36	40,443	45,191
Pool# G05254 5.00%, 01/01/37	298,977	322,148
Pool# G04331 5.00%, 02/01/37	249,547	268,886
Pool# A57803 6.50%, 02/01/37	111,696	124,743
Pool# A64982 6.50%, 08/01/37	72,332	80,724
Pool# A66192 6.50%, 09/01/37	147,386	164,486
Pool# A72132 6.50%, 01/01/38	99,224	110,674
Pool# G04251 6.50%, 04/01/38	31,038	34,620
Pool# G05299 4.50%, 06/01/38	896,247	960,595
Pool# G04473 5.50%, 06/01/38	2,190,649	2,364,361
Pool# A79540 6.50%, 07/01/38	22,980	25,617
Pool# G04569 6.50%, 08/01/38	29,914	33,384
Pool# A81341 6.00%, 09/01/38	3,155,075	3,438,909
Pool# A81998 6.50%, 09/01/38	23,223	25,888
Pool# A82297 6.50%, 10/01/38	83,932	93,460
Pool# A83464 6.50%, 11/01/38	50,163	55,858
Pool# G05232 6.50%, 12/01/38	142,072	158,199
Pool# A84168 6.50%, 01/01/39	14,720	16,391
Pool# A84252 6.50%, 01/01/39	75,066	83,587
Pool# A84287 6.50%, 01/01/39	50,344	56,059
Pool# A84584 6.50%, 02/01/39	28,885	32,164

32

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# A85442 5.00%, 03/01/39	$2,293,616	$2,461,336
Pool# G05449 4.50%, 05/01/39	1,586,976	1,698,684
Pool# G05459 5.50%, 05/01/39	2,856,941	3,083,488
Pool# G05535 4.50%, 07/01/39	3,445,873	3,688,430
Pool# A88133 4.50%, 08/01/39	2,424,059	2,594,690
Pool# A87958 6.00%, 08/01/39	1,917,104	2,087,173
Pool# A89500 4.50%, 10/01/39	291,975	312,528
Pool# A91165 5.00%, 02/01/40	6,416,246	6,959,623
Pool# A91538 4.50%, 03/01/40	1,549,326	1,658,384
Pool# G05894 4.50%, 04/01/40	2,419,063	2,589,343
Pool# A93996 4.50%, 09/01/40	1,607,307	1,722,455
Pool# A95407 4.00%, 12/01/40	2,796,709	2,987,781
Pool# A96049 4.00%, 01/01/41	2,744,207	2,931,692
Pool# A96050 4.00%, 01/01/41	2,586,077	2,762,758
Pool# A96592 4.00%, 02/01/41	797,319	851,792
Pool# A97040 4.00%, 02/01/41	639,682	683,385
Pool# G06818 4.00%, 11/01/41	209,456	224,028
Pool# G06842 4.00%, 12/01/41	127,704	136,589
Pool# Q05783 4.00%, 01/01/42	360,973	386,086
Pool# Q08007 4.00%, 04/01/42	860,889	921,588
Pool# G07158 3.50%, 10/01/42	645,279	686,113
Pool# G07163 3.50%, 10/01/42	272,882	291,515
Pool# Q12051 3.50%, 10/01/42	396,274	421,351
Pool# C09020 3.50%, 11/01/42	3,895,848	4,142,382
Pool# G07264 3.50%, 12/01/42	668,505	710,809
Pool# Q14292 3.50%, 01/01/43	112,602	120,291

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal Home Loan Mortgage Corp. Gold Pool (continued)
Pool# Q14881 3.50%, 01/01/43	$132,429	$140,810
Pool# Q15774 3.00%, 02/01/43	1,905,834	1,986,757
Pool# Q15884 3.00%, 02/01/43	1,133,410	1,181,536
Pool# Q16915 3.00%, 04/01/43	998,546	1,042,037
Federal Home Loan Mortgage Corp. Gold Pool TBA
2.50%, 05/15/28	6,000,000	6,262,501
3.00%, 05/15/28	1,700,000	1,793,766
4.50%, 05/15/28	1,800,000	1,912,781
2.50%, 05/15/43	500,000	503,672
3.00%, 05/15/43	5,000,000	5,208,986
3.50%, 05/15/43	4,000,000	4,251,875
Federal Home Loan Mortgage Corp. Non Gold Pool
Pool# 1B8478 3.34%, 07/01/41 (a)	526,879	556,414
Pool# 2B0108 2.64%, 01/01/42 (a)	66,736	69,244
Federal National Mortgage Association Pool
Pool# 969977 5.00%, 05/01/23	1,295,117	1,393,415
Pool# 990972 6.00%, 09/01/23	59,638	66,779
Pool# 995517 5.50%, 01/01/24	693,064	743,717
Pool# AA2549 4.00%, 04/01/24	1,270,149	1,356,380
Pool# 935348 5.50%, 06/01/24	108,943	118,080
Pool# AC1374 4.00%, 08/01/24	398,021	430,889
Pool# AC1529 4.50%, 09/01/24	178,714	191,657
Pool# AD0244 4.50%, 10/01/24	135,088	144,872
Pool# AD4089 4.50%, 05/01/25	1,454,356	1,559,683
Pool# 890216 4.50%, 07/01/25	256,055	274,599
Pool# AB1609 4.00%, 10/01/25	681,496	727,763
Pool# AH1361 3.50%, 12/01/25	547,270	584,788
Pool# AH1518 3.50%, 12/01/25	383,306	407,068
Pool# AH2717 3.50%, 01/01/26	744,826	790,999
Pool# AE6384 4.00%, 01/01/26	65,421	69,862

33

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AH5616 3.50%, 02/01/26	$1,821,564	$1,934,487
Pool# AL0298 4.00%, 05/01/26	888,152	963,436
Pool# AJ4093 3.50%, 10/01/26	1,312,988	1,396,024
Pool# AB4277 3.00%, 01/01/27	2,239,684	2,364,966
Pool# AP4746 3.00%, 08/01/27	358,621	381,483
Pool# AP4640 3.00%, 09/01/27	185,322	197,078
Pool# AP7855 3.00%, 09/01/27	1,914,667	2,038,522
Pool# AB6886 3.00%, 11/01/27	184,939	196,960
Pool# AB6887 3.00%, 11/01/27	398,849	424,275
Pool# AQ3758 3.00%, 11/01/27	247,162	262,919
Pool# AQ4532 3.00%, 11/01/27	262,990	280,002
Pool# AQ5096 3.00%, 11/01/27	482,190	512,930
Pool# AQ7406 3.00%, 11/01/27	180,300	191,964
Pool# AQ2884 3.00%, 12/01/27	186,869	198,782
Pool# 930998 4.50%, 04/01/29	279,989	304,521
Pool# MA0243 5.00%, 11/01/29	93,331	101,519
Pool# MA0268 5.00%, 12/01/29	66,907	72,777
Pool# AB1038 5.00%, 05/01/30	83,743	91,352
Pool# AD5655 5.00%, 05/01/30	170,443	185,930
Pool# MA0443 5.00%, 05/01/30	118,566	129,338
Pool# MA0559 5.00%, 09/01/30	35,151	38,344
Pool# AH1515 4.00%, 12/01/30	1,097,884	1,174,779
Pool# AD0716 6.50%, 12/01/30	3,511,991	4,017,811
Pool# MA0641 4.00%, 02/01/31	1,264,339	1,352,892
Pool# 560868 7.50%, 02/01/31	603	713
Pool# 607212 7.50%, 10/01/31	25,884	30,436
Pool# MA0895 3.50%, 11/01/31	1,295,802	1,380,991

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# 607632 6.50%, 11/01/31	$181	$206
Pool# MA1029 3.50%, 04/01/32	838,089	895,282
Pool# MA1107 3.50%, 07/01/32	222,965	238,599
Pool# MA1166 3.50%, 09/01/32	1,324,194	1,417,042
Pool# 661664 7.50%, 09/01/32	13,774	16,295
Pool# 656559 6.50%, 02/01/33	73,653	78,349
Pool# 694846 6.50%, 04/01/33	18,476	21,345
Pool# 555421 5.00%, 05/01/33	6,649,284	7,263,212
Pool# 254767 5.50%, 06/01/33	2,368,944	2,611,668
Pool# 750229 6.50%, 10/01/33	65,963	75,423
Pool# 725228 6.00%, 03/01/34	2,359,353	2,606,068
Pool# 725424 5.50%, 04/01/34	2,799,294	3,081,738
Pool# 788027 6.50%, 09/01/34	61,200	69,889
Pool# 735141 5.50%, 01/01/35	1,487,569	1,633,014
Pool# 735227 5.50%, 02/01/35	1,663,987	1,826,681
Pool# 256023 6.00%, 12/01/35	1,259,153	1,380,937
Pool# 995050 6.00%, 09/01/37	4,415,857	4,838,814
Pool# 955194 7.00%, 11/01/37	794,588	918,356
Pool# 970320 5.50%, 02/01/38	2,046,683	2,223,129
Pool# 190396 4.50%, 06/01/39	2,920,810	3,147,515
Pool# AA9611 4.00%, 07/01/39	2,259,267	2,417,504
Pool# AA9809 4.50%, 07/01/39	4,817,991	5,191,951
Pool# AC0397 4.50%, 07/01/39	833,292	897,969
Pool# 994002 4.00%, 08/01/39	3,160,212	3,444,755
Pool# AC1454 4.00%, 08/01/39	2,550,867	2,729,527
Pool# AC1921 4.00%, 09/01/39	1,648,966	1,764,458
Pool# AC2651 4.00%, 10/01/39	707,449	756,998

34

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AC7249 4.00%, 11/01/39	$1,788,609	$1,913,881
Pool# AC9895 3.26%, 04/01/40 (a)	3,000,307	3,142,195
Pool# AC9890 3.28%, 04/01/40 (a)	4,801,953	5,044,756
Pool# AD2888 4.50%, 04/01/40	1,661,372	1,790,323
Pool# AD7992 4.50%, 07/01/40	1,397,928	1,506,431
Pool# AB1388 4.50%, 08/01/40	1,738,996	1,873,972
Pool# AD9153 4.50%, 08/01/40	1,555,206	1,675,916
Pool# AD8536 5.00%, 08/01/40	6,005,833	6,498,970
Pool# AB1735 3.50%, 11/01/40	37,602	40,144
Pool# 932888 3.50%, 01/01/41	263,855	283,593
Pool# 932891 3.50%, 01/01/41	43,387	46,538
Pool# AB2067 3.50%, 01/01/41	965,169	1,032,542
Pool# AB2068 3.50%, 01/01/41	552,361	589,710
Pool# AE6392 4.00%, 02/01/41	1,244,258	1,332,571
Pool# AL0390 5.00%, 05/01/41	1,440,297	1,565,760
Pool# AB3314 4.50%, 07/01/41	1,348,697	1,456,751
Pool# AJ1249 3.31%, 09/01/41 (a)	703,420	742,998
Pool# AI9920 4.00%, 09/01/41	35,617	38,329
Pool# AI9851 4.50%, 09/01/41	178,647	194,634
Pool# AL0761 5.00%, 09/01/41	2,312,996	2,517,371
Pool# AJ5431 4.50%, 10/01/41	259,776	283,024
Pool# AJ3794 4.00%, 11/01/41	599,020	642,286
Pool# AJ5916 4.00%, 11/01/41	1,405,392	1,506,899
Pool# AJ4861 4.00%, 12/01/41	551,661	591,505
Pool# AJ7689 4.00%, 12/01/41	2,994,382	3,210,656
Pool# AL1437 2.78%, 01/01/42 (a)	258,053	274,137

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AJ9303 4.00%, 01/01/42	$501,386	$539,558
Pool# AK0714 2.47%, 02/01/42 (a)	77,174	80,831
Pool# AK4520 4.00%, 03/01/42	839,602	912,313
Pool# AK6984 4.00%, 03/01/42	276,046	296,243
Pool# AO0186 4.50%, 04/01/42	408,399	446,862
Pool# AB5185 3.50%, 05/01/42	860,341	920,935
Pool# AO3575 4.50%, 05/01/42	96,953	105,690
Pool# AO4647 3.50%, 06/01/42	1,418,093	1,511,321
Pool# AB5302 4.50%, 06/01/42	195,683	213,318
Pool# AO8036 4.50%, 07/01/42	2,782,661	3,036,905
Pool# AO9697 4.50%, 07/01/42	147,700	160,087
Pool# AP1919 4.50%, 07/01/42	303,810	331,568
Pool# AP1961 2.51%, 08/01/42 (a)	441,217	464,227
Pool# AB6017 3.50%, 08/01/42	1,760,723	1,876,477
Pool# AP2092 4.50%, 08/01/42	99,233	108,300
Pool# AP6579 3.50%, 09/01/42	1,545,529	1,654,380
Pool# AP6756 4.00%, 09/01/42	39,046	42,098
Pool# AP7489 4.00%, 09/01/42	1,148,293	1,238,048
Pool# AB6524 3.50%, 10/01/42	2,870,915	3,059,655
Pool# AB7074 3.00%, 11/01/42	1,968,808	2,060,635
Pool# AB6786 3.50%, 11/01/42	1,925,429	2,052,011
Pool# AL2677 3.50%, 11/01/42	404,411	432,388
Pool# AQ1569 3.50%, 11/01/42	971,734	1,035,618
Pool# AL3000 3.50%, 12/01/42	484,302	517,049
Pool# AR4210 3.50%, 01/01/43	472,902	504,435
Pool# AR3806 3.50%, 02/01/43	100,404	107,099

35

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Federal National Mortgage Association Pool (continued)
Pool# AR8213 3.50%, 04/01/43	$525,941	$563,147
Federal National Mortgage Association Pool TBA
2.50%, 05/25/28	10,000,000	10,456,250
3.00%, 05/25/28	2,540,598	2,683,110
4.00%, 05/25/28	1,000,000	1,068,750
4.50%, 05/25/28	2,200,000	2,359,844
5.00%, 05/25/28	2,000,000	2,146,563
2.50%, 05/25/43	500,000	506,172
3.00%, 05/25/43	16,000,000	16,736,251
3.50%, 05/25/43	4,800,000	5,114,250
5.50%, 05/25/43	1,000,000	1,087,422
Government National Mortgage Association I Pool
Pool# 279461 9.00%, 11/15/19	664	744
Pool# 376510 7.00%, 05/15/24	2,505	2,855
Pool# 457801 7.00%, 08/15/28	4,332	5,037
Pool# 486936 6.50%, 02/15/29	2,700	3,095
Pool# 502969 6.00%, 03/15/29	9,273	10,504
Pool# 487053 7.00%, 03/15/29	3,451	4,009
Pool# 781014 6.00%, 04/15/29	6,950	7,871
Pool# 509099 7.00%, 06/15/29	3,016	3,520
Pool# 470643 7.00%, 07/15/29	11,910	13,893
Pool# 434505 7.50%, 08/15/29	148	159
Pool# 416538 7.00%, 10/15/29	648	752
Pool# 524269 8.00%, 11/15/29	6,395	7,593
Pool# 781124 7.00%, 12/15/29	17,552	20,797
Pool# 507396 7.50%, 09/15/30	65,004	77,336
Pool# 531352 7.50%, 09/15/30	6,329	7,535
Pool# 536334 7.50%, 10/15/30	163	178
Pool# 540659 7.00%, 01/15/31	744	870
Pool# 486019 7.50%, 01/15/31	1,637	1,949
Pool# 535388 7.50%, 01/15/31	1,706	2,031
Pool# 537406 7.50%, 02/15/31	401	432

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association I Pool (continued)
Pool# 528589 6.50%, 03/15/31	$49,905	$57,559
Pool# 508473 7.50%, 04/15/31	9,182	10,834
Pool# 544470 8.00%, 04/15/31	2,749	3,064
Pool# 781287 7.00%, 05/15/31	8,668	10,311
Pool# 549742 7.00%, 07/15/31	4,219	4,913
Pool# 781319 7.00%, 07/15/31	2,707	3,160
Pool# 485879 7.00%, 08/15/31	10,515	12,296
Pool# 572554 6.50%, 09/15/31	103,706	119,513
Pool# 555125 7.00%, 09/15/31	665	776
Pool# 781328 7.00%, 09/15/31	8,357	9,936
Pool# 550991 6.50%, 10/15/31	1,657	1,907
Pool# 571267 7.00%, 10/15/31	1,008	1,180
Pool# 574837 7.50%, 11/15/31	2,069	2,464
Pool# 555171 6.50%, 12/15/31	1,150	1,328
Pool# 781380 7.50%, 12/15/31	2,568	3,048
Pool# 781481 7.50%, 01/15/32	12,820	15,208
Pool# 580972 6.50%, 02/15/32	1,913	2,207
Pool# 781401 7.50%, 02/15/32	6,747	8,014
Pool# 781916 6.50%, 03/15/32	146,009	167,385
Pool# 552474 7.00%, 03/15/32	7,255	8,476
Pool# 781478 7.50%, 03/15/32	4,556	5,411
Pool# 781429 8.00%, 03/15/32	7,518	8,974
Pool# 781431 7.00%, 04/15/32	30,186	35,266
Pool# 568715 7.00%, 05/15/32	35,961	42,090
Pool# 552616 7.00%, 06/15/32	36,236	42,333
Pool# 570022 7.00%, 07/15/32	35,809	41,759

36

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association I Pool (continued)
Pool# 583645 8.00%, 07/15/32	$4,962	$5,950
Pool# 595077 6.00%, 10/15/32	15,019	17,299
Pool# 596657 7.00%, 10/15/32	4,164	4,840
Pool# 552903 6.50%, 11/15/32	177,839	205,268
Pool# 552952 6.00%, 12/15/32	19,796	22,697
Pool# 588192 6.00%, 02/15/33	9,284	10,653
Pool# 602102 6.00%, 02/15/33	13,392	15,402
Pool# 553144 5.50%, 04/15/33	74,902	82,546
Pool# 604243 6.00%, 04/15/33	39,163	44,897
Pool# 611526 6.00%, 05/15/33	18,865	21,664
Pool# 553320 6.00%, 06/15/33	49,541	56,754
Pool# 572733 6.00%, 07/15/33	7,622	8,732
Pool# 573916 6.00%, 11/15/33	29,808	34,115
Pool# 604788 6.50%, 11/15/33	141,276	162,184
Pool# 604875 6.00%, 12/15/33	77,511	88,447
Pool# 781688 6.00%, 12/15/33	84,272	96,624
Pool# 781690 6.00%, 12/15/33	34,503	39,618
Pool# 781699 7.00%, 12/15/33	13,226	15,443
Pool# 621856 6.00%, 01/15/34	38,553	43,863
Pool# 564799 6.00%, 03/15/34	181,193	205,996
Pool# 630038 6.50%, 08/15/34	73,937	85,152
Pool# 781804 6.00%, 09/15/34	100,564	113,723
Pool# 781847 6.00%, 12/15/34	91,619	103,578
Pool# 486921 5.50%, 02/15/35	30,092	33,254
Pool# 781902 6.00%, 02/15/35	84,812	96,040
Pool# 649454 5.50%, 09/15/35	449,461	496,689

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association I Pool (continued)
Pool# 649510 5.50%, 10/15/35	$727,790	$803,128
Pool# 649513 5.50%, 10/15/35	1,016,824	1,122,081
Pool# 652207 5.50%, 03/15/36	444,598	490,621
Pool# 652539 5.00%, 05/15/36	58,087	63,630
Pool# 655519 5.00%, 05/15/36	41,796	45,804
Pool# 606308 5.50%, 05/15/36	92,547	102,070
Pool# 606314 5.50%, 05/15/36	30,691	33,868
Pool# 655457 6.00%, 05/15/36	47,902	54,213
Pool# 656666 6.00%, 06/15/36	163,707	185,276
Pool# 657912 6.50%, 08/15/36	12,079	13,811
Pool# 697957 4.50%, 03/15/39	4,542,553	4,954,400
Pool# 704630 5.50%, 07/15/39	145,593	158,890
Pool# 722292 5.00%, 09/15/39	2,673,859	2,956,598
Pool# 733312 4.00%, 09/15/40	213,344	237,279
Pool# 742235 4.00%, 12/15/40	231,896	254,579
Pool# 755655 4.00%, 12/15/40	138,492	153,900
Pool# 755656 4.00%, 12/15/40	164,788	184,047
Pool# 756631 4.00%, 12/15/40	52,373	58,494
Pool# 757038 4.00%, 12/15/40	438,073	489,272
Pool# 757039 4.00%, 12/15/40	681,988	757,859
Pool# 757043 4.00%, 12/15/40	115,901	129,447
Pool# 757044 4.00%, 12/15/40	181,023	201,162
Pool# 690662 4.00%, 01/15/41	136,484	151,668
Pool# 719486 4.00%, 01/15/41	106,283	118,107
Pool# 742244 4.00%, 01/15/41	551,136	612,450
Pool# 753826 4.00%, 01/15/41	161,138	178,510

37

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Bond Index Fund (Continued)

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association I Pool (continued)
Pool# 755958 4.00%, 01/15/41	$544,392	$604,956
Pool# 755959 4.00%, 01/15/41	405,401	452,783
Pool# 759075 4.00%, 01/15/41	422,692	472,094
Pool# 757555 4.00%, 02/15/41	67,963	75,906
Pool# 757557 4.00%, 02/15/41	110,960	123,304
Pool# 759207 4.00%, 02/15/41	806,753	901,043
Pool# AA6307 3.50%, 04/15/43	645,216	703,663
Pool# AB3946 3.50%, 04/15/43	251,774	274,581
Pool# AD6012 3.50%, 04/15/43	614,529	670,197
Pool# AD7471 3.50%, 04/15/43	651,720	710,757
Pool# AD7472 3.50%, 04/15/43	356,172	388,659
Pool# AD9472 3.50%, 04/15/43	343,921	375,290
Government National Mortgage Association I Pool TBA 3.00%, 05/15/43	2,000,000	2,127,969
4.50%, 05/15/43	1,500,000	1,636,523
4.00%, 06/15/43	200,000	218,594
Government National Mortgage Association II Pool
Pool# G23851 5.50%, 05/20/36	1,835,447	2,033,833
Pool# G24245 6.00%, 09/20/38	1,778,230	2,013,776
Pool# G24559 5.00%, 10/20/39	1,258,026	1,400,045
Pool# G24715 5.00%, 06/20/40	1,143,933	1,273,072
Pool# G24747 5.00%, 07/20/40	2,609,120	2,903,665
Pool# G24771 4.50%, 08/20/40	1,946,387	2,146,956
Pool# G24802 5.00%, 09/20/40	3,340,542	3,717,657
Pool# G24834 4.50%, 10/20/40	4,489,100	4,951,688
Pool# 737727 4.00%, 12/20/40	2,039,303	2,262,670
Pool# 737730 4.00%, 12/20/40	544,011	603,598
Pool# G24923 4.50%, 01/20/41	639,601	702,512

U.S. Government Mortgage Backed Agencies (continued)

	Principal Amount	Market Value

Government National Mortgage Association I Pool (continued)
Pool# G24978 4.50%, 03/20/41	$104,664	$114,959
Pool# G25017 4.50%, 04/20/41	1,264,614	1,389,000
Pool# G25056 5.00%, 05/20/41	577,238	639,336
Pool# G25082 4.50%, 06/20/41	1,949,867	2,135,562
Pool# G25139 4.00%, 08/20/41	884,794	962,351
Pool# G25175 4.50%, 09/20/41	1,334,672	1,461,779
Pool# G2675523 3.50%, 03/20/42	933,410	1,014,208
Pool# G25332 4.00%, 03/20/42	523,225	569,089
Pool# G2MA0023 4.00%, 04/20/42	1,037,954	1,128,938
Pool# G2MA0089 4.00%, 05/20/42	4,069,899	4,426,651
Pool# G2MA0392 3.50%, 09/20/42	3,459,732	3,757,052
Pool# G2MA0534 3.50%, 11/20/42	4,079,800	4,430,408
Pool# G2 MA0852 3.50%, 03/20/43	2,234,719	2,426,765
Pool# G2 MA0934 3.50%, 04/20/43	2,588,427	2,810,870
Government National Mortgage Association II Pool TBA 3.00%, 05/15/43	9,500,000	10,091,524
3.50%, 05/15/43	1,000,000	1,084,219

Total U.S. Government Mortgage Backed Agencies (cost $371,383,219)		383,948,866

U.S. Government Sponsored & Agency Obligations 4.5%
Federal Farm Credit Bank
4.88%, 01/17/17	375,000	434,055
Federal Home Loan Banks
4.88%, 05/17/17	605,000	708,588
5.50%, 07/15/36	600,000	831,096
Federal Home Loan Mortgage Corp.
0.50%, 04/17/15	2,000,000	2,006,896
1.75%, 09/10/15	4,200,000	4,337,770
1.00%, 09/29/17	1,200,000	1,214,170
0.88%, 03/07/18	2,500,000	2,504,387
3.75%, 03/27/19	1,475,000	1,700,349
2.38%, 01/13/22	1,000,000	1,055,282
6.75%, 09/15/29	388,000	589,470
6.25%, 07/15/32	865,000	1,292,870

38

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Bond Index Fund (Continued)

U.S. Government Sponsored & Agency Obligations (continued)

	Principal Amount	Market Value

Federal National Mortgage Association
2.50%, 05/15/14	$2,280,000	$2,333,061
3.00%, 09/16/14	3,775,000	3,915,724
4.63%, 10/15/14	1,236,000	1,315,175
0.75%, 12/19/14 (c)	12,000,000	12,100,076
4.38%, 10/15/15	1,182,000	1,299,075
0.65%, 03/28/16	5,800,000	5,808,832
5.38%, 06/12/17	1,805,000	2,151,088
0.88%, 12/20/17 (c)	5,000,000	5,022,223
0.88%, 05/21/18	514,000	520,706
6.25%, 05/15/29	750,000	1,084,902
Financing Corp. (FICO) 9.80%, 11/30/17	12,000	16,666
Tennessee Valley Authority
6.25%, 12/15/17	35,000	44,091
4.50%, 04/01/18 (c)	3,365,000	3,955,742
4.88%, 01/15/48	300,000	374,217

Total U.S. Government Sponsored & Agency Obligations (cost $54,159,855)		56,616,511

U.S. Treasury Bonds 5.4%
U.S. Treasury Bonds
8.13%, 08/15/19	1,500,000	2,165,859
8.50%, 02/15/20	700,000	1,045,844
8.00%, 11/15/21	2,655,000	4,080,403
6.25%, 08/15/23	2,869,000	4,114,325
6.88%, 08/15/25	633,000	975,710
6.38%, 08/15/27 (c)	5,120,000	7,777,600
4.50%, 02/15/36 (c)	510,000	671,288
5.00%, 05/15/37 (c)	215,000	303,385
4.50%, 05/15/38	500,000	661,250
4.25%, 05/15/39	3,095,000	3,954,830
4.50%, 08/15/39	1,285,000	1,705,436
4.38%, 11/15/39 (c)	7,330,000	9,549,615
4.38%, 05/15/40 (c)	1,300,000	1,695,484
3.88%, 08/15/40	1,600,000	1,928,000
4.25%, 11/15/40 (c)	5,250,000	6,720,820
4.75%, 02/15/41 (c)	3,650,000	5,042,703
4.38%, 05/15/41	1,000,000	1,306,094
3.75%, 08/15/41	4,700,000	5,543,063
3.13%, 11/15/41	4,800,000	5,046,000
3.13%, 02/15/43 (c)	3,200,000	3,352,000

Total U.S. Treasury Bonds (cost $56,425,450)		67,639,709

U.S. Treasury Notes 30.9%
U.S. Treasury Notes
2.25%, 05/31/14 (c)	8,490,000	8,682,351
2.38%, 08/31/14 (c)	10,870,000	11,187,608

U.S. Treasury Notes (continued)

	Principal Amount	Market Value

U.S. Treasury Notes (continued)
0.25%, 09/15/14	$8,800,000	$8,808,250
0.50%, 10/15/14 (c)	9,500,000	9,544,531
0.38%, 11/15/14	7,000,000	7,019,688
2.13%, 11/30/14	13,520,000	13,934,049
0.25%, 12/15/14	13,500,000	13,510,545
4.00%, 02/15/15	1,400,000	1,494,719
0.25%, 02/28/15	20,000,000	20,015,624
2.38%, 02/28/15 (c)	11,990,000	12,463,979
0.38%, 04/15/15	1,000,000	1,002,969
0.25%, 05/15/15	2,500,000	2,501,563
4.13%, 05/15/15	1,533,000	1,654,203
1.75%, 07/31/15	5,250,000	5,427,188
0.25%, 08/15/15	8,000,000	8,000,000
0.25%, 10/15/15 (c)	7,000,000	6,997,813
1.38%, 11/30/15 (c)	6,000,000	6,168,750
2.00%, 01/31/16	12,000,000	12,560,625
0.38%, 02/15/16	5,000,000	5,010,938
2.13%, 02/29/16 (c)	16,000,000	16,822,498
0.25%, 04/15/16	6,000,000	5,989,687
2.63%, 04/30/16	3,055,000	3,264,554
4.88%, 08/15/16 (c)	1,833,000	2,102,795
1.00%, 08/31/16	16,000,000	16,332,498
3.00%, 09/30/16 (c)	1,325,000	1,442,387
0.88%, 12/31/16	4,000,000	4,064,375
3.25%, 12/31/16 (c)	9,325,000	10,280,813
4.63%, 02/15/17 (c)	3,060,000	3,539,081
0.88%, 02/28/17	3,000,000	3,047,344
3.00%, 02/28/17 (c)	1,845,000	2,023,158
4.50%, 05/15/17	3,595,000	4,171,323
2.75%, 05/31/17 (c)	4,335,000	4,730,569
0.75%, 06/30/17	11,500,000	11,607,813
2.50%, 06/30/17	3,450,000	3,733,547
0.50%, 07/31/17	5,500,000	5,491,406
1.88%, 09/30/17 (c)	1,800,000	1,903,500
0.75%, 10/31/17	3,000,000	3,022,031
1.88%, 10/31/17	1,800,000	1,904,344
4.25%, 11/15/17	6,415,000	7,469,466
0.88%, 01/31/18 (c)	15,500,000	15,674,375
2.75%, 02/28/18 (c)	2,000,000	2,202,812
2.88%, 03/31/18 (c)	2,000,000	2,215,625
0.63%, 04/30/18	3,000,000	2,992,031
2.38%, 05/31/18 (c)	8,000,000	8,677,500
1.38%, 09/30/18	8,000,000	8,261,250
1.38%, 12/31/18	4,000,000	4,126,250
1.38%, 02/28/19 (c)	4,000,000	4,122,500
1.50%, 03/31/19 (c)	2,000,000	2,074,375
1.13%, 05/31/19	4,000,000	4,053,125
1.00%, 08/31/19	2,000,000	2,004,375
3.38%, 11/15/19 (c)	2,370,000	2,732,906
1.38%, 01/31/20	1,500,000	1,531,875
3.63%, 02/15/20 (c)	5,410,000	6,334,772
1.25%, 02/29/20 (c)	3,000,000	3,035,625
3.50%, 05/15/20 (c)	9,600,000	11,175,000

39

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Bond Index Fund (Continued)

U.S. Treasury Notes (continued)

	Principal Amount	Market Value

U.S. Treasury Notes (continued)
2.63%, 08/15/20 (c)	$8,100,000	$8,935,313
3.13%, 05/15/21	4,200,000	4,782,094
2.13%, 08/15/21 (c)	2,250,000	2,380,781
2.00%, 11/15/21	5,500,000	5,749,219
1.75%, 05/15/22 (c)	3,000,000	3,053,438
1.63%, 08/15/22	2,200,000	2,206,531
1.63%, 11/15/22 (c)	5,000,000	4,992,969
2.00%, 02/15/23	2,000,000	2,058,438

Total U.S. Treasury Notes (cost $371,300,046)		384,301,761

Yankee Dollars 0.5%
Chemicals 0.1%
Agrium, Inc.
3.15%, 10/01/22	50,000	50,262
6.13%, 01/15/41	100,000	121,800
Potash Corp. of Saskatchewan, Inc., 5.88%, 12/01/36	125,000	153,611

		325,673

Commercial Banks 0.1%
BBVA US Senior SAU, 3.25%, 05/16/14	400,000	403,261
Westpac Banking Corp., 4.63%, 06/01/18	103,000	113,568

		516,829

Electric Utilities 0.0%†
Hydro Quebec
8.40%, 01/15/22	153,000	220,575
8.88%, 03/01/26	109,000	173,269

		393,844

Energy Equipment & Services 0.0%†
Weatherford International Ltd., 5.50%, 02/15/16	51,000	55,941

Gas Utilities 0.1%
Enbridge, Inc., 5.60%, 04/01/17	250,000	287,325
TransCanada PipeLines Ltd., 5.85%, 03/15/36	500,000	629,212

		916,537

Metals & Mining 0.0%†
BHP Billiton Finance USA Ltd., 6.42%, 03/01/26	55,000	73,337
Teck Resources Ltd., 3.85%, 08/15/17	100,000	107,838
Xstrata Canada Corp., 6.20%, 06/15/35	123,000	133,968

		315,143

Yankee Dollars (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels 0.2%
Canadian Natural Resources Ltd., 4.90%, 12/01/14	$195,000	$207,887
ConocoPhillips Canada Funding Co. I, 5.63%, 10/15/16	260,000	302,469
Encana Corp., 6.50%, 08/15/34	250,000	302,933
Nexen, Inc.
5.88%, 03/10/35	92,000	112,574
6.40%, 05/15/37	250,000	326,475
Noble Holding International Ltd., 4.63%, 03/01/21	250,000	274,938
Petro-Canada, 5.95%, 05/15/35	189,000	230,124
Statoil ASA, 6.80%, 01/15/28	225,000	320,196
Suncor Energy, Inc., 6.10%, 06/01/18	605,000	733,813
Talisman Energy, Inc.
7.25%, 10/15/27	92,000	117,807
5.75%, 05/15/35	250,000	270,389

		3,199,605

Road & Rail 0.0%†
Canadian National Railway Co.
6.90%, 07/15/28	168,000	236,221
6.20%, 06/01/36	164,000	226,695

		462,916

Supranational 0.0%†
Inter-American Development Bank, 6.80%, 10/15/25	287,000	413,543

Water Utilities 0.0%†
United Utilities PLC, 5.38%, 02/01/19	100,000	112,091

Total Yankee Dollars (cost $5,619,367)		6,712,122

Mutual Fund 5.3%

	Shares	Market Value

Money Market Fund 5.3%
Fidelity Institutional Money Market Fund — Institutional Class, 0.14% (g)	66,657,518	66,657,518

Total Mutual Fund (cost $66,657,518)		66,657,518

40

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Bond Index Fund (Continued)

Repurchase Agreement 0.6%

	Principal Amount	Market Value

Credit Suisse (USA) LLC, 0.16%, dated 04/30/13, due 05/01/13, repurchase price $7,428,708, collateralized by U.S. Government Treasury Security, 0.63%, maturing 04/30/2018; total market value $7,577,260. (h)	$7,428,675	$7,428,675

Total Repurchase Agreement (cost $7,428,675)		7,428,675

TBA Sale Commitments (1.5)%
U.S. Government Mortgage Backed Agencies
Federal Home Loan Mortgage Corp. Gold Pool TBA 4.00%, 05/15/43	(1,000,000)	(1,067,656)
4.50%, 05/15/43	(1,000,000)	(1,070,860)
5.00%, 05/15/43	(2,000,000)	(2,147,031)
5.50%, 05/15/43	(5,000,000)	(5,401,171)
6.00%, 05/15/43	(4,000,000)	(4,359,688)
Federal National Mortgage Association Pool TBA 3.50%, 05/25/28	(1,500,000)	(1,593,984)
4.00%, 05/25/43	(2,000,000)	(2,140,625)
4.50%, 05/25/43	(900,000)	(970,383)
5.00%, 05/25/43	(400,000)	(433,094)
Government National Mortgage Association I Pool TBA 4.00%, 05/15/43	(1,000,000)	(1,094,688)
Government National Mortgage Association II Pool TBA 4.00%, 05/15/43	(1,000,000)	(1,087,500)

Total TBA Sale Commitments (cost $(21,376,453))		(21,366,680)

Total Investments (cost $1,232,703,491) (i) — 104.6%		1,306,887,869
Liabilities in excess of other assets — (4.6)%		(57,609,782)

NET ASSETS — 100.0%		$1,249,278,087

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on April 30, 2013. The maturity date represents the actual maturity date.

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at April 30, 2013 was $6,823,713 which represents 0.55% of net assets.
(c)	The security or a portion of this security is on loan at April 30, 2013. The total value of securities on loan at April 30, 2013 was $201,615,894, which was collateralized by a repurchase agreement with a value of $7,428,675 and $197,112,539 of collateral in the form of U.S. Government Agency Securities, interest rates ranging from 0.00% - 10.50%, and maturity dates ranging from 07/01/13 to 01/20/63, a total value of $204,541,214.

(d)	Step Bond. Coupon rate is set for an initial period and then increases to a higher coupon rate at a specific date. The rate shown is the rate at April 30, 2013.

(e)	Fair Valued Security.

(f)	Investment in affiliate.

(g)	Represents 7-day effective yield as of April 30, 2013.

(h)	The security was purchased with cash collateral held from securities on loan. The total value of the security purchased with cash collateral as of April 30, 2013 was $7,428,675.

(i)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AG	Stock Corporation

ASA	Stock Corporation

BA	Limited

BV	Private Limited Liability Company

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NA	National Association

NV	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SA	Stock Company

SAB de CV	Public Traded Company

SAU	Single Shareholder Corporation

SpA	Limited Share Company

TBA	To Be Announced

41

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

Nationwide Bond Index Fund
Assets:
Investments in affiliates, at value (cost $43,873)	$79,688
Investments in non-affiliates, at value* (cost $1,246,607,396)	1,320,746,186
Repurchase agreement, at value and cost	7,428,675

Total Investments	1,328,254,549

Interest and dividends receivable	7,431,103
Security lending income receivable	5,431
Receivable for investments sold	34,204,772
Receivable for capital shares issued	481,352
Prepaid expenses	32,442

Total Assets	1,370,409,649

Liabilities:
Payable for investments purchased	91,873,079
Distributions payable	14,284
Payable for capital shares redeemed	5,365
TBA Sale Commitments (proceeds $21,376,453)	21,366,680
Payable upon return of securities loaned (Note 2)	7,428,675
Accrued expenses and other payables:
Investment advisory fees	199,240
Fund administration fees	34,965
Distribution fees	38,082
Administrative servicing fees	23,023
Accounting and transfer agent fees	17,714
Trustee fees	2,235
Custodian fees	9,613
Compliance program costs (Note 3)	483
Professional fees	18,909
Printing fees	8,833
Recoupment fees	85,426
Other	4,956

Total Liabilities	121,131,562

Net Assets	$1,249,278,087

Represented by:
Capital	$1,164,941,819
Accumulated distributions in excess of net investment income	(2,239,665)
Accumulated net realized gains from affiliated and non-affiliated investment	12,391,555
Net unrealized appreciation/(depreciation) from investments in affiliates	35,815
Net unrealized appreciation/(depreciation) from investments in non-affiliates	74,138,790
Net unrealized appreciation/(depreciation) from TBA Sale Commitments	9,773

Net Assets	$1,249,278,087

*	Includes value of securities on loan of $201,615,894 (Note 2).

42

Statement of Assets and Liabilities (Continued)

April 30, 2013 (Unaudited)

Nationwide Bond Index Fund
Net Assets:
Class A Shares	$181,682,263
Class B Shares	164,896
Class C Shares	715,177
Institutional Class Shares	1,066,715,751

Total	$1,249,278,087

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	15,483,700
Class B Shares	14,052
Class C Shares	60,910
Institutional Class Shares	91,054,290

Total	106,612,952

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$11.73
Class B Shares (a)	$11.73
Class C Shares (b)	$11.74
Institutional Class Shares	$11.72
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$12.25

Maximum Sales Charge:
Class A Shares	4.25%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

43

Statement of Operations

For the Six Months Ended April 30, 2013 (Unaudited)

Nationwide Bond Index Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$15,966,027
Income from securities lending (Note 2)	58,836
Dividend income	34,698
Interest income from affiliates	2,528

Total Income	16,062,089

EXPENSES:
Investment advisory fees	1,195,176
Fund administration fees	195,699
Distribution fees Class A	225,754
Distribution fees Class B	908
Distribution fees Class C	5,141
Administrative servicing fees Class A	115,156
Registration and filing fees	21,832
Professional fees	36,635
Printing fees	6,970
Trustee fees	22,473
Custodian fees	24,174
Accounting and transfer agent fees	77,425
Compliance program costs (Note 3)	2,566
Recoupment fees (Note 3)	176,156
Other	17,960

Total expenses before earnings credit and expenses reimbursed	2,124,025

Earnings credit (Note 6)	(148)
Expenses reimbursed by adviser (Note 3)	(1)

Net Expenses	2,123,876

NET INVESTMENT INCOME	13,938,213

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions in non-affiliates	13,116,970
Net change in unrealized appreciation/(depreciation) from investments in affiliates	1,309
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(18,965,892)
Net change in unrealized appreciation/(depreciation) from TBA Sale Commitments	9,148

Net change in unrealized appreciation/(depreciation) from investments in affiliates, non-affiliates and TBA Sale Commitments	(18,955,435)

Net realized/unrealized losses from investments and TBA Sale Commitments	(5,838,465)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$8,099,748

The accompanying notes are an integral part of these financial statements.

44

Statements of Changes in Net Assets

	Nationwide Bond Index Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
Operations:
Net investment income	$13,938,213	$34,211,989
Net realized gains from investment transactions in non-affiliates	13,116,970	14,313,298
Net change in unrealized appreciation/(depreciation) from investments in affiliates, non-affiliates and TBA Sale Commitments	(18,955,435)	18,052,516

Change in net assets resulting from operations	8,099,748	66,577,803

Distributions to Shareholders From:
Net investment income:
Class A	(2,088,426)	(4,986,979)
Class B	(1,538)	(4,680)
Class C	(8,719)	(5,678)
Institutional Class	(14,060,678)	(32,732,496)
Net realized gains:
Class A	(1,533,337)	(1,564,684)
Class B	(1,673)	(1,887)
Class C	(11,570)	(1,517)
Institutional Class	(8,357,933)	(8,198,134)

Change in net assets from shareholder distributions	(26,063,874)	(47,496,055)

Change in net assets from capital transactions	(92,417,624)	34,294,351

Change in net assets	(110,381,750)	53,376,099

Net Assets:
Beginning of period	1,359,659,837	1,306,283,738

End of period	$1,249,278,087	$1,359,659,837

Accumulated distributions in excess of net investment income at end of period	$(2,239,665)	$(18,517)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$21,461,276	$47,608,746
Dividends reinvested	3,428,278	6,245,380
Cost of shares redeemed	(27,402,955)	(72,647,872)

Total Class A Shares	(2,513,401)	(18,793,746)

Class B Shares
Proceeds from shares issued	734	43,291
Dividends reinvested	1,602	3,161
Cost of shares redeemed	(75,156)	(72,938)

Total Class B Shares	(72,820)	(26,486)

Class C Shares
Proceeds from shares issued	935,293	493,300
Dividends reinvested	18,941	5,066
Cost of shares redeemed	(852,869)	(64,936)

Total Class C Shares	101,365	433,430

Institutional Class Shares
Proceeds from shares issued	103,469,535	249,213,697

45

Statements of Changes in Net Assets (Continued)

	Nationwide Bond Index Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
CAPITAL TRANSACTIONS: (continued)
Dividends reinvested	$22,418,611	$40,930,018
Cost of shares redeemed	(215,820,914)	(237,462,562)

Total Institutional Class Shares	(89,932,768)	52,681,153

Change in net assets from capital transactions	$(92,417,624)	$34,294,351

SHARE TRANSACTIONS:
Class A Shares
Issued	1,831,120	4,046,514
Reinvested	292,317	529,625
Redeemed	(2,334,609)	(6,165,584)

Total Class A Shares	(211,172)	(1,589,445)

Class B Shares
Issued	62	3,677
Reinvested	137	268
Redeemed	(6,375)	(6,170)

Total Class B Shares	(6,176)	(2,225)

Class C Shares
Issued	78,820	41,736
Reinvested	1,614	429
Redeemed	(72,959)	(5,499)

Total Class C Shares	7,475	36,666

Institutional Class Shares
Issued	8,866,402	21,189,470
Reinvested	1,914,053	3,475,099
Redeemed	(18,228,850)	(20,143,235)

Total Institutional Class Shares	(7,448,395)	4,521,334

Total change in shares	(7,658,268)	2,966,330

The accompanying notes are an integral part of these financial statements.

46

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Bond Index Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$11.91	0.11	(0.06)	0.05	(0.13)	(0.10)	(0.23)	—	$11.73	0.47%	$181,682,263	0.67%	1.95%	0.67%	80.03%
Year Ended October 31, 2012 (f)	$11.75	0.26	0.28	0.54	(0.29)	(0.09)	(0.38)	—	$11.91	4.64%	$186,993,992	0.68%	2.19%	0.69%	159.60%
Year Ended October 31, 2011 (f)	$11.59	0.31	0.18	0.49	(0.33)	–	(0.33)	–	$11.75	4.36%	$203,110,754	0.67%	2.69%	0.69%	117.95%
Year Ended October 31, 2010 (f)	$11.20	0.32	0.47	0.79	(0.40)	–	(0.40)	–	$11.59	7.19%	$160,930,874	0.67%	2.86%	0.72%	177.67%
Year Ended October 31, 2009 (f)	$10.33	0.42	0.87	1.29	(0.42)	–	(0.42)	–	$11.20	12.63%	$135,482,548	0.74%	3.87%	0.82%	338.41	%(g)
Year Ended October 31, 2008 (f)	$10.82	0.48	(0.49)	(0.01)	(0.48)	–	(0.48)	–	$10.33	(0.23)%	$94,526,053	0.66%	4.41%	0.73%	123.88%

Class B Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$11.91	0.08	(0.06)	0.02	(0.10)	(0.10)	(0.20)	–	$11.73	0.16%	$164,896	1.29%	1.33%	1.29%	80.03%
Year Ended October 31, 2012 (f)	$11.75	0.19	0.28	0.47	(0.22)	(0.09)	(0.31)	–	$11.91	4.01%	$241,003	1.29%	1.59%	1.29%	159.60%
Year Ended October 31, 2011 (f)	$11.60	0.24	0.17	0.41	(0.26)	–	(0.26)	–	$11.75	3.63%	$263,859	1.28%	2.10%	1.30%	117.95%
Year Ended October 31, 2010 (f)	$11.20	0.25	0.47	0.72	(0.32)	–	(0.32)	–	$11.60	6.57%	$388,659	1.30%	2.25%	1.35%	177.67%
Year Ended October 31, 2009 (f)	$10.32	0.36	0.86	1.22	(0.35)	–	(0.35)	0.01	$11.20	12.06%	$504,801	1.34%	3.27%	1.41%	338.41	%(g)
Year Ended October 31, 2008 (f)	$10.82	0.41	(0.50)	(0.09)	(0.41)	–	(0.41)	–	$10.32	(0.94)%	$371,489	1.29%	3.80%	1.37%	123.88%

Class C Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$11.92	0.08	(0.06)	0.02	(0.10)	(0.10)	(0.20)	–	$11.74	0.16%	$715,177	1.29%	1.33%	1.29%	80.03%
Year Ended October 31, 2012 (f)	$11.76	0.18	0.29	0.47	(0.22)	(0.09)	(0.31)	–	$11.92	4.01%	$637,007	1.28%	1.55%	1.29%	159.60%
Year Ended October 31, 2011 (f)	$11.60	0.24	0.18	0.42	(0.26)	–	(0.26)	–	$11.76	3.72%	$197,162	1.28%	2.10%	1.30%	117.95%
Year Ended October 31, 2010 (f)	$11.20	0.25	0.47	0.72	(0.32)	–	(0.32)	–	$11.60	6.57%	$258,817	1.29%	2.24%	1.34%	177.67%
Year Ended October 31, 2009 (f)	$10.33	0.36	0.86	1.22	(0.35)	–	(0.35)	–	$11.20	11.97%	$194,428	1.32%	3.29%	1.41%	338.41	%(g)
Year Ended October 31, 2008 (f)	$10.82	0.41	(0.49)	(0.08)	(0.41)	–	(0.41)	–	$10.33	(0.87)%	$159,582	1.30%	3.77%	1.37%	123.88%

Institutional Class Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$11.90	0.14	(0.06)	0.08	(0.16)	(0.10)	(0.26)	–	$11.72	0.66%	$1,066,715,751	0.29%	2.33%	0.29%	80.03%
Year Ended October 31, 2012 (f)	$11.73	0.30	0.30	0.60	(0.34)	(0.09)	(0.43)	–	$11.90	5.15%	$1,171,787,835	0.29%	2.59%	0.29%	159.60%
Year Ended October 31, 2011 (f)	$11.58	0.35	0.18	0.53	(0.38)	–	(0.38)	–	$11.73	4.68%	$1,102,711,963	0.28%	3.08%	0.30%	117.95%
Year Ended October 31, 2010 (f)	$11.19	0.37	0.47	0.84	(0.45)	–	(0.45)	–	$11.58	7.64%	$1,028,444,159	0.30%	3.24%	0.35%	177.67%
Year Ended October 31, 2009 (f)	$10.31	0.47	0.87	1.34	(0.46)	–	(0.46)	–	$11.19	13.22%	$923,856,645	0.32%	4.29%	0.41%	338.41	%(g)
Year Ended October 31, 2008 (f)	$10.81	0.52	(0.50)	0.02	(0.52)	–	(0.52)	–	$10.31	0.03%	$776,538,757	0.32%	4.78%	0.37%	123.88%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	The amount shown includes the effect of mortgage dollar roll transactions while the prior year amounts did not include the effect of mortgage dollar roll transactions. In the prior years, had mortgage dollar roll transactions been included, the portfolio turnover would have increased.

The accompanying notes are an integral part of these financial statements.

47

Nationwide International Index Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

The Fund seeks to match the performance of the MSCI EAFE® Index as closely as possible before the deduction of Fund expenses. For the semiannual period ended April 30, 2013, the Nationwide International Index Fund (Institutional Class) returned 16.68% versus 16.90% for its benchmark, the MSCI EAFE Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of International Large-Cap Core Funds (consisting of 205 funds as of April 30, 2013) was 14.84% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance?

All of the 10 sectors within the MSCI EAFE (the benchmark for the Nationwide International Index Fund) recorded positive returns during the reporting period. The sectors that made the strongest contributions to the Fund were consumer discretionary, financials and health care.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance?

None of the 10 sectors within the MSCI EAFE (the benchmark for the Nationwide International Index Fund) recorded negative returns during the reporting period. The sectors that made the weakest contributions to the Fund were energy, materials and utilities.

Did the Fund’s investments in derivatives negatively or positively affect the Fund’s performance?

The Fund holds futures contracts that are used solely to invest the Fund’s cash flows, ensuring that the Fund remains fully invested. These derivatives are not used in any speculative or arbitrage capacity and had minimal impact on Fund performance, given the dollar amount of derivatives relative to the Fund’s net assets.

The Fund held various types of futures contracts with an average weight of 0.08% during the reporting period.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Christopher Bliss, Edward Corallo and Greg Savage

48

Fund Performance	Nationwide International Index Fund

Average Annual Total Return

(For periods ended April 30, 2013)

		Six Months*	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	16.57%	18.89%	(1.42)%	8.66%
	w/SC2	9.85%	12.13%	(2.58)%	8.02%
Class B	w/o SC1	16.02%	18.22%	(2.01)%	7.99%
	w/SC3	11.02%	13.22%	(2.32)%	7.99%
Class C4	w/o SC1	16.13%	18.17%	(2.02)%	7.85%
	w/SC5	15.13%	17.17%	(2.02)%	7.85%
Class R2[6,7,8]		16.32%	18.76%	(1.51)%	8.60%
Institutional Class[6]		16.68%	19.39%	(1.01)%	9.08%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]

These returns until the creation of Class C shares (2/14/05) include the performance of the Fund’s Class B shares, which began operations on December 29, 1999 prior to the creation of the Class C. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C would have produced because Class C invests in the same portfolio of securities as Class B shares. The performance for Class C has been restated for sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such class.

[5]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any SCs.

[7]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[8]

These returns until the creation of Class R2 shares (3/9/07) include the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R2 shares has been restated to reflect differences in sales charges, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R2 shares would have been lower.

Expense Ratios

Expense Ratio*
Class A	0.75%
Class B	1.34%
Class C	1.34%
Class R2	0.99%
Institutional Class	0.34%
*	Current effective prospectus dated March 1, 2013. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2014. Please see the Fund’s most recent prospectus for details.

49

Fund Performance (Continued)	Nationwide International Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Class shares of the Nationwide International Index Fund versus the MSCI EAFE® Index(a), and the Consumer Price Index (CPI)(b) over the 10-year period ended 4/30/13. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The MSCI EAFE® Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

50

Shareholder Expense Example	Nationwide International Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2012) and continued to hold your shares at the end of the reporting period (April 30, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2012 through April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2012 through April 30, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2013

Nationwide International Index Fund			Beginning Account Value ($) 11/01/12	Ending Account Value ($) 04/30/13	Expenses Paid During Period ($) 11/01/12 - 04/30/13[a]	Expense Ratio During Period (%) 11/01/12 - 04/30/13[a]
Class A Shares	Actual		1,000.00	1,165.70	3.81	0.71
	Hypothetical	[b]	1,000.00	1,021.27	3.56	0.71
Class B Shares	Actual		1,000.00	1,160.20	7.18	1.34
	Hypothetical	[b]	1,000.00	1,018.15	6.71	1.34
Class C Shares	Actual		1,000.00	1,161.30	7.18	1.34
	Hypothetical	[b]	1,000.00	1,018.15	6.71	1.34
Class R2 Shares	Actual		1,000.00	1,163.20	4.51	0.84
	Hypothetical	[b]	1,000.00	1,020.63	4.21	0.84
Institutional Class Shares	Actual		1,000.00	1,166.80	1.83	0.34
	Hypothetical	[b]	1,000.00	1,023.11	1.71	0.34

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2012 through April 30, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

51

Portfolio Summary April 30, 2013 (Unaudited)	Nationwide International Index Fund

Asset Allocation †
Common Stocks	97.7%
Repurchase Agreements	7.3%
Preferred Stocks	0.6%
Mutual Fund	0.3%
Rights††	0.0%
Liabilities in excess of other assets	(5.9%)

100.0%

Top Industries †††
Commercial Banks	12.4%
Pharmaceuticals	8.1%
Oil, Gas & Consumable Fuels	5.8%
Insurance	4.7%
Food Products	3.9%
Metals & Mining	3.7%
Automobiles	3.5%
Chemicals	3.4%
Diversified Telecommunication Services	2.7%
Machinery	2.6%
Other Industries*	49.2%

100.0%

Top Holdings †††
Nestle SA	1.8%
HSBC Holdings PLC	1.6%
Roche Holding AG	1.4%
Novartis AG	1.3%
Toyota Motor Corp.	1.2%
Vodafone Group PLC	1.2%
BP PLC	1.1%
Sanofi	1.0%
Royal Dutch Shell PLC	1.0%
GlaxoSmithKline PLC	1.0%
Other Holdings*	87.4%

100.0%

Top Countries †††
Japan	20.5%
United Kingdom	17.4%
Switzerland	8.9%
Australia	8.5%
France	8.4%
Germany	7.6%
Netherlands	4.0%
Sweden	2.9%
Hong Kong	2.7%
Spain	2.6%
Other Countries*	16.5%

100.0%

†	Percentages indicated are based upon net assets as of April 30, 2013.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of April 30, 2013.

*	For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

52

Statement of Investments

April 30, 2013 (Unaudited)

Nationwide International Index Fund

Common Stocks 97.7%

	Shares	Market Value

AUSTRALIA 9.0%
Air Freight & Logistics 0.0%†
Toll Holdings Ltd. (a)	93,307	$552,000

Airlines 0.0%†
Qantas Airways Ltd.*	148,548	292,756

Beverages 0.1%
Coca-Cola Amatil Ltd.	79,425	1,247,733
Treasury Wine Estates Ltd. (a)	91,860	556,758

		1,804,491

Biotechnology 0.3%
CSL Ltd.	70,414	4,601,761

Capital Markets 0.1%
Macquarie Group Ltd.	45,057	1,832,997

Chemicals 0.1%
Incitec Pivot Ltd.	230,903	692,836
Orica Ltd.	51,034	1,210,185

		1,903,021

Commercial Banks 3.3%
Australia & New Zealand Banking Group Ltd.	378,028	12,492,773
Bendigo and Adelaide Bank Ltd. (a)	54,466	625,106
Commonwealth Bank of Australia	223,374	17,025,769
National Australia Bank Ltd.	322,332	11,374,417
Westpac Banking Corp.	428,671	15,037,787

		56,555,852

Commercial Services & Supplies 0.1%
Brambles Ltd.	216,878	1,963,565

Construction & Engineering 0.0%†
Leighton Holdings Ltd.	20,971	435,546

Construction Materials 0.0%†
Boral Ltd.	104,859	544,279

Containers & Packaging 0.1%
Amcor Ltd.	168,355	1,728,984

Diversified Financial Services 0.1%
ASX Ltd.	24,956	973,028

Diversified Telecommunication Services 0.2%
Telstra Corp., Ltd.	606,857	3,134,267

Electric Utilities 0.0%†
SP AusNet	238,266	310,070

Energy Equipment & Services 0.0%†
WorleyParsons Ltd.	29,376	694,498

Food & Staples Retailing 0.8%
Metcash Ltd. (a)	126,683	537,581
Wesfarmers Ltd.	140,151	6,305,160
Woolworths Ltd. (a)	171,578	6,480,371

		13,323,112

Gas Utilities 0.1%
APA Group (a)	117,425	792,998

Common Stocks (continued)

	Shares	Market Value

AUSTRALIA (continued)
Health Care Equipment & Supplies 0.0%†
Cochlear Ltd.	7,953	$544,594

Health Care Providers & Services 0.1%
Ramsay Health Care Ltd. (a)	18,300	607,675
Sonic Healthcare Ltd.	52,565	722,427

		1,330,102

Hotels, Restaurants & Leisure 0.2%
Crown Ltd.	55,808	746,763
Echo Entertainment Group Ltd.	107,945	405,117
Flight Centre Ltd.	7,812	309,290
Tabcorp Holdings Ltd.	99,954	357,795
Tatts Group Ltd.	189,277	641,879

		2,460,844

Information Technology Services 0.0%†
Computershare Ltd.	61,907	637,735

Insurance 0.5%
AMP Ltd.	403,569	2,261,854
Insurance Australia Group Ltd.	290,017	1,751,004
QBE Insurance Group Ltd. (a)	163,866	2,274,289
Suncorp Group Ltd.	179,373	2,415,848

		8,702,995

Metals & Mining 1.3%
Alumina Ltd.*	335,730	335,728
BHP Billiton Ltd.	448,734	15,085,970
Fortescue Metals Group Ltd. (a)	198,888	726,518
Iluka Resources Ltd.	59,178	549,785
Newcrest Mining Ltd.	106,634	1,868,058
OZ Minerals Ltd. (a)	41,487	185,952
Rio Tinto Ltd. (a)	60,692	3,532,136

		22,284,147

Multiline Retail 0.0%†
Harvey Norman Holdings Ltd. (a)	81,377	253,342

Multi-Utilities 0.1%
AGL Energy Ltd.	77,239	1,271,844

Oil, Gas & Consumable Fuels 0.5%
Caltex Australia Ltd. (a)	18,105	404,432
Origin Energy Ltd. (a)	152,030	1,946,346
Santos Ltd. (a)	133,295	1,712,183
Whitehaven Coal Ltd. (a)	70,100	141,898
Woodside Petroleum Ltd.	91,821	3,582,278

		7,787,137

Professional Services 0.0%†
ALS Ltd. (a)	46,208	469,704

Real Estate Investment Trusts (REITs) 0.7%
BGP Holdings PLC* (b)	1,554,139	0
CFS Retail Property Trust Group	277,860	633,163
Dexus Property Group	647,704	774,814
Federation Centres Ltd.	173,865	468,639
Goodman Group	222,110	1,201,445

53

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

AUSTRALIA (continued)
Real Estate Investment Trusts (REITs) (continued)
GPT Group	195,592	$832,156
Mirvac Group	484,868	890,382
Stockland	307,687	1,236,505
Westfield Group	299,165	3,618,744
Westfield Retail Trust	405,042	1,384,960

		11,040,808

Real Estate Management & Development 0.1%
Lend Lease Group	76,413	854,068

Road & Rail 0.1%
Asciano Ltd. (a)	137,280	769,075
Aurizon Holdings Ltd.	244,559	1,052,734

		1,821,809

Transportation Infrastructure 0.1%
Sydney Airport	26,416	94,778
Transurban Group	182,502	1,291,076

		1,385,854

		152,288,208

AUSTRIA 0.3%
Commercial Banks 0.1%
Erste Group Bank AG*	30,547	957,455
Raiffeisen Bank International AG	7,081	249,960

		1,207,415

Diversified Telecommunication Services 0.0%†
Telekom Austria AG	32,611	223,699

Electric Utilities 0.0%†
Verbund AG (a)	9,093	199,067

Insurance 0.0%†
Vienna Insurance Group AG Wiener Versicherung Gruppe	5,793	306,765

Machinery 0.1%
Andritz AG (a)	10,214	665,169

Metals & Mining 0.0%†
Voestalpine AG	15,441
		484,168

Oil, Gas & Consumable Fuels 0.1%
OMV AG	20,939
		983,601

Real Estate Investment Trusts (REITs) 0.0%†
Immoeast AG* (b)	52,445	0

Real Estate Management & Development 0.0%†
Immofinanz AG*	132,637	542,339

		4,612,223

BELGIUM 1.1%
Beverages 0.6%
Anheuser-Busch InBev NV (a)	111,790	10,739,729

Common Stocks (continued)

	Shares	Market Value

BELGIUM (continued)
Chemicals 0.1%
Solvay SA	8,264	$1,210,776
Umicore SA (a)	16,334	757,019

		1,967,795

Commercial Banks 0.1%
KBC Groep NV	33,177	1,298,579

Diversified Financial Services 0.0%†
Groupe Bruxelles Lambert SA (a)	11,051	855,332

Diversified Telecommunication Services 0.0%†
Belgacom SA (a)	21,466	494,211

Food & Staples Retailing 0.1%
Colruyt SA	10,638	537,291
Delhaize Group SA	14,290	894,174

		1,431,465

Insurance 0.1%
Ageas (a)	32,230	1,180,366

Media 0.0%†
Telenet Group Holding NV	6,966	374,628

Pharmaceuticals 0.1%
UCB SA*	15,079	889,937

		19,232,042

BERMUDA 0.1%
Energy Equipment & Services 0.1%
Seadrill Ltd.	49,617	1,911,923

CHINA 0.0%†
Machinery 0.0%†
Yangzijiang Shipbuilding Holdings Ltd. (a)	284,166	220,044

DENMARK 1.1%
Beverages 0.1%
Carlsberg A/S, Class B	14,926	1,387,646

Chemicals 0.1%
Novozymes A/S, Class B	33,964	1,175,533

Commercial Banks 0.1%
Danske Bank A/S*	91,449	1,731,754

Diversified Telecommunication Services 0.0%†
TDC A/S	91,616	743,466

Health Care Equipment & Supplies 0.1%
Coloplast A/S, Class B	16,055	873,677
William Demant Holding A/S*	3,554	284,569

		1,158,246

Insurance 0.0%†
Tryg A/S	3,666	317,744

Marine 0.1%
AP Moeller - Maersk A/S, Class A	77	527,033
AP Moeller - Maersk A/S, Class B	185	1,317,385

		1,844,418

54

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

DENMARK (continued)
Pharmaceuticals 0.6%
Novo Nordisk A/S, Class B	56,687	$9,978,320

Road & Rail 0.0%†
DSV A/S	26,704	672,636

		19,009,763

FINLAND 0.7%
Auto Components 0.1%
Nokian Renkaat OYJ	15,662	680,356

Communications Equipment 0.1%
Nokia OYJ (a)	522,206	1,754,449

Diversified Financial Services 0.0%†
Pohjola Bank PLC, Class A	20,155	343,104

Diversified Telecommunication Services 0.0%†
Elisa OYJ (a)	19,698	373,631

Electric Utilities 0.1%
Fortum OYJ	61,849	1,149,617

Food & Staples Retailing 0.0%†
Kesko OYJ, Class B (a)	9,503	285,322

Insurance 0.1%
Sampo OYJ, Class A	58,429	2,338,030

Machinery 0.2%
Kone OYJ, Class B	21,717	1,919,533
Metso OYJ	18,125	746,794
Wartsila OYJ Abp	23,162	1,138,958

		3,805,285

Oil, Gas & Consumable Fuels 0.0%†
Neste Oil OYJ (a)	16,903	263,954

Paper & Forest Products 0.1%
Stora Enso OYJ, Class R (a)	76,005	530,059
UPM-Kymmene OYJ (a)	71,962	757,594

		1,287,653

Pharmaceuticals 0.0%†
Orion OYJ, Class B	13,417	385,575

		12,666,976

FRANCE 8.8%
Aerospace & Defense 0.4%
European Aeronautic Defence and Space Co. NV	63,146	3,336,108
Safran SA	32,009	1,573,425
Thales SA	12,489	542,670
Zodiac Aerospace	4,712	591,162

		6,043,365

Auto Components 0.1%
Cie Generale des Etablissements Michelin	25,420	2,149,564

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Automobiles 0.1%
Peugeot SA* (a)	31,332	$250,825
Renault SA	26,815	1,850,633

		2,101,458

Beverages 0.2%
Pernod-Ricard SA	29,565	3,662,223
Remy Cointreau SA	3,053	355,400

		4,017,623

Building Products 0.1%
Compagnie de Saint-Gobain	55,588	2,226,240

Chemicals 0.4%
Air Liquide SA	43,439	5,503,557
Arkema SA	8,831	827,887

		6,331,444

Commercial Banks 0.8%
BNP Paribas SA	139,621	7,784,975
Credit Agricole SA*	139,471	1,277,649
Natixis	131,830	577,875
Societe Generale SA*	97,816	3,553,361

		13,193,860

Commercial Services & Supplies 0.1%
Edenred	23,971	798,559
Societe BIC SA	4,012	427,843

		1,226,402

Construction & Engineering 0.2%
Bouygues SA	26,778	748,254
Vinci SA	64,134	3,091,698

		3,839,952

Construction Materials 0.1%
Imerys SA	4,678	308,001
Lafarge SA	26,045	1,686,078

		1,994,079

Diversified Financial Services 0.0%†
Eurazeo	3,878	205,768
Wendel SA	4,594	497,918

		703,686

Diversified Telecommunication Services 0.4%
France Telecom SA	258,427	2,759,842
Iliad SA	3,172	725,190
Vivendi SA	181,236	4,105,337

		7,590,369

Electric Utilities 0.0%†
Electricite de France SA	34,190	765,441

Electrical Equipment 0.5%
Alstom SA	28,762	1,181,202
Legrand SA	33,077	1,543,657
Schneider Electric SA	73,178	5,578,847

		8,303,706

55

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Energy Equipment & Services 0.1%
Compagnie Generale de Geophysique-Veritas*	22,361	$483,727
Technip SA	14,000	1,501,644

		1,985,371

Food & Staples Retailing 0.2%
Carrefour SA	81,384	2,417,034
Casino Guichard Perrachon SA	7,857	849,844

		3,266,878

Food Products 0.4%
Danone SA	80,597	6,146,984

Health Care Equipment & Supplies 0.2%
Essilor International SA	28,062	3,161,815

Hotels, Restaurants & Leisure 0.1%
Accor SA	20,966	694,216
Sodexo	13,139	1,098,809

		1,793,025

Information Technology Services 0.1%
AtoS	7,629	531,465
Cap Gemini SA	20,405	940,795

		1,472,260

Insurance 0.3%
AXA SA	246,227	4,611,000
CNP Assurances	22,507	319,000
SCOR SE	22,902	695,068

		5,625,068

Machinery 0.0%†
Vallourec SA	14,647	702,988

Media 0.2%
Eutelsat Communications SA	18,529	669,506
JCDecaux SA	8,908	245,086
Lagardere SCA	16,585	616,431
Publicis Groupe SA	24,718	1,718,848

		3,249,871

Multiline Retail 0.1%
PPR	10,536	2,320,774

Multi-Utilities 0.3%
GDF Suez	177,905	3,814,337
Suez Environnement Co.	38,998	559,668
Veolia Environnement SA	47,284	654,051

		5,028,056

Oil, Gas & Consumable Fuels 0.9%
Total SA	296,239	14,911,802

Personal Products 0.4%
L’Oreal SA*	33,587	5,994,967

Pharmaceuticals 1.1%
Sanofi	165,967	17,943,620

Common Stocks (continued)

	Shares	Market Value

FRANCE (continued)
Professional Services 0.1%
Bureau Veritas SA	7,780	$953,295

Real Estate Investment Trusts (REITs) 0.3%
Fonciere des Regions	3,804	303,513
Gecina SA	3,031	365,239
ICADE	3,128	289,156
Klepierre	14,191	602,198
Unibail-Rodamco SE	12,814	3,349,766

		4,909,872

Software 0.1%
Dassault Systemes SA	8,759	1,069,276

Textiles, Apparel & Luxury Goods 0.4%
Christian Dior SA	7,611	1,328,422
LVMH Moet Hennessy Louis Vuitton SA	35,381	6,130,987

		7,459,409

Trading Companies & Distributors 0.0%†
Rexel SA	14,852	327,113

Transportation Infrastructure 0.1%
Aeroports de Paris	3,985	360,686
Groupe Eurotunnel SA REG	78,776	660,004

		1,020,690

		149,830,323

GERMANY 7.5%
Air Freight & Logistics 0.2%
Deutsche Post AG REG	126,353	3,003,530

Airlines 0.0%†
Deutsche Lufthansa AG REG	32,226	645,242

Auto Components 0.1%
Continental AG*	15,268	1,816,096

Automobiles 0.7%
Bayerische Motoren Werke AG	46,113	4,264,075
Daimler AG REG	126,281	7,001,654
Volkswagen AG (a)	4,187	815,787

		12,081,516

Capital Markets 0.3%
Deutsche Bank AG REG	129,413	5,957,271

Chemicals 1.1%
BASF SE (a)	127,832	11,966,680
K+S AG REG	23,940	1,059,836
Lanxess AG	11,523	841,540
Linde AG	25,764	4,878,248

		18,746,304

Commercial Banks 0.0%†
Commerzbank AG* (a)	52,337	706,383

Construction & Engineering 0.0%†
Hochtief AG*	4,090	284,566

56

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

GERMANY (continued)
Construction Materials 0.1%
HeidelbergCement AG	19,631	$1,417,130

Diversified Financial Services 0.1%
Deutsche Boerse AG	26,921	1,682,457

Diversified Telecommunication Services 0.3%
Deutsche Telekom AG REG	391,200	4,633,432

Food & Staples Retailing 0.0%†
Metro AG	18,165	567,351

Food Products 0.0%†
Suedzucker AG	9,226	372,204

Health Care Providers & Services 0.3%
Celesio AG	11,369	225,117
Fresenius Medical Care AG & Co. KGaA	29,612	2,040,142
Fresenius SE & Co. KGaA	17,355	2,177,234

		4,442,493

Household Products 0.1%
Henkel AG & Co. KGaA	18,133	1,421,328

Industrial Conglomerates 0.7%
Siemens AG REG	116,179	12,139,195

Insurance 0.9%
Allianz SE REG (a)	63,377	9,374,759
Hannover Rueckversicherung SE REG	8,441	714,160
Muenchener Rueckversicherungs AG REG (a)	24,976	5,002,851

		15,091,770

Internet Software & Services 0.0%†
United Internet AG REG	12,787	351,095

Machinery 0.1%
GEA Group AG	24,853	842,163
MAN SE*	5,914	663,521

		1,505,684

Media 0.1%
Axel Springer AG (a)	5,446	229,813
Kabel Deutschland Holding AG	12,344	1,171,811

		1,401,624

Metals & Mining 0.1%
Salzgitter AG (a)	5,382	211,842
ThyssenKrupp AG*	53,800	975,324

		1,187,166

Multi-Utilities 0.4%
E.ON SE (a)	250,816	4,554,956
RWE AG	68,207	2,458,130

		7,013,086

Personal Products 0.1%
Beiersdorf AG (a)	14,053	1,272,953

Common Stocks (continued)

	Shares	Market Value

GERMANY (continued)
Pharmaceuticals 0.8%
Bayer AG REG (a)	115,098	$12,033,092
Merck KGaA (a)	9,016	1,373,557

		13,406,649

Semiconductors & Semiconductor Equipment 0.1%
Infineon Technologies AG	151,756	1,200,411

Software 0.6%
SAP AG	128,229	10,222,665

Textiles, Apparel & Luxury Goods 0.2%
Adidas AG (a)	29,156	3,048,761
Hugo Boss AG	3,310	385,778

		3,434,539

Trading Companies & Distributors 0.1%
Brenntag AG	7,242	1,236,652

Transportation Infrastructure 0.0%†
Fraport AG Frankfurt Airport Services Worldwide (a)	4,937	295,390

		127,536,182

GREECE 0.1%
Beverages 0.1%
Coca Cola Hellenic Bottling Co. SA*	28,318	698,505

Hotels, Restaurants & Leisure 0.0%†
OPAP SA	30,891	304,510

		1,003,015

GUERNSEY, CHANNEL ISLANDS 0.0%†
Insurance 0.0%†
Resolution Ltd.	194,671	799,439

HONG KONG 2.9%
Airlines 0.0%†
Cathay Pacific Airways Ltd.	177,000	311,983

Commercial Banks 0.3%
Bank of East Asia Ltd.	171,550	706,828
BOC Hong Kong Holdings Ltd.	516,600	1,780,298
Hang Seng Bank Ltd.	106,700	1,787,271
Wing Hang Bank Ltd.	26,500	278,758

		4,553,155

Distributors 0.1%
Li & Fung Ltd.	827,200	1,073,589

Diversified Financial Services 0.2%
First Pacific Co., Ltd.	294,000	407,181
Hong Kong Exchanges and Clearing Ltd. (a)	145,200	2,448,880

		2,856,061

Diversified Telecommunication Services 0.0%†
HKT Trust/HKT Ltd.	319,000	335,154
PCCW Ltd.	548,000	279,227

		614,381

57

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

HONG KONG (continued)
Electric Utilities 0.3%
Cheung Kong Infrastructure Holdings Ltd.	72,500	$526,510
CLP Holdings Ltd.	247,000	2,178,641
Power Assets Holdings Ltd.	194,800	1,904,913

		4,610,064

Gas Utilities 0.1%
Hong Kong & China Gas Co., Ltd.	719,558	2,167,399

Hotels, Restaurants & Leisure 0.2%
Galaxy Entertainment Group Ltd.* (a)	288,000	1,292,951
Shangri-La Asia Ltd.	215,333	417,186
SJM Holdings Ltd.	270,000	681,648

		2,391,785

Industrial Conglomerates 0.2%
Hopewell Holdings Ltd.	76,569	296,379
Hutchison Whampoa Ltd.	297,500	3,236,569
NWS Holdings Ltd.	191,500	342,391

		3,875,339

Insurance 0.4%
AIA Group Ltd.	1,671,800	7,436,934

Marine 0.0%†
Orient Overseas International Ltd. (a)	33,938	202,007

Real Estate Investment Trusts (REITs) 0.1%
Link REIT (The)	318,051	1,802,966

Real Estate Management & Development 0.9%
Cheung Kong Holdings Ltd.	194,000	2,927,792
Hang Lung Properties Ltd.	311,000	1,210,937
Henderson Land Development Co., Ltd.	135,800	985,441
Hysan Development Co., Ltd.	91,673	455,274
Kerry Properties Ltd.	101,500	460,545
New World Development Co., Ltd.	519,018	907,291
Sino Land Co., Ltd.	418,200	689,165
Sun Hung Kai Properties Ltd.	218,700	3,162,421
Swire Pacific Ltd., Class A	94,500	1,202,530
Swire Properties Ltd.	166,000	593,505
Wharf Holdings Ltd.	211,270	1,887,085
Wheelock & Co., Ltd.	128,000	713,284

		15,195,270

Road & Rail 0.1%
MTR Corp., Ltd.	205,714	849,156

Semiconductors & Semiconductor Equipment 0.0%†
ASM Pacific Technology Ltd.	27,100	279,832

Textiles, Apparel & Luxury Goods 0.0%†
Yue Yuen Industrial Holdings Ltd.	103,000	356,963

Trading Companies & Distributors 0.0%†
Noble Group Ltd.	540,014	495,351

		49,072,235

Common Stocks (continued)

	Shares	Market Value

IRELAND 0.6%
Airlines 0.0%†
Ryanair Holdings PLC	26,414	$205,561

Biotechnology 0.1%
Elan Corp. PLC*	71,628	829,105

Commercial Banks 0.0%†
Irish Bank Resolution Corp., Ltd.* (b)	122,522	0

Construction Materials 0.2%
CRH PLC	99,849	2,150,110
James Hardie Industries PLC, CDI	61,354	646,244

		2,796,354

Food Products 0.1%
Kerry Group PLC, Class A	20,755	1,227,538

Pharmaceuticals 0.1%
Shire PLC	78,196	2,437,524

Professional Services 0.1%
Experian PLC	140,245	2,467,573

		9,963,655

ISRAEL 0.5%
Chemicals 0.1%
Israel Chemicals Ltd.	63,284	754,124
Israel Corp., Ltd. (The)*	345	222,161

		976,285

Commercial Banks 0.1%
Bank Hapoalim BM*	147,960	688,274
Bank Leumi Le-Israel BM*	174,122	618,903
Mizrahi Tefahot Bank Ltd.*	18,702	191,330

		1,498,507

Diversified Telecommunication Services 0.0%†
Bezeq The Israeli Telecommunication Corp., Ltd.	284,327	412,989

Oil, Gas & Consumable Fuels 0.0%†
Delek Group Ltd.	608	160,301

Pharmaceuticals 0.3%
Teva Pharmaceutical Industries Ltd.	124,429	4,777,272

Semiconductors & Semiconductor Equipment 0.0%†
Mellanox Technologies Ltd.*	4,954	259,526

Software 0.0%†
NICE Systems Ltd.*	7,901	280,257

		8,365,137

ITALY 2.0%
Aerospace & Defense 0.0%†
Finmeccanica SpA*	54,315	282,932

Auto Components 0.0%†
Pirelli & C. SpA	34,045	354,103

Automobiles 0.0%†
Fiat SpA*	124,273	744,697

58

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

ITALY (continued)
Capital Markets 0.0%†
Mediobanca SpA	72,914	$464,071

Commercial Banks 0.4%
Banca Monte dei Paschi di Siena SpA* (a)	882,045	248,912
Banco Popolare Societa Cooperativa*	249,867	360,950
Intesa Sanpaolo SpA	1,401,176	2,544,700
Intesa Sanpaolo SpA — RSP	120,503	189,110
UniCredit SpA* (a)	564,413	2,949,984
Unione di Banche Italiane SCPA	117,855	492,896

		6,786,552

Diversified Financial Services 0.0%†
Exor SpA	9,449	286,307

Diversified Telecommunication Services 0.1%
Telecom Italia SpA	1,299,874	1,104,115
Telecom Italia SpA — RSP (a)	857,384	595,471

		1,699,586

Electric Utilities 0.3%
Enel SpA	916,965	3,546,252
Terna Rete Elettrica Nazionale SpA	184,971	865,782

		4,412,034

Electrical Equipment 0.0%†
Prysmian SpA	28,793	581,176

Energy Equipment & Services 0.1%
Saipem SpA	36,587	1,038,201

Gas Utilities 0.1%
Snam SpA	233,157	1,147,395

Independent Power Producers & Energy Traders 0.0%†
Enel Green Power SpA	248,339	529,761

Insurance 0.2%
Assicurazioni Generali SpA	162,717	2,988,422

Machinery 0.1%
Fiat Industrial SpA (a)	119,426	1,348,594

Oil, Gas & Consumable Fuels 0.5%
Eni SpA	354,125	8,451,689

Textiles, Apparel & Luxury Goods 0.1%
Luxottica Group SpA	23,366	1,210,225

Transportation Infrastructure 0.1%
Atlantia SpA	47,072	841,578

		33,167,323

JAPAN 21.7%
Air Freight & Logistics 0.1%
Yamato Holdings Co., Ltd.	53,500	1,032,013

Airlines 0.0%†
ANA Holdings, Inc.	163,000	355,020
Japan Airlines Co., Ltd.	8,587	436,056

		791,076

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Auto Components 0.6%
Aisin Seiki Co., Ltd.	26,200	$945,736
Bridgestone Corp.	90,300	3,408,230
Denso Corp.	67,500	3,026,744
Koito Manufacturing Co., Ltd.	14,000	270,840
NGK Spark Plug Co., Ltd.	24,000	404,611
NHK Spring Co., Ltd.	20,400	220,821
NOK Corp.	13,600	196,121
Stanley Electric Co., Ltd.	20,100	385,509
Sumitomo Rubber Industries Ltd.	22,900	422,851
Toyoda Gosei Co., Ltd.	9,600	249,147
Toyota Boshoku Corp.	8,600	123,613
Toyota Industries Corp.	23,000	941,802

		10,596,025

Automobiles 2.5%
Daihatsu Motor Co., Ltd.	27,000	535,593
Fuji Heavy Industries Ltd.	83,000	1,566,665
Honda Motor Co., Ltd.	227,000	9,057,859
Isuzu Motors Ltd.	163,000	1,086,286
Mazda Motor Corp.*	374,300	1,282,516
Mitsubishi Motors Corp.*	536,000	633,165
Nissan Motor Co., Ltd.	346,400	3,613,752
Suzuki Motor Corp.	50,700	1,302,797
Toyota Motor Corp.	383,900	22,280,732
Yamaha Motor Co., Ltd.	38,600	538,487

		41,897,852

Beverages 0.2%
Asahi Group Holdings Ltd.	54,000	1,342,849
Coca-Cola West Co., Ltd.	8,900	165,530
Kirin Holdings Co., Ltd.	122,000	2,134,875

		3,643,254

Building Products 0.2%
Asahi Glass Co., Ltd.	138,600	1,089,010
Daikin Industries Ltd.	32,500	1,305,109
LIXIL Group Corp.	38,000	854,292
TOTO Ltd.	41,200	427,298

		3,675,709

Capital Markets 0.4%
Daiwa Securities Group, Inc.	231,200	2,051,357
Nomura Holdings, Inc.	506,100	4,136,206
SBI Holdings, Inc.	33,570	650,286

		6,837,849

Chemicals 0.9%
Air Water, Inc.	20,000	323,845
Asahi Kasei Corp.	174,200	1,171,034
Daicel Corp.	38,000	306,691
Denki Kagaku Kogyo KK	60,000	219,507
Hitachi Chemical Co., Ltd.	15,600	244,556
JSR Corp.	24,800	570,897
Kaneka Corp.	41,500	250,002

59

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Chemicals (continued)
Kansai Paint Co., Ltd.	30,000	$384,956
Kuraray Co., Ltd.	48,200	732,004
Mitsubishi Chemical Holdings Corp.	193,000	941,285
Mitsubishi Gas Chemical Co., Inc.	53,000	405,209
Mitsui Chemicals, Inc. (a)	130,100	301,082
Nitto Denko Corp.	23,010	1,511,746
Shin-Etsu Chemical Co., Ltd.	57,200	3,855,989
Showa Denko KK	213,000	343,940
Sumitomo Chemical Co., Ltd.	209,200	700,544
Taiyo Nippon Sanso Corp.	36,000	239,211
Teijin Ltd.	124,800	300,674
Toray Industries, Inc.	204,300	1,436,336
Ube Industries Ltd.	140,000	283,067

		14,522,575

Commercial Banks 2.4%
Aozora Bank Ltd.	149,000	466,832
Bank of Kyoto Ltd. (The)	45,000	473,454
Bank of Yokohama Ltd. (The)	166,000	1,009,904
Chiba Bank Ltd. (The)	107,300	833,147
Chugoku Bank Ltd. (The)	25,000	435,899
Fukuoka Financial Group, Inc.	108,600	555,567
Gunma Bank Ltd. (The)	54,000	343,536
Hachijuni Bank Ltd. (The)	58,000	394,886
Hiroshima Bank Ltd. (The)	71,000	374,284
Iyo Bank Ltd. (The)	34,000	356,103
Joyo Bank Ltd. (The)	91,000	559,376
Mitsubishi UFJ Financial Group, Inc.	1,773,684	12,034,171
Mizuho Financial Group, Inc.	3,181,419	7,000,578
Nishi-Nippon City Bank Ltd. (The)	103,000	343,608
Resona Holdings, Inc.	262,701	1,402,226
Seven Bank Ltd. (a)	71,200	252,826
Shinsei Bank Ltd.	208,000	583,794
Shizuoka Bank Ltd. (The)	74,000	905,789
Sumitomo Mitsui Financial Group, Inc.	187,105	8,843,959
Sumitomo Mitsui Trust Holdings, Inc.	434,769	2,184,936
Suruga Bank Ltd.	25,000	442,303
Yamaguchi Financial Group, Inc.	32,000	347,516

		40,144,694

Commercial Services & Supplies 0.2%
Dai Nippon Printing Co., Ltd.	78,700	770,602
Park24 Co., Ltd.	13,900	280,474
Secom Co., Ltd.	29,300	1,634,183
Toppan Printing Co., Ltd.	76,000	579,080

		3,264,339

Computers & Peripherals 0.3%
Fujitsu Ltd.	259,100	1,088,240
NEC Corp.	363,000	943,003
Toshiba Corp.	559,700	3,086,284

		5,117,527

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Construction & Engineering 0.2%
Chiyoda Corp.	22,000	$226,181
JGC Corp.	29,000	859,310
Kajima Corp.	117,800	376,148
Kinden Corp.	20,000	145,912
Obayashi Corp.	89,500	550,664
Shimizu Corp.	82,000	330,035
Taisei Corp.	143,000	477,625

		2,965,875

Construction Materials 0.0%†
Taiheiyo Cement Corp. (a)	150,000	389,567

Consumer Finance 0.1%
Acom Co., Ltd.* (a)	5,660	231,909
AEON Financial Service Co., Ltd. (a)	8,900	266,831
Credit Saison Co., Ltd.	21,900	640,610

		1,139,350

Containers & Packaging 0.0%†
Toyo Seikan Group Holdings Ltd.	20,900	286,420

Diversified Consumer Services 0.0%†
Benesse Holdings, Inc.	9,400	416,608

Diversified Financial Services 0.2%
Japan Exchange Group, Inc. (a)	7,100	871,526
Mitsubishi UFJ Lease & Finance Co., Ltd.	81,700	461,491
ORIX Corp. (a)	146,200	2,243,338

		3,576,355

Diversified Telecommunication Services 0.2%
Nippon Telegraph & Telephone Corp.	60,854	3,026,279

Electric Utilities 0.4%
Chubu Electric Power Co., Inc.	89,500	1,158,671
Chugoku Electric Power Co., Inc. (The)	41,500	595,666
Hokkaido Electric Power Co., Inc.*	24,000	304,530
Hokuriku Electric Power Co.	22,700	334,787
Kansai Electric Power Co., Inc. (The)*	107,000	1,307,256
Kyushu Electric Power Co., Inc.*	59,200	817,752
Shikoku Electric Power Co., Inc.*	22,100	400,603
Tohoku Electric Power Co., Inc.*	63,100	675,832
Tokyo Electric Power Co., Inc.*	195,300	864,515

		6,459,612

Electrical Equipment 0.4%
Fuji Electric Co., Ltd.	75,200	257,303
Furukawa Electric Co., Ltd.	94,300	238,633
GS Yuasa Corp. (a)	48,000	203,491
Mabuchi Motor Co., Ltd.	3,800	206,332
Mitsubishi Electric Corp.	267,600	2,551,135
Nidec Corp. (a)	14,900	1,013,292
Sumitomo Electric Industries Ltd.	105,000	1,396,360
Ushio, Inc.	14,400	146,723

		6,013,269

60

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Electronic Equipment, Instruments & Components 1.0%
Citizen Holdings Co., Ltd.	36,200	$214,159
FUJIFILM Holdings Corp.	64,600	1,327,112
Hamamatsu Photonics KK	9,600	395,805
Hirose Electric Co., Ltd.	4,000	575,158
Hitachi High-Technologies Corp.	8,300	207,345
Hitachi Ltd.	646,300	4,130,403
HOYA Corp.	60,500	1,212,199
Ibiden Co., Ltd.	16,200	283,968
Keyence Corp.	6,368	2,020,860
Kyocera Corp.	21,100	2,146,347
Murata Manufacturing Co., Ltd.	28,300	2,304,576
Nippon Electric Glass Co., Ltd.	56,000	285,836
Omron Corp.	28,400	897,153
Shimadzu Corp.	36,000	263,050
TDK Corp. (a)	17,300	632,604
Yaskawa Electric Corp.	30,000	367,071
Yokogawa Electric Corp.	28,700	291,851

		17,555,497

Food & Staples Retailing 0.4%
Aeon Co., Ltd. (a)	82,700	1,170,813
FamilyMart Co., Ltd.	7,900	361,034
Lawson, Inc. (a)	8,400	661,368
Seven & I Holdings Co., Ltd.	105,000	4,038,948

		6,232,163

Food Products 0.3%
Ajinomoto Co., Inc.	89,000	1,221,473
CALBEE, Inc.	2,300	227,394
Kikkoman Corp.	23,000	436,562
MEIJI Holdings Co., Ltd.	8,099	365,622
Nippon Meat Packers, Inc.	25,000	383,923
Nisshin Seifun Group, Inc.	26,400	341,095
Nissin Foods Holdings Co., Ltd.	8,000	358,839
Toyo Suisan Kaisha Ltd.	11,400	387,435
Yakult Honsha Co., Ltd. (a)	13,500	588,444
Yamazaki Baking Co., Ltd.	15,100	197,606

		4,508,393

Gas Utilities 0.2%
Osaka Gas Co., Ltd.	258,900	1,122,079
Toho Gas Co., Ltd. (a)	56,000	333,890
Tokyo Gas Co., Ltd.	337,400	1,925,930

		3,381,899

Health Care Equipment & Supplies 0.1%
Olympus Corp.*	30,400	763,276
Sysmex Corp.	10,100	651,354
Terumo Corp.	20,800	1,033,353

		2,447,983

Health Care Providers & Services 0.1%
Alfresa Holdings Corp.	5,700	339,114
Medipal Holdings Corp.	21,500	337,337

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Health Care Providers & Services (continued)
Miraca Holdings, Inc.	7,900	$393,948
Suzuken Co., Ltd.	9,800	381,617

		1,452,016

Health Care Technology 0.0%†
M3, Inc.	90	203,563

Hotels, Restaurants & Leisure 0.1%
McDonald’s Holdings Co., (Japan) Ltd.	9,624	280,713
Oriental Land Co., Ltd.	7,000	1,131,694

		1,412,407

Household Durables 0.4%
Casio Computer Co., Ltd.	32,100	265,958
Panasonic Corp.*	307,802	2,218,293
Rinnai Corp.	4,500	357,821
Sekisui Chemical Co., Ltd.	59,000	742,960
Sekisui House Ltd.	75,300	1,128,697
Sharp Corp.* (a)	136,900	475,328
Sony Corp.	140,100	2,302,963

		7,492,020

Household Products 0.1%
Unicharm Corp.	16,200	1,047,515

Independent Power Producers & Energy Traders 0.0%†
Electric Power Development Co., Ltd.	16,000	456,960

Information Technology Services 0.1%
Itochu Techno-Solutions Corp.	3,400	161,797
Nomura Research Institute Ltd.	13,700	412,682
NTT Data Corp.	176	557,231
Otsuka Corp.	2,400	248,795

		1,380,505

Insurance 0.5%
Dai-ichi Life Insurance Co., Ltd. (The)	1,186	1,634,864
MS&AD Insurance Group Holdings	70,755	1,898,405
NKSJ Holdings, Inc.	51,925	1,317,916
Sony Financial Holdings, Inc.	24,400	344,701
T&D Holdings, Inc.	79,700	928,365
Tokio Marine Holdings, Inc.	96,600	3,069,917

		9,194,168

Internet & Catalog Retail 0.1%
Rakuten, Inc.	100,000	1,066,635

Internet Software & Services 0.1%
Dena Co., Ltd. (a)	14,500	413,048
Gree, Inc. (a)	12,500	160,219
Yahoo Japan Corp.	2,068	1,039,149

		1,612,416

Leisure Equipment & Products 0.2%
Namco Bandai Holdings, Inc.	24,449	445,618
Nikon Corp.	47,300	1,029,538
Sankyo Co., Ltd.	7,300	332,715

61

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Leisure Equipment & Products (continued)
Sega Sammy Holdings, Inc.	27,800	$730,405
Shimano, Inc.	10,500	914,600
Yamaha Corp.	23,300	249,859

		3,702,735

Machinery 1.2%
Amada Co., Ltd.	47,000	377,140
FANUC Corp.	26,700	4,030,423
Hino Motors Ltd.	35,000	534,621
Hitachi Construction Machinery Co., Ltd.	14,600	347,312
IHI Corp.	184,000	686,125
Japan Steel Works Ltd. (The)	44,000	223,538
JTEKT Corp.	29,900	304,871
Kawasaki Heavy Industries Ltd.	195,200	622,479
Komatsu Ltd.	130,200	3,567,216
Kubota Corp.	154,100	2,213,449
Kurita Water Industries Ltd.	15,500	318,198
Makita Corp.	15,700	957,669
Mitsubishi Heavy Industries Ltd.	419,200	2,890,825
Nabtesco Corp. (a)	15,200	335,424
NGK Insulators Ltd.	36,000	435,137
NSK Ltd.	60,400	488,608
SMC Corp.	7,400	1,483,497
Sumitomo Heavy Industries Ltd.	75,000	333,956
THK Co., Ltd.	16,300	343,298

		20,493,786

Marine 0.1%
Mitsui OSK Lines Ltd.*	151,000	628,814
Nippon Yusen KK	220,400	575,367

		1,204,181

Media 0.1%
Dentsu, Inc.	25,461	885,112
Hakuhodo DY Holdings, Inc.	3,420	281,854
Toho Co., Ltd.	15,400	342,417

		1,509,383

Metals & Mining 0.4%
Daido Steel Co., Ltd.	44,000	239,817
Hitachi Metals Ltd.	24,000	248,125
JFE Holdings, Inc.	66,200	1,437,330
Kobe Steel Ltd.*	349,000	455,821
Maruichi Steel Tube Ltd.	5,900	149,196
Mitsubishi Materials Corp.	156,000	447,472
Nippon Steel & Sumitomo Metal Corp.	1,060,065	2,823,458
Sumitomo Metal Mining Co., Ltd.	74,000	1,035,950
Yamato Kogyo Co., Ltd.	6,500	214,984

		7,052,153

Multiline Retail 0.2%
Don Quijote Co., Ltd.	7,700	419,573
Isetan Mitsukoshi Holdings Ltd.	49,278	785,387

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Multiline Retail (continued)
J. Front Retailing Co., Ltd.	67,200	$564,565
Marui Group Co., Ltd.	30,700	356,356
Takashimaya Co., Ltd.	35,000	413,713

		2,539,594

Office Electronics 0.4%
Brother Industries Ltd.	32,100	367,100
Canon, Inc.	157,900	5,678,797
Konica Minolta, Inc.	65,900	465,575
Ricoh Co., Ltd.	90,200	1,003,664

		7,515,136

Oil, Gas & Consumable Fuels 0.3%
Cosmo Oil Co., Ltd.*	82,000	195,841
Idemitsu Kosan Co., Ltd.	3,000	253,800
INPEX Corp.	308	1,490,507
Japan Petroleum Exploration Co.	4,400	174,714
JX Holdings, Inc.	313,217	1,700,724
Showa Shell Sekiyu KK	29,100	233,559
TonenGeneral Sekiyu KK	39,000	394,111

		4,443,256

Paper & Forest Products 0.0%†
Nippon Paper Industries Co., Ltd .* (a)	12,937	193,780
Oji Holdings Corp. (a)	108,000	385,494

		579,274

Personal Products 0.2%
Kao Corp.	72,900	2,520,740
Shiseido Co., Ltd.	51,000	730,287

		3,251,027

Pharmaceuticals 1.2%
Astellas Pharma, Inc.	62,000	3,613,674
Chugai Pharmaceutical Co., Ltd.	31,500	784,265
Daiichi Sankyo Co., Ltd.	94,000	1,839,272
Dainippon Sumitomo Pharma Co., Ltd.	21,900	402,245
Eisai Co., Ltd. (a)	35,200	1,606,323
Hisamitsu Pharmaceutical Co., Inc.	8,600	505,670
Kyowa Hakko Kirin Co., Ltd.	37,000	454,155
Mitsubishi Tanabe Pharma Corp.	31,300	476,115
Ono Pharmaceutical Co., Ltd.	11,700	771,649
Otsuka Holdings Co., Ltd.	50,600	1,824,752
Santen Pharmaceutical Co., Ltd.	10,400	522,028
Shionogi & Co., Ltd.	42,000	1,033,072
Taisho Pharmaceutical Holdings Co., Ltd.	5,070	375,910
Takeda Pharmaceutical Co., Ltd.	110,000	6,039,194
Tsumura & Co.	9,000	294,081

		20,542,405

Real Estate Investment Trusts (REITs) 0.2%
Japan Prime Realty Investment Corp.	111	407,896
Japan Real Estate Investment Corp.	76	1,020,939
Japan Retail Fund Investment Corp.	262	621,066

62

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Real Estate Investment Trusts (REITs) (continued)
Nippon Building Fund, Inc.	87	$1,253,525
Nomura Real Estate Office Fund, Inc. (a)	41	261,969

		3,565,395

Real Estate Management & Development 1.0%
Aeon Mall Co., Ltd.	10,000	321,958
Daito Trust Construction Co., Ltd.	10,300	998,699
Daiwa House Industry Co., Ltd.	70,000	1,582,146
Hulic Co., Ltd.	33,000	366,995
Mitsubishi Estate Co., Ltd.	174,600	5,686,919
Mitsui Fudosan Co., Ltd.	116,700	3,971,654
Nomura Real Estate Holdings, Inc.	14,300	384,439
NTT Urban Development Corp.	182	269,844
Sumitomo Realty & Development Co., Ltd.	49,000	2,315,806
Tokyu Land Corp.	58,000	713,114

		16,611,574

Road & Rail 0.9%
Central Japan Railway Co.	20,100	2,424,127
East Japan Railway Co.	47,390	4,000,511
Hankyu Hanshin Holdings, Inc.	163,000	1,055,466
Keikyu Corp.	65,000	719,311
Keio Corp.	80,400	691,586
Keisei Electric Railway Co., Ltd.	39,000	412,339
Kintetsu Corp.	222,500	1,125,451
Nippon Express Co., Ltd.	117,500	611,579
Odakyu Electric Railway Co., Ltd.	89,100	1,073,031
Tobu Railway Co., Ltd.	145,000	842,919
Tokyu Corp.	160,900	1,275,958
West Japan Railway Co.	23,500	1,136,985

		15,369,263

Semiconductors & Semiconductor Equipment 0.1%
Advantest Corp.	20,700	310,144
Rohm Co., Ltd.	13,100	463,106
Sumco Corp.	17,100	179,498
Tokyo Electron Ltd.	23,800	1,218,184

		2,170,932

Software 0.2%
Konami Corp.	15,000	342,174
Nexon Co., Ltd.	16,900	205,186
Nintendo Co., Ltd.	14,900	1,644,552
Oracle Corp. Japan	5,400	231,341
Trend Micro, Inc.	14,500	406,534

		2,829,787

Specialty Retail 0.3%
ABC-Mart, Inc.	4,100	153,587
Fast Retailing Co., Ltd.	7,300	2,677,013
Nitori Holdings Co., Ltd.	4,700	354,580
Sanrio Co., Ltd. (a)	6,100	306,288
Shimamura Co., Ltd.	3,100	391,783

Common Stocks (continued)

	Shares	Market Value

JAPAN (continued)
Specialty Retail (continued)
USS Co., Ltd.	3,060	$392,551
Yamada Denki Co., Ltd. (a)	12,100	583,928

		4,859,730

Textiles, Apparel & Luxury Goods 0.0% †
Asics Corp.	22,400	404,380

Tobacco 0.3%
Japan Tobacco, Inc.	153,300	5,794,930

Trading Companies & Distributors 0.8%
ITOCHU Corp.	209,000	2,591,485
Marubeni Corp.	231,000	1,658,175
Mitsubishi Corp.	195,800	3,524,843
Mitsui & Co., Ltd.	242,100	3,335,330
Sojitz Corp.	187,167	293,867
Sumitomo Corp.	155,500	1,946,710
Toyota Tsusho Corp.	30,000	835,546

		14,185,956

Transportation Infrastructure 0.0%†
Kamigumi Co., Ltd.	33,000	309,432
Mitsubishi Logistics Corp.	16,400	293,182

		602,614

Wireless Telecommunication Services 0.8%
KDDI Corp.	75,000	3,606,550
NTT DoCoMo, Inc.	2,129	3,525,407
Softbank Corp.	131,500	6,521,603

		13,653,560

		368,121,439

JERSEY, CHANNEL ISLANDS 0.1%
Metals & Mining 0.1%
Randgold Resources Ltd.	12,060	975,687

LUXEMBOURG 0.3%
Energy Equipment & Services 0.1%
Tenaris SA	65,915	1,469,536

Media 0.1%
SES, FDR(a)	41,953	1,308,468

Metals & Mining 0.1%
ArcelorMittal	131,999	1,631,591

Wireless Telecommunication Services 0.0% †
Millicom International Cellular SA, SDR	8,957	735,676

		5,145,271

MACAU 0.2%
Hotels, Restaurants & Leisure 0.2%
MGM China Holdings Ltd.	129,600	305,932
Sands China Ltd.	337,100	1,772,459
Wynn Macau Ltd.*	217,600	661,822

		2,740,213

63

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

MEXICO 0.0%†
Metals & Mining 0.0%†
Fresnillo PLC (a)	25,495	$460,818

NETHERLANDS 4.2%
Air Freight & Logistics 0.0%†
TNT Express NV	45,326	348,256

Beverages 0.2%
Heineken Holding NV (a)	14,235	857,761
Heineken NV (a)	31,937	2,260,333

		3,118,094

Chemicals 0.2%
Akzo Nobel NV	33,127	1,997,902
Koninklijke DSM NV	21,520	1,387,087

		3,384,989

Computers & Peripherals 0.1%
Gemalto NV	10,967	896,043

Construction & Engineering 0.0%†
Koninklijke Boskalis Westminster NV	9,899	412,973

Diversified Financial Services 0.3%
ING Groep NV, CVA*	533,426	4,394,279

Diversified Telecommunication Services 0.1%
Koninklijke KPN NV (a)	144,192	302,145
Ziggo NV	17,031	609,046

		911,191

Energy Equipment & Services 0.0%†
Fugro NV, CVA	9,774	564,705

Food & Staples Retailing 0.1%
Koninklijke Ahold NV (a)	140,314	2,216,569

Food Products 0.7%
D.E Master Blenders 1753 NV*	81,805	1,297,107
Unilever NV, CVA	226,752	9,662,205

		10,959,312

Industrial Conglomerates 0.2%
Koninklijke Philips Electronics NV	132,861	3,677,334

Insurance 0.1%
Aegon NV	240,777	1,608,329
Delta Lloyd NV	19,620	377,260

		1,985,589

Life Sciences Tools & Services 0.0%†
QIAGEN NV*	32,916	652,469

Media 0.2%
Reed Elsevier NV (a)	96,016	1,558,419
Wolters Kluwer NV (a)	43,036	952,324

		2,510,743

Oil, Gas & Consumable Fuels 1.8%
Royal Dutch Shell PLC, Class A	517,110	17,605,154
Royal Dutch Shell PLC, Class B	366,135	12,843,078

		30,448,232

Common Stocks (continued)

	Shares	Market Value

NETHERLANDS (continued)
Professional Services 0.0%†
Randstad Holding NV	16,739	$697,755

Real Estate Investment Trusts (REITs) 0.0%†
Corio NV	9,667	447,713

Semiconductors & Semiconductor Equipment 0.2%
ASML Holding NV (a)	43,873	3,264,717

Transportation Infrastructure 0.0%†
Koninklijke Vopak NV (a)	9,942	550,563

		71,441,526

NEW ZEALAND 0.1%
Construction Materials 0.1%
Fletcher Building Ltd.	95,168	721,989

Diversified Telecommunication Services 0.0%†
Telecom Corp. of New Zealand Ltd.	268,782	600,193

Electric Utilities 0.0%†
Contact Energy Ltd. (a)	51,208	231,754

Hotels, Restaurants & Leisure 0.0%†
SKYCITY Entertainment Group Ltd.	86,262	329,964

Transportation Infrastructure 0.0%†
Auckland International Airport Ltd.	127,843	339,824

		2,223,724

NORWAY 0.7%
Chemicals 0.1%
Yara International ASA	26,095	1,225,785

Commercial Banks 0.1%
DNB ASA* (a)	136,263	2,231,377

Diversified Telecommunication Services 0.1%
Telenor ASA	97,871	2,205,518

Energy Equipment & Services 0.0%†
Aker Solutions ASA	22,892	320,394

Food Products 0.1%
Orkla ASA	105,705	953,175

Insurance 0.0%†
Gjensidige Forsikring ASA (a)	28,022	451,909

Metals & Mining 0.1%
Norsk Hydro ASA	131,370	618,702

Oil, Gas & Consumable Fuels 0.2%
Statoil ASA	155,446	3,805,532

		11,812,392

PORTUGAL 0.2%
Commercial Banks 0.0%†
Banco Espirito Santo SA REG*	273,932	313,870

Diversified Telecommunication Services 0.0%†
Portugal Telecom SGPS SA REG (a)	85,880	448,106

Electric Utilities 0.1%
EDP — Energias de Portugal SA	272,031	934,971

64

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

PORTUGAL (continued)
Food & Staples Retailing 0.1%
Jeronimo Martins SGPS SA	30,610	$730,117

Oil, Gas & Consumable Fuels 0.0%†
Galp Energia SGPS SA, Class B	33,048	529,651

		2,956,715

SINGAPORE 1.7%
Aerospace & Defense 0.1%
Singapore Technologies Engineering Ltd.	214,000	765,916

Airlines 0.0%†
Singapore Airlines Ltd.	75,613	682,793

Commercial Banks 0.6%
DBS Group Holdings Ltd.	253,050	3,451,923
Oversea-Chinese Banking Corp., Ltd.	360,600	3,183,373
United Overseas Bank Ltd.	177,500	3,084,470

		9,719,766

Distributors 0.0%†
Jardine Cycle & Carriage Ltd.	14,604	578,823

Diversified Financial Services 0.1%
Singapore Exchange Ltd.	120,900	736,199

Diversified Telecommunication Services 0.2%
Singapore Telecommunications Ltd.	1,111,003	3,548,881

Food & Staples Retailing 0.0%†
Olam International Ltd. (a)	237,500	324,542

Food Products 0.1%
Golden Agri-Resources Ltd.	929,771	400,658
Wilmar International Ltd.	271,158	736,062

		1,136,720

Hotels, Restaurants & Leisure 0.1%
Genting Singapore PLC	845,217	1,056,266

Industrial Conglomerates 0.1%
Keppel Corp., Ltd. (a)	201,600	1,758,505
SembCorp Industries Ltd.	138,243	561,774

		2,320,279

Machinery 0.0%†
SembCorp Marine Ltd. (a)	117,200	411,744

Media 0.1%
Singapore Press Holdings Ltd. (a)	196,500	712,127

Real Estate Investment Trusts (REITs) 0.1%
Ascendas Real Estate Investment Trust	263,306	589,554
CapitaCommercial Trust (a)	282,000	392,652
CapitaMall Trust	330,800	623,742
Keppel REIT	40,319	49,482

		1,655,430

Common Stocks (continued)

	Shares	Market Value

SINGAPORE (continued)
Real Estate Management & Development 0.2%
CapitaLand Ltd.	354,345	$1,080,628
CapitaMalls Asia Ltd. (a)	199,800	341,620
City Developments Ltd.	70,099	642,670
Global Logistic Properties Ltd.	291,000	654,948
Keppel Land Ltd.	106,000	350,206
UOL Group Ltd.	65,120	378,095

		3,448,167

Road & Rail 0.0%†
ComfortDelGro Corp., Ltd.	254,620	410,823

Transportation Infrastructure 0.0%†
Hutchison Port Holdings Trust, Class U	727,000	604,471

Wireless Telecommunication Services 0.0%†
StarHub Ltd.	87,181	335,254

		28,448,201

SPAIN 2.8%
Biotechnology 0.0%†
Grifols SA*	21,109	847,318

Commercial Banks 1.2%
Banco Bilbao Vizcaya Argentaria SA	758,535	7,384,008
Banco de Sabadell SA (a)	404,433	840,131
Banco Popular Espanol SA	767,648	597,689
Banco Santander SA	1,462,895	10,564,363
Bankia SA* (a)	1,499	7,896
CaixaBank	155,808	576,109

		19,970,196

Construction & Engineering 0.1%
ACS Actividades de Construccion y Servicios SA	20,057	515,127
Ferrovial SA	57,346	948,643

		1,463,770

Diversified Telecommunication Services 0.5%
Telefonica SA	569,937	8,345,196

Electric Utilities 0.3%
Acciona SA	3,508	229,497
Iberdrola SA	653,928	3,515,888
Red Electrica Corp. SA	15,375	817,322

		4,562,707

Food & Staples Retailing 0.0%†
Distribuidora Internacional de Alimentacion SA	84,441	654,537

Gas Utilities 0.1%
Enagas SA	25,078	667,855
Gas Natural SDG SA	49,360	1,033,581

		1,701,436

Information Technology Services 0.1%
Amadeus IT Holding SA, Class A	43,605	1,286,635

65

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

SPAIN (continued)
Insurance 0.0%†
Mapfre SA	106,107	$388,624

Machinery 0.0%†
Zardoya Otis SA	21,231	296,625

Oil, Gas & Consumable Fuels 0.2%
Repsol SA	113,451	2,659,807

Specialty Retail 0.2%
Industria de Diseno Textil SA	30,386	4,077,967

Transportation Infrastructure 0.1%
Abertis Infraestructuras SA	52,288	975,660

		47,230,478

SWEDEN 3.1%
Building Products 0.1%
Assa Abloy AB, Class B	46,595	1,864,675

Capital Markets 0.0%†
Ratos AB, Class B(a)	26,329	254,414

Commercial Banks 0.7%
Nordea Bank AB	366,637	4,411,753
Skandinaviska Enskilda Banken AB, Class A	196,670	2,023,214
Svenska Handelsbanken AB, Class A	68,846	3,138,563
Swedbank AB, Class A	111,657	2,749,405

		12,322,935

Commercial Services & Supplies 0.0%†
Securitas AB, Class B	43,286	425,951

Communications Equipment 0.3%
Telefonaktiebolaget LM Ericsson, Class B	423,770	5,270,162

Construction & Engineering 0.1%
Skanska AB, Class B	52,276	891,817

Diversified Financial Services 0.2%
Industrivarden AB, Class C	17,601	330,154
Investment AB Kinnevik, Class B	28,879	757,120
Investor AB, Class B	63,525	1,883,951

		2,971,225

Diversified Telecommunication Services 0.1%
TeliaSonera AB	299,396	2,065,760

Electronic Equipment, Instruments & Components 0.1%
Hexagon AB, Class B	33,624	964,616

Health Care Equipment & Supplies 0.1%
Elekta AB, Class B	51,743	793,398
Getinge AB, Class B	28,602	862,432

		1,655,830

Household Durables 0.1%
Electrolux AB Series B	32,933	937,315
Husqvarna AB, Class B	54,120	313,148

		1,250,463

Common Stocks (continued)

	Shares	Market Value

SWEDEN (continued)
Household Products 0.1%
Svenska Cellulosa AB, Class B	80,737	$2,103,105

Machinery 0.7%
Alfa Laval AB	46,449	1,023,878
Atlas Copco AB, Class A	93,541	2,473,449
Atlas Copco AB, Class B	54,463	1,299,456
Sandvik AB	138,999	1,982,627
Scania AB, Class B	43,918	939,244
SKF AB, Class B (a)	54,729	1,277,617
Volvo AB, Class B	208,741	2,893,108

		11,889,379

Metals & Mining 0.0%†
Boliden AB	38,637	617,031

Oil, Gas & Consumable Fuels 0.0%†
Lundin Petroleum AB* (a)	31,684	761,843

Specialty Retail 0.3%
Hennes & Mauritz AB, Class B	132,216	4,695,471

Tobacco 0.1%
Swedish Match AB	28,434	986,389

Wireless Telecommunication Services 0.1%
Tele2 AB, Class B	45,425	779,454

		51,770,520

SWITZERLAND 9.4%
Biotechnology 0.1%
Actelion Ltd. REG*	15,030	920,262

Building Products 0.1%
Geberit AG REG*	5,150	1,258,569

Capital Markets 0.9%
Credit Suisse Group AG REG*	178,014	4,943,636
Julius Baer Group Ltd.*	30,265	1,206,495
Partners Group Holding AG	1,868	479,263
UBS AG REG*	506,902	9,042,333

		15,671,727

Chemicals 0.5%
Ems-Chemie Holding AG REG	1,162	336,036
Givaudan SA REG*	1,160	1,493,882
Sika AG	302	729,768
Syngenta AG REG	12,968	5,544,071

		8,103,757

Commercial Banks 0.0%†
Banque Cantonale Vaudoise REG	408	226,065

Construction Materials 0.2%
Holcim Ltd. REG*	31,828	2,482,743

Diversified Financial Services 0.0%†
Pargesa Holding SA	3,723	259,670

66

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

SWITZERLAND (continued)
Diversified Telecommunication Services 0.1%
Swisscom AG REG	3,254	$1,532,698

Electrical Equipment 0.4%
ABB Ltd. REG*	306,140	6,942,307

Energy Equipment & Services 0.2%
Transocean Ltd.*	49,515	2,540,332

Food Products 2.0%
Aryzta AG*	12,310	764,333
Barry Callebaut AG REG*	249	243,274
Lindt & Spruengli AG REG	15	668,455
Lindt & Spruengli AG — Participation Certificate	124	480,329
Nestle SA REG	448,725	31,999,705

		34,156,096

Health Care Equipment & Supplies 0.0%†
Sonova Holding AG REG*	6,975	759,843

Insurance 0.7%
Baloise Holding AG REG	6,686	689,160
Swiss Life Holding AG REG*	4,341	687,718
Swiss Re AG*	49,053	3,903,716
Zurich Insurance Group AG*	20,522	5,734,702

		11,015,296

Life Sciences Tools & Services 0.0%†
Lonza Group AG REG*	7,299	508,609

Machinery 0.1%
Schindler Holding AG REG	2,997	438,945
Schindler Holding AG — Participation Certificate	6,695	1,004,682
Sulzer AG REG	3,373	576,412

		2,020,039

Marine 0.1%
Kuehne + Nagel International AG REG (a)	7,408	848,536

Metals & Mining 0.4%
Glencore International PLC (a)	530,504	2,622,571
Xstrata PLC	292,691	4,404,553

		7,027,124

Pharmaceuticals 2.8%
Novartis AG REG	320,096	23,695,934
Roche Holding AG	97,766	24,474,801

		48,170,735

Professional Services 0.2%
Adecco SA REG*	18,371	982,642
SGS SA REG	764	1,847,456

		2,830,098

Real Estate Management & Development 0.0%†
Swiss Prime Site AG REG*	7,514	616,132

Common Stocks (continued)

	Shares	Market Value

SWITZERLAND (continued)
Semiconductors & Semiconductor Equipment 0.0%†
STMicroelectronics NV	89,299	$776,989

Textiles, Apparel & Luxury Goods 0.5%
Compagnie Financiere Richemont SA, Class A	72,681	5,881,979
Swatch Group AG (The) REG	6,038	607,186
Swatch Group AG (The) — Bearer Shares	4,271	2,450,360

		8,939,525

Trading Companies & Distributors 0.1%
Wolseley PLC	38,199	1,891,963

		159,499,115

UNITED KINGDOM 18.5%
Aerospace & Defense 0.5%
BAE Systems PLC	451,326	2,636,057
Cobham PLC	150,577	586,635
Meggitt PLC	110,605	806,108
Rolls-Royce Holdings PLC*	260,772	4,584,191

		8,612,991

Airlines 0.0%†
International Consolidated Airlines Group SA*	129,691	546,312

Auto Components 0.1%
GKN PLC	221,757	949,226

Beverages 1.1%
Diageo PLC	348,855	10,653,193
SABMiller PLC	133,195	7,186,837

		17,840,030

Capital Markets 0.2%
3i Group PLC	136,957	700,342
Aberdeen Asset Management PLC	120,309	839,794
Hargreaves Lansdown PLC	33,660	512,624
ICAP PLC	74,662	334,653
Investec PLC	75,233	532,743
Schroders PLC	15,851	575,691

		3,495,847

Chemicals 0.1%
Croda International PLC	19,236	741,539
Johnson Matthey PLC	28,333	1,068,796

		1,810,335

Commercial Banks 2.9%
Barclays PLC	1,618,456	7,222,326
HSBC Holdings PLC	2,547,990	27,905,562
Lloyds Banking Group PLC*	5,877,381	4,992,794
Royal Bank of Scotland Group PLC*	292,425	1,395,402
Standard Chartered PLC	333,036	8,381,655

		49,897,739

Commercial Services & Supplies 0.2%
Aggreko PLC	37,004	1,025,774
Babcock International Group PLC	51,091	850,157

67

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Commercial Services & Supplies (continued)
G4S PLC	192,784	$938,391
Serco Group PLC	70,390	677,405

		3,491,727

Construction & Engineering 0.0%†
Balfour Beatty PLC	95,782	321,632

Containers & Packaging 0.1%
Rexam PLC	112,981	907,176

Diversified Financial Services 0.0%†
London Stock Exchange Group PLC	23,860	497,876

Diversified Telecommunication Services 0.3%
BT Group PLC	1,096,504	4,714,561
Inmarsat PLC	62,863	706,600

		5,421,161

Electric Utilities 0.2%
SSE PLC	131,644	3,187,347

Energy Equipment & Services 0.1%
AMEC PLC	42,616	671,795
Petrofac Ltd.	35,696	750,260
Subsea 7 SA	38,843	838,554

		2,260,609

Food & Staples Retailing 0.5%
J Sainsbury PLC	167,909	995,103
Tesco PLC	1,119,540	6,367,927
WM Morrison Supermarkets PLC	320,976	1,456,662

		8,819,692

Food Products 0.6%
Associated British Foods PLC	49,728	1,495,908
Tate & Lyle PLC	66,075	867,134
Unilever PLC	178,678	7,741,534

		10,104,576

Health Care Equipment & Supplies 0.1%
Smith & Nephew PLC	125,224	1,433,391

Hotels, Restaurants & Leisure 0.4%
Carnival PLC (a)	24,941	900,470
Compass Group PLC	259,333	3,415,433
InterContinental Hotels Group PLC	37,764	1,115,780
Tui Travel PLC	66,909	327,136
Whitbread PLC	24,534	975,305

		6,734,124

Household Products 0.4%
Reckitt Benckiser Group PLC	90,616	6,615,055

Industrial Conglomerates 0.1%
Smiths Group PLC	54,308	1,056,256

Insurance 0.9%
Admiral Group PLC	28,069	559,134
Aviva PLC	404,634	1,921,006

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Insurance (continued)
Legal & General Group PLC	823,900	$2,172,745
Old Mutual PLC	681,421	2,173,454
Prudential PLC	355,994	6,121,166
RSA Insurance Group PLC	486,279	842,034
Standard Life PLC	328,898	1,916,404

		15,705,943

Machinery 0.2%
IMI PLC	45,427	875,658
Invensys PLC	113,880	681,805
Melrose Industries PLC	170,328	645,634
Weir Group PLC (The)	30,254	1,037,893

		3,240,990

Media 0.6%
British Sky Broadcasting Group PLC	150,777	1,976,037
ITV PLC	525,168	1,026,928
Pearson PLC	113,020	2,055,564
Reed Elsevier PLC	170,118	1,988,905
WPP PLC	175,523	2,901,805

		9,949,239

Metals & Mining 1.4%
Anglo American PLC	193,592	4,733,474
Antofagasta PLC	54,377	763,022
BHP Billiton PLC	293,988	8,270,703
Eurasian Natural Resources Corp. PLC	35,499	152,655
Evraz PLC	43,795	106,575
Kazakhmys PLC	29,144	158,412
Rio Tinto PLC	186,583	8,567,909
Vedanta Resources PLC	14,948	282,850

		23,035,600

Multiline Retail 0.2%
Marks & Spencer Group PLC	223,964	1,425,582
Next PLC	23,004	1,559,359

		2,984,941

Multi-Utilities 0.6%
Centrica PLC	723,844	4,174,955
National Grid PLC	505,380	6,442,185

		10,617,140

Oil, Gas & Consumable Fuels 1.7%
BG Group PLC	472,938	7,983,828
BP PLC	2,649,840	19,201,128
Tullow Oil PLC	126,375	1,969,899

		29,154,855

Pharmaceuticals 1.6%
AstraZeneca PLC	173,592	9,013,073
GlaxoSmithKline PLC	681,501	17,583,745

		26,596,818

68

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide International Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Professional Services 0.1%
Capita PLC	90,971	$1,275,683
Intertek Group PLC	22,298	1,147,114

		2,422,797

Real Estate Investment Trusts (REITs) 0.2%
British Land Co. PLC	118,631	1,097,397
Hammerson PLC	101,189	817,653
Intu Properties PLC (a)	78,202	416,501
Land Securities Group PLC	108,901	1,479,387
Segro PLC	103,827	429,932

		4,240,870

Semiconductors & Semiconductor Equipment 0.2%
ARM Holdings PLC	191,563	2,979,554

Software 0.1%
Sage Group PLC (The)	171,365	899,087

Specialty Retail 0.1%
Kingfisher PLC	330,719	1,611,473

Textiles, Apparel & Luxury Goods 0.1%
Burberry Group PLC	61,235	1,273,891

Tobacco 1.2%
British American Tobacco PLC	270,467	14,993,409
Imperial Tobacco Group PLC	138,098	4,937,815

		19,931,224

Trading Companies & Distributors 0.1%
Bunzl PLC	47,289	940,691

Water Utilities 0.1%
Severn Trent PLC	34,140	967,564
United Utilities Group PLC	94,528	1,088,980

		2,056,544

Wireless Telecommunication Services 1.2%
Vodafone Group PLC	6,843,256	20,880,804

		312,525,563

UNITED STATES 0.0%†
Metals & Mining 0.0%†
Sims Metal Management Ltd. (a)	21,541	216,091

Total Common Stocks (cost $1,425,719,630)		1,655,246,241

Preferred Stocks 0.6%
GERMANY 0.6%
Automobiles 0.4%
Bayerische Motoren Werke AG	7,272	506,322
Porsche Automobil Holding SE	21,359	1,677,219
Volkswagen AG (a)	20,142	4,090,408

		6,273,949

Preferred Stocks (continued)

	Shares	Market Value

GERMANY (continued)
Household Products 0.2%
Henkel AG & Co. KGaA	24,672	$2,329,208

Media 0.0%†
ProSiebenSat.1 Media AG	11,858	452,593

Multi-Utilities 0.0%†
RWE AG (a)	5,832	198,573

UNITED KINGDOM 0.0%†
Aerospace & Defense 0.0%†
Rolls-Royce Holdings PLC, Class C * (b)	31,031,868	48,203

Total Preferred Stocks (cost $6,208,464)		9,302,526

Rights 0.0%†

	Number of Rights	Market Value

NETHERLANDS 0.0%†
Diversified Telecommunication Services 0.0%†
Koninklijke KPN NV, expiring at an exercise price of $1.06 on 5/14/2013* (a)	144,192	193,691

SPAIN 0.0%†
Commercial Banks 0.0%†
Bankia SA, expiring at an exercise price of $1.35 on 5/14/2013*	1,499	2,448

Total Rights (cost $813,085)		196,139

Mutual Fund 0.3%

	Shares	Market Value

Money Market Fund 0.3%
Fidelity Institutional Money Market Fund — Institutional Class, 0.14% (c)	5,117,755	5,117,755

Total Mutual Fund (cost $5,117,755)		5,117,755

69

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide International Index Fund (Continued)

Repurchase Agreements 7.3%

	Principal Amount	Market Value

BNP Paribas Securities Corp., 0.15%, dated 04/30/13, due 05/01/13, repurchase price $55,000,229, collateralized by U.S. Government Agency Securities ranging from 0.00% - 7.13%, maturing 05/03/13 - 05/04/37; total market value $56,100,088.(d)	$55,000,000	$55,000,000
Credit Suisse (USA) LLC, 0.16%, dated 04/30/13, due 05/01/13, repurchase price $68,155,433, collateralized by U.S. Government Treasury Security, 0.63%, maturing 04/30/18; total market value $69,518,338. (d)	68,155,130	68,155,130

Total Repurchase Agreements (cost $123,155,130)		123,155,130

Total Investments (cost $1,561,014,064) (e) — 105.9%		1,793,017,791

Liabilities in excess of other assets — (5.9)%		(99,652,446)

NET ASSETS — 100.0%		$1,693,365,345

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at April 30, 2013. The total value of securities on loan at April 30, 2013 was $120,078,326, which was collateralized by repurchase agreements with a value of $123,155,130 and $2,570,324 of collateral in the form of U.S. Government Agency Securities, interest rates ranging from 0.25% — 7.50%, and maturity dates ranging from 06/30/13 — 02/15/43, a total value of $125,725,454.

(b)	Fair Valued Security.

(c)	Represents 7-day effective yield as of April 30, 2013.

(d)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of April 30, 2013 was $123,155,130.

(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

AB	Stock Company

Abp	Public Company
AG	Stock Corporation

A/S	Minimum Capital Public Traded Company

ASA	Stock Corporation

BM	Limited Liability

CDI	Clearing House Electronic Subregister System (CHESS) Depository Interest

CVA	Dutch Certificate

FDR	Fiduciary Depositary Receipt

KGaA	Limited Partnership with shares

KK	Joint Stock Company

LLC	Limited Liability Company

Ltd.	Limited

NV	Public Traded Company

OYJ	Public Traded Company

PLC	Public Limited Company

REG	Registered Shares

REIT	Real Estate Investment Trust

RSP	Savings Shares

SA	Stock Company

SCA	Limited partnership with share capital

SCPA	Italian consortium joint-stock company

SDR	Swedish Depository Receipts

SE	European Public Limited Liability Company

SGPS	Holding Enterprise

SpA	Limited Share Company

At April 30, 2013, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
361	DJ Euro Stoxx 50	06/21/13	$12,688,932	$417,125
124	FTSE 100 Index	06/21/13	12,295,604	116,496
97	SGX Nikkei 225 Index	06/13/13	6,900,497	649,308
36	SPI 200 Index	06/20/13	4,821,899	165,389

			$36,706,932	$1,348,318

DJ	Dow Jones

FTSE	Financial Times Stock Exchange

SGX	Singapore Exchange

At April 30, 2013, the Fund has $2,062,000 segregated as collateral with the broker for open futures contracts.

The accompanying notes are an integral part of these financial statements.

70

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

Nationwide International Index Fund
Assets:
Investments, at value *(cost $1,437,858,934)	$1,669,862,661
Repurchase agreements, at value and cost	123,155,130

Total Investments	1,793,017,791

Cash	5,462
Deposits with broker for futures contracts	2,062,000
Foreign currencies, at value (cost $26,775,683)	27,007,536
Dividends receivable	7,139,846
Security lending income receivable	231,895
Receivable for investments sold	1,266,391
Receivable for capital shares issued	53,646
Reclaims receivable	1,840,716
Receivable for variation margin on futures contracts	187,884
Prepaid expenses	60,130

Total Assets	1,832,873,297

Liabilities:
Payable for investments purchased	1,265,202
Payable for capital shares redeemed	14,524,556
Payable upon return of securities loaned (Note 2)	123,155,130
Accrued expenses and other payables:
Investment advisory fees	301,784
Fund administration fees	39,110
Distribution fees	39,925
Administrative servicing fees	32,614
Accounting and transfer agent fees	16,395
Trustee fees	3,334
Custodian fees	5,018
Compliance program costs (Note 3)	993
Professional fees	4,481
Printing fees	6,768
Recoupment fees	85,701
Other	26,941

Total Liabilities	139,507,952

Net Assets	$1,693,365,345

Represented by:
Capital	$1,553,278,792
Accumulated undistributed net investment income	9,722,979
Accumulated net realized losses from investment, futures, and foreign currency transactions	(103,208,534)
Net unrealized appreciation/(depreciation) from investments	232,003,727
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	1,348,318
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	220,063

Net Assets	$1,693,365,345

*	Includes value of securities on loan of $120,078,326 (Note 2).

71

Statement of Assets and Liabilities (Continued)

April 30, 2013 (Unaudited)

Nationwide International Index Fund
Net Assets:
Class A Shares	$206,581,822
Class B Shares	102,475
Class C Shares	479,839
Class R2 Shares	399,175
Institutional Class Shares	1,485,802,034

Total	$1,693,365,345

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	26,283,477
Class B Shares	13,353
Class C Shares	64,039
Class R2 Shares	50,711
Institutional Class Shares	188,114,316

Total	214,525,896

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$7.86
Class B Shares (a)	$7.67
Class C Shares (b)	$7.49
Class R2 Shares	$7.87
Institutional Class Shares	$7.90
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$8.34

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.

(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

72

Statement of Operations

For the Six Months Ended April 30, 2013 (Unaudited)

Nationwide International Index Fund
INVESTMENT INCOME:
Dividend income	$27,031,127
Income from securities lending (Note 2)	590,855
Foreign tax withholding	(1,698,605)

Total Income	25,923,377

EXPENSES:
Investment advisory fees	1,907,419
Fund administration fees	240,797
Distribution fees Class A	226,978
Distribution fees Class B	611
Distribution fees Class C	2,107
Distribution fees Class R2	694
Administrative servicing fees Class A	110,005
Registration and filing fees	25,448
Professional fees	116,901
Printing fees	7,522
Trustee fees	28,135
Custodian fees	37,045
Accounting and transfer agent fees	57,930
Compliance program costs (Note 3)	3,022
Recoupment fees (Note 3)	187,819
Other	86,527

Total expenses before expenses reimbursed	3,038,960

Expenses reimbursed by adviser (Note 3)	(23,326)

Net Expenses	3,015,634

NET INVESTMENT INCOME	22,907,743

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions	(5,405,372)
Net realized gains from futures transactions (Note 2)	1,681,587
Net realized losses from foreign currency transactions (Note 2)	(658,730)

Net realized losses from investment, futures, and foreign currency transactions	(4,382,515)

Net change in unrealized appreciation/(depreciation) from investments	225,300,089
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	1,321,434
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	323,993

Net change in unrealized appreciation/(depreciation) from investments, futures contracts, and translation of assets and liabilities denominated in foreign currencies	226,945,516

Net realized/unrealized gains from investments, futures, foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	222,563,001

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$245,470,744

The accompanying notes are an integral part of these financial statements.

73

Statements of Changes in Net Assets

	Nationwide International Index Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
Operations:
Net investment income	$22,907,743	$45,903,600
Net realized losses from investment, futures, and foreign currency transactions	(4,382,515)	(71,217,112)
Net change in unrealized appreciation/(depreciation) from investments, futures contracts, and translation of assets and liabilities denominated in foreign currencies	226,945,516	115,243,965

Change in net assets resulting from operations	245,470,744	89,930,453

Distributions to Shareholders From:
Net investment income:
Class A	(3,367,789)	(7,161,592)
Class B	(2,194)	(2,702)
Class C	(7,148)	(9,967)
Class R2	(3,373)	(1,541)
Institutional Class	(28,235,261)	(34,378,990)
Net realized gains:
Class A	–	(51,198)
Class B	–	(20)
Class C	–	(79)
Class R2	–	–
Institutional Class	–	(155,069)

Change in net assets from shareholder distributions	(31,615,765)	(41,761,158)

Change in net assets from capital transactions	(13,024,210)	(114,129,049)

Change in net assets	200,830,769	(65,959,754)

Net Assets:
Beginning of period	1,492,534,576	1,558,494,330

End of period	$1,693,365,345	$1,492,534,576

Accumulated undistributed net investment income at end of period	$9,722,979	$18,431,001

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$24,189,536	$19,237,905
Dividends reinvested	3,283,883	7,129,084
Cost of shares redeemed	(20,407,048)	(228,591,121)

Total Class A Shares	7,066,371	(202,224,132)

Class B Shares
Proceeds from shares issued	3,042	5,389
Dividends reinvested	1,010	1,113
Cost of shares redeemed	(62,358)	(18,327)

Total Class B Shares	(58,306)	(11,825)

Class C Shares
Proceeds from shares issued	38,909	67,017
Dividends reinvested	4,716	6,955
Cost of shares redeemed	(25,454)	(263,795)

Total Class C Shares	18,171	(189,823)

74

Statements of Changes in Net Assets (Continued)

	Nationwide International Index Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$284,103	$215,447
Dividends reinvested	3,373	1,541
Cost of shares redeemed	(94,232)	(61,884)

Total Class R2 Shares	193,244	155,104

Institutional Class Shares
Proceeds from shares issued	51,860,421	256,423,908
Dividends reinvested	28,235,261	34,533,397
Cost of shares redeemed	(100,339,372)	(202,815,678)

Total Institutional Class Shares	(20,243,690)	88,141,627

Change in net assets from capital transactions	$(13,024,210)	$(114,129,049)

SHARE TRANSACTIONS:
Class A Shares
Issued	3,225,431	2,965,559
Reinvested	457,028	1,166,662
Redeemed	(2,798,074)	(36,336,431)

Total Class A Shares	884,385	(32,204,210)

Class B Shares
Issued	447	882
Reinvested	144	186
Redeemed	(8,843)	(2,822)

Total Class B Shares	(8,252)	(1,754)

Class C Shares
Issued	5,435	10,917
Reinvested	690	1,193
Redeemed	(3,729)	(41,777)

Total Class C Shares	2,396	(29,667)

Class R2 Shares
Issued	38,372	33,051
Reinvested	468	241
Redeemed	(12,580)	(9,343)

Total Class R2 Shares	26,260	23,949

Institutional Class Shares
Issued	7,024,701	40,609,643
Reinvested	3,903,801	5,535,183
Redeemed	(13,518,491)	(29,805,841)

Total Institutional Class Shares	(2,589,989)	16,338,985

Total change in shares	(1,685,200)	(15,872,697)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

75

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide International Index Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2013(f) (Unaudited)	$6.87	0.09	1.04	1.13	(0.14)	–	(0.14)	–	$7.86	16.57%	$206,581,822	0.71%	2.60%	0.71%	0.79%
Year Ended October 31, 2012(f)	$6.69	0.18	0.16	0.34	(0.16)	(0.00)	(0.16)	–	$6.87	5.34%	$174,590,865	0.75%	2.70%	0.76%	26.78%
Year Ended October 31, 2011(f)	$7.28	0.19	(0.62)	(0.43)	(0.16)	–	(0.16)	–	$6.69	(5.98)%	$385,612,863	0.73%	2.61%	0.75%	7.03%
Year Ended October 31, 2010(f)	$6.85	0.15	0.46	0.61	(0.18)	–	(0.18)	–	$7.28	9.13%	$392,041,229	0.74%	2.27%	0.78%	6.43%
Year Ended October 31, 2009(f)	$6.33	0.15	1.19	1.34	(0.19)	(0.63)	(0.82)	–	$6.85	24.50%	$349,861,598	0.79%	2.52%	0.87%	11.22%
Year Ended October 31, 2008(f)	$12.60	0.24	(5.86)	(5.62)	(0.33)	(0.32)	(0.65)	–	$6.33	(46.65)%	$256,105,481	0.73%	2.53%	0.79%	12.76%

Class B Shares
Six Months Ended April 30, 2013(f) (Unaudited)	$6.72	0.06	1.01	1.07	(0.12)	–	(0.12)	–	$7.67	16.02%	$102,475	1.34%	1.65%	1.34%	0.79%
Year Ended October 31, 2012(f)	$6.54	0.15	0.15	0.30	(0.12)	(0.00)	(0.12)	–	$6.72	4.83%	$145,127	1.34%	2.34%	1.35%	26.78%
Year Ended October 31, 2011(f)	$7.11	0.15	(0.60)	(0.45)	(0.12)	–	(0.12)	–	$6.54	(6.43)%	$152,693	1.33%	2.09%	1.35%	7.03%
Year Ended October 31, 2010(f)	$6.70	0.10	0.46	0.56	(0.15)	–	(0.15)	–	$7.11	8.55%	$205,827	1.35%	1.47%	1.39%	6.43%
Year Ended October 31, 2009(f)	$6.22	0.11	1.16	1.27	(0.16)	(0.63)	(0.79)	–	$6.70	23.79%	$401,295	1.37%	1.93%	1.45%	11.22%
Year Ended October 31, 2008(f)	$12.39	0.23	(5.81)	(5.58)	(0.27)	(0.32)	(0.59)	–	$6.22	(46.95)%	$356,467	1.37%	2.18%	1.42%	12.76%

Class C Shares
Six Months Ended April 30, 2013(f) (Unaudited)	$6.56	0.07	0.98	1.05	(0.12)	–	(0.12)	–	$7.49	16.13%	$479,839	1.34%	1.97%	1.34%	0.79%
Year Ended October 31, 2012(f)	$6.39	0.14	0.15	0.29	(0.12)	(0.00)	(0.12)	–	$6.56	4.76%	$404,593	1.34%	2.29%	1.35%	26.78%
Year Ended October 31, 2011(f)	$6.96	0.15	(0.60)	(0.45)	(0.12)	–	(0.12)	–	$6.39	(6.53)%	$583,593	1.33%	2.07%	1.35%	7.03%
Year Ended October 31, 2010(f)	$6.56	0.11	0.44	0.55	(0.15)	–	(0.15)	–	$6.96	8.55%	$668,667	1.35%	1.75%	1.39%	6.43%
Year Ended October 31, 2009(f)	$6.10	0.10	1.15	1.25	(0.16)	(0.63)	(0.79)	–	$6.56	23.69%	$645,429	1.37%	1.83%	1.45%	11.22%
Year Ended October 31, 2008(f)	$12.17	0.21	(5.69)	(5.48)	(0.27)	(0.32)	(0.59)	–	$6.10	(46.98)%	$724,073	1.37%	2.17%	1.42%	12.76%

Class R2 Shares(g)
Six Months Ended April 30, 2013(f) (Unaudited)	$6.89	0.10	1.01	1.11	(0.13)	–	(0.13)	–	$7.87	16.32%	$399,175	0.84%	2.77%	0.84%	0.79%
Year Ended October 31, 2012(f)	$6.68	0.17	0.18	0.35	(0.14)	(0.00)	(0.14)	–	$6.89	5.55%	$168,392	0.84%	2.65%	0.84%	26.78%
Year Ended October 31, 2011(f)	$7.27	0.18	(0.62)	(0.44)	(0.15)	–	(0.15)	–	$6.68	(6.12)%	$3,355	0.87%	2.47%	0.88%	7.03%
Year Ended October 31, 2010(f)	$6.84	0.15	0.45	0.60	(0.17)	–	(0.17)	–	$7.27	9.06%	$6,181	0.85%	2.17%	0.89%	6.43%
Year Ended October 31, 2009(f)	$6.33	0.15	1.17	1.32	(0.18)	(0.63)	(0.81)	–	$6.84	24.36%	$5,427	0.87%	2.63%	0.95%	11.22%
Year Ended October 31, 2008(f)	$12.60	0.20	(5.83)	(5.63)	(0.32)	(0.32)	(0.64)	–	$6.33	(46.67)%	$6,038	0.85%	2.20%	0.88%	12.76%

Institutional Class Shares
Six Months Ended April 30, 2013(f) (Unaudited)	$6.91	0.11	1.03	1.14	(0.15)	–	(0.15)	–	$7.90	16.68%	$1,485,802,034	0.34%	2.95%	0.34%	0.79%
Year Ended October 31, 2012(f)	$6.72	0.22	0.16	0.38	(0.19)	(0.00)	(0.19)	–	$6.91	5.93%	$1,317,225,599	0.34%	3.28%	0.35%	26.78%
Year Ended October 31, 2011(f)	$7.31	0.22	(0.62)	(0.40)	(0.19)	–	(0.19)	–	$6.72	(5.57)%	$1,172,141,826	0.33%	3.03%	0.35%	7.03%
Year Ended October 31, 2010(f)	$6.87	0.18	0.46	0.64	(0.20)	–	(0.20)	–	$7.31	9.58%	$1,191,716,853	0.34%	2.67%	0.38%	6.43%
Year Ended October 31, 2009(f)	$6.35	0.18	1.19	1.37	(0.22)	(0.63)	(0.85)	–	$6.87	24.93%	$1,110,329,399	0.37%	3.02%	0.45%	11.22%
Year Ended October 31, 2008(f)	$12.64	0.33	(5.93)	(5.60)	(0.37)	(0.32)	(0.69)	–	$6.35	(46.44)%	$1,031,290,587	0.37%	3.21%	0.42%	12.76%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

76

Nationwide Mid Cap Market Index Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

The Fund seeks to match the performance of the S&P MidCap 400® (S&P 400) Index as closely as possible before the deduction of Fund expenses. For the semiannual period ended April 30, 2013, the Nationwide Mid Cap Market Index Fund (Institutional Class) returned 19.09% versus 19.23% for its benchmark, the S&P 400 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mid-Cap Core Funds (consisting of 367 funds as of April 30, 2013) was 17.15% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance?

All 10 sectors within the S&P 400 Index (the benchmark for the Nationwide Mid Cap Market Index Fund) recorded positive returns during the reporting period. The sectors that made the strongest contributions to the Fund were consumer staples, health care and industrials.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance?

None of the 10 sectors within the S&P 400 Index (the benchmark for the Nationwide Mid Cap Market Index Fund) recorded negative returns during the reporting period. The sectors that made the weakest contributions to the Fund were telecommunication services, materials and information technology.

Did the Fund’s investments in derivatives negatively or positively affect the Fund’s performance?

The Fund holds futures contracts that are used solely to invest the Fund’s cash flows, ensuring that the Fund remains fully invested. These derivatives are not used in any speculative or arbitrage capacity and had minimal impact on Fund performance, given the dollar amount of derivatives relative to the Fund’s net assets.

The Fund held S&P MidCap 400 eMini Futures with an average weighting of 0.03% during the reporting period.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Christopher Bliss, Edward Corallo and Greg Savage

77

Fund Performance	Nationwide Mid Cap Market Index Fund

Average Annual Total Return

(For periods ended April 30, 2013)

		Six Months*	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	18.86%	18.18%	7.59%	10.91%
	w/SC2	12.02%	11.36%	6.32%	10.26%
Class B	w/o SC1	18.54%	17.41%	6.94%	10.24%
	w/SC3	13.54%	12.41%	6.63%	10.24%
Class C4	w/o SC1	18.51%	17.37%	6.92%	10.23%
	w/SC5	17.51%	16.37%	6.92%	10.23%
Class R2[6,7,8]		18.75%	17.95%	7.48%	10.85%
Institutional Class[6]		19.09%	18.58%	8.00%	11.35%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]

These returns until the creation of Class C shares (10/22/03) include the performance of the Fund’s Class B shares for the period from April 30, 2003 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as the Fund’s other classes. The performance for the Class C shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such class; if these fees were reflected, the performance for Class C shares would have been lower.

[5]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any SCs.

[7]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[8]

These returns until the creation of Class R2 shares (3/9/07) include the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R2 shares has been restated to reflect differences in sales charges, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R2 shares would have been lower.

Expense Ratios

Expense Ratio*
Class A	0.71%
Class B	1.31%
Class C	1.31%
Class R2	0.96%
Institutional Class	0.31%
*	Current effective prospectus dated March 1, 2013. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2014. Please see the Fund’s most recent prospectus for details.

78

Fund Performance (Continued)	Nationwide Mid Cap Market Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Class shares of the Nationwide Mid Cap Market Index Fund versus the S&P MidCap 400® (S&P 400) Index(a) and the Consumer Price Index (CPI)(b) over the 10-year period ended 4/30/13. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 400 Index is an unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies (those with a market capitalization of $1 billion to $4.4 billion).

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

79

Shareholder Expense Example	Nationwide Mid Cap Market Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2012) and continued to hold your shares at the end of the reporting period (April 30, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2012 through April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2012 through April 30, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2013

Nationwide Mid Cap Market Index Fund			Beginning Account Value ($) 11/01/12	Ending Account Value ($) 04/30/13	Expenses Paid During Period ($) 11/01/12 - 04/30/13[a]	Expense Ratio During Period (%) 11/01/12 - 04/30/13[a]
Class A Shares	Actual		1,000.00	1,188.60	3.69	0.68
	Hypothetical	[b]	1,000.00	1,021.42	3.41	0.68
Class B Shares	Actual		1,000.00	1,185.40	7.04	1.30
	Hypothetical	[b]	1,000.00	1,018.35	6.51	1.30
Class C Shares	Actual		1,000.00	1,185.10	7.04	1.30
	Hypothetical	[b]	1,000.00	1,018.35	6.51	1.30
Class R2 Shares	Actual		1,000.00	1,187.50	4.34	0.80
	Hypothetical	[b]	1,000.00	1,020.83	4.01	0.80
Institutional Class Shares	Actual		1,000.00	1,190.90	1.63	0.30
	Hypothetical	[b]	1,000.00	1,023.31	1.51	0.30

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2012 through April 30, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

80

Portfolio Summary April 30, 2013 (Unaudited)	Nationwide Mid Cap Market Index Fund

Asset Allocation †
Common Stocks	97.1%
Repurchase Agreements	3.7%
Mutual Fund	1.9%
Liabilities in excess of other assets	(2.7%)

100.0%

Top Industries ††
Real Estate Investment Trusts (REITs)	10.5%
Machinery	5.0%
Insurance	4.7%
Software	4.1%
Specialty Retail	3.9%
Commercial Banks	3.6%
Information Technology Services	3.1%
Health Care Providers & Services	2.9%
Oil, Gas & Consumable Fuels	2.8%
Energy Equipment & Services	2.7%
Other Industries*	56.7%

100.0%

Top Holdings ††
Fidelity Institutional Money Market Fund — Institutional Class	1.9%
Vertex Pharmaceuticals, Inc.	1.2%
Kansas City Southern	0.8%
Equinix, Inc.	0.7%
HollyFrontier Corp.	0.7%
AMETEK, Inc.	0.7%
Realty Income Corp.	0.7%
Macerich Co. (The)	0.7%
Church & Dwight Co., Inc.	0.6%
Alliance Data Systems Corp.	0.6%
Other Holdings*	91.4%

100.0%

†	Percentages indicated are based upon net assets as of April 30, 2013.

††	Percentages indicated are based upon total investments as of April 30, 2013.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

81

Statement of Investments

April 30, 2013 (Unaudited)

Nationwide Mid Cap Market Index Fund

Common Stocks 97.1%

	Shares	Market Value

Aerospace & Defense 1.5%
Alliant Techsystems, Inc.	25,964	$1,930,683
B/E Aerospace, Inc.*	83,090	5,213,066
Esterline Technologies Corp.*	24,595	1,845,609
Exelis, Inc.	149,569	1,670,686
Huntington Ingalls Industries, Inc.	39,318	2,079,922
Triumph Group, Inc.	39,740	3,175,226

		15,915,192

Air Freight & Logistics 0.1%
UTi Worldwide, Inc.	82,488	1,211,749

Airlines 0.4%
Alaska Air Group, Inc.*	55,795	3,439,204
JetBlue Airways Corp.*	178,285	1,228,383

		4,667,587

Auto Components 0.2%
Gentex Corp.	113,461	2,552,873

Automobiles 0.1%
Thor Industries, Inc.	34,944	1,296,073

Biotechnology 1.4%
United Therapeutics Corp.*	37,035	2,473,197
Vertex Pharmaceuticals, Inc.*	173,085	13,296,390

		15,769,587

Building Products 0.6%
Fortune Brands Home & Security, Inc.*	130,272	4,740,598
Lennox International, Inc.	36,293	2,250,166

		6,990,764

Capital Markets 2.3%
Affiliated Managers Group, Inc.*	41,709	6,493,257
Apollo Investment Corp.	161,276	1,420,841
Eaton Vance Corp.	95,485	3,807,942
Federated Investors, Inc., Class B (a)	74,579	1,712,334
Greenhill & Co., Inc.	20,393	941,953
Janus Capital Group, Inc. (a)	151,015	1,347,054
Raymond James Financial, Inc.	89,608	3,711,563
SEI Investments Co.	106,850	3,062,321
Waddell & Reed Financial, Inc., Class A	67,933	2,912,288

		25,409,553

Chemicals 2.7%
Albemarle Corp.	70,483	4,317,084
Ashland, Inc.	58,256	4,963,994
Cabot Corp.	47,562	1,786,429
Cytec Industries, Inc.	35,569	2,591,557
Intrepid Potash, Inc.	42,505	782,517

Common Stocks (continued)

	Shares	Market Value

Chemicals (continued)
Minerals Technologies, Inc.	27,840	$1,131,139
NewMarket Corp.	8,512	2,287,174
Olin Corp.	63,710	1,539,871
RPM International, Inc.	104,977	3,401,255
Scotts Miracle-Gro Co. (The), Class A	30,833	1,398,276
Sensient Technologies Corp.	39,692	1,561,880
Valspar Corp.	66,369	4,235,670

		29,996,846

Commercial Banks 3.7%
Associated Banc-Corp.	133,319	1,902,462
BancorpSouth, Inc.	66,070	1,057,120
Bank of Hawaii Corp.	35,608	1,698,145
Cathay General Bancorp	58,221	1,147,536
City National Corp.	37,627	2,153,393
Commerce Bancshares, Inc.	61,170	2,453,529
Cullen/Frost Bankers, Inc.	48,848	2,950,908
East West Bancorp, Inc.	111,189	2,705,228
First Niagara Financial Group, Inc.	279,668	2,659,643
FirstMerit Corp.	130,919	2,242,642
Fulton Financial Corp.	157,482	1,741,751
Hancock Holding Co.	67,385	1,837,589
International Bancshares Corp.	43,290	839,826
Prosperity Bancshares, Inc.	35,268	1,620,212
Signature Bank*	36,629	2,623,003
SVB Financial Group*	35,506	2,524,832
Synovus Financial Corp.	620,285	1,668,567
TCF Financial Corp.	129,358	1,882,159
Trustmark Corp. (a)	53,215	1,306,428
Valley National Bancorp (a)	157,903	1,419,548
Webster Financial Corp.	63,613	1,486,636
Westamerica Bancorporation (a)	21,567	935,792

		40,856,949

Commercial Services & Supplies 1.7%
Brink’s Co. (The)	37,975	1,006,717
Clean Harbors, Inc.*	41,916	2,387,955
Copart, Inc.*	84,134	2,965,724
Deluxe Corp.	40,300	1,537,042
Herman Miller, Inc.	46,257	1,160,588
HNI Corp. (a)	35,682	1,228,531
Mine Safety Appliances Co.	24,682	1,184,736
Rollins, Inc.	52,239	1,270,452
RR Donnelley & Sons Co. (a)	143,315	1,764,208
Waste Connections, Inc.	97,834	3,712,800

		18,218,753

82

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Communications Equipment 0.8%
ADTRAN, Inc.	49,272	$1,034,712
Ciena Corp.*	80,532	1,204,759
InterDigital, Inc. (a)	32,656	1,450,253
Plantronics, Inc.	33,805	1,481,335
Polycom, Inc.*	140,421	1,474,420
Riverbed Technology, Inc.*	129,594	1,925,767
Tellabs, Inc.	265,954	550,525

		9,121,771

Computers & Peripherals 0.7%
Diebold, Inc.	50,251	1,471,852
Lexmark International, Inc., Class A (a)	50,141	1,519,774
NCR Corp.*	129,860	3,541,282
QLogic Corp.*	72,175	783,820

		7,316,728

Construction & Engineering 0.9%
AECOM Technology Corp.*	83,118	2,416,240
Granite Construction, Inc.	28,313	783,421
KBR, Inc.	117,106	3,522,548
URS Corp.	60,941	2,676,529

		9,398,738

Construction Materials 0.6%
Eagle Materials, Inc.	37,580	2,546,045
Martin Marietta Materials, Inc. (a)	36,406	3,676,642

		6,222,687

Containers & Packaging 1.7%
AptarGroup, Inc.	52,539	2,947,438
Greif, Inc., Class A	24,106	1,161,186
Packaging Corp. of America	77,899	3,704,876
Rock Tenn Co., Class A	56,955	5,703,474
Silgan Holdings, Inc.	35,827	1,715,038
Sonoco Products Co.	80,066	2,805,513

		18,037,525

Distributors 0.5%
LKQ Corp.*	236,691	5,699,519

Diversified Consumer Services 0.7%
DeVry, Inc.	45,127	1,264,007
Matthews International Corp., Class A	21,953	808,090
Regis Corp. (a)	44,942	842,663
Service Corp. International	167,521	2,827,754
Sotheby’s	53,871	1,911,343
Strayer Education, Inc. (a)	9,024	427,377

		8,081,234

Common Stocks (continued)

	Shares	Market Value

Diversified Financial Services 0.5%
CBOE Holdings, Inc.	69,222	$2,597,902
MSCI, Inc.*	95,399	3,253,106

		5,851,008

Diversified Telecommunication Services 0.3%
tw telecom, inc.*	120,637	3,266,850

Electric Utilities 2.2%
Cleco Corp.	48,265	2,390,083
Great Plains Energy, Inc.	121,748	2,937,779
Hawaiian Electric Industries, Inc. (a)	77,822	2,202,362
IDACORP, Inc.	39,760	1,956,590
NV Energy, Inc.	186,521	4,034,449
OGE Energy Corp.	78,381	5,677,136
PNM Resources, Inc.	63,316	1,520,217
Westar Energy, Inc.	100,506	3,513,690

		24,232,306

Electrical Equipment 1.7%
Acuity Brands, Inc.	33,952	2,477,138
AMETEK, Inc.	192,977	7,856,094
General Cable Corp.*	39,420	1,359,202
Hubbell, Inc., Class B	42,341	4,063,042
Regal-Beloit Corp.	35,679	2,805,083

		18,560,559

Electronic Equipment, Instruments & Components 1.9%
Arrow Electronics, Inc.*	84,093	3,298,968
Avnet, Inc.*	108,688	3,559,532
Ingram Micro, Inc., Class A*	119,339	2,125,428
Itron, Inc.*	31,165	1,235,692
National Instruments Corp.	75,391	2,060,436
Tech Data Corp.*	30,015	1,402,601
Trimble Navigation Ltd.*	202,538	5,820,942
Vishay Intertechnology, Inc.*	104,775	1,471,041

		20,974,640

Energy Equipment & Services 2.8%
Atwood Oceanics, Inc.*	45,266	2,220,297
CARBO Ceramics, Inc. (a)	15,604	1,102,423
Dresser-Rand Group, Inc.*	60,223	3,349,001
Dril-Quip, Inc.*	28,923	2,421,144
Helix Energy Solutions Group, Inc.*	78,115	1,799,770
Oceaneering International, Inc.	85,755	6,017,429
Oil States International, Inc.*	43,539	3,890,645
Patterson-UTI Energy, Inc.	115,791	2,442,032
Superior Energy Services, Inc.*	126,502	3,490,190
Tidewater, Inc.	39,203	2,056,197
Unit Corp.*	34,707	1,458,735

		30,247,863

83

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Food & Staples Retailing 0.4%
Harris Teeter Supermarkets, Inc.	39,194	$1,637,917
SUPERVALU, Inc. (a)	169,379	989,174
United Natural Foods, Inc.*	39,067	1,951,006

		4,578,097

Food Products 2.0%
Flowers Foods, Inc.	91,153	3,002,580
Green Mountain Coffee Roasters, Inc.* (a)	98,013	5,625,946
Hillshire Brands Co.	97,523	3,502,051
Ingredion, Inc.	61,294	4,413,781
Lancaster Colony Corp.	15,407	1,216,075
Post Holdings, Inc.*	25,956	1,136,613
Smithfield Foods, Inc.*	99,022	2,534,963
Tootsie Roll Industries, Inc. (a)	16,576	517,668

		21,949,677

Gas Utilities 1.5%
Atmos Energy Corp.	71,720	3,182,217
National Fuel Gas Co.	66,261	4,155,890
Questar Corp.	138,933	3,527,509
UGI Corp.	89,782	3,679,266
WGL Holdings, Inc.	41,024	1,896,129

		16,441,011

Health Care Equipment & Supplies 2.4%
Cooper Cos., Inc. (The)	38,319	4,230,417
Hill-Rom Holdings, Inc.	47,885	1,631,442
Hologic, Inc.*	212,358	4,325,732
IDEXX Laboratories, Inc.*	43,305	3,809,108
Masimo Corp.	41,407	830,624
ResMed, Inc. (a)	113,831	5,466,165
STERIS Corp.	46,349	1,927,655
Teleflex, Inc.	32,531	2,541,647
Thoratec Corp.*	45,718	1,654,992

		26,417,782

Health Care Providers & Services 3.0%
Community Health Systems, Inc.	73,111	3,331,668
Health Management Associates, Inc., Class A*	204,184	2,346,074
Health Net, Inc.*	62,895	1,849,113
Henry Schein, Inc.*	69,478	6,280,811
LifePoint Hospitals, Inc.*	37,259	1,788,432
MEDNAX, Inc.*	39,679	3,520,718
Omnicare, Inc.	83,027	3,634,092
Owens & Minor, Inc.	50,229	1,635,959
Universal Health Services, Inc., Class B	70,550	4,697,925
VCA Antech, Inc.*	70,112	1,689,699
WellCare Health Plans, Inc.*	34,337	2,002,190

		32,776,681

Common Stocks (continued)

	Shares	Market Value

Health Care Technology 0.3%
Allscripts Healthcare Solutions, Inc.*	136,682	$1,891,679
HMS Holdings Corp.*	69,084	1,741,608

		3,633,287

Hotels, Restaurants & Leisure 1.4%
Bally Technologies, Inc.*	32,708	1,742,682
Bob Evans Farms, Inc.	22,135	959,331
Brinker International, Inc.	56,172	2,185,091
Cheesecake Factory, Inc. (The)	38,874	1,547,963
International Speedway Corp., Class A	20,238	665,223
Life Time Fitness, Inc.*	31,527	1,455,917
Panera Bread Co., Class A*	22,288	3,950,102
Scientific Games Corp., Class A*	41,845	371,584
Wendy’s Co. (The)	223,832	1,273,604
WMS Industries, Inc.*	43,391	1,101,263

		15,252,760

Household Durables 2.3%
Jarden Corp.*	80,208	3,610,162
KB Home (a)	63,202	1,424,573
M.D.C. Holdings, Inc.	30,945	1,163,532
Mohawk Industries, Inc.*	46,196	5,122,212
NVR, Inc.*	3,725	3,836,750
Tempur-Pedic International, Inc.*	47,472	2,302,392
Toll Brothers, Inc.*	119,364	4,095,379
Tupperware Brands Corp.	42,860	3,441,658

		24,996,658

Household Products 1.1%
Church & Dwight Co., Inc.	109,482	6,994,805
Energizer Holdings, Inc.	49,105	4,743,052

		11,737,857

Industrial Conglomerates 0.3%
Carlisle Cos., Inc.	50,349	3,266,140

Information Technology Services 3.2%
Acxiom Corp.*	58,606	1,165,673
Alliance Data Systems Corp.*	39,569	6,796,767
Broadridge Financial Solutions, Inc.	96,697	2,434,831
Convergys Corp.	84,337	1,435,416
CoreLogic, Inc.*	77,655	2,118,428
DST Systems, Inc.	23,891	1,652,063
Gartner, Inc.*	74,080	4,285,528
Global Payments, Inc.	62,467	2,898,469
Jack Henry & Associates, Inc.	68,407	3,174,085
Lender Processing Services, Inc.	67,444	1,870,897
ManTech International Corp., Class A (a)	18,899	504,414
NeuStar, Inc., Class A*	52,483	2,302,429
VeriFone Systems, Inc.*	85,694	1,840,707
WEX, Inc.*	30,694	2,325,991

		34,805,698

84

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Insurance 4.8%
Alleghany Corp.*	13,381	$5,268,635
American Financial Group, Inc.	59,419	2,868,155
Arthur J. Gallagher & Co.	99,850	4,238,632
Aspen Insurance Holdings Ltd.	55,511	2,119,965
Brown & Brown, Inc.	93,727	2,904,600
Everest Re Group Ltd.	40,541	5,472,629
Fidelity National Financial, Inc., Class A	170,459	4,576,824
First American Financial Corp.	85,313	2,283,829
Hanover Insurance Group, Inc. (The)	35,430	1,786,735
HCC Insurance Holdings, Inc.	79,823	3,400,460
Kemper Corp.	43,137	1,374,345
Mercury General Corp.	28,430	1,299,535
Old Republic International Corp.	191,381	2,583,643
Primerica, Inc.	36,308	1,233,020
Protective Life Corp.	62,012	2,360,177
Reinsurance Group of America, Inc.	58,695	3,671,372
StanCorp Financial Group, Inc.	35,287	1,523,693
W.R. Berkley Corp.	87,430	3,796,211

		52,762,460

Internet & Catalog Retail 0.1%
HSN, Inc.	29,276	1,539,332

Internet Software & Services 1.6%
AOL, Inc.*	60,881	2,352,442
Equinix, Inc.*	38,716	8,289,095
Monster Worldwide, Inc.*	92,657	405,838
Rackspace Hosting, Inc.*	87,567	4,220,729
ValueClick, Inc.*	56,465	1,742,510

		17,010,614

Leisure Equipment & Products 0.4%
Polaris Industries, Inc.	50,500	4,352,595

Life Sciences Tools & Services 1.3%
Bio-Rad Laboratories, Inc., Class A*	15,967	1,912,048
Charles River Laboratories International, Inc.*	38,239	1,663,014
Covance, Inc.*	43,722	3,259,913
Mettler-Toledo International, Inc.*	24,044	5,024,234
Techne Corp.	27,516	1,764,876

		13,624,085

Machinery 5.2%
AGCO Corp.	76,991	4,099,771
CLARCOR, Inc.	39,373	2,035,584
Crane Co.	38,213	2,057,006
Donaldson Co., Inc.	107,050	3,894,479
Gardner Denver, Inc.	39,025	2,930,387
Graco, Inc.	48,306	2,923,962
Harsco Corp.	64,054	1,398,299
IDEX Corp.	65,479	3,406,872
ITT Corp.	73,247	2,021,617
Kennametal, Inc.	62,861	2,513,812

Common Stocks (continued)

	Shares	Market Value

Machinery (continued)
Lincoln Electric Holdings, Inc.	65,812	$3,472,241
Nordson Corp.	45,026	3,128,857
Oshkosh Corp.*	69,324	2,721,660
SPX Corp.	37,278	2,777,584
Terex Corp.*	87,821	2,511,681
Timken Co.	63,224	3,323,686
Trinity Industries, Inc.	62,734	2,648,002
Valmont Industries, Inc.	18,625	2,714,221
Wabtec Corp.	37,866	3,973,658
Woodward, Inc.	47,986	1,727,016

		56,280,395

Marine 0.4%
Kirby Corp.*	44,994	3,369,601
Matson, Inc.	33,851	796,852

		4,166,453

Media 1.2%
AMC Networks, Inc., Class A*	45,946	2,895,058
Cinemark Holdings, Inc.	81,269	2,510,399
DreamWorks Animation SKG, Inc., Class A* (a)	56,973	1,098,440
John Wiley & Sons, Inc., Class A	37,295	1,423,550
Lamar Advertising Co., Class A*	43,921	2,056,381
Meredith Corp. (a)	28,523	1,107,263
New York Times Co. (The), Class A*	96,670	856,496
Scholastic Corp.	21,067	578,289
Valassis Communications, Inc. (a)	31,105	797,221

		13,323,097

Metals & Mining 1.5%
Carpenter Technology Corp.	35,143	1,580,029
Commercial Metals Co.	92,487	1,352,160
Compass Minerals International, Inc.	26,397	2,284,396
Reliance Steel & Aluminum Co.	60,496	3,936,475
Royal Gold, Inc.	51,608	2,868,373
Steel Dynamics, Inc.	174,613	2,626,180
Worthington Industries, Inc.	41,956	1,350,144

		15,997,757

Multiline Retail 0.2%
Big Lots, Inc.*	45,878	1,670,877
Saks, Inc.* (a)	80,608	931,022

		2,601,899

Multi-Utilities 1.2%
Alliant Energy Corp.	88,063	4,712,251
Black Hills Corp.	35,118	1,646,683
MDU Resources Group, Inc.	149,827	3,738,184
Vectren Corp.	65,279	2,451,879

		12,548,997

85

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Office Electronics 0.2%
Zebra Technologies Corp., Class A*	40,423	$1,885,733

Oil, Gas & Consumable Fuels 2.9%
Alpha Natural Resources, Inc.*	175,270	1,300,503
Arch Coal, Inc. (a)	168,762	818,496
Bill Barrett Corp.* ( a)	38,175	758,155
Cimarex Energy Co.	68,555	5,016,855
Energen Corp.	57,340	2,719,063
Forest Oil Corp.*	94,811	397,258
HollyFrontier Corp.	161,471	7,984,741
Northern Oil and Gas, Inc.* (a)	46,940	605,057
Plains Exploration & Production Co.*	102,349	4,626,175
Quicksilver Resources, Inc.* (a)	95,022	239,455
Rosetta Resources, Inc.*	47,303	2,029,772
SM Energy Co.	52,515	3,203,415
World Fuel Services Corp.	57,294	2,323,272

		32,022,217

Paper & Forest Products 0.4%
Domtar Corp.	27,597	1,918,267
Louisiana-Pacific Corp.*	110,499	2,002,242

		3,920,509

Pharmaceuticals 0.3%
Endo Health Solutions, Inc.*	90,516	3,316,506

Professional Services 0.8%
Corporate Executive Board Co. (The)	26,490	1,492,977
FTI Consulting, Inc.*	32,418	1,073,684
Manpowergroup, Inc.	60,987	3,242,069
Towers Watson & Co., Class A	44,785	3,265,722

		9,074,452

Real Estate Investment Trusts (REITs) 10.8%
Alexandria Real Estate Equities, Inc.	50,545	3,678,160
American Campus Communities, Inc.	83,041	3,706,950
BioMed Realty Trust, Inc.	146,063	3,287,878
BRE Properties, Inc.	61,075	3,083,066
Camden Property Trust	67,019	4,848,154
Corporate Office Properties Trust	67,896	1,968,305
Corrections Corp. of America	79,521	2,878,660
Duke Realty Corp.	255,171	4,501,216
Equity One, Inc.	49,122	1,252,120
Essex Property Trust, Inc.	30,071	4,722,651
Extra Space Storage, Inc.	81,700	3,560,486
Federal Realty Investment Trust	51,504	6,026,483
Highwoods Properties, Inc.	63,903	2,621,940
Home Properties, Inc.	40,882	2,635,254
Hospitality Properties Trust	109,153	3,210,190
Kilroy Realty Corp.	59,438	3,363,596
Liberty Property Trust	94,856	4,077,859
Macerich Co. (The)	108,966	7,633,068
Mack-Cali Realty Corp.	66,252	1,839,818

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
National Retail Properties, Inc.	91,894	$3,646,354
Omega Healthcare Investors, Inc.	89,619	2,945,777
Potlatch Corp.	32,092	1,519,556
Rayonier, Inc.	98,900	5,876,638
Realty Income Corp.	153,911	7,844,844
Regency Centers Corp.	71,724	4,035,192
Senior Housing Properties Trust	149,179	4,241,159
SL Green Realty Corp.	71,815	6,513,621
Taubman Centers, Inc.	50,249	4,296,792
UDR, Inc.	198,494	4,878,983
Weingarten Realty Investors	88,732	3,023,099

		117,717,869

Real Estate Management & Development 0.4%
Alexander & Baldwin, Inc.*	34,075	1,160,595
Jones Lang LaSalle, Inc.	34,952	3,460,947

		4,621,542

Road & Rail 2.0%
Con-way, Inc.	44,488	1,503,694
Genesee & Wyoming, Inc., Class A*	39,205	3,340,266
J.B. Hunt Transport Services, Inc.	71,813	5,103,750
Kansas City Southern	87,391	9,531,736
Landstar System, Inc.	36,934	2,018,813
Werner Enterprises, Inc.	35,492	814,896

		22,313,155

Semiconductors & Semiconductor Equipment 1.9%
Atmel Corp.*	348,632	2,255,649
Cree, Inc.*	92,536	5,234,762
Cypress Semiconductor Corp.* (a)	106,542	1,075,009
Fairchild Semiconductor International, Inc.*	100,914	1,301,791
Integrated Device Technology, Inc.*	115,512	821,290
International Rectifier Corp.*	54,958	1,165,659
Intersil Corp., Class A	100,241	777,870
MEMC Electronic Materials, Inc.*	183,608	991,483
RF Micro Devices, Inc.*	221,940	1,245,084
Semtech Corp.*	52,477	1,682,937
Silicon Laboratories, Inc.*	30,631	1,216,357
Skyworks Solutions, Inc.*	152,332	3,361,967

		21,129,858

Software 4.2%
ACI Worldwide, Inc.*	31,305	1,471,648
Advent Software, Inc.*	25,236	732,853
ANSYS, Inc.*	73,727	5,961,565
Cadence Design Systems, Inc.*	223,473	3,083,927
CommVault Systems, Inc.*	34,053	2,504,258
Compuware Corp.*	168,409	2,020,908
Concur Technologies, Inc.*	36,178	2,644,974
FactSet Research Systems, Inc. (a)	32,258	3,034,510
Fair Isaac Corp.	28,157	1,311,553

86

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Software (continued)
Informatica Corp.*	85,568	$2,817,754
Mentor Graphics Corp.	75,101	1,371,344
MICROS Systems, Inc.*	62,956	2,669,964
PTC, Inc.*	94,963	2,280,062
Rovi Corp.*	82,473	1,929,044
SolarWinds, Inc.*	48,765	2,479,700
Solera Holdings, Inc.	54,691	3,149,108
Synopsys, Inc.*	122,004	4,339,682
TIBCO Software, Inc.*	123,443	2,396,029

		46,198,883

Specialty Retail 4.1%
Aaron’s, Inc.	55,888	1,604,544
Advance Auto Parts, Inc.	58,429	4,901,025
Aeropostale, Inc.*	62,227	912,248
American Eagle Outfitters, Inc.	142,975	2,780,864
Ann, Inc.*	38,453	1,135,902
Ascena Retail Group, Inc.*	100,690	1,862,765
Barnes & Noble, Inc.* (a)	29,938	542,776
Cabela’s, Inc.*	36,655	2,353,251
Chico’s FAS, Inc.	131,518	2,402,834
Dick’s Sporting Goods, Inc.	77,854	3,744,777
Foot Locker, Inc.	119,590	4,170,103
Guess?, Inc. (a)	48,751	1,349,428
Office Depot, Inc.*	226,829	875,560
Rent-A-Center, Inc.	46,198	1,613,696
Signet Jewelers Ltd.	64,258	4,416,452
Tractor Supply Co.	54,910	5,884,705
Williams-Sonoma, Inc.	68,461	3,674,986

		44,225,916

Textiles, Apparel & Luxury Goods 1.1%
Carter’s, Inc.*	40,489	2,647,576
Deckers Outdoor Corp.* (a)	27,306	1,505,107
Hanesbrands, Inc.*	77,996	3,912,279
Under Armour, Inc., Class A*	61,549	3,513,217

		11,578,179

Thrifts & Mortgage Finance 0.6%
Astoria Financial Corp.	65,284	626,074
New York Community Bancorp, Inc.	349,328	4,733,394
Washington Federal, Inc.	83,499	1,433,678

		6,793,146

Tobacco 0.1%
Universal Corp. (a)	18,511	1,065,308

Trading Companies & Distributors 1.0%
GATX Corp.	37,178	1,894,219
MSC Industrial Direct Co., Inc., Class A	37,071	2,921,195
United Rentals, Inc.*	73,785	3,881,829
Watsco, Inc.	23,578	1,989,511

		10,686,754

Common Stocks (continued)

	Shares	Market Value

Water Utilities 0.3%
Aqua America, Inc.	111,384	$3,534,214

Wireless Telecommunication Services 0.2%
Telephone & Data Systems, Inc.	79,738	1,789,321

Total Common Stocks (cost $804,069,364)		1,061,834,248

Mutual Fund 1.9%
Money Market Fund 1.9%
Fidelity Institutional Money Market Fund - Institutional Class, 0.14% (b)	20,913,733	20,913,733

Total Mutual Fund (cost $20,913,733)		20,913,733

Repurchase Agreements 3.7%

	Principal Amount	Market Value

BNP Paribas Securities Corp., 0.15%, dated 04/30/13, due 05/01/13, repurchase price $30,000,125, collateralized by U.S. Government Agency Securities ranging from 0.00% - 7.13%, maturing 05/03/13 - 05/04/37; total market value $30,600,048. (c)	$30,000,000	30,000,000
Credit Suisse (USA) LLC, 0.16%, dated 04/30/13, due 05/01/13, repurchase price $10,608,535,collateralized by a U.S. Government Treasury Security, 0.63%, maturing 04/30/18; total market value $10,820,674. (c)	10,608,488	10,608,488

Total Repurchase Agreements (cost $40,608,488)		40,608,488

Total Investments (cost $865,591,585) (d) — 102.7%		1,123,356,469
Liabilities in excess of other assets — (2.7%)		(30,063,908)

NET ASSETS — 100.0%		$1,093,292,561

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at April 30, 2013. The total value of securities on loan at April 30, 2013 was $40,025,035.

87

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Mid Cap Market Index Fund (Continued)

(b)	Represents 7-day effective yield as of April 30, 2013.

(c)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of April 30, 2013 was $40,608,488.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

LLC	Limited Liability Company

Ltd.	Limited

REIT	Real Estate Investment Trust

At April 30, 2013, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
291	S&P MID 400 E-Mini	06/21/13	$33,689,070	$671,645

At April 30, 2013, the Fund has $840,600 segregated as collateral with the broker for open futures contracts.

The accompanying notes are an integral part of these financial statements.

88

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

Nationwide Mid Cap Market Index Fund
Assets:
Investments, at value *(cost $824,983,097)	$1,082,747,981
Repurchase agreements, at value and cost	40,608,488

Total Investments	1,123,356,469

Cash	165
Deposits with broker for futures contracts	840,600
Dividends receivable	1,039,398
Security lending income receivable	28,636
Receivable for investments sold	13,384,231
Receivable for capital shares issued	573,731
Receivable for variation margin on futures contracts	203,861
Prepaid expenses	38,427

Total Assets	1,139,465,518

Liabilities:
Payable for investments purchased	2,546,079
Payable for capital shares redeemed	2,595,658
Payable upon return of securities loaned (Note 2)	40,608,488
Accrued expenses and other payables:
Investment advisory fees	179,201
Fund administration fees	27,351
Distribution fees	58,271
Administrative servicing fees	31,559
Accounting and transfer agent fees	11,749
Trustee fees	2,267
Custodian fees	6,263
Compliance program costs (Note 3)	699
Professional fees	14,157
Printing fees	3,483
Recoupment fees	58,035
Other	29,697

Total Liabilities	46,172,957

Net Assets	$1,093,292,561

Represented by:
Capital	$823,726,937
Accumulated undistributed net investment income	2,448,175
Accumulated net realized gains from investment and futures transactions	8,680,920
Net unrealized appreciation/(depreciation) from investments	257,764,884
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	671,645

Net Assets	$1,093,292,561

*	Includes value of securities on loan of $40,025,035 (Note 2).

89

Statement of Assets and Liabilities (Continued)

April 30, 2013 (Unaudited)

Nationwide Mid Cap Market Index Fund
Net Assets:
Class A Shares	$275,515,448
Class B Shares	127,114
Class C Shares	2,726,679
Class R2 Shares	3,324,450
Institutional Class Shares	811,598,870

Total	$1,093,292,561

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	16,520,488
Class B Shares	7,853
Class C Shares	170,166
Class R2 Shares	200,759
Institutional Class Shares	48,168,530

Total	65,067,796

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$16.68
Class B Shares (a)	$16.19
Class C Shares (b)	$16.02
Class R2 Shares	$16.56
Institutional Class Shares	$16.85
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$17.70

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

90

Statement of Operations

For the Six Months Ended April 30, 2013 (Unaudited)

Nationwide Mid Cap Market Index Fund
INVESTMENT INCOME:
Dividend income	$9,860,345
Income from securities lending (Note 2)	219,434

Total Income	10,079,779

EXPENSES:
Investment advisory fees	1,043,210
Fund administration fees	168,103
Distribution fees Class A	311,260
Distribution fees Class B	614
Distribution fees Class C	9,708
Distribution fees Class R2	4,336
Administrative servicing fees Class A	165,489
Registration and filing fees	26,967
Professional fees	23,268
Printing fees	7,127
Trustee fees	18,353
Custodian fees	18,225
Accounting and transfer agent fees	62,547
Compliance program costs (Note 3)	1,946
Recoupment fees (Note 3)	105,805
Other	51,977

Total expenses before earnings credit	2,018,935

Earnings credit (Note 6)	(270)

Net Expenses	2,018,665

NET INVESTMENT INCOME	8,061,114

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	24,523,979
Net realized gains from futures transactions (Note 2)	1,214,412

Net realized gains from investment and futures transactions	25,738,391

Net change in unrealized appreciation/(depreciation) from investments	144,069,171
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	907,061

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	144,976,232

Net realized/unrealized gains from investments and futures transactions	170,714,623

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$178,775,737

The accompanying notes are an Integral part of these financial statements.

91

Statements of Changes in Net Assets

	Nationwide Mid Cap Market Index Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
Operations:	$8,061,114	$9,696,628
Net investment income
Net realized gains from investment and futures transactions	25,738,391	34,086,848
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	144,976,232	60,780,528

Change in net assets resulting from operations	178,775,737	104,564,004

Distributions to Shareholders From:
Net investment income:
Class A	(2,027,802)	(598,061)
Class B	(639)	–
Class C	(10,124)	–
Class R2	(10,768)	(929)
Institutional Class	(7,672,791)	(5,811,607)
Net realized gains:
Class A	(9,440,723)	(17,059,312)
Class B	(4,724)	(16,083)
Class C	(67,006)	(122,729)
Class R2	(45,816)	(389)
Institutional Class	(29,439,938)	(49,275,931)

Change in net assets from shareholder distributions	(48,720,331)	(72,885,041)

Change in net assets from capital transactions	5,683,496	22,046,956

Change in net assets	135,738,902	53,725,919

Net Assets:
Beginning of period	957,553,659	903,827,740

End of period	$1,093,292,561	$957,553,659

Accumulated undistributed net investment income at end of period	$2,448,175	$4,109,185

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$29,379,478	$34,263,090
Dividends reinvested	10,747,803	16,742,444
Cost of shares redeemed	(29,090,584)	(56,956,860)

Total Class A Shares	11,036,697	(5,951,326)

Class B Shares
Proceeds from shares issued	4,999	40,658
Dividends reinvested	5,130	12,265
Cost of shares redeemed	(34,165)	(143,705)

Total Class B Shares	(24,036)	(90,782)

Class C Shares
Proceeds from shares issued	1,039,253	287,929
Dividends reinvested	60,997	98,056
Cost of shares redeemed	(148,704)	(534,277)

Total Class C Shares	951,546	(148,292)

92

Statements of Changes in Net Assets (Continued)

	Nationwide Mid Cap Market Index Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$2,891,647	$923,929
Dividends reinvested	3,731	402
Cost of shares redeemed	(658,982)	(100,153)

Total Class R2 Shares	2,236,396	824,178

Institutional Class Shares
Proceeds from shares issued	33,287,384	86,867,351
Dividends reinvested	37,112,729	55,087,538
Cost of shares redeemed	(78,917,220)	(114,541,711)

Total Institutional Class Shares	(8,517,107)	27,413,178

Change in net assets from capital transactions	$5,683,496	$22,046,956

SHARE TRANSACTIONS:
Class A Shares
Issued	1,874,164	2,409,264
Reinvested	729,849	1,326,754
Redeemed	(1,886,117)	(3,974,884)

Total Class A Shares	717,896	(238,866)

Class B Shares
Issued	340	3,161
Reinvested	360	1,000
Redeemed	(2,329)	(10,235)

Total Class B Shares	(1,629)	(6,074)

Class C Shares
Issued	68,049	21,047
Reinvested	4,316	8,062
Redeemed	(10,052)	(38,710)

Total Class C Shares	62,313	(9,601)

Class R2 Shares
Issued	183,976	64,477
Reinvested	253	32
Redeemed	(41,418)	(6,825)

Total Class R2 Shares	142,811	57,684

Institutional Class Shares
Issued	2,107,162	6,133,151
Reinvested	2,490,188	4,306,741
Redeemed	(4,960,615)	(7,982,958)

Total Institutional Class Shares	(363,265)	2,456,934

Total change in shares	558,126	2,260,077

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

93

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Mid Cap Market Index Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$14.74	0.10	2.58	2.68	(0.13)	(0.61)	(0.74)	–	$16.68	18.86%		$275,515,448	0.68%	1.29%		0.68%	3.29%
Year Ended October 31, 2012 (f)	$14.40	0.11	1.34	1.45	(0.04)	(1.07)	(1.11)	–	$14.74	11.38%		$232,877,271	0.70%	0.75%		0.70%	17.46%
Year Ended October 31, 2011 (f)	$13.64	0.08	0.95	1.03	(0.13)	(0.14)	(0.27)	–	$14.40	7.51%		$231,028,775	0.68%	0.55%		0.70%	23.58%
Year Ended October 31, 2010 (f)	$10.83	0.10	2.80	2.90	(0.09)	–	(0.09)	–	$13.64	26.88%		$197,128,439	0.67%	0.79%		0.71%	15.52%
Year Ended October 31, 2009 (f)	$9.88	0.09	1.45	1.54	(0.08)	(0.51)	(0.59)	–	$10.83	17.23%		$147,301,010	0.73%	1.01%		0.83%	19.20%
Year Ended October 31, 2008	$16.40	0.10	(5.91)	(5.81)	(0.08)	(0.63)	(0.71)	–	$9.88	(36.87%	)	$124,032,623	0.69%	0.71%		0.74%	29.96%

Class B Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$14.32	0.05	2.51	2.56	(0.08)	(0.61)	(0.69)	–	$16.19	18.54%		$127,114	1.30%	0.71%		1.30%	3.29%
Year Ended October 31, 2012 (f)	$14.07	0.02	1.30	1.32	–	(1.07)	(1.07)	–	$14.32	10.67%		$135,820	1.30%	0.15%		1.31%	17.46%
Year Ended October 31, 2011 (f)	$13.36	(0.01)	0.93	0.92	(0.07)	(0.14)	(0.21)	–	$14.07	6.85%		$218,927	1.29%	(0.04%	)	1.31%	23.58%
Year Ended October 31, 2010 (f)	$10.63	0.02	2.74	2.76	(0.03)	–	(0.03)	–	$13.36	26.04%		$500,053	1.30%	0.17%		1.35%	15.52%
Year Ended October 31, 2009 (f)	$9.72	0.05	1.41	1.46	(0.04)	(0.51)	(0.55)	–	$10.63	16.73%		$534,484	1.32%	0.51%		1.42%	19.20%
Year Ended October 31, 2008	$16.18	0.03	(5.84)	(5.81)	(0.02)	(0.63)	(0.65)	–	$9.72	(37.29%	)	$576,888	1.32%	0.08%		1.38%	29.96%

Class C Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$14.19	0.05	2.48	2.53	(0.09)	(0.61)	(0.70)	–	$16.02	18.51%		$2,726,679	1.30%	0.64%		1.30%	3.29%
Year Ended October 31, 2012 (f)	$13.96	0.02	1.28	1.30	–	(1.07)	(1.07)	–	$14.19	10.61%		$1,530,845	1.30%	0.15%		1.30%	17.46%
Year Ended October 31, 2011 (f)	$13.27	(0.01)	0.93	0.92	(0.09)	(0.14)	(0.23)	–	$13.96	6.89%		$1,639,282	1.29%	(0.07%	)	1.31%	23.58%
Year Ended October 31, 2010 (f)	$10.56	0.02	2.73	2.75	(0.04)	–	(0.04)	–	$13.27	26.06%		$1,183,758	1.30%	0.15%		1.34%	15.52%
Year Ended October 31, 2009 (f)	$9.66	0.04	1.41	1.45	(0.04)	(0.51)	(0.55)	–	$10.56	16.63%		$886,523	1.32%	0.46%		1.42%	19.20%
Year Ended October 31, 2008	$16.09	0.01	(5.79)	(5.78)	(0.02)	(0.63)	(0.65)	–	$9.66	(37.31%	)	$852,181	1.32%	0.05%		1.37%	29.96%

Class R2 Shares (g)
Six Months Ended April 30, 2013 (f) (Unaudited)	$14.65	0.08	2.57	2.65	(0.13)	(0.61)	(0.74)	–	$16.56	18.75%		$3,324,450	0.80%	1.05%		0.80%	3.29%
Year Ended October 31, 2012 (f)	$14.35	0.10	1.33	1.43	(0.06)	(1.07)	(1.13)	–	$14.65	11.28%		$848,708	0.81%	0.66%		0.81%	17.46%
Year Ended October 31, 2011 (f)	$13.58	0.07	0.96	1.03	(0.12)	(0.14)	(0.26)	–	$14.35	7.39%		$3,789	0.77%	0.45%		0.77%	23.58%
Year Ended October 31, 2010 (f)	$10.81	0.08	2.77	2.85	(0.08)	–	(0.08)	–	$13.58	26.66%		$1,385	0.80%	0.63%		0.83%	15.52%
Year Ended October 31, 2009 (f)	$9.88	0.08	1.44	1.52	(0.08)	(0.51)	(0.59)	–	$10.81	17.09%		$811	0.91%	0.84%		1.01%	19.20%
Year Ended October 31, 2008	$16.39	0.11	(5.91)	(5.80)	(0.08)	(0.63)	(0.71)	–	$9.88	(36.84%	)	$691	0.66%	0.74%		0.69%	29.96%

Institutional Class Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$14.88	0.13	2.61	2.74	(0.16)	(0.61)	(0.77)	–	$16.85	19.09%		$811,598,870	0.30%	1.68%		0.30%	3.29%
Year Ended October 31, 2012 (f)	$14.56	0.17	1.34	1.51	(0.12)	(1.07)	(1.19)	–	$14.88	11.79%		$722,161,015	0.30%	1.15%		0.30%	17.46%
Year Ended October 31, 2011 (f)	$13.76	0.14	0.96	1.10	(0.16)	(0.14)	(0.30)	–	$14.56	7.92%		$670,936,967	0.29%	0.94%		0.31%	23.58%
Year Ended October 31, 2010 (f)	$10.92	0.15	2.82	2.97	(0.13)	–	(0.13)	–	$13.76	27.29%		$703,653,698	0.30%	1.16%		0.34%	15.52%
Year Ended October 31, 2009 (f)	$9.95	0.13	1.47	1.60	(0.12)	(0.51)	(0.63)	–	$10.92	17.77%		$570,347,258	0.32%	1.39%		0.42%	19.20%
Year Ended October 31, 2008	$16.53	0.15	(5.96)	(5.81)	(0.14)	(0.63)	(0.77)	–	$9.95	(36.69%	)	$439,027,150	0.32%	1.09%		0.37%	29.96%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

94

Nationwide S&P 500 Index Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

The Fund seeks to match the performance of the S&P 500® Index as closely as possible before the deduction of Fund expenses. For the semiannual period ended April 30, 2013, the Nationwide S&P 500 Index Fund (Institutional Class) returned 14.29% versus 14.42% for its benchmark, the S&P 500 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of S&P 500 Index Objective Funds (consisting of 135 funds as of April 30, 2013) was 14.05% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance?

All 10 sectors within the S&P 500 Index (the benchmark for the Nationwide S&P 500 Index Fund) recorded positive returns during the reporting period. The sectors that made the strongest contributions to the Fund were consumer discretionary, health care and financials.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance?

None of the 10 sectors within the S&P 500 Index (the benchmark for the Nationwide S&P 500 Index Fund) recorded negative returns during the reporting period. The sectors that made the weakest contributions to the Fund were information technology, energy and materials.

Did the Fund’s investments in derivatives negatively or positively affect the Fund’s performance?

The Fund holds futures contracts that are used solely to invest the Fund’s cash flows, ensuring that the Fund remains fully invested. These derivatives are not used in any speculative or arbitrage capacity and had minimal impact on Fund performance, given the dollar amount of derivatives relative to the Fund’s net assets.

The Fund held S&P 500 eMini Futures with an average weighting of 0.02% during the reporting period.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Christopher Bliss, Edward Corallo and Greg Savage

95

Fund Performance	Nationwide S&P 500 Index Fund

Average Annual Total Return

(For periods ended April 30, 2013)

		Six Months*	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	14.18%	16.22%	4.64%	7.32%
	w/SC2	7.57%	9.53%	3.40%	6.69%
Class B	w/o SC1	13.71%	15.48%	3.97%	6.60%
	w/SC3	8.71%	10.48%	3.63%	6.60%
Class C4	w/o SC1	13.85%	15.57%	3.99%	6.61%
	w/SC5	12.85%	14.57%	3.99%	6.61%
Class R2[6,7,8]		13.87%	15.83%	4.28%	7.11%
Institutional Service Class[6]		14.26%	16.39%	4.78%	7.40%
Institutional Class[6]		14.29%	16.63%	5.01%	7.66%
Service Class[6]		14.05%	16.16%	4.59%	7.23%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]

These returns until the creation of Class C shares (10/22/03) include the performance of the Fund’s Class B shares for the period from April 30, 2003 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as the Fund’s other classes. The performance for the Class C shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such class; if these fees were reflected, the performance for Class C shares would have been lower.

[5]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any SCs.

[7]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[8]

Class R2 shares commenced operations on January 30, 2007. The returns shown in the table are based on the performance of the Fund’s Local Fund shares which are no longer offered by the Fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R2 shares has been restated to reflect differences in sales charges, if any, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R2 shares would have been lower.

Expense Ratios

Expense Ratio*
Class A	0.58%
Class B	1.21%
Class C	1.21%
Class R2	0.93%
Institutional Service Class	0.46%
Institutional Class	0.21%
Service Class	0.61%
*	Current effective prospectus dated March 1, 2013. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2014. Please see the Fund’s most recent prospectus for details.

96

Fund Performance (Continued)	Nationwide S&P 500 Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Class shares of the Nationwide S&P 500 Index Fund versus the S&P 500® Index(a) and the Consumer Price Index (CPI)(b) over the 10-year period ended 4/30/13. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

97

Shareholder Expense Example	Nationwide S&P 500 Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2012) and continued to hold your shares at the end of the reporting period (April 30, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2012 through April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2012 through April 30, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2013

Nationwide S&P 500 Index Fund			Beginning Account Value ($) 11/01/12	Ending Account Value ($) 04/30/13	Expenses Paid During Period ($) 11/01/12 - 04/30/13[a]	Expense Ratio During Period (%) 11/01/12 - 04/30/13[a]
Class A Shares	Actual		1,000.00	1,141.80	3.08	0.58
	Hypothetical	[b]	1,000.00	1,021.92	2.91	0.58
Class B Shares	Actual		1,000.00	1,137.10	6.41	1.21
	Hypothetical	[b]	1,000.00	1,018.79	6.06	1.21
Class C Shares	Actual		1,000.00	1,138.50	6.36	1.20
	Hypothetical	[b]	1,000.00	1,018.84	6.01	1.20
Class R2 Shares	Actual		1,000.00	1,138.70	4.93	0.93
	Hypothetical	[b]	1,000.00	1,020.18	4.66	0.93
Institutional Service Class Shares	Actual		1,000.00	1,142.60	2.44	0.46
	Hypothetical	[b]	1,000.00	1,022.51	2.31	0.46
Institutional Class Shares	Actual		1,000.00	1,142.90	1.12	0.21
	Hypothetical	[b]	1,000.00	1,023.75	1.05	0.21
Service Class Shares	Actual		1,000.00	1,140.50	3.24	0.61
	Hypothetical	[b]	1,000.00	1,021.77	3.06	0.61

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2012 through April 30, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

98

Portfolio Summary April 30, 2013 (Unaudited)	Nationwide S&P 500 Index Fund

Asset Allocation†
Common Stocks	99.3%
Mutual Fund	1.0%
Repurchase Agreements	0.5%
Liabilities in excess of other assets	(0.8%)

100.0%

Top Holdings ††
Apple, Inc.	2.9%
Exxon Mobil Corp.	2.8%
Microsoft Corp.	1.7%
Johnson & Johnson	1.6%
Chevron Corp.	1.6%
General Electric Co.	1.6%
Google, Inc., Class A	1.5%
International Business Machines Corp.	1.5%
Procter & Gamble Co. (The)	1.4%
Pfizer, Inc.	1.4%
Other Holdings *	82.0%

100.0%

Top Industries ††
Oil, Gas & Consumable Fuels	8.7%
Pharmaceuticals	6.0%
Insurance	4.1%
Computers & Peripherals	4.0%
Diversified Financial Services	3.8%
Information Technology Services	3.7%
Media	3.5%
Software	3.4%
Commercial Banks	2.7%
Diversified Telecommunication Services	2.7%
Other Industries *	57.4%

100.0%

†	Percentages indicated are based upon net assets as of April 30, 2013.

††	Percentages indicated are based upon total investments as of April 30, 2013.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

99

Statement of Investments

April 30, 2013 (Unaudited)

Nationwide S&P 500 Index Fund

Common Stocks 99.3%

	Shares	Market Value

Aerospace & Defense 2.3%
Boeing Co. (The)	132,717	$12,131,661
General Dynamics Corp.	64,788	4,791,721
Honeywell International, Inc.	152,850	11,240,589
L-3 Communications Holdings, Inc.	17,541	1,425,206
Lockheed Martin Corp.	52,219	5,174,381
Northrop Grumman Corp.	46,256	3,503,430
Precision Castparts Corp.	28,560	5,463,242
Raytheon Co.	63,464	3,895,420
Rockwell Collins, Inc.	26,646	1,676,566
Textron, Inc.	52,981	1,364,261
United Technologies Corp.	164,459	15,013,462

		65,679,939

Air Freight & Logistics 0.7%
CH Robinson Worldwide, Inc.	31,438	1,867,103
Expeditors International of Washington, Inc.	40,291	1,447,656
FedEx Corp.	57,031	5,361,484
United Parcel Service, Inc., Class B	139,453	11,970,645

		20,646,888

Airlines 0.1%
Southwest Airlines Co.	142,055	1,946,154

Auto Components 0.3%
BorgWarner, Inc.*	22,562	1,763,672
Delphi Automotive PLC	57,203	2,643,351
Goodyear Tire & Rubber Co. (The)*	47,833	597,673
Johnson Controls, Inc.	133,447	4,671,979

		9,676,675

Automobiles 0.5%
Ford Motor Co.	764,894	10,486,697
Harley-Davidson, Inc.	44,092	2,409,628

		12,896,325

Beverages 2.5%
Beam, Inc.	31,262	2,022,964
Brown-Forman Corp., Class B	29,553	2,083,486
Coca-Cola Co. (The)	747,489	31,641,209
Coca-Cola Enterprises, Inc.	51,198	1,875,383
Constellation Brands, Inc., Class A*	29,719	1,466,633
Dr Pepper Snapple Group, Inc.	39,730	1,940,016
Molson Coors Brewing Co., Class B	30,429	1,570,136
Monster Beverage Corp.*	28,104	1,585,066
PepsiCo, Inc.	300,870	24,812,749

		68,997,642

Biotechnology 2.0%
Alexion Pharmaceuticals, Inc.*	38,066	3,730,468
Amgen, Inc.	145,967	15,211,221
Biogen Idec, Inc.*	46,084	10,089,170
Celgene Corp.*	81,670	9,642,777
Gilead Sciences, Inc.*	296,890	15,034,509

Common Stocks (continued)

	Shares	Market Value

Biotechnology (continued)
Regeneron Pharmaceuticals, Inc.*	14,884	$3,202,144

		56,910,289

Building Products 0.1%
Masco Corp.	69,576	1,352,557

Capital Markets 2.0%
Ameriprise Financial, Inc.	39,692	2,958,245
Bank of New York Mellon Corp. (The)	226,930	6,403,965
BlackRock, Inc.	24,528	6,536,712
Charles Schwab Corp. (The)	214,322	3,634,901
E*TRADE Financial Corp.*	50,059	515,107
Franklin Resources, Inc.	26,939	4,166,386
Goldman Sachs Group, Inc. (The)	85,341	12,465,760
Invesco Ltd.	86,018	2,730,211
Legg Mason, Inc.	22,407	713,887
Morgan Stanley	267,773	5,931,172
Northern Trust Corp.	42,436	2,288,149
State Street Corp.	89,114	5,210,495
T. Rowe Price Group, Inc.	50,508	3,661,830

		57,216,820

Chemicals 2.5%
Air Products & Chemicals, Inc.	40,500	3,521,880
Airgas, Inc.	13,332	1,288,538
CF Industries Holdings, Inc.	12,285	2,291,275
Dow Chemical Co. (The)	234,866	7,964,306
E.I. du Pont de Nemours & Co.	182,199	9,931,667
Eastman Chemical Co.	30,020	2,000,833
Ecolab, Inc.	51,766	4,380,439
FMC Corp.	26,843	1,629,370
International Flavors & Fragrances, Inc.	15,891	1,226,626
LyondellBasell Industries NV, Class A	74,044	4,494,471
Monsanto Co.	104,491	11,161,728
Mosaic Co. (The)	53,957	3,323,212
PPG Industries, Inc.	27,856	4,098,732
Praxair, Inc.	57,766	6,602,654
Sherwin-Williams Co. (The)	16,735	3,064,346
Sigma-Aldrich Corp.	23,485	1,848,035

		68,828,112

Commercial Banks 2.7%
BB&T Corp.	136,470	4,199,182
Comerica, Inc.	36,620	1,327,475
Fifth Third Bancorp	170,744	2,907,770
First Horizon National Corp.	47,322	492,149
Huntington Bancshares, Inc.	164,311	1,178,110
KeyCorp	180,248	1,797,073
M&T Bank Corp.(a)	23,846	2,389,369
PNC Financial Services Group, Inc. (The)	103,056	6,995,441
Regions Financial Corp.	275,600	$2,339,844
SunTrust Banks, Inc.	105,093	3,073,970
U.S. Bancorp	363,420	12,094,618

100

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Commercial Banks (continued)
Wells Fargo & Co.	955,965	$36,307,551
Zions Bancorporation	35,817	881,814

		75,984,366

Commercial Services & Supplies 0.6%
ADT Corp. (The)*	45,312	1,977,416
Avery Dennison Corp.	19,515	808,897
Cintas Corp.	20,454	917,771
Iron Mountain, Inc.	32,636	1,235,599
Pitney Bowes, Inc. (a)	39,318	537,477
Republic Services, Inc.	57,942	1,974,663
Stericycle, Inc.*	16,786	1,818,259
Tyco International Ltd.	90,873	2,918,841
Waste Management, Inc.	85,271	3,494,406

		15,683,329

Communications Equipment 1.8%
Cisco Systems, Inc.	1,039,828	21,753,202
F5 Networks, Inc.*	15,336	1,172,130
Harris Corp. (a)	22,025	1,017,555
JDS Uniphase Corp.*	45,985	620,797
Juniper Networks, Inc.*	100,532	1,663,805
Motorola Solutions, Inc.	53,834	3,079,305
QUALCOMM, Inc.	335,065	20,646,705

		49,953,499

Computers & Peripherals 4.0%
Apple, Inc. (b)	183,135	81,083,021
Dell, Inc.	284,790	3,816,186
EMC Corp.*	410,393	9,205,115
Hewlett-Packard Co.	380,856	7,845,634
NetApp, Inc.*	70,277	2,451,964
SanDisk Corp.*	47,159	2,473,018
Seagate Technology PLC	62,308	2,286,704
Western Digital Corp.	42,256	2,335,912

		111,497,554

Construction & Engineering 0.2%
Fluor Corp.	31,704	1,806,494
Jacobs Engineering Group, Inc.*	25,433	1,283,858
Quanta Services, Inc.*	41,576	1,142,508

		4,232,860

Construction Materials 0.0% †
Vulcan Materials Co.	25,322	1,263,061

Consumer Finance 0.9%
American Express Co.	187,435	12,822,429
Capital One Financial Corp.	113,544	6,560,572
Discover Financial Services	96,630	4,226,596
SLM Corp.	88,449	1,826,472

		25,436,069

Common Stocks (continued)

	Shares	Market Value

Containers & Packaging 0.2%
Ball Corp.	29,160	$1,286,539
Bemis Co., Inc.	20,078	790,069
MeadWestvaco Corp.	34,250	1,180,940
Owens-Illinois, Inc.*	32,019	841,460
Sealed Air Corp.	37,983	840,184

		4,939,192

Distributors 0.1%
Genuine Parts Co.	30,169	2,302,800

Diversified Consumer Services 0.1%
Apollo Group, Inc., Class A*	19,578	359,648
H&R Block, Inc.	52,896	1,467,335

		1,826,983

Diversified Financial Services 3.8%
Bank of America Corp.	2,110,145	25,975,885
Citigroup, Inc.	592,613	27,651,323
CME Group, Inc.	59,845	3,642,167
IntercontinentalExchange, Inc. * (a)	14,174	2,309,370
JPMorgan Chase & Co.	746,427	36,582,387
Leucadia National Corp.	57,208	1,767,155
McGraw-Hill Cos., Inc. (The)	54,755	2,962,793
Moody’s Corp.	37,814	2,300,982
NASDAQ OMX Group, Inc. (The)	22,949	676,536
NYSE Euronext	47,394	1,839,361

		105,707,959

Diversified Telecommunication Services 2.7%
AT&T, Inc.	1,070,995	40,119,473
CenturyLink, Inc.	122,039	4,585,005
Frontier Communications Corp. (a)	194,705	809,973
Verizon Communications, Inc.	557,415	30,050,243
Windstream Corp. (a)	115,089	980,558

		76,545,252

Electric Utilities 2.1%
American Electric Power Co., Inc.	94,708	4,870,833
Duke Energy Corp.	137,417	10,333,759
Edison International	63,533	3,418,075
Entergy Corp.	34,727	2,473,604
Exelon Corp.	166,736	6,254,267
FirstEnergy Corp.	81,553	3,800,370
NextEra Energy, Inc.	82,658	6,780,436
Northeast Utilities	61,295	2,778,502
Pepco Holdings, Inc.	44,960	1,016,096
Pinnacle West Capital Corp.	21,404	1,303,504
PPL Corp.	113,656	3,793,837
Southern Co. (The)	169,483	8,174,165
Xcel Energy, Inc.	95,214	3,026,853

		58,024,301

101

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Electrical Equipment 0.6%
Eaton Corp. PLC	91,869	$5,641,675
Emerson Electric Co.	140,781	7,814,753
Rockwell Automation, Inc.	27,261	2,311,188
Roper Industries, Inc.	19,283	2,307,211

		18,074,827

Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp., Class A	31,182	2,354,865
Corning, Inc.	287,350	4,166,575
FLIR Systems, Inc.	28,300	687,973
Jabil Circuit, Inc.	36,030	641,334
Molex, Inc.	26,988	744,059
TE Connectivity Ltd.	81,977	3,570,098

		12,164,904

Energy Equipment & Services 1.8%
Baker Hughes, Inc.	86,155	3,910,576
Cameron International Corp.*	48,332	2,974,835
Diamond Offshore Drilling, Inc. (a)	13,582	938,516
Ensco PLC, Class A	45,327	2,614,461
FMC Technologies, Inc.*	46,356	2,517,131
Halliburton Co.	181,715	7,771,951
Helmerich & Payne, Inc.	20,678	1,212,144
Nabors Industries Ltd.	56,761	839,495
National Oilwell Varco, Inc.	83,199	5,426,239
Noble Corp.	49,276	1,847,850
Rowan Cos. PLC, Class A*	24,253	788,950
Schlumberger Ltd.	259,033	19,279,826

		50,121,974

Food & Staples Retailing 2.4%
Costco Wholesale Corp.	84,955	9,211,671
CVS Caremark Corp.	240,122	13,970,298
Kroger Co. (The)	101,095	3,475,646
Safeway, Inc. (a)	46,758	1,052,990
Sysco Corp.	114,291	3,984,184
Walgreen Co.	167,718	8,303,718
Wal-Mart Stores, Inc.	326,190	25,351,487
Whole Foods Market, Inc.	33,610	2,968,435

		68,318,429

Food Products 1.9%
Archer-Daniels-Midland Co.	128,429	4,358,880
Campbell Soup Co.	34,943	1,621,705
ConAgra Foods, Inc.	80,701	2,854,394
Dean Foods Co.* (a)	36,104	691,031
General Mills, Inc.	126,092	6,357,559
H.J. Heinz Co.	62,529	4,528,350
Hershey Co. (The)	29,276	2,610,248
Hormel Foods Corp.	26,216	1,081,934
J.M. Smucker Co. (The)	20,925	2,160,088
Kellogg Co.	48,692	3,166,928

Common Stocks (continued)

	Shares	Market Value

Food Products (continued)
Kraft Foods Group, Inc.	115,551	$5,949,721
McCormick & Co., Inc., Non-Voting Shares	25,871	1,861,160
Mead Johnson Nutrition Co.	39,478	3,201,271
Mondelez International, Inc., Class A	346,791	10,906,577
Tyson Foods, Inc., Class A	55,345	1,363,147

		52,712,993

Gas Utilities 0.1%
AGL Resources, Inc.	22,980	1,007,673
ONEOK, Inc.	39,959	2,052,294

		3,059,967

Health Care Equipment & Supplies 2.1%
Abbott Laboratories	306,335	11,309,888
Baxter International, Inc.	106,478	7,439,618
Becton, Dickinson and Co.	37,835	3,567,841
Boston Scientific Corp.*	264,825	1,983,539
C.R. Bard, Inc.	14,859	1,476,390
CareFusion Corp.*	43,400	1,451,296
Covidien PLC	92,036	5,875,578
DENTSPLY International, Inc.	27,851	1,179,490
Edwards Lifesciences Corp.*	22,261	1,420,029
Intuitive Surgical, Inc.*	7,825	3,852,169
Medtronic, Inc.	197,228	9,206,603
St. Jude Medical, Inc.	55,158	2,273,613
Stryker Corp.	56,393	3,698,253
Varian Medical Systems, Inc.*	21,275	1,385,854
Zimmer Holdings, Inc.	33,037	2,525,679

		58,645,840

Health Care Providers & Services 1.9%
Aetna, Inc.	63,981	3,675,069
AmerisourceBergen Corp.	44,904	2,430,204
Cardinal Health, Inc.	66,468	2,939,215
Cigna Corp.	55,762	3,689,771
Coventry Health Care, Inc.	26,263	1,301,332
DaVita HealthCare Partners, Inc.* (a)	16,457	1,952,623
Express Scripts Holding Co.*	159,618	9,476,521
Humana, Inc.	30,878	2,288,368
Laboratory Corp of America Holdings*	18,165	1,695,884
McKesson Corp.	45,425	4,806,873
Patterson Cos., Inc.	16,325	619,534
Quest Diagnostics, Inc.	30,887	1,739,865
Tenet Healthcare Corp.*	20,355	923,303
UnitedHealth Group, Inc.	199,875	11,978,509
WellPoint, Inc.	59,288	4,323,281

		53,840,352

Health Care Technology 0.1%
Cerner Corp.*	28,543	2,762,106

Hotels, Restaurants & Leisure 1.8%
Carnival Corp.	86,697	2,991,913

102

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Hotels, Restaurants & Leisure (continued)
Chipotle Mexican Grill, Inc.*	6,054	$2,198,752
Darden Restaurants, Inc.	25,221	1,302,160
International Game Technology	51,608	874,756
Marriott International, Inc., Class A	47,531	2,046,685
McDonald’s Corp.	195,561	19,974,601
Starbucks Corp.	146,123	8,890,123
Starwood Hotels & Resorts Worldwide, Inc.	37,791	2,438,275
Wyndham Worldwide Corp.	26,659	1,601,673
Wynn Resorts Ltd.	15,555	2,135,702
Yum! Brands, Inc. (a)	87,914	5,988,702

		50,443,342

Household Durables 0.3%
D.R. Horton, Inc.	54,505	1,421,490
Garmin Ltd. (a)	21,435	751,940
Harman International Industries, Inc.	13,215	590,843
Leggett & Platt, Inc.	27,833	897,336
Lennar Corp., Class A (a)	32,222	1,328,191
Newell Rubbermaid, Inc.	55,946	1,473,618
PulteGroup, Inc.*	66,387	1,393,463
Whirlpool Corp.	15,315	1,750,198

		9,607,079

Household Products 2.2%
Clorox Co. (The)	25,536	2,202,480
Colgate-Palmolive Co.	85,744	10,238,691
Kimberly-Clark Corp.	75,602	7,801,370
Procter & Gamble Co. (The)	532,723	40,897,145

		61,139,686

Independent Power Producers & Energy Traders 0.1%
AES Corp. (The)	120,689	1,672,749
NRG Energy, Inc.	63,011	1,756,117

		3,428,866

Industrial Conglomerates 2.3%
3M Co.	123,800	12,963,098
Danaher Corp.	113,122	6,893,655
General Electric Co.	2,027,905	45,202,002

		65,058,755

Information Technology Services 3.7%
Accenture PLC, Class A	125,654	10,233,262
Automatic Data Processing, Inc.	94,583	6,369,219
Cognizant Technology Solutions Corp., Class A*	58,850	3,813,480
Computer Sciences Corp.	29,948	1,403,064
Fidelity National Information Services, Inc.	57,171	2,404,041
Fiserv, Inc.*	26,032	2,371,775
International Business Machines Corp.(b)	204,314	41,381,758
MasterCard, Inc., Class A	20,592	11,385,935
Paychex, Inc.	63,120	2,298,199
SAIC, Inc.	55,312	826,361
Teradata Corp.*	32,347	1,651,961

Common Stocks (continued)

	Shares	Market Value

Information Technology Services (continued)
Total System Services, Inc.	31,323	$739,849
Visa, Inc., Class A	100,578	16,943,370
Western Union Co. (The)	110,974
		1,643,525

		103,465,799

Insurance 4.2%
ACE Ltd.	66,170	5,898,394
Aflac, Inc.	91,169	4,963,240
Allstate Corp. (The)	93,127	4,587,436
American International Group, Inc.*	287,904	11,924,984
Aon PLC	60,776	3,667,832
Assurant, Inc.	15,342	729,359
Berkshire Hathaway, Inc., Class B*	355,701	37,818,130
Chubb Corp. (The)	50,930	4,485,405
Cincinnati Financial Corp.	28,642	1,400,880
Genworth Financial, Inc., Class A*	96,090	963,783
Hartford Financial Services Group, Inc.	85,133	2,391,386
Lincoln National Corp.	52,964	1,801,306
Loews Corp.	60,352	2,695,924
Marsh & McLennan Cos., Inc.	106,935	4,064,599
MetLife, Inc.	213,264	8,315,163
Principal Financial Group, Inc.	53,823	1,943,010
Progressive Corp. (The)	108,391	2,741,208
Prudential Financial, Inc.	90,679	5,478,825
Torchmark Corp.	18,278	1,134,516
Travelers Cos., Inc. (The)	73,718	6,296,254
Unum Group	52,644	1,468,241
XL Group PLC	57,548	1,792,045

		116,561,920

Internet & Catalog Retail 1.0%
Amazon.com, Inc.*	70,916	17,999,190
Expedia, Inc.	18,253	1,019,247
Netflix, Inc.*	10,918	2,359,052
priceline.com, Inc.*	9,725	6,768,503
TripAdvisor, Inc.*	21,453	1,127,999

		29,273,991

Internet Software & Services 2.2%
Akamai Technologies, Inc.*	34,681	1,522,843
eBay, Inc.*	227,555	11,921,606
Google, Inc., Class A*	52,075	42,939,483
VeriSign, Inc.*	29,769	1,371,458
Yahoo!, Inc.*	189,036	4,674,860

		62,430,250

Leisure Equipment & Products 0.2%
Hasbro, Inc. (a)	22,364	1,059,383
Mattel, Inc.	67,179	3,067,393

		4,126,776

103

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Life Sciences Tools & Services 0.5%
Agilent Technologies, Inc.	67,638	$2,802,919
Life Technologies Corp.*	33,549	2,472,226
PerkinElmer, Inc.	22,202	680,491
Thermo Fisher Scientific, Inc.	69,754	5,627,753
Waters Corp.*	16,758	1,548,439

		13,131,828

Machinery 1.7%
Caterpillar, Inc.	127,744	10,816,084
Cummins, Inc.	34,429	3,662,901
Deere & Co.	75,980	6,785,014
Dover Corp.	34,076	2,350,562
Flowserve Corp.	9,390	1,484,747
Illinois Tool Works, Inc.	81,008	5,229,876
Ingersoll-Rand PLC	53,762	2,892,396
Joy Global, Inc.	20,707	1,170,360
PACCAR, Inc.	68,927	3,431,186
Pall Corp.	21,682	1,446,406
Parker Hannifin Corp.	29,086	2,576,147
Pentair Ltd.	40,216	2,185,740
Snap-on, Inc.	11,344	977,853
Stanley Black & Decker, Inc.	31,249	2,337,738
Xylem, Inc.	36,227	1,005,299

		48,352,309

Media 3.6%
Cablevision Systems Corp., Class A	41,883	622,381
CBS Corp. Non-Voting Shares, Class B	114,127	5,224,734
Comcast Corp., Class A	514,773	21,260,125
DIRECTV*	111,763	6,321,315
Discovery Communications, Inc., Class A*	47,826	3,769,645
Gannett Co., Inc.	44,758	902,321
Interpublic Group of Cos., Inc. (The)	80,779	1,117,981
News Corp., Class A	390,011	12,078,641
Omnicom Group, Inc.	50,992	3,047,792
Scripps Networks Interactive, Inc., Class A	16,831	1,120,608
Time Warner Cable, Inc.	57,639	5,411,726
Time Warner, Inc.	182,316	10,898,851
Viacom, Inc., Class B	88,819	5,683,528
Walt Disney Co. (The)	352,091	22,125,398
Washington Post Co. (The), Class B(a)	885	392,356

		99,977,402

Metals & Mining 0.5%
Alcoa, Inc.	208,503	1,772,276
Allegheny Technologies, Inc.	20,950	565,231
Cliffs Natural Resources, Inc.(a)	29,533	630,234
Freeport-McMoRan Copper & Gold, Inc.	185,168	5,634,662
Newmont Mining Corp.	96,865	3,138,426
Nucor Corp.	61,947	2,702,128
United States Steel Corp.(a)	28,122	500,572

		14,943,529

Common Stocks (continued)

	Shares	Market Value

Multiline Retail 0.8%
Dollar General Corp.*	58,969	$3,071,695
Dollar Tree, Inc.*	44,303	2,107,051
Family Dollar Stores, Inc.	18,739	1,150,013
J.C. Penney Co., Inc.*(a)	27,772	456,016
Kohl’s Corp.	41,261	1,941,743
Macy’s, Inc.	77,079	3,437,723
Nordstrom, Inc.	29,212	1,653,107
Target Corp.	126,913	8,954,981

		22,772,329

Multi-Utilities 1.3%
Ameren Corp.	47,321	1,715,386
CenterPoint Energy, Inc.	83,390	2,058,065
CMS Energy Corp.	51,638	1,546,042
Consolidated Edison, Inc.	57,111	3,635,115
Dominion Resources, Inc.	112,386	6,931,968
DTE Energy Co.	33,645	2,452,048
Integrys Energy Group, Inc.	15,284	940,883
NiSource, Inc.	60,677	1,864,604
PG&E Corp.	85,536	4,143,364
Public Service Enterprise Group, Inc.	98,662	3,612,016
SCANA Corp.	25,817	1,399,281
Sempra Energy	44,121	3,655,425
TECO Energy, Inc.	39,809	761,546
Wisconsin Energy Corp.	44,707	2,009,133

		36,724,876

Office Electronics 0.1%
Xerox Corp.	238,761	2,048,569

Oil, Gas & Consumable Fuels 8.8%
Anadarko Petroleum Corp.	97,617	8,274,017
Apache Corp.	76,397	5,644,210
Cabot Oil & Gas Corp.	41,033	2,792,296
Chesapeake Energy Corp.	101,533	1,983,955
Chevron Corp.	378,872	46,226,173
ConocoPhillips	238,113	14,393,931
CONSOL Energy, Inc.	44,481	1,496,341
Denbury Resources, Inc.*	72,874	1,303,716
Devon Energy Corp.	73,630	4,054,068
EOG Resources, Inc.	52,994	6,420,753
EQT Corp.	29,356	2,205,223
Exxon Mobil Corp.	873,787	77,758,305
Hess Corp.	57,942	4,182,254
Kinder Morgan, Inc.	123,197	4,817,003
Marathon Oil Corp.	138,008	4,508,721
Marathon Petroleum Corp.	64,645	5,065,582
Murphy Oil Corp.	35,337	2,194,074
Newfield Exploration Co.*	26,357	574,319
Noble Energy, Inc.	35,018	3,967,189
Occidental Petroleum Corp.	157,101	14,022,835
Peabody Energy Corp.	52,569	1,054,534
Phillips 66	121,218	7,388,237
Pioneer Natural Resources Co.	25,810	3,154,756

104

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)
QEP Resources, Inc.	34,811	$999,424
Range Resources Corp.	31,754	2,334,554
Southwestern Energy Co.*	68,451	2,561,437
Spectra Energy Corp.	130,288	4,107,981
Tesoro Corp.	26,814	1,431,868
Valero Energy Corp.	107,826	4,347,544
Williams Cos., Inc. (The)	132,903	5,067,591
WPX Energy, Inc.*	39,010	609,726

		244,942,617

Paper & Forest Products 0.1%
International Paper Co.	86,037	4,042,018

Personal Products 0.2%
Avon Products, Inc.	84,303	1,952,457
Estee Lauder Cos., Inc. (The), Class A	46,756	3,242,529

		5,194,986

Pharmaceuticals 6.0%
AbbVie, Inc.	308,254	14,195,097
Actavis, Inc.*	24,926	2,635,426
Allergan, Inc.	59,976	6,810,275
Bristol-Myers Squibb Co.	319,337	12,684,066
Eli Lilly & Co.	194,699	10,782,430
Forest Laboratories, Inc.*	45,691	1,709,300
Hospira, Inc.*	32,247	1,068,021
Johnson & Johnson	545,140	46,462,282
Merck & Co., Inc.	589,440	27,703,680
Mylan, Inc.*	77,165	2,246,273
Perrigo Co.	17,227	2,057,076
Pfizer, Inc.	1,402,039	40,757,274

		169,111,200

Professional Services 0.1%
Dun & Bradstreet Corp. (The)(a)	7,981	705,920
Equifax, Inc.	23,485	1,437,282
Robert Half International, Inc.	27,270	895,001

		3,038,203

Real Estate Investment Trusts (REITs) 2.2%
American Tower Corp.	77,049	6,471,346
Apartment Investment & Management Co., Class A	28,427	884,364
AvalonBay Communities, Inc.	22,195	2,952,823
Boston Properties, Inc.	29,570	3,235,845
Equity Residential	62,468	3,626,892
HCP, Inc.	88,411	4,712,306
Health Care REIT, Inc.	50,864	3,813,274
Host Hotels & Resorts, Inc.	141,702	2,588,896
Kimco Realty Corp.	79,531	1,891,247
Plum Creek Timber Co., Inc.	31,680	1,632,787
Prologis, Inc.	96,291	4,039,407
Public Storage	28,130	4,641,450
Simon Property Group, Inc.	61,171	10,892,720

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
Ventas, Inc.	56,946	$4,534,610
Vornado Realty Trust	33,031	2,892,194
Weyerhaeuser Co.	106,333	3,244,220

		62,054,381

Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A*	59,313	1,436,561

Road & Rail 0.9%
CSX Corp.	199,108	4,896,066
Norfolk Southern Corp.	61,347	4,749,485
Ryder System, Inc.	10,034	582,674
Union Pacific Corp.	91,520	13,541,299

		23,769,524

Semiconductors & Semiconductor Equipment 2.0%
Advanced Micro Devices, Inc.*(a)	119,287	336,389
Altera Corp.	62,342	1,995,568
Analog Devices, Inc.	59,666	2,624,707
Applied Materials, Inc.	234,009	3,395,471
Broadcom Corp., Class A	102,080	3,674,880
First Solar, Inc.*(a)	11,670	543,355
Intel Corp.	964,605	23,102,290
KLA-Tencor Corp.	32,376	1,756,398
Lam Research Corp.*(a)	31,699	1,465,128
Linear Technology Corp.	45,346	1,655,129
LSI Corp.*	107,511	703,122
Microchip Technology, Inc.	38,091	1,387,274
Micron Technology, Inc.*	199,233	1,876,775
NVIDIA Corp.	121,833	1,677,640
Teradyne, Inc.*	37,096	609,858
Texas Instruments, Inc.	215,477	7,802,422
Xilinx, Inc.	51,002	1,933,486

		56,539,892

Software 3.5%
Adobe Systems, Inc.*	97,267	4,384,796
Autodesk, Inc.*	43,813	1,725,356
BMC Software, Inc.*	25,577	1,163,242
CA, Inc.	64,937	1,751,351
Citrix Systems, Inc.*	36,377	2,261,558
Electronic Arts, Inc.*	58,560	1,031,242
Intuit, Inc.	54,329	3,240,181
Microsoft Corp.	1,470,210	48,663,951
Oracle Corp.	720,183	23,607,599
Red Hat, Inc.*	37,670	1,805,523
Salesforce.com, Inc.*	105,096	4,320,497
Symantec Corp.*	134,437	3,266,819

		97,222,115

Specialty Retail 2.3%
Abercrombie & Fitch Co., Class A	15,510	768,676
AutoNation, Inc.*	7,540	343,145
AutoZone, Inc.*	7,088	2,899,630

105

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Specialty Retail (continued)
Bed Bath & Beyond, Inc.*	44,113	$3,034,974
Best Buy Co., Inc.	51,853	1,347,660
CarMax, Inc.*	44,490	2,048,320
GameStop Corp., Class A (a)	23,620	824,338
Gap, Inc. (The)	57,959	2,201,862
Home Depot, Inc. (The)	291,586	21,387,833
L Brands, Inc.	46,671	2,352,685
Lowe’s Cos., Inc.	216,492	8,317,623
O’Reilly Automotive, Inc.*	21,714	2,330,347
PetSmart, Inc.	20,955	1,429,969
Ross Stores, Inc.	43,363	2,864,993
Staples, Inc.	131,451	1,740,411
Tiffany & Co.	23,253	1,713,281
TJX Cos., Inc.(a)	142,212	6,935,679
Urban Outfitters, Inc.*	21,318	883,418

		63,424,844

Textiles, Apparel & Luxury Goods 0.7%
Coach, Inc.	54,774	3,223,998
Fossil, Inc.*	10,407	1,021,135
NIKE, Inc., Class B	141,506	8,999,781
PVH Corp.	15,234	1,758,156
Ralph Lauren Corp.	11,858	2,153,176
VF Corp.	17,196	3,064,671

		20,220,917

Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp, Inc.	92,671	770,096
People’s United Financial, Inc.	66,105	869,942

		1,640,038

Tobacco 1.8%
Altria Group, Inc.	391,985	14,311,372
Lorillard, Inc.	74,002	3,173,946
Philip Morris International, Inc.	321,360	30,718,802
Reynolds American, Inc.	62,766	2,976,364

		51,180,484

Trading Companies & Distributors 0.2%
Fastenal Co.	52,637	2,581,845
W.W. Grainger, Inc.	11,659	2,873,594

		5,455,439

Wireless Telecommunication Services 0.3%
Crown Castle International Corp.*	57,169	4,402,013
Sprint Nextel Corp.*	587,106	4,139,097

		8,541,110

Total Common Stocks (cost $2,036,764,012)		2,778,551,653

Mutual Fund 1.0%

	Shares	Market Value

Money Market Fund 1.0%
Fidelity Institutional Money Market Fund — Institutional Class, 0.14% (c)	27,742,887	$27,742,887

Total Mutual Fund (cost $27,742,887)		27,742,887

Repurchase Agreements 0.5%

	Principal Amount	Market Value

BNP Paribas Securities Corp., 0.15%, dated 04/30/13, due 05/01/13, repurchase price $10,000,042, collateralized by U.S. Government Agency Securities ranging from 0.00% - 7.13%, maturing 05/03/13 - 05/04/37; total market value $10,200,016. (d)	$10,000,000	10,000,000
Credit Suisse (USA) LLC, 0.16%, dated 04/30/13, due 05/01/13, repurchase price $3,889,180, collateralized by U.S. Government Treasury Securities, 0.63%, maturing 04/30/18; total market value $3,966,951. (d)	3,889,162	3,889,162

Total Repurchase Agreements (cost $13,889,162)		13,889,162

Total Investments (cost $2,078,396,061) (e) — 100.8%		2,820,183,702
Liabilities in excess of other assets — (0.8%)		(21,730,132)

NET ASSETS — 100.0%		$2,798,453,570

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at April 30, 2013. The total value of securities on loan at April 30, 2013 was $13,466,873.

(b)	Security or a portion of the security was used to cover the margin requirement for futures contracts.

(c)	Represents 7-day effective yield as of April 30, 2013.

(d)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of April 30, 2013 was $13,889,162.

(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

LLC	Limited Liability Company

106

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide S&P 500 Index Fund (Continued)

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

At April 30, 2013, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
343	E-Mini S&P 500	06/21/13	$27,306,230	$644,955

The accompanying notes are an integral part of these financial statements.

107

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

Nationwide S&P 500 Index Fund
Assets:
Investments, at value *(cost $2,064,506,899)	$2,806,294,540
Repurchase agreements, at value and cost	13,889,162

Total Investments	2,820,183,702

Dividends receivable	2,515,171
Security lending income receivable	8,444
Receivable for investments sold	744,318
Receivable for capital shares issued	872,870
Reclaims receivable	1,850
Receivable for variation margin on futures contracts	62,608
Prepaid expenses	97,764

Total Assets	2,824,486,727

Liabilities:
Payable for investments purchased	3,202,177
Payable for capital shares redeemed	8,076,593
Payable upon return of securities loaned (Note 2)	13,889,162
Accrued expenses and other payables:
Investment advisory fees	262,204
Fund administration fees	65,787
Distribution fees	82,366
Administrative servicing fees	120,324
Accounting and transfer agent fees	6,443
Trustee fees	5,538
Custodian fees	17,144
Compliance program costs (Note 3)	1,628
Professional fees	17,052
Printing fees	13,351
Recoupment fees	242,046
Other	31,342

Total Liabilities	26,033,157

Net Assets	$2,798,453,570

Represented by:
Capital	$2,110,366,448
Accumulated undistributed net investment income	5,403,592
Accumulated net realized losses from investment and futures transactions	(59,749,066)
Net unrealized appreciation/(depreciation) from investments	741,787,641
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	644,955

Net Assets	$2,798,453,570

*	Includes value of securities on loan of $13,466,873 (Note 2).

108

Statement of Assets and Liabilities (Continued)

April 30, 2013 (Unaudited)

Nationwide S&P 500 Index Fund
Net Assets:
Class A Shares	$96,873,449
Class B Shares	7,728,447
Class C Shares	11,732,426
Class R2 Shares	1,834,541
Institutional Service Class Shares	106,396,000
Institutional Class Shares	2,191,632,805
Service Class Shares	382,255,902

Total	$2,798,453,570

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	7,378,552
Class B Shares	592,042
Class C Shares	905,614
Class R2 Shares	140,102
Institutional Service Class Shares	8,069,424
Institutional Class Shares	165,992,143
Service Class Shares	29,102,648

Total	212,180,525

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$13.13
Class B Shares (a)	$13.05
Class C Shares (b)	$12.96
Class R2 Shares	$13.09
Institutional Service Class Shares	$13.19
Institutional Class Shares	$13.20
Service Class Shares	$13.13
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$13.93

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

109

Statement of Operations

For the Six Months Ended April 30, 2013 (Unaudited)

Nationwide S&P 500 Index Fund
INVESTMENT INCOME:
Dividend income	$31,255,306
Income from securities lending (Note 2)	163,162
Foreign tax withholding	(36,315)

Total Income	31,382,153

EXPENSES:
Investment advisory fees	1,518,895
Fund administration fees	387,651
Distribution fees Class A	108,343
Distribution fees Class B	38,313
Distribution fees Class C	39,994
Distribution fees Class R2	4,114
Distribution fees Service Class	273,600
Administrative servicing fees Class A	51,937
Administrative servicing fees Class R2	1,845
Administrative servicing fees Institutional Service Class	122,365
Administrative servicing fees Service	455,593
Registration and filing fees	36,539
Professional fees	44,109
Printing fees	11,728
Trustee fees	47,022
Custodian fees	47,868
Accounting and transfer agent fees	36,605
Compliance program costs (Note 3)	5,080
Recoupment fees (Note 3)	527,720
Other	65,670

Total expenses before earnings credit	3,824,991

Earnings credit (Note 6)	(66)

Net Expenses	3,824,925

NET INVESTMENT INCOME	27,557,228

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	4,671,001
Net realized gains from futures transactions (Note 2)	2,960,459

Net realized gains from investment and futures transactions	7,631,460

Net change in unrealized appreciation/(depreciation) from investments	318,197,833
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	972,093

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	319,169,926

Net realized/unrealized gains from investments and futures transactions	326,801,386

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$354,358,614

The accompanying notes are an integral part of these financial statements.

110

Statements of Changes in Net Assets

	Nationwide S&P 500 Index Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
Operations:
Net investment income	$27,557,228	$47,608,443
Net realized gains from investment and futures transactions	7,631,460	10,224,056
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	319,169,926	282,272,200

Change in net assets resulting from operations	354,358,614	340,104,699

Distributions to Shareholders From:
Net investment income:
Class A	(882,195)	(1,181,274)
Class B	(54,986)	(78,947)
Class C	(60,476)	(34,117)
Class R2	(12,920)	(14,326)
Institutional Service Class	(1,041,811)	(1,453,952)
Institutional Class	(24,279,668)	(36,655,914)
Service Class	(3,647,200)	(5,154,552)
Net realized gains:
Class A	(734,057)	(484,713)
Class B	(67,969)	(61,107)
Class C	(57,997)	(23,942)
Class R2	(13,297)	(5,427)
Institutional Service Class	(822,250)	(553,422)
Institutional Class	(17,203,923)	(12,719,031)
Service Class	(3,121,164)	(2,357,071)

Change in net assets from shareholder distributions	(51,999,913)	(60,777,795)

Change in net assets from capital transactions	(25,155,653)	(155,730,334)

Change in net assets	277,203,048	123,596,570

Net Assets:
Beginning of period	2,521,250,522	2,397,653,952

End of period	$2,798,453,570	$2,521,250,522

Accumulated undistributed net investment income at end of period	$5,403,592	$7,825,620

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$20,575,908	$35,556,149
Dividends reinvested	1,419,512	1,518,544
Cost of shares redeemed	(16,413,080)	(37,499,464)

Total Class A Shares	5,582,340	(424,771)

Class B Shares
Proceeds from shares issued	103,528	122,457
Dividends reinvested	17,871	19,291
Cost of shares redeemed	(1,069,497)	(2,391,030)

Total Class B Shares	(948,098)	(2,249,282)

111

Statements of Changes in Net Assets (Continued)

	Nationwide S&P 500 Index Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
CAPITAL TRANSACTIONS: (continued)
Class C Shares
Proceeds from shares issued	$6,228,387	$3,020,729
Dividends reinvested	74,849	23,056
Cost of shares redeemed	(1,465,280)	(911,426)

Total Class C Shares	4,837,956	2,132,359

Class R2 Shares
Proceeds from shares issued	250,411	593,795
Dividends reinvested	26,217	19,754
Cost of shares redeemed	(99,765)	(41,316)

Total Class R2 Shares	176,863	572,233

Institutional Service Class Shares
Proceeds from shares issued	9,410,232	14,153,695
Dividends reinvested	1,864,061	2,007,374
Cost of shares redeemed	(10,010,179)	(13,942,033)

Total Institutional Service Class Shares	1,264,114	2,219,036

Institutional Class Shares
Proceeds from shares issued	74,155,871	137,006,269
Dividends reinvested	41,431,276	49,230,460
Cost of shares redeemed	(129,553,640)	(317,439,579)

Total Institutional Class Shares	(13,966,493)	(131,202,850)

Service Class Shares
Proceeds from shares issued	12,029,611	38,750,285
Dividends reinvested	6,767,733	7,510,978
Cost of shares redeemed	(40,899,679)	(73,038,322)

Total Service Shares	(22,102,335)	(26,777,059)

Change in net assets from capital transactions	$(25,155,653)	$(155,730,334)

The accompanying notes are an integral part of these financial statements.

112

Statements of Changes in Net Assets (Continued)

	Nationwide S&P 500 Index Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
SHARE TRANSACTIONS:
Class A Shares
Issued	1,671,766	3,168,383
Reinvested	119,067	143,599
Redeemed	(1,344,210)	(3,394,341)

Total Class A Shares	446,623	(82,359)

Class B Shares
Issued	8,327	11,822
Reinvested	1,515	1,863
Redeemed	(87,063)	(210,326)

Total Class B Shares	(77,221)	(196,641)

Class C Shares
Issued	508,845	263,289
Reinvested	6,344	2,245
Redeemed	(122,214)	(82,725)

Total Class C Shares	392,975	182,809

Class R2 Shares
Issued	20,608	52,788
Reinvested	2,204	1,854
Redeemed	(7,896)	(3,617)

Total Class R2 Shares	14,916	51,025

Institutional Service Class Shares
Issued	760,240	1,265,712
Reinvested	155,515	188,440
Redeemed	(811,653)	(1,245,791)

Total Institutional Service Class Shares	104,102	208,361

Institutional Class Shares
Issued	6,007,711	12,150,121
Reinvested	3,447,928	4,610,639
Redeemed	(10,436,217)	(28,461,881)

Total Institutional Class Shares	(980,578)	(11,701,121)

Service Class Shares
Issued	969,686	3,419,891
Reinvested	567,382	712,438
Redeemed	(3,340,798)	(6,560,537)

Total Service Shares	(1,803,730)	(2,428,208)

Total change in shares	(1,902,913)	(13,966,134)

The accompanying notes are an integral part of these financial statements.

113

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide S&P 500 Index Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2013(f) (Unaudited)	$11.73	0.11	1.51	1.62	(0.12)	(0.10)	(0.22)	–	$13.13	14.18%	$96,873,449	0.58%	1.81%		0.58%	1.27%
Year Ended October 31, 2012 (f)	$10.47	0.18	1.32	1.50	(0.17)	(0.07)	(0.24)	–	$11.73	14.53%	$81,276,957	0.57%	1.63%		0.58%	3.71%
Year Ended October 31, 2011 (f)	$9.91	0.15	0.59	0.74	(0.18)	–	(0.18)	–	$10.47	7.46%	$73,439,959	0.62%	1.43%		0.63%	4.12%
Year Ended October 31, 2010 (f)	$8.66	0.15	1.21	1.36	(0.11)	–	(0.11)	–	$9.91	15.78%	$107,697,519	0.63%	1.59%		0.66%	4.48%
Year Ended October 31, 2009 (f)	$8.09	0.15	0.58	0.73	(0.16)	–	(0.16)	–	$8.66	9.32%	$91,782,717	0.52%	1.97%		0.60%	4.24%
Year Ended October 31, 2008	$13.13	0.19	(4.85)	(4.66)	(0.19)	(0.19)	(0.38)	–	$8.09	(36.42%)	$65,378,521	0.49%	1.71%		0.53%	10.51%
Class B Shares
Six Months Ended April 30, 2013(f) (Unaudited)	$11.66	0.07	1.50	1.57	(0.08)	(0.10)	(0.18)	–	$13.05	13.71%	$7,728,447	1.21%	1.22%		1.21%	1.27%
Year Ended October 31, 2012 (f)	$10.41	0.11	1.31	1.42	(0.10)	(0.07)	(0.17)	–	$11.66	13.86%	$7,802,495	1.21%	1.01%		1.21%	3.71%
Year Ended October 31, 2011 (f)	$9.86	0.09	0.58	0.67	(0.12)	–	(0.12)	–	$10.41	6.80%	$9,013,153	1.20%	0.82%		1.21%	4.12%
Year Ended October 31, 2010 (f)	$8.62	0.10	1.20	1.30	(0.06)	–	(0.06)	–	$9.86	15.16%	$10,035,049	1.22%	1.02%		1.25%	4.48%
Year Ended October 31, 2009 (f)	$8.05	0.10	0.57	0.67	(0.10)	–	(0.10)	–	$8.62	8.53%	$9,974,577	1.23%	1.29%		1.31%	4.24%
Year Ended October 31, 2008	$13.07	0.10	(4.83)	(4.73)	(0.10)	(0.19)	(0.29)	–	$8.05	(36.89%)	$8,760,072	1.23%	0.96%		1.28%	10.51%
Class C Shares
Six Months Ended April 30, 2013(f) (Unaudited)	$11.58	0.06	1.52	1.58	(0.10)	(0.10)	(0.20)	–	$12.96	13.85%	$11,732,426	1.20%	1.06%		1.20%	1.27%
Year Ended October 31, 2012 (f)	$10.35	0.11	1.29	1.40	(0.10)	(0.07)	(0.17)	–	$11.58	13.80%	$5,938,136	1.21%	0.98%		1.21%	3.71%
Year Ended October 31, 2011 (f)	$9.80	0.09	0.58	0.67	(0.12)	–	(0.12)	–	$10.35	6.85%	$3,412,978	1.20%	0.82%		1.21%	4.12%
Year Ended October 31, 2010 (f)	$8.57	0.09	1.20	1.29	(0.06)	–	(0.06)	–	$9.80	15.14%	$3,588,539	1.22%	1.00%		1.25%	4.48%
Year Ended October 31, 2009 (f)	$8.00	(0.02)	0.69	0.67	(0.10)	–	(0.10)	–	$8.57	8.62%	$3,011,534	1.23%	(0.23%	)	1.31%	4.24%
Year Ended October 31, 2008	$13.00	0.10	(4.81)	(4.71)	(0.10)	(0.19)	(0.29)	–	$8.00	(36.95%)	$2,311,273	1.23%	0.96%		1.28%	10.51%
Class R2 Shares(g)
Six Months Ended April 30, 2013(f) (Unaudited)	$11.69	0.09	1.51	1.60	(0.10)	(0.10)	(0.20)	–	$13.09	13.87%	$1,834,541	0.93%	1.44%		0.93%	1.27%
Year Ended October 31, 2012 (f)	$10.45	0.14	1.31	1.45	(0.14)	(0.07)	(0.21)	–	$11.69	14.18%	$1,463,340	0.92%	1.24%		0.93%	3.71%
Year Ended October 31, 2011 (f)	$9.90	0.11	0.59	0.70	(0.15)	–	(0.15)	–	$10.45	7.06%	$774,839	0.95%	1.07%		0.95%	4.12%
Year Ended October 31, 2010 (f)	$8.65	0.11	1.22	1.33	(0.08)	–	(0.08)	–	$9.90	15.48%	$679,538	0.97%	1.21%		0.99%	4.48%
Year Ended October 31, 2009 (f)	$8.08	0.12	0.58	0.70	(0.13)	–	(0.13)	–	$8.65	8.95%	$388,693	0.90%	1.56%		0.98%	4.24%
Year Ended October 31, 2008	$13.12	0.16	(4.85)	(4.69)	(0.16)	(0.19)	(0.35)	–	$8.08	(36.62%)	$217,723	0.76%	1.42%		0.80%	10.51%
Institutional Service Class Shares
Six Months Ended April 30, 2013(f) (Unaudited)	$11.77	0.12	1.53	1.65	(0.13)	(0.10)	(0.23)	–	$13.19	14.26%	$106,396,000	0.46%	1.94%		0.46%	1.27%
Year Ended October 31, 2012 (f)	$10.51	0.20	1.32	1.52	(0.19)	(0.07)	(0.26)	–	$11.77	14.71%	$93,780,481	0.46%	1.74%		0.46%	3.71%
Year Ended October 31, 2011 (f)	$9.96	0.17	0.58	0.75	(0.20)	–	(0.20)	–	$10.51	7.55%	$81,543,635	0.45%	1.57%		0.46%	4.12%
Year Ended October 31, 2010 (f)	$8.69	0.17	1.22	1.39	(0.12)	–	(0.12)	–	$9.96	16.01%	$77,135,518	0.47%	1.76%		0.50%	4.48%
Year Ended October 31, 2009 (f)	$8.12	0.20	0.53	0.73	(0.16)	–	(0.16)	–	$8.69	9.42%	$69,764,415	0.48%	2.57%		0.56%	4.24%
Year Ended October 31, 2008	$13.18	0.20	(4.88)	(4.68)	(0.19)	(0.19)	(0.38)	–	$8.12	(36.43%)	$61,463,544	0.47%	1.74%		0.51%	10.51%
Institutional Class Shares
Six Months Ended April 30, 2013(f) (Unaudited)	$11.79	0.13	1.53	1.66	(0.15)	(0.10)	(0.25)	–	$13.20	14.29%	$2,191,632,805	0.21%	2.19%		0.21%	1.27%
Year Ended October 31, 2012 (f)	$10.53	0.23	1.31	1.54	(0.21)	(0.07)	(0.28)	–	$11.79	14.96%	$1,968,477,602	0.21%	2.00%		0.21%	3.71%
Year Ended October 31, 2011 (f)	$9.97	0.19	0.60	0.79	(0.23)	–	(0.23)	–	$10.53	7.91%	$1,880,635,492	0.20%	1.82%		0.21%	4.12%
Year Ended October 31, 2010 (f)	$8.70	0.19	1.23	1.42	(0.15)	–	(0.15)	–	$9.97	16.41%	$1,768,870,557	0.22%	2.01%		0.25%	4.48%
Year Ended October 31, 2009 (f)	$8.13	0.17	0.58	0.75	(0.18)	–	(0.18)	–	$8.70	9.55%	$1,482,444,134	0.23%	2.25%		0.31%	4.24%
Year Ended October 31, 2008	$13.19	0.22	(4.88)	(4.66)	(0.21)	(0.19)	(0.40)	–	$8.13	(36.25%)	$1,188,316,958	0.23%	1.99%		0.27%	10.51%
Service Class Shares
Six Months Ended April 30, 2013(f) (Unaudited)	$11.73	0.11	1.51	1.62	(0.12)	(0.10)	(0.22)	–	$13.13	14.05%	$382,255,902	0.61%	1.80%		0.61%	1.27%
Year Ended October 31, 2012 (f)	$10.46	0.18	1.32	1.50	(0.16)	(0.07)	(0.23)	–	$11.73	14.60%	$362,511,511	0.61%	1.60%		0.61%	3.71%
Year Ended October 31, 2011 (f)	$9.91	0.15	0.58	0.73	(0.18)	–	(0.18)	–	$10.46	7.42%	$348,833,896	0.60%	1.42%		0.61%	4.12%
Year Ended October 31, 2010 (f)	$8.66	0.15	1.22	1.37	(0.12)	–	(0.12)	–	$9.91	15.89%	$377,369,752	0.62%	1.63%		0.65%	4.48%
Year Ended October 31, 2009 (f)	$8.08	0.15	0.57	0.72	(0.14)	–	(0.14)	–	$8.66	9.27%	$381,086,600	0.63%	1.92%		0.72%	4.24%
Year Ended October 31, 2008	$13.13	0.17	(4.86)	(4.69)	(0.17)	(0.19)	(0.36)	–	$8.08	(36.60%)	$378,392,267	0.64%	1.53%		0.68%	10.51%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

114

Nationwide Small Cap Index Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

The Fund seeks to match the performance of the Russell 2000® Index as closely as possible before the deduction of Fund expenses. For the semiannual period ended April 30, 2013, the Nationwide Small Cap Index Fund (Institutional Class) returned 16.64% versus 16.58% for its benchmark, the Russell 2000 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Small-Cap Core Funds (consisting of 734 funds as of April 30, 2013) was 15.74% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance?

All 10 sectors within the Russell 2000 Index (the benchmark for the Nationwide Small Cap Index Fund) recorded positive returns during the reporting period. The sectors that made the strongest contributions to the Fund were consumer staples, financials and health care.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance?

None of the 10 sectors within the Russell 2000 Index (the benchmark for the Nationwide Small Cap Index Fund) recorded negative returns during the reporting period. The sectors that made the weakest contributions to the Fund were telecommunication services, energy and utilities.

Did the Fund’s investments in derivatives negatively or positively affect the Fund’s performance?

The Fund holds futures contracts that are used solely to invest the Fund’s cash flows, ensuring that the Fund remains fully invested. These derivatives are not used in any speculative or arbitrage capacity and had minimal impact on Fund performance, given the dollar amount of derivatives relative to the Fund’s net assets.

The Fund held Russell 2000 eMini Futures with an average weighting of 0.03% during the reporting period.

Subadviser:

BlackRock Investment Management, LLC

Portfolio Managers:

Christopher Bliss, Edward Corallo and Greg Savage

115

Fund Performance	Nationwide Small Cap Index Fund

Average Annual Total Return

(For periods ended April 30, 2013)

		Six Months*	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	16.36%	17.26%	6.79%	9.82%
	w/SC2	9.63%	10.53%	5.53%	9.18%
Class B	w/o SC1	15.96%	16.60%	6.15%	9.15%
	w/SC3	10.96%	11.60%	5.84%	9.15%
Class C4	w/o SC1	16.04%	16.55%	6.15%	9.17%
	w/SC5	15.04%	15.55%	6.15%	9.17%
Class R2[6,7,8]		16.38%	17.24%	6.70%	9.76%
Institutional Class[6]		16.64%	17.77%	7.21%	10.26%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]

These returns until the creation of Class C shares (10/22/03) include the performance of the Fund’s Class B shares for the period from April 30, 2003 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as the Fund’s other classes. The performance for the Class C shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such class; if these fees were reflected, the performance for Class C shares would have been lower.

[5]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any SCs.

[7]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[8]

These returns until the creation of Class R2 shares (3/9/07) include the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because both classes invest in the same portfolio of securities. The performance of Class R2 shares has been restated to reflect differences in sales charges, but does not reflect the higher level of other fees applicable to such class; if these fees were reflected, the performance for Class R2 shares would have been lower.

Expense Ratios

Expense Ratio*
Class A	0.74%
Class B	1.34%
Class C	1.34%
Class R2	0.99%
Institutional Class	0.34%
*	Current effective prospectus dated March 1, 2013. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2014. Please see the Fund’s most recent prospectus for details.

116

Fund Performance (Continued)	Nationwide Small Cap Index Fund

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Small Cap Index Fund versus the Russell 2000® Index(a) and the Consumer Price Index (CPI)(b) over the 10-year period ended 4/30/13. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The Russell 2000® Index is an unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the 2,000 smallest U.S. companies in the Russell 3000® Index, which measures the performance of the stocks of the 3,000 largest U.S. companies, based on market capitalization.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

117

Shareholder Expense Example	Nationwide Small Cap Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2012) and continued to hold your shares at the end of the reporting period (April 30, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2012 through April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2012 through April 30, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2013

Nationwide Small Cap Index Fund			Beginning Account Value ($) 11/01/12	Ending Account Value ($) 04/30/13	Expenses Paid During Period ($) 11/01/12 - 04/30/13[a]	Expense Ratio During Period (%) 11/01/12 - 04/30/13[a]
Class A Shares	Actual		1,000.00	1,163.60	3.54	0.66
	Hypothetical	[b]	1,000.00	1,021.52	3.31	0.66
Class B Shares	Actual		1,000.00	1,159.60	6.85	1.28
	Hypothetical	[b]	1,000.00	1,018.45	6.41	1.28
Class C Shares	Actual		1,000.00	1,160.40	6.86	1.28
	Hypothetical	[b]	1,000.00	1,018.45	6.41	1.28
Class R2 Shares	Actual		1,000.00	1,163.80	4.18	0.78
	Hypothetical	[b]	1,000.00	1,020.93	3.91	0.78
Institutional Class Shares	Actual		1,000.00	1,166.40	1.50	0.28
	Hypothetical	[b]	1,000.00	1,023.41	1.40	0.28
[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2012 through April 30, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

118

Portfolio Summary	Nationwide Small Cap Index Fund

April 30, 2013 (Unaudited)

Asset Allocation †
Common Stocks	95.8%
Repurchase Agreements	8.4%
Mutual Funds	4.2%
Warrant††	0.0%
Liabilities in excess of other assets	(8.4)%

100.0%

Top Industries †††
Real Estate Investment Trusts (REITs)	8.3%
Commercial Banks	5.6%
Biotechnology	3.8%
Oil, Gas & Consumable Fuels	3.4%
Software	3.2%
Specialty Retail	3.1%
Semiconductors & Semiconductor Equipment	3.1%
Hotels, Restaurants & Leisure	2.9%
Machinery	2.7%
Health Care Equipment & Supplies	2.6%
Other Industries*	61.3%

100.0%

Top Holdings †††
Fidelity Institutional Money Market Fund - Institutional Class	3.9%
Pharmacyclics, Inc.	0.3%
Starwood Property Trust, Inc.	0.3%
Alaska Air Group, Inc.	0.3%
Two Harbors Investment Corp.	0.3%
Gulfport Energy Corp.	0.3%
Ocwen Financial Corp.	0.3%
Genesee & Wyoming, Inc., Class A	0.3%
Alkermes PLC	0.3%
Omega Healthcare Investors, Inc.	0.2%
Other Holdings*	93.5%

100.0%

†	Percentages indicated are based upon net assets as of April 30, 2013.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of April 30, 2013.

*	For purposes of listing top industries and top holdings, the repurchase agreements are included as part of Other.

The accompanying notes are an integral part of these financial statements.

119

Statement of Investments

April 30, 2013 (Unaudited)

Nationwide Small Cap Index Fund

Common Stocks 95.8%

	Shares	Market Value

Aerospace & Defense 1.6%
AAR Corp.	17,589	$314,140
Aerovironment, Inc.* (a)	7,547	146,110
American Science & Engineering, Inc.	3,714	239,479
API Technologies Corp.*	14,392	39,722
Astronics Corp.*	5,242	145,728
CPI Aerostructures, Inc.*	2,856	26,304
Cubic Corp.	6,968	299,415
Curtiss-Wright Corp.	20,560	675,190
DigitalGlobe, Inc.*	23,444	684,330
Esterline Technologies Corp.*	13,445	1,008,913
GenCorp, Inc.* (a)	26,152	341,807
HEICO Corp.	23,108	1,016,983
Hexcel Corp.*	43,426	1,324,493
KEYW Holding Corp. (The)* (a)	10,843	147,356
Kratos Defense & Security Solutions, Inc.*	17,908	91,152
LMI Aerospace, Inc.*	3,868	82,736
Moog, Inc., Class A*	19,830	916,344
National Presto Industries, Inc. (a)	2,081	156,075
Orbital Sciences Corp.*	25,849	465,799
SIFCO Industries, Inc.	1,103	18,839
Sypris Solutions, Inc.	4,762	15,238
Taser International, Inc.*	22,723	200,190
Teledyne Technologies, Inc.*	16,022	1,202,611

		9,558,954

Air Freight & Logistics 0.3%
Air Transport Services Group, Inc.*	23,166	133,668
Atlas Air Worldwide Holdings, Inc.*	11,572	432,793
Echo Global Logistics, Inc.*	6,420	111,387
Forward Air Corp.	12,736	469,831
Hub Group, Inc., Class A*	16,247	595,453
Pacer International, Inc.*	15,199	86,482
Park-Ohio Holdings Corp.*	3,773	138,771
XPO Logistics, Inc.*	7,711	125,766

		2,094,151

Airlines 0.9%
Alaska Air Group, Inc.*	31,142	1,919,593
Allegiant Travel Co.	6,559	589,654
Hawaiian Holdings, Inc.* (a)	22,407	123,014
JetBlue Airways Corp.*	102,464	705,977
Republic Airways Holdings, Inc.*	21,330	238,683
SkyWest, Inc.	22,275	318,755
Spirit Airlines, Inc.*	18,234	486,848
US Airways Group, Inc.* (a)	71,010	1,200,069

		5,582,593

Auto Components 0.8%
American Axle & Manufacturing Holdings, Inc.*	29,270	391,340
Cooper Tire & Rubber Co.	27,328	680,194
Dana Holding Corp.	64,278	1,108,796
Dorman Products, Inc.	10,737	405,214

Common Stocks (continued)

	Shares	Market Value

Auto Components (continued)
Drew Industries, Inc.	8,437	$304,576
Exide Technologies*	34,811	29,488
Federal-Mogul Corp.*	8,258	61,770
Fuel Systems Solutions, Inc.*	6,392	100,418
Gentherm, Inc.*	12,869	195,995
Modine Manufacturing Co.*	20,458	186,986
Shiloh Industries, Inc.	2,573	25,344
Spartan Motors, Inc.	15,206	80,896
Standard Motor Products, Inc.	8,739	267,763
Stoneridge, Inc.*	12,156	92,021
Superior Industries International, Inc.	10,103	185,491
Tenneco, Inc.*	26,613	1,029,125
Tower International, Inc.*	2,592	41,705

		5,187,122

Automobiles 0.0%†
Winnebago Industries, Inc.*	12,817	234,807

Beverages 0.1%
Boston Beer Co., Inc. (The), Class A* (a)	3,417	578,566
Coca-Cola Bottling Co. Consolidated	2,013	123,800
Craft Brew Alliance, Inc.*	4,750	35,720
National Beverage Corp.	5,066	74,622

		812,708

Biotechnology 4.1%
Achillion Pharmaceuticals, Inc.*	31,777	239,599
Acorda Therapeutics, Inc.*	17,574	695,403
Aegerion Pharmaceuticals, Inc.*	12,349	519,152
Affymax, Inc.* (a)	16,077	14,471
Agenus, Inc.* (a)	10,955	53,241
Alkermes PLC*	53,467	1,636,625
Alnylam Pharmaceuticals, Inc.*	24,141	578,177
AMAG Pharmaceuticals, Inc.*	9,350	206,167
Amicus Therapeutics, Inc.* (a)	13,533	43,982
Anacor Pharmaceuticals, Inc.* (a)	7,096	47,543
Arena Pharmaceuticals, Inc.* (a)	94,823	781,342
Arqule, Inc.*	26,497	78,166
Array BioPharma, Inc.*	51,080	303,926
Astex Pharmaceuticals, Inc.*	40,772	280,511
AVEO Pharmaceuticals, Inc.*	20,002	102,210
BioCryst Pharmaceuticals, Inc.* (a)	22,090	44,401
Biospecifics Technologies Corp.*	2,211	35,089
Biotime, Inc.* (a)	14,626	52,946
Celldex Therapeutics, Inc.*	35,317	460,887
Cepheid, Inc.*	28,774	1,097,153
ChemoCentryx, Inc.*	2,705	33,623
Clovis Oncology, Inc.* (a)	5,980	223,772
Codexis, Inc.*(a)	11,643	26,080
Coronado Biosciences, Inc.*	8,572	96,435
Cubist Pharmaceuticals, Inc.*	27,641	1,269,275
Curis, Inc.*	34,474	129,277
Cytori Therapeutics, Inc.*	26,594	74,729

120

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Biotechnology (continued)
Dendreon Corp.* (a)	67,572	$318,264
Discovery Laboratories, Inc.* (a)	19,434	32,843
Durata Therapeutics, Inc.*	4,399	32,025
Dyax Corp.*	43,681	120,123
Dynavax Technologies Corp.* (a)	79,936	187,850
Emergent Biosolutions, Inc.*	11,338	173,925
Enzon Pharmaceuticals, Inc.	16,929	55,866
Exact Sciences Corp.*	27,935	260,913
Exelixis, Inc.* (a)	80,371	417,125
Genomic Health, Inc.*	7,019	213,097
Geron Corp.*	59,226	69,294
GTx, Inc.*	11,865	54,816
Halozyme Therapeutics, Inc.*	39,614	239,269
Hyperion Therapeutics, Inc.*	1,831	39,275
Idenix Pharmaceuticals, Inc.* (a)	39,348	145,588
ImmunoCellular Therapeutics Ltd.* (a)	22,452	56,579
ImmunoGen, Inc.* (a)	36,610	586,492
Immunomedics, Inc.* (a)	31,164	79,780
Infinity Pharmaceuticals, Inc.*	13,083	563,746
Intercept Pharmaceuticals, Inc.*	2,038	69,394
InterMune, Inc.* (a)	35,595	332,101
Ironwood Pharmaceuticals, Inc.* (a)	32,943	501,063
Isis Pharmaceuticals, Inc.* (a)	43,944	983,906
KaloBios Pharmaceuticals, Inc.*	3,659	21,954
Keryx Biopharmaceuticals, Inc.* (a)	35,371	288,274
KYTHERA Biopharmaceuticals, Inc.*	2,180	53,410
Lexicon Pharmaceuticals, Inc.*	93,640	185,407
Ligand Pharmaceuticals, Inc., Class B*	7,624	208,288
LipoScience, Inc.*	2,459	21,246
MannKind Corp.* (a)	58,813	232,311
Maxygen, Inc.	12,501	30,002
Merrimack Pharmaceuticals, Inc.* (a)	6,789	33,402
Momenta Pharmaceuticals, Inc.*	20,423	251,611
Neurocrine Biosciences, Inc.*	29,107	335,895
NewLink Genetics Corp.* (a)	6,762	94,262
Novavax, Inc.* (a)	56,704	133,254
NPS Pharmaceuticals, Inc.*	37,768	507,224
OncoGenex Pharmaceutical, Inc.* (a)	6,475	65,592
Oncothyreon, Inc.* (a)	25,398	63,749
Opko Health, Inc.* (a)	46,801	311,695
Orexigen Therapeutics, Inc.* (a)	36,056	219,220
Osiris Therapeutics, Inc.* (a)	7,151	80,234
PDL BioPharma, Inc. (a)	61,337	474,748
Pharmacyclics, Inc.*	25,133	2,048,340
Progenics Pharmaceuticals, Inc.*	19,766	90,924
Raptor Pharmaceutical Corp.* (a)	22,568	155,719
Regulus Therapeutics, Inc.*	5,501	38,617
Repligen Corp.*	13,795	123,603
Rigel Pharmaceuticals, Inc.*	37,484	179,548
Sangamo BioSciences, Inc.*(a)	23,076	234,914
Seattle Genetics, Inc.*(a)	41,561	1,535,679
SIGA Technologies, Inc.*(a)	15,735	51,926
Spectrum Pharmaceuticals, Inc.(a)	25,211	186,814

Common Stocks (continued)

	Shares	Market Value

Biotechnology (continued)
Sunesis Pharmaceuticals, Inc.* (a)	12,928	$72,785
Synageva BioPharma Corp.*	4,928	254,728
Synergy Pharmaceuticals, Inc.* (a)	21,288	111,762
Synta Pharmaceuticals Corp.* (a)	17,514	179,519
Targacept, Inc.*	12,326	56,823
TESARO, Inc.*	2,353	64,731
Theravance, Inc.* (a)	26,596	897,615
Threshold Pharmaceuticals, Inc.* (a)	19,509	94,033
Trius Therapeutics, Inc.*	13,280	92,562
Vanda Pharmaceuticals, Inc.*	12,722	61,829
Verastem, Inc.* (a)	2,782	27,319
Vical, Inc.*	33,272	122,774
XOMA Corp.*	35,686	124,901
ZIOPHARM Oncology, Inc.* (a)	29,015	48,745

		25,125,504

Building Products 0.9%
A.O. Smith Corp.	17,052	1,286,232
AAON, Inc.	8,132	231,030
American Woodmark Corp.*	4,235	142,508
Apogee Enterprises, Inc.	12,404	316,054
Builders FirstSource, Inc.*	19,587	121,244
Gibraltar Industries, Inc.*	13,426	251,066
Griffon Corp.	20,020	206,206
Insteel Industries, Inc.	7,697	127,616
NCI Building Systems, Inc.*	7,946	136,036
Nortek, Inc.*	3,370	242,168
Patrick Industries, Inc.*	1,804	36,549
PGT, Inc.*	8,700	66,990
Quanex Building Products Corp.	16,126	262,370
Simpson Manufacturing Co., Inc.	17,208	494,558
Trex Co., Inc.*	6,510	316,907
Universal Forest Products, Inc.	8,655	334,083
USG Corp.* (a)	32,551	846,000

		5,417,617

Capital Markets 2.4%
Apollo Investment Corp.	89,112	785,077
Arlington Asset Investment Corp., Class A	6,284	170,233
Artio Global Investors, Inc.	14,101	38,637
BGC Partners, Inc., Class A	43,177	246,972
BlackRock Kelso Capital Corp.	32,101	319,405
Calamos Asset Management, Inc., Class A	8,586	97,451
Capital Southwest Corp.	1,300	152,997
CIFC Corp.*	2,957	23,153
Cohen & Steers, Inc. (a)	8,085	319,438
Cowen Group, Inc., Class A*	37,943	97,134
Diamond Hill Investment Group, Inc.	1,163	87,789
Evercore Partners, Inc., Class A	12,573	474,631
FBR & Co.*	4,027	83,882
Fidus Investment Corp. (a)	5,883	110,600
Fifth Street Finance Corp.	51,650	570,216
Financial Engines, Inc.	21,217	771,662

121

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Capital Markets (continued)
FXCM, Inc., Class A	10,222	$138,508
GAMCO Investors, Inc., Class A	2,822	148,155
GFI Group, Inc.	30,155	120,921
Gladstone Capital Corp.	9,480	87,880
Gladstone Investment Corp.	11,000	81,840
Golub Capital BDC, Inc. (a)	7,941	140,000
Greenhill & Co., Inc.	12,773	589,985
GSV Capital Corp.* (a)	8,685	66,788
Harris & Harris Group, Inc.*	13,905	45,886
Hercules Technology Growth Capital, Inc.	26,624	354,099
HFF, Inc., Class A	14,207	297,637
Horizon Technology Finance Corp.	3,240	47,596
ICG Group, Inc.*	16,362	194,217
INTL. FCStone, Inc.*	5,988	102,515
Investment Technology Group, Inc.*	17,074	185,936
JMP Group, Inc.	7,194	46,473
KCAP Financial, Inc. (a)	11,060	119,669
Knight Capital Group, Inc., Class A*	79,690	282,103
Ladenburg Thalmann Financial Services, Inc.*	44,972	66,109
Main Street Capital Corp. (a)	13,447	404,217
Manning & Napier, Inc.	6,083	106,513
MCG Capital Corp.	31,986	164,408
Medallion Financial Corp.	7,443	111,198
Medley Capital Corp.	14,149	220,441
MVC Capital, Inc.	10,407	135,187
New Mountain Finance Corp.	10,794	164,501
NGP Capital Resources Co.	9,755	64,968
OFS Capital Corp.	2,931	40,887
Oppenheimer Holdings, Inc., Class A	4,444	82,214
PennantPark Investment Corp.	28,901	338,142
Piper Jaffray Cos.*	6,689	225,821
Prospect Capital Corp.	87,709	967,430
Pzena Investment Management, Inc., Class A	4,425	28,054
Safeguard Scientifics, Inc.*	9,101	146,890
Solar Capital Ltd.	19,618	469,459
Solar Senior Capital Ltd.	4,868	93,320
Stellus Capital Investment Corp. (a)	3,792	58,018
Stifel Financial Corp.*	26,840	864,785
SWS Group, Inc.*	13,106	74,573
TCP Capital Corp.	2,575	40,350
THL Credit, Inc.	6,407	98,540
TICC Capital Corp. (a)	22,668	230,534
Triangle Capital Corp. (a)	12,002	335,696
Virtus Investment Partners, Inc.*	2,659	507,869
Walter Investment Management Corp.*	15,698	526,825
Westwood Holdings Group, Inc.	2,912	127,254
WhiteHorse Finance, Inc. (a)	2,789	44,206
WisdomTree Investments, Inc.*	25,706	298,190

		14,436,084

Chemicals 2.2%
A. Schulman, Inc.	12,993	337,428
ADA-ES, Inc.*	3,910	107,955

Common Stocks (continued)

	Shares	Market Value

Chemicals (continued)
American Vanguard Corp.	12,221	$352,454
Arabian American Development Co.*	9,007	68,543
Axiall Corp.	30,363	1,592,539
Balchem Corp.	12,796	554,579
Calgon Carbon Corp.*	23,653	403,047
Chase Corp.	2,747	53,292
Chemtura Corp.*	43,272	919,963
Ferro Corp.*	37,771	265,908
Flotek Industries, Inc.*	21,695	347,988
FutureFuel Corp.	8,354	102,336
GSE Holding, Inc.*	3,637	27,277
H.B. Fuller Co.	21,631	819,815
Hawkins, Inc.	3,994	148,537
Innophos Holdings, Inc.	9,550	490,010
Innospec, Inc.	10,109	444,897
KMG Chemicals, Inc.	3,496	64,187
Koppers Holdings, Inc.	9,091	399,186
Kraton Performance Polymers, Inc.*	14,120	320,665
Landec Corp.*	11,206	150,272
LSB Industries, Inc.*	8,217	268,367
Minerals Technologies, Inc.	15,545	631,593
Olin Corp.	35,141	849,358
OM Group, Inc.*	14,251	348,722
OMNOVA Solutions, Inc.*	20,233	134,954
PolyOne Corp.	43,586	981,993
Quaker Chemical Corp.	5,679	350,508
Sensient Technologies Corp.	21,887	861,253
Stepan Co.	7,805	444,417
Tredegar Corp.	10,633	314,737
Zep, Inc.	9,688	147,258
Zoltek Cos., Inc.* (a)	11,913	157,371

		13,461,409

Commercial Banks 6.0%
1st Source Corp.	6,509	153,157
1st United Bancorp, Inc.	12,968	85,978
Access National Corp.	3,324	41,783
American National Bankshares, Inc.	3,509	76,251
Ameris Bancorp*	10,392	144,137
Ames National Corp. (a)	3,717	73,039
Arrow Financial Corp.	4,529	109,557
Bancfirst Corp.	2,836	118,658
Banco Latinoamericano de Comercio Exterior SA, Class E	12,398	281,311
Bancorp, Inc. (The)*	14,121	183,573
BancorpSouth, Inc.	41,073	657,168
Bank of Kentucky Financial Corp. (The)	2,649	69,457
Bank of Marin Bancorp	2,337	92,545
Bank of the Ozarks, Inc.	12,851	525,991
Banner Corp.	8,424	275,212
Bar Harbor Bankshares	1,716	61,776
BBCN Bancorp, Inc.	34,250	441,140
Berkshire Bancorp, Inc.	1,878	16,207

122

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Commercial Banks (continued)
Boston Private Financial Holdings, Inc.	34,197	$329,659
Bridge Bancorp, Inc.	3,868	78,095
Bridge Capital Holdings*	4,179	60,930
Bryn Mawr Bank Corp.	5,019	116,591
BSB Bancorp, Inc./MA*	3,666	50,408
C&F Financial Corp.	1,440	57,888
Camden National Corp.	3,355	112,023
Capital Bank Financial Corp., Class A*	4,137	73,928
Capital City Bank Group, Inc.*	5,265	65,813
Cardinal Financial Corp.	12,927	197,137
Cascade Bancorp* (a)	2,677	15,982
Cathay General Bancorp	34,543	680,843
Center Bancorp, Inc.	5,423	63,178
Centerstate Banks, Inc.	13,175	109,616
Central Pacific Financial Corp.*	9,491	159,828
Century Bancorp, Inc., Class A	1,492	50,698
Chemical Financial Corp.	12,041	298,617
Citizens & Northern Corp.	5,343	103,441
City Holding Co.	6,791	259,280
CNB Financial Corp.	5,434	87,976
CoBiz Financial, Inc.	15,291	130,891
Columbia Banking System, Inc.	22,334	479,511
Community Bank System, Inc.	17,365	497,334
Community Trust Bancorp, Inc.	6,196	214,506
ConnectOne Bancorp, Inc.*	666	19,314
Crescent Financial Bancshares, Inc.* (a)	1,252	5,171
CVB Financial Corp.	38,778	421,517
Eagle Bancorp, Inc.*	8,457	195,610
Enterprise Bancorp, Inc.	2,690	43,363
Enterprise Financial Services Corp.	7,994	114,954
Farmers National Banc Corp. (a)	8,321	54,919
Fidelity Southern Corp.*	4,394	52,248
Financial Institutions, Inc.	6,064	116,004
First Bancorp, Inc.	4,002	68,394
First Bancorp, North Carolina	7,570	98,486
First BanCorp, Puerto Rico* (a)	30,495	180,225
First Busey Corp.	32,725	140,718
First California Financial Group, Inc.*	10,121	81,676
First Commonwealth Financial Corp.	43,696	312,426
First Community Bancshares, Inc.	7,689	119,256
First Connecticut Bancorp, Inc.	7,816	115,989
First Financial Bancorp	25,751	395,793
First Financial Bankshares, Inc. (a)	13,780	680,870
First Financial Corp.	4,910	151,670
First Financial Holdings, Inc.	7,273	145,751
First Interstate BancSystem, Inc.	7,092	144,109
First Merchants Corp.	12,638	205,115
First Midwest Bancorp, Inc.	32,876	412,594
First of Long Island Corp. (The)	3,371	101,838
FirstMerit Corp.	71,672	1,227,740
FNB Corp.	61,376	699,073
FNB United Corp.* (a)	4,490	33,675
German American Bancorp, Inc.	5,553	118,390

Common Stocks (continued)

	Shares	Market Value

Commercial Banks (continued)
Glacier Bancorp, Inc.	31,617	$583,334
Great Southern Bancorp, Inc.	4,441	117,109
Guaranty Bancorp*	34,167	72,434
Hancock Holding Co.	33,127	903,373
Hanmi Financial Corp.*	13,887	214,276
Heartland Financial USA, Inc.	6,423	163,208
Heritage Commerce Corp.*	9,262	60,851
Heritage Financial Corp.	6,797	94,818
Heritage Oaks Bancorp*	8,967	49,498
Home BancShares, Inc.	9,701	385,324
HomeTrust Bancshares, Inc.*	9,080	144,826
Horizon Bancorp	2,701	52,129
Hudson Valley Holding Corp.	6,780	104,276
IBERIABANK Corp.	12,970	591,691
Independent Bank Corp.	9,745	302,485
International Bancshares Corp.	23,409	454,135
Investors Bancorp, Inc.	19,442	384,952
Lakeland Bancorp, Inc.	12,699	121,402
Lakeland Financial Corp.	7,215	193,362
MainSource Financial Group, Inc.	8,850	112,130
MB Financial, Inc.	23,927	592,433
Mercantile Bank Corp.	3,862	64,534
Merchants Bancshares, Inc.	2,319	70,358
Metro Bancorp, Inc.*	6,153	109,216
MetroCorp Bancshares, Inc.*	7,109	71,445
Middleburg Financial Corp.	2,379	43,036
MidSouth Bancorp, Inc.	3,772	59,258
MidWestOne Financial Group, Inc.	3,023	72,250
National Bank Holdings Corp., Class A	3,019	54,523
National Bankshares, Inc. (a)	3,073	100,641
National Penn Bancshares, Inc.	54,266	531,264
NBT Bancorp, Inc.	19,187	388,537
Northrim BanCorp, Inc.	2,894	63,031
OFG Bancorp (a)	20,100	323,007
Old National Bancorp	44,567	542,826
OmniAmerican Bancorp, Inc.*	4,917	122,433
Pacific Continental Corp.	8,211	91,799
Pacific Mercantile Bancorp*	4,763	28,578
PacWest Bancorp	13,315	369,225
Park National Corp. (a)	4,992	341,353
Park Sterling Corp.*	19,418	111,265
Peapack Gladstone Financial Corp.	3,957	57,693
Penns Woods Bancorp, Inc.	1,657	67,804
Peoples Bancorp, Inc.	4,673	95,236
Pinnacle Financial Partners, Inc.*	15,149	367,666
Preferred Bank, Los Angeles*	5,266	86,889
PrivateBancorp, Inc.	28,215	541,164
Prosperity Bancshares, Inc.	20,785	954,863
Renasant Corp.	11,114	253,621
Republic Bancorp, Inc., Class A	4,338	96,304
S&T Bancorp, Inc.	12,752	240,630
Sandy Spring Bancorp, Inc.	10,642	217,948
SCBT Financial Corp.	7,296	348,530

123

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Commercial Banks (continued)
Seacoast Banking Corp. of Florida*	33,158	$70,958
Sierra Bancorp	5,462	70,569
Simmons First National Corp., Class A	7,520	184,390
Southside Bancshares, Inc. (a)	7,985	170,725
Southwest Bancorp, Inc.*	8,585	113,494
State Bank Financial Corp.	13,981	205,661
StellarOne Corp.	10,118	151,669
Sterling Bancorp	13,547	152,810
Sterling Financial Corp.	11,700	255,060
Suffolk Bancorp*	4,419	69,113
Sun Bancorp, Inc.*	18,052	58,127
Susquehanna Bancshares, Inc.	81,812	954,746
SY Bancorp, Inc.	5,347	122,767
Taylor Capital Group, Inc.*	7,125	104,381
Texas Capital Bancshares, Inc.*	17,527	730,175
Tompkins Financial Corp.	4,923	205,781
TowneBank (a)	11,579	165,696
TriCo Bancshares	7,008	122,430
Trustmark Corp.	29,384	721,377
UMB Financial Corp.	14,107	710,146
Umpqua Holdings Corp.	49,144	589,728
Union First Market Bankshares Corp.	8,895	168,204
United Bankshares, Inc. (a)	17,603	445,532
United Community Banks, Inc.*	18,360	201,042
Univest Corp. of Pennsylvania	7,354	128,916
Virginia Commerce Bancorp, Inc.*	11,807	158,686
Washington Banking Co.	6,726	92,819
Washington Trust Bancorp, Inc.	6,328	169,274
Webster Financial Corp.	31,679	740,338
WesBanco, Inc.	11,155	279,210
West Bancorporation, Inc.	7,082	76,344
Westamerica Bancorporation (a)	12,259	531,918
Western Alliance Bancorp*	31,893	469,146
Wilshire Bancorp, Inc.*	27,248	174,115
Wintrust Financial Corp.	15,911	570,568

		36,878,889

Commercial Services & Supplies 2.0%
A.T. Cross Co., Class A*	4,151	52,386
ABM Industries, Inc.	23,563	531,346
ACCO Brands Corp.*	49,380	333,315
Acorn Energy, Inc. (a)	8,042	60,315
ARC Document Solutions, Inc.*	16,388	52,605
Brink’s Co. (The)	20,763	550,427
Casella Waste Systems, Inc., Class A*	16,111	70,244
CECO Environmental Corp.	3,177	36,885
Cenveo, Inc.* (a)	24,490	49,960
CompX International, Inc.	423	5,288
Consolidated Graphics, Inc.*	3,264	116,427
Courier Corp.	4,030	58,032
Deluxe Corp.	22,289	850,102
EnergySolutions, Inc.*	34,699	143,307
EnerNOC, Inc.*	11,305	198,064

Common Stocks (continued)

	Shares	Market Value

Commercial Services & Supplies (continued)
Ennis, Inc.	11,398	$175,187
G&K Services, Inc., Class A	8,258	388,043
Healthcare Services Group, Inc.	29,459	656,641
Heritage-Crystal Clean, Inc.*	3,451	53,663
Herman Miller, Inc.	25,547	640,974
HNI Corp.	19,966	687,429
InnerWorkings, Inc.* (a)	14,007	141,051
Interface, Inc.	25,768	431,356
Intersections, Inc.	4,136	39,540
Kimball International, Inc., Class B	14,227	130,746
Knoll, Inc.	20,984	326,511
McGrath RentCorp	10,827	336,287
Metalico, Inc.*	18,217	27,143
Mine Safety Appliances Co.	12,114	581,472
Mobile Mini, Inc.*	16,760	471,459
Multi-Color Corp.	5,885	152,186
NL Industries, Inc.	3,007	33,889
Performant Financial Corp.*	3,922	38,161
Quad/Graphics, Inc. (a)	11,014	230,193
Schawk, Inc.	5,306	54,015
Standard Parking Corp.*	6,832	146,820
Steelcase, Inc., Class A	33,400	424,180
Swisher Hygiene, Inc.* (a)	50,411	73,600
Team, Inc.*	8,693	336,941
Tetra Tech, Inc.*	27,832	731,703
TMS International Corp., Class A*	5,755	83,102
TRC Cos., Inc.*	6,970	42,099
UniFirst Corp.	6,336	576,893
United Stationers, Inc.	17,840	579,265
US Ecology, Inc.	7,986	217,219
Viad Corp.	8,869	231,037

		12,147,508

Communications Equipment 1.8%
ADTRAN, Inc.	27,876	585,396
Ambient Corp.* (a)	1,224	2,436
Anaren, Inc.*	5,752	134,654
ARRIS Group, Inc.*	49,580	818,566
Aruba Networks, Inc.*	49,045	1,103,022
Aviat Networks, Inc.*	27,445	87,824
Aware, Inc.	5,148	24,865
Bel Fuse, Inc., Class B	4,747	69,876
Black Box Corp.	7,230	157,036
CalAmp Corp.*	15,297	170,256
Calix, Inc.*	17,181	146,554
Ciena Corp.*	43,494	650,670
Comtech Telecommunications Corp.	7,322	180,194
Digi International, Inc.*	11,011	100,420
Emulex Corp.*	38,267	229,602
Extreme Networks*	41,097	136,853
Finisar Corp.*	40,015	513,793
Globecomm Systems, Inc.*	10,025	122,806
Harmonic, Inc.*	51,717	293,752

124

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Communications Equipment (continued)
Infinera Corp.* (a)	50,434	$424,654
InterDigital, Inc.	17,960	797,604
Ixia*	19,032	313,457
KVH Industries, Inc.*	6,536	86,341
Loral Space & Communications, Inc.	4,809	295,850
NETGEAR, Inc.*	16,642	495,765
Numerex Corp., Class A*	4,929	50,867
Oclaro, Inc.* (a)	32,557	44,277
Oplink Communications, Inc.*	8,305	136,368
ParkerVision, Inc.* (a)	35,131	140,173
PC-Tel, Inc.	8,152	54,374
Plantronics, Inc.	18,636	816,629
Procera Networks, Inc.*	8,941	99,156
Ruckus Wireless, Inc.* (a)	3,750	72,375
ShoreTel, Inc.*	21,517	77,676
Sonus Networks, Inc.*	94,040	197,484
Symmetricom, Inc.*	17,962	93,402
Tellabs, Inc.	160,385	331,997
Telular Corp.	7,445	95,073
TESSCO Technologies, Inc.	2,422	49,506
Ubiquiti Networks, Inc. (a)	4,429	68,428
ViaSat, Inc.*	16,444	797,041
Westell Technologies, Inc., Class A*	19,278	37,785

		11,104,857

Computers & Peripherals 0.7%
3D Systems Corp.* (a)	34,006	1,300,390
Avid Technology, Inc.*	12,900	85,011
Cray, Inc.*	17,251	365,031
Datalink Corp.*	6,827	76,394
Electronics for Imaging, Inc.*	20,336	543,378
Imation Corp.*	14,758	54,310
Immersion Corp.*	12,284	130,088
Intermec, Inc.*	26,411	259,884
Intevac, Inc.*	10,427	47,234
OCZ Technology Group, Inc.* (a)	30,252	39,630
QLogic Corp.*	39,920	433,531
Quantum Corp.*	102,582	146,692
Silicon Graphics International Corp.*	13,941	181,233
STEC, Inc.* (a)	15,964	57,949
Super Micro Computer, Inc.*	12,608	121,289
Synaptics, Inc.*	14,766	608,802

		4,450,846

Construction & Engineering 0.8%
Aegion Corp.*	16,974	357,473
Ameresco, Inc., Class A*	9,019	66,470
Argan, Inc.	4,409	78,039
Comfort Systems USA, Inc.	16,390	210,284
Dycom Industries, Inc.*	14,391	278,034
EMCOR Group, Inc.	29,212	1,092,529
Furmanite Corp.*	16,199	102,864
Granite Construction, Inc.	16,979	469,809
Great Lakes Dredge & Dock Corp.	26,078	180,460

Common Stocks (continued)

	Shares	Market Value

Construction & Engineering (continued)
Layne Christensen Co.*	8,704	$177,823
MasTec, Inc.*	23,950	665,810
Michael Baker Corp.	3,761	91,580
MYR Group, Inc.*	9,018	205,610
Northwest Pipe Co.*	4,067	110,988
Orion Marine Group, Inc.*	11,823	108,299
Pike Electric Corp.	7,688	120,163
Primoris Services Corp.	13,143	289,672
Sterling Construction Co., Inc.*	7,312	73,997
Tutor Perini Corp.*	15,670	257,615

		4,937,519

Construction Materials 0.4%
Eagle Materials, Inc.	21,420	1,451,205
Headwaters, Inc.*	31,985	347,357
Texas Industries, Inc.* (a)	9,854	627,503
United States Lime & Minerals, Inc.*	788	36,390

		2,462,455

Consumer Finance 0.8%
Asset Acceptance Capital Corp.*	7,160	46,325
Asta Funding, Inc.	3,401	31,935
Cash America International, Inc.	12,790	558,028
Credit Acceptance Corp.*	3,218	322,862
DFC Global Corp.*	19,360	261,360
Encore Capital Group, Inc.*	8,945	254,843
EZCORP, Inc., Class A*	21,103	356,641
First Cash Financial Services, Inc.*	12,509	643,838
First Marblehead Corp. (The)*	26,569	32,680
Green Dot Corp., Class A* (a)	10,510	165,112
Nelnet, Inc., Class A	10,504	357,136
Netspend Holdings, Inc.*	12,412	198,096
Nicholas Financial, Inc.	4,539	66,360
Portfolio Recovery Associates, Inc.*	7,486	918,907
Regional Management Corp.*	2,186	47,392
World Acceptance Corp.* (a)	4,269	379,343

		4,640,858

Containers & Packaging 0.2%
AEP Industries, Inc.*	1,821	140,399
Berry Plastics Group, Inc.*	12,906	245,214
Boise, Inc.	44,071	352,127
Graphic Packaging Holding Co.*	64,380	484,138
Myers Industries, Inc.	14,789	219,173
UFP Technologies, Inc.*	2,436	49,426

		1,490,477

Distributors 0.2%
Core-Mark Holding Co., Inc.	5,032	261,865
Pool Corp.	20,818	1,020,499
VOXX International Corp.*	7,881	75,106
Weyco Group, Inc. (a)	2,950	70,800

		1,428,270

125

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Diversified Consumer Services 1.1%
American Public Education, Inc.* (a)	7,857	$263,445
Ascent Capital Group, Inc., Class A*	6,223	413,767
Bridgepoint Education, Inc.* (a)	7,770	83,761
Bright Horizons Family Solutions, Inc.*	5,133	166,514
Capella Education Co.*	5,566	197,148
Career Education Corp.*	23,185	50,775
Carriage Services, Inc.	7,027	122,902
Coinstar, Inc.* (a)	12,242	646,500
Collectors Universe (a)	2,400	28,584
Corinthian Colleges, Inc.* (a)	33,642	67,284
Education Management Corp.* (a)	11,925	67,615
Grand Canyon Education, Inc.*	17,518	447,935
Hillenbrand, Inc.	24,179	607,618
K12, Inc.* (a)	11,761	299,553
LifeLock, Inc.* (a)	7,997	71,973
Lincoln Educational Services Corp.	10,255	57,120
Mac-Gray Corp.	5,323	68,933
Matthews International Corp., Class A	12,340	454,235
National American University Holdings, Inc.	4,756	15,885
Regis Corp.	25,253	473,494
Sotheby’s	29,548	1,048,363
Steiner Leisure Ltd.*	6,721	325,498
Stewart Enterprises, Inc., Class A	32,712	291,464
Strayer Education, Inc. (a)	4,646	220,035
Universal Technical Institute, Inc.	9,126	108,326

		6,598,727

Diversified Financial Services 0.3%
California First National Bancorp	1,047	16,668
Gain Capital Holdings, Inc. (a)	6,711	33,085
MarketAxess Holdings, Inc.	16,038	678,728
Marlin Business Services Corp.	3,644	88,294
MicroFinancial, Inc.	3,863	31,252
NewStar Financial, Inc.*	11,576	138,333
PHH Corp.*	24,858	524,007
PICO Holdings, Inc.*	9,992	216,826
Resource America, Inc., Class A	5,399	49,779

		1,776,972

Diversified Telecommunication Services 0.6%
8x8, Inc.*	31,287	226,205
Atlantic Tele-Network, Inc.	3,936	199,831
Cbeyond, Inc.*	11,849	104,034
Cincinnati Bell, Inc.*	86,607	304,857
Cogent Communications Group, Inc.	20,548	588,495
Consolidated Communications Holdings, Inc.	17,691	326,045
FairPoint Communications, Inc.* (a)	9,021	73,431
General Communication, Inc., Class A*	16,334	158,603
Hawaiian Telcom Holdco, Inc.*	4,603	111,254
HickoryTech Corp.	6,158	63,304
IDT Corp., Class B	6,882	101,785
inContact, Inc.*	16,348	132,419
Iridium Communications, Inc.* (a)	21,772	146,090

Common Stocks (continued)

	Shares	Market Value

Diversified Telecommunication Services (continued)
Lumos Networks Corp.	6,881	$92,825
magicJack VocalTec Ltd.* (a)	6,268	103,610
Neutral Tandem, Inc.	12,655	37,712
ORBCOMM, Inc.*	15,997	75,666
Premiere Global Services, Inc.*	22,026	247,352
Primus Telecommunications Group, Inc.	5,438	68,356
Towerstream Corp.* (a)	24,443	58,663
Vonage Holdings Corp.*	59,048	180,096

		3,400,633

Electric Utilities 1.5%
ALLETE, Inc.	16,732	859,188
Cleco Corp.	26,677	1,321,045
El Paso Electric Co.	17,536	656,898
Empire District Electric Co. (The)	18,453	425,711
IDACORP, Inc.	21,909	1,078,142
MGE Energy, Inc.	10,135	566,040
Otter Tail Corp.	15,840	494,208
PNM Resources, Inc.	34,941	838,933
Portland General Electric Co.	33,031	1,065,250
UIL Holdings Corp.	22,220	925,241
Unitil Corp.	5,960	180,648
UNS Energy Corp.	17,618	897,813

		9,309,117

Electrical Equipment 1.2%
Acuity Brands, Inc.	18,521	1,351,292
American Superconductor Corp.* (a)	17,603	44,184
AZZ, Inc.	11,085	468,785
Belden, Inc.	19,967	986,769
Brady Corp., Class A	21,513	728,860
Capstone Turbine Corp.* (a)	130,343	114,715
Coleman Cable, Inc.	3,701	55,515
Encore Wire Corp.	7,207	236,029
EnerSys, Inc.*	21,025	963,786
Enphase Energy, Inc.* (a)	3,522	24,795
Franklin Electric Co., Inc.	20,556	665,398
FuelCell Energy, Inc.* (a)	68,247	71,659
Generac Holdings, Inc.	10,805	388,224
Global Power Equipment Group, Inc.	7,493	123,635
II-VI, Inc.*	23,067	356,846
LSI Industries, Inc.	8,730	61,459
Powell Industries, Inc.*	3,893	191,691
Preformed Line Products Co.	1,039	83,640
Solarcity Corp.* (a)	5,750	155,365
Thermon Group Holdings, Inc.*	6,449	126,400
Vicor Corp.*	8,812	47,320

		7,246,367

Electronic Equipment, Instruments & Components 2.1%
Aeroflex Holding Corp.*	8,872	66,008
Agilysys, Inc.*	6,273	73,269
Anixter International, Inc.	12,367	887,209

126

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Electronic Equipment, Instruments & Components (continued)
Audience, Inc.*	2,706	$40,022
Badger Meter, Inc.	6,381	278,722
Benchmark Electronics, Inc.*	25,235	450,192
Checkpoint Systems, Inc.*	17,651	204,222
Cognex Corp.	18,770	745,169
Coherent, Inc.	10,361	579,491
CTS Corp.	14,873	158,397
Daktronics, Inc.	15,812	157,962
DTS, Inc.*	8,089	135,733
Echelon Corp.*	17,044	37,667
Electro Rent Corp.	8,185	135,625
Electro Scientific Industries, Inc.	9,967	107,444
Fabrinet*	9,643	132,398
FARO Technologies, Inc.*	7,421	287,861
FEI Co.	16,637	1,062,772
GSI Group, Inc.*	12,692	108,390
Insight Enterprises, Inc.*	19,458	352,579
InvenSense, Inc.*	16,021	149,316
KEMET Corp.*	19,630	122,295
Key Tronic Corp.*	4,714	53,268
Littelfuse, Inc.	9,492	662,731
Maxwell Technologies, Inc.*	11,030	67,283
Measurement Specialties, Inc.*	6,663	284,977
Mercury Systems, Inc.*	13,433	103,837
Mesa Laboratories, Inc.	1,153	56,912
Methode Electronics, Inc.	16,216	233,186
MTS Systems Corp.	7,031	428,539
Multi-Fineline Electronix, Inc.*	3,950	60,198
Neonode, Inc.* (a)	10,113	57,745
Newport Corp.*	16,811	254,687
OSI Systems, Inc.*	8,703	498,682
Park Electrochemical Corp.	9,151	218,434
PC Connection, Inc.	3,965	61,220
Plexus Corp.*	15,321	413,207
Power-One, Inc.*	29,497	186,421
Radisys Corp.*	10,247	50,825
RealD, Inc.* (a)	18,219	272,738
Richardson Electronics Ltd.	5,486	64,351
Rofin-Sinar Technologies, Inc.*	12,580	313,242
Rogers Corp.*	7,122	303,682
Sanmina Corp.*	35,672	450,181
ScanSource, Inc.*	12,050	349,089
SYNNEX Corp.*	11,525	398,765
TTM Technologies, Inc.*	23,380	169,037
Universal Display Corp.* (a)	17,409	547,339
Viasystems Group, Inc.*	1,709	21,738
Vishay Precision Group, Inc.*	5,488	78,643
Zygo Corp.*	7,085	105,992

		13,039,692

Energy Equipment & Services 2.0%
Basic Energy Services, Inc.*	13,526	185,712
Bolt Technology Corp.	3,819	61,104
Bristow Group, Inc.	15,691	991,671

Common Stocks (continued)

	Shares	Market Value

Energy Equipment & Services (continued)
C&J Energy Services, Inc.* (a)	19,516	$386,222
Cal Dive International, Inc.* (a)	42,999	71,808
Dawson Geophysical Co.*	3,428	105,377
Dril-Quip, Inc.*	17,588	1,472,292
Exterran Holdings, Inc.*	28,447	751,570
Forbes Energy Services Ltd.*	6,512	24,550
Forum Energy Technologies, Inc.*	10,487	291,644
Geospace Technologies Corp.*	5,589	471,544
Global Geophysical Services, Inc.*	8,700	31,668
Gulf Island Fabrication, Inc.	6,318	129,898
GulfMark Offshore, Inc., Class A	11,767	489,743
Heckmann Corp.* (a)	62,054	228,979
Helix Energy Solutions Group, Inc.*	46,070	1,061,453
Hercules Offshore, Inc.*	69,508	512,274
Hornbeck Offshore Services, Inc.*	15,494	695,991
ION Geophysical Corp.*	57,819	360,791
Key Energy Services, Inc.*	66,363	394,196
Lufkin Industries, Inc.	14,634	1,292,036
Matrix Service Co.*	11,188	168,156
Mitcham Industries, Inc.*	5,514	81,883
Natural Gas Services Group, Inc.*	5,333	107,673
Newpark Resources, Inc.*	39,422	413,931
Parker Drilling Co.*	51,832	213,548
PHI, Inc., Non-Voting Shares*	5,738	159,344
Pioneer Energy Services Corp.*	27,269	192,246
RigNet, Inc.*	5,337	129,155
Tesco Corp.*	13,302	162,284
TETRA Technologies, Inc.*	33,918	309,671
TGC Industries, Inc.	6,870	60,938
Vantage Drilling Co.*	83,731	141,505
Willbros Group, Inc.*	17,064	162,108

		12,312,965

Food & Staples Retailing 1.1%
Andersons, Inc. (The)	8,127	443,084
Arden Group, Inc., Class A	501	49,549
Casey’s General Stores, Inc.	16,711	967,734
Chefs’ Warehouse Inc. (The)*	4,749	87,334
Harris Teeter Supermarkets, Inc.	19,265	805,084
Ingles Markets, Inc., Class A	5,316	113,337
Nash Finch Co.	5,429	111,566
Natural Grocers by Vitamin Cottage, Inc.*	3,109	77,974
Pantry, Inc. (The)*	10,152	148,321
PriceSmart, Inc.	7,979	711,966
Rite Aid Corp.*	289,477	767,114
Roundy’s, Inc. (a)	8,969	64,218
Spartan Stores, Inc.	9,421	158,084
SUPERVALU, Inc. (a)	93,022	543,249
Susser Holdings Corp.*	4,937	262,500
United Natural Foods, Inc.*	21,417	1,069,565
Village Super Market, Inc., Class A	3,670	129,184
Weis Markets, Inc.	4,784	200,115

		6,709,978

127

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Food Products 1.6%
Alico, Inc.	1,525	$63,760
Annie’s, Inc.* (a)	2,237	84,536
B&G Foods, Inc.	23,065	711,786
Boulder Brands, Inc.*	25,110	226,241
Calavo Growers, Inc.	5,189	147,160
Cal-Maine Foods, Inc.	6,319	269,695
Chiquita Brands International, Inc.*	19,974	172,376
Darling International, Inc.*	51,564	954,450
Diamond Foods, Inc.* (a)	9,679	145,959
Dole Food Co., Inc.*	15,809	170,105
Farmer Bros. Co.*	2,994	45,359
Fresh Del Monte Produce, Inc.	16,672	423,636
Griffin Land & Nurseries, Inc.	1,237	36,924
Hain Celestial Group, Inc. (The)* (a)	16,102	1,050,655
Inventure Foods, Inc.*	5,858	44,872
J&J Snack Foods Corp.	6,474	485,679
John B. Sanfilippo & Son, Inc.	3,545	74,374
Lancaster Colony Corp.	8,101	639,412
Lifeway Foods, Inc.	1,985	25,170
Limoneira Co.	4,122	76,793
Omega Protein Corp.*	8,773	81,677
Pilgrim’s Pride Corp.*	26,547	259,895
Post Holdings, Inc.*	11,496	503,410
Sanderson Farms, Inc.	10,061	616,337
Seaboard Corp.	134	367,961
Seneca Foods Corp., Class A*	3,668	119,540
Snyders-Lance, Inc.	19,342	487,032
Tootsie Roll Industries, Inc. (a)	10,694	333,974
TreeHouse Foods, Inc.*	15,767	1,004,516

		9,623,284

Gas Utilities 1.0%
Chesapeake Utilities Corp.	4,201	224,165
Delta Natural Gas Co., Inc.	3,017	65,408
Laclede Group, Inc. (The)	9,884	461,682
New Jersey Resources Corp.	18,185	858,332
Northwest Natural Gas Co.	11,772	523,501
Piedmont Natural Gas Co., Inc.	33,099	1,139,599
South Jersey Industries, Inc.	13,307	821,042
Southwest Gas Corp.	20,194	1,023,230
WGL Holdings, Inc.	22,583	1,043,786

		6,160,745

Health Care Equipment & Supplies 2.9%
Abaxis, Inc.	9,515	406,195
ABIOMED, Inc.* (a)	14,743	272,303
Accuray, Inc.* (a)	31,491	138,560
Align Technology, Inc.*	31,339	1,037,948
Alphatec Holdings, Inc.*	24,344	46,010
Analogic Corp.	5,378	427,443
AngioDynamics, Inc.*	10,688	108,269
Anika Therapeutics, Inc.*	5,288	70,595
Antares Pharma, Inc.* (a)	46,582	176,546

Common Stocks (continued)

	Shares	Market Value

Health Care Equipment & Supplies (continued)
ArthroCare Corp.*	12,127	$420,201
AtriCure, Inc.*	7,690	64,135
Atrion Corp.	695	139,271
Cantel Medical Corp.	9,282	293,404
Cardiovascular Systems, Inc.*	8,032	137,829
Cerus Corp.* (a)	27,948	148,683
Conceptus, Inc.*	13,767	426,915
CONMED Corp.	12,397	388,398
CryoLife, Inc.	12,405	74,430
Cyberonics, Inc.*	12,086	524,774
Cynosure, Inc., Class A*	5,402	139,696
Derma Sciences, Inc.* (a)	5,194	62,795
DexCom, Inc.*	30,073	493,498
Endologix, Inc.*	24,266	364,475
EnteroMedics, Inc.* (a)	14,960	14,362
Exactech, Inc.*	3,840	71,040
Globus Medical, Inc., Class A* (a)	4,085	62,174
Greatbatch, Inc.*	10,323	288,425
Haemonetics Corp.*	22,095	850,658
Hansen Medical, Inc.* (a)	24,634	48,283
HeartWare International, Inc.*	7,154	695,369
ICU Medical, Inc.*	5,488	330,652
Insulet Corp.*	22,867	577,163
Integra LifeSciences Holdings Corp.*	8,515	298,280
Invacare Corp.	13,969	187,883
MAKO Surgical Corp.* (a)	17,344	183,673
Masimo Corp.	21,863	438,572
Meridian Bioscience, Inc.	18,092	367,087
Merit Medical Systems, Inc.*	18,590	179,765
Natus Medical, Inc.*	12,895	161,316
Navidea Biopharmaceuticals, Inc.* (a)	46,557	114,065
Neogen Corp.*	10,328	524,972
NuVasive, Inc.*	18,928	396,920
NxStage Medical, Inc.*	22,767	254,307
OraSure Technologies, Inc.*	23,585	105,189
Orthofix International NV*	8,185	265,194
Palomar Medical Technologies, Inc.*	8,478	114,877
PhotoMedex, Inc.* (a)	5,657	92,209
Quidel Corp.* (a)	12,372	276,143
Rochester Medical Corp.*	4,695	63,758
Rockwell Medical, Inc.* (a)	11,073	46,950
RTI Biologics, Inc.*	24,146	96,101
Solta Medical, Inc.*	29,463	57,453
Spectranetics Corp.*	14,982	279,414
Staar Surgical Co.*	15,716	109,698
STERIS Corp.	25,272	1,051,063
SurModics, Inc.*	5,600	148,120
Symmetry Medical, Inc.*	16,167	192,711
Tornier NV*	6,997	127,275
Unilife Corp.* (a)	38,887	76,996
Utah Medical Products, Inc.	1,442	63,924
Vascular Solutions, Inc.*	7,220	114,870
Volcano Corp.*	23,362	474,015

128

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Health Care Equipment & Supplies (continued)
West Pharmaceutical Services, Inc.	14,817	$946,214
Wright Medical Group, Inc.*	19,292	452,204
ZELTIQ Aesthetics, Inc.* (a)	7,589	33,240

		17,594,957

Health Care Providers & Services 2.4%
Acadia Healthcare Co., Inc.*	11,846	373,741
Accretive Health, Inc.* (a)	24,757	260,939
Air Methods Corp.	16,889	617,969
Almost Family, Inc.	3,584	70,748
Amedisys, Inc.*	13,223	132,759
AMN Healthcare Services, Inc.*	19,531	268,161
Amsurg Corp.*	13,834	464,269
Assisted Living Concepts, Inc., Class A	8,458	100,819
Bio-Reference Labs, Inc.* (a)	10,753	274,201
BioScrip, Inc.*	21,620	299,653
Capital Senior Living Corp.*	12,304	298,495
Centene Corp.*	22,454	1,037,375
Chemed Corp.	8,433	688,301
Chindex International, Inc.*	5,180	70,966
CorVel Corp.*	2,693	127,837
Cross Country Healthcare, Inc.*	11,760	58,800
Emeritus Corp.*	13,935	358,129
Ensign Group, Inc. (The)	7,667	267,348
ExamWorks Group, Inc.* (a)	12,805	231,771
Five Star Quality Care, Inc.*	18,462	87,325
Gentiva Health Services, Inc.*	13,310	139,622
Hanger, Inc.*	14,947	454,239
HealthSouth Corp.*	41,888	1,151,920
Healthways, Inc.*	14,630	203,211
IPC The Hospitalist Co., Inc.*	7,263	331,338
Kindred Healthcare, Inc.*	23,050	241,795
Landauer, Inc.	4,113	229,793
LHC Group, Inc.*	6,428	139,616
Magellan Health Services, Inc.*	11,951	611,413
Molina Healthcare, Inc.*	13,132	435,982
MWI Veterinary Supply, Inc.*	5,584	657,293
National HealthCare Corp.	4,648	215,807
National Research Corp.	1,126	67,504
Owens & Minor, Inc.	27,872	907,791
PDI, Inc.*	4,432	20,254
PharMerica Corp.*	13,055	168,279
Providence Service Corp. (The)*	5,701	99,825
Select Medical Holdings Corp.	15,351	126,646
Skilled Healthcare Group, Inc., Class A*	8,576	60,375
Team Health Holdings, Inc.*	12,450	464,136
Triple-S Management Corp., Class B*	8,528	153,760
U.S. Physical Therapy, Inc.	5,115	122,044
Universal American Corp.	16,460	140,733
Vanguard Health Systems, Inc.*	13,946	204,030
WellCare Health Plans, Inc.*	18,781	1,095,120

		14,532,132

Common Stocks (continued)

	Shares	Market Value

Health Care Technology 0.8%
athenahealth, Inc.* (a)	15,680	$1,509,357
Computer Programs & Systems, Inc.	4,825	253,120
Greenway Medical Technologies, Inc.* (a)	3,552	47,845
HealthStream, Inc.*	8,633	198,214
HMS Holdings Corp.*	37,695	950,291
MedAssets, Inc.*	25,549	478,533
Medidata Solutions, Inc.*	10,247	679,991
Merge Healthcare, Inc.* (a)	26,539	82,802
Omnicell, Inc.*	14,773	266,209
Quality Systems, Inc.	17,308	309,294
Vocera Communications, Inc.*	3,153	62,429

		4,838,085

Hotels, Restaurants & Leisure 3.1%
AFC Enterprises, Inc.*	10,673	340,255
Ameristar Casinos, Inc.	14,403	380,095
Biglari Holdings, Inc.*	530	205,258
BJ’s Restaurants, Inc.*	10,796	370,303
Bloomin’ Brands, Inc.*	8,042	174,913
Bob Evans Farms, Inc.	12,747	552,455
Boyd Gaming Corp.* (a)	24,425	293,100
Bravo Brio Restaurant Group, Inc.*	8,487	144,279
Buffalo Wild Wings, Inc.*	8,145	733,050
Caesars Entertainment Corp.* (a)	16,130	256,628
Carrols Restaurant Group, Inc.*	6,866	32,613
CEC Entertainment, Inc.	7,988	266,559
Cheesecake Factory, Inc. (The)	23,590	939,354
Churchill Downs, Inc.	5,686	434,751
Chuy’s Holdings, Inc.*	2,880	94,176
Cracker Barrel Old Country Store, Inc.	8,436	697,995
Del Frisco’s Restaurant Group, Inc.*	2,592	43,831
Denny’s Corp.*	42,173	239,121
DineEquity, Inc.	6,703	477,522
Domino’s Pizza, Inc.	25,336	1,398,547
Einstein Noah Restaurant Group, Inc.	2,749	39,613
Fiesta Restaurant Group, Inc.*	7,068	192,674
Frisch’s Restaurants, Inc.	1,372	22,391
Ignite Restaurant Group, Inc.*	2,961	51,640
International Speedway Corp., Class A	12,124	398,516
Interval Leisure Group, Inc.	16,943	322,934
Isle of Capri Casinos, Inc.*	9,361	71,705
Jack in the Box, Inc.*	19,376	694,630
Jamba, Inc.*	35,977	95,699
Krispy Kreme Doughnuts, Inc.*	26,077	356,212
Life Time Fitness, Inc.*	18,795	867,953
Luby’s, Inc.*	8,952	60,963
Marcus Corp.	7,962	102,232
Marriott Vacations Worldwide Corp.*	11,662	530,388
Monarch Casino & Resort, Inc.*	3,817	49,125
Morgans Hotel Group Co.*	9,893	60,644
MTR Gaming Group, Inc.*	10,146	35,004
Multimedia Games Holding Co., Inc.*	12,072	297,695
Nathan’s Famous, Inc.*	1,171	52,285

129

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Hotels, Restaurants & Leisure (continued)
Orient-Express Hotels Ltd., Class A*	42,365	$427,886
Papa John’s International, Inc.*	7,414	467,082
Pinnacle Entertainment, Inc.*	25,799	491,729
Premier Exhibitions, Inc.*	11,460	31,286
Red Lion Hotels Corp.*	6,241	40,754
Red Robin Gourmet Burgers, Inc.*	6,411	310,100
Ruby Tuesday, Inc.*	27,195	262,160
Ruth’s Hospitality Group, Inc.*	15,427	152,882
Scientific Games Corp., Class A*	22,928	203,601
SHFL Entertainment, Inc.*	24,073	380,353
Six Flags Entertainment Corp.	15,380	1,120,741
Sonic Corp.*	24,865	311,558
Speedway Motorsports, Inc.	5,026	90,619
Texas Roadhouse, Inc.	27,369	643,171
Town Sports International Holdings, Inc.	10,026	100,962
Vail Resorts, Inc.	15,790	952,137
WMS Industries, Inc.*	24,118	612,115

		18,976,244

Household Durables 1.2%
American Greetings Corp., Class A	13,788	254,251
Bassett Furniture Industries, Inc.	4,999	70,136
Beazer Homes USA, Inc.* (a)	10,803	174,576
Blyth, Inc. (a)	4,141	68,244
Cavco Industries, Inc.*	3,020	137,772
CSS Industries, Inc.	4,194	120,200
Ethan Allen Interiors, Inc. (a)	10,445	305,830
Flexsteel Industries, Inc.	1,995	41,077
Helen of Troy Ltd.*	13,845	482,914
Hooker Furniture Corp.	4,792	82,854
Hovnanian Enterprises, Inc., Class A* (a)	46,086	251,169
iRobot Corp.*	12,085	351,553
KB Home(a)	36,084	813,333
La-Z-Boy, Inc.	22,702	409,998
Libbey, Inc.*	8,989	174,117
Lifetime Brands, Inc.	4,326	58,401
M.D.C. Holdings, Inc.	16,678	627,093
M/I Homes, Inc.*	10,598	260,711
Meritage Homes Corp.*	13,364	652,029
NACCO Industries, Inc., Class A	2,414	140,060
Ryland Group, Inc. (The)	19,520	879,571
Skullcandy, Inc.* (a)	7,261	37,321
Standard Pacific Corp.* (a)	50,442	456,500
TRI Pointe Homes, Inc.*	6,854	130,226
Universal Electronics, Inc.*	6,519	149,807
Zagg, Inc.* (a)	10,983	74,355

		7,204,098

Household Products 0.2%
Central Garden and Pet Co., Class A*	16,874	148,491
Harbinger Group, Inc.*	17,939	162,169
Oil-Dri Corp. of America	2,219	61,045
Orchids Paper Products Co.	2,555	58,765

Common Stocks (continued)

	Shares	Market Value

Household Products (continued)
Spectrum Brands Holdings, Inc.	10,084	$564,704
WD-40 Co.	6,951	374,867

		1,370,041

Independent Power Producers & Energy Traders 0.1%
American DG Energy, Inc.* (a)	10,738	19,758
Atlantic Power Corp. (a)	52,117	244,950
Genie Energy Ltd., Class B	6,768	72,959
Ormat Technologies, Inc. (a)	7,768	168,876

		506,543

Industrial Conglomerates 0.1%
Raven Industries, Inc.	15,915	533,948

Information Technology Services 1.8%
Acxiom Corp.*	33,632	668,941
CACI International, Inc., Class A*	9,936	581,157
Cardtronics, Inc.*	19,144	536,223
Cass Information Systems, Inc.	4,502	188,184
CIBER, Inc.*	31,835	135,617
Computer Task Group, Inc.	6,643	136,314
Convergys Corp.	47,855	814,492
CSG Systems International, Inc.*	14,849	320,887
EPAM Systems, Inc.*	2,190	47,085
Euronet Worldwide, Inc.*	22,280	680,208
ExlService Holdings, Inc.*	10,200	332,724
Forrester Research, Inc.	6,190	221,912
Global Cash Access Holdings, Inc.*	28,002	199,654
Hackett Group, Inc. (The)	11,037	53,861
Heartland Payment Systems, Inc.	15,844	521,109
Higher One Holdings, Inc.* (a)	11,927	117,600
iGATE Corp.*	14,004	233,727
Innodata, Inc.*	9,936	32,590
Lionbridge Technologies, Inc.*	24,432	83,557
ManTech International Corp., Class A (a)	10,144	270,743
Mattersight Corp.* (a)	4,536	21,229
MAXIMUS, Inc.	14,851	1,183,476
ModusLink Global Solutions, Inc.*	16,679	46,701
MoneyGram International, Inc.* (a)	9,452	156,053
PRGX Global, Inc.*	9,920	55,453
Sapient Corp.*	54,009	630,825
ServiceSource International, Inc.* (a)	21,668	138,675
Sykes Enterprises, Inc.*	17,136	263,723
Syntel, Inc.	6,741	425,829
TeleTech Holdings, Inc.*	9,465	201,510
Unisys Corp.*	19,220	367,679
Virtusa Corp.*	8,096	179,812
WEX, Inc.*	16,977	1,286,517

		11,134,067

Insurance 2.4%
Alterra Capital Holdings Ltd.	37,523	1,221,374
American Equity Investment Life Holding Co.	27,720	422,453

130

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Insurance (continued)
American Safety Insurance Holdings Ltd.*	3,934	$94,731
AMERISAFE, Inc.	7,976	260,496
Amtrust Financial Services, Inc. (a)	11,721	371,087
Argo Group International Holdings Ltd.	11,311	468,841
Baldwin & Lyons, Inc., Class B	3,942	95,791
Citizens, Inc.*	17,083	111,723
CNO Financial Group, Inc.	87,842	994,371
Crawford & Co., Class B	11,056	83,915
Donegal Group, Inc., Class A	3,500	51,240
Eastern Insurance Holdings, Inc.	2,926	54,511
eHealth, Inc.*	9,148	191,559
EMC Insurance Group, Inc.	2,049	57,843
Employers Holdings, Inc.	13,613	308,334
Enstar Group Ltd.*	3,707	471,123
FBL Financial Group, Inc., Class A	4,221	165,928
First American Financial Corp.	46,504	1,244,912
Fortegra Financial Corp.*	3,074	24,746
Global Indemnity PLC*	4,479	99,837
Greenlight Capital Re Ltd., Class A*	12,308	302,900
Hallmark Financial Services, Inc.*	6,371	57,658
Health Insurance Innovations, Inc., Class A*	1,793	26,895
Hilltop Holdings, Inc.*	17,379	232,705
Homeowners Choice, Inc.	3,719	98,702
Horace Mann Educators Corp.	17,420	392,821
Independence Holding Co.	3,748	39,354
Infinity Property & Casualty Corp.	5,166	293,119
Investors Title Co.	538	37,310
Kansas City Life Insurance Co.	1,815	65,521
Maiden Holdings Ltd.	21,883	226,051
Meadowbrook Insurance Group, Inc.	22,107	171,992
Montpelier Re Holdings Ltd.	20,725	533,876
National Financial Partners Corp.*	17,825	451,686
National Interstate Corp.	2,716	78,900
National Western Life Insurance Co., Class A	950	173,489
Navigators Group, Inc. (The)*	4,343	251,373
OneBeacon Insurance Group Ltd., Class A	9,892	134,432
Phoenix Cos., Inc. (The)*	2,520	73,357
Platinum Underwriters Holdings Ltd.	14,353	814,533
Primerica, Inc.	19,354	657,262
RLI Corp.	9,267	665,834
Safety Insurance Group, Inc.	5,576	276,960
Selective Insurance Group, Inc.	24,088	564,382
State Auto Financial Corp.	6,446	112,031
Stewart Information Services Corp.	8,732	236,375
Symetra Financial Corp.	33,960	462,875
Tower Group International Ltd.	17,210	325,613
United Fire Group, Inc.	8,893	248,648
Universal Insurance Holdings, Inc.	8,523	50,968

		14,852,437

Internet & Catalog Retail 0.4%
1-800-FLOWERS.COM, Inc., Class A*	11,683	69,280
Blue Nile, Inc.*	5,472	178,551

Common Stocks (continued)

	Shares	Market Value

Internet & Catalog Retail (continued)
CafePress, Inc.* (a)	2,095	$12,088
Geeknet, Inc.*	2,020	26,422
HSN, Inc.	15,660	823,403
Kayak Software Corp.*	1,562	62,199
Nutrisystem, Inc.	12,653	102,489
Orbitz Worldwide, Inc.* (a)	9,939	59,435
Overstock.com, Inc.*	4,936	102,669
PetMed Express, Inc. (a)	8,880	111,000
Shutterfly, Inc.*	16,495	734,522
US Auto Parts Network, Inc.*	6,596	8,245
Vitacost.com, Inc.* (a)	9,875	76,828

		2,367,131

Internet Software & Services 2.2%
Active Network, Inc. (The)* (a)	17,418	87,613
Angie’s List, Inc.*	15,658	379,550
Bankrate, Inc.*	20,237	272,795
Bazaarvoice, Inc.* (a)	4,792	34,742
Blucora, Inc.*	17,561	259,376
Brightcove, Inc.*	2,725	16,404
Carbonite, Inc.* (a)	4,814	51,221
comScore, Inc.*	15,432	249,535
Constant Contact, Inc.*	13,380	195,482
Cornerstone OnDemand, Inc.*	14,752	535,203
CoStar Group, Inc.*	12,331	1,336,804
Dealertrack Technologies, Inc.*	18,599	517,982
Demand Media, Inc.* (a)	13,099	113,437
Demandware, Inc.* (a)	2,818	76,931
Dice Holdings, Inc.*	18,643	157,347
Digital River, Inc.*	16,229	234,996
E2open, Inc.* (a)	2,096	29,784
EarthLink, Inc.	46,804	266,315
Envestnet, Inc.*	9,128	166,312
ExactTarget, Inc.*	4,266	83,528
Internap Network Services Corp.*	23,216	185,264
IntraLinks Holdings, Inc.*	15,892	90,902
iPass, Inc.*	23,216	44,807
j2 Global, Inc.	17,550	714,285
Keynote Systems, Inc.	6,789	76,105
Limelight Networks, Inc.* (a)	23,687	45,716
Liquidity Services, Inc.* (a)	10,306	339,067
LivePerson, Inc.*	24,158	309,706
LogMeIn, Inc.*	9,713	219,320
Marchex, Inc., Class B	10,157	41,948
Market Leader, Inc.*	9,872	98,917
MeetMe, Inc.* (a)	8,466	16,339
Millennial Media, Inc.* (a)	5,170	35,828
Monster Worldwide, Inc.*	53,160	232,841
Move, Inc.*	17,235	196,651
NIC, Inc.	28,303	476,623
OpenTable, Inc.*	9,905	548,638
Perficient, Inc.*	14,028	147,013
QuinStreet, Inc.*	14,169	92,665

131

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Internet Software & Services (continued)
RealNetworks, Inc.*	9,500	$73,150
Responsys, Inc.*	15,644	121,554
SciQuest, Inc.*	7,813	178,605
Spark Networks, Inc.*	5,238	35,723
SPS Commerce, Inc.*	5,435	256,152
Stamps.com, Inc.*	5,898	199,588
Support.com, Inc.*	21,039	83,946
Synacor, Inc.* (a)	3,070	8,934
TechTarget, Inc.*	7,067	31,377
Travelzoo, Inc.*	3,071	78,403
Trulia, Inc.* (a)	3,463	100,635
United Online, Inc.	39,776	270,477
Unwired Planet, Inc.*	36,328	71,929
ValueClick, Inc.*	32,715	1,009,585
VistaPrint NV* (a)	14,979	611,143
Vocus, Inc.*	9,046	76,077
Web.com Group, Inc.*	15,378	267,577
WebMD Health Corp.*	22,216	536,516
XO Group, Inc.*	11,340	127,688
Xoom Corp.*	3,143	58,020
Yelp, Inc.* (a)	3,796	98,810
Zix Corp.*	26,231	98,629

		13,372,510

Leisure Equipment & Products 0.5%
Arctic Cat, Inc.*	5,514	248,075
Black Diamond, Inc.*	9,383	91,953
Brunswick Corp.	39,012	1,235,120
Callaway Golf Co.	28,575	191,453
JAKKS Pacific, Inc.	9,667	105,467
Johnson Outdoors, Inc., Class A*	2,527	59,283
LeapFrog Enterprises, Inc.* (a)	22,241	198,835
Marine Products Corp.	4,814	34,805
Smith & Wesson Holding Corp.* (a)	28,360	249,001
Steinway Musical Instruments, Inc.*	3,083	76,890
Sturm Ruger & Co., Inc. (a)	8,396	430,463

		2,921,345

Life Sciences Tools & Services 0.4%
Affymetrix, Inc.* (a)	30,884	112,418
BG Medicine, Inc.* (a)	6,691	11,040
Cambrex Corp.*	12,999	162,357
Fluidigm Corp.*	10,613	178,723
Furiex Pharmaceuticals, Inc.*	3,235	109,828
Harvard Bioscience, Inc.*	10,743	55,004
Luminex Corp.*	18,370	305,493
Pacific Biosciences of California, Inc.*	18,085	46,298
PAREXEL International Corp.*	26,263	1,075,470
Sequenom, Inc.* (a)	50,706	191,162

		2,247,793

Common Stocks (continued)

	Shares	Market Value

Machinery 3.0%
Accuride Corp.*	20,565	$105,704
Actuant Corp., Class A	31,595	988,923
Alamo Group, Inc.	3,014	120,771
Albany International Corp., Class A	12,165	353,393
Altra Holdings, Inc.	11,759	313,377
American Railcar Industries, Inc.	4,157	148,446
Ampco-Pittsburgh Corp.	3,810	71,399
Astec Industries, Inc.	8,772	287,985
Barnes Group, Inc.	23,784	660,482
Blount International, Inc.*	21,383	297,010
Briggs & Stratton Corp.	21,349	480,139
Chart Industries, Inc.*	13,112	1,112,029
CIRCOR International, Inc.	7,611	360,229
CLARCOR, Inc.	21,847	1,129,490
Columbus McKinnon Corp.*	8,505	159,724
Commercial Vehicle Group, Inc.*	10,547	73,934
Douglas Dynamics, Inc.	9,655	135,073
Dynamic Materials Corp.	5,825	92,501
Eastern Co. (The)	2,749	45,991
Energy Recovery, Inc.*	19,246	70,440
EnPro Industries, Inc.*	9,030	444,998
ESCO Technologies, Inc.	11,682	420,202
ExOne Co. (The)*	2,631	101,030
Federal Signal Corp.*	27,261	211,545
Flow International Corp.*	21,472	78,588
FreightCar America, Inc.	5,190	108,367
Gorman-Rupp Co. (The)	6,699	189,247
Graham Corp.	4,324	105,073
Greenbrier Cos., Inc. (The)*	10,087	227,563
Hardinge, Inc.	5,187	70,025
Hurco Cos., Inc.*	2,880	77,270
Hyster-Yale Materials Handling, Inc.	4,830	252,078
John Bean Technologies Corp.	12,751	264,456
Kadant, Inc.	5,135	142,085
Kaydon Corp.	14,028	334,428
LB Foster Co., Class A	3,966	175,099
Lindsay Corp.	5,576	428,348
Lydall, Inc.*	7,482	107,292
Meritor, Inc.*	42,573	246,923
Met-Pro Corp.	6,581	88,185
Middleby Corp.*	8,180	1,223,564
Miller Industries, Inc.	4,938	74,613
Mueller Industries, Inc.	8,693	450,124
Mueller Water Products, Inc., Class A	68,785	407,207
NN, Inc.*	7,561	68,125
Omega Flex, Inc.	1,161	15,639
PMFG, Inc.*	9,206	53,027
Proto Labs, Inc.*	2,336	119,323
RBC Bearings, Inc.*	9,725	467,773
Rexnord Corp.*	12,585	229,299
Standex International Corp.	5,530	292,537
Sun Hydraulics Corp.	9,024	295,536
Tennant Co.	8,264	395,184

132

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Machinery (continued)
Titan International, Inc.	23,446	$523,080
Trimas Corp.*	14,106	430,233
Twin Disc, Inc.	3,687	78,607
Wabash National Corp.*	29,872	281,693
Watts Water Technologies, Inc., Class A	12,316	579,591
Woodward, Inc.	30,328	1,091,505

		18,156,502

Marine 0.0%†
Genco Shipping & Trading Ltd.*	14,034	23,998
International Shipholding Corp.	2,425	43,796
Rand Logistics, Inc.* (a)	7,804	45,419

		113,213

Media 1.3%
Arbitron, Inc.	11,598	541,511
Beasley Broadcasting Group, Inc., Class A	1,892	12,355
Belo Corp., Class A	41,043	439,981
Carmike Cinemas, Inc.*	7,767	136,389
Central European Media Enterprises Ltd., Class A* (a)	15,766	58,334
Crown Media Holdings, Inc., Class A*	15,448	31,668
Cumulus Media, Inc., Class A*(a)	26,465	84,423
Daily Journal Corp.*	421	44,432
Digital Generation, Inc.*	12,365	82,845
E.W. Scripps Co. (The), Class A*	13,118	182,209
Entercom Communications Corp., Class A*	10,919	86,369
Entravision Communications Corp., Class A	22,662	87,475
Fisher Communications, Inc.	3,856	159,716
Global Sources Ltd.*	8,536	58,215
Harte-Hanks, Inc.	19,492	154,572
Journal Communications, Inc., Class A*	17,762	120,959
LIN TV Corp., Class A*	13,296	163,674
Lions Gate Entertainment Corp.*	34,722	861,453
Live Nation Entertainment, Inc.*	61,303	774,257
Martha Stewart Living Omnimedia, Class A*	12,423	30,685
McClatchy Co. (The), Class A* (a)	26,035	60,141
MDC Partners, Inc., Class A	11,207	191,528
Meredith Corp. (a)	15,739	610,988
National CineMedia, Inc.	24,566	398,952
New York Times Co. (The), Class A*	59,631	528,331
Nexstar Broadcasting Group, Inc., Class A	4,875	118,706
Outdoor Channel Holdings, Inc.	6,618	57,907
ReachLocal, Inc.*	4,370	72,848
Reading International, Inc., Class A*	7,350	42,777
Rentrak Corp.*	4,035	91,352
Saga Communications, Inc., Class A	2,041	93,968
Salem Communications Corp., Class A	4,504	41,347
Scholastic Corp.	11,348	311,503
Shutterstock, Inc.*	2,283	95,201
Sinclair Broadcast Group, Inc., Class A	22,128	593,030
Valassis Communications, Inc.(a)	17,397	445,885

Common Stocks (continued)

	Shares	Market Value

Media (continued)
Value Line, Inc.	597	$5,588
World Wrestling Entertainment, Inc., Class A	11,773	108,076

		7,979,650

Metals & Mining 1.2%
AK Steel Holding Corp. (a)	59,868	200,558
AM Castle & Co.* (a)	7,269	125,899
AMCOL International Corp.	11,049	339,978
Century Aluminum Co.*	22,488	183,502
Coeur d’Alene Mines Corp.*	44,153	672,892
General Moly, Inc.*	30,120	56,023
Globe Specialty Metals, Inc.	26,916	351,523
Gold Resource Corp. (a)	13,171	134,871
Golden Minerals Co.* (a)	14,080	25,625
Golden Star Resources Ltd.* (a)	112,649	121,661
Handy & Harman Ltd.*	2,427	37,327
Haynes International, Inc.	5,382	261,619
Hecla Mining Co. (a)	125,714	427,428
Horsehead Holding Corp.*	19,234	205,804
Kaiser Aluminum Corp.	8,422	530,586
Materion Corp.	8,964	237,456
McEwen Mining, Inc.* (a)	95,255	221,944
Midway Gold Corp.* (a)	54,881	51,610
Noranda Aluminum Holding Corp.	14,958	56,990
Olympic Steel, Inc.	3,923	78,460
Paramount Gold and Silver Corp.* (a)	56,989	90,043
Revett Minerals, Inc.* (a)	11,303	16,615
RTI International Metals, Inc.*	13,286	385,560
Schnitzer Steel Industries, Inc., Class A	11,110	272,528
Stillwater Mining Co.* (a)	50,790	631,828
SunCoke Energy, Inc.*	30,743	465,141
U.S. Silica Holdings, Inc. (a)	5,125	104,704
Universal Stainless & Alloy Products, Inc.*	2,976	104,041
US Antimony Corp.* (a)	24,107	36,643
Vista Gold Corp.*	26,199	44,014
Worthington Industries, Inc.	22,934	738,016

		7,210,889

Multiline Retail 0.2%
Bon-Ton Stores, Inc. (The)	5,483	84,109
Fred’s, Inc., Class A	16,216	230,754
Gordmans Stores, Inc.*	3,802	42,887
Saks, Inc.* (a)	45,488	525,386
Tuesday Morning Corp.*	18,414	149,337

		1,032,473

Multi-Utilities 0.4%
Avista Corp.	25,718	721,390
Black Hills Corp.	19,281	904,086
CH Energy Group, Inc.	6,538	424,774
NorthWestern Corp.	15,971	687,072

		2,737,322

133

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels 3.6%
Abraxas Petroleum Corp.* (a)	36,906	$82,669
Adams Resources & Energy, Inc.	952	47,305
Alon USA Energy, Inc.	4,723	78,402
Amyris, Inc.* (a)	13,551	36,859
Apco Oil and Gas International, Inc.*	3,850	38,923
Approach Resources, Inc.* (a)	14,641	347,285
Arch Coal, Inc. (a)	93,043	451,259
Berry Petroleum Co., Class A	22,864	1,095,414
Bill Barrett Corp.* (a)	21,134	419,721
Bonanza Creek Energy, Inc.*	4,326	148,598
BPZ Resources, Inc.* (a)	45,382	97,117
Callon Petroleum Co.*	17,703	63,377
Carrizo Oil & Gas, Inc.*	17,360	420,459
Ceres, Inc.* (a)	2,628	6,176
Clayton Williams Energy, Inc.*	2,576	99,434
Clean Energy Fuels Corp.* (a)	28,990	382,378
Cloud Peak Energy, Inc.*	26,808	523,828
Comstock Resources, Inc.*	21,141	331,068
Contango Oil & Gas Co.	5,549	208,753
Crimson Exploration, Inc.*	9,753	29,942
Crosstex Energy, Inc.	17,839	328,416
CVR Energy, Inc.	7,259	357,651
Delek US Holdings, Inc.	7,513	271,144
Diamondback Energy, Inc.* (a)	6,222	163,390
Emerald Oil, Inc.*	6,721	43,216
Endeavour International Corp.* (a)	20,779	56,934
Energy XXI (Bermuda) Ltd.	34,603	786,872
EPL Oil & Gas, Inc.*	12,174	397,725
Evolution Petroleum Corp.*	7,422	73,775
Forest Oil Corp.*	51,516	215,852
Frontline Ltd.* (a)	23,273	42,357
FX Energy, Inc.*	22,904	87,951
GasLog Ltd.	10,297	131,802
Gastar Exploration Ltd.*	26,469	74,113
Gevo, Inc.* (a)	13,371	24,669
Goodrich Petroleum Corp.* (a)	11,419	148,904
Green Plains Renewable Energy, Inc.*	10,841	135,621
Gulfport Energy Corp.*	33,347	1,740,380
Halcon Resources Corp.* (a)	48,908	319,858
Hallador Energy Co.	2,862	20,492
Harvest Natural Resources, Inc.* (a)	17,205	56,432
Isramco, Inc.* (a)	464	42,386
KiOR, Inc., Class A* (a)	11,833	57,627
Knightsbridge Tankers Ltd. (a)	10,934	74,898
Kodiak Oil & Gas Corp.*	115,081	901,084
Magnum Hunter Resources Corp.* (a)	64,326	174,967
Matador Resources Co.*	6,321	62,388
McMoRan Exploration Co.*	44,550	737,302
Midstates Petroleum Co., Inc.*	10,354	59,743
Miller Energy Resources, Inc.* (a)	13,267	50,415
Nordic American Tankers Ltd. (a)	26,221	233,629
Northern Oil and Gas, Inc.* (a)	27,835	358,793
Oasis Petroleum, Inc.*	34,941	1,196,030

Common Stocks (continued)

	Shares	Market Value

Oil, Gas & Consumable Fuels (continued)
Panhandle Oil and Gas, Inc., Class A	2,997	$85,355
PDC Energy, Inc.*	13,109	567,620
Penn Virginia Corp.	23,918	96,390
Petrocorp, Inc.* (b)	1,500	0
PetroQuest Energy, Inc.*	24,677	105,618
Quicksilver Resources, Inc.* (a)	51,014	128,555
Renewable Energy Group, Inc.*	3,378	33,206
Rentech, Inc.	94,146	194,882
Resolute Energy Corp.*	20,971	193,353
REX American Resources Corp.*	2,420	45,230
Rex Energy Corp.*	18,827	302,550
Rosetta Resources, Inc.*	26,198	1,124,156
Sanchez Energy Corp.* (a)	5,013	90,785
Saratoga Resources, Inc.* (a)	8,701	19,664
Scorpio Tankers, Inc.*	47,680	412,432
SemGroup Corp., Class A*	18,263	946,937
Ship Finance International Ltd. (a)	21,350	351,848
Solazyme, Inc.* (a)	14,283	129,975
Stone Energy Corp.*	21,700	428,141
Swift Energy Co.*	18,775	242,948
Synergy Resources Corp.*	17,403	117,470
Targa Resources Corp.	12,674	833,442
Teekay Tankers Ltd., Class A	28,286	71,564
Triangle Petroleum Corp.*	19,370	106,341
Uranerz Energy Corp.* (a)	29,737	30,332
Uranium Energy Corp.* (a)	36,514	56,597
VAALCO Energy, Inc.*	25,578	171,884
W&T Offshore, Inc.	15,138	176,812
Warren Resources, Inc.*	31,078	81,735
Western Refining, Inc.	23,643	730,805
Westmoreland Coal Co.*	4,866	58,733
ZaZa Energy Corp.* (a)	11,137	14,144

		22,285,287

Paper & Forest Products 0.8%
Boise Cascade Co.*	5,890	188,657
Buckeye Technologies, Inc.	17,277	649,442
Clearwater Paper Corp.*	10,245	471,475
Deltic Timber Corp.	4,773	298,217
KapStone Paper and Packaging Corp.	17,679	522,945
Louisiana-Pacific Corp.*	60,131	1,089,574
Neenah Paper, Inc.	6,982	200,802
P.H. Glatfelter Co.	18,746	449,904
Resolute Forest Products, Inc.*	35,495	519,292
Schweitzer-Mauduit International, Inc.	13,692	551,651
Wausau Paper Corp.	19,418	197,675

		5,139,634

Personal Products 0.3%
Elizabeth Arden, Inc.*	11,078	453,644
Female Health Co. (The) (a)	8,708	66,790
Inter Parfums, Inc.	7,197	208,497
Medifast, Inc.*	5,406	141,637

134

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Personal Products (continued)
Nature’s Sunshine Products, Inc.	5,073	$74,218
Nutraceutical International Corp.	3,909	72,199
Prestige Brands Holdings, Inc.*	22,050	594,248
Revlon, Inc., Class A*	4,912	95,047
Star Scientific, Inc.* (a)	64,323	79,761
Synutra International, Inc.*	7,744	37,404
USANA Health Sciences, Inc.* (a)	2,379	134,223

		1,957,668

Pharmaceuticals 1.4%
Acura Pharmaceuticals, Inc.* (a)	5,280	12,936
Akorn, Inc.*	24,936	375,287
Ampio Pharmaceuticals, Inc.* (a)	11,570	58,313
Auxilium Pharmaceuticals, Inc.*	21,211	316,680
AVANIR Pharmaceuticals, Inc., Class A* (a)	59,486	189,760
BioDelivery Sciences International, Inc.*	11,615	65,973
Cadence Pharmaceuticals, Inc.*	26,354	186,586
Cempra, Inc.*	1,787	12,312
Corcept Therapeutics, Inc.* (a)	21,093	37,335
Cornerstone Therapeutics, Inc.*	3,832	32,112
Cumberland Pharmaceuticals, Inc.*	5,236	24,505
Depomed, Inc.*	24,396	134,422
Endocyte, Inc.*	12,967	180,112
Hi-Tech Pharmacal Co., Inc.	4,690	155,051
Horizon Pharma, Inc.* (a)	16,394	39,346
Impax Laboratories, Inc.*	29,368	513,940
Jazz Pharmaceuticals PLC*	18,150	1,059,053
Lannett Co., Inc.*	7,143	82,930
Medicines Co. (The)*	24,184	816,452
Nektar Therapeutics*	50,286	545,100
Omeros Corp.* (a)	11,122	44,822
Optimer Pharmaceuticals, Inc.* (a)	20,632	318,558
Pacira Pharmaceuticals, Inc.* (a)	8,112	234,193
Pain Therapeutics, Inc.*	16,974	69,933
Pernix Therapeutics Holdings, Inc.*	4,039	15,429
Pozen, Inc.*	11,822	58,282
Questcor Pharmaceuticals, Inc. (a)	23,587	725,064
Repros Therapeutics, Inc.* (a)	8,141	165,588
Sagent Pharmaceuticals, Inc.*	4,202	69,501
Santarus, Inc.*	24,019	441,229
SciClone Pharmaceuticals, Inc.*	24,745	117,044
Sucampo Pharmaceuticals, Inc., Class A*	4,921	46,799
Supernus Pharmaceuticals, Inc.* (a)	1,967	10,110
Transcept Pharmaceuticals, Inc.*	5,663	22,426
Ventrus Biosciences, Inc.* (a)	8,174	21,906
ViroPharma, Inc.*	28,901	787,552
Vivus, Inc.* (a)	43,737	581,265

Common Stocks (continued)

	Shares	Market Value

Pharmaceuticals (continued)
XenoPort, Inc.*	18,698	$116,115
Zogenix, Inc.* (a)	22,879	39,581

		8,723,602

Professional Services 1.2%
Acacia Research Corp.*	21,776	518,704
Advisory Board Co. (The)*	15,043	739,363
Barrett Business Services, Inc.	3,064	162,208
CBIZ, Inc.*	16,476	106,929
CDI Corp.	5,956	93,331
Corporate Executive Board Co. (The)	14,698	828,379
CRA International, Inc.*	4,621	85,211
Dolan Co. (The)*	13,623	23,568
Exponent, Inc.	5,864	309,033
Franklin Covey Co.*	5,122	72,118
FTI Consulting, Inc.*	18,117	600,035
GP Strategies Corp.*	6,449	142,200
Heidrick & Struggles International, Inc.	7,839	103,632
Hill International, Inc.*	9,906	27,241
Hudson Global, Inc.*	14,926	49,256
Huron Consulting Group, Inc.*	10,079	421,101
ICF International, Inc.*	8,744	237,050
Insperity, Inc.	9,906	273,703
Kelly Services, Inc., Class A	11,655	198,368
Kforce, Inc.	11,977	181,092
Korn/Ferry International*	20,907	346,011
Mistras Group, Inc.*	6,858	129,959
Navigant Consulting, Inc.*	22,846	281,691
Odyssey Marine Exploration, Inc.* (a)	33,850	99,858
On Assignment, Inc.*	18,796	456,179
Pendrell Corp.*	67,396	113,899
Resources Connection, Inc.	18,718	212,636
RPX Corp.*	9,221	123,654
TrueBlue, Inc.*	17,660	365,915
VSE Corp.	1,834	55,919
WageWorks, Inc.*	3,239	82,951

		7,441,194

Real Estate Investment Trusts (REITs) 9.1%
Acadia Realty Trust	23,407	668,270
AG Mortgage Investment Trust, Inc.	11,753	304,050
Agree Realty Corp.	5,608	168,633
Alexander’s, Inc.	919	283,043
American Assets Trust, Inc.	14,513	489,959
American Capital Mortgage Investment Corp.	25,939	688,940
AmREIT, Inc., Class B	1,679	31,918
Anworth Mortgage Asset Corp.	62,176	392,331
Apollo Commercial Real Estate Finance, Inc.	13,394	237,610
Apollo Residential Mortgage, Inc.	13,621	303,203

135

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
Ares Commercial Real Estate Corp.	3,449	$58,047
ARMOUR Residential REIT, Inc.	163,753	1,062,757
Ashford Hospitality Trust, Inc.	23,488	302,525
Associated Estates Realty Corp.	21,758	388,815
Campus Crest Communities, Inc.	28,150	384,529
CapLease, Inc.	37,623	264,113
Capstead Mortgage Corp.	43,404	576,405
Cedar Realty Trust, Inc.	26,281	168,461
Chatham Lodging Trust	7,430	136,043
Chesapeake Lodging Trust	21,196	501,497
Colonial Properties Trust	38,610	896,138
Colony Financial, Inc.	28,350	632,205
Coresite Realty Corp.	8,993	325,367
Cousins Properties, Inc.	44,793	489,140
CubeSmart	58,573	1,029,128
CyrusOne, Inc.	8,199	196,694
CYS Investments, Inc.	76,972	956,762
DCT Industrial Trust, Inc.	119,701	937,259
DiamondRock Hospitality Co.	82,516	823,510
DuPont Fabros Technology, Inc.	26,927	676,945
Dynex Capital, Inc.	23,797	255,818
EastGroup Properties, Inc.	13,117	827,289
Education Realty Trust, Inc.	49,649	545,642
EPR Properties	20,561	1,162,519
Equity One, Inc.	24,174	616,195
Excel Trust, Inc.	19,723	300,381
FelCor Lodging Trust, Inc.*	54,792	327,656
First Industrial Realty Trust, Inc.	47,079	844,597
First Potomac Realty Trust	22,358	357,728
Franklin Street Properties Corp.	31,849	486,334
Geo Group, Inc. (The)	31,223	1,169,301
Getty Realty Corp.	11,237	240,584
Gladstone Commercial Corp.	4,702	89,996
Glimcher Realty Trust	61,251	768,087
Government Properties Income Trust	18,879	491,798
Gramercy Property Trust, Inc.*	20,589	97,798
Gyrodyne Co. of America, Inc.	531	39,193
Healthcare Realty Trust, Inc.	38,226	1,147,544
Hersha Hospitality Trust	75,411	450,958
Highwoods Properties, Inc.	34,395	1,411,227
Hudson Pacific Properties, Inc.	18,810	429,056
Inland Real Estate Corp.	33,701	381,495
Invesco Mortgage Capital, Inc.	58,514	1,252,200
Investors Real Estate Trust	41,635	405,109
iStar Financial, Inc.*	36,923	431,261
JAVELIN Mortgage Investment Corp.	3,045	61,326
Kite Realty Group Trust	32,316	213,286
LaSalle Hotel Properties	41,473	1,075,395
Lexington Realty Trust	66,887	856,822
LTC Properties, Inc.	13,364	621,426
Medical Properties Trust, Inc.	65,662	1,056,502
Monmouth Real Estate Investment Corp., Class A	17,674	188,051

Common Stocks (continued)

	Shares	Market Value

Real Estate Investment Trusts (REITs) (continued)
National Health Investors, Inc.	10,765	$713,074
New York Mortgage Trust, Inc.	21,557	153,917
NorthStar Realty Finance Corp.	84,814	845,596
Omega Healthcare Investors, Inc.	49,165	1,616,054
One Liberty Properties, Inc.	5,004	114,792
Parkway Properties, Inc.	11,541	210,392
Pebblebrook Hotel Trust	26,618	722,945
Pennsylvania Real Estate Investment Trust	24,538	508,673
PennyMac Mortgage Investment Trust	26,312	664,378
Potlatch Corp.	17,731	839,563
PS Business Parks, Inc.	8,091	645,662
RAIT Financial Trust	29,772	254,253
Ramco-Gershenson Properties Trust	26,020	454,569
Redwood Trust, Inc.	34,743	792,835
Resource Capital Corp.	53,505	352,598
Retail Opportunity Investments Corp.	26,559	393,339
RLJ Lodging Trust	53,734	1,238,031
Rouse Properties, Inc.	9,704	183,891
Ryman Hospitality Properties, Inc. (a)	14,379	639,290
Sabra Health Care REIT, Inc.	16,250	484,575
Saul Centers, Inc.	3,301	147,885
Select Income REIT	4,982	142,136
Silver Bay Realty Trust Corp.	14,209	271,108
Sovran Self Storage, Inc.	13,379	917,799
Spirit Realty Capital, Inc.	14,641	315,221
STAG Industrial, Inc.	15,949	351,516
Starwood Property Trust, Inc.	72,963	2,005,753
Strategic Hotels & Resorts, Inc.*	79,458	641,226
Summit Hotel Properties, Inc.	24,786	247,612
Sun Communities, Inc.	15,692	802,646
Sunstone Hotel Investors, Inc.*	71,059	881,842
Terreno Realty Corp.	8,112	152,668
Two Harbors Investment Corp.	157,209	1,883,364
UMH Properties, Inc.	6,035	66,687
Universal Health Realty Income Trust	5,199	279,342
Urstadt Biddle Properties, Inc., Class A	10,721	238,757
Washington Real Estate Investment Trust	29,159	832,781
Western Asset Mortgage Capital Corp.	8,180	183,232
Whitestone REIT	5,976	98,604
Winthrop Realty Trust	12,723	161,709
ZAIS Financial Corp.*	2,315	47,828

		55,475,014

Real Estate Management & Development 0.2%
AV Homes, Inc.*	4,422	57,088
Consolidated-Tomoka Land Co.	1,909	71,034
Forestar Group, Inc.*	15,177	326,912
Kennedy-Wilson Holdings, Inc.	21,556	358,476
Tejon Ranch Co.*	5,800	169,244
Thomas Properties Group, Inc.	14,409	73,342
Zillow, Inc., Class A* (a)	1,578	92,834

		1,148,930

136

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Road & Rail 1.2%
AMERCO	3,796	$610,017
Arkansas Best Corp.	10,997	115,578
Avis Budget Group, Inc.*	46,415	1,338,609
Celadon Group, Inc.	8,849	148,575
Genesee & Wyoming, Inc., Class A*	19,413	1,653,988
Heartland Express, Inc.	21,015	285,174
Knight Transportation, Inc.	25,379	396,420
Marten Transport Ltd.	6,785	138,210
Old Dominion Freight Line, Inc.*	31,130	1,198,505
Patriot Transportation Holding, Inc.*	2,827	81,842
Quality Distribution, Inc.*	9,572	76,193
Roadrunner Transportation Systems, Inc.*	6,176	139,022
Saia, Inc.*	7,006	286,685
Swift Transportation Co.*	34,635	485,583
Universal Truckload Services, Inc.*	2,405	60,702
Werner Enterprises, Inc.	19,374	444,827

		7,459,930

Semiconductors & Semiconductor Equipment 3.3%
Advanced Energy Industries, Inc.*	17,359	294,756
Alpha & Omega Semiconductor Ltd.*	7,653	55,408
Ambarella, Inc.*	2,499	34,236
Amkor Technology, Inc.* (a)	32,466	137,331
ANADIGICS, Inc.*	35,448	74,441
Applied Micro Circuits Corp.*	28,717	214,229
ATMI, Inc.*	13,934	303,064
Axcelis Technologies, Inc.*	48,341	62,843
AXT, Inc.*	14,513	41,652
Brooks Automation, Inc.	29,162	283,455
Cabot Microelectronics Corp.*	10,335	346,326
Cavium, Inc.*	21,810	685,924
Ceva, Inc.*	10,172	155,225
Cirrus Logic, Inc.*	28,298	546,434
Cohu, Inc.	10,868	104,007
Cymer, Inc.*	13,500	1,414,260
Diodes, Inc.*	15,493	313,888
DSP Group, Inc.*	9,688	78,182
Entegris, Inc.*	60,033	569,113
Entropic Communications, Inc.*	38,860	164,766
Exar Corp.*	16,325	175,983
First Solar, Inc.*	26,204	1,220,058
FormFactor, Inc.*	21,435	106,103
GSI Technology, Inc.*	9,187	57,327
GT Advanced Technologies, Inc.* (a)	51,934	204,101
Hittite Microwave Corp.*	13,819	775,384
Inphi Corp.*	10,150	95,511
Integrated Device Technology, Inc.*	62,376	443,493
Integrated Silicon Solution, Inc.*	11,895	109,077
Intermolecular, Inc.*	6,218	54,159
International Rectifier Corp.*	29,466	624,974
Intersil Corp., Class A	55,860	433,473
IXYS Corp.	10,700	96,942
Kopin Corp.*	28,936	95,778

Common Stocks (continued)

	Shares	Market Value

Semiconductors & Semiconductor Equipment (continued)
Lattice Semiconductor Corp.*	51,866	$241,177
LTX-Credence Corp.*	21,328	125,835
M/A-COM Technology Solutions Holdings, Inc.*	2,721	38,176
Mattson Technology, Inc.*	26,176	40,311
MaxLinear, Inc., Class A*	9,820	61,179
MEMC Electronic Materials, Inc.*	101,164	546,285
Micrel, Inc.	21,447	215,757
Microsemi Corp.*	38,947	810,098
Mindspeed Technologies, Inc.* (a)	16,209	37,119
MKS Instruments, Inc.	23,005	618,144
Monolithic Power Systems, Inc.	14,090	339,851
MoSys, Inc.*	15,063	68,085
Nanometrics, Inc.*	10,257	143,906
NeoPhotonics Corp.*	8,678	47,816
NVE Corp.*	2,144	113,782
OmniVision Technologies, Inc.*	22,961	307,907
PDF Solutions, Inc.*	10,616	181,640
Peregrine Semiconductor Corp.* (a)	2,792	26,971
Pericom Semiconductor Corp.*	10,189	65,821
Photronics, Inc.*	26,493	209,030
PLX Technology, Inc.*	19,470	90,925
Power Integrations, Inc.	12,443	515,265
QuickLogic Corp.* (a)	18,605	47,629
Rambus, Inc.*	48,688	338,868
RF Micro Devices, Inc.*	121,899	683,853
Rubicon Technology, Inc.* (a)	7,725	57,242
Rudolph Technologies, Inc.*	14,146	165,084
Semtech Corp.*	28,734	921,499
Sigma Designs, Inc.*	14,134	67,278
Silicon Image, Inc.*	33,826	166,762
Spansion, Inc., Class A*	21,030	273,180
STR Holdings, Inc.*	13,541	30,467
SunPower Corp.* (a)	17,374	236,113
Supertex, Inc.	4,458	93,975
Tessera Technologies, Inc.	22,753	463,479
TriQuint Semiconductor, Inc.*	73,888	431,506
Ultra Clean Holdings, Inc.*	12,132	75,946
Ultratech, Inc.*	11,895	350,546
Veeco Instruments, Inc.* (a)	17,041	648,751
Volterra Semiconductor Corp.*	11,182	145,478

		20,414,639

Software 3.5%
Accelrys, Inc.*	24,454	240,872
ACI Worldwide, Inc.*	17,435	819,619
Actuate Corp.*	21,508	132,059
Advent Software, Inc.*	13,856	402,378
American Software, Inc., Class A	10,523	87,446
Aspen Technology, Inc.*	40,776	1,242,853
AVG Technologies NV* (a)	3,603	58,801
Blackbaud, Inc.	19,776	579,635
Bottomline Technologies de, Inc.*	16,440	430,728

137

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Software (continued)
BroadSoft, Inc.*	12,023	$307,308
Callidus Software, Inc.* (a)	16,318	70,004
CommVault Systems, Inc.*	19,528	1,436,089
Comverse, Inc.*	9,594	254,529
Digimarc Corp.	3,176	69,681
Ebix, Inc. (a)	12,476	232,178
Ellie Mae, Inc.*	10,984	285,804
Envivio, Inc.*	3,565	5,704
EPIQ Systems, Inc.	13,776	192,451
ePlus, Inc.	1,699	77,271
Exa Corp.*	2,476	18,471
Fair Isaac Corp.	15,028	700,004
FalconStor Software, Inc.*	14,329	23,643
FleetMatics Group PLC* (a)	3,980	93,411
Gerber Scientific, Inc.* (a)(b)	11,566	0
Glu Mobile, Inc.* (a)	25,474	78,460
Guidance Software, Inc.*	6,416	67,496
Guidewire Software, Inc.*	8,928	357,834
Imperva, Inc.*	4,507	175,683
Infoblox, Inc.*	3,648	80,657
Interactive Intelligence Group, Inc.*	6,402	265,235
Jive Software, Inc.*	7,517	102,156
Manhattan Associates, Inc.*	8,900	624,869
Mentor Graphics Corp.	40,840	745,738
MicroStrategy, Inc., Class A*	3,725	335,958
Monotype Imaging Holdings, Inc.	15,989	370,785
Netscout Systems, Inc.*	16,099	367,218
Pegasystems, Inc.	7,571	191,622
Progress Software Corp.*	25,349	572,127
Proofpoint, Inc.*	2,835	51,937
PROS Holdings, Inc.*	9,622	249,402
PTC, Inc.*	52,436	1,258,988
QAD, Inc., Class A	2,830	34,186
QLIK Technologies, Inc.*	37,430	973,554
Qualys, Inc.*	3,877	42,647
RealPage, Inc.* (a)	15,768	321,667
Rosetta Stone, Inc.*	4,846	82,043
Sapiens International Corp. NV	6,077	35,186
Seachange International, Inc.*	12,517	135,935
Sourcefire, Inc.*	12,967	619,304
SS&C Technologies Holdings, Inc.*	14,897	457,189
Synchronoss Technologies, Inc.*	12,126	343,651
Take-Two Interactive Software, Inc.*	34,196	521,831
Tangoe, Inc.*	13,077	168,170
Telenav, Inc.*	7,395	38,750
TiVo, Inc.*	54,732	641,459
Tyler Technologies, Inc.*	13,208	835,274
Ultimate Software Group, Inc.*	12,471	1,204,574
VASCO Data Security International, Inc.*	12,248	104,231
Verint Systems, Inc.*	16,806	555,270
VirnetX Holding Corp.* (a)	18,423	376,198
Websense, Inc.*	16,250	289,900

		21,438,123

Common Stocks (continued)

	Shares	Market Value

Specialty Retail 3.4%
Aeropostale, Inc.*	35,631	$522,351
America’s Car-Mart, Inc.*	3,507	162,269
Ann, Inc.*	21,399	632,127
Asbury Automotive Group, Inc.*	12,221	489,940
Barnes & Noble, Inc.* (a)	12,450	225,719
bebe stores, inc.	16,646	94,216
Big 5 Sporting Goods Corp.	7,194	120,859
Body Central Corp.*	7,270	74,009
Brown Shoe Co., Inc.	18,781	317,587
Buckle, Inc. (The) (a)	12,146	589,688
Cabela’s, Inc.*	20,412	1,310,450
Cato Corp. (The), Class A	12,054	289,417
Children’s Place Retail Stores, Inc. (The)*	10,496	513,464
Citi Trends, Inc.*	6,643	78,188
Conn’s, Inc.*	7,374	319,368
Destination Maternity Corp.	5,821	138,249
Destination XL Group, Inc.*	18,127	90,273
Express, Inc.*	39,209	713,996
Finish Line, Inc. (The), Class A	22,262	431,660
Five Below, Inc.* (a)	4,863	175,019
Francesca’s Holdings Corp.* (a)	15,202	434,169
Genesco, Inc.*	10,726	660,185
Group 1 Automotive, Inc.	9,939	601,111
Haverty Furniture Cos., Inc.	8,400	199,752
hhgregg, Inc.* (a)	6,291	84,992
Hibbett Sports, Inc.*	11,571	634,669
Hot Topic, Inc.	18,601	259,484
Jos. A. Bank Clothiers, Inc.* (a)	12,230	534,206
Kirkland’s, Inc.*	5,811	70,081
Lithia Motors, Inc., Class A	9,507	470,787
Lumber Liquidators Holdings, Inc.*	12,047	987,372
MarineMax, Inc.*	8,926	103,452
Mattress Firm Holding Corp.*	4,819	184,664
Men’s Wearhouse, Inc. (The)	22,308	747,318
Monro Muffler Brake, Inc. (a)	13,402	554,307
New York & Co., Inc.*	11,808	52,664
Office Depot, Inc.*	124,499	480,566
OfficeMax, Inc.	37,981	437,161
Orchard Supply Hardware Stores Corp., Class A* (a)	831	1,645
Penske Automotive Group, Inc.	18,608	575,359
Pep Boys-Manny, Moe & Jack (The)*	22,455	260,478
Perfumania Holdings, Inc.*	2,249	14,011
Pier 1 Imports, Inc.	42,460	985,497
RadioShack Corp. (a)	43,507	137,917
Rent-A-Center, Inc.	26,039	909,542
Restoration Hardware Holdings, Inc.* (a)	2,416	94,103
rue21, inc.*	6,818	217,494
Select Comfort Corp.*	24,879	527,932
Shoe Carnival, Inc.	6,149	128,084
Sonic Automotive, Inc., Class A	17,353	381,593
Stage Stores, Inc.	14,131	391,287
Stein Mart, Inc.	12,135	95,988

138

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Specialty Retail (continued)
Systemax, Inc.	4,948	$45,324
Tilly’s, Inc., Class A*	4,114	59,406
Vitamin Shoppe, Inc.*	12,916	634,821
West Marine, Inc.*	6,792	80,349
Wet Seal, Inc. (The), Class A*	39,212	127,831
Winmark Corp.	1,018	62,984
Zumiez, Inc.* (a)	9,632	279,039

		20,796,473

Textiles, Apparel & Luxury Goods 1.3%
Cherokee, Inc.	3,744	48,784
Columbia Sportswear Co. (a)	5,359	314,037
Crocs, Inc.*	39,417	631,460
Culp, Inc.	3,847	62,475
Delta Apparel, Inc.*	3,185	42,615
Fifth & Pacific Cos., Inc.*	52,511	1,082,777
G-III Apparel Group Ltd.*	7,258	295,110
Iconix Brand Group, Inc.*	28,420	814,233
Jones Group, Inc. (The)	35,985	503,790
K-Swiss, Inc., Class A*	11,348	53,790
Maidenform Brands, Inc.*	10,363	186,534
Movado Group, Inc.	7,692	232,606
Oxford Industries, Inc.	6,138	362,940
Perry Ellis International, Inc.	5,135	90,222
Quiksilver, Inc.*	57,089	384,209
RG Barry Corp.	3,689	50,871
Skechers U.S.A., Inc., Class A*	16,592	344,782
Steven Madden Ltd.*	17,212	837,020
True Religion Apparel, Inc.	11,329	306,563
Tumi Holdings, Inc.*	9,521	219,269
Unifi, Inc.*	6,143	119,789
Vera Bradley, Inc.* (a)	8,767	200,063
Wolverine World Wide, Inc.	21,164	1,011,004

		8,194,943

Thrifts & Mortgage Finance 1.7%
Astoria Financial Corp.	38,259	366,904
Bank Mutual Corp.	20,286	105,082
BankFinancial Corp.	9,487	74,852
Beneficial Mutual Bancorp, Inc.*	14,452	123,565
Berkshire Hills Bancorp, Inc.	10,800	279,288
BofI Holding, Inc.*	4,855	197,987
Brookline Bancorp, Inc.	30,935	259,854
Cape Bancorp, Inc.	4,868	43,861
Charter Financial Corp.	3,773	38,371
Clifton Savings Bancorp, Inc.	3,843	46,154
Dime Community Bancshares, Inc.	13,806	197,012
Doral Financial Corp.*	57,852	43,574
ESB Financial Corp.	4,496	62,944
ESSA Bancorp, Inc.	4,093	44,082
EverBank Financial Corp.	9,810	156,960
Federal Agricultural Mortgage Corp., Class C	4,413	140,245
First Defiance Financial Corp.	4,222	95,586

Common Stocks (continued)

	Shares	Market Value

Thrifts & Mortgage Finance (continued)
First Federal Bancshares of Arkansas, Inc.* (a)	1,538	$14,903
First Financial Northwest, Inc.*	7,120	57,672
First PacTrust Bancorp, Inc.	4,773	54,221
Flushing Financial Corp.	13,599	206,433
Fox Chase Bancorp, Inc.	5,709	96,539
Franklin Financial Corp.	5,786	105,189
Heritage Financial Group, Inc.	3,521	52,076
Hingham Institution for Savings (a)	545	37,065
Home Bancorp, Inc.*	3,035	54,934
Home Federal Bancorp, Inc.	6,275	76,430
Home Loan Servicing Solutions Ltd.	23,263	526,907
HomeStreet, Inc.	3,896	83,764
Kearny Financial Corp.*	6,781	66,793
Meridian Interstate Bancorp, Inc.*	3,743	68,459
MGIC Investment Corp.*	138,161	746,069
NASB Financial, Inc.* (a)	1,854	42,271
Nationstar Mortgage Holdings, Inc.* (a)	8,427	309,861
Northfield Bancorp, Inc.	9,050	106,428
Northwest Bancshares, Inc.	42,958	526,236
OceanFirst Financial Corp.	6,256	88,898
Ocwen Financial Corp.*	47,106	1,723,137
Oritani Financial Corp.	19,856	307,172
Peoples Federal Bancshares, Inc. (a)	2,682	50,046
Provident Financial Holdings, Inc.	4,306	69,757
Provident Financial Services, Inc.	26,489	406,076
Provident New York Bancorp	17,307	156,455
Radian Group, Inc. (a)	75,849	906,396
Rockville Financial, Inc.	12,587	163,631
Roma Financial Corp.	3,215	54,719
SI Financial Group, Inc.	4,706	54,590
Simplicity Bancorp, Inc.	3,676	55,140
Territorial Bancorp, Inc.	4,816	112,598
Tree.com, Inc.	2,580	52,813
TrustCo Bank Corp. NY	41,289	221,309
United Financial Bancorp, Inc.	8,655	128,181
ViewPoint Financial Group, Inc.	14,728	274,235
Walker & Dunlop, Inc.*	4,991	88,890
Waterstone Financial, Inc.*	3,202	25,584
Westfield Financial, Inc.	9,759	73,485
WSFS Financial Corp.	3,334	163,166

		10,684,849

Tobacco 0.2%
Alliance One International, Inc.*	38,404	144,015
Universal Corp. (a)	10,214	587,816
Vector Group Ltd. (a)	24,285	396,088

		1,127,919

Trading Companies & Distributors 0.9%
Aceto Corp.	11,680	121,472
Aircastle Ltd.	24,245	338,460
Applied Industrial Technologies, Inc.	18,496	781,456
Beacon Roofing Supply, Inc.*	20,499	781,627

139

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

Trading Companies & Distributors (continued)
BlueLinx Holdings, Inc.* (a)	14,502	$42,201
CAI International, Inc.*	6,356	162,014
DXP Enterprises, Inc.*	3,834	256,418
Edgen Group, Inc.*	6,688	45,813
H&E Equipment Services, Inc.	12,659	257,737
Houston Wire & Cable Co.	7,751	105,569
Kaman Corp.	11,558	390,545
Rush Enterprises, Inc., Class A*	14,514	332,225
TAL International Group, Inc.	12,815	530,541
Textainer Group Holdings Ltd. (a)	6,064	234,495
Titan Machinery, Inc.* (a)	7,442	167,892
Watsco, Inc.	12,905	1,088,924
Willis Lease Finance Corp.*	2,117	30,040

		5,667,429

Transportation Infrastructure 0.0%†
Wesco Aircraft Holdings, Inc.*	7,587	125,261

Water Utilities 0.3%
American States Water Co.	8,296	460,262
Artesian Resources Corp., Class A	3,335	78,606
Cadiz, Inc.*	5,799	34,156
California Water Service Group	20,406	409,140
Connecticut Water Service, Inc.	4,623	131,663
Consolidated Water Co., Ltd.	6,558	65,383
Middlesex Water Co.	6,854	134,407
SJW Corp.	6,371	161,569
York Water Co. (The)	5,757	107,944

		1,583,130

Wireless Telecommunication Services 0.1%
Boingo Wireless, Inc.* (a)	7,164	44,632
Leap Wireless International, Inc.* (a)	23,634	135,186
NTELOS Holdings Corp.	6,469	95,224
Shenandoah Telecommunications Co.	10,402	170,489
USA Mobility, Inc.	9,601	130,285

		575,816

Total Common Stocks (cost $451,489,041)		587,552,329

Warrant 0.0%†

	Number of Warrants	Market Value

Oil, Gas & Consumable Fuels 0.0%†
Magnum Hunter Resources Corp., expiring at an exercise price of $10.50 on 10/14/2013* (a)	5,139	720

Total Warrant (cost $–)		720

Mutual Funds 4.2%

	Shares	Market Value

Equity Fund 0.0%†
Firsthand Technology Value Fund, Inc. * (a)	3,841	$71,442

Money Market Fund 4.2%
Fidelity Institutional Money Market Fund — Institutional Class, 0.14% (c)	25,888,374	25,888,374

Total Mutual Funds (cost $25,961,371)		25,959,816

Repurchase Agreements 8.4%

	Principal Amount	Market Value

BNP Paribas Securities Corp., 0.15%, dated 04/30/13, due 05/01/13, repurchase price $40,000,167, collateralized by U.S. Government Agency Securities ranging from 0.00% - 7.13%, maturing 05/03/13 - 05/04/37; total market value $40,800,064. (d)	$40,000,000	40,000,000
Credit Suisse (USA) LLC, 0.16%, dated 04/30/13, due 05/01/13, repurchase price $11,238,050, collateralized by U.S. Government Treasury Security, 0.63%, maturing 04/30/18 ; total market value $11,462,777. (d)	11,238,000	11,238,000

Total Repurchase Agreements (cost $51,238,000)		51,238,000

Total Investments (cost $528,688,412) (e) —108.4%		664,750,865

Liabilities in excess of other assets — (8.4%)		(51,563,685)

NET ASSETS — 100.0%		$613,187,180

*	Denotes a non-income producing security.

(a)	The security or a portion of this security is on loan at April 30, 2013. The total value of securities on loan at April 30, 2013 was $49,691,566, which was collateralized by repurchase agreements with a value of $51,238,000 and $3,070 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 1.00% - 4.50%, and maturity dates ranging from 12/31/15 - 08/15/39, a total value of $51,241,070.

(b)	Fair Valued Security.

(c)	Represents 7-day effective yield as of April 30, 2013.

140

Statement of Investments (Continued)

April 30, 2013 (Unaudited)

Nationwide Small Cap Index Fund (Continued)

(d)	The security was purchased with cash collateral held from securities on loan. The total value of securities purchased with cash collateral as of April 30, 2013 was $51,238,000.
(e)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

LLC	Limited Liability Company
Ltd.	Limited
NV	Public Traded Company
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SA	Stock Company

At April 30, 2013, the Fund’s open futures contracts were as follows (Note 2):

Number of Contracts	Long Contracts	Expiration	Notional Value Covered by Contracts	Unrealized Appreciation/ (Depreciation)
292	Russell 2000 Mini Future	06/21/13	$27,596,920	$653,683

At April 30, 2013, the Fund has $1,492,000 segregated as collateral with the broker for open futures contracts.

141

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

Nationwide Small Cap Index Fund
Assets:
Investments, at value *(cost $477,450,412)	$613,512,865
Repurchase agreements, at value and cost	51,238,000

Total Investments	664,750,865

Deposits with broker for futures contracts	1,492,000
Dividends receivable	229,078
Security lending income receivable	118,937
Receivable for investments sold	1,364,399
Receivable for capital shares issued	110,276
Receivable for variation margin on futures contracts	157,739
Prepaid expenses	37,720

Total Assets	668,261,014

Liabilities:
Payable for investments purchased	1,386,344
Payable for capital shares redeemed	2,257,120
Cash overdraft (Note 2)	25
Payable upon return of securities loaned (Note 2)	51,238,000
Accrued expenses and other payables:
Investment advisory fees	85,809
Fund administration fees	18,003
Distribution fees	24,923
Administrative servicing fees	17,171
Accounting and transfer agent fees	8,929
Trustee fees	1,248
Custodian fees	3,283
Compliance program costs (Note 3)	363
Professional fees	13,723
Printing fees	383
Recoupment fees	18,169
Other	341

Total Liabilities	55,073,834

Net Assets	$613,187,180

Represented by:
Capital	$493,672,355
Accumulated undistributed net investment income	26,275
Accumulated net realized losses from investment and futures transactions	(17,227,586)
Net unrealized appreciation/(depreciation) from investments	136,062,453
Net unrealized appreciation/(depreciation) from futures contracts (Note 2)	653,683

Net Assets	$613,187,180

*	Includes value of securities on loan of $49,691,566 (Note 2).

142

Statement of Assets and Liabilities (Continued)

April 30, 2013 (Unaudited)

Nationwide Small Cap Index Fund
Net Assets:
Class A Shares	$116,023,015
Class B Shares	56,725
Class C Shares	2,012,401
Class R2 Shares	5,304
Institutional Class Shares	495,089,735

Total	$613,187,180

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	8,710,324
Class B Shares	4,336
Class C Shares	154,559
Class R2 Shares	400
Institutional Class Shares	36,738,401

Total	45,608,020

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$13.32
Class B Shares (a)	$13.08
Class C Shares (b)	$13.02
Class R2 Shares	$13.26
Institutional Class Shares	$13.48
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$14.13

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

143

Statement of Operations

For the Six Months Ended April 30, 2013 (Unaudited)

Nationwide Small Cap Index Fund
INVESTMENT INCOME:
Dividend income	$6,338,513
Income from securities lending (Note 2)	737,466
Foreign tax withholding	(5,617)

Total Income	7,070,362

EXPENSES:
Investment advisory fees	536,974
Fund administration fees	107,543
Distribution fees Class A	134,061
Distribution fees Class B	261
Distribution fees Class C	8,574
Distribution fees Class R2	6
Administrative servicing fees Class A	69,410
Registration and filing fees	25,617
Professional fees	18,347
Printing fees	8,356
Trustee fees	10,186
Custodian fees	10,185
Accounting and transfer agent fees	44,864
Compliance program costs (Note 3)	1,086
Recoupment fees (Note 3)	28,744
Other	8,365

Total expenses before earnings credit and expenses reimbursed	1,012,579

Earnings credit (Note 6)	(278)
Expenses reimbursed by adviser (Note 3)	(7,380)

Net Expenses	1,004,921

NET INVESTMENT INCOME	6,065,441

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	6,686,161
Net realized gains from futures transactions (Note 2)	2,104,245

Net realized gains from investment and futures transactions	8,790,406

Net change in unrealized appreciation/(depreciation) from investments	71,736,438
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	857,692

Net change in unrealized appreciation/(depreciation) from investments and futures contracts	72,594,130

Net realized/unrealized gains from investments and futures transactions	81,384,536

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$87,449,977

The accompanying notes are an integral part of these financial statements.

144

Statements of Changes in Net Assets

	Nationwide Small Cap Index Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
Operations:
Net investment income	$6,065,441	$7,458,334
Net realized gains from investment and futures transactions	8,790,406	8,803,943
Net change in unrealized appreciation/(depreciation) from investments and futures contracts	72,594,130	43,701,524

Change in net assets resulting from operations	87,449,977	59,963,801

Distributions to Shareholders From:
Net investment income:
Class A	(1,542,903)	(828,798)
Class B	(612)	(199)
Class C	(19,640)	(3,570)
Class R2	(32)	(8)
Institutional Class	(7,334,699)	(4,309,467)
Net realized gains:
Class A	(3,707,978)	(4,880,417)
Class B	(1,841)	(2,472)
Class C	(58,715)	(46,523)
Class R2	(52)	(42)
Institutional Class	(15,663,748)	(13,674,401)

Change in net assets from shareholder distributions	(28,330,220)	(23,745,897)

Change in net assets from capital transactions	21,585,903	(64,374,210)

Change in net assets	80,705,660	(28,156,306)

Net Assets:
Beginning of period	532,481,520	560,637,826

End of period	$613,187,180	$532,481,520

Accumulated undistributed net investment income at end of period	$26,275	$2,858,720

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$9,822,196	$20,840,718
Dividends reinvested	5,006,460	5,477,805
Cost of shares redeemed	(11,697,626)	(76,454,735)

Total Class A Shares	3,131,030	(50,136,212)

Class B Shares
Proceeds from shares issued	–	176
Dividends reinvested	2,453	2,494
Cost of shares redeemed	(21)	(32,247)

Total Class B Shares	2,432	(29,577)

Class C Shares
Proceeds from shares issued	287,712	268,175
Dividends reinvested	72,235	45,377
Cost of shares redeemed	(58,854)	(223,246)

Total Class C Shares	301,093	90,306

145

Statements of Changes in Net Assets (Continued)

	Nationwide Small Cap Index Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$3,650	$53
Dividends reinvested	84	50
Cost of shares redeemed	(45)	–

Total Class R2 Shares	3,689	103

Institutional Class Shares
Proceeds from shares issued	27,235,490	55,952,419
Dividends reinvested	22,998,447	17,983,868
Cost of shares redeemed	(32,086,278)	(88,235,117)

Total Institutional Class Shares	18,147,659	(14,298,830)

Change in net assets from capital transactions	$21,585,903	$(64,374,210)

SHARE TRANSACTIONS:
Class A Shares
Issued	776,685	1,785,782
Reinvested	416,882	524,486
Redeemed	(933,313)	(6,816,630)

Total Class A Shares	260,254	(4,506,362)

Class B Shares
Issued	–	17
Reinvested	209	243
Redeemed	(2)	(2,826)

Total Class B Shares	207	(2,566)

Class C Shares
Issued	22,797	23,142
Reinvested	6,167	4,452
Redeemed	(4,771)	(19,328)

Total Class C Shares	24,193	8,266

Class R2 Shares
Issued	277	4
Reinvested	7	5
Redeemed	(4)	–

Total Class R2 Shares	280	9

Institutional Class Shares
Issued	2,124,738	4,857,328
Reinvested	1,891,025	1,685,239
Redeemed	(2,499,225)	(7,561,244)

Total Institutional Class Shares	1,516,538	(1,018,677)

Total change in shares	1,801,472	(5,519,330)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

146

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Small Cap Index Fund

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$12.05	0.11	1.79	1.90	(0.18)	(0.45)	(0.63)	–	$13.32	16.36%		$116,023,015	0.66%	1.84%	0.66%	2.47%
Year Ended October 31, 2012 (f)	$11.28	0.13	1.09	1.22	(0.07)	(0.38)	(0.45)	–	$12.05	11.45%		$101,814,470	0.68%	1.12%	0.68%	26.98%
Year Ended October 31, 2011 (f)	$10.67	0.09	0.59	0.68	(0.07)	–	(0.07)	–	$11.28	6.35%		$146,164,624	0.66%	0.75%	0.68%	24.19%
Year Ended October 31, 2010 (f)	$8.54	0.07	2.14	2.21	(0.08)	–	(0.08)	–	$10.67	26.03%		$170,128,967	0.68%	0.73%	0.72%	19.55%
Year Ended October 31, 2009 (f)	$8.25	0.07	0.39	0.46	(0.05)	(0.12)	(0.17)	–	$8.54	5.94%		$122,390,936	0.72%	0.86%	0.82%	22.56%
Year Ended October 31, 2008	$13.09	0.07	(4.47)	(4.40)	(0.06)	(0.38)	(0.44)	–	$8.25	(34.65%	)	$95,789,525	0.65%	0.75%	0.71%	37.88%

Class B Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$11.85	0.07	1.76	1.83	(0.15)	(0.45)	(0.60)	–	$13.08	15.96%		$56,725	1.28%	1.22%	1.28%	2.47%
Year Ended October 31, 2012 (f)	$11.12	0.06	1.08	1.14	(0.03)	(0.38)	(0.41)	–	$11.85	10.82%		$48,918	1.28%	0.49%	1.28%	26.98%
Year Ended October 31, 2011 (f)	$10.54	0.02	0.58	0.60	(0.02)	–	(0.02)	–	$11.12	5.69%		$74,435	1.27%	0.18%	1.28%	24.19%
Year Ended October 31, 2010 (f)	$8.44	0.01	2.12	2.13	(0.03)	–	(0.03)	–	$10.54	25.30%		$143,564	1.29%	0.12%	1.34%	19.55%
Year Ended October 31, 2009 (f)	$8.16	0.03	0.39	0.42	(0.02)	(0.12)	(0.14)	–	$8.44	5.54%		$188,301	1.30%	0.42%	1.41%	22.56%
Year Ended October 31, 2008	$12.98	0.02	(4.45)	(4.43)	(0.01)	(0.38)	(0.39)	–	$8.16	(35.08%	)	$286,977	1.30%	0.10%	1.36%	37.88%

Class C Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$11.79	0.07	1.76	1.83	(0.15)	(0.45)	(0.60)	–	$13.02	16.04%		$2,012,401	1.28%	1.18%	1.28%	2.47%
Year Ended October 31, 2012 (f)	$11.07	0.06	1.07	1.13	(0.03)	(0.38)	(0.41)	–	$11.79	10.76%		$1,537,462	1.28%	0.50%	1.28%	26.98%
Year Ended October 31, 2011 (f)	$10.50	0.02	0.58	0.60	(0.03)	–	(0.03)	–	$11.07	5.67%		$1,351,735	1.27%	0.16%	1.28%	24.19%
Year Ended October 31, 2010 (f)	$8.42	0.01	2.11	2.12	(0.04)	–	(0.04)	–	$10.50	25.20%		$1,028,779	1.29%	0.11%	1.33%	19.55%
Year Ended October 31, 2009 (f)	$8.14	0.02	0.40	0.42	(0.02)	(0.12)	(0.14)	–	$8.42	5.46%		$623,587	1.30%	0.24%	1.40%	22.56%
Year Ended October 31, 2008	$12.94	–	(4.42)	(4.42)	–	(0.38)	(0.38)	–	$8.14	(35.06%	)	$404,580	1.30%	0.13%	1.36%	37.88%

Class R2 Shares(g)
Six Months Ended April 30, 2013 (f) (Unaudited)	$12.00	0.09	1.81	1.90	(0.19)	(0.45)	(0.64)	–	$13.26	16.38%		$5,304	0.78%	1.36%	0.78%	2.47%
Year Ended October 31, 2012 (f)	$11.25	0.12	1.08	1.20	(0.07)	(0.38)	(0.45)	–	$12.00	11.29%		$1,440	0.78%	1.01%	0.78%	26.98%
Year Ended October 31, 2011 (f)	$10.65	0.07	0.59	0.66	(0.06)	–	(0.06)	–	$11.25	6.14%		$1,249	0.78%	0.63%	0.78%	24.19%
Year Ended October 31, 2010 (f)	$8.53	0.06	2.14	2.20	(0.08)	–	(0.08)	–	$10.65	25.88%		$1,172	0.78%	0.62%	0.84%	19.55%
Year Ended October 31, 2009 (f)	$8.24	0.04	0.42	0.46	(0.05)	(0.12)	(0.17)	–	$8.53	5.94%		$734	0.89%	0.49%	0.92%	22.56%
Year Ended October 31, 2008	$13.08	0.07	(4.48)	(4.41)	(0.05)	(0.38)	(0.43)	–	$8.24	(34.72%	)	$690	0.71%	0.67%	0.79%	37.88%

Institutional Class Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$12.18	0.14	1.82	1.96	(0.21)	(0.45)	(0.66)	–	$13.48	16.64%		$495,089,735	0.28%	2.22%	0.28%	2.47%
Year Ended October 31, 2012 (f)	$11.40	0.18	1.10	1.28	(0.12)	(0.38)	(0.50)	–	$12.18	11.85%		$429,079,230	0.28%	1.50%	0.28%	26.98%
Year Ended October 31, 2011 (f)	$10.79	0.14	0.59	0.73	(0.12)	–	(0.12)	–	$11.40	6.74%		$413,045,783	0.27%	1.15%	0.28%	24.19%
Year Ended October 31, 2010 (f)	$8.63	0.11	2.17	2.28	(0.12)	–	(0.12)	–	$10.79	26.51%		$316,308,307	0.29%	1.11%	0.33%	19.55%
Year Ended October 31, 2009 (f)	$8.33	0.10	0.41	0.51	(0.09)	(0.12)	(0.21)	–	$8.63	6.51%		$244,252,273	0.30%	1.26%	0.41%	22.56%
Year Ended October 31, 2008	$13.22	0.12	(4.53)	(4.41)	(0.10)	(0.38)	(0.48)	–	$8.33	(34.45%	)	$191,937,321	0.30%	1.13%	0.36%	37.88%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

The accompanying notes are an integral part of these financial statements.

147

Notes to Financial Statements

April 30, 2013 (Unaudited)

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of April 30, 2013, the Trust operates thirty-six (36) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the five (5) series listed below (each, a “Fund”; collectively, the “Funds”):

- Nationwide Bond Index Fund (“Bond Index”)

- Nationwide International Index Fund (“International Index”)

- Nationwide Mid Cap Market Index Fund (“Mid Cap Market Index”)

- Nationwide S&P 500 Index Fund (“S&P 500 Index”)

- Nationwide Small Cap Index Fund (“Small Cap Index”)

Each of the Funds is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of a Funds’ portfolio securities is determined in accordance with the procedures described below. U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets
—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
—	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or official closing price, or, if there is no such

148

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Securities listed on a foreign exchange are generally valued at the last sale price at the close of the exchange on which the security is principally traded. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to the Trust’s investment adviser, Nationwide Fund Advisors (“NFA”), and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to make fair value determinations. NFA and NFM have established a Fair Valuation Committee (“FVC”) to make fair value determinations.

The FVC follows guidelines approved by the Board of Trustees to make fair value determinations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security.

The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. Fair valuation factors are provided by an independent pricing service provider. When fair valuation factors are utilized, the value assigned to securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a fair valuation factor is generally categorized as a Level 2 investment within the hierarchy.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect factors such as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

149

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

The following tables provide a summary of the inputs used to value the Funds’ net assets as of April 30, 2013. Please refer to the Statements of Investments for additional information on portfolio holdings.

Bond Index

	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	$—	$2,622,763	$—	$2,622,763
Commercial Mortgage Backed Securities	—	20,356,268	—	20,356,268
Corporate Bonds	—	287,534,930	—	287,534,930
Municipal Bonds	—	12,089,694	—	12,089,694
Mutual Fund	66,657,518	—	—	66,657,518
Repurchase Agreement	—	7,428,675	—	7,428,675
Sovereign Bonds	—	32,345,732	—	32,345,732
U.S. Government Mortgage Backed Agencies	—	383,948,866	—	383,948,866
U.S. Government Sponsored & Agency Obligations	—	56,616,511	—	56,616,511
U.S. Treasury Bonds	—	67,639,709	—	67,639,709
U.S. Treasury Notes	—	384,301,761	—	384,301,761
Yankee Dollars	—	6,712,122	—	6,712,122
Total Assets	$66,657,518	$1,261,597,031	$—	$1,328,254,549
Liabilities:
U.S. Government Mortgage Backed Agencies	—	(21,366,680)	—	(21,366,680)
Total Liabilities	$—	$(21,366,680)	$—	$(21,366,680)
Total	$66,657,518	$1,240,230,351	$—	$1,306,887,869

International Index

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$15,705,204	$—	$15,705,204
Air Freight & Logistics	—	4,935,799	—	4,935,799
Airlines	—	3,475,723	—	3,475,723
Auto Components	—	16,545,370	—	16,545,370
Automobiles	—	56,825,523	—	56,825,523
Beverages	—	43,249,372	—	43,249,372
Biotechnology	—	7,198,446	—	7,198,446
Building Products	—	9,025,193	—	9,025,193
Capital Markets	—	34,514,176	—	34,514,176
Chemicals	—	60,147,823	—	60,147,823
Commercial Banks	—	222,358,699	—	222,358,699
Commercial Services & Supplies	—	10,371,984	—	10,371,984
Communications Equipment	—	7,024,611	—	7,024,611
Computers & Peripherals	—	6,013,570	—	6,013,570
Construction & Engineering	—	10,616,131	—	10,616,131
Construction Materials	—	10,346,141	—	10,346,141
Consumer Finance	—	1,139,350	—	1,139,350
Containers & Packaging	—	2,922,580	—	2,922,580
Distributors	—	1,652,412	—	1,652,412
Diversified Consumer Services	—	416,608	—	416,608
Diversified Financial Services	—	20,135,579	—	20,135,579
Diversified Telecommunication Services	—	48,025,014	—	48,025,014

150

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets (continued)
Common Stocks (continued)
Electric Utilities	$—	$26,822,684	$—	$26,822,684
Electrical Equipment	—	21,840,458	—	21,840,458
Electronic Equipment, Instruments & Components	—	18,520,113	—	18,520,113
Energy Equipment & Services	—	12,785,569	—	12,785,569
Food & Staples Retailing	—	37,851,748	—	37,851,748
Food Products	—	69,564,998	—	69,564,998
Gas Utilities	—	9,191,127	—	9,191,127
Health Care Equipment & Supplies	—	11,161,702	—	11,161,702
Health Care Providers & Services	—	7,224,611	—	7,224,611
Health Care Technology	—	203,563	—	203,563
Hotels, Restaurants & Leisure	—	19,223,138	—	19,223,138
Household Durables	—	8,742,483	—	8,742,483
Household Products	—	11,187,003	—	11,187,003
Independent Power Producers & Energy Traders	—	986,721	—	986,721
Industrial Conglomerates	—	23,068,403	—	23,068,403
Information Technology Services	—	4,777,135	—	4,777,135
Insurance	—	83,529,062	—	83,529,062
Internet & Catalog Retail	—	1,066,635	—	1,066,635
Internet Software & Services	—	1,963,511	—	1,963,511
Leisure Equipment & Products	—	3,702,735	—	3,702,735
Life Sciences Tools & Services	—	1,161,078	—	1,161,078
Machinery	—	46,600,327	—	46,600,327
Marine	—	4,099,142	—	4,099,142
Media	—	21,016,083	—	21,016,083
Metals & Mining	—	65,590,278	—	65,590,278
Multiline Retail	—	8,098,651	—	8,098,651
Multi-Utilities	—	23,930,126	—	23,930,126
Office Electronics	—	7,515,136	—	7,515,136
Oil, Gas & Consumable Fuels	—	104,361,660	—	104,361,660
Paper & Forest Products	—	1,866,927	—	1,866,927
Personal Products	—	10,518,947	—	10,518,947
Pharmaceuticals	—	145,128,855	—	145,128,855
Professional Services	—	9,841,222	—	9,841,222
Real Estate Investment Trusts (REITs)	—	27,663,054	—	27,663,054
Real Estate Management & Development	—	37,267,550	—	37,267,550
Road & Rail	—	19,123,687	—	19,123,687
Semiconductors & Semiconductor Equipment	—	10,931,961	—	10,931,961
Software	—	15,301,072	—	15,301,072
Specialty Retail	—	15,244,641	—	15,244,641
Textiles, Apparel & Luxury Goods	—	23,078,932	—	23,078,932
Tobacco	—	26,712,543	—	26,712,543
Trading Companies & Distributors	—	19,077,726	—	19,077,726
Transportation Infrastructure	—	6,616,644	—	6,616,644
Water Utilities	—	2,056,544	—	2,056,544
Wireless Telecommunication Services	—	36,384,748	—	36,384,748
Total Common Stocks	$—	$1,655,246,241	$—	$1,655,246,241
Futures Contracts	1,348,318	—	—	1,348,318
Mutual Fund	5,117,755	—	—	5,117,755
Preferred Stocks	—	9,302,526	—	9,302,526
Repurchase Agreements	—	123,155,130	—	123,155,130
Rights	—	196,139	—	196,139
Total	$6,466,073	$1,787,900,036	$—	$1,794,366,109

151

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

Mid Cap Market Index

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$1,061,834,248	$—	$—	$1,061,834,248
Futures Contracts	671,645	—	—	671,645
Mutual Fund	20,913,733	—	—	20,913,733
Repurchase Agreements	—	40,608,488	—	40,608,488
Total	$1,083,419,626	$40,608,488	$—	$1,124,028,114

S&P 500 Index

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$2,778,551,653	$—	$—	$2,778,551,653
Futures Contracts	644,955	—	—	644,955
Mutual Fund	27,742,887	—	—	27,742,887
Repurchase Agreements	—	13,889,162	—	13,889,162
Total	$2,806,939,495	$13,889,162	$—	$2,820,828,657

Small Cap Index

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$9,558,954	$—	$—	$9,558,954
Air Freight & Logistics	2,094,151	—	—	2,094,151
Airlines	5,582,593	—	—	5,582,593
Auto Components	5,187,122	—	—	5,187,122
Automobiles	234,807	—	—	234,807
Beverages	812,708	—	—	812,708
Biotechnology	25,125,504	—	—	25,125,504
Building Products	5,417,617	—	—	5,417,617
Capital Markets	14,436,084	—	—	14,436,084
Chemicals	13,461,409	—	—	13,461,409
Commercial Banks	36,878,889	—	—	36,878,889
Commercial Services & Supplies	12,147,508	—	—	12,147,508
Communications Equipment	11,104,857	—	—	11,104,857
Computers & Peripherals	4,450,846	—	—	4,450,846
Construction & Engineering	4,937,519	—	—	4,937,519
Construction Materials	2,462,455	—	—	2,462,455
Consumer Finance	4,640,858	—	—	4,640,858
Containers & Packaging	1,490,477	—	—	1,490,477
Distributors	1,428,270	—	—	1,428,270
Diversified Consumer Services	6,598,727	—	—	6,598,727
Diversified Financial Services	1,776,972	—	—	1,776,972
Diversified Telecommunication Services	3,400,633	—	—	3,400,633
Electric Utilities	9,309,117	—	—	9,309,117
Electrical Equipment	7,246,367	—	—	7,246,367
Electronic Equipment, Instruments & Components	13,039,692	—	—	13,039,692
Energy Equipment & Services	12,312,965	—	—	12,312,965
Food & Staples Retailing	6,709,978	—	—	6,709,978

152

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets (continued)
Common Stocks (continued)
Food Products	$9,623,284	$—	$—	$9,623,284
Gas Utilities	6,160,745	—	—	6,160,745
Health Care Equipment & Supplies	17,594,957	—	—	17,594,957
Health Care Providers & Services	14,532,132	—	—	14,532,132
Health Care Technology	4,838,085	—	—	4,838,085
Hotels, Restaurants & Leisure	18,976,244	—	—	18,976,244
Household Durables	7,204,098	—	—	7,204,098
Household Products	1,370,041	—	—	1,370,041
Independent Power Producers & Energy Traders	506,543	—	—	506,543
Industrial Conglomerates	533,948	—	—	533,948
Information Technology Services	11,134,067	—	—	11,134,067
Insurance	14,852,437	—	—	14,852,437
Internet & Catalog Retail	2,367,131	—	—	2,367,131
Internet Software & Services	13,372,510	—	—	13,372,510
Leisure Equipment & Products	2,921,345	—	—	2,921,345
Life Sciences Tools & Services	2,247,793	—	—	2,247,793
Machinery	18,156,502	—	—	18,156,502
Marine	113,213	—	—	113,213
Media	7,979,650	—	—	7,979,650
Metals & Mining	7,210,889	—	—	7,210,889
Multiline Retail	1,032,473	—	—	1,032,473
Multi-Utilities	2,737,322	—	—	2,737,322
Oil, Gas & Consumable Fuels	22,285,287	—	—	22,285,287
Paper & Forest Products	5,139,634	—	—	5,139,634
Personal Products	1,957,668	—	—	1,957,668
Pharmaceuticals	8,723,602	—	—	8,723,602
Professional Services	7,441,194	—	—	7,441,194
Real Estate Investment Trusts (REITs)	55,475,014	—	—	55,475,014
Real Estate Management & Development	1,148,930	—	—	1,148,930
Road & Rail	7,459,930	—	—	7,459,930
Semiconductors & Semiconductor Equipment	20,414,639	—	—	20,414,639
Software	21,438,123	—	—	21,438,123
Specialty Retail	20,796,473	—	—	20,796,473
Textiles, Apparel & Luxury Goods	8,194,943	—	—	8,194,943
Thrifts & Mortgage Finance	10,684,849	—	—	10,684,849
Tobacco	1,127,919	—	—	1,127,919
Trading Companies & Distributors	5,667,429	—	—	5,667,429
Transportation Infrastructure	125,261	—	—	125,261
Water Utilities	1,583,130	—	—	1,583,130
Wireless Telecommunication Services	575,816	—	—	575,816
Total Common Stocks	$587,552,329	$—	$—	$587,552,329
Futures Contracts	653,683	—	—	653,683
Mutual Funds	25,959,816	—	—	25,959,816
Repurchase Agreements	—	51,238,000	—	51,238,000
Warrant	720	—	—	720
Total	$614,166,548	$51,238,000	$—	$665,404,548

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

153

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

During the six months ended April 30, 2013, there were no significant transfers into or out of Level 1, Level 2 or Level 3.

During the six months ended April 30, 2013, International Index held 3 common stock investments that were categorized as Level 3 investments which were each valued at zero.

During the six months ended April 30, 2013, Small Cap Index held 2 common stock investments that were categorized as Level 3 investments which were each valued at zero.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Cash Overdraft

As of April 30, 2013, Small Cap Index had an overdrawn balance of $25 with the Fund’s custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. This advance is separate from, and was not made pursuant to, the credit agreement discussed in Note 6 below.

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. International Index engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets, and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Futures Contracts

Mid Cap Market Index, S&P 500 Index, and Small Cap Index are subject to equity price risk in the normal course of pursuing their investment objectives. International Index is subject to equity price and currency risk in the normal course of pursuing its investment objectives. Mid Cap Market Index, S&P 500 Index, and Small Cap Index entered into financial futures contracts (“futures contracts”) to gain exposure to the value of equities. International Index entered into futures contracts to gain exposure to the value of equities and foreign currencies. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, a Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by a Fund as unrealized gains or losses. Futures contracts are valued daily at their last quoted sale price and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

154

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. A Fund’s investments in futures contracts entail limited counterparty credit risk because a Fund invests only in exchange-traded futures contracts, which are settled through a clearing house and whose fulfillment is guaranteed by the credit of the exchange.

A Fund’s futures contracts are disclosed in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

The following tables provide a summary of the Funds’ derivative instruments categorized by risk exposure as of April 30, 2013:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of April 30, 2013

International Index

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts*
Equity risk	Unrealized appreciation from futures contracts	$1,348,318

Total		$1,348,318

Mid Cap Market Index

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts*
Equity risk	Unrealized appreciation from futures contracts	$671,645

Total		$671,645

S&P 500 Index

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts*
Equity risk	Unrealized appreciation from futures contracts	$644,955

Total		$644,955

Small Cap Index

Assets:	Statement of Assets & Liabilities	Fair Value
Futures Contracts*
Equity risk	Unrealized appreciation from futures contracts	$653,683

Total		$653,683

*	Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

155

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended April 30, 2013

International Index

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$1,681,587

Total	$1,681,587

Mid Cap Market Index

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$1,214,412

Total	$1,214,412

S&P 500 Index

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$2,960,459

Total	$2,960,459

Small Cap Index

Realized Gain/(Loss):	Total
Futures Contracts
Equity risk	$2,104,245

Total	$2,104,245

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Six Months Ended April 30, 2013

International Index

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$1,321,434

Total	$1,321,434

Mid Cap Market Index

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$907,061

Total	$907,061

156

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

S&P 500 Index

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$972,093

Total	$972,093

Small Cap Index

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts
Equity risk	$857,692

Total	$857,692

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity of the Funds for the six months ended April 30, 2013.

(e)	Repurchase Agreements

During the six months ended April 30, 2013, the Funds entered into repurchase agreements with a member of the Federal Reserve System or a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by JPMorgan, a qualified sub-custodian, or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults, realization of the collateral by a Fund may be delayed, and if the value of the collateral declines, a Fund may be unable to recover the full amount it paid under the repurchase agreements.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

(g)	Securities Lending

During the six months ended April 30, 2013, the Funds entered into securities lending transactions. To generate additional income, the Funds may lend their portfolio securities, up to 33 1/3% of the total assets of each Fund, to brokers, dealers, and other financial institutions. The Funds’ securities lending standards and guidelines require that the borrower (1) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities

157

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by NFA or its designee to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of NFA or its designee, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan serves as securities lending agent for the securities lending program of the Funds. JPMorgan receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of April 30, 2013, the Funds had securities with the following values on loan:

Fund	Value of Loaned Securities	Value of Collateral
Bond Index	$201,615,894	$204,541,214	*
International Index	120,078,326	125,725,454	**
Mid Cap Market Index	40,025,035	40,608,488
S&P 500 Index	13,466,873	13,889,162
Small Cap Index	49,691,566	51,241,070	***
*	Includes $197,112,539 of collateral in the form of U.S. Government Agency Securities, interest rates ranging from 0.00% to 10.50% and maturity dates ranging from 07/01/13 to 01/20/63.

**	Includes $2,570,324 of collateral in the form of U.S. Government Agency Securities, interest rates ranging from 0.25% to 7.50% and maturity dates ranging from 06/30/13 to 02/15/43.

***	Includes $3,070 of collateral in the form of U.S. Government Treasury Securities, interest rates ranging from 1.00% to 4.50% and maturity dates ranging from 12/31/15 to 08/15/39.

(h)	Distributions to Shareholders

Distributions from net investment income, if any, are declared daily and paid monthly for Bond Index, and are declared and paid quarterly for International Index, Mid Cap Market Index, S&P 500 Index, and Small Cap Index. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the respective Funds. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(i)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing

158

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Each Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest. The last four tax year ends and any interim tax period since then generally remain open for examination by taxing authorities.

Each Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions received from a Fund’s investments in U.S. real estate investment trusts (“REIT”) often include a “return of capital”, which is recorded by a Fund as a reduction of its cost basis in such investments. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the REIT’s distribution is deemed a return of capital and is generally not taxable to a Fund.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

(j)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. For each of the Funds, except Bond Index, income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of the Fund. For Bond Index, income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the fair value of settled shares of each class outstanding. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.   Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investments of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. NFA has selected BlackRock Investment Management LLC (the “Subadviser”) as subadviser for the Funds, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadviser.

159

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. For the six months ended April 30, 2013, the Funds paid investment advisory fees to NFA according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Bond Index	Up to $1.5 billion	0.195%
	$1.5 billion up to $3 billion	0.155%
	On $3 billion and more	0.145%
International Index	Up to $1.5 billion	0.245%
	$1.5 billion up to $3 billion	0.205%
	On $3 billion and more	0.195%
Mid Cap Market Index	Up to $1.5 billion	0.205%
	$1.5 billion up to $3 billion	0.185%
	On $3 billion and more	0.175%
S&P 500 Index	Up to $1.5 billion	0.125%
	$1.5 billion up to $3 billion	0.105%
	On $3.0 billion and more	0.095%
Small Cap Index	Up to $1.5 billion	0.19%
	$1.5 billion up to $3 billion	0.17%
	On $3 billion and more	0.16%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated Subadviser.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Funds’ operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding the amounts listed in the table below until February 28, 2014.

Fund	Classes	Amount (annual rate)
Bond Index	All Classes	0.29%
International Index	All Classes	0.34%
Mid Cap Market Index	All Classes	0.30%
S&P 500 Index	All Classes	0.21%
Small Cap Index	All Classes	0.28%

NFA may request and receive reimbursement from a Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to a Fund was made. However, no reimbursement may be made unless: (i) a Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses. Reimbursement by a Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

160

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

As of April 30, 2013, the cumulative potential reimbursements for the following Funds, listed by the year in which NFA waived fees or reimbursed expenses to a Fund, are:

Fund	Fiscal Year 2010 Amount	Fiscal Year 2011 Amount	Fiscal Year 2012 Amount	Six Months Ended April 30, 2013 Amount	Total
Bond Index	$374,133	$—	$—	$1	$374,134
International Index	467,030	1	—	23,326	490,357
Mid Cap Market Index	272,836	—	—	—	272,836
S&P 500 Index	564,725	—	—	—	564,725
Small Cap Index	169,296	—	—	7,380	176,676

Amounts designated as “—” are zero or have been rounded to zero.

Pursuant to the Expense Limitation Agreement, for the six months ended April 30, 2013, Bond Index, International Index, Mid Cap Market Index, S&P 500 Index, and Small Cap Index reimbursed NFA in the amount of $176,156, $187,819, $105,805, $527,720, and $28,744, respectively.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended April 30, 2013, NFM received $1,099,793 in fees from the Funds under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $20 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended April 30, 2013, the Funds’ aggregate portion of such costs amounted to $13,700.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate shown below.

Fund	Class A Shares	Class B Shares	Class C Shares	Class R2 Shares	Service Class Shares
Bond Index	0.25%	1.00%	1.00%	0.50%	N/A
International Index	0.25%	1.00%	1.00%	0.50%	N/A
Mid Cap Market Index	0.25%	1.00%	1.00%	0.50%	N/A
S&P 500 Index	0.25%	1.00%	1.00%	0.50%	0.15%
Small Cap Index	0.25%	1.00%	1.00%	0.50%	N/A

N/A — Not Applicable.

161

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. NFD also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares, which may cause the redeemed value of a shareholder’s account to fall below the total purchase payments. A CDSC is imposed on redemptions of Class B shares made within six years of purchase. Class C shares have a CDSC of 1% imposed on redemptions made within one year of purchase. For the six months ended April 30, 2013, NFD received commissions of $100,937 from front-end sales charges of Class A shares and from CDSCs from Class B and Class C shares of the Funds, of which $36,546 was re-allowed to affiliated broker-dealers of the Funds.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class R2, Institutional Service Class, and Service Class shares of S&P 500 Index, and up to 0.25% of the average daily net assets of Class A and Class R2 shares of Bond Index, International Index, Mid Cap Market Index, and Small Cap Index.

For the six months ended April 30, 2013, NFS received the following amounts in administrative services fees from each Fund:

Fund	Amount
Bond Index	$115,156
International Index	110,005
Mid Cap Market Index	165,489
S&P 500 Index	631,740
Small Cap Index	69,410

As of April 30, 2013, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund.

Fund	% of Shares Outstanding Owned
Bond Index	97.21%
International Index	96.04
Mid Cap Market Index	84.69
S&P 500 Index	83.13
Small Cap Index	90.03

4. Redemption Fees

For the period from November 1, 2011 through July 31, 2012, the Funds assessed a 2.00% redemption fee on shares that were sold or exchanged within seven calendar days of purchase. The redemption fee, if any, was paid directly to the applicable Fund and was intended to offset the cost to a Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading of Fund shares. For purposes of determining whether the redemption fee applied, the shares that were held the longest were redeemed first. This redemption fee was in addition to any CDSCs that were applicable at the time of sale. The

162

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

redemption fee was not applied in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that were not able to implement the redemption fee. The fee did not apply to shares purchased through automatically reinvested dividends or capital gain distributions. Effective August 1, 2012, redemption fees were eliminated.

For the year ended October 31, 2012, the Funds had contributions to capital due to the collection of redemption fees in the amounts of:

Fund	Amount
Bond Index	$2
International Index	71
Mid Cap Market Index	98
S&P 500 Index	18
Small Cap Index	99

5. Investment in Affiliated Issuers

Bond Index invests in an affiliated issuer. The Fund’s transactions in the shares of the affiliated issuer during the six months ended April 30, 2013 were as follows:

Affiliated Issuer	Market Value at October 31, 2012	Purchases at Cost	Sales Proceeds	Interest Income	Realized Gain/ (Loss)	Market Value at April 30, 2013
Nationwide Financial Services, Inc.	$78,375	$—	$—	$2,528	$—	$79,688

Amounts designated as “—” are zero or have been rounded to zero.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan permitting the Trust to borrow up to $90,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to a Fund’s borrowing restrictions. There were no borrowings under the line of credit during the six months ended April 30, 2013. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

JPMorgan provides earnings credits for cash balances maintained in the Funds’ custody accounts, which are used to offset custody fees of a Fund.

7.  Investment Transactions

For the six months ended April 30, 2013, purchases of and sales of securities (excluding short-term securities) were as follows:

Fund	Purchases	Sales
Bond Index	$1,002,326,879	$1,082,703,762
International Index	12,486,917	47,552,824
Mid Cap Market Index	33,302,616	86,718,375
S&P 500 Index	33,395,789	84,204,909
Small Cap Index	13,737,667	27,748,637

163

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

For the six months ended April 30, 2013, purchases and sales of U.S. Government securities were as follows:

Fund	Purchases	Sales
Bond Index	$90,047,707	$126,648,954

8.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with REIT and Real Estate Investments

Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.

9.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

10.  New Accounting Pronouncements

In January 2013, Accounting Standards Update 2013-01 (“ASU 2013-01”), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (“ASU 2011-11”), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (i) offset in the financial statements or (ii) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Funds’ financial statements.

164

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

11.  Other

As of April 30, 2013, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts (a)
Bond Index	70.41%	4
International Index	65.55	3
Mid Cap Market Index	52.42	3
S&P 500 Index	69.98	4
Small Cap Index	57.62	3
(a)	Each such account is the account of an affiliated fund. Except S&P 500 Index, for which 3 of the 4 accounts are the accounts of affiliated funds.

12.  Recaptured Brokerage Commissions

The Funds have entered into agreements with brokers whereby the brokers will return a portion of the Funds’ brokerage commissions on behalf of certain Funds. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Funds’ Statement of Operations. For the six months ended April 30, 2013, the Funds recaptured $0 of brokerage commissions.

13.  Federal Tax Information

As of April 30, 2013, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Bond Index	$1,233,315,468	$73,896,548	$(324,147)	$73,572,401
International Index	1,657,879,990	305,710,210	(170,572,409)	135,137,801
Mid Cap Market Index	885,492,550	283,799,852	(45,935,933)	237,863,919
S&P 500 Index	2,156,694,180	819,438,335	(155,948,813)	663,489,522
Small Cap Index	555,314,555	150,223,010	(40,786,700)	109,436,310

14.  Subsequent Events

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

165

Supplemental Information

Renewal of Advisory (and Sub-Advisory) Agreements

The Trust’s investment advisory agreements (together, the “Advisory Agreements”) with its Investment Adviser (the “Adviser”) and its Sub-Advisers must be approved for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of each series or fund of the Trust (individually a “Fund”), and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance, Sub-Adviser updates and reviews, and the services and support provided to the Fund and its shareholders.

In January 2013, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on continuation of the Advisory Agreements. The primary purpose of the January 2013 meeting was to ensure that the Trustees had ample opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Trustees also met in executive session with Independent Legal Counsel to consider the continuation of the Advisory Agreements outside the presence of management.

In preparation for the January 2013 meeting, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

—

A summary report for each Fund that set out a wide variety of summary information regarding the Fund, including performance, expense, and profitability information, and specifically including management’s analysis of the Fund’s performance and expenses and a specific recommendation as to action to be taken on the Fund’s advisory and sub-advisory arrangements;

—

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple years ended September 30, 2012) compared with performance universes created by Lipper of similar or peer group funds, (b) expense rankings comparing the Fund’s contractual advisory fee and total expenses with expense groups and expense universes created by Lipper of similar or peer group funds, and (c) expense rankings comparing the Fund’s contractual advisory fee and total expenses with customized expense groups created by Lipper containing only sub-advised funds;

—

For Funds with multiple Sub-Advisers, expense rankings (over multiple years ended September 30, 2012) compared with customized peer groups created by the Adviser comprised solely of funds with multiple Sub-Advisers;

—	Information from the Adviser describing, on a Fund-by-Fund basis, each Fund’s performance (over multiple years ended September 30, 2012) compared with the Fund’s benchmark and Lipper categories;

—

Information regarding fee arrangements, including the structure of the advisory and subadvisory fees, the method of computing fees and the frequency of payment of fees; voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation; any economies of scale resulting from increases in size of one or more Funds and the extent to which it may be appropriate for the Adviser to share some portion of the benefit of those economies with shareholders; and information regarding payments to financial intermediaries.

166

Supplemental Information (Continued)

In considering this information, the Trustees took into account management style, investment strategies, changes related to the Funds’ subadvisory relationships, and prevailing market conditions. In evaluating the Advisory Agreements, the Trustees also reviewed information provided by the Adviser concerning the following:

—	The terms of the Advisory Agreements, including a list of services performed by the Adviser;

—

The activities of the Adviser in selecting, overseeing, and evaluating Sub-Advisers; reporting to the Trustees regarding the Sub-Advisers; and taking steps, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place;

—	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment management economic and financial analysis, and asset allocation strategy;

—

The Adviser’s and Sub-Adviser’s personnel and methods, including the education, experience, and number of advisory and analytical personnel; general information about the compensation of the Adviser’s personnel with primary responsibility for management of the Trust; the Adviser’s and Sub-Adviser’s investment management process, including methods adopted to ensure compliance with investment objectives, policies and restrictions of the portfolios of the Funds; the Adviser’s risk assessment and risk management capabilities; the Adviser’s valuation and valuation oversight capabilities; time and attention of the Adviser’s investment supervisory personnel devoted to the investment portfolios of the Trust; and adequacy and sophistication of technology and systems with respect to investment and administrative matters, including oversight of Sub-Advisers;

—	Litigation pending, threatened or settled involving the Adviser, and the results of any audits, investigations or examinations of the Securities and Exchange Commission;

—	The financial condition and stability of the Adviser, including financial arrangements between the Adviser and the Adviser’s parent organization; and

—

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent.

At the January 2013 meeting, the Trustees reviewed, considered and discussed, among themselves and with the Adviser, Trust counsel, and Independent Legal Counsel, among other things, the information described above, and information regarding the nature, extent and quality of services provided by the Adviser under the Advisory Agreement. The Trustees also considered, where applicable, expense caps and fee waivers; reports provided throughout the year with respect to brokerage and portfolio transactions, including the standards for best execution, performance in meeting those standards, allocation of soft dollars for research products and services, portfolio turnover rates, and other benefits from the allocation of brokerage; and the effect of advisory and other fees on the Fund’s total expenses, including comparisons of expenses and expense ratios with those of comparable mutual funds. Management also reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the Fund and the bases for that recommendation. The Trustees considered the Adviser’s profitability in providing services under the Advisory Agreements, together with an explanation of the Adviser’s methodology in calculating its profitability. They concluded in each case that the level of profitability to the Adviser did not appear unreasonably high.

The Trustees noted that each of the Index Funds had achieved a level of performance that was generally comparable to that of its benchmark index over the three-year period ended September 30, 2012. They noted that although the actual advisory fee rates paid by most of the Funds (except Nationwide Small Cap Index Fund, which was at the median) were above the median of their expense groups, in each case except that of Nationwide Mid Cap Index Fund, the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was below the median of the Fund’s expense group. As to Nationwide Mid Cap Market Index Fund, the Trustees considered that, when compared to the Fund’s expense group, the Fund’s

167

Supplemental Information (Continued)

actual advisory fee rate was above the advisory fee median and the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) was at the total expense ratio (excluding 12b-1/non-12b-1 fees) median, but also noted that the Fund’s total expense ratio (excluding 12b-1/non-12b-1 fees) and actual advisory fee were approximately at their respective medians when compared to the Fund’s subadvised expense group. The Trustees further considered that management had made significant changes to the Fund’s investment management fee schedule in 2012 and waived approximately $48,000 in fees for the twelve-month period ended September 30, 2012.

At the March 2013 Board meeting, the Trustees received and considered information provided by the Adviser in follow-up from the January 2013 Board meeting. After extensive discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, the Trustees concluded the following:

—	The investment performance of each Fund was acceptable; and

—	The nature, extent, and quality of the investment advisory services provided to each Fund by the Adviser and Sub-Adviser were appropriate and consistent with the terms of the Advisory Agreements.

The Trustees also determined to continue to review ways, and the extent to which, economies of scale might be shared between the Adviser and shareholders of the Funds, and noted that NFA had taken a number of steps to date intended to share the benefits of economies of scale with shareholders, typically at higher asset levels.

Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

168

Management Information

April 30, 2013

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	95	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	95	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
Phyllis Kay Dryden 1947	Trustee since December 2004

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

			95	None

169

Management Information (Continued)

April 30, 2013

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of OppenheimerFunds Services from October 1999 until June 2000; and President and CEO of OppenheimerFunds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	95	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	95	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	95	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	95	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	95	None

170

Management Information (Continued)

April 30, 2013

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	95	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

171

Management Information (Continued)

April 30, 2013

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments[4].	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[4].	N/A	N/A
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.

172

Management Information (Continued)

April 30, 2013

[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

173

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide. com/mutualfunds

Nationwide, Nationwide Financial, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

©2013 Nationwide Funds Group.

All rights reserved.

SAR-IDX 6/13

Nationwide Mutual Funds

SemiannualReport

April 30, 2013 (Unaudited)

Investor Destinations Funds

Nationwide Investor Destinations Aggressive Fund

Nationwide Investor Destinations Moderately Aggressive Fund

Nationwide Investor Destinations Moderate Fund

Nationwide Investor Destinations Moderately Conservative Fund

Nationwide Investor Destinations Conservative Fund

SemiannualReport

April 30, 2013 (Unaudited)

Contents

1

Message to Shareholders

4

Summary of Market Environment

Investor Destinations Funds

5

Nationwide Investor Destinations Aggressive Fund

19

Nationwide Investor Destinations Moderately Aggressive Fund

33

Nationwide Investor Destinations Moderate Fund

47

Nationwide Investor Destinations Moderately Conservative Fund

61

Nationwide Investor Destinations Conservative Fund

75

Notes to Financial Statements

86

Supplemental Information

89

Management Information

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the
Adviser’s judgment as of the date of this report and are subject to change without notice. Portfolio composition is accurate as of the date of this report and is subject to change at any time.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www. sec.gov. Forms N-Q
and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on
Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding
Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www. sec.gov.

Message to Shareholders

April 30, 2013

Dear Shareholder,

Investing is like marriage. For the relationship to work, you must make an informed commitment and then honor it for better and for worse, through sickness and in health.

Today, most Americans understand that they are responsible for their own retirement and must make a commitment to prepare for the future. Yet, despite this awareness, many people are still struggling with owning their financial futures. While hard at work to support their daily needs, they avoid making long-term plans. Their current obligations and a complex investment climate seem overwhelming, so they choose not to choose. Without a comprehensive long-term financial agenda, the future can be very uncertain.

As a Nationwide Mutual Funds
shareholder, you can be confident that you and your financial advisor have selected a reliable partner to share your journey. We are dedicated to offering a solid diversified fund lineup, as well as innovative solutions, outcome-oriented products and the experience to guide your investments through market cycles.

We know that this is a difficult time for investors.
Healing from the economic downturn that began in 2008 is taking longer than we would like, yet while progress in the economy has been tepid, the stock market has gone on a tear, posting double-digit returns. Reflecting a broad-based view of economic recovery, the S&P 500® Index posted a return of 14.42% during the six-month reporting period.

Still, headlines about the real and perceived potential effects of domestic and international political and economic challenges often cause investor unease, while the facts indicate that moderate progress has been made in several areas. During the past six months, the U.S. economy avoided falling off the fiscal cliff, weathered the effects of the sequester and produced moderately encouraging economic indicators, including modest improvements in unemployment rates and the housing market. Even at a slow pace, the more months with some good economic news and little, or no, bad news, the closer we will be to a sustainable recovery.

As we move forward, keep in mind that periods of volatility and market downturns are a natural part of the economic cycle and should be expected. Long-term results are what matter most. We have more than 80 years of experience managing our customers’ assets through all types of markets.

We appreciate the commitment you have made to Nationwide Mutual Funds. We pride ourselves on keeping our promises and will continue to make your success our first priority.

Thank you.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Important Disclosures

Investors should carefully consider a fund’s (and each of its underlying funds’)
investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Funds, please call 1-800-848-0920 to request a summary prospectus and/or a prospectus, or download a summary prospectus and/or a prospectus at nationwide.com/mutualfunds. Please read it carefully before investing any money.

This report and the
holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the fund’s portfolio. A more recent listing of each fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The Funds’ Adviser or its employees may
have a position in the securities named in this report.

The Nationwide Investor Destinations Funds are designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Nationwide Investor Destinations Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance
that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

Each Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, each Fund’s underlying funds may be subject to specific investment risks such as those associated with: (i) bonds and short-term instruments,
(ii) small companies,

(iii) mid-sized companies, (iv) international securities, (v) real estate investment trusts (REITs), and (vi) initial public offerings (IPOs). Please see the Funds’
prospectus for information about the specific risks of this type of investment.

Day-to-day market activity will likely cause a Fund’s asset
allocations to fluctuate from the stated target. Under ordinary circumstances, the Adviser will periodically rebalance the assets of each Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice. For more information, refer to the Funds’ prospectus.

Performance

PERFORMANCE SHOWN REPRESENTS
PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Service Class shares. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds
Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging

2

Important Disclosures (Continued)

market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary
Fund (IMF).

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues
(including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index comprising fixed-rate, non-investment-grade debt securities that are U.S. dollar-denominated and non-convertible; the maximum exposure to any one issuer is limited to 2%.

Citigroup 3-Month Treasury Bill (T-Bill) Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

MSCI EAFE® Index: An unmanaged, free float-adjusted, market
capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free
float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

S&P 500® Index: An unmanaged, market
capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P/Case-Shiller® Home Price Indexes: A family of unmanaged, value-weighted indexes designed to measure the average change in home prices in particular U.S. geographic markets;
the S&P/Case-Shiller® U.S. National Home Price Index is calculated quarterly as a composite of single-family home price repeat sales indexes for the nine U.S. Census divisions; the S&P/Case-Shiller® 10-City Composite Home Price Index and the S&P/Case-Shiller® 20-City Composite Home Price Index cover 10 and 20 metropolitan statistical areas, respectively, are calculated monthly using a three-month moving average, and are published with a two-month lag.

Sales Charge and Fee Information

•

Nationwide Investor Destinations Aggressive Fund

•

Nationwide Investor Destinations Moderately Aggressive Fund

•

Nationwide Investor Destinations Moderate Fund

•

Nationwide Investor Destinations Moderately Conservative Fund

•

Nationwide Investor Destinations Conservative Fund

Service Class shares have no sales charge and a 0.25% 12b-1 fee. Total returns reflect a contractual expense limitation for direct annual Fund expenses for all classes for certain periods since inception, without which returns would have been lower.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass.
Third-party information has been obtained from and is based on sources NFG deems to be reliable.

NFG comprises Nationwide Fund Advisors,
Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide
Funds.

Distributor

Nationwide
Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is affiliated with Nationwide Fund Advisors.

3

Summary of Market Environment

April 30, 2013

U.S. Stocks Advanced

The U.S. stock market began the six-month reporting period ended April 30, 2013, with a slight gain in November 2012 as investors expressed caution about the U.S. presidential election. President Obama was reelected for a second term, while Democrats retained control in the Senate and Republicans retained control of the House of Representatives. Immediately after the election, attention was once again focused on the fiscal cliff. In December 2012, the expected effects of the fiscal cliff were mostly avoided thanks to the permanent extension of the Bush-era tax cuts for many (but not all) taxpayers and a temporary postponement of the sequester. U.S. stock markets, as measured by the S&P
500® Index, posted a positive return for the month.

With uncertainty about the fiscal cliff and the presidential election resolved, U.S. stock markets, as measured by the S&P 500 Index, returned 10.61% for the first quarter of 2013. The equity markets continued their gains through April 2013, with the S&P 500 Index returning 1.93% for the month. Job growth reports at the beginning of 2013 were strong, but slowed in March, when the economy added just 88,000 new jobs, well below forecasts. The unemployment rate for March dropped to a four-year low of 7.6%, due to a combination of new jobs added and unemployed workers abandoning the job market.

Aside from a weak fourth-quarter 2012 gross domestic product (GDP) figure and the ambivalent employment numbers in early 2013, other economic data from the first quarter of 2013 were more positive. Housing markets proved strong, with housing prices rising 8.1% in January 2013 as reported by the Case-Shiller Index. Mergers-and-acquisitions activity during the first quarter of 2013 included high-profile deals such as Berkshire Hathaway acquiring Heinz as well as a merger between American Airlines and U.S. Airways, suggesting that deal-making activity may be increasing. The S&P 500 Index posted a return of 14.42% during the six-month reporting period.

International Stocks Rallied

International stocks and emerging market stocks posted positive returns during the reporting period. Investors in the international markets remained focused on Europe’s economic struggles, inconclusive Italian elections and a large bailout for the small island nation of Cyprus. Cypriot banks had amassed significant exposure to Greek assets, and when the Greek economy collapsed, Cyprus had to request a bailout from the European Union, the European Central Bank and the International Monetary Fund. For the reporting period, international stocks, as measured by the MSCI EAFE® Index, returned 16.90%, and emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 5.29%.

Riskier Assets Outperformed

Overall during the reporting period, investors continued to regain some of their risk appetite, as evidenced in both the equity and the fixed-income markets. Riskier assets within the fixed-income markets rallied, as many central banks continued to provide accommodative monetary policy.

High-yield credit outperformed investment-grade credit, and emerging market debt outperformed international and U.S. debt during the reporting period. The
Barclays U.S. Aggregate Bond Index returned 0.90% for the reporting period, while the Barclays U.S. Corporate High Yield 2% Issuer Cap Index posted a return of 7.26%. The Barclays Emerging Markets USD Aggregate Bond Index posted a return of 2.57%
for the reporting period.

4

Nationwide Investor Destinations Aggressive Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the semiannual period ended April 30, 2013, the Nationwide Investor Destinations Aggressive Fund (Service
Class) returned 14.87% versus 13.73% for its composite benchmark, 95% S&P 500® Index and 5% Barclays U.S.
Aggregate Bond Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Global Multi-Cap Core Funds (consisting of 156 funds as of April 30, 2013) was 13.42% for the same time period.

Which underlying funds contributed the most to the Fund’s performance?

The most positive returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide International Index Fund (with target allocations of 40% and 30%, respectively), which gained 14.29% and 16.68%, respectively.

All 10 sectors within the S&P 500 Index (the
benchmark for the Nationwide S&P 500 Index Fund) recorded positive returns during the reporting period. The sectors that made the strongest contributions to the Fund were consumer discretionary, health care and financials.

All 10 sectors within the MSCI EAFE® Index (the benchmark for the Nationwide International Index Fund) recorded positive returns during the reporting period. The sectors that made the strongest contributions to the Fund were consumer discretionary, financials and health care.

Which underlying funds detracted the most from the
Fund’s performance?

None of the Fund’s five underlying investments generated a negative return during the reporting period. The underlying investment that contributed the smallest positive return for the Fund during the reporting period was the Nationwide Bond Index Fund (with a target allocation of 5%), which returned 0.66%.

Five of the six sectors within the Barclays U.S. Aggregate Bond Index (the benchmark for the Nationwide Bond Index Fund) recorded negative returns during the reporting period. The sectors that detracted the most from the Fund were industrials, utilities and securitized securities.

Portfolio
Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

5

Fund Performance

Nationwide Investor Destinations Aggressive Fund

Average Annual Total Return

(For periods ended April 30, 2013)

Six Months*

1 Yr.

5 Yr.

10 Yr.

Class A

w/o SC1

15.08%

16.82%

3.61%

8.43%

  w/
SC2

8.44%

10.14%

2.40%

7.79%

Class B

w/o SC1

14.56%

15.92%

2.90%

7.66%

w/SC3

9.56%

10.92%

2.55%

7.66%

Class C

w/o SC1

14.55%

15.99%

2.87%

7.64%

w/SC4

13.55%

14.99%

2.87%

7.64%

  Class
R2[5,6,7]

14.76%

16.37%

3.26%

8.10%

  Institutional
Class[5,8]

15.09%

17.08%

3.92%

8.70%

  Service
Class[5]

14.87%

16.65%

3.52%

8.31%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*
Not annualized.

[1]
These returns do not reflect the effects of SCs.

[2]
A 5.75% front-end sales charge was deducted.

[3]
  A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]
  A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]
Not subject to any SCs.

[6]

These returns until the creation of Class R2 shares (10/01/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R2 shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R2 shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because Class R2 shares invest in the same portfolio of securities as Class B shares.

[7]
Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[8]

These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Expense Ratios

Expense Ratio*

Class A

0.77
%

Class B

1.47
%

Class C

1.47
%

Class R2

1.11
%

Institutional Class

0.47
%

Service Class

0.87
%

*
Current effective prospectus dated March 1, 2013. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2014.
Please see the Fund’s most recent prospectus for details.

6

Fund Performance (Continued)

Performance of
a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Service Class shares of the Nationwide Investor
Destinations Aggressive Fund versus the S&P 500® Index(a), the Barclays U.S. Aggregate Bond Index(b), the
Composite Index(c) and the Consumer Price Index (CPI)(d) over the 10-year period ended 4/30/13. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

(b)
The Barclays U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(c)
  The Composite Index comprises 95% S&P 500® Index and 5% Barclays
U.S. Aggregate Bond Index.

(d)
Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

7

  Shareholder   Expense
Example

Nationwide Investor Destinations Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a
$1,000 investment in the Class at the beginning of the reporting period (November 1, 2012) and continued to hold your shares at the end of the reporting period (April 30, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2012 through April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2012 through April 30, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense
Analysis of a $1,000 Investment

April 30, 2013

Nationwide Investor Destinations Aggressive Fund

Beginning Account Value ($) 11/01/12

Ending Account Value ($) 04/30/13

Expenses Paid During Period ($) 11/01/12 - 04/30/13[a,b]

Expense Ratio During Period (%) 11/01/12 - 04/30/13[a,b]

Class A Shares

Actual

1,000.00

1,150.80

2.61

0.49

Hypothetical
[c]

1,000.00

1,022.36

2.46

0.49

Class B Shares

Actual

1,000.00

1,145.60

6.38

1.20

Hypothetical
[c]

1,000.00

1,018.84

6.01

1.20

Class C Shares

Actual

1,000.00

1,145.50

6.38

1.20

Hypothetical
[c]

1,000.00

1,018.84

6.01

1.20

Class R2 Shares

Actual

1,000.00

1,147.60

4.53

0.85

Hypothetical
[c]

1,000.00

1,020.58

4.26

0.85

Institutional Class Shares

Actual

1,000.00

1,150.90

1.07

0.20

Hypothetical
[c]

1,000.00

1,023.80

1.00

0.20

Service Class Shares

Actual

1,000.00

1,148.70

3.20

0.60

Hypothetical
[c]

1,000.00

1,021.82

3.01

0.60

[a]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying
Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[b]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2012 through April 30, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[c]
Represents the hypothetical 5% return before expenses.

8

  Portfolio Summary
April 30, 2013 (Unaudited)

Nationwide Investor Destinations Aggressive Fund

Asset Allocation †

Equity Funds

95.1
%

Fixed Income Fund

4.9
%

Liabilities in excess of other assets ††

0.0
%

100.0
%

Top Holdings †††

Nationwide S&P 500 Index Fund, Institutional Class

39.8
%

Nationwide International Index Fund, Institutional Class

30.3
%

Nationwide Mid Cap Market Index Fund, Institutional Class

15.0
%

Nationwide Small Cap Index Fund, Institutional Class

10.0
%

Nationwide Bond Index Fund, Institutional Class

4.9
%

100.0
%

†
Percentages indicated are based upon net assets as of April 30, 2013.

††
Amount rounds to less than 0.1%.

†††
Percentages indicated are based upon total investments as of April 30, 2013.

The accompanying notes are an integral part of these financial statements.

9

Statement of Investments

April 30, 2013 (Unaudited)

Nationwide Investor Destinations Aggressive Fund

Mutual Funds 100.0%

Shares

Market Value

Equity Funds 95.1%

Nationwide International Index Fund, Institutional Class (a)

44,148,253

$
348,771,198

Nationwide Mid Cap Market Index Fund, Institutional Class (a)

10,235,752

172,472,424

Nationwide S&P 500 Index Fund, Institutional Class (a)

34,748,115

458,675,115

Nationwide Small Cap Index Fund, Institutional Class (a)

8,525,391

114,922,268

Total Equity Funds (cost $926,255,945)

1,094,841,005

Fixed Income Fund 4.9%

Nationwide Bond Index Fund, Institutional Class (a)

4,831,100

56,620,494

Total Fixed Income Fund (cost $54,922,177)

56,620,494

Total Mutual Funds (cost $981,178,122)

1,151,461,499

Total Investments (cost $981,178,122) (b) — 100.0%

1,151,461,499

Liabilities in excess of other assets — 0.0% †

(533,737
)

NET ASSETS — 100.0%

$
1,150,927,762

(a)
Investment in affiliate.

(b)
See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†
Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

Nationwide Investor Destinations Aggressive Fund

Assets:

Investments in affiliates, at value (cost $981,178,122)

$
1,151,461,499

Receivable for investments sold

1,694,777

Receivable for capital shares issued

298,188

Prepaid expenses

44,599

Total Assets

1,153,499,063

Liabilities:

Payable for capital shares redeemed

1,937,877

Cash overdraft (Note 2)

486

Accrued expenses and other payables:

Investment advisory fees

120,496

Fund administration fees

29,405

Distribution fees

274,778

Administrative servicing fees

151,868

Accounting and transfer agent fees

24,594

Trustee fees

2,243

Custodian fees

5,935

Compliance program costs (Note 3)

647

Professional fees

10,512

Printing fees

10,545

Other

1,915

Total Liabilities

2,571,301

Net Assets

$
1,150,927,762

Represented by:

Capital

$
1,016,219,755

Accumulated distributions in excess of net investment income

(1,562,394
)

Accumulated net realized losses from affiliated investments

(34,012,976
)

Net unrealized appreciation/(depreciation) from investments in affiliates

170,283,377

Net Assets

$
1,150,927,762

Net Assets:

Class A Shares

$
53,569,217

Class B Shares

4,768,038

Class C Shares

64,765,828

Class R2 Shares

105,932,917

Institutional Class Shares

100,975,955

Service Class Shares

820,915,807

Total

$
1,150,927,762

Shares Outstanding (unlimited number of shares authorized):

Class A Shares

5,321,828

Class B Shares

482,123

Class C Shares

6,581,779

Class R2 Shares

10,690,678

Institutional Class Shares

9,937,944

Service Class Shares

81,453,576

Total

114,467,928

11

Statement of Assets and Liabilities
(Continued)

April 30, 2013 (Unaudited)

Nationwide Investor Destinations Aggressive Fund

  Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):

Class A Shares

$
10.07

Class B Shares (a)

$
9.89

Class C Shares (b)

$
9.84

Class R2 Shares

$
9.91

Institutional Class Shares

$
10.16

Service Class Shares

$
10.08

  Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):

Class A Shares

$
10.68

Maximum Sales Charge:

Class A Shares

5.75
%

(a)
For Class B Shares, the redemption price per share varies by the length of time shares are held.

(b)
For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

12

Statement of Operations

For the Six Months Ended April 30, 2013 (Unaudited)

Nationwide Investor Destinations Aggressive Fund

INVESTMENT INCOME:

Dividend income from affiliates

$
15,813,754

Total Income

15,813,754

EXPENSES:

Investment advisory fees

700,560

Fund administration fees

159,230

Distribution fees Class A

64,422

Distribution fees Class B

25,104

Distribution fees Class C

298,082

Distribution fees Class R2

243,304

Distribution fees Service Class

968,252

Administrative servicing fees Class A

9,927

Administrative servicing fees Class R2

75,688

Administrative servicing fees Service Class

607,929

Registration and filing fees

33,984

Professional fees

20,002

Printing fees

14,377

Trustee fees

19,401

Custodian fees

18,691

Accounting and transfer agent fees

82,865

Compliance program costs (Note 3)

2,105

Other

13,879

Total Expenses

3,357,802

NET INVESTMENT INCOME

12,455,952

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:

Net realized gain distributions from underlying affiliated funds

13,977,057

Net realized losses from investment transactions with affiliates

(6,703,652
)

Net realized gains from affiliated investments

7,273,405

Net change in unrealized appreciation/(depreciation) from investments in affiliates

131,555,531

Net realized/unrealized gains from affiliated investments

138,828,936

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS

$
151,284,888

The accompanying notes are an integral part of these financial statements.

13

Statements of Changes in Net Assets

Nationwide Investor Destinations Aggressive Fund

Six Months Ended April 30, 2013 (Unaudited)

Year Ended October 31, 2012

Operations:

Net investment income

$
12,455,952

$
13,488,926

Net realized gains from affiliated and non-affiliated investments

7,273,405

3,368,487

Net change in unrealized appreciation/(depreciation) from investments in affiliates

131,555,531

84,900,154

Change in net assets resulting from operations

151,284,888

101,757,567

Distributions to Shareholders From:

Net investment income:

Class A

(735,151
)

(782,878
)

Class B

(53,261
)

(58,355
)

Class C

(618,282
)

(523,364
)

Class R2

(1,164,200
)

(1,126,053
)

Institutional Class

(1,322,353
)

(1,416,774
)

Service Class

(10,125,099
)

(10,596,686
)

Net realized gains:

Class A

(572,967
)

(102,998
)

Class B

(56,776
)

(15,271
)

Class C

(637,640
)

(121,921
)

Class R2

(1,028,497
)

(184,154
)

Institutional Class

(921,180
)

(145,546
)

Service Class

(8,184,292
)

(1,466,350
)

Change in net assets from shareholder distributions

(25,419,698
)

(16,540,350
)

Change in net assets from capital transactions

(16,240,004
)

(38,589,262
)

Change in net assets

109,625,186

46,627,955

Net Assets:

Beginning of period

1,041,302,576

994,674,621

End of period

$
1,150,927,762

$
1,041,302,576

Accumulated distributions in excess of net investment income at end of period

$
(1,562,394
)

$
–

CAPITAL TRANSACTIONS:

Class A Shares

Proceeds from shares issued

$
8,261,582

$
10,261,493

Dividends reinvested

870,414

580,205

Cost of shares redeemed

(12,678,776
)

(15,175,604
)

Total Class A Shares

(3,546,780
)

(4,333,906
)

Class B Shares

Proceeds from shares issued

119,227

112,217

Dividends reinvested

84,726

51,121

Cost of shares redeemed

(1,554,886
)

(3,090,647
)

Total Class B Shares

(1,350,933
)

(2,927,309
)

Class C Shares

Proceeds from shares issued

5,255,898

6,102,521

Dividends reinvested

545,029

264,082

Cost of shares redeemed

(5,355,169
)

(12,798,033
)

Total Class C Shares

445,758

(6,431,430
)

14

Statements of Changes in Net Assets
(Continued)

Nationwide Investor Destinations Aggressive Fund

Six Months Ended April 30, 2013 (Unaudited)

Year Ended October 31, 2012

CAPITAL TRANSACTIONS: (continued)

Class R2 Shares

Proceeds from shares issued

$
7,269,907

$
10,780,294

Dividends reinvested

2,106,019

1,260,389

Cost of shares redeemed

(6,335,483
)

(16,565,388
)

Total Class R2 Shares

3,040,443

(4,524,705
)

Institutional Class Shares

Proceeds from shares issued

49,906,802

20,738,085

Dividends reinvested

2,243,533

1,562,320

Cost of shares redeemed

(46,753,004
)

(14,117,451
)

Total Institutional Class Shares

5,397,331

8,182,954

Service Class Shares

Proceeds from shares issued

33,551,727

48,881,901

Dividends reinvested

18,309,203

12,062,908

Cost of shares redeemed

(72,086,753
)

(89,499,675
)

Total Service Class Shares

(20,225,823
)

(28,554,866
)

Change in net assets from capital transactions

$
(16,240,004
)

$
(38,589,262
)

SHARE TRANSACTIONS:

Class A Shares

Issued

878,017

1,184,816

Reinvested

95,325

70,182

Redeemed

(1,357,413
)

(1,769,322
)

Total Class A Shares

(384,071
)

(514,324
)

Class B Shares

Issued

12,868

16,824

Reinvested

9,497

6,431

Redeemed

(169,365
)

(365,643
)

Total Class B Shares

(147,000
)

(342,388
)

Class C Shares

Issued

565,074

727,426

Reinvested

61,330

33,173

Redeemed

(579,994
)

(1,526,263
)

Total Class C Shares

46,410

(765,664
)

Class R2 Shares

Issued

778,705

1,270,454

Reinvested

234,759

155,613

Redeemed

(681,304
)

(1,944,412
)

Total Class R2 Shares

332,160

(518,345
)

Institutional Class Shares

Issued

5,005,626

2,378,555

Reinvested

243,118

185,987

Redeemed

(4,687,496
)

(1,624,207
)

Total Institutional Class Shares

561,248

940,335

15

Statements of Changes in Net Assets
(Continued)

Nationwide Investor Destinations Aggressive Fund

Six Months Ended April 30, 2013 (Unaudited)

Year Ended October 31, 2012

SHARE TRANSACTIONS: (continued)

Service Class Shares

Issued

3,498,022

5,704,825

Reinvested

2,004,671

1,458,610

Redeemed

(7,598,493
)

(10,368,289
)

Total Service Class Shares

(2,095,800
)

(3,204,854
)

Total change in shares

(1,687,053
)

(4,405,240
)

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

16

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Aggressive Fund

Operations

Distributions

Ratios/Supplemental Data

Net Asset Value, Beginning of Period

Net Investment Income

Net
Realized and Unrealized Gains (Losses) from Investments

Total from Operations

Net Investment Income

Net Realized Gains

Total Distributions

Net Asset Value, End of Period

Total Return (a)(b)

Net Assets at End of Period

Ratio of Expenses to Average Net Assets (c)

Ratio of Net Investment Income
to Average Net Assets (c)

Ratio of Expenses (Prior to Reimbursements) to Average
Net Assets (c)(d)

Portfolio Turnover (e)

Class A Shares

Six Months Ended April 30, 2013 (f) (Unaudited)

$
8.97

0.12

1.21

1.33

(0.13
)

(0.10
)

(0.23
)

$
10.07

15.08%

$
53,569,217

0.49%

2.55%

0.49%

4.84%

Year Ended October 31, 2012 (f)

$
8.26

0.13

0.73

0.86

(0.13
)

(0.02
)

(0.15
)

$
8.97

10.56%

$
51,210,338

0.50%

1.44%

0.50%

11.55%

Year Ended October 31, 2011 (f)

$
8.13

0.13

0.14

0.27

(0.14
)

–

(0.14
)

$
8.26

3.24%

$
51,388,289

0.48%

1.54%

0.48%

9.70%

Year Ended October 31, 2010 (f)

$
7.30

0.11

1.02

1.13

(0.10
)

(0.20
)

(0.30
)

$
8.13

15.81%

$
49,682,066

0.49%

1.44%

0.49%

8.89%

Year Ended October 31, 2009 (f)

$
7.02

0.13

0.78

0.91

(0.13
)

(0.50
)

(0.63
)

$
7.30

14.98%

$
39,797,434

0.55%

1.99%

0.55%

11.99%

Year Ended October 31, 2008 (f)

$
11.99

0.18

(4.54
)

(4.36
)

(0.23
)

(0.38
)

(0.61
)

$
7.02

(38.07%
)

$
41,992,722

0.48%

1.88%

0.48%

16.79%

Class B Shares

Six Months Ended April 30, 2013 (f) (Unaudited)

$
8.82

0.08

1.18

1.26

(0.09
)

(0.10
)

(0.19
)

$
9.89

14.56%

$
4,768,038

1.20%

1.84%

1.20%

4.84%

Year Ended October 31, 2012 (f)

$
8.11

0.07

0.73

0.80

(0.07
)

(0.02
)

(0.09
)

$
8.82

9.91%

$
5,548,111

1.20%

0.77%

1.20%

11.55%

Year Ended October 31, 2011 (f)

$
7.99

0.08

0.12

0.20

(0.08
)

–

(0.08
)

$
8.11

2.47%

$
7,883,490

1.21%

0.91%

1.21%

9.70%

Year Ended October 31, 2010 (f)

$
7.19

0.06

1.01

1.07

(0.07
)

(0.20
)

(0.27
)

$
7.99

15.10%

$
11,618,585

1.20%

0.75%

1.20%

8.89%

Year Ended October 31, 2009 (f)

$
6.93

0.08

0.77

0.85

(0.09
)

(0.50
)

(0.59
)

$
7.19

14.11%

$
12,280,157

1.22%

1.32%

1.22%

11.99%

Year Ended October 31, 2008 (f)

$
11.84

0.11

(4.48
)

(4.37
)

(0.16
)

(0.38
)

(0.54
)

$
6.93

(38.50%
)

$
12,167,277

1.20%

1.13%

1.21%

16.79%

Class C Shares

Six Months Ended April 30, 2013 (f) (Unaudited)

$
8.78

0.08

1.18

1.26

(0.10
)

(0.10
)

(0.20
)

$
9.84

14.55%

$
64,765,828

1.20%

1.72%

1.20%

4.84%

Year Ended October 31, 2012 (f)

$
8.08

0.07

0.72

0.79

(0.07
)

(0.02
)

(0.09
)

$
8.78

9.90%

$
57,370,350

1.20%

0.76%

1.20%

11.55%

Year Ended October 31, 2011 (f)

$
7.97

0.07

0.12

0.19

(0.08
)

–

(0.08
)

$
8.08

2.36%

$
59,022,254

1.21%

0.86%

1.21%

9.70%

Year Ended October 31, 2010 (f)

$
7.17

0.06

1.01

1.07

(0.07
)

(0.20
)

(0.27
)

$
7.97

15.15%

$
67,454,100

1.20%

0.75%

1.20%

8.89%

Year Ended October 31, 2009 (f)

$
6.91

0.09

0.76

0.85

(0.09
)

(0.50
)

(0.59
)

$
7.17

14.15%

$
70,213,439

1.22%

1.36%

1.22%

11.99%

Year Ended October 31, 2008 (f)

$
11.81

0.11

(4.47
)

(4.36
)

(0.16
)

(0.38
)

(0.54
)

$
6.91

(38.51%
)

$
69,599,437

1.20%

1.13%

1.21%

16.79%

Class R2 Shares (g)

Six Months Ended April 30, 2013 (f) (Unaudited)

$
8.84

0.09

1.19

1.28

(0.11
)

(0.10
)

(0.21
)

$
9.91

14.76%

$
105,932,917

0.85%

2.05%

0.85%

4.84%

Year Ended October 31, 2012 (f)

$
8.14

0.09

0.73

0.82

(0.10
)

(0.02
)

(0.12
)

$
8.84

10.23%

$
91,551,218

0.84%

1.10%

0.84%

11.55%

Year Ended October 31, 2011 (f)

$
8.01

0.10

0.14

0.24

(0.11
)

–

(0.11
)

$
8.14

2.90%

$
88,524,201

0.85%

1.18%

0.85%

9.70%

Year Ended October 31, 2010 (f)

$
7.21

0.08

1.01

1.09

(0.09
)

(0.20
)

(0.29
)

$
8.01

15.41%

$
84,348,618

0.84%

1.07%

0.84%

8.89%

Year Ended October 31, 2009 (f)

$
6.95

0.10

0.77

0.87

(0.11
)

(0.50
)

(0.61
)

$
7.21

14.53%

$
64,237,573

0.87%

1.56%

0.87%

11.99%

Year Ended October 31, 2008 (f)

$
11.88

0.17

(4.52
)

(4.35
)

(0.20
)

(0.38
)

(0.58
)

$
6.95

(38.27%
)

$
36,259,161

0.83%

1.47%

0.83%

16.79%

Institutional Class Shares

Six Months Ended April 30, 2013 (f) (Unaudited)

$
9.06

0.13

1.21

1.34

(0.14
)

(0.10
)

(0.24
)

$
10.16

15.09%

$
100,975,955

0.20%

2.70%

0.20%

4.84%

Year Ended October 31, 2012 (f)

$
8.34

0.15

0.75

0.90

(0.16
)

(0.02
)

(0.18
)

$
9.06

11.05%

$
84,918,686

0.20%

1.74%

0.20%

11.55%

Year Ended October 31, 2011 (f)

$
8.20

0.15

0.15

0.30

(0.16
)

–

(0.16
)

$
8.34

3.49%

$
70,317,290

0.21%

1.78%

0.21%

9.70%

Year Ended October 31, 2010 (f)

$
7.36

0.13

1.04

1.17

(0.13
)

(0.20
)

(0.33
)

$
8.20

16.19%

$
57,247,781

0.20%

1.71%

0.20%

8.89%

Year Ended October 31, 2009 (f)

$
7.08

0.14

0.79

0.93

(0.15
)

(0.50
)

(0.65
)

$
7.36

15.23%

$
42,570,681

0.22%

2.17%

0.22%

11.99%

Year Ended October 31, 2008 (f)

$
12.08

0.21

(4.57
)

(4.36
)

(0.26
)

(0.38
)

(0.64
)

$
7.08

(37.86%
)

$
25,347,433

0.20%

2.09%

0.20%

16.79%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

17

Financial Highlights (Continued)

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Service Class Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$8.99	0.11	1.20	1.31	(0.12)	(0.10)	(0.22)	$10.08	14.87%		$820,915,807	0.60%	2.33%	0.60%	4.84%
Year Ended October 31, 2012 (f)	$8.27	0.12	0.74	0.86	(0.12)	(0.02)	(0.14)	$8.99	10.56%		$750,703,873	0.60%	1.34%	0.60%	11.55%
Year Ended October 31, 2011 (f)	$8.14	0.12	0.13	0.25	(0.12)	–	(0.12)	$8.27	3.09%		$717,539,097	0.61%	1.43%	0.61%	9.70%
Year Ended October 31, 2010 (f)	$7.32	0.10	1.03	1.13	(0.11)	(0.20)	(0.31)	$8.14	15.66%		$719,252,841	0.59%	1.34%	0.59%	8.89%
Year Ended October 31, 2009 (f)	$7.04	0.12	0.79	0.91	(0.13)	(0.50)	(0.63)	$7.32	14.91%		$640,465,271	0.63%	1.87%	0.63%	11.99%
Year Ended October 31, 2008 (f)	$12.01	0.18	(4.55)	(4.37)	(0.22)	(0.38)	(0.60)	$7.04	(38.09%	)	$538,064,255	0.60%	1.74%	0.60%	16.79%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

18

Nationwide Investor Destinations Moderately Aggressive Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the semiannual period ended April 30, 2013, the Nationwide Investor Destinations Moderately Aggressive Fund (Service Class) returned 12.44% versus 11.62% for its composite benchmark, 80% S&P 500® Index, 15% Barclays U.S. Aggregate Bond Index and 5% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 579 funds as of April 30, 2013) was 10.39% for the same time period.

Which underlying funds contributed the most to the Fund’s performance?

The most positive returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide International Index Fund (with target allocations of 35% and 25%, respectively), which gained 14.29% and 16.68%, respectively.

All 10 sectors within the S&P 500 Index (the benchmark for the Nationwide S&P 500 Index Fund) recorded positive returns during the reporting period. The sectors that made the strongest contributions to the Fund were consumer discretionary, health care and financials.

All 10 sectors within the MSCI EAFE® Index (the benchmark for the Nationwide International Index Fund) recorded positive returns during the reporting period. The sectors that made the strongest contributions to the Fund were consumer discretionary, financials and health care.

Which underlying funds detracted the most from the Fund’s performance?

The only one of the Fund’s eight underlying investments that was a negative contributor to the Fund’s performance during the reporting period was the Nationwide Inflation-Protected Securities Fund (with a target allocation of 2%), which registered -0.02%.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

19

Fund Performance	Nationwide Investor Destinations Moderately Aggressive Fund

Average Annual Total Return

(For periods ended April 30, 2013)

		Six Months*	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	12.47%	14.52%	4.01%	7.86%
	w/SC2	5.96%	7.94%	2.78%	7.22%
Class B	wo SC1	12.18%	13.68%	3.26%	7.08%
	w/SC3	7.18%	8.68%	2.91%	7.08%
Class C	w/o SC1	12.13%	13.60%	3.25%	7.08%
	w/SC4	11.13%	12.60%	3.25%	7.08%
Class R2[5,6,7]		12.33%	13.99%	3.61%	7.51%
Institutional Class[5,8]		12.65%	14.84%	4.30%	8.09%
Service Class[5]		12.44%	14.41%	3.89%	7.73%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]

These returns until the creation of Class R2 shares (10/01/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R2 shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R2 shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because Class R2 shares invest in the same portfolio of securities as Class B shares.

[7]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[8]

These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Expense Ratios

Expense Ratio*
Class A	0.76%
Class B	1.46%
Class C	1.46%
Class R2	1.11%
Institutional Class	0.46%
Service Class	0.86%
*	Current effective prospectus dated March 1, 2013. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2014. Please see the Fund's most recent prospectus for details.

20

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Service Class shares of the Nationwide Investor Destinations Moderately Aggressive Fund versus the S&P 500® Index(a), the Barclays U.S. Aggregate Bond Index(b), the Citigroup 3-Month Treasury Bill (T-Bill) Index(c), the Composite Index(d) and the Consumer Price Index (CPI)(e) over the 10-year period ended 4/30/13. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

(b)	The Barclays U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(c)	The Citigroup 3-Month T-Bill Index is an unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

(d)	The Composite Index comprises 80% S&P 500® Index, 15% Barclays U.S. Aggregate Bond Index and 5% Citigroup 3-Month T-Bill Index.

(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

21

Shareholder Expense Example	Nationwide Investor Destinations Moderately Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2012) and continued to hold your shares at the end of the reporting period (April 30, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2012 through April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2012 through April 30, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2013

Nationwide Investor Destinations Moderately Aggressive Fund			Beginning Account Value ($) 11/01/12	Ending Account Value ($) 04/30/13	Expenses Paid During Period ($) 11/01/12 - 04/30/13[a,b]	Expense Ratio During Period (%) 11/01/12 - 04/30/13[a,b]
Class A Shares	Actual		1,000.00	1,124.70	2.63	0.50
	Hypothetical	[c]	1,000.00	1,022.32	2.51	0.50
Class B Shares	Actual		1,000.00	1,121.80	6.26	1.19
	Hypothetical	[c]	1,000.00	1,018.89	5.96	1.19
Class C Shares	Actual		1,000.00	1,121.30	6.26	1.19
	Hypothetical	[c]	1,000.00	1,018.89	5.96	1.19
Class R2 Shares	Actual		1,000.00	1,123.30	4.42	0.84
	Hypothetical	[c]	1,000.00	1,020.63	4.21	0.84
Institutional Class Shares	Actual		1,000.00	1,126.50	1.00	0.19
	Hypothetical	[c]	1,000.00	1,023.85	0.95	0.19
Service Class Shares	Actual		1,000.00	1,124.40	3.11	0.59
	Hypothetical	[c]	1,000.00	1,021.87	2.96	0.59

[a]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[b]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2012 through April 30, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[c]	Represents the hypothetical 5% return before expenses.

22

Portfolio Summary April 30, 2013 (Unaudited)	Nationwide Investor Destinations Moderately Aggressive Fund

Asset Allocation †
Equity Funds	80.5%
Fixed Income Funds	17.2%
Fixed Contract	2.4%
Liabilities in excess of other assets	(0.1)%

100.0%

Top Holdings ††
Nationwide S&P 500 Index Fund, Institutional Class	35.0%
Nationwide International Index Fund, Institutional Class	25.4%
Nationwide Bond Index Fund, Institutional Class	12.8%
Nationwide Mid Cap Market Index Fund, Institutional Class	12.0%
Nationwide Small Cap Index Fund, Institutional Class	8.0%
Nationwide Fixed Contract	2.4%
Nationwide Enhanced Income Fund, Institutional Class	2.4%
Nationwide Inflation-Protected Securities Fund, Institutional Class	2.0%

100.0%

†	Percentages indicated are based upon net assets as of April 30, 2013.

††	Percentages indicated are based upon total investments as of April 30, 2013.

The accompanying notes are an integral part of these financial statements.

23

Statement of Investments

April 30, 2013 (Unaudited)

Nationwide Investor Destinations Moderately Aggressive Fund

Mutual Funds 97.7%

	Shares	Market Value

Equity Funds 80.5%
Nationwide International Index Fund, Institutional Class (a)	61,718,021	$487,572,363
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	13,695,788	230,774,027
Nationwide S&P 500 Index Fund, Institutional Class (a)	50,818,281	670,801,310
Nationwide Small Cap Index Fund, Institutional Class (a)	11,433,034	154,117,294

Total Equity Funds (cost $1,261,030,192)		1,543,264,994

Fixed Income Funds 17.2%
Nationwide Bond Index Fund, Institutional Class (a)	21,012,404	246,265,377
Nationwide Enhanced Income Fund, Institutional Class (a)	5,183,024	46,180,742
Nationwide Inflation-Protected Securities Fund, Institutional Class (a)	3,706,884	37,254,182

Total Fixed Income Funds (cost $323,354,042)		329,700,301

Total Mutual Funds (cost $1,584,384,234)		1,872,965,295

Fixed Contract 2.4%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.50% (a)(b)	$46,370,085	46,370,085

Total Fixed Contract (cost $46,370,085)		46,370,085

Total Investments (cost $1,630,754,319) (c) — 100.1%		1,919,335,380
Liabilities in excess of other assets — (0.1)%		(976,721)

NET ASSETS — 100.0%		$1,918,358,659

(a)	Investment in affiliate.

(b)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem daily upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

24

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

Nationwide Investor Destinations Moderately Aggressive Fund
Assets:
Investments in affiliates, at value (cost $1,630,754,319)	$1,919,335,380
Receivable for investments sold	1,730,056
Receivable for capital shares issued	282,957
Prepaid expenses	47,629

Total Assets	1,921,396,022

Liabilities:
Payable for capital shares redeemed	2,042,511
Cash overdraft (Note 2)	92
Accrued expenses and other payables:
Investment advisory fees	201,013
Fund administration fees	45,519
Distribution fees	464,788
Administrative servicing fees	201,910
Accounting and transfer agent fees	28,126
Trustee fees	3,718
Custodian fees	9,759
Compliance program costs (Note 3)	1,074
Professional fees	13,007
Printing fees	19,819
Other	6,027

Total Liabilities	3,037,363

Net Assets	$1,918,358,659

Represented by:
Capital	$1,675,750,270
Accumulated distributions in excess of net investment income	(1,894,294)
Accumulated net realized losses from affiliated investments	(44,078,378)
Net unrealized appreciation/(depreciation) from investments in affiliates	288,581,061

Net Assets	$1,918,358,659

Net Assets:
Class A Shares	$98,893,899
Class B Shares	6,500,272
Class C Shares	118,498,163
Class R2 Shares	236,325,013
Institutional Class Shares	228,177,062
Service Class Shares	1,229,964,250

Total	$1,918,358,659

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	9,340,196
Class B Shares	625,243
Class C Shares	11,411,437
Class R2 Shares	22,759,654
Institutional Class Shares	21,567,712
Service Class Shares	116,400,464

Total	182,104,706

25

Statement of Assets and Liabilities (Continued)

April 30, 2013 (Unaudited)

Nationwide Investor Destinations Moderately Aggressive Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.59
Class B Shares (a)	$10.40
Class C Shares (b)	$10.38
Class R2 Shares	$10.38
Institutional Class Shares	$10.58
Service Class Shares	$10.57
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.24

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

26

Statement of Operations

For the Six Months Ended April 30, 2013 (Unaudited)

Nationwide Investor Destinations Moderately Aggressive Fund
INVESTMENT INCOME:
Dividend income from affiliates	$24,706,151
Interest income from affiliates	772,605

Total Income	25,478,756

EXPENSES:
Investment advisory fees	1,171,212
Fund administration fees	250,704
Distribution fees Class A	114,836
Distribution fees Class B	36,569
Distribution fees Class C	566,397
Distribution fees Class R2	545,687
Distribution fees Service Class	1,460,935
Administrative servicing fees Class A	29,457
Administrative servicing fees Class R2	163,565
Administrative servicing fees Service Class	875,788
Registration and filing fees	33,699
Professional fees	28,759
Printing fees	20,955
Trustee fees	32,448
Custodian fees	31,130
Accounting and transfer agent fees	125,135
Compliance program costs (Note 3)	3,531
Other	21,602

Total expenses before earnings credit	5,512,409

Earnings credit (Note 5)	(1)

Net Expenses	5,512,408

NET INVESTMENT INCOME	19,966,348

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	20,537,360
Net realized losses from investment transactions with affiliates	(5,440,039)

Net realized gains from affiliated investments	15,097,321

Net change in unrealized appreciation/(depreciation) from investments in affiliates	178,837,886

Net realized/unrealized gains from affiliated investments	193,935,207

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$213,901,555

The accompanying notes are an integral part of these financial statements.

27

Statements of Changes in Net Assets

	Nationwide Investor Destinations Moderately Aggressive Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
Operations:
Net investment income	$19,966,348	$24,933,810
Net realized gains/(losses) from affiliated investments	15,097,321	(3,822,213)
Net change in unrealized appreciation/(depreciation) from investments in affiliates	178,837,886	134,676,397

Change in net assets resulting from operations	213,901,555	155,787,994

Distributions to Shareholders From:
Net investment income:
Class A	(1,170,126)	(1,398,575)
Class B	(73,250)	(100,762)
Class C	(1,096,029)	(1,120,478)
Class R2	(2,466,188)	(2,641,463)
Institutional Class	(2,840,223)	(3,221,621)
Service Class	(14,491,192)	(17,349,471)
Net realized gains:
Class A	(573,158)	(545,880)
Class B	(50,991)	(83,389)
Class C	(730,521)	(784,088)
Class R2	(1,380,636)	(1,300,465)
Institutional Class	(1,227,423)	(1,008,220)
Service Class	(7,389,943)	(7,346,673)

Change in net assets from shareholder distributions	(33,489,680)	(36,901,085)

Change in net assets from capital transactions	(5,748,050)	(52,427,189)

Change in net assets	174,663,825	66,459,720

Net Assets:
Beginning of period	1,743,694,834	1,677,235,114

End of period	$1,918,358,659	$1,743,694,834

Accumulated undistributed (distributions in excess of) net investment income at end of period	$(1,894,294)	$276,366

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$12,076,899	$23,556,125
Dividends reinvested	1,179,033	1,299,470
Cost of shares redeemed	(12,994,852)	(25,535,129)

Total Class A Shares	261,080	(679,534)

Class B Shares
Proceeds from shares issued	150,308	172,824
Dividends reinvested	102,640	143,752
Cost of shares redeemed	(2,829,810)	(6,375,870)

Total Class B Shares	(2,576,862)	(6,059,294)

Class C Shares
Proceeds from shares issued	6,227,734	9,281,354
Dividends reinvested	722,919	696,299
Cost of shares redeemed	(11,014,705)	(25,704,782)

Total Class C Shares	(4,064,052)	(15,727,129)

28

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderately Aggressive Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$12,544,740	$20,623,390
Dividends reinvested	3,774,371	3,861,189
Cost of shares redeemed	(10,037,141)	(22,885,860)

Total Class R2 Shares	6,281,970	1,598,719

Institutional Class Shares
Proceeds from shares issued	115,384,589	41,081,627
Dividends reinvested	4,067,646	4,229,841
Cost of shares redeemed	(98,599,464)	(21,995,140)

Total Institutional Class Shares	20,852,771	23,316,328

Service Class Shares
Proceeds from shares issued	47,909,769	67,827,864
Dividends reinvested	21,881,135	24,696,144
Cost of shares redeemed	(96,293,861)	(147,400,287)

Total Service Class Shares	(26,502,957)	(54,876,279)

Change in net assets from capital transactions	$(5,748,050)	$(52,427,189)

SHARE TRANSACTIONS:
Class A Shares
Issued	1,209,047	2,547,115
Reinvested	120,748	145,952
Redeemed	(1,307,383)	(2,808,067)

Total Class A Shares	22,412	(115,000)

Class B Shares
Issued	15,312	27,486
Reinvested	10,762	16,722
Redeemed	(288,619)	(704,597)

Total Class B Shares	(262,545)	(660,389)

Class C Shares
Issued	635,150	1,031,319
Reinvested	75,803	80,586
Redeemed	(1,121,001)	(2,838,707)

Total Class C Shares	(410,048)	(1,726,802)

Class R2 Shares
Issued	1,270,646	2,269,412
Reinvested	395,029	443,781
Redeemed	(1,030,916)	(2,531,867)

Total Class R2 Shares	634,759	181,326

Institutional Class Shares
Issued	11,120,657	4,435,053
Reinvested	416,117	473,144
Redeemed	(9,449,443)	(2,373,128)

Total Institutional Class Shares	2,087,331	2,535,069

29

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderately Aggressive Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
SHARE TRANSACTIONS: (continued)
Service Class Shares
Issued	4,722,631	7,369,462
Reinvested	2,246,818	2,784,387
Redeemed	(9,571,248)	(15,977,535)

Total Service Class Shares	(2,601,799)	(5,823,686)

Total change in shares	(529,890)	(5,609,482)

The accompanying notes are an integral part of these financial statements.

30

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderately Aggressive Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$9.60	0.11	1.07	1.18	(0.13)	(0.06)	(0.19)	$10.59	12.47%		$98,893,899	0.50%	2.31%	0.50%	7.16%
Year Ended October 31, 2012 (f)	$8.95	0.15	0.71	0.86	(0.15)	(0.06)	(0.21)	$9.60	9.82%		$89,406,859	0.49%	1.59%	0.49%	13.11%
Year Ended October 31, 2011 (f)	$8.80	0.16	0.15	0.31	(0.16)	–	(0.16)	$8.95	3.49%		$84,467,234	0.47%	1.72%	0.47%	13.88%
Year Ended October 31, 2010 (f)	$7.99	0.14	0.97	1.11	(0.14)	(0.16)	(0.30)	$8.80	14.19%		$79,563,235	0.48%	1.72%	0.48%	8.57%
Year Ended October 31, 2009 (f)	$7.69	0.16	0.86	1.02	(0.16)	(0.56)	(0.72)	$7.99	15.29%		$76,075,551	0.51%	2.24%	0.51%	15.94%
Year Ended October 31, 2008	$12.03	0.23	(4.03)	(3.80)	(0.26)	(0.28)	(0.54)	$7.69	(32.83%	)	$66,098,117	0.46%	2.21%	0.46%	23.68%

Class B Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$9.42	0.09	1.04	1.13	(0.09)	(0.06)	(0.15)	$10.40	12.18%		$6,500,272	1.19%	1.76%	1.19%	7.16%
Year Ended October 31, 2012 (f)	$8.79	0.08	0.69	0.77	(0.08)	(0.06)	(0.14)	$9.42	8.89%		$8,364,641	1.20%	0.92%	1.20%	13.11%
Year Ended October 31, 2011 (f)	$8.64	0.10	0.14	0.24	(0.09)	–	(0.09)	$8.79	2.79%		$13,606,502	1.20%	1.09%	1.20%	13.88%
Year Ended October 31, 2010 (f)	$7.86	0.08	0.95	1.03	(0.09)	(0.16)	(0.25)	$8.64	13.29%		$21,474,892	1.19%	1.03%	1.19%	8.57%
Year Ended October 31, 2009 (f)	$7.57	0.11	0.85	0.96	(0.11)	(0.56)	(0.67)	$7.86	14.57%		$24,958,525	1.21%	1.55%	1.21%	15.94%
Year Ended October 31, 2008	$11.86	0.15	(3.98)	(3.83)	(0.18)	(0.28)	(0.46)	$7.57	(33.38%	)	$26,143,633	1.20%	1.47%	1.20%	23.68%

Class C Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$9.41	0.08	1.04	1.12	(0.09)	(0.06)	(0.15)	$10.38	12.13%		$118,498,163	1.19%	1.65%	1.19%	7.16%
Year Ended October 31, 2012 (f)	$8.79	0.08	0.69	0.77	(0.09)	(0.06)	(0.15)	$9.41	8.87%		$111,289,595	1.19%	0.89%	1.19%	13.11%
Year Ended October 31, 2011 (f)	$8.64	0.09	0.15	0.24	(0.09)	–	(0.09)	$8.79	2.81%		$119,068,548	1.20%	1.03%	1.20%	13.88%
Year Ended October 31, 2010 (f)	$7.86	0.08	0.95	1.03	(0.09)	(0.16)	(0.25)	$8.64	13.31%		$131,008,292	1.19%	1.02%	1.19%	8.57%
Year Ended October 31, 2009 (f)	$7.57	0.11	0.85	0.96	(0.11)	(0.56)	(0.67)	$7.86	14.58%		$131,214,546	1.21%	1.55%	1.21%	15.94%
Year Ended October 31, 2008	$11.86	0.15	(3.98)	(3.83)	(0.18)	(0.28)	(0.46)	$7.57	(33.38%	)	$132,062,033	1.20%	1.47%	1.20%	23.68%

Class R2 Shares (g)
Six Months Ended April 30, 2013 (f) (Unaudited)	$9.41	0.10	1.04	1.14	(0.11)	(0.06)	(0.17)	$10.38	12.33%		$236,325,013	0.84%	1.97%	0.84%	7.16%
Year Ended October 31, 2012 (f)	$8.79	0.11	0.69	0.80	(0.12)	(0.06)	(0.18)	$9.41	9.27%		$208,283,759	0.84%	1.23%	0.84%	13.11%
Year Ended October 31, 2011 (f)	$8.64	0.12	0.16	0.28	(0.13)	–	(0.13)	$8.79	3.18%		$192,888,041	0.84%	1.34%	0.84%	13.88%
Year Ended October 31, 2010 (f)	$7.86	0.11	0.94	1.05	(0.11)	(0.16)	(0.27)	$8.64	13.65%		$176,660,604	0.83%	1.34%	0.83%	8.57%
Year Ended October 31, 2009 (f)	$7.58	0.13	0.85	0.98	(0.14)	(0.56)	(0.70)	$7.86	14.89%		$134,283,065	0.87%	1.81%	0.87%	15.94%
Year Ended October 31, 2008	$11.87	0.21	(3.99)	(3.78)	(0.23)	(0.28)	(0.51)	$7.58	(33.06%	)	$82,732,049	0.84%	1.81%	0.84%	23.68%

Institutional Class Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$9.59	0.13	1.06	1.19	(0.14)	(0.06)	(0.20)	$10.58	12.65%		$228,177,062	0.19%	2.59%	0.19%	7.16%
Year Ended October 31, 2012 (f)	$8.95	0.17	0.71	0.88	(0.18)	(0.06)	(0.24)	$9.59	10.03%		$186,769,240	0.19%	1.86%	0.19%	13.11%
Year Ended October 31, 2011 (f)	$8.79	0.18	0.16	0.34	(0.18)	–	(0.18)	$8.95	3.89%		$151,618,037	0.20%	1.99%	0.20%	13.88%
Year Ended October 31, 2010 (f)	$7.99	0.16	0.97	1.13	(0.17)	(0.16)	(0.33)	$8.79	14.39%		$130,223,401	0.19%	1.97%	0.19%	8.57%
Year Ended October 31, 2009 (f)	$7.69	0.17	0.87	1.04	(0.18)	(0.56)	(0.74)	$7.99	15.63%		$85,728,623	0.21%	2.42%	0.21%	15.94%
Year Ended October 31, 2008	$12.03	0.26	(4.03)	(3.77)	(0.29)	(0.28)	(0.57)	$7.69	(32.65%	)	$53,214,335	0.20%	2.44%	0.20%	23.68%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

31

Financial Highlights (Continued)

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Service Class Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$9.58	0.11	1.06	1.17	(0.12)	(0.06)	(0.18)	$10.57	12.44%		$1,229,964,250	0.59%	2.25%	0.59%	7.16%
Year Ended October 31, 2012 (f)	$8.94	0.14	0.70	0.84	(0.14)	(0.06)	(0.20)	$9.58	9.60%		$1,139,580,740	0.59%	1.49%	0.59%	13.11%
Year Ended October 31, 2011 (f)	$8.78	0.15	0.16	0.31	(0.15)	–	(0.15)	$8.94	3.47%		$1,115,586,752	0.60%	1.61%	0.60%	13.88%
Year Ended October 31, 2010 (f)	$7.98	0.13	0.96	1.09	(0.13)	(0.16)	(0.29)	$8.78	13.96%		$1,119,852,454	0.58%	1.61%	0.58%	8.57%
Year Ended October 31, 2009 (f)	$7.68	0.15	0.87	1.02	(0.16)	(0.56)	(0.72)	$7.98	15.22%		$1,012,147,730	0.63%	2.10%	0.63%	15.94%
Year Ended October 31, 2008	$12.02	0.21	(4.03)	(3.82)	(0.24)	(0.28)	(0.52)	$7.68	(32.96%	)	$867,115,201	0.60%	2.07%	0.60%	23.68%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

32

Nationwide Investor Destinations Moderate Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the semiannual period ended April 30, 2013, the Nationwide Investor Destinations Moderate Fund (Service Class) returned 9.21% versus 8.80% for its composite benchmark, 60% S&P 500® Index, 25% Barclays U.S. Aggregate Bond Index and 15% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 517 funds as of April 30, 2013) was 8.69% for the same time period.

Which underlying funds contributed the most to the Fund’s performance?

The most positive returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide International Index Fund (with target allocations of 29% and 16%, respectively), which gained 14.29% and 16.68%, respectively.

All 10 sectors within the S&P 500 Index (the benchmark for the Nationwide S&P 500 Index Fund) recorded positive returns during the reporting period. The sectors that made the strongest contributions to the Fund were consumer discretionary, health care and financials.

All 10 sectors within the MSCI EAFE® Index (the benchmark for the Nationwide International Index Fund) recorded positive returns during the reporting period. The sectors that made the strongest contributions to the Fund were consumer discretionary, financials and health care.

Which underlying funds detracted the most from the Fund’s performance?

The only one of the Fund’s nine underlying investments that was a negative contributor to the Fund’s performance during the reporting period was the Nationwide Inflation-Protected Securities Fund (with a target allocation of 4%), which registered -0.02%.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

33

Fund Performance	Nationwide Investor Destinations Moderate Fund

Average Annual Total Return

(For periods ended April 30, 2013)

		Six Months*	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	9.33%	11.29%	4.33%	6.81%
	w/SC2	3.00%	4.93%	3.10%	6.19%
Class B	w/o SC1	8.96%	10.41%	3.59%	6.05%
	w/SC3	3.96%	5.41%	3.24%	6.05%
Class C	w/o SC1	8.99%	10.53%	3.60%	6.04%
	w/SC4	7.99%	9.53%	3.60%	6.04%
Class R2[5,6,7]		9.12%	10.89%	3.95%	6.46%
Institutional Class[5,8]		9.53%	11.64%	4.63%	7.05%
Service Class[5]		9.21%	11.18%	4.21%	6.68%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]

These returns until the creation of Class R2 shares (10/01/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R2 shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R2 shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because Class R2 shares invest in the same portfolio of securities as Class B shares.

[7]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[8]

These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Expense Ratios

Expense Ratio*
Class A	0.75%
Class B	1.46%
Class C	1.46%
Class R2	1.11%
Institutional Class	0.46%
Service Class	0.86%
*	Current effective prospectus dated March 1, 2013. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2014. Please see the Fund’s most recent prospectus for details.

34

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Service Class shares of the Nationwide Investor Destinations Moderate Fund versus the S&P 500® Index(a), the Barclays U.S. Aggregate Bond Index(b), the Citigroup 3-Month Treasury Bill (T-Bill) Index(c), the Composite Index(d), and the Consumer Price Index (CPI)(e) over the 10-year period ended 4/30/13. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

(b)	The Barclays U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(c)	The Citigroup 3-Month T-Bill Index is an unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

(d)	The Composite Index comprises 60% S&P 500® Index, 25% Barclays U.S. Aggregate Bond Index and 15% Citigroup 3-Month T-Bill Index.

(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

35

Shareholder Expense Example	Nationwide Investor Destinations Moderate Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2012) and continued to hold your shares at the end of the reporting period (April 30, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2012 through April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2012 through April 30, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2013

Nationwide Investor Destinations Moderate Fund			Beginning Account Value ($) 11/01/12	Ending Account Value ($) 04/30/13	Expenses Paid During Period ($) 11/01/12 - 04/30/13[a,b]	Expense Ratio During Period (%) 11/01/12 - 04/30/13[a,b]
Class A Shares	Actual		1,000.00	1,093.30	2.70	0.52
	Hypothetical	[c]	1,000.00	1,022.22	2.61	0.52
Class B Shares	Actual		1,000.00	1,089.60	6.22	1.20
	Hypothetical	[c]	1,000.00	1,018.84	6.01	1.20
Class C Shares	Actual		1,000.00	1,089.90	6.22	1.20
	Hypothetical	[c]	1,000.00	1,018.84	6.01	1.20
Class R2 Shares	Actual		1,000.00	1,091.20	4.41	0.85
	Hypothetical	[c]	1,000.00	1,020.58	4.26	0.85
Institutional Class Shares	Actual		1,000.00	1,095.30	1.04	0.20
	Hypothetical	[c]	1,000.00	1,023.80	1.00	0.20
Service Class Shares	Actual		1,000.00	1,092.10	3.11	0.60
	Hypothetical	[c]	1,000.00	1,021.82	3.01	0.60

[a]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[b]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2012 through April 30, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[c]	Represents the hypothetical 5% return before expenses.

36

Portfolio Summary April 30, 2013 (Unaudited)	Nationwide Investor Destinations Moderate Fund

Asset Allocation †
Equity Funds	60.5%
Fixed Income Funds	29.7%
Fixed Contract	7.9%
Money Market Fund	1.9%
Liabilities in excess of other assets ††	0.0%

100.0%

Top Holdings †††
Nationwide S&P 500 Index Fund, Institutional Class	29.1%
Nationwide Bond Index Fund, Institutional Class	19.9%
Nationwide International Index Fund, Institutional Class	16.2%
Nationwide Mid Cap Market Index Fund, Institutional Class	10.1%
Nationwide Fixed Contract	7.9%
Nationwide Enhanced Income Fund, Institutional Class	5.9%
Nationwide Small Cap Index Fund, Institutional Class	5.1%
Nationwide Inflation-Protected Securities Fund, Institutional Class	3.9%
Nationwide Money Market Fund, Institutional Class	1.9%

100.0%

†	Percentages indicated are based upon net assets as of April 30, 2013.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of April 30, 2013.

The accompanying notes are an integral part of these financial statements.

37

Statement of Investments

April 30, 2013 (Unaudited)

Nationwide Investor Destinations Moderate Fund

Mutual Funds 92.1%

	Shares	Market Value

Equity Funds 60.5%
Nationwide International Index Fund, Institutional Class (a)	34,890,269	$275,633,125
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	10,246,171	172,647,975
Nationwide S&P 500 Index Fund, Institutional Class (a)	37,666,614	497,199,310
Nationwide Small Cap Index Fund, Institutional Class (a)	6,413,703	86,456,720

Total Equity Funds (cost $790,303,859)		1,031,937,130

Fixed Income Funds 29.7%
Nationwide Bond Index Fund, Institutional Class (a)	28,905,491	338,772,355
Nationwide Enhanced Income Fund, Institutional Class (a)	11,247,630	100,216,382
Nationwide Inflation-Protected Securities Fund, Institutional Class (a)	6,639,495	66,726,926

Total Fixed Income Funds (cost $496,229,327)		505,715,663

Money Market Fund 1.9%
Nationwide Money Market Fund, Institutional Class, 0.00% *(a)(b)	33,012,576	33,012,576

Total Money Market Fund (cost $33,012,576)		33,012,576

Total Mutual Funds (cost $1,319,545,762)		1,570,665,369

Fixed Contract 7.9%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.50% (a)(c)	$134,471,967	134,471,967

Total Fixed Contract (cost $134,471,967)		134,471,967

Total Investments (cost $1,454,017,729) (d) — 100.0%		1,705,137,336
Liabilities in excess of other assets — 0.0% †		(645,690)

NET ASSETS — 100.0%		$1,704,491,646

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of April 30, 2013.

(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem daily upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

38

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

Nationwide Investor Destinations Moderate Fund
Assets:
Investments in affiliates, at value (cost $1,454,017,729)	$1,705,137,336
Receivable for investments sold	5,519,843
Receivable for capital shares issued	634,216
Prepaid expenses	52,326

Total Assets	1,711,343,721

Liabilities:
Payable for capital shares redeemed	5,952,298
Cash overdraft (Note 2)	441
Accrued expenses and other payables:
Investment advisory fees	179,878
Fund administration fees	40,516
Distribution fees	419,852
Administrative servicing fees	182,901
Accounting and transfer agent fees	28,881
Trustee fees	3,343
Custodian fees	8,643
Compliance program costs (Note 3)	972
Professional fees	12,556
Printing fees	17,034
Other	4,760

Total Liabilities	6,852,075

Net Assets	$1,704,491,646

Represented by:
Capital	$1,484,550,226
Accumulated distributions in excess of net investment income	(944,460)
Accumulated net realized losses from affiliated investments	(30,233,727)
Net unrealized appreciation/(depreciation) from investments in affiliates	251,119,607

Net Assets	$1,704,491,646

Net Assets:
Class A Shares	$130,718,996
Class B Shares	3,460,879
Class C Shares	133,920,050
Class R2 Shares	201,740,807
Institutional Class Shares	250,467,537
Service Class Shares	984,183,377

Total	$1,704,491,646

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	12,235,376
Class B Shares	326,101
Class C Shares	12,721,670
Class R2 Shares	19,262,675
Institutional Class Shares	23,519,855
Service Class Shares	92,467,399

Total	160,533,076

39

Statement of Assets and Liabilities (Continued)

April 30, 2013 (Unaudited)

Nationwide Investor Destinations Moderate Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.68
Class B Shares (a)	$10.61
Class C Shares (b)	$10.53
Class R2 Shares	$10.47
Institutional Class Shares	$10.65
Service Class Shares	$10.64
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.33

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

40

Statement of Operations

For the Six Months Ended April 30, 2013 (Unaudited)

Nationwide Investor Destinations Moderate Fund
INVESTMENT INCOME:
Dividend income from affiliates	$18,917,856
Interest income from affiliates	2,234,528
Interest income from non-affiliates	29

Total Income	21,152,413

EXPENSES:
Investment advisory fees	1,053,204
Fund administration fees	226,438
Distribution fees Class A	152,737
Distribution fees Class B	21,244
Distribution fees Class C	630,692
Distribution fees Class R2	479,656
Distribution fees Service Class	1,180,492
Administrative servicing fees Class A	42,499
Administrative servicing fees Class R2	143,770
Administrative servicing fees Service Class	707,666
Registration and filing fees	34,300
Professional fees	26,714
Printing fees	18,951
Trustee fees	29,174
Custodian fees	27,908
Accounting and transfer agent fees	147,149
Compliance program costs (Note 3)	3,161
Other	19,815

Total expenses before earnings credit	4,945,570

Earnings credit (Note 5)	(1)

Net Expenses	4,945,569

NET INVESTMENT INCOME	16,206,844

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	15,772,270
Net realized gains from investment transactions with affiliates	3,192,116

Net realized gains from affiliated investments	18,964,386

Net change in unrealized appreciation/(depreciation) from investments in affiliates	110,212,963

Net realized/unrealized gains from affiliated investments	129,177,349

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$145,384,193

The accompanying notes are an integral part of these financial statements.

41

Statements of Changes in Net Assets

	Nationwide Investor Destinations Moderate Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
Operations:
Net investment income	$16,206,844	$23,634,567
Net realized gains/(losses) from affiliated investments	18,964,386	(4,377,680)
Net change in unrealized appreciation/(depreciation) from investments in affiliates	110,212,963	102,198,147

Change in net assets resulting from operations	145,384,193	121,455,034

Distributions to Shareholders From:
Net investment income:
Class A	(1,433,863)	(2,468,336)
Class B	(36,225)	(68,287)
Class C	(1,068,631)	(1,300,682)
Class R2	(1,976,415)	(2,407,902)
Institutional Class	(3,056,762)	(3,836,839)
Service Class	(10,720,131)	(14,082,991)
Net realized gains:
Class A	(544,335)	(597,076)
Class B	(21,215)	(55,475)
Class C	(570,539)	(747,797)
Class R2	(874,892)	(1,023,412)
Institutional Class	(1,020,096)	(1,039,621)
Service Class	(4,259,363)	(5,188,856)

Change in net assets from shareholder distributions	(25,582,467)	(32,817,274)

Change in net assets from capital transactions	6,815,697	(6,434,726)

Change in net assets	126,617,423	82,203,034

Net Assets:
Beginning of period	1,577,874,223	1,495,671,189

End of period	$1,704,491,646	$1,577,874,223

Accumulated undistributed (distributions in excess of) net investment income at end of period	$(944,460)	$1,140,723

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$22,408,389	$28,088,966
Dividends reinvested	1,193,369	1,816,932
Cost of shares redeemed	(16,242,131)	(28,672,014)

Total Class A Shares	7,359,627	1,233,884

Class B Shares
Proceeds from shares issued	68,756	100,465
Dividends reinvested	40,764	75,666
Cost of shares redeemed	(2,178,373)	(6,294,510)

Total Class B Shares	(2,068,853)	(6,118,379)

Class C Shares
Proceeds from shares issued	12,629,890	14,230,844
Dividends reinvested	697,839	791,332
Cost of shares redeemed	(13,075,015)	(27,267,175)

Total Class C Shares	252,714	(12,244,999)

42

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderate Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$13,118,232	$23,609,186
Dividends reinvested	2,762,638	3,313,570
Cost of shares redeemed	(14,983,076)	(24,723,372)

Total Class R2 Shares	897,794	2,199,384

Institutional Class Shares
Proceeds from shares issued	136,881,103	50,721,635
Dividends reinvested	4,076,858	4,876,460
Cost of shares redeemed	(127,536,182)	(24,422,694)

Total Institutional Class Shares	13,421,779	31,175,401

Service Class Shares
Proceeds from shares issued	50,489,510	73,233,283
Dividends reinvested	14,979,494	19,271,847
Cost of shares redeemed	(78,516,368)	(115,185,147)

Total Service Class Shares	(13,047,364)	(22,680,017)

Change in net assets from capital transactions	$6,815,697	$(6,434,726)

SHARE TRANSACTIONS:
Class A Shares
Issued	2,193,373	2,896,933
Reinvested	118,637	191,889
Redeemed	(1,582,685)	(2,978,653)

Total Class A Shares	729,325	110,169

Class B Shares
Issued	6,738	14,936
Reinvested	4,100	8,256
Redeemed	(214,871)	(661,466)

Total Class B Shares	(204,033)	(638,274)

Class C Shares
Issued	1,249,261	1,504,463
Reinvested	70,636	86,170
Redeemed	(1,300,243)	(2,872,343)

Total Class C Shares	19,654	(1,281,710)

Class R2 Shares
Issued	1,306,596	2,501,191
Reinvested	280,473	361,008
Redeemed	(1,494,421)	(2,611,965)

Total Class R2 Shares	92,648	250,234

Institutional Class Shares
Issued	13,005,936	5,272,049
Reinvested	406,273	518,479
Redeemed	(12,086,305)	(2,523,190)

Total Institutional Class Shares	1,325,904	3,267,338

43

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderate Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
SHARE TRANSACTIONS: (continued)
Service Class Shares
Issued	4,914,218	7,616,789
Reinvested	1,495,948	2,061,796
Redeemed	(7,655,128)	(12,009,859)

Total Service Class Shares	(1,244,962)	(2,331,274)

Total change in shares	718,536	(623,517)

The accompanying notes are an integral part of these financial statements.

44

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderate Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$9.93	0.11	0.81	0.92	(0.12)	(0.05)	(0.17)	$10.68	9.33%		$130,718,996	0.52%	2.09%	0.52%	10.04%
Year Ended October 31, 2012 (f)	$9.43	0.16	0.61	0.77	(0.22)	(0.05)	(0.27)	$9.93	8.38%		$114,304,018	0.49%	1.66%	0.49%	16.02%
Year Ended October 31, 2011 (f)	$9.23	0.17	0.20	0.37	(0.17)	–	(0.17)	$9.43	4.06%		$107,508,362	0.48%	1.82%	0.48%	14.28%
Year Ended October 31, 2010 (f)	$8.37	0.17	0.82	0.99	(0.10)	(0.03)	(0.13)	$9.23	11.86%		$96,798,604	0.47%	1.89%	0.47%	9.42%
Year Ended October 31, 2009 (f)	$8.29	0.18	0.80	0.98	(0.19)	(0.71)	(0.90)	$8.37	13.54%		$73,380,653	0.50%	2.38%	0.50%	20.17%
Year Ended October 31, 2008	$11.65	0.27	(3.04)	(2.77)	(0.31)	(0.28)	(0.59)	$8.29	(24.88)%		$64,773,015	0.46%	2.56%	0.46%	21.57%

Class B Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$9.86	0.08	0.80	0.88	(0.08)	(0.05)	(0.13)	$10.61	8.96%		$3,460,879	1.20%	1.51%	1.20%	10.04%
Year Ended October 31, 2012 (f)	$9.30	0.09	0.60	0.69	(0.08)	(0.05)	(0.13)	$9.86	7.56%		$5,228,875	1.20%	1.00%	1.20%	16.02%
Year Ended October 31, 2011 (f)	$9.09	0.11	0.20	0.31	(0.10)	–	(0.10)	$9.30	3.41%		$10,862,496	1.21%	1.20%	1.21%	14.28%
Year Ended October 31, 2010 (f)	$8.31	0.11	0.81	0.92	(0.11)	(0.03)	(0.14)	$9.09	11.14%		$17,847,479	1.20%	1.24%	1.20%	9.42%
Year Ended October 31, 2009 (f)	$8.24	0.13	0.78	0.91	(0.13)	(0.71)	(0.84)	$8.31	12.66%		$22,546,617	1.21%	1.69%	1.21%	20.17%
Year Ended October 31, 2008	$11.55	0.19	(3.01)	(2.82)	(0.21)	(0.28)	(0.49)	$8.24	(25.37%	)	$24,758,716	1.21%	1.82%	1.21%	21.57%

Class C Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$9.79	0.07	0.81	0.88	(0.09)	(0.05)	(0.14)	$10.53	8.99%		$133,920,050	1.20%	1.42%	1.20%	10.04%
Year Ended October 31, 2012 (f)	$9.25	0.09	0.60	0.69	(0.10)	(0.05)	(0.15)	$9.79	7.58%		$124,362,072	1.20%	0.97%	1.20%	16.02%
Year Ended October 31, 2011 (f)	$9.05	0.11	0.20	0.31	(0.11)	–	(0.11)	$9.25	3.37%		$129,312,497	1.21%	1.13%	1.21%	14.28%
Year Ended October 31, 2010 (f)	$8.28	0.10	0.81	0.91	(0.11)	(0.03)	(0.14)	$9.05	11.09%		$142,313,710	1.20%	1.21%	1.20%	9.42%
Year Ended October 31, 2009 (f)	$8.21	0.13	0.78	0.91	(0.13)	(0.71)	(0.84)	$8.28	12.72%		$139,055,974	1.21%	1.68%	1.21%	20.17%
Year Ended October 31, 2008	$11.52	0.19	(3.01)	(2.82)	(0.21)	(0.28)	(0.49)	$8.21	(25.44%	)	$136,846,923	1.21%	1.82%	1.21%	21.57%

Class R2 Shares (g)
Six Months Ended April 30, 2013 (f) (Unaudited)	$9.74	0.09	0.79	0.88	(0.10)	(0.05)	(0.15)	$10.47	9.12%		$201,740,807	0.85%	1.76%	0.85%	10.04%
Year Ended October 31, 2012 (f)	$9.20	0.12	0.60	0.72	(0.13)	(0.05)	(0.18)	$9.74	7.96%		$186,740,830	0.85%	1.31%	0.85%	16.02%
Year Ended October 31, 2011(f)	$9.01	0.14	0.19	0.33	(0.14)	–	(0.14)	$9.20	3.67%		$174,027,334	0.85%	1.46%	0.85%	14.28%
Year Ended October 31, 2010 (f)	$8.24	0.13	0.81	0.94	(0.14)	(0.03)	(0.17)	$9.01	11.56%		$158,746,294	0.83%	1.54%	0.83%	9.42%
Year Ended October 31, 2009 (f)	$8.21	0.15	0.78	0.93	(0.19)	(0.71)	(0.90)	$8.24	13.11%		$123,534,769	0.87%	1.94%	0.87%	20.17%
Year Ended October 31, 2008	$11.55	0.24	(3.03)	(2.79)	(0.27)	(0.28)	(0.55)	$8.21	(25.18%	)	$74,954,889	0.84%	2.16%	0.84%	21.57%

Institutional Class Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$9.90	0.12	0.82	0.94	(0.14)	(0.05)	(0.19)	$10.65	9.53%		$250,467,537	0.20%	2.40%	0.20%	10.04%
Year Ended October 31, 2012 (f)	$9.35	0.19	0.60	0.79	(0.19)	(0.05)	(0.24)	$9.90	8.64%		$219,767,806	0.20%	1.95%	0.20%	16.02%
Year Ended October 31, 2011 (f)	$9.15	0.19	0.21	0.40	(0.20)	–	(0.20)	$9.35	4.38%		$176,900,980	0.21%	2.06%	0.21%	14.28%
Year Ended October 31, 2010 (f)	$8.37	0.19	0.82	1.01	(0.20)	(0.03)	(0.23)	$9.15	12.19%		$131,966,219	0.20%	2.18%	0.20%	9.42%
Year Ended October 31, 2009 (f)	$8.29	0.20	0.80	1.00	(0.21)	(0.71)	(0.92)	$8.37	13.87%		$90,723,665	0.21%	2.61%	0.21%	20.17%
Year Ended October 31, 2008	$11.65	0.30	(3.04)	(2.74)	(0.34)	(0.28)	(0.62)	$8.29	(24.64%	)	$65,760,859	0.20%	2.81%	0.21%	21.57%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

45

Financial Highlights (Continued)

Selected data for each share of capital outstanding throughout the periods indicated

	Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Service Class Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$9.90	0.10	0.81	0.91	(0.12)	(0.05)	(0.17)	$10.64	9.21%		$984,183,377	0.60%	2.02%	0.60%	10.04%
Year Ended October 31, 2012 (f)	$9.34	0.15	0.61	0.76	(0.15)	(0.05)	(0.20)	$9.90	8.30%		$927,470,622	0.60%	1.56%	0.60%	16.02%
Year Ended October 31, 2011 (f)	$9.14	0.16	0.20	0.36	(0.16)	–	(0.16)	$9.34	3.96%		$897,059,520	0.61%	1.71%	0.61%	14.28%
Year Ended October 31, 2010 (f)	$8.36	0.16	0.81	0.97	(0.16)	(0.03)	(0.19)	$9.14	11.76%		$891,324,745	0.59%	1.81%	0.59%	9.42%
Year Ended October 31, 2009 (f)	$8.28	0.17	0.80	0.97	(0.18)	(0.71)	(0.89)	$8.36	13.40%		$813,670,095	0.63%	2.24%	0.63%	20.17%
Year Ended October 31, 2008	$11.62	0.26	(3.04)	(2.78)	(0.28)	(0.28)	(0.56)	$8.28	(24.97%	)	$720,355,117	0.59%	2.42%	0.60%	21.57%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

46

Nationwide Investor Destinations Moderately Conservative Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the semiannual period ended April 30, 2013, the Nationwide Investor Destinations Moderately Conservative Fund (Service Class) returned 6.11% versus 6.01% for its composite benchmark, 40% S&P 500® Index, 35% Barclays U.S. Aggregate Bond Index and 25% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 517 funds as of April 30, 2013) was 8.69% for the same time period.

Which underlying funds contributed the most to the Fund’s performance?

The most positive returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide International Index Fund (with target allocations of 22% and 10%, respectively), which gained 14.29% and 16.68%, respectively.

All 10 sectors within the S&P 500 Index (the benchmark for the Nationwide S&P 500 Index Fund) recorded positive returns during the reporting period. The sectors that made the strongest contributions to the Fund were consumer discretionary, health care and financials.

All 10 sectors within the MSCI EAFE® Index (the benchmark for the Nationwide International Index Fund) recorded positive returns during the reporting period. The sectors that made the strongest contributions to the Fund were consumer discretionary, financials and health care.

Which underlying funds detracted the most from the Fund’s performance?

The only one of the Fund’s eight underlying investments that was a negative contributor to the Fund’s performance during the reporting period was the Nationwide Inflation-Protected Securities Fund (with a target allocation of 6%), which registered -0.02%.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

47

Fund Performance	Nationwide Investor Destinations Moderately Conservative Fund

Average Annual Total Return

(For periods ended April 30, 2013)

		Six Months*	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	6.20%	8.12%	4.29%	5.81%
	w/SC2	0.07%	1.93%	3.06%	5.18%
Class B	w/o SC1	5.85%	7.45%	3.55%	5.07%
	w/SC3	0.85%	2.45%	3.20%	5.07%
Class C	w/o SC1	5.85%	7.40%	3.56%	5.07%
	w/SC4	4.85%	6.40%	3.56%	5.07%
Class R2[5,6,7]		6.10%	7.83%	3.92%	5.52%
Institutional Class[5,8]		6.39%	8.46%	4.61%	6.08%
Service Class[5]		6.11%	7.96%	4.18%	5.70%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]

These returns until the creation of Class R2 shares (10/01/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R2 shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R2 shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because Class R2 shares invest in the same portfolio of securities as Class B shares.

[7]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[8]

These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Expense Ratios

Expense Ratio*
Class A	0.76%
Class B	1.47%
Class C	1.47%
Class R2	1.11%
Institutional Class	0.47%
Service Class	0.87%
*	Current effective prospectus dated March 1, 2013. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2014. Please see the Fund's most recent prospectus for details.

48

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Service Class shares of the Nationwide Investor Destinations Moderately Conservative Fund versus the Barclays U.S. Aggregate Bond Index(a), the S&P 500® Index(b), the Citigroup 3-Month Treasury Bill (T-Bill) Index(c), the Composite Index(d), and the Consumer Price Index (CPI)(e) over the 10-year period ended 4/30/13. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Barclays U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(b)

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

(c)	The Citigroup 3-Month T-Bill Index is an unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

(d)	The Composite Index comprises 35% Barclays U.S. Aggregate Bond Index, 40% S&P 500® Index and 25% Citigroup 3-Month T-Bill Index.

(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

49

Shareholder Expense Example	Nationwide Investor Destinations Moderately Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2012) and continued to hold your shares at the end of the reporting period (April 30, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2012 through April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2012 through April 30, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2013

Nationwide Investor Destinations Moderately Conservative Fund		Beginning Account Value ($) 11/01/12	Ending Account Value ($) 04/30/13	Expenses Paid During Period ($) 11/01/12 - 04/30/13[a,b]	Expense Ratio During Period (%) 11/01/12 - 04/30/13[a,b]
Class A Shares	Actual	1,000.00	1,062.00	2.61	0.51
	Hypothetical[c]	1,000.00	1,022.27	2.56	0.51
Class B Shares	Actual	1,000.00	1,058.50	6.18	1.21
	Hypothetical[c]	1,000.00	1,018.79	6.06	1.21
Class C Shares	Actual	1,000.00	1,058.50	6.18	1.21
	Hypothetical[c]	1,000.00	1,018.79	6.06	1.21
Class R2 Shares	Actual	1,000.00	1,061.00	4.39	0.86
	Hypothetical[c]	1,000.00	1,020.53	4.31	0.86
Institutional Class Shares	Actual	1,000.00	1,063.90	1.07	0.21
	Hypothetical[c]	1,000.00	1,023.75	1.05	0.21
Service Class Shares	Actual	1,000.00	1,061.10	3.12	0.61
	Hypothetical[c]	1,000.00	1,021.77	3.06	0.61

[a]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[b]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2012 through April 30, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[c]	Represents the hypothetical 5% return before expenses.

50

Portfolio Summary April 30, 2013 (Unaudited)	Nationwide Investor Destinations Moderately Conservative Fund

Asset Allocation †
Fixed Income Funds	42.7%
Equity Funds	40.5%
Fixed Contract	13.9%
Money Market Fund	2.9%
Liabilities in excess of other assets ††	0.0%

100.0%

Top Holdings †††
Nationwide Bond Index Fund, Institutional Class	26.9%
Nationwide S&P 500 Index Fund, Institutional Class	22.2%
Nationwide Fixed Contract	13.9%
Nationwide International Index Fund, Institutional Class	10.2%
Nationwide Enhanced Income Fund, Institutional Class	9.9%
Nationwide Mid Cap Market Index Fund, Institutional Class	6.1%
Nationwide Inflation-Protected Securities Fund, Institutional Class	5.9%
Nationwide Money Market Fund, Institutional Class	2.9%
Nationwide Small Cap Index Fund, Institutional Class	2.0%

100.0%

†	Percentages indicated are based upon net assets as of April 30, 2013.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of April 30, 2013.

The accompanying notes are an integral part of these financial statements.

51

Statement of Investments

April 30, 2013 (Unaudited)

Nationwide Investor Destinations Moderately Conservative Fund

Mutual Funds 86.1%

	Shares	Market Value

Equity Funds 40.5%
Nationwide International Index Fund, Institutional Class (a)	7,446,012	$58,823,492
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	2,077,269	35,001,988
Nationwide S&P 500 Index Fund, Institutional Class (a)	9,701,585	128,060,923
Nationwide Small Cap Index Fund, Institutional Class (a)	871,640	11,749,708

Total Equity Funds (cost $173,523,645)		233,636,111

Fixed Income Funds 42.7%
Nationwide Bond Index Fund, Institutional Class (a)	13,248,168	155,268,524
Nationwide Enhanced Income Fund, Institutional Class (a)	6,416,201	57,168,353
Nationwide Inflation-Protected Securities Fund, Institutional Class (a)	3,395,991	34,129,708

Total Fixed Income Funds (cost $243,460,189)		246,566,585

Money Market Fund 2.9%
Nationwide Money Market Fund, Institutional Class, 0.00% *(a)(b)	16,901,613	16,901,613

Total Money Market Fund (cost $16,901,613)		16,901,613

Total Mutual Funds (cost $433,885,447)		497,104,309

Fixed Contract 13.9%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.50% (a)(c)	$80,239,760	80,239,760

Total Fixed Contract (cost $80,239,760)		80,239,760

Total Investments (cost $514,125,207) (d) — 100.0%		577,344,069
Liabilities in excess of other assets — 0.0% †		(147,094)

NET ASSETS — 100.0%		$577,196,975

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of April 30, 2013.

(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem daily upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

52

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

Nationwide Investor Destinations Moderately Conservative Fund
Assets:
Investments in affiliates, at value (cost $514,125,207)	$577,344,069
Receivable for investments sold	808,873
Receivable for capital shares issued	340,389
Prepaid expenses	45,426

Total Assets	578,538,757

Liabilities:
Payable for capital shares redeemed	1,027,829
Cash overdraft (Note 2)	31
Accrued expenses and other payables:
Investment advisory fees	61,061
Fund administration fees	16,260
Distribution fees	146,679
Administrative servicing fees	61,406
Accounting and transfer agent fees	7,267
Trustee fees	1,136
Custodian fees	2,956
Compliance program costs (Note 3)	341
Professional fees	8,996
Printing fees	7,786
Other	34

Total Liabilities	1,341,782

Net Assets	$577,196,975

Represented by:
Capital	$520,861,030
Accumulated distributions in excess of net investment income	(30,922)
Accumulated net realized losses from affiliated investments	(6,851,995)
Net unrealized appreciation/(depreciation) from investments in affiliates	63,218,862

Net Assets	$577,196,975

Net Assets:
Class A Shares	$48,088,644
Class B Shares	1,134,586
Class C Shares	43,988,281
Class R2 Shares	88,593,927
Institutional Class Shares	80,380,706
Service Class Shares	315,010,831

Total	$577,196,975

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	4,438,632
Class B Shares	104,493
Class C Shares	4,077,531
Class R2 Shares	8,168,760
Institutional Class Shares	7,356,065
Service Class Shares	28,940,836

Total	53,086,317

53

Statement of Assets and Liabilities (Continued)

April 30, 2013 (Unaudited)

Nationwide Investor Destinations Moderately Conservative Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.83
Class B Shares (a)	$10.86
Class C Shares (b)	$10.79
Class R2 Shares	$10.85
Institutional Class Shares	$10.93
Service Class Shares	$10.88
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.49

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

54

Statement of Operations

For the Six Months Ended April 30, 2013 (Unaudited)

Nationwide Investor Destinations Moderately Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliates	$5,519,432
Interest income from affiliates	1,342,562

Total Income	6,861,994

EXPENSES:
Investment advisory fees	360,704
Fund administration fees	94,417
Distribution fees Class A	56,325
Distribution fees Class B	6,240
Distribution fees Class C	211,121
Distribution fees Class R2	214,322
Distribution fees Service Class	381,441
Administrative servicing fees Class A	11,660
Administrative servicing fees Class R2	62,964
Administrative servicing fees Service Class	228,659
Registration and filing fees	33,714
Professional fees	13,744
Printing fees	8,130
Trustee fees	9,997
Custodian fees	9,575
Accounting and transfer agent fees	46,147
Compliance program costs (Note 3)	1,087
Other	9,675

Total Expenses	1,759,922

NET INVESTMENT INCOME	5,102,072

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	3,987,582
Net realized gains from investment transactions with affiliates	7,959,013

Net realized gains from affiliated investments	11,946,595

Net change in unrealized appreciation/(depreciation) from investments in affiliates	16,467,067

Net realized/unrealized gains from affiliated investments	28,413,662

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$33,515,734

The accompanying notes are an integral part of these financial statements.

55

Statements of Changes in Net Assets

	Nationwide Investor Destinations Moderately Conservative Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
Operations:
Net investment income	$5,102,072	$8,771,046
Net realized gains from affiliated and non-affiliated investments	11,946,595	4,788,937
Net change in unrealized appreciation/(depreciation) from investments in affiliates	16,467,067	20,565,691

Change in net assets resulting from operations	33,515,734	34,125,674

Distributions to Shareholders From:
Net investment income:
Class A	(505,813)	(731,332)
Class B	(9,129)	(21,703)
Class C	(329,435)	(449,061)
Class R2	(805,753)	(1,219,869)
Institutional Class	(944,764)	(1,323,095)
Service Class	(3,238,247)	(5,089,246)
Net realized gains:
Class A	(626,934)	(382,640)
Class B	(18,026)	(23,918)
Class C	(594,060)	(395,891)
Class R2	(1,190,565)	(821,285)
Institutional Class	(1,028,081)	(574,644)
Service Class	(4,228,483)	(2,977,979)

Change in net assets from shareholder distributions	(13,519,290)	(14,010,663)

Change in net assets from capital transactions	9,607,480	23,688,151

Change in net assets	29,603,924	43,803,162

Net Assets:
Beginning of period	547,593,051	503,789,889

End of period	$577,196,975	$547,593,051

Accumulated undistributed (distributions in excess of) net investment income at end of period	$(30,922)	$700,147

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$7,153,940	$13,398,701
Dividends reinvested	812,671	790,087
Cost of shares redeemed	(5,908,429)	(8,221,513)

Total Class A Shares	2,058,182	5,967,275

Class B Shares
Proceeds from shares issued	26,123	135,383
Dividends reinvested	23,799	34,410
Cost of shares redeemed	(449,401)	(1,364,733)

Total Class B Shares	(399,479)	(1,194,940)

Class C Shares
Proceeds from shares issued	5,283,999	10,429,778
Dividends reinvested	441,721	377,866
Cost of shares redeemed	(4,616,323)	(9,874,261)

Total Class C Shares	1,109,397	933,383

56

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderately Conservative Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$5,736,121	$13,622,774
Dividends reinvested	1,927,615	1,970,575
Cost of shares redeemed	(7,989,679)	(13,484,241)

Total Class R2 Shares	(325,943)	2,109,108

Institutional Class Shares
Proceeds from shares issued	39,645,009	20,915,768
Dividends reinvested	1,972,046	1,897,424
Cost of shares redeemed	(34,476,773)	(9,193,153)

Total Institutional Class Shares	7,140,282	13,620,039

Service Class Shares
Proceeds from shares issued	21,757,041	39,162,376
Dividends reinvested	7,466,730	8,067,220
Cost of shares redeemed	(29,198,730)	(44,976,310)

Total Service Class Shares	25,041	2,253,286

Change in net assets from capital transactions	$9,607,480	$23,688,151

SHARE TRANSACTIONS:
Class A Shares
Issued	675,506	1,307,142
Reinvested	78,259	78,723
Redeemed	(560,831)	(804,446)

Total Class A Shares	192,934	581,419

Class B Shares
Issued	2,485	13,937
Reinvested	2,290	3,457
Redeemed	(42,653)	(133,356)

Total Class B Shares	(37,878)	(115,962)

Class C Shares
Issued	504,654	1,021,811
Reinvested	42,734	38,024
Redeemed	(440,333)	(972,228)

Total Class C Shares	107,055	87,607

Class R2 Shares
Issued	543,044	1,328,773
Reinvested	185,427	196,723
Redeemed	(757,831)	(1,314,245)

Total Class R2 Shares	(29,360)	211,251

Institutional Class Shares
Issued	3,668,995	2,031,905
Reinvested	188,143	187,174
Redeemed	(3,179,857)	(888,672)

Total Institutional Class Shares	677,281	1,330,407

57

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Moderately Conservative Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
SHARE TRANSACTIONS: (continued)
Service Class Shares
Issued	2,044,737	3,799,940
Reinvested	715,764	801,659
Redeemed	(2,745,348)	(4,371,081)

Total Service Class Shares	15,153	230,518

Total change in shares	925,185	2,325,240

The accompanying notes are an integral part of these financial statements.

58

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Moderately Conservative Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$10.46	0.10	0.54	0.64	(0.12)	(0.15)	(0.27)	$10.83	6.20%		$48,088,644	0.51%	1.96%	0.51%	12.47%
Year Ended October 31, 2012 (f)	$10.08	0.18	0.49	0.67	(0.19)	(0.10)	(0.29)	$10.46	6.81%		$44,422,496	0.51%	1.80%	0.51%	20.61%
Year Ended October 31, 2011 (f)	$9.86	0.20	0.22	0.42	(0.20)	–	(0.20)	$10.08	4.31%		$36,925,502	0.49%	1.99%	0.49%	17.89%
Year Ended October 31, 2010 (f)	$9.21	0.21	0.64	0.85	(0.20)	–	(0.20)	$9.86	9.38%		$33,209,551	0.50%	2.17%	0.50%	12.60%
Year Ended October 31, 2009 (f)	$8.64	0.21	0.82	1.03	(0.22)	(0.24)	(0.46)	$9.21	12.46%		$27,499,985	0.52%	2.47%	0.52%	22.80%
Year Ended October 31, 2008 (f)	$11.00	0.30	(2.08)	(1.78)	(0.32)	(0.26)	(0.58)	$8.64	(16.97%	)	$23,093,974	0.46%	2.97%	0.46%	25.61%

Class B Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$10.48	0.07	0.54	0.61	(0.08)	(0.15)	(0.23)	$10.86	5.85%		$1,134,586	1.21%	1.28%	1.21%	12.47%
Year Ended October 31, 2012 (f)	$10.09	0.11	0.49	0.60	(0.11)	(0.10)	(0.21)	$10.48	6.09%		$1,491,869	1.22%	1.11%	1.22%	20.61%
Year Ended October 31, 2011 (f)	$9.86	0.13	0.22	0.35	(0.12)	–	(0.12)	$10.09	3.55%		$2,605,396	1.22%	1.33%	1.22%	17.89%
Year Ended October 31, 2010 (f)	$9.21	0.14	0.64	0.78	(0.13)	–	(0.13)	$9.86	8.58%		$4,807,063	1.21%	1.48%	1.21%	12.60%
Year Ended October 31, 2009 (f)	$8.64	0.15	0.82	0.97	(0.16)	(0.24)	(0.40)	$9.21	11.68%		$5,867,608	1.22%	1.80%	1.22%	22.80%
Year Ended October 31, 2008 (f)	$10.99	0.23	(2.08)	(1.85)	(0.24)	(0.26)	(0.50)	$8.64	(17.52%	)	$5,702,625	1.20%	2.23%	1.20%	25.61%

Class C Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$10.42	0.07	0.53	0.60	(0.08)	(0.15)	(0.23)	$10.79	5.85%		$43,988,281	1.21%	1.27%	1.21%	12.47%
Year Ended October 31, 2012 (f)	$10.04	0.11	0.49	0.60	(0.12)	(0.10)	(0.22)	$10.42	6.09%		$41,368,353	1.22%	1.10%	1.22%	20.61%
Year Ended October 31, 2011 (f)	$9.82	0.13	0.22	0.35	(0.13)	–	(0.13)	$10.04	3.55%		$38,970,245	1.22%	1.27%	1.22%	17.89%
Year Ended October 31, 2010 (f)	$9.18	0.14	0.64	0.78	(0.14)	–	(0.14)	$9.82	8.65%		$40,700,682	1.21%	1.46%	1.21%	12.60%
Year Ended October 31, 2009 (f)	$8.61	0.15	0.82	0.97	(0.16)	(0.24)	(0.40)	$9.18	11.64%		$38,316,174	1.22%	1.79%	1.22%	22.80%
Year Ended October 31, 2008 (f)	$10.96	0.23	(2.08)	(1.85)	(0.24)	(0.26)	(0.50)	$8.61	(17.57%	)	$32,042,631	1.20%	2.23%	1.20%	25.61%

Class R2 Shares (g)
Six Months Ended April 30, 2013 (f) (Unaudited)	$10.47	0.08	0.55	0.63	(0.10)	(0.15)	(0.25)	$10.85	6.10%		$88,593,927	0.86%	1.61%	0.86%	12.47%
Year Ended October 31, 2012 (f)	$10.09	0.15	0.48	0.63	(0.15)	(0.10)	(0.25)	$10.47	6.43%		$85,855,793	0.86%	1.45%	0.86%	20.61%
Year Ended October 31, 2011 (f)	$9.87	0.16	0.23	0.39	(0.17)	–	(0.17)	$10.09	3.92%		$80,556,773	0.87%	1.61%	0.87%	17.89%
Year Ended October 31, 2010 (f)	$9.22	0.17	0.65	0.82	(0.17)	–	(0.17)	$9.87	9.00%		$72,987,185	0.85%	1.78%	0.85%	12.60%
Year Ended October 31, 2009 (f)	$8.65	0.18	0.82	1.00	(0.19)	(0.24)	(0.43)	$9.22	12.09%		$55,375,781	0.89%	2.06%	0.89%	22.80%
Year Ended October 31, 2008 (f)	$11.02	0.26	(2.08)	(1.82)	(0.29)	(0.26)	(0.55)	$8.65	(17.31%	)	$29,677,803	0.84%	2.57%	0.84%	25.61%

Institutional Class Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$10.55	0.12	0.54	0.66	(0.13)	(0.15)	(0.28)	$10.93	6.39%		$80,380,706	0.21%	2.25%	0.21%	12.47%
Year Ended October 31, 2012 (f)	$10.16	0.22	0.49	0.71	(0.22)	(0.10)	(0.32)	$10.55	7.17%		$70,457,429	0.22%	2.09%	0.22%	20.61%
Year Ended October 31, 2011 (f)	$9.94	0.23	0.22	0.45	(0.23)	–	(0.23)	$10.16	4.55%		$54,326,098	0.22%	2.21%	0.22%	17.89%
Year Ended October 31, 2010 (f)	$9.28	0.23	0.66	0.89	(0.23)	–	(0.23)	$9.94	9.74%		$38,719,904	0.21%	2.39%	0.21%	12.60%
Year Ended October 31, 2009 (f)	$8.70	0.24	0.83	1.07	(0.25)	(0.24)	(0.49)	$9.28	12.83%		$20,004,640	0.22%	2.73%	0.22%	22.80%
Year Ended October 31, 2008 (f)	$11.07	0.33	(2.09)	(1.76)	(0.35)	(0.26)	(0.61)	$8.70	(16.74%	)	$11,932,939	0.20%	3.22%	0.20%	25.61%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

59

Financial Highlights (Continued)

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Service Class Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$10.51	0.10	0.53	0.63	(0.11)	(0.15)	(0.26)	$10.88	6.11%		$315,010,831	0.61%	1.86%	0.61%	12.47%
Year Ended October 31, 2012 (f)	$10.12	0.17	0.50	0.67	(0.18)	(0.10)	(0.28)	$10.51	6.77%		$303,997,111	0.62%	1.70%	0.62%	20.61%
Year Ended October 31, 2011 (f)	$9.90	0.19	0.22	0.41	(0.19)	–	(0.19)	$10.12	4.15%		$290,405,875	0.62%	1.86%	0.62%	17.89%
Year Ended October 31, 2010 (f)	$9.25	0.20	0.64	0.84	(0.19)	–	(0.19)	$9.90	9.22%		$283,720,301	0.60%	2.05%	0.60%	12.60%
Year Ended October 31, 2009 (f)	$8.68	0.21	0.81	1.02	(0.21)	(0.24)	(0.45)	$9.25	12.32%		$263,198,654	0.64%	2.38%	0.64%	22.80%
Year Ended October 31, 2008 (f)	$11.03	0.29	(2.08)	(1.79)	(0.30)	(0.26)	(0.56)	$8.68	(16.96%	)	$234,436,969	0.59%	2.83%	0.59%	25.61%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

60

Nationwide Investor Destinations Conservative Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the semiannual period ended April 30, 2013, the Nationwide Investor Destinations Conservative Fund (Service Class) returned 3.24% versus 3.16% for its composite benchmark, 20% S&P 500® Index, 35% Barclays U.S. Aggregate Bond Index and 45% Citigroup 3-Month Treasury Bill (T-Bill) Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target Allocation Conservative Funds (consisting of 350 funds as of April 30, 2013) was 5.56% for the same time period.

Which underlying funds contributed the most to the Fund’s performance?

The most positive returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide International Index Fund (with target allocations of 12% and 5%, respectively), which gained 14.29% and 16.68%, respectively.

All 10 sectors within the S&P 500 Index (the benchmark for the Nationwide S&P 500 Index Fund) recorded positive returns during the reporting period. The sectors that made the strongest contributions to the Fund were consumer discretionary, health care and financials.

All 10 sectors within the MSCI EAFE® Index (the benchmark for the Nationwide International Index Fund) recorded positive returns during the reporting period. The sectors that made the strongest contributions to the Fund were consumer discretionary, financials and health care.

Which underlying funds detracted the most from the Fund’s performance?

The only one of the Fund’s eight underlying investments that was a negative contributor to the Fund’s performance during the reporting period was the Nationwide Inflation-Protected Securities Fund (with a target allocation of 8%), which registered -0.02%.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

61

Fund Performance	Nationwide Investor Destinations Conservative Fund

Average Annual Total Return

(For periods ended April 30, 2013)

		Six Months*	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC1	3.20%	4.98%	3.74%	4.50%
	w/SC2	(2.70)%	(1.07)%	2.52%	3.88%
Class B	w/o SC1	2.86%	4.24%	3.00%	3.77%
	w/SC3	(2.14)%	(0.76)%	2.65%	3.77%
Class C	w/o SC1	2.87%	4.29%	3.00%	3.77%
	w/SC4	1.87%	3.29%	3.00%	3.77%
Class R2[5,6,7]		3.03%	4.63%	3.38%	4.21%
Institutional Class[5,8]		3.44%	5.36%	4.04%	4.78%
Service Class[5]		3.24%	4.95%	3.64%	4.41%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.

[4]	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]

These returns until the creation of Class R2 shares (10/01/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R2 shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R2 shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R2 shares would have produced because Class R2 shares invest in the same portfolio of securities as Class B shares.

[7]	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

[8]

These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Expense Ratios

Expense Ratio*
Class A	0.77%
Class B	1.48%
Class C	1.48%
Class R2	1.13%
Institutional Class	0.48%
Service Class	0.88%

*	Current effective prospectus dated March 1, 2013. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2014. Please see the Fund's most recent prospectus for details.

62

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Service Class shares of the Nationwide Investor Destinations Conservative Fund versus the Barclays U.S. Aggregate Bond Index(a), the S&P 500® Index(b), the Citigroup 3-Month Treasury Bill (T-Bill) Index(c), the Composite Index(d), and the Consumer Price Index (CPI)(e) over the 10-year period ended 4/30/13. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Barclays U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

(b)

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

(c)	The Citigroup 3-Month T-Bill Index is an unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

(d)	The Composite Index comprises 35% Barclays U.S. Aggregate Bond Index, 20% S&P 500® Index and 45% Citigroup 3-Month T-Bill Index.

(e)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

63

Shareholder Expense Example	Nationwide Investor Destinations Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2012) and continued to hold your shares at the end of the reporting period (April 30, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2012 through April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2012 through April 30, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2013

Nationwide Investor Destinations Conservative Fund			Beginning Account Value ($) 11/01/12	Ending Account Value ($) 04/30/13	Expenses Paid During Period ($) 11/01/12 - 04/30/13[a,b]	Expense Ratio During Period (%) 11/01/12 - 04/30/13[a,b]
Class A Shares	Actual		1,000.00	1,032.00	2.77	0.55
	Hypothetical	[c]	1,000.00	1,022.07	2.76	0.55
Class B Shares	Actual		1,000.00	1,028.60	6.19	1.23
	Hypothetical	[c]	1,000.00	1,018.70	6.16	1.23
Class C Shares	Actual		1,000.00	1,028.70	6.19	1.23
	Hypothetical	[c]	1,000.00	1,018.70	6.16	1.23
Class R2 Shares	Actual		1,000.00	1,030.30	4.43	0.88
	Hypothetical	[c]	1,000.00	1,020.43	4.41	0.88
Institutional Class Shares	Actual		1,000.00	1,034.40	1.16	0.23
	Hypothetical	[c]	1,000.00	1,023.65	1.15	0.23
Service Class Shares	Actual		1,000.00	1,032.40	3.17	0.63
	Hypothetical	[c]	1,000.00	1,021.67	3.16	0.63

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2012 through April 30, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

64

Portfolio Summary April 30, 2013 (Unaudited)	Nationwide Investor Destinations Conservative Fund

Asset Allocation †
Fixed Income Funds	54.0%
Fixed Contract	20.9%
Equity Funds	20.1%
Money Market Fund	5.0%
Liabilities in excess of other assets††	0.0%

100.0%

Top Holdings †††
Nationwide Bond Index Fund, Institutional Class	32.0%
Nationwide Fixed Contract	20.9%
Nationwide Enhanced Income Fund, Institutional Class	14.0%
Nationwide S&P 500 Index Fund, Institutional Class	12.0%
Nationwide Inflation-Protected Securities Fund, Institutional Class	8.0%
Nationwide International Index Fund, Institutional Class	5.0%
Nationwide Money Market Fund, Institutional Class	5.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	3.1%

100.0%

†	Percentages indicated are based upon net assets as of April 30, 2013.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of April 30, 2013.

The accompanying notes are an integral part of these financial statements.

65

Statement of Investments

April 30, 2013 (Unaudited)

Nationwide Investor Destinations Conservative Fund

Mutual Funds 79.1%

	Shares	Market Value

Equity Funds 20.1%
Nationwide International Index Fund, Institutional Class (a)	2,767,973	$21,866,988
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	782,949	13,192,694
Nationwide S&P 500 Index Fund, Institutional Class (a)	3,956,592	52,227,014

Total Equity Funds (cost $69,092,662)		87,286,696

Fixed Income Funds 54.0%
Nationwide Bond Index Fund, Institutional Class (a)	11,871,679	139,136,083
Nationwide Enhanced Income Fund, Institutional Class (a)	6,799,132	60,580,269
Nationwide Inflation-Protected Securities Fund, Institutional Class (a)	3,443,419	34,606,360

Total Fixed Income Funds (cost $232,008,758)		234,322,712

Money Market Fund 5.0%
Nationwide Money Market Fund, Institutional Class, 0.00% *(a)(b)	21,515,540	21,515,540

Total Money Market Fund (cost $21,515,540)		21,515,540

Total Mutual Funds (cost $322,616,960)		343,124,948

Fixed Contract 20.9%

	Principal Amount	Market Value

Nationwide Fixed Contract, 3.50% (a)(c)	$90,923,798	90,923,798

Total Fixed Contract (cost $90,923,798)		90,923,798

Total Investments (cost $413,540,758) (d) — 100.0%		434,048,746

Liabilities in excess of other assets — 0.0%†		(44,702)

NET ASSETS — 100.0%		$434,004,044

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of April 30, 2013.

(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem daily upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

(d)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

66

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

Nationwide Investor Destinations Conservative Fund
Assets:
Investments in affiliates, at value (cost $413,540,758)	$434,048,746
Cash	191
Receivable for investments sold	1,641,948
Receivable for capital shares issued	503,299
Prepaid expenses	47,184

Total Assets	436,241,368

Liabilities:
Payable for capital shares redeemed	1,993,085
Accrued expenses and other payables:
Investment advisory fees	46,286
Fund administration fees	13,283
Distribution fees	121,171
Administrative servicing fees	36,998
Accounting and transfer agent fees	12,861
Trustee fees	865
Custodian fees	2,212
Compliance program costs (Note 3)	259
Professional fees	8,595
Printing fees	1,666
Other	43

Total Liabilities	2,237,324

Net Assets	$434,004,044

Represented by:
Capital	$409,403,020
Accumulated undistributed net investment income	163,268
Accumulated net realized gains from affiliated investments	3,929,768
Net unrealized appreciation/(depreciation) from investments in affiliates	20,507,988

Net Assets	$434,004,044

Net Assets:
Class A Shares	$50,701,773
Class B Shares	549,756
Class C Shares	49,377,134
Class R2 Shares	63,657,238
Institutional Class Shares	55,960,252
Service Class Shares	213,757,891

Total	$434,004,044

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	4,786,507
Class B Shares	51,605
Class C Shares	4,679,081
Class R2 Shares	6,025,863
Institutional Class Shares	5,259,774
Service Class Shares	20,134,400

Total	40,937,230

67

Statement of Assets and Liabilities (Continued)

April 30, 2013 (Unaudited)

Nationwide Investor Destinations Conservative Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.59
Class B Shares (a)	$10.65
Class C Shares (b)	$10.55
Class R2 Shares	$10.56
Institutional Class Shares	$10.64
Service Class Shares	$10.62
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.24

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

68

Statement of Operations

For the Six Months Ended April 30, 2013 (Unaudited)

Nationwide Investor Destinations Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliates	$3,437,420
Interest income from affiliates	1,553,083

Total Income	4,990,503

EXPENSES:
Investment advisory fees	277,923
Fund administration fees	79,996
Distribution fees Class A	64,008
Distribution fees Class B	3,011
Distribution fees Class C	229,554
Distribution fees Class R2	160,984
Distribution fees Service Class	268,339
Administrative servicing fees Class A	16,717
Administrative servicing fees Class R2	49,230
Administrative servicing fees Service Class	160,855
Registration and filing fees	33,116
Professional fees	12,227
Printing fees	7,120
Trustee fees	7,715
Custodian fees	7,421
Accounting and transfer agent fees	58,348
Compliance program costs (Note 3)	844
Other	9,714

Total Expenses	1,447,122

NET INVESTMENT INCOME	3,543,381

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	2,116,533
Net realized gains from investment transactions with affiliates	8,558,623

Net realized gains from affiliated investments	10,675,156

Net change in unrealized appreciation/(depreciation) from affiliated investments	(702,178)

Net realized/unrealized gains from affiliated investments	9,972,978

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$13,516,359

The accompanying notes are an integral part of these financial statements.

69

Statements of Changes in Net Assets

	Nationwide Investor Destinations Conservative Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
Operations:
Net investment income	$3,543,381	$7,002,148
Net realized gains from affiliated investments	10,675,156	8,324,173
Net change in unrealized appreciation/(depreciation) from investments in affiliates	(702,178)	3,421,973

Change in net assets resulting from operations	13,516,359	18,748,294

Distributions to Shareholders From:
Net investment income:
Class A	(535,915)	(769,039)
Class B	(3,809)	(9,629)
Class C	(324,738)	(442,622)
Class R2	(560,652)	(959,653)
Institutional Class	(602,834)	(909,976)
Service Class	(2,098,929)	(3,855,913)
Net realized gains:
Class A	(913,246)	(243,056)
Class B	(10,854)	(6,927)
Class C	(794,205)	(234,129)
Class R2	(1,134,899)	(407,871)
Institutional Class	(872,748)	(255,378)
Service Class	(3,722,603)	(1,451,556)

Change in net assets from shareholder distributions	(11,575,432)	(9,545,749)

Change in net assets from capital transactions	3,106,430	33,907,899

Change in net assets	5,047,357	43,110,444

Net Assets:
Beginning of period	428,956,687	385,846,243

End of period	$434,004,044	$428,956,687

Accumulated undistributed net investment income at end of period	$163,268	$746,764

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$14,310,527	$28,088,835
Dividends reinvested	930,495	573,415
Cost of shares redeemed	(15,975,959)	(13,277,796)

Total Class A Shares	(734,937)	15,384,454

Class B Shares
Proceeds from shares issued	53,056	76,534
Dividends reinvested	10,679	11,723
Cost of shares redeemed	(227,861)	(506,578)

Total Class B Shares	(164,126)	(418,321)

Class C Shares
Proceeds from shares issued	11,327,906	16,648,043
Dividends reinvested	622,525	288,589
Cost of shares redeemed	(5,852,316)	(8,494,625)

Total Class C Shares	6,098,115	8,442,007

70

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Conservative Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$6,793,857	$14,219,967
Dividends reinvested	1,647,901	1,321,992
Cost of shares redeemed	(9,941,885)	(12,687,834)

Total Class R2 Shares	(1,500,127)	2,854,125

Institutional Class Shares
Proceeds from shares issued	29,998,883	18,255,802
Dividends reinvested	1,475,271	1,165,198
Cost of shares redeemed	(23,565,253)	(9,306,587)

Total Institutional Class Shares	7,908,901	10,114,413

Service Class Shares
Proceeds from shares issued	17,799,478	40,640,891
Dividends reinvested	5,821,256	5,307,224
Cost of shares redeemed	(32,122,130)	(48,416,894)

Total Service Class Shares	(8,501,396)	(2,468,779)

Change in net assets from capital transactions	$3,106,430	$33,907,899

SHARE TRANSACTIONS:
Class A Shares
Issued	1,364,890	2,694,576
Reinvested	89,785	55,629
Redeemed	(1,525,005)	(1,275,423)

Total Class A Shares	(70,330)	1,474,782

Class B Shares
Issued	5,037	7,478
Reinvested	1,025	1,139
Redeemed	(21,604)	(48,528)

Total Class B Shares	(15,542)	(39,911)

Class C Shares
Issued	1,083,616	1,603,586
Reinvested	60,276	28,143
Redeemed	(560,768)	(820,403)

Total Class C Shares	583,124	811,326

Class R2 Shares
Issued	650,251	1,372,770
Reinvested	159,502	128,776
Redeemed	(952,414)	(1,222,639)

Total Class R2 Shares	(142,661)	278,907

Institutional Class Shares
Issued	2,835,686	1,747,718
Reinvested	141,745	112,569
Redeemed	(2,227,824)	(891,910)

Total Institutional Class Shares	749,607	968,377

71

Statements of Changes in Net Assets (Continued)

	Nationwide Investor Destinations Conservative Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
SHARE TRANSACTIONS: (continued)
Service Class Shares
Issued	1,693,726	3,896,223
Reinvested	560,606	514,656
Redeemed	(3,054,799)	(4,645,014)

Total Service Class Shares	(800,467)	(234,135)

Total change in shares	303,731	3,259,346

The accompanying notes are an integral part of these financial statements.

72

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Investor Destinations Conservative Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$10.55	0.09	0.24	0.33	(0.11)	(0.18)	(0.29)	$10.59	3.20%		$50,701,773	0.55%	1.80%	0.55%	14.96%
Year Ended October 31, 2012 (f)	$10.32	0.19	0.31	0.50	(0.20)	(0.07)	(0.27)	$10.55	4.89%		$51,231,565	0.52%	1.87%	0.52%	15.75%
Year Ended October 31, 2011 (f)	$10.18	0.21	0.14	0.35	(0.21)	–	(0.21)	$10.32	3.51%		$34,889,691	0.50%	2.04%	0.50%	17.28%
Year Ended October 31, 2010 (f)	$9.77	0.23	0.41	0.64	(0.23)	–	(0.23)	$10.18	6.66%		$22,095,197	0.51%	2.33%	0.51%	15.48%
Year Ended October 31, 2009 (f)	$9.26	0.23	0.65	0.88	(0.24)	(0.13)	(0.37)	$9.77	9.84%		$15,347,604	0.55%	2.50%	0.55%	23.94%
Year Ended October 31, 2008	$10.56	0.37	(1.20)	(0.83)	(0.34)	(0.13)	(0.47)	$9.26	(8.17%	)	$11,682,682	0.46%	3.24%	0.46%	29.72%

Class B Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$10.60	0.06	0.24	0.30	(0.07)	(0.18)	(0.25)	$10.65	2.86%		$549,756	1.23%	1.11%	1.23%	14.96%
Year Ended October 31, 2012 (f)	$10.36	0.12	0.30	0.42	(0.11)	(0.07)	(0.18)	$10.60	4.15%		$711,796	1.23%	1.18%	1.23%	15.75%
Year Ended October 31, 2011 (f)	$10.21	0.14	0.14	0.28	(0.13)	–	(0.13)	$10.36	2.75%		$1,108,932	1.24%	1.37%	1.24%	17.28%
Year Ended October 31, 2010 (f)	$9.79	0.17	0.40	0.57	(0.15)	–	(0.15)	$10.21	5.90%		$1,741,629	1.23%	1.70%	1.23%	15.48%
Year Ended October 31, 2009 (f)	$9.27	0.17	0.65	0.82	(0.17)	(0.13)	(0.30)	$9.79	9.14%		$2,821,364	1.23%	1.84%	1.23%	23.94%
Year Ended October 31, 2008	$10.54	0.26	(1.16)	(0.90)	(0.24)	(0.13)	(0.37)	$9.27	(8.81%	)	$3,261,540	1.20%	2.53%	1.20%	29.72%

Class C Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$10.51	0.06	0.23	0.29	(0.07)	(0.18)	(0.25)	$10.55	2.87%		$49,377,134	1.23%	1.10%	1.23%	14.96%
Year Ended October 31, 2012 (f)	$10.28	0.12	0.30	0.42	(0.12)	(0.07)	(0.19)	$10.51	4.17%		$43,051,481	1.23%	1.17%	1.23%	15.75%
Year Ended October 31, 2011 (f)	$10.15	0.14	0.13	0.27	(0.14)	–	(0.14)	$10.28	2.63%		$33,770,729	1.24%	1.33%	1.24%	17.28%
Year Ended October 31, 2010 (f)	$9.74	0.16	0.41	0.57	(0.16)	–	(0.16)	$10.15	5.92%		$33,490,120	1.23%	1.64%	1.23%	15.48%
Year Ended October 31, 2009 (f)	$9.23	0.17	0.65	0.82	(0.18)	(0.13)	(0.31)	$9.74	9.13%		$31,268,010	1.24%	1.81%	1.24%	23.94%
Year Ended October 31, 2008	$10.51	0.25	(1.15)	(0.90)	(0.25)	(0.13)	(0.38)	$9.23	(8.83%	)	$23,815,171	1.20%	2.52%	1.20%	29.72%

Class R2 Shares (g)
Six Months Ended April 30, 2013 (f) (Unaudited)	$10.52	0.08	0.23	0.31	(0.09)	(0.18)	(0.27)	$10.56	3.03%		$63,657,238	0.88%	1.46%	0.88%	14.96%
Year Ended October 31, 2012 (f)	$10.29	0.16	0.30	0.46	(0.16)	(0.07)	(0.23)	$10.52	4.52%		$64,893,180	0.88%	1.52%	0.88%	15.75%
Year Ended October 31, 2011 (f)	$10.15	0.17	0.14	0.31	(0.17)	–	(0.17)	$10.29	3.10%		$60,593,403	0.88%	1.67%	0.88%	17.28%
Year Ended October 31, 2010 (f)	$9.75	0.19	0.41	0.60	(0.20)	–	(0.20)	$10.15	6.31%		$53,173,161	0.87%	1.96%	0.87%	15.48%
Year Ended October 31, 2009 (f)	$9.24	0.20	0.66	0.86	(0.22)	(0.13)	(0.35)	$9.75	9.44%		$38,324,442	0.87%	2.14%	0.87%	23.94%
Year Ended October 31, 2008	$10.55	0.29	(1.14)	(0.85)	(0.33)	(0.13)	(0.46)	$9.24	(8.40%	)	$20,228,887	0.82%	2.85%	0.82%	29.72%

Institutional Class Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$10.59	0.11	0.24	0.35	(0.12)	(0.18)	(0.30)	$10.64	3.44%		$55,960,252	0.23%	2.09%	0.23%	14.96%
Year Ended October 31, 2012 (f)	$10.36	0.23	0.30	0.53	(0.23)	(0.07)	(0.30)	$10.59	5.16%		$47,775,938	0.23%	2.16%	0.23%	15.75%
Year Ended October 31, 2011 (f)	$10.22	0.24	0.14	0.38	(0.24)	–	(0.24)	$10.36	3.75%		$36,683,488	0.24%	2.31%	0.24%	17.28%
Year Ended October 31, 2010 (f)	$9.81	0.25	0.42	0.67	(0.26)	–	(0.26)	$10.22	6.94%		$26,174,857	0.23%	2.54%	0.23%	15.48%
Year Ended October 31, 2009 (f)	$9.29	0.26	0.66	0.92	(0.27)	(0.13)	(0.40)	$9.81	10.24%		$10,218,039	0.24%	2.78%	0.24%	23.94%
Year Ended October 31, 2008	$10.62	0.36	(1.16)	(0.80)	(0.40)	(0.13)	(0.53)	$9.29	(7.89%	)	$5,705,718	0.20%	3.52%	0.20%	29.72%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	Effective February 28, 2009, Class R Shares were renamed Class R2 Shares.

73

Financial Highlights (Continued)

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Service Class Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$10.57	0.09	0.24	0.33	(0.10)	(0.18)	(0.28)	$10.62	3.24%		$213,757,891	0.63%	1.70%	0.63%	14.96%
Year Ended October 31, 2012 (f)	$10.34	0.18	0.30	0.48	(0.18)	(0.07)	(0.25)	$10.57	4.75%		$221,292,727	0.63%	1.77%	0.63%	15.75%
Year Ended October 31, 2011 (f)	$10.20	0.20	0.14	0.34	(0.20)	–	(0.20)	$10.34	3.35%		$218,800,000	0.64%	1.93%	0.64%	17.28%
Year Ended October 31, 2010 (f)	$9.79	0.22	0.41	0.63	(0.22)	–	(0.22)	$10.20	6.52%		$208,433,654	0.62%	2.25%	0.62%	15.48%
Year Ended October 31, 2009 (f)	$9.27	0.23	0.65	0.88	(0.23)	(0.13)	(0.36)	$9.79	9.85%		$197,458,875	0.65%	2.41%	0.65%	23.94%
Year Ended October 31, 2008	$10.58	0.32	(1.17)	(0.85)	(0.33)	(0.13)	(0.46)	$9.27	(8.31%	)	$175,298,293	0.58%	3.14%	0.59%	29.72%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

74

Notes to Financial Statements

April 30, 2013 (Unaudited)

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of April 30, 2013, the Trust operates thirty-six (36) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the five (5) series listed below (each, a “Fund”; collectively, the “Funds”).

-	Nationwide Investor Destinations Aggressive Fund (“Investor Destinations Aggressive”)
-	Nationwide Investor Destinations Moderately Aggressive Fund (“Investor Destinations Moderately Aggressive”)
-	Nationwide Investor Destinations Moderate Fund (“Investor Destinations Moderate”)
-	Nationwide Investor Destinations Moderately Conservative Fund (“Investor Destinations Moderately Conservative”)
-	Nationwide Investor Destinations Conservative Fund (“Investor Destinations Conservative”)

Each of the Funds is constructed as a “fund-of-funds,” which means that each of the Funds pursues its investment objective by allocating its investments primarily among other affiliated series of the Trust (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. Each of the Funds may also invest in an unregistered fixed interest contract (the “Nationwide Fixed Contract”) issued by Nationwide Life Insurance Company (“Nationwide Life”).

Each of the Funds is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of a Fund’s investments in its Underlying Funds is determined in accordance with the procedures described below. U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets
—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
—	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

75

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Shares of the Underlying Funds in which a Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

Each of the Funds (except Investor Destinations Aggressive) currently invests in the Nationwide Fixed Contract. The Nationwide Fixed Contract is a fixed interest rate contract issued and guaranteed by Nationwide Life. This contract has a stable principal value and pays the Fund a rate of interest, which is currently adjusted on a quarterly basis. During the six months ended April 30, 2013, the rate ranged from 3.50% to 3.55%. Because the contract is guaranteed by Nationwide Life, assuming no default, the Fund receives no more or less than the guaranteed principal amount. The Nationwide Fixed Contract has been valued each day at par, which is deemed to be fair value and categorized as a level 2 investment within the hierarchy. The par value is calculated each day by the summation of the following factors: (i) prior day’s par value; (ii) prior day’s interest accrued (par multiplied by guaranteed fixed rate); and (iii) current day net purchase or redemption.

At April 30, 2013, 100% of the market value of Investor Destinations Aggressive was determined based on Level 1 inputs.

The following tables provide a summary of the inputs used to value the Funds’ net assets as of April 30, 2013. Please refer to the Statements of Investments for additional information on portfolio holdings.

Investor Destinations Moderately Aggressive

	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$46,370,085	$—	$46,370,085
Mutual Funds	1,872,965,295	—	—	1,872,965,295
Total	$1,872,965,295	$46,370,085	$—	$1,919,335,380

Investor Destinations Moderate

	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$134,471,967	$—	$134,471,967
Mutual Funds	1,570,665,369	—	—	1,570,665,369
Total	$1,570,665,369	$134,471,967	$—	$1,705,137,336

Investor Destinations Moderately Conservative

	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$80,239,760	$—	$80,239,760
Mutual Funds	497,104,309	—	—	497,104,309
Total	$497,104,309	$80,239,760	$—	$577,344,069

76

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

Investor Destinations Conservative

	Level 1	Level 2	Level 3	Total
Assets:
Fixed Contract	$—	$90,923,798	$—	$90,923,798
Mutual Funds	343,124,948	—	—	343,124,948
Total	$343,124,948	$90,923,798	$—	$434,048,746

Amounts designated as “—” are zero or have been rounded to zero.

During	the six months ended April 30, 2013, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Securities listed on a foreign exchange are generally valued at the last sale price at the close of the exchange on which the security is principally traded. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to the Trust’s investment adviser, Nationwide Fund Advisors (“NFA”), and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to make fair value determinations. NFA and NFM have established a Fair Valuation Committee (“FVC”) to make fair value determinations.

The FVC follows guidelines approved by the Board of Trustees to make fair value determinations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security.

The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. Fair valuation factors are provided by an independent pricing service provider. When fair valuation factors are utilized, the value assigned to securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a fair valuation factor is generally categorized as a Level 2 investment within the hierarchy.

77

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect factors such as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

(b)	Cash Overdraft

As of April 30, 2013, Investor Destinations Aggressive, Investor Destinations Moderately Aggressive, Investor Destinations Moderate, and Investor Destinations Moderately Conservative had an overdrawn balance of $486, $92, $441, and $31, respectively, with the Funds’ custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced amounts equal to the overdrafts. Consistent with the Funds’ borrowing policy, the advances are deemed a temporary loan to the Funds. Such loans are payable upon demand and bear interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. These advances are separate from, and were not made pursuant to, the credit agreement discussed in Note 5 below.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the respective Funds. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(e)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely

78

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

understood administrative practices and precedents. Each Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority, that Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Each Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last four tax year ends and any interim tax period since then generally remain open for examination by taxing authorities.

The Funds engage in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

(f)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of that Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Each Fund pays NFA an investment advisory fee of 0.13% per year based on the Fund’s average daily net assets.

The Trust and NFA have entered into a written Expense Limitation Agreement that limits the Funds’ operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding 0.25% for each share class until February 28, 2014.

NFA may request and receive reimbursement from a Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to a Fund was made. However, no reimbursement may be made unless: (i) a Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses. Reimbursement by a Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

As of April 30, 2013, the Funds had no cumulative potential reimbursements, and no amounts were reimbursed to NFA pursuant to the Expense Limitation Agreement during the six months ended April 30, 2013.

79

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds, and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service provider a fee for these services.

Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the six months ended April 30, 2013, NFM received $810,785 in fees from the Funds under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $20 per customer per year.

Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Funds’ portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the six months ended April 30, 2013, the Funds’ aggregate portion of such costs amounted to $10,728.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate of 0.25% of Class A shares, 1.00% of Class B shares, 1.00% of Class C shares, 0.50% of Class R2 shares, and 0.25% of Service Class shares of each Fund. Institutional Class shares do not pay a distribution fee.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from and are not included in proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. NFD also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares, which may cause the redeemed value of a shareholder’s account to fall below the total purchase payments. A CDSC will be imposed on redemptions of Class B shares made within six years of purchase. Class C shares have a CDSC of 1% imposed on redemptions made within one year of purchase. For the six months ended April 30, 2013, NFD received commissions of $584,168 from front-end sales charges of Class A shares and from CDSCs from Class B and Class C shares of the Funds, of which $235,959 was re-allowed to affiliated broker-dealers of the Funds.

80

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class R2, and Service Class shares of each Fund.

For the six months ended April 30, 2013, NFS received the following amounts in administrative services fees from each Fund:

Fund	Amount
Investor Destinations Aggressive	$693,544
Investor Destinations Moderately Aggressive	1,068,810
Investor Destinations Moderate	893,935
Investor Destinations Moderately Conservative	303,283
Investor Destinations Conservative	226,802

As of April 30, 2013, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund.

Fund	% of Shares Outstanding Owned
Investor Destinations Aggressive	39.28%
Investor Destinations Moderately Aggressive	32.40
Investor Destinations Moderate	26.48
Investor Destinations Moderately Conservative	22.63
Investor Destinations Conservative	16.66

Each Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge a Fund any sales charge for buying or selling Underlying Fund shares. However, a Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how a Fund’s assets are allocated among the Underlying Funds.

81

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

4.  Investments in Affiliated Issuers

Each of the Funds invests in Institutional Class shares of the affiliated Underlying Funds, and four of the Funds invest in the Nationwide Fixed Contract. The Funds’ transactions in the shares of Underlying Funds and in the Nationwide Fixed Contract during the six months ended April 30, 2013 were as follows:

Investor Destinations Aggressive

Affiliated Issuer	Market Value at October 31, 2012	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at April 30, 2013
Nationwide International Index Fund	$315,196,764	$11,277,282	$22,147,843	$6,670,913	($9,249,248)	$348,771,198
Nationwide Mid Cap Market Index Fund	155,662,995	9,343,851	19,616,220	1,635,373	6,266,109	172,472,424
Nationwide S&P 500 Index Fund	414,518,630	18,595,166	27,184,394	5,065,350	6,056,692	458,675,115
Nationwide Small Cap Index Fund	102,495,665	7,391,781	9,855,588	1,721,857	3,520,578	114,922,268
Nationwide Bond Index Fund	53,994,823	6,242,835	3,284,141	720,261	679,274	56,620,494

Investor Destinations Moderately Aggressive

Affiliated Issuer	Market Value at October 31, 2012	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/(Loss)	Market Value at April 30, 2013
Nationwide International Index Fund	$437,448,403	$14,206,093	$26,090,453	$9,315,146	($13,993,488)	$487,572,363
Nationwide Mid Cap Market Index Fund	207,391,652	14,117,985	27,103,768	2,192,389	8,991,166	230,774,027
Nationwide S&P 500 Index Fund	604,083,644	22,727,531	33,516,167	7,416,713	8,985,999	670,801,310
Nationwide Small Cap Index Fund	136,557,290	11,028,267	13,519,389	2,311,822	5,088,126	154,117,294
Nationwide Bond Index Fund	269,803,340	25,223,110	47,200,061	3,242,290	6,056,429	246,265,377
Nationwide Enhanced Income Fund	44,657,508	2,956,200	1,281,909	199,491	(19,451)	46,180,742
Nationwide Inflation- Protected Securities Fund	—	38,228,692	692,399	28,300	(11,460)	37,254,182
Nationwide Fixed Contract	44,763,100	2,120,640	1,354,300	772,605	—	46,370,085

Investor Destinations Moderate

Affiliated Issuer	Market Value at October 31, 2012	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/(Loss)	Market Value at April 30, 2013
Nationwide International Index Fund	$251,649,184	$10,464,277	$22,206,384	$5,390,409	$(7,407,703)	$275,633,125
Nationwide Mid Cap Market Index Fund	155,340,707	13,068,913	23,127,849	1,651,696	6,825,977	172,647,975
Nationwide S&P 500 Index Fund	449,939,392	17,754,562	28,349,275	5,542,358	6,556,604	497,199,310
Nationwide Small Cap Index Fund	76,717,281	6,729,734	8,295,301	1,304,359	3,064,309	86,456,720
Nationwide Bond Index Fund	388,060,827	32,041,289	79,110,331	4,545,548	9,998,948	338,772,355
Nationwide Enhanced Income Fund	96,343,914	6,834,949	2,635,455	432,094	(51,506)	100,216,382
Nationwide Inflation-Protected Securities Fund	—	68,585,956	1,337,239	51,392	(22,243)	66,726,926
Nationwide Money Market Fund	32,061,473	1,820,381	869,278	—	—	33,012,576
Nationwide Fixed Contract	128,760,576	7,076,558	3,820,180	2,234,528	—	134,471,967

82

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

Investor Destinations Moderately Conservative

Affiliated Issuer	Market Value at October 31, 2012	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/(Loss)	Market Value at April 30, 2013
Nationwide International Index Fund	$54,191,551	$2,453,501	$5,482,625	$1,161,692	$1,403,645	$58,823,492
Nationwide Mid Cap Market Index Fund	32,114,861	2,809,401	5,570,124	341,022	3,408,986	35,001,988
Nationwide S&P 500 Index Fund	117,628,259	6,234,646	10,880,906	1,446,519	1,919,795	128,060,923
Nationwide Small Cap Index Fund	10,574,447	800,433	1,175,868	179,683	542,263	11,749,708
Nationwide Bond Index Fund	183,856,193	14,389,440	41,919,325	2,116,218	4,713,237	115,268,524
Nationwide Enhanced Income Fund	55,328,260	3,692,687	1,665,366	247,594	(30,606)	57,168,353
Nationwide Inflation-Protected Securities Fund	—	35,107,381	700,728	26,704	(10,725)	34,129,708
Nationwide Money Market Fund	16,570,919	830,304	499,610	—	—	16,901,613
Nationwide Fixed Contract	77,640,289	3,609,584	2,331,512	1,342,562	—	80,239,760

Investor Destinations Conservative

Affiliated Issuer	Market Value at October 31, 2012	Purchases at Cost	Sales Proceeds	Dividend/ Interest Income	Realized Gain/(Loss)	Market Value at April 30, 2013
Nationwide International Index Fund	$21,059,266	$1,757,842	$3,912,732	$453,029	$1,167,889	$21,866,988
Nationwide Mid Cap Market Index Fund	12,480,268	1,288,656	2,761,525	132,694	1,107,942	13,192,694
Nationwide S&P 500 Index Fund	49,863,348	3,649,361	7,628,765	610,107	3,609,527	52,227,014
Nationwide Bond Index Fund	173,172,124	13,022,910	46,046,416	1,945,820	4,877,665	139,136,083
Nationwide Enhanced Income Fund	60,191,836	3,606,763	3,015,513	267,794	(62,322)	60,580,269
Nationwide Inflation-Protected Securities Fund	—	36,472,266	1,565,920	27,976	(25,545)	34,606,360
Nationwide Money Market Fund	21,461,542	1,111,563	1,057,565	—	—	21,515,540
Nationwide Fixed Contract	90,496,673	3,611,995	4,804,704	1,553,083	—	90,923,798

Amounts designated as “—” are zero or have been rounded to zero.

Further information about each Underlying Fund (excluding the Nationwide Fixed Contract, which is not a mutual fund) may be found in such Underlying Fund’s most recent semi-annual report to shareholders, which is available at www.nationwide.com/mutualfunds.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan permitting the Trust to borrow up to $90,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to a Fund’s borrowing restrictions. There were no borrowings under the line of credit during the six months ended April 30, 2013. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

JPMorgan provides earnings credits for cash balances maintained in a Fund’s custody accounts, which are used to offset custody fees of a Fund.

83

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

6.  Investment Transactions

For the six months ended April 30, 2013, purchases and sales of investments (excluding short-term securities) were as follows:

Fund	Purchases	Sales
Investor Destinations Aggressive	$52,850,915	$82,088,186
Investor Destinations Moderately Aggressive	130,608,518	150,758,446
Investor Destinations Moderate	164,376,619	169,751,292
Investor Destinations Moderately Conservative	69,927,377	70,226,064
Investor Destinations Conservative	64,521,356	70,793,140

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfunds. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such Underlying Fund’s semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

In January 2013, Accounting Standards Update 2013-01 (“ASU 2013-01”), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (“ASU 2011-11”), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (i) offset in the financial statements or (ii) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Funds’ financial statements.

84

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

10.  Other

As of April 30, 2013, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Investor Destinations Aggressive	49.62%	3
Investor Destinations Moderately Aggressive	58.99	4
Investor Destinations Moderate	53.91	4
Investor Destinations Moderately Conservative	38.57	2
Investor Destinations Conservative	39.18	2

11. Federal Tax Information

As of April 30, 2013, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Investor Destinations Aggressive	$1,027,028,445	$124,433,054	$—	$124,433,054
Investor Destinations Moderately Aggressive	1,695,203,389	225,451,372	(1,319,381)	224,131,991
Investor Destinations Moderate	1,506,031,818	201,853,595	(2,748,077)	199,105,518
Investor Destinations Moderately Conservative	531,767,694	47,105,255	(1,528,880)	45,576,375
Investor Destinations Conservative	418,785,583	16,815,062	(1,551,899)	15,263,163

Amount designated as “—” is zero or has been rounded to zero.

12.  Subsequent Events

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

85

Supplemental Information

Renewal of Advisory Agreements

The Trust’s investment advisory agreements (together, the “Advisory Agreements”) with its Investment Adviser (the “Adviser”) must be approved for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of each series or fund of the Trust (individually a “Fund”), and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance and the services and support provided to the Fund and its shareholders.

In January 2013, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on continuation of the Advisory Agreements. The primary purpose of the January 2013 meeting was to ensure that the Trustees had ample opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Trustees also met in executive session with Independent Legal Counsel to consider the continuation of the Advisory Agreements outside the presence of management.

In preparation for the January 2013 meeting, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

A summary report for each Fund that set out a wide variety of summary information regarding the Fund, including performance, expense, and profitability information, and specifically including management’s analysis of the Fund’s performance and expenses and a specific recommendation as to action to be taken on the Fund’s advisory arrangements;

—

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple years ended September 30, 2012) compared with performance universes created by Lipper of similar or peer group funds and (b) expense rankings comparing the Fund’s contractual advisory fee and total expenses with expense groups and expense universes created by Lipper of similar or peer group funds;

—	Information from the Adviser describing, on a Fund-by-Fund basis, each Fund’s performance (over multiple years ended September 30, 2012) compared with the Fund’s benchmark and Lipper categories;
—

Information regarding fee arrangements, including the structure of the advisory fees, the method of computing fees and the frequency of payment of fees; voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation; any economies of scale resulting from increases in size of one or more Funds and the extent to which it may be appropriate for the Adviser to share some portion of the benefit of those economies with shareholders; and information regarding payments to financial intermediaries.

In considering this information, the Trustees took into account management style, investment strategies, and prevailing market conditions. In evaluating the Advisory Agreements, the Trustees also reviewed information provided by the Adviser concerning the following:

—	The terms of the Advisory Agreements, including a list of services performed by the Adviser;
—	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment management economic and financial analysis, and asset allocation strategy;
—

The Adviser’s personnel and methods, including the education, experience, and number of advisory and analytical personnel; general information about the compensation of the Adviser’s personnel with primary responsibility for management of the Trust; the Adviser’s investment management process, including methods

86

Supplemental Information (continued)

adopted to ensure compliance with investment objectives, policies and restrictions of the portfolios of the Funds; the Adviser’s risk assessment and risk management capabilities; the Adviser’s valuation and valuation oversight capabilities; time and attention of the Adviser’s investment supervisory personnel devoted to the investment portfolios of the Trust; and adequacy and sophistication of technology and systems with respect to investment and administrative matters;

—	Litigation pending, threatened or settled involving the Adviser, and the results of any audits, investigations or examinations of the Securities and Exchange Commission;
—	The financial condition and stability of the Adviser, including financial arrangements between the Adviser and the Adviser’s parent organization; and
—

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent.

At the January 2013 meeting, the Trustees reviewed, considered and discussed, among themselves and with the Adviser, Trust counsel, and Independent Legal Counsel, among other things, the information described above, and information regarding the nature, extent and quality of services provided by the Adviser under the Advisory Agreement. The Trustees also considered, where applicable, expense caps and fee waivers; reports provided throughout the year with respect to brokerage and portfolio transactions, including the standards for best execution, performance in meeting those standards, allocation of soft dollars for research products and services, portfolio turnover rates, and other benefits from the allocation of brokerage; and the effect of advisory and other fees on the Fund’s total expenses, including comparisons of expenses and expense ratios with those of comparable mutual funds. Management also reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the Fund and the bases for that recommendation. In respect of Funds managed directly by the Adviser (which are typically managed as Funds of Funds, investing in other mutual funds), the Trustees took into account information provided by the Adviser as to the effect on performance of asset allocation, whether dictated by a Fund’s stated investment policies, or implemented by the Adviser in its discretion; they also took into account that the comparison between the expenses of such a Fund and those of certain of its peer funds may be made more difficult by differences in the way indirect expenses of investments in other mutual funds are taken into account and reflected in expense data. The Trustees considered the Adviser’s profitability in providing services under the Advisory Agreements, together with an explanation of the Adviser’s methodology in calculating its profitability. They concluded in each case that the level of profitability to the Adviser did not appear unreasonably high.

The Trustees noted that while the Nationwide Investor Destination Funds’ actual advisory fee rates were above the actual advisory fee rate medians of the Funds’ expense groups, the Funds’ total expense ratios (excluding 12b-1/non-12b-1 fees) were below their expense group medians. The Trustees considered, moreover, management’s view that a large number of the Funds’ peers (which are funds of funds) pay no, or very low, advisory fees because their advisers receive the full amount of the advisory fees paid by the affiliated funds in which the peer funds invest. The Trustees noted management’s explanation that, because NFA is a manager of managers, it receives advisory fees both at the fund-of-funds level and at the underlying fund level, intended to compensate it for both its services in overseeing the advisory function at the underlying fund level, and providing its asset allocation service at the fund-of-funds level. The Trustees further noted that the total expense ratios (excluding 12b-1/non-12b-1 fees) for all of the Funds are in the first quintile of the Funds’ expense groups, reflecting the Funds’ relatively low total expenses as compared to peer funds.

The Trustees considered that most of the Funds’ Service Class shares had achieved total return performance below the performance universe median for the three-year period ended September 30, 2012. The Trustees noted management’s view that the Funds’ relative underperformance was the result of product design. In particular, the Trustees took into account management’s statements that the Funds are managed to produce total return performance principally by investing relatively fixed asset allocations over time in the Funds’ five core asset classes (the allocations varying depending on the intended risk profile of a Fund), and that the Funds may over various periods underperform many peer funds that allocate their assets more actively. The Trustees considered management’s belief that the Funds

87

Supplemental Information (continued)

generally provide cost-effective investment vehicles offering exposures to specified asset classes over the long term at differing intended levels of risk.

At the March 2013 Board meeting, the Trustees received and considered information provided by the Adviser in follow-up from the January 2013 Board meeting. After extensive discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, the Trustees concluded the following:

—	The investment performance of each Fund was acceptable; and
—	The nature, extent, and quality of the investment advisory services provided to each Fund by the Adviser were appropriate and consistent with the terms of the Advisory Agreements.

The Trustees also determined to continue to review ways, and the extent to which, economies of scale might be shared between the Adviser and shareholders of the Funds over time.

Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

88

Management Information

April 30, 2013

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	95	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	95	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
Phyllis Kay Dryden 1947	Trustee since December 2004

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

			95	None

89

Management Information (Continued)

April 30, 2013

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	95	None
Barbara l. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	95	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	95	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	95	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	95	None

90

Management Information (Continued)

April 30, 2013

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	95	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

91

Management Information (Continued)

April 30, 2013

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group[4]. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments[4].	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[4].	N/A	N/A
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A

92

Management Information (Continued)

April 30, 2013

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

93

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Nationwide, Nationwide Financial, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

©2013 Nationwide Funds Group.

All rights reserved.

SAR-ID 6/13

Nationwide Mutual Funds

SemiannualReport

April 30, 2013 (Unaudited)

Target Destination Funds

Nationwide Destination 2010 Fund

Nationwide Destination 2015 Fund

Nationwide Destination 2020 Fund

Nationwide Destination 2025 Fund

Nationwide Destination 2030 Fund

Nationwide Destination 2035 Fund

Nationwide Destination 2040 Fund

Nationwide Destination 2045 Fund

Nationwide Destination 2050 Fund

Nationwide Destination 2055 Fund

Nationwide Retirement Income Fund

SemiannualReport

April 30, 2013 (Unaudited)

Contents

1	Message to Shareholders
5	Summary of Market Environment

Target Destination Funds
6	Nationwide Destination 2010 Fund
20	Nationwide Destination 2015 Fund
34	Nationwide Destination 2020 Fund
48	Nationwide Destination 2025 Fund
62	Nationwide Destination 2030 Fund
75	Nationwide Destination 2035 Fund
89	Nationwide Destination 2040 Fund
103	Nationwide Destination 2045 Fund
117	Nationwide Destination 2050 Fund
131	Nationwide Destination 2055 Fund
144	Nationwide Retirement Income Fund

158	Notes to Financial Statements

169	Supplemental Information

172	Management Information

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice. Portfolio composition is accurate as of the date of this report and is subject to change at any time.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent

12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Message to Shareholders

April 30, 2013

Dear Shareholder,

Investing is like marriage. For the relationship to work, you must make an informed commitment and then honor it for better and for worse, through sickness and in health.

Today, most Americans understand that they are responsible for their own retirement and must make a commitment to prepare for the future. Yet, despite this awareness, many people are still struggling with owning their financial futures. While hard at work to support their daily needs, they avoid making long-term plans. Their current obligations and a complex investment climate seem overwhelming, so they choose not to choose. Without a comprehensive long-term financial agenda, the future can be very uncertain.

As a Nationwide Mutual Funds shareholder, you can be confident that you and your financial advisor have selected a reliable partner to share your journey. We are dedicated to offering a solid diversified fund lineup, as well as innovative solutions, outcome-oriented products and the experience to guide your investments through market cycles.

We know that this is a difficult time for investors. Healing from the economic downturn that began in 2008 is taking longer than we would like, yet while progress in the economy has been tepid, the stock market has gone on a tear, posting double-digit returns. Reflecting a broad-based view of economic recovery, the S&P 500® Index posted a return of 14.42% during the six-month reporting period.

Still, headlines about the real and perceived potential effects of domestic and international political and economic challenges often cause investor unease, while the facts indicate that moderate progress has been made in several areas. During the past six months, the U.S. economy avoided falling off the fiscal cliff, weathered the effects of the sequester and produced moderately encouraging economic indicators, including modest improvements in unemployment rates and the housing market. Even at a slow pace, the more months with some good economic news and little, or no, bad news, the closer we will be to a sustainable recovery.

As we move forward, keep in mind that periods of volatility and market downturns are a natural part of the economic cycle and should be expected. Long-term results are what matter most. We have more than 80 years of experience managing our customers’ assets through all types of markets.

We appreciate the commitment you have made to Nationwide Mutual Funds. We pride ourselves on keeping our promises and will continue to make your success our first priority.

Thank you.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

1

Important Disclosures

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Funds, please call 1-800-848-0920 to request a summary prospectus and/or a prospectus, or download a summary prospectus and/or a prospectus at nationwide.com/mutualfunds. Please read it carefully before investing any money.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the fund’s portfolio. A more recent listing of each fund’s portfolio holdings can be found on the Trust’s Internet site: nationwide.com/mutualfunds.

The Funds’ Adviser or its employees may have a position in the securities named in this report.

The Nationwide Target Destination Funds are designed to provide diversification across a variety of asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Nationwide Target Destination Funds, each investor is indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds.

In general, a fund with a later target date is expected to be more volatile, and thus riskier, because of its greater allocation to equity securities than a fund with an earlier target date. A fund at its target date through the next 20 years is expected to be less volatile than a fund in its “pre-target-date” stage. The Nationwide Retirement Income Fund, which is the vehicle intended to serve investors who are approximately 20 years beyond a fund’s target date, is expected to be the least volatile of the Funds due to the Retirement Income Fund’s further reduced exposure to equity securities.

The target date is the approximate date when an investor may choose to retire and/or begin withdrawing from the Fund. The Fund’s principal value is not guaranteed at any time, including at the target date designated in the Fund’s name.

Asset allocation is the process of spreading assets across several different investment styles and asset classes. The purpose is to potentially reduce long-term risk and capture potential profits across various asset classes.

There is no assurance that the investment objective of any fund (or that of any underlying fund) will be achieved or that a diversified portfolio will produce better results than a nondiversified portfolio. Diversification does not guarantee returns or insulate an investor from potential losses, including the possible loss of principal.

Each Fund is subject to different levels of risk, based on the types and sizes of its underlying asset class allocations and its allocation strategy. In addition, each Fund’s underlying funds may be subject to specific investment risks such as those associated with: (i) bonds and short-term instruments, (ii) small companies, (iii) mid-sized companies, (iv) international securities, (v) real estate investment trusts (REITs), and (vi) initial public offerings (IPOs). Please see the Funds’ prospectus for information about the specific risks of this type of investment.

Because a Fund’s allocation may not match a particular investor’s retirement goal and an investor may have different retirement needs than anticipated, there is no guarantee that an investor will have the desired level of retirement assets available. Also, an investor may have different retirement needs than the allocation model anticipates.

Ibbotson Associates, Inc. (“Ibbotson”) is a registered investment advisor and wholly owned subsidiary of Morningstar, Inc. The Ibbotson name and logo are properties of Ibbotson. Ibbotson and its affiliates are not related to Nationwide and its affiliates.

Because each asset class has target allocation ranges based on research conducted by Ibbotson for Nationwide Funds Group, these allocations will vary. Day-to-day market activity will likely cause a Fund’s asset allocations to fluctuate from the stated target. Under ordinary circumstances, the Adviser will periodically rebalance the assets of each Fund in order to conform its actual allocations to those stated in the then-current prospectus. The asset class target allocations are subject to change at any time and without notice. For more information, refer to the Funds’ prospectus.

2

Important Disclosures (Continued)

Performance

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class R2 shares (Institutional Class shares for the Nationwide Destination 2055 Fund; Institutional Service Class shares for the Nationwide Retirement Income Fund). Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays Emerging Markets USD Aggregate Bond Index: An unmanaged index comprising fixed-rate and floating-rate U.S. dollar-denominated bonds from sovereign, quasi-sovereign and corporate emerging market issuers; the countries considered to be emerging markets are determined by annual review using rules-based classifications from the World Bank income group and the International Monetary Fund (IMF).

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index comprising fixed-rate, non-investment-grade debt securities that are U.S. dollar-denominated and non-convertible; the maximum exposure to any one issuer is limited to 2%.

Morningstar® (Mstar) Lifetime Allocation Indexes: A series of 13 unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on Ibbotson Associates’ Lifetime Asset Allocation methodology.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

S&P/Case-Shiller® Home Price Indexes: A family of unmanaged, value-weighted indexes designed to measure the average change in home prices in particular U.S. geographic markets; the S&P/Case-Shiller® U.S. National Home Price Index is calculated quarterly as a composite of single-family home price repeat sales indexes for the nine U.S. Census divisions; the S&P/Case-Shiller® 10-City Composite Home Price Index and the S&P/Case-Shiller® 20-City Composite Home Price Index cover 10 and 20 metropolitan statistical areas, respectively, are calculated monthly using a three-month moving average, and are published with a two-month lag.

Sales Charge and Fee Information

•	Nationwide Destination 2010 Fund
•	Nationwide Destination 2015 Fund
•	Nationwide Destination 2020 Fund
•	Nationwide Destination 2025 Fund
•	Nationwide Destination 2030 Fund

3

Important Disclosures (Continued)

•	Nationwide Destination 2035 Fund
•	Nationwide Destination 2040 Fund
•	Nationwide Destination 2045 Fund
•	Nationwide Destination 2050 Fund

Class R2 shares have no sales charge and a 0.50% 12b-1 fee.

•	Nationwide Destination 2055 Fund

Institutional Class shares have no sales charge or 12b-1 fee.

•	Nationwide Retirement Income Fund

Institutional Service Class shares have no sales charge or 12b-1 fee.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds. Nationwide Fund Advisors (NFA) is the investment adviser to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not an affiliate of Morningstar, Inc. NFD is affiliated with Nationwide Fund Advisors.

4

Summary of Market Environment

April 30, 2013

U.S. Stocks Advanced

The U.S. stock market began the six-month reporting period ended April 30, 2013, with a slight gain in November 2012 as investors expressed caution about the U.S. presidential election. President Obama was reelected for a second term, while Democrats retained control in the Senate and Republicans retained control of the House of Representatives. Immediately after the election, attention was once again focused on the fiscal cliff. In December 2012, the expected effects of the fiscal cliff were mostly avoided thanks to the permanent extension of the Bush-era tax cuts for many (but not all) taxpayers and a temporary postponement of the sequester. U.S. stock markets, as measured by the S&P 500® Index, posted a positive return for the month.

With uncertainty about the fiscal cliff and the presidential election resolved, U.S. stock markets, as measured by the S&P 500 Index, returned 10.61% for the first quarter of 2013. The equity markets continued their gains through April 2013, with the S&P 500 Index returning 1.93% for the month. Job growth reports at the beginning of 2013 were strong, but slowed in March, when the economy added just 88,000 new jobs, well below forecasts. The unemployment rate for March dropped to a four-year low of 7.6%, due to a combination of new jobs added and unemployed workers abandoning the job market.

Aside from a weak fourth-quarter 2012 gross domestic product (GDP) figure and the ambivalent employment numbers in early 2013, other economic data from the first quarter of 2013 were more positive. Housing markets proved strong, with housing prices rising 8.1% in January 2013 as reported by the Case-Shiller Index. Mergers-and-acquisitions activity during the first quarter of 2013 included high-profile deals such as Berkshire Hathaway acquiring Heinz as well as a merger between American Airlines and U.S. Airways, suggesting that deal-making activity may be increasing. The S&P 500 Index posted a return of 14.42% during the six-month reporting period.

International Stocks Rallied

International stocks and emerging market stocks posted positive returns during the reporting period. Investors in the international markets remained focused on Europe’s economic struggles, inconclusive Italian elections and a large bailout for the small island nation of Cyprus. Cypriot banks had amassed significant exposure to Greek assets, and when the Greek economy collapsed, Cyprus had to request a bailout from the European Union, the European Central Bank and the International Monetary Fund. For the reporting period, international stocks, as measured by the MSCI EAFE® Index, returned 16.90%, and emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 5.29%.

Riskier Assets Outperformed

Overall during the reporting period, investors continued to regain some of their risk appetite, as evidenced in both the equity and the fixed-income markets. Riskier assets within the fixed-income markets rallied, as many central banks continued to provide accommodative monetary policy.

High-yield credit outperformed investment-grade credit, and emerging market debt outperformed international and U.S. debt during the reporting period. The Barclays U.S. Aggregate Bond Index returned 0.90% for the reporting period, while the Barclays U.S. Corporate High Yield 2% Issuer Cap Index posted a return of 7.26%. The Barclays Emerging Markets USD Aggregate Bond Index posted a return of 2.57% for the reporting period.

5

Nationwide Destination 2010 Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the semiannual period ended April 30, 2013, the Nationwide Destination 2010 Fund (Class R2) returned 6.62% versus 6.02% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2010 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2010 Funds (consisting of 132 funds as of April 30, 2013) was 5.99% for the same time period.

Which underlying funds contributed the most to the Fund’s performance?

The most positive returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide International Index Fund (with target allocations of 17% and 13%, respectively), which gained 14.29% and 16.68%, respectively.

All 10 sectors within the S&P 500® Index (the benchmark for the Nationwide S&P 500 Index Fund) recorded positive returns during the reporting period. The sectors that made the strongest contributions were consumer discretionary, health care and financials.

All 10 sectors within the MSCI EAFE® Index (the benchmark for the Nationwide International Index Fund) recorded positive returns during the reporting period. The sectors that made the strongest contributions to the Fund were consumer discretionary, financials and health care.

Which underlying funds detracted the most from the Fund’s performance?

The underlying investment that contributed the smallest return for the Fund during the reporting period was the Nationwide Inflation-Protected Securities Fund (with a target allocation of 13%), which registered -0.02%.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

6

Fund Performance	Nationwide Destination 2010 Fund

Average Annual Total Return

(For periods ended April 30, 2013)

		Six Months*	1 Yr.	5 Yr.	Inception[5]
Class A	w/o SC1	6.71%	9.41%	2.17%	2.33%
	w/SC2	0.54%	3.07%	0.97%	1.27%
Class C	w/o SC1	6.47%	8.80%	1.60%	1.74%
	w/SC3	5.47%	7.80%	1.60%	1.74%
Class R1[4]		6.46%	8.90%	1.75%	1.87%
Class R2[4]		6.62%	9.16%	1.89%	2.05%
Institutional Service Class[4]		6.99%	9.95%	2.62%	2.71%
Institutional Class[4]		6.98%	9.94%	2.63%	2.77%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Since inception date of August 30, 2007.

Expense Ratios

Expense Ratio*
Class A	0.94%
Class C	1.44%
Class R1	1.34%
Class R2	1.19%
Institutional Service Class	0.69%
Institutional Class	0.44%
*	Current effective prospectus dated March 1, 2013. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2014. Please see the Fund’s most recent prospectus for details.

7

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R2 shares of the Nationwide Destination 2010 Fund from inception through 4/30/13 versus the Morningstar Lifetime Moderate 2010 Index(a) and the Consumer Price Index (CPI)(b) from 9/1/07 through 4/30/13. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The Morningstar® Lifetime Allocation Indexes are a series of 13 unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on Ibbotson Associates’ Lifetime Asset Allocation methodology.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

8

Shareholder Expense Example	Nationwide Destination 2010 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2012) and continued to hold your shares at the end of the reporting period (April 30, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2012 through April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2012 through April 30, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2013

Nationwide Destination 2010 Fund			Beginning Account Value ($) 11/01/12	Ending Account Value ($) 04/30/13	Expenses Paid During Period ($) 11/01/12 - 04/30/13[a,b]	Expense Ratio During Period (%) 11/01/12 - 04/30/13[a,b]
Class A Shares	Actual		1,000.00	1,067.10	3.23	0.63
	Hypothetical	[c]	1,000.00	1,021.67	3.16	0.63
Class C Shares	Actual		1,000.00	1,064.70	5.78	1.13
	Hypothetical	[c]	1,000.00	1,019.19	5.66	1.13
Class R1 Shares	Actual		1,000.00	1,064.60	5.27	1.03
	Hypothetical	[c]	1,000.00	1,019.69	5.16	1.03
Class R2 Shares	Actual		1,000.00	1,066.20	4.51	0.88
	Hypothetical	[c]	1,000.00	1,020.43	4.41	0.88
Institutional Service Class Shares	Actual		1,000.00	1,069.90	0.67	0.13
	Hypothetical	[c]	1,000.00	1,024.15	0.65	0.13
Institutional Class Shares	Actual		1,000.00	1,069.80	0.67	0.13
	Hypothetical	[c]	1,000.00	1,024.15	0.65	0.13

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2012 through April 30, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

9

Portfolio Summary April 30, 2013 (Unaudited)	Nationwide Destination 2010 Fund

Asset Allocation †
Equity Funds	37.2%
Fixed Income Funds	35.8%
Alternative Assets	25.1%
Money Market Fund	2.0%
Liabilities in excess of other assets	(0.1%)

100.0%

Top Holdings ††
Nationwide Alternatives Allocation Fund, Institutional Class	25.0%
Nationwide Bond Index Fund, Institutional Class	20.9%
Nationwide S&P 500 Index Fund, Institutional Class	17.0%
Nationwide Inflation-Protected Securities Fund, Institutional Class	10.9%
Nationwide International Index Fund, Institutional Class	10.1%
Nationwide Mid Cap Market Index Fund, Institutional Class	7.1%
Nationwide Small Cap Index Fund, Institutional Class	3.0%
iShares Barclays 1-3 Year Credit Bond Fund	2.0%
Nationwide Money Market Fund, Institutional Class	2.0%
iShares Barclays 1-3 Year Treasury Bond Fund	2.0%

100.0%

†	Percentages indicated are based upon net assets as of April 30, 2013.

††	Percentages indicated are based upon total investments as of April 30, 2013.

The accompanying notes are an integral part of these financial statements.

10

Statement of Investments

April 30, 2013 (Unaudited)

Nationwide Destination 2010 Fund

Mutual Funds 96.1%

	Shares	Market Value

Alternative Assets 25.1%
Nationwide Alternatives Allocation Fund, Institutional Class (a)	879,668	$8,893,443

Total Alternative Assets (cost $8,595,350)		8,893,443

Equity Funds 37.2%
Nationwide International Index Fund, Institutional Class (a)	451,778	3,569,045
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	148,615	2,504,166
Nationwide S&P 500 Index Fund, Institutional Class (a)	458,618	6,053,764
Nationwide Small Cap Index Fund, Institutional Class (a)	79,535	1,072,126

Total Equity Funds (cost $11,126,638)		13,199,101

Fixed Income Funds 31.8%
Nationwide Bond Index Fund, Institutional Class (a)	633,210	7,421,223
Nationwide Inflation-Protected Securities Fund, Institutional Class (a)	386,148	3,880,788

Total Fixed Income Funds (cost $11,281,672)		11,302,011

Money Market Fund 2.0%
Nationwide Money Market Fund, Institutional Class, 0.00% *(a)(b)	705,740	705,740

Total Money Market Fund (cost $705,740)		705,740

Total Mutual Funds (cost $31,709,400)		34,100,295

Exchange Traded Funds 4.0%

	Shares	Market Value

Fixed Income Funds 4.0%
iShares Barclays 1-3 Year Credit Bond Fund	6,693	$706,714
iShares Barclays 1-3 Year Treasury Bond Fund	8,339	704,729

Total Exchange Traded Funds (cost $1,407,873)		1,411,443

Total Investments (cost $33,117,273) (c) — 100.1%		35,511,738

Liabilities in excess of other assets — (0.1)%		(21,313)

NET ASSETS — 100.0%		$35,490,425

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of April 30, 2013.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

11

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

Nationwide Destination 2010 Fund
Assets:
Investments in affiliates, at value (cost $31,709,400)	$34,100,295
Investments in non-affiliates, at value (cost $1,407,873)	1,411,443

Total Investments	35,511,738

Cash	832
Receivable for investments sold	25,708
Receivable for capital shares issued	7,730

Total Assets	35,546,008

Liabilities:
Payable for capital shares redeemed	33,438
Accrued expenses and other payables:
Investment advisory fees	3,770
Distribution fees	11,494
Administrative servicing fees	6,764
Trustee fees (Note 3)	63
Professional fees (Note 3)	54

Total Liabilities	55,583

Net Assets	$35,490,425

Represented by:
Capital	$33,261,597
Accumulated distributions in excess of net investment income	(25,498)
Accumulated net realized losses from affiliated and non-affiliated investments	(140,139)
Net unrealized appreciation/(depreciation) from investments in affiliates	2,390,895
Net unrealized appreciation/(depreciation) from investments in non-affiliates	3,570

Net Assets	$35,490,425

Net Assets:
Class A Shares	$9,060,642
Class C Shares	1,266,374
Class R1 Shares	2,100,040
Class R2 Shares	18,382,394
Institutional Service Class Shares	11,441
Institutional Class Shares	4,669,534

Total	$35,490,425

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,015,746
Class C Shares	142,720
Class R1 Shares	236,113
Class R2 Shares	2,066,575
Institutional Service Class Shares	1,282
Institutional Class Shares	522,653

Total	3,985,089

12

Nationwide Destination 2010 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$8.92
Class C Shares (a)	$8.87
Class R1 Shares	$8.89
Class R2 Shares	$8.90
Institutional Service Class Shares	$8.92
Institutional Class Shares	$8.93
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.46

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

13

Statement of Operations

For the Six Months Ended April 30, 2013 (Unaudited)

Nationwide Destination 2010 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$346,571
Dividend income from non-affiliates	5,755

Total Income	352,326

EXPENSES:
Investment advisory fees	22,012
Distribution fees Class A	11,509
Distribution fees Class C	5,711
Distribution fees Class R1	6,658
Distribution fees Class R2	43,402
Administrative servicing fees Class A	11,509
Administrative servicing fees Class R1	2,561
Administrative servicing fees Class R2	21,701
Professional fees (Note 3)	117
Trustee fees (Note 3)	609

Total Expenses	125,789

NET INVESTMENT INCOME	226,537

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	241,715
Net realized gains from investment transactions with affiliates	144,442
Net realized gains from investment transactions with non-affiliates	124

Net realized gains from affiliated and non-affiliated investments	386,281

Net change in unrealized appreciation/(depreciation) from investments in affiliates	1,608,935
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(799)

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	1,608,136

Net realized/unrealized gains from affiliated and non-affiliated investments	1,994,417

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,220,954

The accompanying notes are an integral part of these financial statements.

14

Statements of Changes in Net Assets

	Nationwide Destination 2010 Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
Operations:
Net investment income	$226,537	$242,139
Net realized gains from affiliated and non-affiliated investments	386,281	783,042
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	1,608,136	927,559

Change in net assets resulting from operations	2,220,954	1,952,740

Distributions to Shareholders From:
Net investment income:
Class A	(72,727)	(77,713)
Class C	(7,592)	(2,685)
Class R1	(14,251)	(11,078)
Class R2	(121,999)	(125,711)
Institutional Service Class	(13)	(16)
Institutional Class	(40,613)	(47,272)
Net realized gains:
Class A	(212,072)	(610,422)
Class C	(26,928)	(14,276)
Class R1	(50,284)	(147,816)
Class R2	(407,077)	(1,423,244)
Institutional Service Class	(29)	(83)
Institutional Class	(84,987)	(242,545)

Change in net assets from shareholder distributions	(1,038,572)	(2,702,861)

Change in net assets from capital transactions	883,643	1,305,507

Change in net assets	2,066,025	555,386

Net Assets:
Beginning of period	33,424,400	32,869,014

End of period	$35,490,425	$33,424,400

Accumulated undistributed (distributions in excess of) net investment income at end of period	$(25,498)	$5,160

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,730,815	$2,509,944
Dividends reinvested	284,799	688,135
Cost of shares redeemed	(4,226,408)	(952,730)

Total Class A Shares	(1,210,794)	2,245,349

Class C Shares
Proceeds from shares issued	221,124	756,216
Dividends reinvested	34,520	16,961
Cost of shares redeemed	(1,334)	(5,996)

Total Class C Shares	254,310	767,181

15

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2010 Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
CAPITAL TRANSACTIONS: (continued)
Class R1 Shares
Proceeds from shares issued	$324,415	$1,064,634
Dividends reinvested	64,535	158,894
Cost of shares redeemed	(340,595)	(1,229,767)

Total Class R1 Shares	48,355	(6,239)

Class R2 Shares
Proceeds from shares issued	2,121,644	4,690,415
Dividends reinvested	529,076	1,548,955
Cost of shares redeemed	(1,863,023)	(8,117,699)

Total Class R2 Shares	787,697	(1,878,329)

Institutional Service Class Shares
Proceeds from shares issued	357,630	–
Dividends reinvested	42	99
Cost of shares redeemed	(347,991)	–

Total Institutional Service Class Shares	9,681	99

Institutional Class Shares
Proceeds from shares issued	1,317,010	1,046,509
Dividends reinvested	125,600	289,817
Cost of shares redeemed	(448,216)	(1,158,880)

Total Institutional Class Shares	994,394	177,446

Change in net assets from capital transactions	$883,643	$1,305,507

SHARE TRANSACTIONS:
Class A Shares
Issued	309,310	294,071
Reinvested	33,559	85,329
Redeemed	(480,678)	(111,925)

Total Class A Shares	(137,809)	267,475

Class C Shares
Issued	25,522	90,076
Reinvested	4,081	2,104
Redeemed	(155)	(692)

Total Class C Shares	29,448	91,488

Class R1 Shares
Issued	37,420	125,505
Reinvested	7,610	19,758
Redeemed	(39,428)	(146,475)

Total Class R1 Shares	5,602	(1,212)

Class R2 Shares
Issued	245,062	558,608
Reinvested	62,459	192,581
Redeemed	(215,676)	(964,889)

Total Class R2 Shares	91,845	(213,700)

16

	Nationwide Destination 2010 Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
SHARE TRANSACTIONS: (continued)
Institutional Service Class Shares
Issued	41,234	–
Reinvested	5	12
Redeemed	(40,096)	–

Total Institutional Service Class Shares	1,143	12

Institutional Class Shares
Issued	151,920	124,703
Reinvested	14,747	35,826
Redeemed	(50,947)	(136,135)

Total Institutional Class Shares	115,720	24,394

Total change in shares	105,949	168,457

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

17

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2010 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$8.63	0.07	0.50	0.57	(0.07)	(0.21)	(0.28)	$8.92	6.71%		$9,060,642	0.63%	1.54%	0.63%	16.23%
Year Ended October 31, 2012 (f)	$8.87	0.07	0.42	0.49	(0.08)	(0.65)	(0.73)	$8.63	6.17%		$9,953,015	0.66%	0.84%	0.66%	81.09%
Year Ended October 31, 2011 (f)	$9.12	0.17	0.01	0.18	(0.17)	(0.26)	(0.43)	$8.87	2.08%		$7,858,531	0.83%	1.92%	0.83%	81.36%
Year Ended October 31, 2010 (f)	$8.30	0.13	0.84	0.97	(0.15)	--	(0.15)	$9.12	11.72%		$8,099,252	0.84%	1.48%	0.84%	34.56%
Year Ended October 31, 2009 (f)	$7.59	0.16	0.77	0.93	(0.18)	(0.04)	(0.22)	$8.30	12.58%		$3,447,411	0.83%	2.10%	0.83%	35.33%
Year Ended October 31, 2008 (f)	$10.54	0.25	(2.92)	(2.67)	(0.25)	(0.03)	(0.28)	$7.59	(25.92%	)	$388,803	0.63%	2.73%	0.73%	42.69%

Class C Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$8.59	0.04	0.51	0.55	(0.06)	(0.21)	(0.27)	$8.87	6.47%		$1,266,374	1.13%	0.93%	1.13%	16.23%
Year Ended October 31, 2012 (f)	$8.84	0.02	0.43	0.45	(0.05)	(0.65)	(0.70)	$8.59	5.67%		$973,276	1.14%	0.27%	1.14%	81.09%
Year Ended October 31, 2011 (f)	$9.09	0.13	0.01	0.14	(0.13)	(0.26)	(0.39)	$8.84	1.46%		$192,640	1.33%	1.38%	1.33%	81.36%
Year Ended October 31, 2010 (f)	$8.28	0.10	0.82	0.92	(0.11)	--	(0.11)	$9.09	11.24%		$189,659	1.34%	1.14%	1.34%	34.56%
Year Ended October 31, 2009 (f)	$7.58	0.13	0.75	0.88	(0.14)	(0.04)	(0.18)	$8.28	11.87%		$77,251	1.32%	1.62%	1.32%	35.33%
Year Ended October 31, 2008 (f)	$10.53	0.20	(2.94)	(2.74)	(0.18)	(0.03)	(0.21)	$7.58	(26.48%	)	$776	1.42%	2.08%	1.46%	42.69%

Class R1 Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$8.61	0.05	0.50	0.55	(0.06)	(0.21)	(0.27)	$8.89	6.46%		$2,100,040	1.03%	1.09%	1.03%	16.23%
Year Ended October 31, 2012 (f)	$8.85	0.04	0.42	0.46	(0.05)	(0.65)	(0.70)	$8.61	5.79%		$1,984,467	1.07%	0.43%	1.07%	81.09%
Year Ended October 31, 2011 (f)	$9.11	0.13	0.01	0.14	(0.14)	(0.26)	(0.40)	$8.85	1.61%		$2,051,724	1.23%	1.40%	1.23%	81.36%
Year Ended October 31, 2010 (f)	$8.28	0.13	0.81	0.94	(0.11)	--	(0.11)	$9.11	11.34%		$1,453,959	1.24%	1.53%	1.24%	34.56%
Year Ended October 31, 2009 (f)	$7.58	0.14	0.75	0.89	(0.15)	(0.04)	(0.19)	$8.28	12.10%		$2,562,514	1.23%	1.83%	1.23%	35.33%
Year Ended October 31, 2008 (f)	$10.53	0.22	(2.93)	(2.71)	(0.21)	(0.03)	(0.24)	$7.58	(26.37%	)	$1,163,575	1.01%	2.38%	1.09%	42.69%

Class R2 Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$8.61	0.05	0.51	0.56	(0.06)	(0.21)	(0.27)	$8.90	6.62%		$18,382,394	0.88%	1.17%	0.88%	16.23%
Year Ended October 31, 2012 (f)	$8.85	0.05	0.42	0.47	(0.06)	(0.65)	(0.71)	$8.61	5.93%		$16,995,542	0.92%	0.60%	0.92%	81.09%
Year Ended October 31, 2011 (f)	$9.10	0.14	0.02	0.16	(0.15)	(0.26)	(0.41)	$8.85	1.73%		$19,367,799	1.08%	1.59%	1.08%	81.36%
Year Ended October 31, 2010 (f)	$8.28	0.13	0.82	0.95	(0.13)	--	(0.13)	$9.10	11.59%		$17,033,905	1.09%	1.48%	1.09%	34.56%
Year Ended October 31, 2009 (f)	$7.57	0.15	0.75	0.90	(0.15)	(0.04)	(0.19)	$8.28	12.14%		$12,117,057	1.08%	1.97%	1.08%	35.33%
Year Ended October 31, 2008 (f)	$10.53	0.22	(2.91)	(2.69)	(0.24)	(0.03)	(0.27)	$7.57	(26.14%	)	$6,269,221	1.02%	2.37%	1.10%	42.69%

Institutional Service Class Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$8.63	0.02	0.57	0.59	(0.09)	(0.21)	(0.30)	$8.92	6.99%		$11,441	0.13%	0.48%	0.13%	16.23%
Year Ended October 31, 2012 (f)	$8.86	0.11	0.43	0.54	(0.12)	(0.65)	(0.77)	$8.63	6.80%		$1,199	0.16%	1.33%	0.16%	81.09%
Year Ended October 31, 2011 (f)	$9.11	0.22	0.01	0.23	(0.22)	(0.26)	(0.48)	$8.86	2.48%		$1,125	0.32%	2.38%	0.32%	81.36%
Year Ended October 31, 2010 (f)	$8.30	0.19	0.82	1.01	(0.20)	--	(0.20)	$9.11	12.41%		$1,102	0.36%	2.24%	0.36%	34.56%
Year Ended October 31, 2009 (f)	$7.58	0.20	0.77	0.97	(0.21)	(0.04)	(0.25)	$8.30	12.92%		$888	0.46%	2.67%	0.46%	35.33%
Year Ended October 31, 2008 (f)	$10.54	0.28	(2.95)	(2.67)	(0.26)	(0.03)	(0.29)	$7.58	(25.97%	)	$784	0.59%	2.90%	0.59%	42.69%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.

18

Financial Highlights (continued)

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Institutional Class Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$8.64	0.08	0.51	0.59	(0.09)	(0.21)	(0.30)	$8.93	6.98%		$4,669,534	0.13%	1.82%	0.13%	16.23%
Year Ended October 31, 2012 (f)	$8.88	0.11	0.42	0.53	(0.12)	(0.65)	(0.77)	$8.64	6.67%		$3,516,901	0.17%	1.33%	0.17%	81.09%
Year Ended October 31, 2011 (f)	$9.13	0.21	0.02	0.23	(0.22)	(0.26)	(0.48)	$8.88	2.48%		$3,397,195	0.33%	2.33%	0.33%	81.36%
Year Ended October 31, 2010 (f)	$8.31	0.21	0.81	1.02	(0.20)	--	(0.20)	$9.13	12.38%		$3,399,678	0.34%	2.38%	0.34%	34.56%
Year Ended October 31, 2009 (f)	$7.59	0.20	0.77	0.97	(0.21)	(0.04)	(0.25)	$8.31	13.04%		$3,843,872	0.33%	2.65%	0.33%	35.33%
Year Ended October 31, 2008 (f)	$10.54	0.31	(2.95)	(2.64)	(0.28)	(0.03)	(0.31)	$7.59	(25.69%	)	$995,152	0.33%	3.17%	0.46%	42.69%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

19

Nationwide Destination 2015 Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the semiannual period ended April 30, 2013, the Nationwide Destination 2015 Fund (Class R2) returned 7.82% versus 6.94% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2015 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2015 Funds (consisting of 136 funds as of April 30, 2013) was 6.72% for the same time period.

Which underlying funds contributed the most to the Fund’s performance?

The most positive returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide International Index Fund (with target allocations of 19% and 16%, respectively), which gained 14.29% and 16.68%, respectively.

All 10 sectors within the S&P 500® Index (the benchmark for the Nationwide S&P 500 Index Fund) recorded positive returns during the reporting period. The sectors that made the strongest contributions were consumer discretionary, health care and financials.

All 10 sectors within the MSCI EAFE® Index (the benchmark for the Nationwide International Index Fund) recorded positive returns during the reporting period. The sectors that made the strongest contributions to Fund performance were consumer discretionary, financials and health care.

Which underlying funds detracted the most from the Fund’s performance?

The underlying investment that contributed the smallest return for the Fund during the reporting period was the Nationwide Inflation-Protected Securities Fund (with a target allocation of 12%), which registered -0.02%.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

20

Fund Performance	Nationwide Destination 2015 Fund

Average Annual Total Return

(For periods ended April 30, 2013)

		Six Months*	1 Yr.	5 Yr.	Inception[5]
Class A	w/o SC1	7.93%	10.85%	2.95%	2.92%
	w/SC2	1.73%	4.46%	1.74%	1.85%
Class C	w/o SC1	7.74%	10.37%	2.41%	2.39%
	w/SC3	6.74%	9.37%	2.41%	2.39%
Class R1[4]		7.65%	10.47%	2.50%	2.48%
Class R2[4]		7.82%	10.61%	2.67%	2.66%
Institutional Service Class[4]		8.05%	11.10%	3.15%	3.13%
Institutional Class[4]		8.17%	11.48%	3.40%	3.40%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Since inception date of August 30, 2007.

Expense Ratios

Expense Ratio*
Class A	0.95%
Class C	1.45%
Class R1	1.35%
Class R2	1.20%
Institutional Service Class	0.70%
Institutional Class	0.45%
*	Current effective prospectus dated March 1, 2013. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2014. Please see the Fund's most recent prospectus for details.

21

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R2 shares of the Nationwide Destination 2015 Fund from inception through 4/30/13 versus the Morningstar Lifetime Moderate 2015 Index(a) and the Consumer Price Index (CPI)(b) from 9/1/07 through 4/30/13. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The Morningstar® Lifetime Allocation Indexes are a series of 13 unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on Ibbotson Associates’ Lifetime Asset Allocation methodology.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

22

Shareholder Expense Example	Nationwide Destination 2015 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2012) and continued to hold your shares at the end of the reporting period (April 30, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2012 through April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2012 through April 30, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2013

Nationwide Destination 2015 Fund			Beginning Account Value ($) 11/01/12	Ending Account Value ($) 04/30/13	Expenses Paid During Period ($) 11/01/12 - 04/30/13[a,b]	Expense Ratio During Period (%) 11/01/12 - 04/30/13[a,b]
Class A Shares	Actual		1,000.00	1,079.30	3.25	0.63
	Hypothetical	[c]	1,000.00	1,021.67	3.16	0.63
Class C Shares	Actual		1,000.00	1,077.40	5.82	1.13
	Hypothetical	[c]	1,000.00	1,019.19	5.66	1.13
Class R1 Shares	Actual		1,000.00	1,076.50	5.30	1.03
	Hypothetical	[c]	1,000.00	1,019.69	5.16	1.03
Class R2 Shares	Actual		1,000.00	1,078.20	4.53	0.88
	Hypothetical	[c]	1,000.00	1,020.43	4.41	0.88
Institutional Service Class Shares	Actual		1,000.00	1,080.50	1.96	0.38
	Hypothetical	[c]	1,000.00	1,022.91	1.91	0.38
Institutional Class Shares	Actual		1,000.00	1,081.70	0.67	0.13
	Hypothetical	[c]	1,000.00	1,024.15	0.65	0.13

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2012 through April 30, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

23

Portfolio Summary	Nationwide Destination 2015 Fund

April 30, 2013 (Unaudited)

Asset Allocation †
Equity Funds	45.4%
Fixed Income Funds	30.7%
Alternative Assets	23.0%
Money Market Fund	1.0%
Liabilities in excess of other assets	(0.1%)

100.0%

Top Holdings ††
Nationwide Alternatives Allocation Fund, Institutional Class	23.0%
Nationwide S&P 500 Index Fund, Institutional Class	19.1%
Nationwide Bond Index Fund, Institutional Class	17.9%
Nationwide International Index Fund, Institutional Class	14.2%
Nationwide Inflation-Protected Securities Fund, Institutional Class	9.8%
Nationwide Mid Cap Market Index Fund, Institutional Class	8.1%
Nationwide Small Cap Index Fund, Institutional Class	4.0%
iShares Barclays 1-3 Year Treasury Bond Fund	1.5%
iShares Barclays 1-3 Year Credit Bond Fund	1.4%
Nationwide Money Market Fund, Institutional Class	1.0%

100.0%

†	Percentages indicated are based upon net assets as of April 30, 2013.

††	Percentages indicated are based upon total investments as of April 30, 2013.

The accompanying notes are an integral part of these financial statements.

24

Statement of Investments

April 30, 2013 (Unaudited)

Nationwide Destination 2015 Fund

Mutual Funds 97.2%

	Shares	Market Value

Alternative Assets 23.0%
Nationwide Alternatives Allocation Fund, Institutional Class (a)	3,659,471	$36,997,248

Total Alternative Assets (cost $36,058,784)		36,997,248

Equity Funds 45.4%
Nationwide International Index Fund, Institutional Class (a)	2,890,684	22,836,400
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	772,309	13,013,408
Nationwide S&P 500 Index Fund, Institutional Class (a)	2,326,185	30,705,640
Nationwide Small Cap Index Fund, Institutional Class (a)	482,001	6,497,376

Total Equity Funds (cost $59,780,913)		73,052,824

Fixed Income Funds 27.8%
Nationwide Bond Index Fund, Institutional Class (a)	2,459,205	28,821,882
Nationwide Inflation-Protected Securities Fund, Institutional Class (a)	1,580,527	15,884,298

Total Fixed Income Funds (cost $44,620,261)		44,706,180

Money Market Fund 1.0%
Nationwide Money Market Fund, Institutional Class, 0.00% *(a)(b)	1,546,341	1,546,341

Total Money Market Fund (cost $1,546,341)		1,546,341

Total Mutual Funds (cost $142,006,299)		156,302,593

Exchange Traded Funds 2.9%
Fixed Income Funds 2.9%
iShares Barclays 1-3 Year Credit Bond Fund	22,186	2,342,620
iShares Barclays 1-3 Year Treasury Bond Fund	28,110	2,375,576

Total Exchange Traded Funds (cost $4,700,875)		4,718,196

Total Investments (cost $146,707,174) (c) — 100.1%		161,020,789

Liabilities in excess of other assets — (0.1)%		(120,139)

NET ASSETS — 100.0%		$160,900,650

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of April 30, 2013.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

25

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

Nationwide Destination 2015 Fund
Assets:
Investments in affiliates, at value (cost $142,006,299)	$156,302,593
Investments in non-affiliates, at value (cost $4,700,875)	4,718,196

Total Investments	161,020,789

Cash	1,456
Receivable for capital shares issued	88,936

Total Assets	161,111,181

Liabilities:
Payable for investments purchased	51,051
Payable for capital shares redeemed	77,686
Accrued expenses and other payables:
Investment advisory fees	16,943
Distribution fees	34,206
Administrative servicing fees	30,138
Trustee fees (Note 3)	300
Professional fees (Note 3)	207

Total Liabilities	210,531

Net Assets	$160,900,650

Represented by:
Capital	$145,745,756
Accumulated distributions in excess of net investment income	(112,214)
Accumulated net realized gains from affiliated and non-affiliated investments	953,493
Net unrealized appreciation/(depreciation) from investments in affiliates	14,296,294
Net unrealized appreciation/(depreciation) from investments in non-affiliates	17,321

Net Assets	$160,900,650

Net Assets:
Class A Shares	$32,255,090
Class C Shares	832,085
Class R1 Shares	6,587,142
Class R2 Shares	57,803,233
Institutional Service Class Shares	48,216,279
Institutional Class Shares	15,206,821

Total	$160,900,650

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,439,625
Class C Shares	88,910
Class R1 Shares	705,139
Class R2 Shares	6,177,707
Institutional Service Class Shares	5,129,428
Institutional Class Shares	1,614,601

Total	17,155,410

26

Statement of Assets and Liabilities (Continued)

April 30, 2013 (Unaudited)

Nationwide Destination 2015 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.38
Class C Shares (a)	$9.36
Class R1 Shares	$9.34
Class R2 Shares	$9.36
Institutional Service Class Shares	$9.40
Institutional Class Shares	$9.42
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.95

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

27

Statement of Operations

For the Six Months Ended April 30, 2013 (Unaudited)

Nationwide Destination 2015 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$1,639,935
Dividend income from non-affiliates	19,246

Total Income	1,659,181

EXPENSES:
Investment advisory fees	98,482
Distribution fees Class A	38,358
Distribution fees Class C	4,104
Distribution fees Class R1	20,251
Distribution fees Class R2	136,635
Administrative servicing fees Class A	38,358
Administrative servicing fees Class R1	7,789
Administrative servicing fees Class R2	68,257
Administrative servicing fees Institutional Service Class	57,037
Professional fees (Note 3)	551
Trustee fees (Note 3)	2,720

Total Expenses	472,542

NET INVESTMENT INCOME	1,186,639

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	1,150,363
Net realized gains from investment transactions with affiliates	1,471,042
Net realized gains from investment transactions with non-affiliates	627

Net realized gains from affiliated and non-affiliated investments	2,622,032

Net change in unrealized appreciation/(depreciation) from investments in affiliates	7,934,519
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(2,718)

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	7,931,801

Net realized/unrealized gains from affiliated and non-affiliated investments	10,553,833

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$11,740,472

The accompanying notes are an integral part of these financial statements.

28

Statements of Changes in Net Assets

	Nationwide Destination 2015 Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
Operations:
Net investment income	$1,186,639	$1,280,573
Net realized gains from affiliated and non-affiliated investments	2,622,032	4,978,471
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	7,931,801	3,601,371

Change in net assets resulting from operations	11,740,472	9,860,415

Distributions to Shareholders From:
Net investment income:
Class A	(267,916)	(274,026)
Class C	(5,375)	(4,365)
Class R1	(43,168)	(42,048)
Class R2	(406,419)	(376,732)
Institutional Service Class	(451,304)	(509,723)
Institutional Class	(143,464)	(156,842)
Net realized gains:
Class A	(862,106)	(2,130,372)
Class C	(22,334)	(58,826)
Class R1	(175,132)	(478,636)
Class R2	(1,515,550)	(3,634,136)
Institutional Service Class	(1,265,827)	(3,152,985)
Institutional Class	(349,182)	(768,009)

Change in net assets from shareholder distributions	(5,507,777)	(11,586,700)

Change in net assets from capital transactions	7,341,421	15,983,658

Change in net assets	13,574,116	14,257,373

Net Assets:
Beginning of period	147,326,534	133,069,161

End of period	$160,900,650	$147,326,534

Accumulated undistributed (distributions in excess of) net investment income at end of period	$(112,214)	$18,793

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$22,576,757	$4,961,187
Dividends reinvested	1,129,226	2,401,193
Cost of shares redeemed	(23,337,849)	(3,827,499)

Total Class A Shares	368,134	3,534,881

Class C Shares
Proceeds from shares issued	49,229	47,038
Dividends reinvested	27,568	63,191
Cost of shares redeemed	(55,516)	(70,725)

Total Class C Shares	21,281	39,504

Class R1 Shares
Proceeds from shares issued	919,759	1,558,317
Dividends reinvested	218,300	520,684
Cost of shares redeemed	(1,182,826)	(1,832,708)

Total Class R1 Shares	(44,767)	246,293

29

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2015 Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$4,685,764	$10,031,352
Dividends reinvested	1,921,969	4,010,868
Cost of shares redeemed	(3,834,663)	(7,735,746)

Total Class R2 Shares	2,773,070	6,306,474

Institutional Service Class Shares
Proceeds from shares issued	6,528,235	10,122,529
Dividends reinvested	1,717,131	3,662,708
Cost of shares redeemed	(6,369,075)	(10,453,301)

Total Institutional Service Class Shares	1,876,291	3,331,936

Institutional Class Shares
Proceeds from shares issued	2,835,231	4,765,977
Dividends reinvested	492,646	924,851
Cost of shares redeemed	(980,465)	(3,166,258)

Total Institutional Class Shares	2,347,412	2,524,570

Change in net assets from capital transactions	$7,341,421	$15,983,658

SHARE TRANSACTIONS:
Class A Shares
Issued	2,418,255	563,315
Reinvested	127,365	287,620
Redeemed	(2,503,765)	(434,481)

Total Class A Shares	41,855	416,454

Class C Shares
Issued	5,452	5,271
Reinvested	3,115	7,584
Redeemed	(5,973)	(8,162)

Total Class C Shares	2,594	4,693

Class R1 Shares
Issued	101,569	177,510
Reinvested	24,723	62,610
Redeemed	(131,180)	(206,867)

Total Class R1 Shares	(4,888)	33,253

Class R2 Shares
Issued	517,366	1,148,037
Reinvested	217,386	481,438
Redeemed	(423,311)	(882,161)

Total Class R2 Shares	311,441	747,314

Institutional Service Class Shares
Issued	712,196	1,147,454
Reinvested	193,130	437,203
Redeemed	(695,529)	(1,185,520)

Total Institutional Service Class Shares	209,797	399,137

30

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2015 Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012

SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	310,906	540,623
Reinvested	55,304	110,086
Redeemed	(106,618)	(359,753)

Total Institutional Class Shares	259,592	290,956

Total change in shares	820,391	1,891,807

The accompanying notes are an integral part of these financial statements.

31

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2015 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$9.02	0.07	0.63	0.70	(0.08)	(0.26)	(0.34)	$9.38	7.93%		$32,255,090	0.63%	1.57%	0.63%	7.89%
Year Ended October 31, 2012 (f)	$9.21	0.08	0.52	0.60	(0.09)	(0.70)	(0.79)	$9.02	7.24%		$30,640,624	0.67%	0.90%	0.67%	61.80%
Year Ended October 31, 2011 (f)	$9.23	0.18	0.04	0.22	(0.18)	(0.06)	(0.24)	$9.21	2.37%		$27,459,333	0.83%	1.87%	0.83%	54.48%
Year Ended October 31, 2010 (f)	$8.36	0.15	0.90	1.05	(0.15)	(0.03)	(0.18)	$9.23	12.74%		$25,042,293	0.84%	1.67%	0.84%	9.78%
Year Ended October 31, 2009 (f)	$7.51	0.16	0.89	1.05	(0.18)	(0.02)	(0.20)	$8.36	14.22%		$16,905,110	0.83%	2.03%	0.83%	27.93%
Year Ended October 31, 2008 (f)	$10.56	0.27	(3.08)	(2.81)	(0.23)	(0.01)	(0.24)	$7.51	(27.16%	)	$545,547	0.62%	2.88%	0.72%	28.09%

Class C Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$9.00	0.05	0.63	0.68	(0.06)	(0.26)	(0.32)	$9.36	7.74%		$832,085	1.13%	1.03%	1.13%	7.89%
Year Ended October 31, 2012 (f)	$9.21	0.04	0.50	0.54	(0.05)	(0.70)	(0.75)	$9.00	6.60%		$777,266	1.17%	0.41%	1.17%	61.80%
Year Ended October 31, 2011 (f)	$9.23	0.13	0.04	0.17	(0.13)	(0.06)	(0.19)	$9.21	1.88%		$751,548	1.33%	1.36%	1.33%	54.48%
Year Ended October 31, 2010 (f)	$8.37	0.11	0.89	1.00	(0.11)	(0.03)	(0.14)	$9.23	12.22%		$613,461	1.34%	1.21%	1.34%	9.78%
Year Ended October 31, 2009 (f)	$7.51	0.10	0.92	1.02	(0.14)	(0.02)	(0.16)	$8.37	13.61%		$362,935	1.32%	1.32%	1.32%	27.93%
Year Ended October 31, 2008 (f)	$10.55	0.19	(3.05)	(2.86)	(0.17)	(0.01)	(0.18)	$7.51	(27.56%	)	$5,118	1.34%	2.01%	1.45%	28.09%

Class R1 Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$8.99	0.05	0.62	0.67	(0.06)	(0.26)	(0.32)	$9.34	7.65%		$6,587,142	1.03%	1.16%	1.03%	7.89%
Year Ended October 31, 2012 (f)	$9.19	0.05	0.51	0.56	(0.06)	(0.70)	(0.76)	$8.99	6.80%		$6,380,507	1.07%	0.52%	1.07%	61.80%
Year Ended October 31, 2011 (f)	$9.21	0.13	0.05	0.18	(0.14)	(0.06)	(0.20)	$9.19	1.98%		$6,218,212	1.23%	1.40%	1.23%	54.48%
Year Ended October 31, 2010 (f)	$8.35	0.12	0.89	1.01	(0.12)	(0.03)	(0.15)	$9.21	12.32%		$5,180,838	1.23%	1.38%	1.23%	9.78%
Year Ended October 31, 2009 (f)	$7.49	0.13	0.89	1.02	(0.14)	(0.02)	(0.16)	$8.35	13.70%		$3,876,432	1.23%	1.70%	1.23%	27.93%
Year Ended October 31, 2008 (f)	$10.55	0.20	(3.05)	(2.85)	(0.20)	(0.01)	(0.21)	$7.49	(27.49%	)	$1,265,457	1.11%	2.21%	1.18%	28.09%

Class R2 Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$9.00	0.06	0.63	0.69	(0.07)	(0.26)	(0.33)	$9.36	7.82%		$57,803,233	0.88%	1.31%	0.88%	7.89%
Year Ended October 31, 2012 (f)	$9.20	0.06	0.51	0.57	(0.07)	(0.70)	(0.77)	$9.00	6.93%		$52,790,820	0.92%	0.66%	0.92%	61.80%
Year Ended October 31, 2011 (f)	$9.22	0.15	0.04	0.19	(0.15)	(0.06)	(0.21)	$9.20	2.12%		$47,081,936	1.08%	1.64%	1.08%	54.48%
Year Ended October 31, 2010 (f)	$8.35	0.13	0.90	1.03	(0.13)	(0.03)	(0.16)	$9.22	12.49%		$44,133,969	1.09%	1.46%	1.09%	9.78%
Year Ended October 31, 2009 (f)	$7.49	0.14	0.89	1.03	(0.15)	(0.02)	(0.17)	$8.35	13.94%		$26,961,654	1.08%	1.87%	1.08%	27.93%
Year Ended October 31, 2008 (f)	$10.56	0.22	(3.06)	(2.84)	(0.22)	(0.01)	(0.23)	$7.49	(27.43%	)	$11,194,278	0.98%	2.40%	1.06%	28.09%

Institutional Service Class Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$9.04	0.08	0.63	0.71	(0.09)	(0.26)	(0.35)	$9.40	8.05%		$48,216,279	0.38%	1.81%	0.38%	7.89%
Year Ended October 31, 2012 (f)	$9.23	0.10	0.52	0.62	(0.11)	(0.70)	(0.81)	$9.04	7.49%		$44,466,872	0.42%	1.15%	0.42%	61.80%
Year Ended October 31, 2011 (f)	$9.25	0.19	0.05	0.24	(0.20)	(0.06)	(0.26)	$9.23	2.63%		$41,721,194	0.58%	2.02%	0.58%	54.48%
Year Ended October 31, 2010 (f)	$8.38	0.17	0.91	1.08	(0.18)	(0.03)	(0.21)	$9.25	13.01%		$28,399,341	0.59%	1.92%	0.59%	9.78%
Year Ended October 31, 2009 (f)	$7.51	0.18	0.89	1.07	(0.18)	(0.02)	(0.20)	$8.38	14.53%		$14,210,045	0.58%	2.39%	0.58%	27.93%
Year Ended October 31, 2008 (f)	$10.56	0.26	(3.07)	(2.81)	(0.23)	(0.01)	(0.24)	$7.51	(27.15%	)	$5,392,911	0.59%	2.86%	0.65%	28.09%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.

32

Financial Highlights (Continued)

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Institutional Class Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$9.06	0.09	0.63	0.72	(0.10)	(0.26)	(0.36)	$9.42	8.17%		$15,206,821	0.13%	1.98%	0.13%	7.89%
Year Ended October 31, 2012 (f)	$9.24	0.12	0.53	0.65	(0.13)	(0.70)	(0.83)	$9.06	7.86%		$12,270,445	0.16%	1.39%	0.16%	61.80%
Year Ended October 31, 2011 (f)	$9.26	0.22	0.04	0.26	(0.22)	(0.06)	(0.28)	$9.24	2.87%		$9,836,938	0.33%	2.28%	0.33%	54.48%
Year Ended October 31, 2010 (f)	$8.39	0.20	0.90	1.10	(0.20)	(0.03)	(0.23)	$9.26	13.24%		$5,595,575	0.34%	2.25%	0.34%	9.78%
Year Ended October 31, 2009 (f)	$7.53	0.20	0.88	1.08	(0.20)	(0.02)	(0.22)	$8.39	14.81%		$3,641,076	0.33%	2.60%	0.33%	27.93%
Year Ended October 31, 2008 (f)	$10.56	0.29	(3.06)	(2.77)	(0.25)	(0.01)	(0.26)	$7.53	(26.80%	)	$1,438,788	0.33%	3.02%	0.45%	28.09%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

33

Nationwide Destination 2020 Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the semiannual period ended April 30, 2013, the Nationwide Destination 2020 Fund (Class R2) returned 9.43% versus 8.21% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2020 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2020 Funds (consisting of 190 funds as of April 30, 2013) was 7.62% for the same time period.

Which underlying funds contributed the most to the Fund’s performance?

The most positive returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide International Index Fund (with target allocations of 22% and 21%, respectively), which gained 14.29% and 16.68%, respectively.

All 10 sectors within the S&P 500® Index (the benchmark for the Nationwide S&P 500 Index Fund) recorded positive returns during the reporting period. The sectors that made the strongest contributions to Fund performance were consumer discretionary, health care and financials.

All 10 sectors within the MSCI EAFE® Index (the benchmark for the Nationwide International Index Fund) recorded positive returns during the reporting period. The sectors that made the strongest contributions to Fund performance were consumer discretionary, financial and health care.

Which underlying funds detracted the most from the Fund’s performance?

The underlying investment that contributed the smallest return for the Fund during the reporting period was the Nationwide Inflation-Protected Securities Fund (with a target allocation of 8%), which registered -0.02%.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

34

Fund Performance	Nationwide Destination 2020 Fund

Average Annual Total Return

(For periods ended April 30, 2013)

		Six Months*	1 Yr.	5 Yr.	Inception[5]
Class A	w/o SC1	9.54%	12.77%	3.35%	3.19%
	w/SC2	3.29%	6.31%	2.13%	2.12%
Class C	w/o SC1	9.30%	12.06%	2.79%	2.62%
	w/SC3	8.30%	11.06%	2.79%	2.62%
Class R1[4]		9.35%	12.22%	2.96%	2.81%
Class R2[4]		9.43%	12.40%	3.10%	2.95%
Institutional Service Class[4]		9.67%	12.91%	3.58%	3.41%
Institutional Class[4]		9.88%	13.26%	3.86%	3.71%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Since inception date of August 30, 2007.

Expense Ratios

Expense Ratio*
Class A	0.94%
Class C	1.44%
Class R1	1.34%
Class R2	1.19%
Institutional Service Class	0.69%
Institutional Class	0.44%
*	Current effective prospectus dated March 1, 2013. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2014. Please see the Fund’s most recent prospectus for details.

35

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R2 shares of the Nationwide Destination 2020 Fund from inception through 4/30/13 versus the Morningstar Lifetime Moderate 2020 Index(a) and the Consumer Price Index (CPI)(b) from 9/1/07 through 4/30/13. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The Morningstar® Lifetime Allocation Indexes are a series of 13 unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on Ibbotson Associates’ Lifetime Asset Allocation methodology.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

36

Shareholder Expense Example	Nationwide Destination 2020 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2012) and continued to hold your shares at the end of the reporting period (April 30, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2012 through April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2012 through April 30, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2013

Nationwide Destination 2020 Fund		Beginning Account Value ($) 11/01/12	Ending Account Value ($) 04/30/13	Expenses Paid During Period ($) 11/01/12 - 04/30/13[a,b]	Expense Ratio During Period (%) 11/01/12 - 04/30/13[a,b]
Class A Shares	Actual	1,000.00	1,095.40	3.27	0.63
	Hypothetical[c]	1,000.00	1,021.67	3.16	0.63
Class C Shares	Actual	1,000.00	1,093.00	5.86	1.13
	Hypothetical[c]	1,000.00	1,019.19	5.66	1.13
Class R1 Shares	Actual	1,000.00	1,093.50	5.35	1.03
	Hypothetical[c]	1,000.00	1,019.69	5.16	1.03
Class R2 Shares	Actual	1,000.00	1,094.30	4.57	0.88
	Hypothetical[c]	1,000.00	1,020.43	4.41	0.88
Institutional Service Class Shares	Actual	1,000.00	1,096.70	1.98	0.38
	Hypothetical[c]	1,000.00	1,022.91	1.91	0.38
Institutional Class Shares	Actual	1,000.00	1,098.80	0.68	0.13
	Hypothetical[c]	1,000.00	1,024.15	0.65	0.13

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2012 through April 30, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

37

Portfolio Summary April 30, 2013 (Unaudited)	Nationwide Destination 2020 Fund

Asset Allocation †
Equity Funds	55.3%
Fixed Income Funds	25.8%
Alternative Assets	18.9%
Liabilities in excess of other assets ††	0.0%

100.0%

Top Holdings †††
Nationwide S&P 500 Index Fund, Institutional Class	22.0%
Nationwide International Index Fund, Institutional Class	19.3%
Nationwide Alternatives Allocation Fund, Institutional Class	18.9%
Nationwide Bond Index Fund, Institutional Class	17.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	9.0%
Nationwide Inflation-Protected Securities Fund, Institutional Class	5.9%
Nationwide Small Cap Index Fund, Institutional Class	5.0%
iShares Barclays 1-3 Year Credit Bond Fund	1.5%
iShares Barclays 1-3 Year Treasury Bond Fund	1.4%

100.0%

†	Percentages indicated are based upon net assets as of April 30, 2013.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of April 30, 2013.

The accompanying notes are an integral part of these financial statements.

38

Statement of Investments

April 30, 2013 (Unaudited)

Nationwide Destination 2020 Fund

Mutual Funds 97.1%

	Shares	Market Value

Alternative Assets 18.9%
Nationwide Alternatives Allocation Fund, Institutional Class (a)	4,298,009	$43,452,873

Total Alternative Assets (cost $42,309,564)		43,452,873

Equity Funds 55.3%
Nationwide International Index Fund, Institutional Class (a)	5,596,583	44,213,007
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	1,228,691	20,703,451
Nationwide S&P 500 Index Fund, Institutional Class (a)	3,813,301	50,335,575
Nationwide Small Cap Index Fund, Institutional Class (a)	855,019	11,525,652

Total Equity Funds (cost $104,847,264)		126,777,685

Fixed Income Funds 22.9%
Nationwide Bond Index Fund, Institutional Class (a)	3,322,969	38,945,200
Nationwide Inflation-Protected Securities Fund, Institutional Class (a)	1,356,003	13,627,829

Total Fixed Income Funds (cost $52,492,604)		52,573,029

Total Mutual Funds (cost $199,649,432)		222,803,587

Exchange Traded Funds 2.9%
Fixed Income Funds 2.9%
iShares Barclays 1-3 Year Credit Bond Fund	31,735	3,350,899
iShares Barclays 1-3 Year Treasury Bond Fund	39,637	3,349,723

Total Exchange Traded Funds (cost $6,682,004)		6,700,622

Total Investments (cost $206,331,436) (b) — 100.0%		229,504,209

Liabilities in excess of other assets — 0.0% †		(106,477)

NET ASSETS — 100.0%		$229,397,732

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

39

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

Nationwide Destination 2020 Fund
Assets:
Investments in affiliates, at value (cost $199,649,432)	$222,803,587
Investments in non-affiliates, at value (cost $6,682,004)	6,700,622

Total Investments	229,504,209

Cash	64,672
Receivable for capital shares issued	404,385

Total Assets	229,973,266

Liabilities:
Payable for investments purchased	446,388
Payable for capital shares redeemed	18,912
Accrued expenses and other payables:
Investment advisory fees	23,844
Distribution fees	46,157
Administrative servicing fees	39,606
Trustee fees (Note 3)	390
Professional fees (Note 3)	237

Total Liabilities	575,534

Net Assets	$229,397,732

Represented by:
Capital	$204,739,458
Accumulated distributions in excess of net investment income	(172,341)
Accumulated net realized gains from affiliated and non-affiliated investments	1,657,842
Net unrealized appreciation/(depreciation) from investments in affiliates	23,154,155
Net unrealized appreciation/(depreciation) from investments in non-affiliates	18,618

Net Assets	$229,397,732

Net Assets:
Class A Shares	$26,609,430
Class C Shares	2,741,817
Class R1 Shares	11,674,306
Class R2 Shares	80,880,968
Institutional Service Class Shares	85,006,849
Institutional Class Shares	22,484,362

Total	$229,397,732

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,741,599
Class C Shares	284,998
Class R1 Shares	1,203,927
Class R2 Shares	8,351,084
Institutional Service Class Shares	8,742,588
Institutional Class Shares	2,304,638

Total	23,628,834

40

Nationwide Destination 2020 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.71
Class C Shares (a)	$9.62
Class R1 Shares	$9.70
Class R2 Shares	$9.69
Institutional Service Class Shares	$9.72
Institutional Class Shares	$9.76
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.30

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

41

Statement of Operations

For the Six Months Ended April 30, 2013 (Unaudited)

Nationwide Destination 2020 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$2,474,708
Dividend income from non-affiliates	26,236

Total Income	2,500,944

EXPENSES:
Investment advisory fees	135,357
Distribution fees Class A	30,827
Distribution fees Class C	12,338
Distribution fees Class R1	35,559
Distribution fees Class R2	186,865
Administrative servicing fees Class A	30,827
Administrative servicing fees Class R1	13,677
Administrative servicing fees Class R2	93,350
Administrative servicing fees Institutional Service Class	94,297
Professional fees (Note 3)	744
Trustee fees (Note 3)	3,730

Total Expenses	637,571

NET INVESTMENT INCOME	1,863,373

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	1,803,605
Net realized gains from investment transactions with affiliates	2,080,027
Net realized gains from investment transactions with non-affiliates	484

Net realized gains from affiliated and non-affiliated investments	3,884,116

Net change in unrealized appreciation/(depreciation) from investments in affiliates	13,541,400
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(3,045)

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	13,538,355

Net realized/unrealized gains from affiliated and non-affiliated investments	17,422,471

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$19,285,844

The accompanying notes are an integral part of these financial statements.

42

Statements of Changes in Net Assets

	Nationwide Destination 2020 Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
Operations:
Net investment income	$1,863,373	$1,907,837
Net realized gains from affiliated and non-affiliated investments	3,884,116	7,244,999
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	13,538,355	5,102,174

Change in net assets resulting from operations	19,285,844	14,255,010

Distributions to Shareholders From:
Net investment income:
Class A	(237,232)	(228,689)
Class C	(18,950)	(10,380)
Class R1	(87,357)	(74,512)
Class R2	(640,769)	(624,451)
Institutional Service Class	(823,262)	(820,416)
Institutional Class	(237,880)	(253,740)
Net realized gains:
Class A	(788,224)	(1,117,327)
Class C	(79,127)	(53,680)
Class R1	(359,192)	(504,659)
Class R2	(2,434,894)	(3,753,369)
Institutional Service Class	(2,404,968)	(3,278,715)
Institutional Class	(622,187)	(803,325)

Change in net assets from shareholder distributions	(8,734,042)	(11,523,263)

Change in net assets from capital transactions	22,390,728	30,467,794

Change in net assets	32,942,530	33,199,541

Net Assets:
Beginning of period	196,455,202	163,255,661

End of period	$229,397,732	$196,455,202

Accumulated undistributed (distributions in excess of) net investment income at end of period	$(172,341)	$9,736

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$7,862,003	$5,376,567
Dividends reinvested	1,025,414	1,346,011
Cost of shares redeemed	(6,675,032)	(3,165,506)

Total Class A Shares	2,212,385	3,557,072

Class C Shares
Proceeds from shares issued	303,482	1,208,036
Dividends reinvested	98,077	64,060
Cost of shares redeemed	(7,745)	(25,595)

Total Class C Shares	393,814	1,246,501

Class R1 Shares
Proceeds from shares issued	1,306,697	2,274,758
Dividends reinvested	446,549	579,171
Cost of shares redeemed	(1,100,053)	(1,670,248)

Total Class R1 Shares	653,193	1,183,681

43

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2020 Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$7,274,986	$15,414,065
Dividends reinvested	3,075,663	4,377,820
Cost of shares redeemed	(6,139,117)	(11,777,188)

Total Class R2 Shares	4,211,532	8,014,697

Institutional Service Class Shares
Proceeds from shares issued	13,631,280	15,982,154
Dividends reinvested	3,228,230	4,099,131
Cost of shares redeemed	(4,910,728)	(8,401,282)

Total Institutional Service Class Shares	11,948,782	11,680,003

Institutional Class Shares
Proceeds from shares issued	4,096,806	6,868,051
Dividends reinvested	860,067	1,057,065
Cost of shares redeemed	(1,985,851)	(3,139,276)

Total Institutional Class Shares	2,971,022	4,785,840

Change in net assets from capital transactions	$22,390,728	$30,467,794

SHARE TRANSACTIONS:
Class A Shares
Issued	824,576	599,355
Reinvested	112,829	158,026
Redeemed	(695,445)	(354,382)

Total Class A Shares	241,960	402,999

Class C Shares
Issued	32,889	135,114
Reinvested	10,897	7,566
Redeemed	(838)	(2,869)

Total Class C Shares	42,948	139,811

Class R1 Shares
Issued	140,195	253,318
Reinvested	49,234	68,054
Redeemed	(118,285)	(183,673)

Total Class R1 Shares	71,144	137,699

Class R2 Shares
Issued	778,088	1,719,835
Reinvested	339,365	515,258
Redeemed	(661,595)	(1,308,554)

Total Class R2 Shares	455,858	926,539

Institutional Service Class Shares
Issued	1,445,858	1,771,823
Reinvested	354,571	479,838
Redeemed	(517,747)	(932,724)

Total Institutional Service Class Shares	1,282,682	1,318,937

44

	Nationwide Destination 2020 Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	435,385	759,821
Reinvested	94,097	123,020
Redeemed	(211,353)	(343,144)

Total Institutional Class Shares	318,129	539,697

Total change in shares	2,412,721	3,465,682

The accompanying notes are an integral part of these financial statements.

45

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2020 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$9.26	0.08	0.77	0.85	(0.09)	(0.31)	(0.40)	$9.71	9.54%		$26,609,430	0.63%	1.75%	0.63%	7.25%
Year Ended October 31, 2012 (f)	$9.19	0.09	0.60	0.69	(0.10)	(0.52)	(0.62)	$9.26	8.17%		$23,141,162	0.67%	1.06%	0.67%	49.47%
Year Ended October 31, 2011 (f)	$9.14	0.17	0.07	0.24	(0.16)	(0.03)	(0.19)	$9.19	2.68%		$19,276,149	0.83%	1.77%	0.83%	41.26%
Year Ended October 31, 2010 (f)	$8.22	0.11	1.01	1.12	(0.14)	(0.06)	(0.20)	$9.14	13.78%		$16,077,321	0.83%	1.22%	0.83%	8.29%
Year Ended October 31, 2009 (f)	$7.33	0.14	0.92	1.06	(0.16)	(0.01)	(0.17)	$8.22	14.79%		$5,026,129	0.83%	1.89%	0.83%	21.24%
Year Ended October 31, 2008 (f)	$10.60	0.22	(3.27)	(3.05)	(0.21)	(0.01)	(0.22)	$7.33	(29.28%	)	$2,080,684	0.69%	2.37%	0.80%	16.46%

Class C Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$9.18	0.06	0.76	0.82	(0.07)	(0.31)	(0.38)	$9.62	9.30%		$2,741,817	1.13%	1.26%	1.13%	7.25%
Year Ended October 31, 2012 (f)	$9.14	0.05	0.58	0.63	(0.07)	(0.52)	(0.59)	$9.18	7.49%		$2,223,108	1.15%	0.52%	1.15%	49.47%
Year Ended October 31, 2011 (f)	$9.09	0.11	0.09	0.20	(0.12)	(0.03)	(0.15)	$9.14	2.20%		$934,370	1.33%	1.22%	1.33%	41.26%
Year Ended October 31, 2010 (f)	$8.19	0.09	0.98	1.07	(0.11)	(0.06)	(0.17)	$9.09	13.19%		$914,712	1.33%	1.04%	1.33%	8.29%
Year Ended October 31, 2009 (f)	$7.29	0.10	0.93	1.03	(0.12)	(0.01)	(0.13)	$8.19	14.36%		$442,018	1.33%	1.42%	1.33%	21.24%
Year Ended October 31, 2008 (f)	$10.59	0.12	(3.24)	(3.12)	(0.17)	(0.01)	(0.18)	$7.29	(29.87%	)	$262,633	1.33%	1.52%	1.34%	16.46%

Class R1 Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$9.25	0.06	0.78	0.84	(0.08)	(0.31)	(0.39)	$9.70	9.35%		$11,674,306	1.03%	1.39%	1.03%	7.25%
Year Ended October 31, 2012 (f)	$9.19	0.06	0.59	0.65	(0.07)	(0.52)	(0.59)	$9.25	7.69%		$10,479,109	1.07%	0.65%	1.07%	49.47%
Year Ended October 31, 2011 (f)	$9.14	0.11	0.10	0.21	(0.13)	(0.03)	(0.16)	$9.19	2.31%		$9,148,292	1.23%	1.21%	1.23%	41.26%
Year Ended October 31, 2010 (f)	$8.23	0.10	0.98	1.08	(0.11)	(0.06)	(0.17)	$9.14	13.27%		$6,043,131	1.23%	1.20%	1.23%	8.29%
Year Ended October 31, 2009 (f)	$7.33	0.11	0.93	1.04	(0.13)	(0.01)	(0.14)	$8.23	14.51%		$4,559,986	1.23%	1.49%	1.23%	21.24%
Year Ended October 31, 2008 (f)	$10.59	0.19	(3.27)	(3.08)	(0.17)	(0.01)	(0.18)	$7.33	(29.50%	)	$1,731,253	1.03%	2.11%	1.12%	16.46%

Class R2 Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$9.24	0.07	0.77	0.84	(0.08)	(0.31)	(0.39)	$9.69	9.43%		$80,880,968	0.88%	1.53%	0.88%	7.25%
Year Ended October 31, 2012 (f)	$9.18	0.07	0.59	0.66	(0.08)	(0.52)	(0.60)	$9.24	7.86%		$72,944,752	0.92%	0.80%	0.92%	49.47%
Year Ended October 31, 2011 (f)	$9.12	0.14	0.09	0.23	(0.14)	(0.03)	(0.17)	$9.18	2.55%		$63,985,415	1.08%	1.47%	1.08%	41.26%
Year Ended October 31, 2010 (f)	$8.21	0.11	0.98	1.09	(0.12)	(0.06)	(0.18)	$9.12	13.43%		$52,604,669	1.09%	1.27%	1.09%	8.29%
Year Ended October 31, 2009 (f)	$7.31	0.12	0.93	1.05	(0.14)	(0.01)	(0.15)	$8.21	14.63%		$31,333,358	1.08%	1.62%	1.08%	21.24%
Year Ended October 31, 2008 (f)	$10.60	0.19	(3.27)	(3.08)	(0.20)	(0.01)	(0.21)	$7.31	(29.53%	)	$10,139,899	1.01%	2.08%	1.10%	16.46%

Institutional Service Class Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$9.27	0.09	0.78	0.87	(0.11)	(0.31)	(0.42)	$9.72	9.67%		$85,006,849	0.38%	2.00%	0.38%	7.25%
Year Ended October 31, 2012 (f)	$9.21	0.12	0.58	0.70	(0.12)	(0.52)	(0.64)	$9.27	8.30%		$69,185,088	0.42%	1.29%	0.42%	49.47%
Year Ended October 31, 2011 (f)	$9.15	0.18	0.10	0.28	(0.19)	(0.03)	(0.22)	$9.21	3.05%		$56,549,621	0.58%	1.89%	0.58%	41.26%
Year Ended October 31, 2010 (f)	$8.23	0.15	0.99	1.14	(0.16)	(0.06)	(0.22)	$9.15	14.05%		$35,769,480	0.59%	1.73%	0.59%	8.29%
Year Ended October 31, 2009 (f)	$7.33	0.16	0.92	1.08	(0.17)	(0.01)	(0.18)	$8.23	15.08%		$15,411,091	0.58%	2.10%	0.58%	21.24%
Year Ended October 31, 2008 (f)	$10.60	0.24	(3.28)	(3.04)	(0.22)	(0.01)	(0.23)	$7.33	29.23%		$4,003,810	0.58%	2.66%	0.65%	16.46%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.

46

Financial Highlights (Continued)

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Institutional Class Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$9.30	0.10	0.79	0.89	(0.12)	(0.31)	(0.43)	$9.76	9.88%		$22,484,362	0.13%	2.25%	0.13%	7.25%
Year Ended October 31, 2012 (f)	$9.24	0.14	0.58	0.72	(0.14)	(0.52)	(0.66)	$9.30	8.53%		$18,481,983	0.16%	1.54%	0.16%	49.47%
Year Ended October 31, 2011 (f)	$9.18	0.21	0.09	0.30	(0.21)	(0.03)	(0.24)	$9.24	3.29%		$13,361,814	0.33%	2.19%	0.33%	41.26%
Year Ended October 31, 2010 (f)	$8.25	0.18	0.99	1.17	(0.18)	(0.06)	(0.24)	$9.18	14.38%		$8,670,767	0.34%	2.08%	0.34%	8.29%
Year Ended October 31, 2009 (f)	$7.34	0.18	0.93	1.11	(0.19)	(0.01)	(0.20)	$8.25	15.49%		$5,573,200	0.33%	2.39%	0.33%	21.24%
Year Ended October 31, 2008 (f)	$10.60	0.27	(3.28)	(3.01)	(0.24)	(0.01)	(0.25)	$7.34	(28.98%	)	$2,286,718	0.33%	2.85%	0.43%	16.46%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

47

Nationwide Destination 2025 Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the semiannual period ended April 30, 2013, the Nationwide Destination 2025 Fund (Class R2) returned 11.18% versus 9.78% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2025 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2025 Funds (consisting of 142 funds as of April 30, 2013) was 9.33% for the same time period.

Which underlying funds contributed the most to the Fund’s performance?

The most positive returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide International Index Fund (with target allocations of 25% and 24%, respectively), which gained 14.29% and 16.68%, respectively.

All 10 sectors within the S&P 500® Index (the benchmark for the Nationwide S&P 500 Index Fund) recorded positive returns during the reporting period. The sectors that made the strongest contributions to Fund performance were consumer discretionary, health care and financials.

All 10 sectors within the MSCI EAFE® Index (the benchmark for the Nationwide International Index Fund) recorded positive returns during the reporting period. The sectors that made the strongest contributions to Fund performance were consumer discretionary, financials and health care.

Which underlying funds detracted the most from the Fund’s performance?

The underlying investment that contributed the smallest return for the Fund during the reporting period was the Nationwide Inflation-Protected Securities Fund (with a target allocation of 5%), which registered -0.02%.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

48

Fund Performance	Nationwide Destination 2025 Fund

Average Annual Total Return

(For periods ended April 30, 2013)

		Six Months*	1 Yr.	5 Yr.	Inception[5]
Class A	w/o SC1	11.18%	14.21%	3.65%	3.38%
	w/SC2	4.81%	7.64%	2.42%	2.30%
Class C	w/o SC1	11.01%	13.70%	3.15%	2.86%
	w/SC3	10.01%	12.70%	3.15%	2.86%
Class R1[4]		10.98%	13.78%	3.26%	2.96%
Class R2[4]		11.18%	14.01%	3.40%	3.14%
Institutional Service Class[4]		11.41%	14.53%	3.89%	3.58%
Institutional Class[4]		11.50%	14.80%	4.16%	3.87%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Since inception date of August 30, 2007.

Expense Ratios

Expense Ratio*
Class A	0.94%
Class C	1.44%
Class R1	1.34%
Class R2	1.19%
Institutional Service Class	0.69%
Institutional Class	0.44%
*	Current effective prospectus dated March 1, 2013. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2014. Please see the Fund’s most recent prospectus for details.

49

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R2 shares of the Nationwide Destination 2025 Fund from inception through 4/30/13 versus the Morningstar Lifetime Moderate 2025 Index(a) and the Consumer Price Index (CPI)(b) from 9/1/07 through 4/30/13. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The Morningstar® Lifetime Allocation Indexes are a series of 13 unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on Ibbotson Associates’ Lifetime Asset Allocation methodology.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

50

Shareholder Expense Example	Nationwide Destination 2025 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2012) and continued to hold your shares at the end of the reporting period (April 30, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2012 through April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2012 through April 30, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2013

Nationwide Destination 2025 Fund			Beginning Account Value ($) 11/01/12	Ending Account Value ($) 04/30/13	Expenses Paid During Period ($) 11/01/12 - 04/30/13[a,b]	Expense Ratio During Period (%) 11/01/12 - 04/30/13[a,b]
Class A Shares	Actual		1,000.00	1,111.80	3.30	0.63
	Hypothetical	[c]	1,000.00	1,021.67	3.16	0.63
Class C Shares	Actual		1,000.00	1,110.10	5.91	1.13
	Hypothetical	[c]	1,000.00	1,019.19	5.66	1.13
Class R1 Shares	Actual		1,000.00	1,109.80	5.39	1.03
	Hypothetical	[c]	1,000.00	1,019.69	5.16	1.03
Class R2 Shares	Actual		1,000.00	1,111.80	4.61	0.88
	Hypothetical	[c]	1,000.00	1,020.43	4.41	0.88
Institutional Service Class Shares	Actual		1,000.00	1,114.10	1.99	0.38
	Hypothetical	[c]	1,000.00	1,022.91	1.91	0.38
Institutional Class Shares	Actual		1,000.00	1,115.00	0.68	0.13
	Hypothetical	[c]	1,000.00	1,024.15	0.65	0.13

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2012 through April 30, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

51

Portfolio Summary April 30, 2013 (Unaudited)	Nationwide Destination 2025 Fund

Asset Allocation †
Equity Funds	66.3%
Alternative Assets	17.9%
Fixed Income Funds	15.9%
Liabilities in excess of other assets	(0.1%)

100.0%

Top Holdings ††
Nationwide S&P 500 Index Fund, Institutional Class	25.0%
Nationwide International Index Fund, Institutional Class	22.3%
Nationwide Alternatives Allocation Fund, Institutional Class	17.9%
Nationwide Mid Cap Market Index Fund, Institutional Class	11.0%
Nationwide Bond Index Fund, Institutional Class	10.0%
Nationwide Small Cap Index Fund, Institutional Class	8.0%
Nationwide Inflation-Protected Securities Fund, Institutional Class	3.9%
iShares Barclays 1-3 Year Credit Bond Fund	1.0%
iShares Barclays 1-3 Year Treasury Bond Fund	0.9%

100.0%

†	Percentages indicated are based upon net assets as of April 30, 2013.

††	Percentages indicated are based upon total investments as of April 30, 2013.

The accompanying notes are an integral part of these financial statements.

52

Statement of Investments

April 30, 2013 (Unaudited)

Nationwide Destination 2025 Fund

Mutual Funds 98.1%

	Shares	Market Value

Alternative Assets 17.9%
Nationwide Alternatives Allocation Fund, Institutional Class (a)	3,919,223	$39,623,346

Total Alternative Assets (cost $38,541,180)		39,623,346

Equity Funds 66.3%
Nationwide International Index Fund, Institutional Class (a)	6,240,900	49,303,113
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	1,444,384	24,337,869
Nationwide S&P 500 Index Fund, Institutional Class (a)	4,173,602	55,091,545
Nationwide Small Cap Index Fund, Institutional Class (a)	1,314,000	17,712,716

Total Equity Funds (cost $121,335,151)		146,445,243

Fixed Income Funds 13.9%
Nationwide Bond Index Fund, Institutional Class (a)	1,876,385	21,991,234
Nationwide Inflation-Protected Securities Fund, Institutional Class (a)	864,373	8,686,949

Total Fixed Income Funds (cost $30,617,094)		30,678,183

Total Mutual Funds (cost $190,493,425)		216,746,772

Exchange Traded Funds 2.0%
Fixed Income Funds 2.0%
iShares Barclays 1-3 Year Credit Bond Fund	20,249	2,138,092
iShares Barclays 1-3 Year Treasury Bond Fund	25,266	2,135,230

Total Exchange Traded Funds (cost $4,265,257)		4,273,322

Total Investments (cost $194,758,682) (b) — 100.1%		221,020,094

Liabilities in excess of other assets — (0.1)%		(112,272)

NET ASSETS — 100.0%		$220,907,822

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

53

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

Nationwide Destination 2025 Fund
Assets:
Investments in affiliates, at value (cost $190,493,425)	$216,746,772
Investments in non-affiliates, at value (cost $4,265,257)	4,273,322

Total Investments	221,020,094

Cash	903
Receivable for capital shares issued	304,579

Total Assets	221,325,576

Liabilities:
Payable for investments purchased	298,176
Payable for capital shares redeemed	6,403
Accrued expenses and other payables:
Investment advisory fees	22,973
Distribution fees	48,023
Administrative servicing fees	41,608
Trustee fees (Note 3)	368
Professional fees (Note 3)	203

Total Liabilities	417,754

Net Assets	$220,907,822

Represented by:
Capital	$192,101,943
Accumulated distributions in excess of net investment income	(221,915)
Accumulated net realized gains from affiliated and non-affiliated investments	2,766,382
Net unrealized appreciation/(depreciation) from investments in affiliates	26,253,347
Net unrealized appreciation/(depreciation) from investments in non-affiliates	8,065

Net Assets	$220,907,822

Net Assets:
Class A Shares	$28,105,271
Class C Shares	1,729,746
Class R1 Shares	9,976,957
Class R2 Shares	89,492,269
Institutional Service Class Shares	68,321,130
Institutional Class Shares	23,282,449

Total	$220,907,822

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,869,424
Class C Shares	177,386
Class R1 Shares	1,019,775
Class R2 Shares	9,153,874
Institutional Service Class Shares	6,962,421
Institutional Class Shares	2,363,005

Total	22,545,885

54

Nationwide Destination 2025 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.79
Class C Shares(a)	$9.75
Class R1 Shares	$9.78
Class R2 Shares	$9.78
Institutional Service Class Shares	$9.81
Institutional Class Shares	$9.85
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.39

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

55

Statement of Operations

For the Six Months Ended April 30, 2013 (Unaudited)

Nationwide Destination 2025 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$2,484,417
Dividend income from non-affiliates	24,003

Total Income	2,508,420

EXPENSES:
Investment advisory fees	129,389
Distribution fees Class A	32,140
Distribution fees Class C	6,597
Distribution fees Class R1	31,528
Distribution fees Class R2	204,905
Administrative servicing fees Class A	32,141
Administrative servicing fees Class R1	12,126
Administrative servicing fees Class R2	102,363
Administrative servicing fees Institutional Service Class	75,213
Professional fees (Note 3)	708
Trustee fees (Note 3)	3,563

Total Expenses	630,673

NET INVESTMENT INCOME	1,877,747

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	2,008,907
Net realized gains from investment transactions with affiliates	3,092,536
Net realized gains from investment transactions with non-affiliates	10,523

Net realized gains from affiliated and non-affiliated investments	5,111,966

Net change in unrealized appreciation/(depreciation) from investments in affiliates	14,602,900
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(15,869)

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	14,587,031

Net realized/unrealized gains from affiliated and non-affiliated investments	19,698,997

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$21,576,744

The accompanying notes are an integral part of these financial statements.

56

Statements of Changes in Net Assets

	Nationwide Destination 2025 Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
Operations:
Net investment income	$1,877,747	$1,655,831
Net realized gains from affiliated and non-affiliated investments	5,111,966	6,851,930
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	14,587,031	5,336,031

Change in net assets resulting from operations	21,576,744	13,843,792

Distributions to Shareholders From:
Net investment income:
Class A	(268,833)	(239,220)
Class C	(10,642)	(6,153)
Class R1	(85,995)	(70,404)
Class R2	(778,207)	(605,047)
Institutional Service Class	(699,811)	(621,850)
Institutional Class	(256,174)	(222,627)
Net realized gains:
Class A	(825,238)	(1,169,396)
Class C	(40,214)	(44,988)
Class R1	(323,330)	(568,902)
Class R2	(2,698,201)	(3,834,225)
Institutional Service Class	(1,911,615)	(2,406,650)
Institutional Class	(630,536)	(691,705)

Change in net assets from shareholder distributions	(8,528,796)	(10,481,167)

Change in net assets from capital transactions	22,352,532	38,320,266

Change in net assets	35,400,480	41,682,891

Net Assets:
Beginning of period	185,507,342	143,824,451

End of period	$220,907,822	$185,507,342

Accumulated distributions in excess of net investment income at end of period	$(221,915)	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$9,274,702	$6,026,645
Dividends reinvested	1,092,527	1,406,249
Cost of shares redeemed	(8,293,104)	(2,874,587)

Total Class A Shares	2,074,125	4,558,307

Class C Shares
Proceeds from shares issued	486,282	478,319
Dividends reinvested	50,811	51,141
Cost of shares redeemed	(16,288)	(222,737)

Total Class C Shares	520,805	306,723

Class R1 Shares
Proceeds from shares issued	693,701	2,275,464
Dividends reinvested	409,325	639,306
Cost of shares redeemed	(1,483,920)	(2,482,997)

Total Class R1 Shares	(380,894)	431,773

57

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2025 Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$8,021,648	$16,030,633
Dividends reinvested	3,476,408	4,439,272
Cost of shares redeemed	(5,669,845)	(7,474,102)

Total Class R2 Shares	5,828,211	12,995,803

Institutional Service Class Shares
Proceeds from shares issued	12,089,200	14,920,908
Dividends reinvested	2,611,426	3,028,500
Cost of shares redeemed	(4,774,006)	(3,763,385)

Total Institutional Service Class Shares	9,926,620	14,186,023

Institutional Class Shares
Proceeds from shares issued	5,368,669	6,535,347
Dividends reinvested	886,710	914,332
Cost of shares redeemed	(1,871,714)	(1,608,042)

Total Institutional Class Shares	4,383,665	5,841,637

Change in net assets from capital transactions	$22,352,532	$38,320,266

SHARE TRANSACTIONS:
Class A Shares
Issued	960,684	676,732
Reinvested	120,589	167,395
Redeemed	(855,641)	(323,808)

Total Class A Shares	225,632	520,319

Class C Shares
Issued	51,661	53,792
Reinvested	5,633	6,119
Redeemed	(1,800)	(25,276)

Total Class C Shares	55,494	34,635

Class R1 Shares
Issued	73,809	253,516
Reinvested	45,229	76,353
Redeemed	(157,496)	(273,515)

Total Class R1 Shares	(38,458)	56,354

Class R2 Shares
Issued	855,255	1,794,070
Reinvested	384,428	530,016
Redeemed	(610,008)	(841,783)

Total Class R2 Shares	629,675	1,482,303

Institutional Service Class Shares
Issued	1,280,332	1,669,005
Reinvested	287,396	359,344
Redeemed	(504,959)	(421,733)

Total Institutional Service Class Shares	1,062,769	1,606,616

58

	Nationwide Destination 2025 Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	568,930	732,808
Reinvested	97,187	107,855
Redeemed	(198,791)	(179,189)

Total Institutional Class Shares	467,326	661,474

Total change in shares	2,402,438	4,361,701

Amount designated as “–” is zero or has been rounded to zero.

The accompanying notes are an integral part of these financial statements.

59

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2025 Fund

	Operations				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$9.21	0.09	0.90	0.99	(0.10)	(0.31)	(0.41)	$9.79	11.18%		$28,105,271	0.63%	1.87%	0.63%	8.11%
Year Ended October 31, 2012 (f)	$9.11	0.09	0.65	0.74	(0.10)	(0.54)	(0.64)	$9.21	8.82%		$24,342,321	0.66%	1.03%	0.66%	37.48%
Year Ended October 31, 2011 (f)	$9.02	0.15	0.12	0.27	(0.15)	(0.03)	(0.18)	$9.11	2.94%		$19,351,261	0.82%	1.63%	0.82%	37.20%
Year Ended October 31, 2010 (f)	$8.03	0.10	1.09	1.19	(0.13)	(0.07)	(0.20)	$9.02	14.90%		$16,653,084	0.83%	1.15%	0.83%	9.54%
Year Ended October 31, 2009 (f)	$7.14	0.12	0.94	1.06	(0.15)	(0.02)	(0.17)	$8.03	15.26%		$7,071,645	0.83%	1.65%	0.83%	17.69%
Year Ended October 31, 2008 (f)	$10.64	0.21	(3.51)	(3.30)	(0.20)	–	(0.20)	$7.14	(31.43%	)	$1,020,031	0.58%	2.34%	0.67%	20.79%

Class C Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$9.17	0.06	0.91	0.97	(0.08)	(0.31)	(0.39)	$9.75	11.01%		$1,729,746	1.13%	1.30%	1.13%	8.11%
Year Ended October 31, 2012 (f)	$9.08	0.05	0.64	0.69	(0.06)	(0.54)	(0.60)	$9.17	8.25%		$1,118,036	1.16%	0.53%	1.16%	37.48%
Year Ended October 31, 2011 (f)	$9.00	0.11	0.11	0.22	(0.11)	(0.03)	(0.14)	$9.08	2.42%		$792,694	1.33%	1.17%	1.33%	37.20%
Year Ended October 31, 2010 (f)	$8.03	0.07	1.07	1.14	(0.10)	(0.07)	(0.17)	$9.00	14.29%		$764,625	1.33%	0.82%	1.33%	9.54%
Year Ended October 31, 2009 (f)	$7.13	0.09	0.94	1.03	(0.11)	(0.02)	(0.13)	$8.03	14.70%		$273,534	1.33%	1.26%	1.33%	17.69%
Year Ended October 31, 2008 (f)	$10.64	0.19	(3.54)	(3.35)	(0.16)	–	(0.16)	$7.13	(31.83%	)	$92,946	1.33%	2.27%	1.38%	20.79%

Class R1 Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$9.20	0.07	0.90	0.97	(0.08)	(0.31)	(0.39)	$9.78	10.98%		$9,976,957	1.03%	1.52%	1.03%	8.11%
Year Ended October 31, 2012 (f)	$9.10	0.06	0.64	0.70	(0.06)	(0.54)	(0.60)	$9.20	8.39%		$9,732,989	1.07%	0.65%	1.07%	37.48%
Year Ended October 31, 2011 (f)	$9.02	0.11	0.12	0.23	(0.12)	(0.03)	(0.15)	$9.10	2.50%		$9,120,057	1.23%	1.22%	1.23%	37.20%
Year Ended October 31, 2010 (f)	$8.04	0.09	1.06	1.15	(0.10)	(0.07)	(0.17)	$9.02	14.41%		$7,749,196	1.24%	1.04%	1.24%	9.54%
Year Ended October 31, 2009 (f)	$7.14	0.10	0.94	1.04	(0.12)	(0.02)	(0.14)	$8.04	14.85%		$5,216,272	1.23%	1.40%	1.23%	17.69%
Year Ended October 31, 2008 (f)	$10.64	0.16	(3.50)	(3.34)	(0.16)	–	(0.16)	$7.14	(31.76%	)	$2,129,817	1.04%	1.78%	1.13%	20.79%

Class R2 Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$9.19	0.08	0.91	0.99	(0.09)	(0.31)	(0.40)	$9.78	11.18%		$89,492,269	0.88%	1.66%	0.88%	8.11%
Year Ended October 31, 2012 (f)	$9.10	0.07	0.64	0.71	(0.08)	(0.54)	(0.62)	$9.19	8.45%		$78,346,959	0.91%	0.78%	0.91%	37.48%
Year Ended October 31, 2011 (f)	$9.01	0.13	0.12	0.25	(0.13)	(0.03)	(0.16)	$9.10	2.74%		$64,069,479	1.08%	1.35%	1.08%	37.20%
Year Ended October 31, 2010 (f)	$8.03	0.10	1.06	1.16	(0.11)	(0.07)	(0.18)	$9.01	14.55%		$52,502,941	1.09%	1.14%	1.09%	9.54%
Year Ended October 31, 2009 (f)	$7.13	0.11	0.94	1.05	(0.13)	(0.02)	(0.15)	$8.03	15.03%		$32,035,568	1.08%	1.48%	1.08%	17.69%
Year Ended October 31, 2008 (f)	$10.65	0.17	(3.50)	(3.33)	(0.19)	–	(0.19)	$7.13	(31.69%	)	$10,901,731	0.92%	1.91%	1.01%	20.79%

Institutional Service Class Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$9.22	0.10	0.91	1.01	(0.11)	(0.31)	(0.42)	$9.81	11.41%		$68,321,130	0.38%	2.11%	0.38%	8.11%
Year Ended October 31, 2012 (f)	$9.13	0.11	0.64	0.75	(0.12)	(0.54)	(0.66)	$9.22	8.96%		$54,414,481	0.41%	1.28%	0.41%	37.48%
Year Ended October 31, 2011 (f)	$9.04	0.16	0.14	0.30	(0.18)	(0.03)	(0.21)	$9.13	3.22%		$39,186,280	0.58%	1.74%	0.58%	37.20%
Year Ended October 31, 2010 (f)	$8.05	0.14	1.06	1.20	(0.14)	(0.07)	(0.21)	$9.04	15.10%		$23,298,175	0.59%	1.60%	0.59%	9.54%
Year Ended October 31, 2009 (f)	$7.13	0.14	0.95	1.09	(0.15)	(0.02)	(0.17)	$8.05	15.76%		$10,393,320	0.58%	1.94%	0.58%	17.69%
Year Ended October 31, 2008 (f)	$10.65	0.21	(3.52)	(3.31)	(0.21)	–	(0.21)	$7.13	(31.57%	)	$2,675,193	0.57%	2.39%	0.63%	20.79%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.

60

Financial Highlights (Continued)

Selected data for each share of capital outstanding throughout the periods indicated

	Operations				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Institutional Class Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$9.26	0.11	0.91	1.02	(0.12)	(0.31)	(0.43)	$9.85	11.50%		$23,282,449	0.13%	2.35%	0.13%	8.11%
Year Ended October 31, 2012 (f)	$9.16	0.13	0.65	0.78	(0.14)	(0.54)	(0.68)	$9.26	9.30%		$17,552,556	0.16%	1.49%	0.16%	37.48%
Year Ended October 31, 2011 (f)	$9.07	0.19	0.13	0.32	(0.20)	(0.03)	(0.23)	$9.16	3.46%		$11,304,680	0.33%	2.03%	0.33%	37.20%
Year Ended October 31, 2010 (f)	$8.06	0.16	1.08	1.24	(0.16)	(0.07)	(0.23)	$9.07	15.51%		$6,600,762	0.34%	1.92%	0.34%	9.54%
Year Ended October 31, 2009 (f)	$7.15	0.16	0.94	1.10	(0.17)	(0.02)	(0.19)	$8.06	15.83%		$4,349,665	0.33%	2.15%	0.33%	17.69%
Year Ended October 31, 2008 (f)	$10.65	0.23	(3.50)	(3.27)	(0.23)	–	(0.23)	$7.15	(31.22%	)	$1,174,417	0.33%	2.47%	0.45%	20.79%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

61

Nationwide Destination 2030 Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the semiannual period ended April 30, 2013, the Nationwide Destination 2030 Fund (Class R2) returned 12.47% versus 11.29% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2030 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2030 Funds (consisting of 192 funds as of April 30, 2013) was 10.18% for the same time period.

Which underlying funds contributed the most to the Fund’s performance?

The most positive returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide International Index Fund (with target allocations of 29% and 25%, respectively), which gained 14.29% and 16.68%, respectively.

All 10 sectors within the S&P 500® Index (the benchmark for the Nationwide S&P 500 Index Fund) recorded positive returns during the reporting period. The sectors that made the strongest contributions to Fund performance were consumer discretionary, health care and financials.

All 10 sectors within the MSCI EAFE® Index (the benchmark for the Nationwide International Index Fund) recorded positive returns during the reporting period. The sectors that made the strongest contributions to Fund performance were consumer discretionary, financials and health care.

Which underlying funds detracted the most from the Fund’s performance?

The underlying investment that contributed the smallest return for the Nationwide Destination 2030 Fund during the reporting period was the Nationwide Inflation-Protected Securities Fund (with a target allocation of 3%), which registered -0.02%.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

62

Fund Performance	Nationwide Destination 2030 Fund

Average Annual Total Return

(For periods ended April 30, 2013)

		Six Months*	1 Yr.	5 Yr.	Inception[5]
Class A	w/o SC1	12.44%	14.94%	3.52%	3.19%
	w/SC2	5.97%	8.33%	2.31%	2.12%
Class C	w/o SC1	12.35%	14.44%	3.01%	2.68%
	w/SC3	11.35%	13.44%	3.01%	2.68%
Class R1[4]		12.37%	14.53%	3.10%	2.78%
Class R2[4]		12.47%	14.76%	3.25%	2.93%
Institutional Service Class[4]		12.68%	15.26%	3.74%	3.39%
Institutional Class[4]		12.76%	15.54%	4.00%	3.67%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Since inception date of August 30, 2007.

Expense Ratios

Expense Ratio*
Class A	0.93%
Class C	1.43%
Class R1	1.33%
Class R2	1.18%
Institutional Service Class	0.68%
Institutional Class	0.43%
*	Current effective prospectus dated March 1, 2013. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2014. Please see the Fund's most recent prospectus for details.

63

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R2 shares of the Nationwide Destination 2030 Fund from inception through 4/30/13 versus the Morningstar Lifetime Moderate 2030 Index(a) and the Consumer Price Index (CPI)(b) from 9/1/07 through 4/30/13. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The Morningstar® Lifetime Allocation Indexes are a series of 13 unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on Ibbotson Associates’ Lifetime Asset Allocation methodology.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

64

Shareholder Expense Example	Nationwide Destination 2030 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2012) and continued to hold your shares at the end of the reporting period (April 30, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2012 through April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2012 through April 30, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2013

Nationwide Destination 2030 Fund			Beginning Account Value ($) 11/01/12	Ending Account Value ($) 04/30/13	Expenses Paid During Period ($) 11/01/12 - 04/30/13[a,b]	Expense Ratio During Period (%) 11/01/12 - 04/30/13[a,b]
Class A Shares	Actual		1,000.00	1,124.40	3.32	0.63
	Hypothetical	[c]	1,000.00	1,021.67	3.16	0.63
Class C Shares	Actual		1,000.00	1,123.50	5.95	1.13
	Hypothetical	[c]	1,000.00	1,019.19	5.66	1.13
Class R1 Shares	Actual		1,000.00	1,123.70	5.42	1.03
	Hypothetical	[c]	1,000.00	1,019.69	5.16	1.03
Class R2 Shares	Actual		1,000.00	1,124.70	4.64	0.88
	Hypothetical	[c]	1,000.00	1,020.43	4.41	0.88
Institutional Service Class Shares	Actual		1,000.00	1,126.80	2.00	0.38
	Hypothetical	[c]	1,000.00	1,022.91	1.91	0.38
Institutional Class Shares	Actual		1,000.00	1,127.60	0.69	0.13
	Hypothetical	[c]	1,000.00	1,024.15	0.65	0.13

[a]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[b]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2012 through April 30, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[c]	Represents the hypothetical 5% return before expenses.

65

Portfolio Summary April 30, 2013 (Unaudited)	Nationwide Destination 2030 Fund

Asset Allocation †
Equity Funds	75.3%
Alternative Assets	13.9%
Fixed Income Funds	10.8%
Liabilities in excess of other assets ††	0.0%

100.0%

Top Holdings †††
Nationwide S&P 500 Index Fund, Institutional Class	28.9%
Nationwide International Index Fund, Institutional Class	23.3%
Nationwide Alternatives Allocation Fund, Institutional Class	13.9%
Nationwide Mid Cap Market Index Fund, Institutional Class	12.0%
Nationwide Small Cap Index Fund, Institutional Class	11.1%
Nationwide Bond Index Fund, Institutional Class	7.0%
Nationwide Inflation-Protected Securities Fund, Institutional Class	1.9%
iShares Barclays 1-3 Year Credit Bond Fund	1.0%
iShares Barclays 1-3 Year Treasury Bond Fund	0.9%

100.0%

†	Percentages indicated are based upon net assets as of April 30, 2013.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of April 30, 2013.

The accompanying notes are an integral part of these financial statements.

66

Statement of Investments

April 30, 2013 (Unaudited)

Nationwide Destination 2030 Fund

Mutual Funds 98.1%

	Shares	Market Value

Alternative Assets 13.9%
Nationwide Alternatives Allocation Fund, Institutional Class (a)	3,156,984	$31,917,107

Total Alternative Assets (cost $31,070,021)		31,917,107

Equity Funds 75.3%
Nationwide International Index Fund, Institutional Class (a)	6,738,424	53,233,551
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	1,635,442	27,557,190
Nationwide S&P 500 Index Fund, Institutional Class (a)	5,019,042	66,251,355
Nationwide Small Cap Index Fund, Institutional Class (a)	1,875,599	25,283,074

Total Equity Funds (cost $137,745,113)		172,325,170

Fixed Income Funds 8.9%
Nationwide Bond Index Fund, Institutional Class (a)	1,357,115	15,905,386
Nationwide Inflation-Protected Securities Fund, Institutional Class (a)	442,114	4,443,250

Total Fixed Income Funds (cost $20,271,172)		20,348,636

Total Mutual Funds (cost $189,086,306)		224,590,913

Exchange Traded Funds 1.9%

	Shares	Market Value

Fixed Income Funds 1.9%
iShares Barclays 1-3 Year Credit Bond Fund	20,783	2,194,477
iShares Barclays 1-3 Year Treasury Bond Fund	25,963	2,194,133

Total Exchange Traded Funds (cost $4,381,089)		4,388,610

Total Investments (cost $193,467,395) (b) — 100.0%		228,979,523

Liabilities in excess of other assets — 0.0%†		(111,170)

NET ASSETS — 100.0%		$228,868,353

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

67

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

Nationwide Destination 2030 Fund
Assets:
Investments in affiliates, at value (cost $189,086,306)	$224,590,913
Investments in non-affiliates, at value (cost $4,381,089)	4,388,610

Total Investments	228,979,523

Cash	5,416
Receivable for investments sold	232,538
Receivable for capital shares issued	116,436

Total Assets	229,333,913

Liabilities:
Payable for investments purchased	1,478
Payable for capital shares redeemed	348,974
Accrued expenses and other payables:
Investment advisory fees	23,838
Distribution fees	53,426
Administrative servicing fees	37,234
Trustee fees (Note 3)	392
Professional fees (Note 3)	218

Total Liabilities	465,560

Net Assets	$228,868,353

Represented by:
Capital	$189,653,843
Accumulated distributions in excess of net investment income	(269,131)
Accumulated net realized gains from affiliated and non-affiliated investments	3,971,513
Net unrealized appreciation/(depreciation) from investments in affiliates	35,504,607
Net unrealized appreciation/(depreciation) from investments in non-affiliates	7,521

Net Assets	$228,868,353

68

Nationwide Destination 2030 Fund
Net Assets:
Class A Shares	$46,540,772
Class C Shares	1,273,229
Class R1 Shares	12,777,256
Class R2 Shares	91,035,453
Institutional Service Class Shares	55,763,116
Institutional Class Shares	21,478,527

Total	$228,868,353

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	4,752,626
Class C Shares	130,504
Class R1 Shares	1,308,187
Class R2 Shares	9,322,245
Institutional Service Class Shares	5,681,808
Institutional Class Shares	2,180,322

Total	23,375,692

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.79
Class C Shares (a)	$9.76
Class R1 Shares	$9.77
Class R2 Shares	$9.77
Institutional Service Class Shares	$9.81
Institutional Class Shares	$9.85
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.39

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

69

Statement of Operations

For the Six Months Ended April 30, 2013 (Unaudited)

Nationwide Destination 2030 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$2,688,183
Dividend income from non-affiliates	24,958

Total Income	2,713,141

EXPENSES:
Investment advisory fees	134,389
Distribution fees Class A	54,193
Distribution fees Class C	5,883
Distribution fees Class R1	39,467
Distribution fees Class R2	204,723
Administrative servicing fees Class A	54,193
Administrative servicing fees Class R1	15,179
Administrative servicing fees Class R2	102,274
Administrative servicing fees Institutional Service Class	61,459
Professional fees (Note 3)	725
Trustee fees (Note 3)	3,700

Total Expenses	676,185

NET INVESTMENT INCOME	2,036,956

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	2,387,892
Net realized gains from investment transactions with affiliates	4,937,941
Net realized gains from investment transactions with non-affiliates	13,718

Net realized gains from affiliated and non-affiliated investments	7,339,551

Net change in unrealized appreciation/(depreciation) from investments in affiliates	15,400,136
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(19,280)

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	15,380,856

Net realized/unrealized gains from affiliated and non-affiliated investments	22,720,407

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$24,757,363

The accompanying notes are an integral part of these financial statements.

70

Statements of Changes in Net Assets

	Nationwide Destination 2030 Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
Operations:
Net investment income	$2,036,956	$1,687,064
Net realized gains from affiliated and non-affiliated investments	7,339,551	8,213,049
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	15,380,856	5,400,303

Change in net assets resulting from operations	24,757,363	15,300,416

Distributions to Shareholders From:
Net investment income:
Class A	(490,938)	(424,742)
Class C	(10,796)	(6,502)
Class R1	(113,341)	(79,846)
Class R2	(831,552)	(584,555)
Institutional Service Class	(605,457)	(505,675)
Institutional Class	(254,003)	(234,639)
Net realized gains:
Class A	(1,669,422)	(1,619,827)
Class C	(45,713)	(45,793)
Class R1	(469,616)	(472,638)
Class R2	(3,147,917)	(2,826,341)
Institutional Service Class	(1,834,671)	(1,484,847)
Institutional Class	(699,441)	(566,473)

Change in net assets from shareholder distributions	(10,172,867)	(8,851,878)

Change in net assets from capital transactions	22,406,600	29,750,565

Change in net assets	36,991,096	36,199,103

Net Assets:
Beginning of period	191,877,257	155,678,154

End of period	$228,868,353	$191,877,257

Accumulated distributions in excess of net investment income at end of period	$(269,131)	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$33,099,398	$6,773,398
Dividends reinvested	2,160,360	2,044,569
Cost of shares redeemed	(33,772,430)	(4,042,768)

Total Class A Shares	1,487,328	4,775,199

Class C Shares
Proceeds from shares issued	43,535	81,747
Dividends reinvested	56,509	52,295
Cost of shares redeemed	(36,554)	(90,863)

Total Class C Shares	63,490	43,179

Class R1 Shares
Proceeds from shares issued	646,503	2,239,222
Dividends reinvested	582,957	552,484
Cost of shares redeemed	(978,527)	(2,099,447)

Total Class R1 Shares	250,933	692,259

71

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2030 Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$9,775,292	$14,742,178
Dividends reinvested	3,979,469	3,410,896
Cost of shares redeemed	(4,076,686)	(7,568,084)

Total Class R2 Shares	9,678,075	10,584,990

Institutional Service Class Shares
Proceeds from shares issued	9,525,098	11,900,020
Dividends reinvested	2,440,128	1,990,522
Cost of shares redeemed	(3,764,954)	(4,156,729)

Total Institutional Service Class Shares	8,200,272	9,733,813

Institutional Class Shares
Proceeds from shares issued	4,010,755	7,006,511
Dividends reinvested	953,444	801,112
Cost of shares redeemed	(2,237,697)	(3,886,498)

Total Institutional Class Shares	2,726,502	3,921,125

Change in net assets from capital transactions	$22,406,600	$29,750,565

SHARE TRANSACTIONS:
Class A Shares
Issued	3,403,952	766,015
Reinvested	240,547	245,678
Redeemed	(3,479,217)	(455,128)

Total Class A Shares	165,282	556,565

Class C Shares
Issued	4,642	9,252
Reinvested	6,314	6,330
Redeemed	(3,934)	(10,441)

Total Class C Shares	7,022	5,141

Class R1 Shares
Issued	69,333	252,322
Reinvested	65,135	66,795
Redeemed	(103,744)	(233,559)

Total Class R1 Shares	30,724	85,558

Class R2 Shares
Issued	1,045,834	1,667,358
Reinvested	444,405	411,708
Redeemed	(438,235)	(861,368)

Total Class R2 Shares	1,052,004	1,217,698

Institutional Service Class Shares
Issued	1,013,173	1,338,339
Reinvested	270,867	238,179
Redeemed	(396,974)	(462,930)

Total Institutional Service Class Shares	887,066	1,113,588

72

	Nationwide Destination 2030 Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	426,457	787,800
Reinvested	105,410	95,269
Redeemed	(237,806)	(437,607)

Total Institutional Class Shares	294,061	445,462

Total change in shares	2,436,159	3,424,012

Amount designated as “–” is zero or has been rounded to zero.

The accompanying notes are an integral part of these financial statements.

73

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2030 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$9.17	0.09	1.01	1.10	(0.11)	(0.37)	(0.48)	$9.79	12.44%		$46,540,772	0.63%	2.01%	0.63%	7.72%
Year Ended October 31, 2012 (f)	$8.89	0.09	0.68	0.77	(0.10)	(0.39)	(0.49)	$9.17	9.26%		$42,044,565	0.67%	1.01%	0.67%	29.14%
Year Ended October 31, 2011 (f)	$8.81	0.15	0.12	0.27	(0.15)	(0.04)	(0.19)	$8.89	3.00%		$35,835,375	0.83%	1.61%	0.83%	27.34%
Year Ended October 31, 2010 (f)	$7.78	0.11	1.09	1.20	(0.12)	(0.05)	(0.17)	$8.81	15.63%		$32,684,738	0.84%	1.36%	0.84%	7.36%
Year Ended October 31, 2009 (f)	$6.89	0.10	0.95	1.05	(0.14)	(0.02)	(0.16)	$7.78	15.79%		$23,551,191	0.83%	1.45%	0.83%	15.08%
Year Ended October 31, 2008 (f)	$10.72	0.18	(3.81)	(3.63)	(0.18)	(0.02)	(0.20)	$6.89	(34.43%	)	$1,711,218	0.61%	2.04%	0.72%	18.91%
Class C Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$9.13	0.07	1.02	1.09	(0.09)	(0.37)	(0.46)	$9.76	12.35%		$1,273,229	1.13%	1.52%	1.13%	7.72%
Year Ended October 31, 2012 (f)	$8.86	0.05	0.66	0.71	(0.05)	(0.39)	(0.44)	$9.13	8.63%		$1,127,956	1.17%	0.51%	1.17%	29.14%
Year Ended October 31, 2011 (f)	$8.79	0.09	0.13	0.22	(0.11)	(0.04)	(0.15)	$8.86	2.51%		$1,048,796	1.33%	0.97%	1.33%	27.34%
Year Ended October 31, 2010 (f)	$7.77	0.07	1.09	1.16	(0.09)	(0.05)	(0.14)	$8.79	15.12%		$802,611	1.33%	0.80%	1.33%	7.36%
Year Ended October 31, 2009 (f)	$6.88	0.06	0.95	1.01	(0.10)	(0.02)	(0.12)	$7.77	15.10%		$304,217	1.32%	0.85%	1.32%	15.08%
Year Ended October 31, 2008 (f)	$10.72	0.11	(3.80)	(3.69)	(0.13)	(0.02)	(0.15)	$6.88	(34.81%	)	$33,926	1.33%	1.22%	1.41%	18.91%
Class R1 Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$9.14	0.07	1.02	1.09	(0.09)	(0.37)	(0.46)	$9.77	12.37%		$12,777,256	1.03%	1.61%	1.03%	7.72%
Year Ended October 31, 2012 (f)	$8.87	0.05	0.67	0.72	(0.06)	(0.39)	(0.45)	$9.14	8.74%		$11,678,780	1.07%	0.60%	1.07%	29.14%
Year Ended October 31, 2011 (f)	$8.79	0.10	0.14	0.24	(0.12)	(0.04)	(0.16)	$8.87	2.69%		$10,572,264	1.23%	1.11%	1.23%	27.34%
Year Ended October 31, 2010 (f)	$7.78	0.08	1.08	1.16	(0.10)	(0.05)	(0.15)	$8.79	15.05%		$7,769,345	1.23%	1.00%	1.23%	7.36%
Year Ended October 31, 2009 (f)	$6.88	0.08	0.94	1.02	(0.10)	(0.02)	(0.12)	$7.78	15.25%		$4,980,319	1.23%	1.22%	1.23%	15.08%
Year Ended October 31, 2008 (f)	$10.72	0.14	(3.81)	(3.67)	(0.15)	(0.02)	(0.17)	$6.88	(34.70%	)	$1,666,828	1.19%	1.65%	1.26%	18.91%
Class R2 Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$9.14	0.08	1.02	1.10	(0.10)	(0.37)	(0.47)	$9.77	12.47%		$91,035,453	0.88%	1.75%	0.88%	7.72%
Year Ended October 31, 2012 (f)	$8.87	0.07	0.67	0.74	(0.08)	(0.39)	(0.47)	$9.14	8.91%		$75,603,163	0.91%	0.75%	0.91%	29.14%
Year Ended October 31, 2011 (f)	$8.79	0.12	0.13	0.25	(0.13)	(0.04)	(0.17)	$8.87	2.83%		$62,553,329	1.08%	1.30%	1.08%	27.34%
Year Ended October 31, 2010 (f)	$7.77	0.09	1.09	1.18	(0.11)	(0.05)	(0.16)	$8.79	15.32%		$49,279,996	1.09%	1.09%	1.09%	7.36%
Year Ended October 31, 2009 (f)	$6.88	0.10	0.92	1.02	(0.11)	(0.02)	(0.13)	$7.77	15.31%		$28,154,823	1.08%	1.39%	1.08%	15.08%
Year Ended October 31, 2008 (f)	$10.72	0.15	(3.81)	(3.66)	(0.16)	(0.02)	(0.18)	$6.88	(34.60%	)	$10,381,376	1.01%	1.63%	1.10%	18.91%
Institutional Service Class Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$9.18	0.10	1.02	1.12	(0.12)	(0.37)	(0.49)	$9.81	12.68%		$55,763,116	0.38%	2.21%	0.38%	7.72%
Year Ended October 31, 2012 (f)	$8.91	0.11	0.67	0.78	(0.12)	(0.39)	(0.51)	$9.18	9.40%		$44,037,894	0.41%	1.25%	0.41%	29.14%
Year Ended October 31, 2011 (f)	$8.82	0.16	0.14	0.30	(0.17)	(0.04)	(0.21)	$8.91	3.36%		$32,793,397	0.58%	1.73%	0.58%	27.34%
Year Ended October 31, 2010 (f)	$7.79	0.13	1.09	1.22	(0.14)	(0.05)	(0.19)	$8.82	15.86%		$21,130,412	0.59%	1.55%	0.59%	7.36%
Year Ended October 31, 2009 (f)	$6.89	0.13	0.93	1.06	(0.14)	(0.02)	(0.16)	$7.79	15.96%		$9,006,401	0.58%	1.81%	0.58%	15.08%
Year Ended October 31, 2008 (f)	$10.73	0.19	(3.83)	(3.64)	(0.18)	(0.02)	(0.20)	$6.89	(34.46%	)	$2,175,279	0.56%	2.25%	0.62%	18.91%
Institutional Class Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$9.22	0.11	1.02	1.13	(0.13)	(0.37)	(0.50)	$9.85	12.76%		$21,478,527	0.13%	2.45%	0.13%	7.72%
Year Ended October 31, 2012 (f)	$8.94	0.13	0.68	0.81	(0.14)	(0.39)	(0.53)	$9.22	9.75%		$17,384,899	0.16%	1.47%	0.16%	29.14%
Year Ended October 31, 2011 (f)	$8.85	0.18	0.14	0.32	(0.19)	(0.04)	(0.23)	$8.94	3.60%		$12,874,993	0.33%	1.98%	0.33%	27.34%
Year Ended October 31, 2010 (f)	$7.81	0.16	1.08	1.24	(0.15)	(0.05)	(0.20)	$8.85	16.14%		$8,041,558	0.34%	1.90%	0.34%	7.36%
Year Ended October 31, 2009 (f)	$6.90	0.14	0.95	1.09	(0.16)	(0.02)	(0.18)	$7.81	16.33%		$5,757,085	0.33%	1.99%	0.33%	15.08%
Year Ended October 31, 2008 (f)	$10.73	0.21	(3.82)	(3.61)	(0.20)	(0.02)	(0.22)	$6.90	(34.22%	)	$1,602,049	0.33%	2.26%	0.44%	18.91%

Amounts designated as “–” are zero or have been rounded to zero.

(a) Excludes sales charge.

(b) Not annualized for periods less than one year.

(c) Annualized for periods less than one year.

(d) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f) Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

74

Nationwide Destination 2035 Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the semiannual period ended April 30, 2013, the Nationwide Destination 2035 Fund (Class R2) returned 13.43% versus 12.33% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2035 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2035 Funds (consisting of 132 funds as of April 30, 2013) was 11.43% for the same time period.

Which underlying funds contributed the most to the Fund’s performance?

The most positive returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide International Index Fund (with target allocations of 31% and 27%, respectively), which gained 14.29% and 16.68%, respectively.

All 10 sectors within the S&P 500® Index (the benchmark for the Nationwide S&P 500 Index Fund) recorded positive returns during the reporting period. The sectors that made the strongest contributions to Fund performance were consumer discretionary, health care and financials.

All 10 sectors within the MSCI EAFE® Index (the benchmark for the Nationwide International Index Fund) recorded positive returns during the reporting period. The sectors that made the strongest contributions to Fund performance were consumer discretionary, financials and health care.

Which underlying funds detracted the most from the Fund’s performance?

The underlying investment that contributed the smallest return for the Nationwide Destination 2035 Fund during the reporting period was the iShares Barclays 1-3 Year Credit Bond ETF (with a target allocation of 1%), which returned 0.68%.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

75

Fund Performance	Nationwide Destination 2035 Fund

Average Annual Total Return

(For periods ended April 30, 2013)

		Six Months*	1 Yr.	5 Yr.	Inception[5]
Class A	w/o SC1	13.63%	15.89%	3.52%	3.03%
	w/SC2	7.15%	9.18%	2.29%	1.96%
Class C	w/o SC1	13.38%	15.38%	2.99%	2.50%
	w/SC3	12.38%	14.38%	2.99%	2.50%
Class R1[4]		13.45%	15.44%	3.09%	2.60%
Class R2[4]		13.43%	15.49%	3.25%	2.76%
Institutional Service Class[4]		13.76%	16.10%	3.75%	3.23%
Institutional Class[4]		13.83%	16.36%	4.02%	3.52%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Since inception date of August 30, 2007.

Expense Ratios

Expense Ratio*
Class A	0.93%
Class C	1.43%
Class R1	1.33%
Class R2	1.18%
Institutional Service Class	0.68%
Institutional Class	0.43%
*	Current effective prospectus dated March 1, 2013. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2014. Please see the Fund's most recent prospectus for details.

76

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R2 shares of the Nationwide Destination 2035 Fund from inception through 4/30/13 versus the Morningstar Lifetime Moderate 2035 Index(a) and the Consumer Price Index (CPI)(b) from 9/1/07 through 4/30/13. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The Morningstar® Lifetime Allocation Indexes are a series of 13 unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on lbbotson Associates’ Lifetime Asset Allocation methodology.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

77

Shareholder Expense Example	Nationwide Destination 2035 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2012) and continued to hold your shares at the end of the reporting period (April 30, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2012 through April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2012 through April 30, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2013

Nationwide Destination 2035 Fund			Beginning Account Value ($) 11/01/12	Ending Account Value ($) 04/30/13	Expenses Paid During Period ($) 11/01/12 - 04/30/13[a,b]	Expense Ratio During Period (%) 11/01/12 - 04/30/13[a,b]
Class A Shares	Actual		1,000.00	1,136.30	3.34	0.63
	Hypothetical	[c]	1,000.00	1,021.67	3.16	0.63
Class C Shares	Actual		1,000.00	1,133.80	5.98	1.13
	Hypothetical	[c]	1,000.00	1,019.19	5.66	1.13
Class R1 Shares	Actual		1,000.00	1,134.50	5.45	1.03
	Hypothetical	[c]	1,000.00	1,019.69	5.16	1.03
Class R2 Shares	Actual		1,000.00	1,134.30	4.66	0.88
	Hypothetical	[c]	1,000.00	1,020.43	4.41	0.88
Institutional Service Class Shares	Actual		1,000.00	1,137.60	2.01	0.38
	Hypothetical	[c]	1,000.00	1,022.91	1.91	0.38
Institutional Class Shares	Actual		1,000.00	1,138.30	0.69	0.13
	Hypothetical	[c]	1,000.00	1,024.15	0.65	0.13

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2012 through April 30, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

78

Portfolio Summary April 30, 2013 (Unaudited)	Nationwide Destination 2035 Fund

Asset Allocation †
Equity Funds	83.2%
Alternative Assets	11.9%
Fixed Income Funds	4.9%
Liabilities in excess of other assets ††	0.0%

100.0%

Top Holdings †††
Nationwide S&P 500 Index Fund, Institutional Class	30.9%
Nationwide International Index Fund, Institutional Class	26.3%
Nationwide Small Cap Index Fund, Institutional Class	13.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	13.0%
Nationwide Alternatives Allocation Fund, Institutional Class	11.9%
Nationwide Bond Index Fund, Institutional Class	3.9%
iShares Barclays 1-3 Year Credit Bond Fund	1.0%

100.0%

†	Percentages indicated are based upon net assets as of April 30, 2013.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of April 30, 2013.

The accompanying notes are an integral part of these financial statements.

79

Statement of Investments

April 30, 2013

Nationwide Destination 2035 Fund

Mutual Funds 99.1%

	Shares	Market Value

Alternative Assets 11.9%
Nationwide Alternatives Allocation Fund, Institutional Class (a)	1,662,197	$16,804,809

Total Alternative Assets (cost $16,290,892)		16,804,809

Equity Funds 83.2%
Nationwide International Index Fund, Institutional Class (a)	4,685,699	37,017,025
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	1,086,110	18,300,962
Nationwide S&P 500 Index Fund, Institutional Class (a)	3,301,440	43,579,009
Nationwide Small Cap Index Fund, Institutional Class (a)	1,359,347	18,324,000

Total Equity Funds (cost $97,012,523)		117,220,996

Fixed Income Fund 4.0%
Nationwide Bond Index Fund, Institutional Class (a)	472,954	5,543,021

Total Fixed Income Fund (cost $5,537,087)		5,543,021

Total Mutual Funds (cost $118,840,502)		139,568,826

Exchange Traded Fund 0.9%
Fixed Income Fund 0.9%
iShares Barclays 1-3 Year Credit Bond Fund	12,876	1,359,577

Total Exchange Traded Fund (cost $1,355,618)		1,359,577

Total Investments (cost $120,196,120) (b) — 100.0%		140,928,403

Liabilities in excess of other assets — 0.0% †		(68,783)

NET ASSETS — 100.0%		$140,859,620

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

80

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

Nationwide Destination 2035 Fund
Assets:
Investments in affiliates, at value (cost $118,840,502)	$139,568,826
Investments in non-affiliates, at value (cost $1,355,618)	1,359,577

Total Investments	140,928,403

Cash	60
Receivable for capital shares issued	171,013

Total Assets	141,099,476

Liabilities:
Payable for investments purchased	155,585
Payable for capital shares redeemed	15,494
Accrued expenses and other payables:
Investment advisory fees	14,550
Distribution fees	32,721
Administrative servicing fees	21,165
Trustee fees (Note 3)	227
Professional fees (Note 3)	114

Total Liabilities	239,856

Net Assets	$140,859,620

Represented by:
Capital	$118,486,743
Accumulated distributions in excess of net investment income	(177,107)
Accumulated net realized gains from affiliated and non-affiliated investments	1,817,701
Net unrealized appreciation/(depreciation) from investments in affiliates	20,728,324
Net unrealized appreciation/(depreciation) from investments in non-affiliates	3,959

Net Assets	$140,859,620

Net Assets:
Class A Shares	$14,813,031
Class C Shares	1,291,758
Class R1 Shares	3,267,733
Class R2 Shares	68,092,446
Institutional Service Class Shares	37,353,977
Institutional Class Shares	16,040,675

Total	$140,859,620

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,502,148
Class C Shares	132,136
Class R1 Shares	332,242
Class R2 Shares	6,930,877
Institutional Service Class Shares	3,783,090
Institutional Class Shares	1,618,030

Total	14,298,523

81

Statement of Assets and Liabilities (Continued)

April 30, 2013 (Unaudited)

Nationwide Destination 2035 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.86
Class C Shares (a)	$9.78
Class R1 Shares	$9.84
Class R2 Shares	$9.82
Institutional Service Class Shares	$9.87
Institutional Class Shares	$9.91
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.46

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

82

Statement of Operations

For the Six Months Ended April 30, 2013 (Unaudited)

Nationwide Destination 2035 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$1,696,031
Dividend income from non-affiliates	8,617

Total Income	1,704,648

EXPENSES:
Investment advisory fees	80,489
Distribution fees Class A	16,637
Distribution fees Class C	5,844
Distribution fees Class R1	9,548
Distribution fees Class R2	150,951
Administrative servicing fees Class A	16,637
Administrative servicing fees Class R1	3,673
Administrative servicing fees Class R2	75,411
Administrative servicing fees Institutional Service Class	39,733
Professional fees (Note 3)	432
Trustee fees (Note 3)	2,207

Total Expenses	401,562

NET INVESTMENT INCOME	1,303,086

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	1,508,030
Net realized gains from investment transactions with affiliates	1,893,963
Net realized gains from investment transactions with non-affiliates	89

Net realized gains from affiliated and non-affiliated investments	3,402,082

Net change in unrealized appreciation/(depreciation) from investments in affiliates	11,383,429
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(2,368)

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	11,381,061

Net realized/unrealized gains from affiliated and non-affiliated investments	14,783,143

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$16,086,229

The accompanying notes are an integral part of these financial statements.

83

Statements of Changes in Net Assets

	Nationwide Destination 2035 Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
Operations:
Net investment income	$1,303,086	$952,552
Net realized gains from affiliated and non-affiliated investments	3,402,082	4,175,368
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	11,381,061	3,870,146

Change in net assets resulting from operations	16,086,229	8,998,066

Distributions to Shareholders From:
Net investment income:
Class A	(159,642)	(123,786)
Class C	(11,557)	(3,946)
Class R1	(29,233)	(20,706)
Class R2	(661,999)	(425,386)
Institutional Service Class	(411,934)	(301,315)
Institutional Class	(205,828)	(173,986)
Net realized gains:
Class A	(427,913)	(294,516)
Class C	(37,998)	(7,827)
Class R1	(93,467)	(86,192)
Class R2	(1,970,670)	(1,286,846)
Institutional Service Class	(990,348)	(555,792)
Institutional Class	(458,732)	(280,772)

Change in net assets from shareholder distributions	(5,459,321)	(3,561,070)

Change in net assets from capital transactions	17,117,003	24,560,447

Change in net assets	27,743,911	29,997,443

Net Assets:
Beginning of period	113,115,709	83,118,266

End of period	$140,859,620	$113,115,709

Accumulated distributions in excess of net investment income at end of period	$(177,107)	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,077,119	$3,273,852
Dividends reinvested	587,555	418,302
Cost of shares redeemed	(2,543,335)	(1,491,824)

Total Class A Shares	1,121,339	2,200,330

Class C Shares
Proceeds from shares issued	156,548	795,218
Dividends reinvested	49,555	11,773
Cost of shares redeemed	(52,341)	(67,075)

Total Class C Shares	153,762	739,916

Class R1 Shares
Proceeds from shares issued	303,738	929,670
Dividends reinvested	122,700	106,898
Cost of shares redeemed	(151,602)	(1,088,988)

Total Class R1 Shares	274,836	(52,420)

84

	Nationwide Destination 2035 Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$7,245,697	$12,786,044
Dividends reinvested	2,632,669	1,712,232
Cost of shares redeemed	(2,879,773)	(4,574,083)

Total Class R2 Shares	6,998,593	9,924,193

Institutional Service Class Shares
Proceeds from shares issued	7,317,602	9,641,979
Dividends reinvested	1,402,282	857,107
Cost of shares redeemed	(1,899,005)	(2,149,527)

Total Institutional Service Class Shares	6,820,879	8,349,559

Institutional Class Shares
Proceeds from shares issued	2,905,641	4,631,795
Dividends reinvested	664,560	454,758
Cost of shares redeemed	(1,822,607)	(1,687,684)

Total Institutional Class Shares	1,747,594	3,398,869

Change in net assets from capital transactions	$17,117,003	$24,560,447

SHARE TRANSACTIONS:
Class A Shares
Issued	321,502	374,565
Reinvested	65,389	50,755
Redeemed	(265,973)	(169,752)

Total Class A Shares	120,918	255,568

Class C Shares
Issued	17,095	91,389
Reinvested	5,568	1,433
Redeemed	(5,681)	(7,692)

Total Class C Shares	16,982	85,130

Class R1 Shares
Issued	32,625	107,637
Reinvested	13,705	13,100
Redeemed	(16,265)	(121,996)

Total Class R1 Shares	30,065	(1,259)

Class R2 Shares
Issued	773,303	1,467,171
Reinvested	294,242	209,156
Redeemed	(312,131)	(525,277)

Total Class R2 Shares	755,414	1,151,050

Institutional Service Class Shares
Issued	776,627	1,095,751
Reinvested	155,727	103,550
Redeemed	(199,188)	(245,202)

Total Institutional Service Class Shares	733,166	954,099

85

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2035 Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	308,055	529,395
Reinvested	73,431	54,636
Redeemed	(194,054)	(195,502)

Total Institutional Class Shares	187,432	388,529

Total change in shares	1,843,977	2,833,117

Amount designated as “–” is zero or has been rounded to zero.

The accompanying notes are an integral part of these financial statements.

86

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2035 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2013(f) (Unaudited)	$9.09	0.10	1.10	1.20	(0.12)	(0.31)	(0.43)	$9.86	13.63%		$14,813,031	0.63%	2.12%	0.63%	5.62%
Year Ended October 31, 2012 (f)	$8.65	0.09	0.70	0.79	(0.10)	(0.25)	(0.35)	$9.09	9.60%		$12,557,034	0.66%	0.99%	0.66%	19.07%
Year Ended October 31, 2011 (f)	$8.54	0.13	0.15	0.28	(0.15)	(0.02)	(0.17)	$8.65	3.19%		$9,734,398	0.83%	1.42%	0.83%	26.04%
Year Ended October 31, 2010 (f)	$7.53	0.08	1.13	1.21	(0.12)	(0.08)	(0.20)	$8.54	16.20%		$6,517,439	0.83%	1.00%	0.83%	9.62%
Year Ended October 31, 2009 (f)	$6.68	0.11	0.90	1.01	(0.13)	(0.03)	(0.16)	$7.53	15.49%		$2,098,910	0.83%	1.56%	0.83%	18.42%
Year Ended October 31, 2008 (f)	$10.76	0.16	(4.00)	(3.84)	(0.23)	(0.01)	(0.24)	$6.68	(36.39%	)	$868,514	0.65%	1.87%	0.73%	37.28%

Class C Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$9.02	0.07	1.09	1.16	(0.09)	(0.31)	(0.40)	$9.78	13.38%		$1,291,758	1.13%	1.63%	1.13%	5.62%
Year Ended October 31, 2012 (f)	$8.60	0.04	0.70	0.74	(0.07)	(0.25)	(0.32)	$9.02	9.16%		$1,038,535	1.15%	0.42%	1.15%	19.07%
Year Ended October 31, 2011 (f)	$8.49	0.10	0.13	0.23	(0.10)	(0.02)	(0.12)	$8.60	2.60%		$258,058	1.33%	1.11%	1.33%	26.04%
Year Ended October 31, 2010 (f)	$7.50	0.06	1.10	1.16	(0.09)	(0.08)	(0.17)	$8.49	15.63%		$248,436	1.33%	0.78%	1.33%	9.62%
Year Ended October 31, 2009 (f)	$6.65	0.09	0.88	0.97	(0.09)	(0.03)	(0.12)	$7.50	14.97%		$78,692	1.33%	1.35%	1.33%	18.42%
Year Ended October 31, 2008 (f)	$10.75	0.13	(4.01)	(3.88)	(0.21)	(0.01)	(0.22)	$6.65	(36.78%	)	$40,087	1.33%	1.47%	1.40%	37.28%

Class R1 Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$9.07	0.08	1.10	1.18	(0.10)	(0.31)	(0.41)	$9.84	13.45%		$3,267,733	1.03%	1.69%	1.03%	5.62%
Year Ended October 31, 2012 (f)	$8.63	0.05	0.70	0.75	(0.06)	(0.25)	(0.31)	$9.07	9.16%		$2,740,456	1.07%	0.63%	1.07%	19.07%
Year Ended October 31, 2011 (f)	$8.52	0.09	0.16	0.25	(0.12)	(0.02)	(0.14)	$8.63	2.86%		$2,617,473	1.23%	1.01%	1.23%	26.04%
Year Ended October 31, 2010 (f)	$7.52	0.08	1.09	1.17	(0.09)	(0.08)	(0.17)	$8.52	15.73%		$908,658	1.23%	1.00%	1.23%	9.62%
Year Ended October 31, 2009 (f)	$6.67	0.09	0.88	0.97	(0.09)	(0.03)	(0.12)	$7.52	14.90%		$668,175	1.23%	1.43%	1.23%	18.42%
Year Ended October 31, 2008 (f)	$10.75	0.11	(3.99)	(3.88)	(0.19)	(0.01)	(0.20)	$6.67	(36.66%	)	$544,925	1.18%	1.34%	1.25%	37.28%

Class R2 Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$9.06	0.09	1.08	1.17	(0.10)	(0.31)	(0.41)	$9.82	13.43%		$68,092,446	0.88%	1.88%	0.88%	5.62%
Year Ended October 31, 2012 (f)	$8.62	0.07	0.70	0.77	(0.08)	(0.25)	(0.33)	$9.06	9.37%		$55,946,652	0.91%	0.75%	0.91%	19.07%
Year Ended October 31, 2011 (f)	$8.51	0.11	0.14	0.25	(0.12)	(0.02)	(0.14)	$8.62	2.96%		$43,308,991	1.08%	1.25%	1.08%	26.04%
Year Ended October 31, 2010 (f)	$7.51	0.08	1.10	1.18	(0.10)	(0.08)	(0.18)	$8.51	15.89%		$31,456,319	1.09%	1.06%	1.09%	9.62%
Year Ended October 31, 2009 (f)	$6.67	0.09	0.89	0.98	(0.11)	(0.03)	(0.14)	$7.51	15.15%		$18,324,931	1.08%	1.30%	1.08%	18.42%
Year Ended October 31, 2008 (f)	$10.75	0.12	(3.97)	(3.85)	(0.22)	(0.01)	(0.23)	$6.67	(36.51%	)	$5,597,892	0.90%	1.40%	1.00%	37.28%

Institutional Service Class Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$9.10	0.11	1.10	1.21	(0.13)	(0.31)	(0.44)	$9.87	13.76%		$37,353,977	0.38%	2.32%	0.38%	5.62%
Year Ended October 31, 2012 (f)	$8.66	0.11	0.70	0.81	(0.12)	(0.25)	(0.37)	$9.10	9.86%		$27,762,165	0.41%	1.24%	0.41%	19.07%
Year Ended October 31, 2011 (f)	$8.55	0.15	0.15	0.30	(0.17)	(0.02)	(0.19)	$8.66	3.45%		$18,146,376	0.58%	1.65%	0.58%	26.04%
Year Ended October 31, 2010 (f)	$7.53	0.12	1.11	1.23	(0.13)	(0.08)	(0.21)	$8.55	16.56%		$10,132,411	0.59%	1.53%	0.59%	9.62%
Year Ended October 31, 2009 (f)	$6.68	0.12	0.90	1.02	(0.14)	(0.03)	(0.17)	$7.53	15.65%		$4,641,953	0.58%	1.78%	0.58%	18.42%
Year Ended October 31, 2008 (f)	$10.76	0.17	(4.01)	(3.84)	(0.23)	(0.01)	(0.24)	$6.68	(36.36%	)	$1,169,345	0.58%	2.00%	0.64%	37.28%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.

87

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Di stributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Institutional Class Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$9.14	0.12	1.10	1.22	(0.14)	(0.31)	(0.45)	$9.91	13.83%		$16,040,675	0.13%	2.64%	0.13%	5.62%
Year Ended October 31, 2012 (f)	$8.69	0.13	0.71	0.84	(0.14)	(0.25)	(0.39)	$9.14	10.20%		$13,070,867	0.16%	1.49%	0.16%	19.07%
Year Ended October 31, 2011 (f)	$8.57	0.18	0.15	0.33	(0.19)	(0.02)	(0.21)	$8.69	3.80%		$9,052,970	0.33%	1.99%	0.33%	26.04%
Year Ended October 31, 2010 (f)	$7.55	0.15	1.10	1.25	(0.15)	(0.08)	(0.23)	$8.57	16.71%		$5,498,091	0.34%	1.85%	0.34%	9.62%
Year Ended October 31, 2009 (f)	$6.69	0.13	0.91	1.04	(0.15)	(0.03)	(0.18)	$7.55	16.07%		$3,518,013	0.33%	1.95%	0.33%	18.42%
Year Ended October 31, 2008 (f)	$10.76	0.19	(4.00)	(3.81)	(0.25)	(0.01)	(0.26)	$6.69	(36.13%	)	$1,147,474	0.33%	2.04%	0.45%	37.28%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

88

Nationwide Destination 2040 Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the semiannual period ended April 30, 2013, the Nationwide Destination 2040 Fund (Class R2) returned 14.11% versus 12.80% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2040 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2040 Funds (consisting of 179 funds as of April 30, 2013) was 11.55% for the same time period.

Which underlying funds contributed the most to the Fund’s performance?

The most positive returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide International Index Fund (with target allocations of 31% and 29%, respectively), which gained 14.29% and 16.68%, respectively.

All 10 sectors within the S&P 500® Index (the benchmark for the Nationwide S&P 500 Index Fund) recorded positive returns during the reporting period. The sectors that made the strongest contributions to Fund performance were consumer discretionary, health care and financials.

All 10 sectors within the MSCI EAFE® Index (the benchmark for the Nationwide International Index Fund) recorded positive returns during the reporting period. The sectors that made the strongest contributions to Fund performance were consumer discretionary, financials and health care.

Which underlying funds detracted the most from the Fund’s performance?

None of the seven underlying investments in the Nationwide Destination 2040 Fund generated a negative return during the reporting period. The underlying investment that contributed the smallest return for the Fund during the reporting period was the iShares Barclays 1-3 Year Credit Bond ETF (with a target allocation of 1%), which returned 0.68%.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

89

Fund Performance	Nationwide Destination 2040 Fund

Average Annual Total Return

(For periods ended April 30, 2013)

		Six Months*	1 Yr.	5 Yr.	Inception[5]
Class A	w/o SC1	14.20%	16.08%	3.14%	2.56%
	w/SC2	7.61%	9.43%	1.93%	1.50%
Class C	w/o SC1	13.81%	15.53%	2.59%	2.05%
	w/SC3	12.81%	14.53%	2.59%	2.05%
Class R1[4]		14.00%	15.67%	2.69%	2.14%
Class R2[4]		14.11%	15.93%	2.84%	2.30%
Institutional Service Class[4]		14.29%	16.38%	3.35%	2.79%
Institutional Class[4]		14.51%	16.80%	3.61%	3.06%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Since inception date of August 30, 2007.

Expense Ratios

Expense Ratio*
Class A	0.93%
Class C	1.43%
Class R1	1.33%
Class R2	1.18%
Institutional Service Class	0.68%
Institutional Class	0.43%
*	Current effective prospectus dated March 1, 2013. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2014. Please see the Fund’s most recent prospectus for details.

90

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R2 shares of the Nationwide Destination 2040 Fund from inception through 4/30/13 versus the Morningstar Lifetime Moderate 2040 Index(a) and the Consumer Price Index (CPI)(b) from 9/1/07 through 4/30/13. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The Morningstar® Lifetime Allocation Indexes are a series of 13 unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on lbbotson Associates’ Lifetime Asset Allocation methodology.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

91

Shareholder Expense Example	Nationwide Destination 2040 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2012) and continued to hold your shares at the end of the reporting period (April 30, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2012 through April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2012 through April 30, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2013

Nationwide Destination 2040 Fund			Beginning Account Value ($) 11/01/12	Ending Account Value ($) 04/30/13	Expenses Paid During Period ($) 11/01/12 - 04/30/13[a,b]	Expense Ratio During Period (%) 11/01/12 - 04/30/13[a,b]
Class A Shares	Actual		1,000.00	1,142.00	3.35	0.63
	Hypothetical	[c]	1,000.00	1,021.67	3.16	0.63
Class C Shares	Actual		1,000.00	1,138.10	5.99	1.13
	Hypothetical	[c]	1,000.00	1,019.19	5.66	1.13
Class R1 Shares	Actual		1,000.00	1,140.00	5.47	1.03
	Hypothetical	[c]	1,000.00	1,019.69	5.16	1.03
Class R2 Shares	Actual		1,000.00	1,141.10	4.67	0.88
	Hypothetical	[c]	1,000.00	1,020.43	4.41	0.88
Institutional Service Class Shares	Actual		1,000.00	1,142.90	2.02	0.38
	Hypothetical	[c]	1,000.00	1,022.91	1.91	0.38
Institutional Class Shares	Actual		1,000.00	1,145.10	0.69	0.13
	Hypothetical	[c]	1,000.00	1,024.15	0.65	0.13

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2012 through April 30, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

92

Portfolio Summary April 30, 2013 (Unaudited)	Nationwide Destination 2040 Fund

Asset Allocation †
Equity Funds	87.2%
Alternative Assets	9.9%
Fixed Income Funds	3.0%
Liabilities in excess of other assets	(0.1%)

100.0%

Top Holdings ††
Nationwide S&P 500 Index Fund, Institutional Class	30.9%
Nationwide International Index Fund, Institutional Class	28.3%
Nationwide Mid Cap Market Index Fund, Institutional Class	14.0%
Nationwide Small Cap Index Fund, Institutional Class	14.0%
Nationwide Alternatives Allocation Fund, Institutional Class	9.9%
Nationwide Bond Index Fund, Institutional Class	2.0%
iShares Barclays 1-3 Year Credit Bond Fund	0.9%

100.0%

†	Percentages indicated are based upon net assets as of April 30, 2013.

††	Percentages indicated are based upon total investments as of April 30, 2013.

The accompanying notes are an integral part of these financial statements.

93

Statement of Investments

April 30, 2013 (Unaudited)

Nationwide Destination 2040 Fund

Mutual Funds 99.1%

	Shares	Market Value

Alternative Assets 9.9%
Nationwide Alternatives Allocation Fund, Institutional Class (a)	1,116,217	$11,284,957

Total Alternative Assets (cost $10,891,350)		11,284,957

Equity Funds 87.2%
Nationwide International Index Fund, Institutional Class (a)	4,068,524	32,141,341
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	944,127	15,908,543
Nationwide S&P 500 Index Fund, Institutional Class (a)	2,663,353	35,156,255
Nationwide Small Cap Index Fund, Institutional Class (a)	1,180,125	15,908,084

Total Equity Funds (cost $81,034,003)		99,114,223

Fixed Income Fund 2.0%
Nationwide Bond Index Fund, Institutional Class (a)	187,743	2,200,347

Total Fixed Income Fund (cost $2,194,024)		2,200,347

Total Mutual Funds (cost $94,119,377)		112,599,527

Exchange Traded Fund 1.0%
Fixed Income Fund 1.0%
iShares Barclays 1-3 Year Credit Bond Fund	10,209	1,077,968

Total Exchange Traded Fund (cost $1,074,753)		1,077,968

Total Investments (cost $95,194,130) (b) — 100.1%		113,677,495

Liabilities in excess of other assets — (0.1)%		(59,083)

NET ASSETS — 100.0%		$113,618,412

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

94

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

Nationwide Destination 2040 Fund
Assets:
Investments in affiliates, at value (cost $94,119,377)	$112,599,527
Investments in non-affiliates, at value (cost $1,074,753)	1,077,968

Total Investments	113,677,495

Receivable for capital shares issued	158,238

Total Assets	113,835,733

Liabilities:
Payable for investments purchased	145,164
Payable for capital shares redeemed	11,325
Accrued expenses and other payables:
Investment advisory fees	11,742
Distribution fees	29,558
Administrative servicing fees	19,265
Trustee fees (Note 3)	177
Professional fees (Note 3)	90

Total Liabilities	217,321

Net Assets	$113,618,412

Represented by:
Capital	$94,057,964
Accumulated distributions in excess of net investment income	(155,973)
Accumulated net realized gains from affiliated and non-affiliated investments	1,233,056
Net unrealized appreciation/(depreciation) from investments in affiliates	18,480,150
Net unrealized appreciation/(depreciation) from investments in non-affiliates	3,215

Net Assets	$113,618,412

Net Assets:
Class A Shares	$11,992,818
Class C Shares	495,679
Class R1 Shares	8,473,592
Class R2 Shares	56,166,089
Institutional Service Class Shares	24,845,266
Institutional Class Shares	11,644,968

Total	$113,618,412

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,241,627
Class C Shares	51,362
Class R1 Shares	880,174
Class R2 Shares	5,834,586
Institutional Service Class Shares	2,562,855
Institutional Class Shares	1,198,561

Total	11,769,165

95

Statement of Assets and Liabilities (Continued)

April 30, 2013 (Unaudited)

Nationwide Destination 2040 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.66
Class C Shares(a)	$9.65
Class R1 Shares	$9.63
Class R2 Shares	$9.63
Institutional Service Class Shares	$9.69
Institutional Class Shares	$9.72
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.25

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

96

Statement of Operations

For the Six Months Ended April 30, 2013 (Unaudited)

Nationwide Destination 2040 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$1,387,324
Dividend income from non-affiliates	6,953

Total Income	1,394,277

EXPENSES:
Investment advisory fees	64,957
Distribution fees Class A	13,275
Distribution fees Class C	2,635
Distribution fees Class R1	26,672
Distribution fees Class R2	123,912
Administrative servicing fees Class A	13,275
Administrative servicing fees Class R1	10,259
Administrative servicing fees Class R2	61,903
Administrative servicing fees Institutional Service Class	26,107
Professional fees (Note 3)	347
Trustee fees (Note 3)	1,783

Total Expenses	345,125

NET INVESTMENT INCOME	1,049,152

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	1,265,188
Net realized gains from investment transactions with affiliates	1,411,261
Net realized gains from investment transactions with non-affiliates	39

Net realized gains from affiliated and non-affiliated investments	2,676,488

Net change in unrealized appreciation/(depreciation) from investments in affiliates	9,702,823
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(1,877)

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	9,700,946

Net realized/unrealized gains from affiliated and non-affiliated investments	12,377,434

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$13,426,586

The accompanying notes are an integral part of these financial statements.

97

Statements of Changes in Net Assets

	Nationwide Destination 2040 Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
Operations:
Net investment income	$1,049,152	$713,421
Net realized gains from affiliated and non-affiliated investments	2,676,488	2,797,946
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	9,700,946	3,461,116

Change in net assets resulting from operations	13,426,586	6,972,483

Distributions to Shareholders From:
Net investment income:
Class A	(130,843)	(96,518)
Class C	(5,809)	(3,247)
Classc R1	(86,942)	(52,188)
Class R2	(558,008)	(332,145)
Institutional Service Class	(277,425)	(195,594)
Institutional Class	(146,098)	(120,367)
Net realized gains:
Class A	(289,313)	(241,700)
Class C	(15,968)	(14,944)
Class R1	(233,291)	(210,203)
Class R2	(1,363,785)	(1,046,383)
Institutional Service Class	(553,732)	(373,782)
Institutional Class	(267,950)	(209,581)

Change in net assets from shareholder distributions	(3,929,164)	(2,896,652)

Change in net assets from capital transactions	13,598,918	19,704,625

Change in net assets	23,096,340	23,780,456

Net Assets:
Beginning of period	90,522,072	66,741,616

End of period	$113,618,412	$90,522,072

Accumulated distributions in excess of net investment income at end of period	$(155,973)	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,782,217	$2,955,824
Dividends reinvested	420,156	338,218
Cost of shares redeemed	(2,014,119)	(1,474,554)

Total Class A Shares	1,188,254	1,819,488

Class C Shares
Procceeds from shares issued	15,060	73,630
Dividends reinvested	21,777	18,191
Cost of shares redeemed	(132,079)	(51,133)

Total Class C Shares	(95,242)	40,688

Class R1 Shares
Proceeds from shares issued	538,498	1,550,417
Dividends reinvested	320,233	262,391
Cost of shares redeemed	(1,069,978)	(902,105)

Total Class R1 Shares	(211,247)	910,703

98

	Nationwide Destination 2040 Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$6,406,920	$11,261,667
Dividends reinvested	1,921,793	1,378,528
Cost of shares redeemed	(2,011,916)	(3,254,113)

Total Class R2 Shares	6,316,797	9,386,082

Institutional Service Class Shares
Proceeds from shares issued	4,496,682	6,389,361
Dividends reinvested	831,157	569,376
Cost of shares redeemed	(680,096)	(1,384,715)

Total Institutional Service Class Shares	4,647,743	5,574,022

Institutional Class Shares
Proceeds from shares issued	2,092,341	3,667,972
Dividends reinvested	414,048	329,948
Cost of shares redeemed	(753,776)	(2,024,278)

Total Institutional Class Shares	1,752,613	1,973,642

Change in net assets from capital transactions	$13,598,918	$19,704,625

SHARE TRANSACTIONS:
Class A Shares
Issued	297,089	349,974
Reinvested	47,865	42,363
Redeemed	(213,695)	(173,574)

Total Class A Shares	131,259	218,763

Class C Shares
Issued	1,608	8,709
Reinvested	2,486	2,295
Redeemed	(14,436)	(6,129)

Total Class C Shares	(10,342)	4,875

Class R1 Shares
Issued	59,113	183,540
Reinvested	36,640	33,142
Redeemed	(115,415)	(106,784)

Total Class R1 Shares	(19,662)	109,898

Class R2 Shares
Issued	704,468	1,324,795
Reinvested	219,655	173,597
Redeemed	(224,252)	(385,600)

Total Class R2 Shares	699,871	1,112,792

Institutional Service Class Shares
Issued	488,195	747,408
Reinvested	94,257	70,737
Redeemed	(73,376)	(160,415)

Total Institutional Service Class Shares	509,076	657,730

99

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2040 Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	227,351	429,579
Reinvested	46,806	40,889
Redeemed	(81,737)	(244,220)

Total Institutional Class Shares	192,420	226,248

Total change in shares	1,502,622	2,330,306

Amount designated as “–” is zero or has been rounded to zero.

The accompanying notes are an integral part of these financial statements.

100

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2040 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$8.82	0.10	1.12	1.22	(0.12)	(0.26)	(0.38)	$9.66	14.20%		$11,992,818	0.63%	2.15%	0.63%	4.56%
Year Ended October 31, 2012 (f)	$8.42	0.08	0.67	0.75	(0.10)	(0.25)	(0.35)	$8.82	9.35%		$9,796,546	0.66%	0.97%	0.66%	18.76%
Year Ended October 31, 2011 (f)	$8.33	0.13	0.13	0.26	(0.14)	(0.03)	(0.17)	$8.42	3.06%		$7,503,499	0.83%	1.47%	0.83%	24.59%
Year Ended October 31, 2010 (f)	$7.30	0.07	1.14	1.21	(0.11)	(0.07)	(0.18)	$8.33	16.98%		$5,923,289	0.84%	0.91%	0.84%	10.38%
Year Ended October 31, 2009 (f)	$6.48	0.09	0.87	0.96	(0.12)	(0.02)	(0.14)	$7.30	15.25%		$2,018,572	0.83%	1.37%	0.83%	16.68%
Year Ended October 31, 2008 (f)	$10.80	0.15	(4.24)	(4.09)	(0.22)	(0.01)	(0.23)	$6.48	(38.60%	)	$717,177	0.62%	1.72%	0.72%	23.61%

Class C Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$8.82	0.08	1.10	1.18	(0.09)	(0.26)	(0.35)	$9.65	13.81%		$495,679	1.13%	1.82%	1.13%	4.56%
Year Ended October 31, 2012 (f)	$8.41	0.04	0.67	0.71	(0.05)	(0.25)	(0.30)	$8.82	8.96%		$543,944	1.17%	0.51%	1.17%	18.76%
Year Ended October 31, 2011 (f)	$8.33	0.08	0.13	0.21	(0.10)	(0.03)	(0.13)	$8.41	2.48%		$477,951	1.33%	0.91%	1.33%	24.59%
Year Ended October 31, 2010 (f)	$7.31	0.07	1.10	1.17	(0.08)	(0.07)	(0.15)	$8.33	16.27%		$331,870	1.33%	0.88%	1.33%	10.38%
Year Ended October 31, 2009 (f)	$6.48	0.07	0.86	0.93	(0.08)	(0.02)	(0.10)	$7.31	14.81%		$192,720	1.33%	1.08%	1.33%	16.68%
Year Ended October 31, 2008 (f)	$10.81	0.07	(4.23)	(4.16)	(0.16)	(0.01)	(0.17)	$6.48	(38.99%	)	$135,913	1.33%	0.81%	1.37%	23.61%

Class R1 Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$8.79	0.08	1.12	1.20	(0.10)	(0.26)	(0.36)	$9.63	14.00%		$8,473,592	1.03%	1.80%	1.03%	4.56%
Year Ended October 31, 2012 (f)	$8.39	0.05	0.66	0.71	(0.06)	(0.25)	(0.31)	$8.79	8.95%		$7,912,866	1.07%	0.59%	1.07%	18.76%
Year Ended October 31, 2011 (f)	$8.31	0.09	0.13	0.22	(0.11)	(0.03)	(0.14)	$8.39	2.56%		$6,627,067	1.23%	0.99%	1.23%	24.59%
Year Ended October 31, 2010 (f)	$7.28	0.06	1.12	1.18	(0.08)	(0.07)	(0.15)	$8.31	16.51%		$4,682,141	1.23%	0.83%	1.23%	10.38%
Year Ended October 31, 2009 (f)	$6.47	0.07	0.86	0.93	(0.10)	(0.02)	(0.12)	$7.28	14.81%		$3,031,797	1.23%	1.06%	1.23%	16.68%
Year Ended October 31, 2008 (f)	$10.81	0.12	(4.27)	(4.15)	(0.18)	(0.01)	(0.19)	$6.47	(38.97%	)	$530,691	1.20%	1.47%	1.23%	23.61%

Class R2 Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$8.79	0.09	1.12	1.21	(0.11)	(0.26)	(0.37)	$9.63	14.11%		$56,166,089	0.88%	1.92%	0.88%	4.56%
Year Ended October 31, 2012 (f)	$8.39	0.06	0.67	0.73	(0.08)	(0.25)	(0.33)	$8.79	9.13%		$45,158,577	0.91%	0.72%	0.91%	18.76%
Year Ended October 31, 2011 (f)	$8.31	0.10	0.13	0.23	(0.12)	(0.03)	(0.15)	$8.39	2.71%		$33,748,270	1.08%	1.18%	1.08%	24.59%
Year Ended October 31, 2010 (f)	$7.28	0.07	1.12	1.19	(0.09)	(0.07)	(0.16)	$8.31	16.66%		$24,661,000	1.08%	0.95%	1.08%	10.38%
Year Ended October 31, 2009 (f)	$6.47	0.08	0.85	0.93	(0.10)	(0.02)	(0.12)	$7.28	14.89%		$14,091,812	1.08%	1.17%	1.08%	16.68%
Year Ended October 31, 2008 (f)	$10.81	0.09	(4.21)	(4.12)	(0.21)	(0.01)	(0.22)	$6.47	(38.82%	)	$4,140,142	1.02%	1.09%	1.11%	23.61%

Institutional Service Class Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$8.85	0.11	1.12	1.23	(0.13)	(0.26)	(0.39)	$9.69	14.29%		$24,845,266	0.38%	2.37%	0.38%	4.56%
Year Ended October 31, 2012 (f)	$8.44	0.10	0.68	0.78	(0.12)	(0.25)	(0.37)	$8.85	9.72%		$18,183,863	0.41%	1.21%	0.41%	18.76%
Year Ended October 31, 2011 (f)	$8.36	0.14	0.13	0.27	(0.16)	(0.03)	(0.19)	$8.44	3.19%		$11,787,766	0.58%	1.61%	0.58%	24.59%
Year Ended October 31, 2010 (f)	$7.32	0.11	1.12	1.23	(0.12)	(0.07)	(0.19)	$8.36	17.14%		$6,918,721	0.59%	1.41%	0.59%	10.38%
Year Ended October 31, 2009 (f)	$6.49	0.11	0.87	0.98	(0.13)	(0.02)	(0.15)	$7.32	15.68%		$2,928,077	0.58%	1.61%	0.58%	16.68%
Year Ended October 31, 2008 (f)	$10.81	0.13	(4.22)	(4.09)	(0.22)	(0.01)	(0.23)	$6.49	(38.54%	)	$525,479	0.58%	1.66%	0.61%	23.61%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.

101

Financial Highlights (Continued)

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Institutional Class Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$8.87	0.12	1.13	1.25	(0.14)	(0.26)	(0.40)	$9.72	14.51%		$11,644,968	0.13%	2.62%	0.13%	4.56%
Year Ended October 31, 2012 (f)	$8.46	0.12	0.68	0.80	(0.14)	(0.25)	(0.39)	$8.87	9.96%		$8,926,276	0.16%	1.45%	0.16%	18.76%
Year Ended October 31, 2011 (f)	$8.37	0.16	0.14	0.30	(0.18)	(0.03)	(0.21)	$8.46	3.54%		$6,597,063	0.33%	1.87%	0.33%	24.59%
Year Ended October 31, 2010 (f)	$7.32	0.14	1.11	1.25	(0.13)	(0.07)	(0.20)	$8.37	17.47%		$3,860,495	0.34%	1.79%	0.34%	10.38%
Year Ended October 31, 2009 (f)	$6.50	0.12	0.86	0.98	(0.14)	(0.02)	(0.16)	$7.32	15.74%		$2,510,153	0.33%	1.89%	0.33%	16.68%
Year Ended October 31, 2008 (f)	$10.82	0.17	(4.24)	(4.07)	(0.24)	(0.01)	(0.25)	$6.50	(38.37%	)	$962,281	0.33%	1.88%	0.45%	23.61%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

102

Nationwide Destination 2045 Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the semiannual period ended April 30, 2013, the Nationwide Destination 2045 Fund (Class R2) returned 14.14% versus 12.88% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2045 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2045 Funds (consisting of 131 funds as of April 30, 2013) was 12.25% for the same time period.

Which underlying funds contributed the most to the Fund’s performance?

The most positive returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide International Index Fund (with target allocations of 32% and 29%, respectively), which gained 14.29% and 16.68%, respectively.

All 10 sectors within the S&P 500® Index (the benchmark for the Nationwide S&P 500 Index Fund) recorded positive returns during the reporting period. The sectors that made the strongest contributions to Fund performance were consumer discretionary, health care and financials.

All 10 sectors within the MSCI EAFE® Index (the benchmark for the Nationwide International Index Fund) recorded positive returns during the reporting period. The sectors that made the strongest contributions to Fund performance were consumer discretionary, financials and health care.

Which underlying funds detracted the most from the Fund’s performance?

None of the seven underlying investments in the Nationwide Destination 2045 Fund generated a negative return during the reporting period. The underlying investment that contributed the smallest return for the Fund during the reporting period was the iShares Barclays 1-3 Year Credit Bond ETF (with a target allocation of 1%), which returned 0.68%.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

103

Fund Performance	Nationwide Destination 2045 Fund

Average Annual Total Return

(For periods ended April 30, 2013)

		Six Months*	1 Yr.	5 Yr.	Inception[5]
Class A	w/o SC1	14.33%	16.21%	3.13%	2.55%
	w/SC2	7.74%	9.57%	1.93%	1.49%
Class C	w/o SC1	14.02%	15.60%	2.63%	2.02%
	w/SC3	13.02%	14.60%	2.63%	2.02%
Class R1[4]		14.07%	15.62%	2.71%	2.09%
Class R2[4]		14.14%	15.97%	2.88%	2.28%
Institutional Service Class[4]		14.48%	16.46%	3.37%	2.74%
Institutional Class[4]		14.66%	16.83%	3.64%	3.03%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Since inception date of August 30, 2007.

Expense Ratios

Expense Ratio*
Class A	0.93%
Class C	1.43%
Class R1	1.33%
Class R2	1.18%
Institutional Service Class	0.68%
Institutional Class	0.43%
*	Current effective prospectus dated March 1, 2013. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2014. Please see the Fund's most recent prospectus for details.

104

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R2 shares of the Nationwide Destination 2045 Fund from inception through 4/30/13 versus the Morningstar Lifetime Moderate 2045 Index(a) and the Consumer Price Index (CPI)(b) from 9/1/07 through 4/30/13. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)

The Morningstar® Lifetime Allocation Indexes are a series of 13 unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on lbbotson Associates’ Lifetime Asset Allocation methodology.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

105

Shareholder Expense Example	Nationwide Destination 2045 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2012) and continued to hold your shares at the end of the reporting period (April 30, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2012 through April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2012 through April 30, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2013

Nationwide Destination 2045 Fund			Beginning Account Value ($) 11/01/12	Ending Account Value ($) 04/30/13	Expenses Paid During Period ($) 11/01/12 - 04/30/13[a,b]	Expense Ratio During Period (%) 11/01/12 - 04/30/13[a,b]
Class A Shares	Actual		1,000.00	1,143.30	3.35	0.63
	Hypothetical	[c]	1,000.00	1,021.67	3.16	0.63
Class C Shares	Actual		1,000.00	1,140.20	6.00	1.13
	Hypothetical	[c]	1,000.00	1,019.19	5.66	1.13
Class R1 Shares	Actual		1,000.00	1,140.70	5.47	1.03
	Hypothetical	[c]	1,000.00	1,019.69	5.16	1.03
Class R2 Shares	Actual		1,000.00	1,141.40	4.67	0.88
	Hypothetical	[c]	1,000.00	1,020.43	4.41	0.88
Institutional Service Class Shares	Actual		1,000.00	1,144.80	2.02	0.38
	Hypothetical	[c]	1,000.00	1,022.91	1.91	0.38
Institutional Class Shares	Actual		1,000.00	1,146.60	0.69	0.13
	Hypothetical	[c]	1,000.00	1,024.15	0.65	0.13

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2012 through April 30, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

106

Portfolio Summary April 30, 2013 (Unaudited)	Nationwide Destination 2045 Fund

Asset Allocation †
Equity Funds	88.1%
Alternative Assets	10.0%
Fixed Income Funds	2.0%
Liabilities in excess of other assets	(0.1)%

100.0%

Top Holdings ††
Nationwide S&P 500 Index Fund, Institutional Class	31.9%
Nationwide International Index Fund, Institutional Class	28.1%
Nationwide Mid Cap Market Index Fund, Institutional Class	14.1%
Nationwide Small Cap Index Fund, Institutional Class	14.0%
Nationwide Alternatives Allocation Fund, Institutional Class	9.9%
Nationwide Bond Index Fund, Institutional Class	1.0%
iShares Barclays 1-3 Year Credit Bond Fund	1.0%

100.0%

†	Percentages indicated are based upon net assets as of April 30, 2013.

††	Percentages indicated are based upon total investments as of April 30, 2013.

The accompanying notes are an integral part of these financial statements.

107

Statement of Investments

April 30, 2013 (Unaudited)

Nationwide Destination 2045 Fund

Mutual Funds 99.1%

	Shares	Market Value

Alternative Assets 10.0%
Nationwide Alternatives Allocation Fund, Institutional Class (a)	642,806	$6,498,774

Total Alternative Assets (cost $6,231,746)		6,498,774

Equity Funds 88.1%
Nationwide International Index Fund, Institutional Class (a)	2,318,493	18,316,097
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	544,139	9,168,741
Nationwide S&P 500 Index Fund, Institutional Class (a)	1,578,780	20,839,898
Nationwide Small Cap Index Fund, Institutional Class (a)	678,143	9,141,372

Total Equity Funds (cost $48,215,319)		57,466,108

Fixed Income Fund 1.0%
Nationwide Bond Index Fund, Institutional Class (a)	54,298	636,368

Total Fixed Income Fund (cost $636,559)		636,368

Total Mutual Funds (cost $55,083,624)		64,601,250

Exchange Traded Fund 1.0%
Fixed Income Fund 1.0%
iShares Barclays 1-3 Year Credit Bond Fund	6,017	635,335

Total Exchange Traded Fund (cost $633,535)		635,335

Total Investments (cost $55,717,159) (b) — 100.1%		65,236,585

Liabilities in excess of other assets — (0.1)%		(34,748)

NET ASSETS — 100.0%		$65,201,837

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

108

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

Nationwide Destination 2045 Fund
Assets:
Investments in affiliates, at value (cost $55,083,624)	$64,601,250
Investments in non-affiliates, at value (cost $633,535)	635,335

Total Investments	65,236,585

Cash	6,702
Receivable for investments sold	84,194
Receivable for capital shares issued	54,806

Total Assets	65,382,287

Liabilities:
Payable for investments purchased	6,543
Payable for capital shares redeemed	139,000
Accrued expenses and other payables:
Investment advisory fees	6,659
Distribution fees	18,261
Administrative servicing fees	9,852
Trustee fees (Note 3)	93
Professional fees (Note 3)	42

Total Liabilities	180,450

Net Assets	$65,201,837

Represented by:
Capital	$55,335,974
Accumulated distributions in excess of net investment income	(89,082)
Accumulated net realized gains from affiliated and non-affiliated investments	435,519
Net unrealized appreciation/(depreciation) from investments in affiliates	9,517,626
Net unrealized appreciation/(depreciation) from investments in non-affiliates	1,800

Net Assets	$65,201,837

Net Assets:
Class A Shares	$8,709,373
Class C Shares	1,712,164
Class R1 Shares	2,041,562
Class R2 Shares	35,961,080
Institutional Service Class Shares	9,003,426
Institutional Class Shares	7,774,232

Total	$65,201,837

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	912,089
Class C Shares	180,180
Class R1 Shares	215,070
Class R2 Shares	3,786,636
Institutional Service Class Shares	943,932
Institutional Class Shares	810,860

Total	6,848,767

109

Statement of Assets and Liabilities (Continued)

April 30, 2013 (Unaudited)

Nationwide Destination 2045 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.55
Class C Shares (a)	$9.50
Class R1 Shares	$9.49
Class R2 Shares	$9.50
Institutional Service Class Shares	$9.54
Institutional Class Shares	$9.59
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.13

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

110

Statement of Operations

For the Six Months Ended April 30, 2013 (Unaudited)

Nationwide Destination 2045 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$761,871
Dividend income from non-affiliates	3,833

Total Income	765,704

EXPENSES:
Investment advisory fees	35,945
Distribution fees Class A	9,332
Distribution fees Class C	6,805
Distribution fees Class R1	5,936
Distribution fees Class R2	77,241
Administrative servicing fees Class A	9,332
Administrative servicing fees Class R1	2,283
Administrative servicing fees Class R2	38,588
Administrative servicing fees Institutional Service Class	9,342
Professional fees (Note 3)	192
Trustee fees (Note 3)	981

Total Expenses	195,977

NET INVESTMENT INCOME	569,727

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	693,218
Net realized gains from investment transactions with affiliates	429,546
Net realized gains from investment transactions with non-affiliates	30

Net realized gains from affiliated and non-affiliated investments	1,122,794

Net change in unrealized appreciation/(depreciation) from investments in affiliates	5,835,934
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(998)

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	5,834,936

Net realized/unrealized gains from affiliated and non-affiliated investments	6,957,730

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$7,527,457

The accompanying notes are an integral part of these financial statements.

111

Statements of Changes in Net Assets

	Nationwide Destination 2045 Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
Operations:
Net investment income	$569,727	$355,224
Net realized gains from affiliated and non-affiliated investments	1,122,794	1,614,365
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	5,834,936	1,670,318

Change in net assets resulting from operations	7,527,457	3,639,907

Distributions to Shareholders From:
Net investment income:
Class A	(90,708)	(60,504)
Class C	(13,271)	(3,301)
Class R1	(19,156)	(10,066)
Class R2	(345,152)	(197,753)
Institutional Service Class	(101,427)	(67,873)
Institutional Class	(89,095)	(64,201)
Net realized gains:
Class A	(169,214)	(191,426)
Class C	(30,084)	(9,172)
Class R1	(42,441)	(51,586)
Class R2	(712,623)	(802,169)
Institutional Service Class	(171,504)	(159,943)
Institutional Class	(136,480)	(138,540)

Change in net assets from shareholder distributions	(1,921,155)	(1,756,534)

Change in net assets from capital transactions	10,446,715	13,576,044

Change in net assets	16,053,017	15,459,417

Net Assets:
Beginning of period	49,148,820	33,689,403

End of period	$65,201,837	$49,148,820

Accumulated distributions in excess of net investment income at end of period	$(89,082)	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,242,867	$1,878,254
Dividends reinvested	259,922	251,930
Cost of shares redeemed	(1,270,402)	(508,728)

Total Class A Shares	1,232,387	1,621,456

Class C Shares
Proceeds from shares issued	519,321	870,363
Dividends reinvested	43,355	12,473
Cost of shares redeemed	(87,792)	(36,962)

Total Class C Shares	474,884	845,874

Class R1 Shares
Proceeds from shares issued	150,637	451,111
Dividends reinvested	61,597	61,652
Cost of shares redeemed	(84,892)	(167,095)

Total Class R1 Shares	127,342	345,668

112

	Nationwide Destination 2045 Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$5,276,858	$7,805,504
Dividends reinvested	1,057,775	999,922
Cost of shares redeemed	(1,319,551)	(2,034,089)

Total Class R2 Shares	5,015,082	6,771,337

Institutional Service Class Shares
Proceeds from shares issued	2,102,274	2,890,110
Dividends reinvested	272,931	227,816
Cost of shares redeemed	(694,880)	(737,426)

Total Institutional Service Class Shares	1,680,325	2,380,500

Institutional Class Shares
Proceeds from shares issued	2,137,724	2,819,400
Dividends reinvested	225,575	202,741
Cost of shares redeemed	(446,604)	(1,410,932)

Total Institutional Class Shares	1,916,695	1,611,209

Change in net assets from capital transactions	$10,446,715	$13,576,044

SHARE TRANSACTIONS:
Class A Shares
Issued	244,771	225,349
Reinvested	29,979	32,129
Redeemed	(137,370)	(60,804)

Total Class A Shares	137,380	196,674

Class C Shares
Issued	57,417	105,260
Reinvested	5,030	1,591
Redeemed	(9,779)	(4,245)

Total Class C Shares	52,668	102,606

Class R1 Shares
Issued	16,830	54,105
Reinvested	7,151	7,944
Redeemed	(9,640)	(19,763)

Total Class R1 Shares	14,341	42,286

Class R2 Shares
Issued	585,003	934,071
Reinvested	122,714	128,547
Redeemed	(147,566)	(244,215)

Total Class R2 Shares	560,151	818,403

Institutional Service Class Shares
Issued	231,643	347,088
Reinvested	31,481	28,967
Redeemed	(76,352)	(87,660)

Total Institutional Service Class Shares	186,772	288,395

113

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2045 Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
SHARE TRANSACTIONS: (Continued)
Institutional Class Shares
Issued	235,696	336,764
Reinvested	25,862	25,655
Redeemed	(48,986)	(172,973)

Total Institutional Class Shares	212,572	189,446

Total change in shares	1,163,884	1,637,810

Amounts designated as “–” is zero or has been rounded to zero.

The accompanying notes are an integral part of these financial statements.

114

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2045 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$8.67	0.09	1.11	1.20	(0.11)	(0.21)	(0.32)	$9.55	14.33%		$8,709,373	0.63%	2.12%	0.63%	4.56%
Year Ended October 31, 2012 (f)	$8.35	0.08	0.65	0.73	(0.09)	(0.32)	(0.41)	$8.67	9.29%		$6,718,030	0.66%	0.95%	0.66%	20.41%
Year Ended October 31, 2011 (f)	$8.31	0.12	0.15	0.27	(0.14)	(0.09)	(0.23)	$8.35	3.13%		$4,825,583	0.83%	1.39%	0.83%	29.14%
Year Ended October 31, 2010 (f)	$7.26	0.07	1.16	1.23	(0.11)	(0.07)	(0.18)	$8.31	17.27%		$3,401,758	0.83%	0.84%	0.83%	14.72%
Year Ended October 31, 2009 (f)	$6.48	0.09	0.87	0.96	(0.12)	(0.06)	(0.18)	$7.26	15.22%		$910,313	0.83%	1.46%	0.83%	18.95%
Year Ended October 31, 2008 (f)	$10.87	0.14	(4.35)	(4.21)	(0.17)	(0.01)	(0.18)	$6.48	(39.25%	)	$306,286	0.76%	1.64%	0.83%	19.55%

Class C Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$8.63	0.07	1.10	1.17	(0.09)	(0.21)	(0.30)	$9.50	14.02%		$1,712,164	1.13%	1.58%	1.13%	4.56%
Year Ended October 31, 2012 (f)	$8.32	0.02	0.67	0.69	(0.06)	(0.32)	(0.38)	$8.63	8.78%		$1,100,900	1.14%	0.26%	1.14%	20.41%
Year Ended October 31, 2011 (f)	$8.29	0.06	0.16	0.22	(0.10)	(0.09)	(0.19)	$8.32	2.56%		$207,219	1.33%	0.69%	1.33%	29.14%
Year Ended October 31, 2010 (f)	$7.25	0.06	1.13	1.19	(0.08)	(0.07)	(0.15)	$8.29	16.56%		$117,043	1.33%	0.74%	1.33%	14.72%
Year Ended October 31, 2009 (f)	$6.47	0.04	0.89	0.93	(0.09)	(0.06)	(0.15)	$7.25	14.89%		$61,835	1.33%	0.63%	1.33%	18.95%
Year Ended October 31, 2008 (f)	$10.86	0.12	(4.38)	(4.26)	(0.12)	(0.01)	(0.13)	$6.47	(39.64%	)	$4,982	1.34%	1.35%	1.40%	19.55%

Class R1 Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$8.62	0.08	1.10	1.18	(0.10)	(0.21)	(0.31)	$9.49	14.07%		$2,041,562	1.03%	1.76%	1.03%	4.56%
Year Ended October 31, 2012 (f)	$8.30	0.04	0.66	0.70	(0.06)	(0.32)	(0.38)	$8.62	8.91%		$1,730,793	1.06%	0.53%	1.06%	20.41%
Year Ended October 31, 2011 (f)	$8.28	0.05	0.17	0.22	(0.11)	(0.09)	(0.20)	$8.30	2.60%		$1,315,650	1.23%	0.62%	1.23%	29.14%
Year Ended October 31, 2010 (f)	$7.24	0.05	1.15	1.20	(0.09)	(0.07)	(0.16)	$8.28	16.70%		$414,749	1.23%	0.60%	1.23%	14.72%
Year Ended October 31, 2009 (f)	$6.46	0.08	0.85	0.93	(0.09)	(0.06)	(0.15)	$7.24	14.99%		$112,869	1.23%	1.27%	1.23%	18.95%
Year Ended October 31, 2008 (f)	$10.86	0.05	(4.31)	(4.26)	(0.13)	(0.01)	(0.14)	$6.46	(39.65%	)	$58,896	1.14%	0.63%	1.18%	19.55%

Class R2 Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$8.63	0.08	1.10	1.18	(0.10)	(0.21)	(0.31)	$9.50	14.14%		$35,961,080	0.88%	1.89%	0.88%	4.56%
Year Ended October 31, 2012 (f)	$8.31	0.06	0.65	0.71	(0.07)	(0.32)	(0.39)	$8.63	9.08%		$27,832,812	0.91%	0.70%	0.91%	20.41%
Year Ended October 31, 2011 (f)	$8.28	0.10	0.14	0.24	(0.12)	(0.09)	(0.21)	$8.31	2.78%		$20,007,152	1.08%	1.12%	1.08%	29.14%
Year Ended October 31, 2010 (f)	$7.23	0.07	1.14	1.21	(0.09)	(0.07)	(0.16)	$8.28	16.94%		$13,059,574	1.09%	0.95%	1.09%	14.72%
Year Ended October 31, 2009 (f)	$6.46	0.07	0.87	0.94	(0.11)	(0.06)	(0.17)	$7.23	15.07%		$7,333,974	1.08%	1.14%	1.08%	18.95%
Year Ended October 31, 2008 (f)	$10.86	0.11	(4.33)	(4.22)	(0.17)	(0.01)	(0.18)	$6.46	(39.42%	)	$1,821,560	0.95%	1.32%	1.04%	19.55%

Institutional Service Class Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$8.66	0.11	1.11	1.22	(0.13)	(0.21)	(0.34)	$9.54	14.48%		$9,003,426	0.38%	2.40%	0.38%	4.56%
Year Ended October 31, 2012 (f)	$8.34	0.10	0.65	0.75	(0.11)	(0.32)	(0.43)	$8.66	9.57%		$6,558,488	0.41%	1.20%	0.41%	20.41%
Year Ended October 31, 2011 (f)	$8.31	0.14	0.14	0.28	(0.16)	(0.09)	(0.25)	$8.34	3.27%		$3,909,223	0.57%	1.58%	0.57%	29.14%
Year Ended October 31, 2010 (f)	$7.24	0.11	1.15	1.26	(0.12)	(0.07)	(0.19)	$8.31	17.64%		$2,384,465	0.58%	1.45%	0.58%	14.72%
Year Ended October 31, 2009 (f)	$6.47	0.11	0.85	0.96	(0.13)	(0.06)	(0.19)	$7.24	15.53%		$851,684	0.58%	1.63%	0.58%	18.95%
Year Ended October 31, 2008 (f)	$10.86	0.15	(4.35)	(4.20)	(0.18)	(0.01)	(0.19)	$6.47	(39.26%	)	$147,351	0.59%	1.96%	0.60%	19.55%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.

115

Financial Highlights (Continued)

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Institutional Class Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$8.70	0.11	1.13	1.24	(0.14)	(0.21)	(0.35)	$9.59	14.66%		$7,774,232	0.13%	2.56%	0.13%	4.56%
Year Ended October 31, 2012 (f)	$8.38	0.12	0.65	0.77	(0.13)	(0.32)	(0.45)	$8.70	9.78%		$5,207,797	0.16%	1.38%	0.16%	20.41%
Year Ended October 31, 2011 (f)	$8.34	0.18	0.13	0.31	(0.18)	(0.09)	(0.27)	$8.38	3.61%		$3,424,576	0.33%	2.07%	0.33%	29.14%
Year Ended October 31, 2010 (f)	$7.27	0.14	1.13	1.27	(0.13)	(0.07)	(0.20)	$8.34	17.77%		$2,636,642	0.34%	1.77%	0.34%	14.72%
Year Ended October 31, 2009 (f)	$6.48	0.13	0.87	1.00	(0.15)	(0.06)	(0.21)	$7.27	16.06%		$1,573,211	0.33%	1.98%	0.33%	18.95%
Year Ended October 31, 2008 (f)	$10.87	0.17	(4.35)	(4.18)	(0.20)	(0.01)	(0.21)	$6.48	(39.09%	)	$717,165	0.33%	1.88%	0.46%	19.55%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

116

Nationwide Destination 2050 Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the semiannual period ended April 30, 2013, the Nationwide Destination 2050 Fund (Class R2) returned 14.36% versus 12.90% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2050 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2050+ Funds (consisting of 250 funds as of April 30, 2013) was 12.30% for the same time period.

Which underlying funds contributed the most to the Fund’s performance?

The most positive returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide International Index Fund (with target allocations of 31% and 30%, respectively), which gained 14.29% and 16.68%, respectively.

All 10 sectors within the S&P 500® Index (the benchmark for the Nationwide S&P 500 Index Fund) recorded positive returns during the reporting period. The sectors that made the strongest contributions to Fund performance were consumer discretionary, health care and financials.

All 10 sectors within the MSCI EAFE® Index (the benchmark for the Nationwide International Index Fund) recorded positive returns during the reporting period. The sectors that made the strongest contributions to Fund performance were consumer discretionary, financials and health care.

Which underlying funds detracted the most from the Fund’s performance?

None of the five underlying investments in the Nationwide Destination 2050 Fund generated a negative return during the reporting period. The underlying investment that contributed the smallest return for the Fund during the reporting period was the Nationwide Alternatives Allocation Fund (with a target allocation of 12%), which returned 4.27%.

The Nationwide Alternatives Allocation Fund’s allocation to commodities was the largest detractor from Fund performance during the reporting period. Poor performance was largely the result of losses incurred in February 2013, as crude oil prices dropped on fears that sequestration would hurt U.S. economic growth.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

117

Fund Performance	Nationwide Destination 2050 Fund

Average Annual Total Return

(For periods ended April 30, 2013)

		Six Months*	1 Yr.	5 Yr.	Inception[5]
Class A	w/o SC1	14.38%	16.13%	3.22%	2.65%
	w/SC2	7.84%	9.42%	2.00%	1.58%
Class C	w/o SC1	14.25%	15.74%	2.62%	2.05%
	w/SC3	13.25%	14.74%	2.62%	2.05%
Class R1[4]		14.11%	15.70%	2.74%	2.16%
Class R2[4]		14.36%	15.93%	2.89%	2.33%
Institutional Service Class[4]		14.65%	16.62%	3.40%	2.83%
Institutional Class[4]		14.75%	16.79%	3.66%	3.09%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Since inception date of August 30, 2007.

Expense Ratios

Expense Ratio*
Class A	0.93%
Class C	1.43%
Class R1	1.33%
Class R2	1.18%
Institutional Service Class	0.68%
Institutional Class	0.43%
*	Current effective prospectus dated March 1, 2013. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2014. Please see the Fund’s most recent prospectus for details.

118

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class R2 shares of the Nationwide Destination 2050 Fund from inception through 4/30/13 versus the Morningstar Lifetime Moderate 2050 Index(a) and the Consumer Price Index (CPI)(b) from 9/1/07 through 4/30/13. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Morningstar® Lifetime Allocation Indexes are a series of 13 unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on lbbotson Associates’ Lifetime Asset Allocation methodology.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

119

Shareholder Expense Example	Nationwide Destination 2050 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2012) and continued to hold your shares at the end of the reporting period (April 30, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2012 through April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2012 through April 30, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2013

Nationwide Destination 2050 Fund			Beginning Account Value ($) 11/01/12	Ending Account Value ($) 04/30/13	Expenses Paid During Period ($) 11/01/12 - 04/30/13[a,b]	Expense Ratio During Period (%) 11/01/12 - 04/30/13[a,b]
Class A Shares	Actual		1,000.00	1,143.80	3.35	0.63
	Hypothetical	[c]	1,000.00	1,021.67	3.16	0.63
Class C Shares	Actual		1,000.00	1,142.50	6.06	1.14
	Hypothetical	[c]	1,000.00	1,019.14	5.71	1.14
Class R1 Shares	Actual		1,000.00	1,141.10	5.47	1.03
	Hypothetical	[c]	1,000.00	1,019.69	5.16	1.03
Class R2 Shares	Actual		1,000.00	1,143.60	4.68	0.88
	Hypothetical	[c]	1,000.00	1,020.43	4.41	0.88
Institutional Service Class Shares	Actual		1,000.00	1,146.50	2.02	0.38
	Hypothetical	[c]	1,000.00	1,022.91	1.91	0.38
Institutional Class Shares	Actual		1,000.00	1,147.50	0.69	0.13
	Hypothetical	[c]	1,000.00	1,024.15	0.65	0.13

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2012 through April 30, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

120

Portfolio Summary April 30, 2013 (Unaudited)	Nationwide Destination 2050 Fund

Asset Allocation †
Equity Funds	88.1%
Alternative Assets	12.0%
Liabilities in excess of other assets	(0.1%)

100.0%

Top Holdings ††
Nationwide S&P 500 Index Fund, Institutional Class	31.0%
Nationwide International Index Fund, Institutional Class	29.0%
Nationwide Small Cap Index Fund, Institutional Class	14.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	14.0%
Nationwide Alternatives Allocation Fund, Institutional Class	12.0%

100.0%

†	Percentages indicated are based upon net assets as of April 30, 2013.

††	Percentages indicated are based upon total investments as of April 30, 2013.

The accompanying notes are an integral part of these financial statements.

121

Statement of Investments

April 30, 2013 (Unaudited)

Nationwide Destination 2050 Fund

Mutual Funds 100.1%

	Shares	Market Value

Alternative Assets 12.0%
Nationwide Alternatives Allocation Fund, Institutional Class (a)	760,709	$7,690,767

Total Alternative Assets (cost $7,444,088)		7,690,767

Equity Funds 88.1%
Nationwide International Index Fund, Institutional Class (a)	2,352,661	18,586,020
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	532,496	8,972,561
Nationwide S&P 500 Index Fund, Institutional Class (a)	1,505,137	19,867,815
Nationwide Small Cap Index Fund, Institutional Class (a)	665,620	8,972,562

Total Equity Funds (cost $49,843,562)		56,398,958

Total Mutual Funds (cost $57,287,650)		64,089,725

Total Investments (cost $57,287,650) (b) — 100.1%		64,089,725

Liabilities in excess of other assets — (0.1)%		(33,499)

NET ASSETS — 100.0%		$64,056,226

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

122

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

Nationwide Destination 2050 Fund
Assets:
Investments in affiliates, at value (cost $57,287,650)	$64,089,725
Cash	176
Receivable for investments sold	15,464,469
Receivable for capital shares issued	34,859

Total Assets	79,589,229

Liabilities:
Payable for capital shares redeemed	15,499,328
Accrued expenses and other payables:
Investment advisory fees	6,617
Distribution fees	15,867
Administrative servicing fees	11,030
Trustee fees (Note 3)	102
Professional fees (Note 3)	59

Total Liabilities	15,533,003

Net Assets	$64,056,226

Represented by:
Capital	$52,688,337
Accumulated distributions in excess of net investment income	(90,717)
Accumulated net realized gains from affiliated and non-affiliated investments	4,656,531
Net unrealized appreciation/(depreciation) from investments in affiliates	6,802,075

Net Assets	$64,056,226

Net Assets:
Class A Shares	$19,389,673
Class C Shares	78,119
Class R1 Shares	1,564,887
Class R2 Shares	28,075,690
Institutional Service Class Shares	9,769,328
Institutional Class Shares	5,178,529

Total	$64,056,226

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,137,139
Class C Shares	8,675
Class R1 Shares	173,417
Class R2 Shares	3,117,398
Institutional Service Class Shares	1,076,399
Institutional Class Shares	569,306

Total	7,082,334

123

Statement of Assets and Liabilities (Continued)

April 30, 2013 (Unaudited)

Nationwide Destination 2050 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.07
Class C Shares (a)	$9.01
Class R1 Shares	$9.02
Class R2 Shares	$9.01
Institutional Service Class Shares	$9.08
Institutional Class Shares	$9.10
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.62

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

124

Statement of Operations

For the Six Months Ended April 30, 2013 (Unaudited)

Nationwide Destination 2050 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$783,810
Dividend income from non-affiliates	2,614

Total Income	786,424

EXPENSES:
Investment advisory fees	36,789
Distribution fees Class A	22,461
Distribution fees Class C	622
Distribution fees Class R1	4,734
Distribution fees Class R2	60,226
Administrative servicing fees Class A	22,461
Administrative servicing fees Class R1	1,821
Administrative servicing fees Class R2	30,100
Administrative servicing fees Institutional Service Class	10,658
Professional fees (Note 3)	198
Trustee fees (Note 3)	1,008

Total Expenses	191,078

NET INVESTMENT INCOME	595,346

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	712,144
Net realized gains from investment transactions with affiliates	4,924,436
Net realized gains from investment transactions with non-affiliates	2,217

Net realized gains from affiliated and non-affiliated investments	5,638,797

Net change in unrealized appreciation/(depreciation) from investments in affiliates	1,526,984
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(2,915)

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	1,524,069

Net realized/unrealized gains from affiliated and non-affiliated investments	7,162,866

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$7,758,212

The accompanying notes are an integral part of these financial statements.

125

Statements of Changes in Net Assets

	Nationwide Destination 2050 Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
Operations:
Net investment income	$595,346	$403,301
Net realized gains from affiliated and non-affiliated investments	5,638,797	2,460,293
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	1,524,069	1,141,253

Change in net assets resulting from operations	7,758,212	4,004,847

Distributions to Shareholders From:
Net investment income:
Class A	(223,494)	(167,282)
Class C	(1,571)	(798)
Class R1	(15,486)	(8,795)
Class R2	(267,292)	(153,017)
Institutional Service Class	(114,778)	(81,883)
Institutional Class	(63,442)	(45,375)
Net realized gains:
Class A	(794,249)	(820,455)
Class C	(6,748)	(6,749)
Class R1	(65,265)	(62,797)
Class R2	(1,036,393)	(939,230)
Institutional Service Class	(366,761)	(314,876)
Institutional Class	(184,891)	(133,418)

Change in net assets from shareholder distributions	(3,140,370)	(2,734,675)

Change in net assets from capital transactions	7,396,040	9,573,144

Change in net assets	12,013,882	10,843,316

Net Assets:
Beginning of period	52,042,344	41,199,028

End of period	$64,056,226	$52,042,344

Accumulated distributions in excess of net investment income at end of period	$(90,717)	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$16,976,088	$2,761,476
Dividends reinvested	1,017,743	987,737
Cost of shares redeemed	(17,220,804)	(2,085,677)

Total Class A Shares	773,027	1,663,536

Class C Shares
Proceeds from shares issued	14,550	41,577
Dividends reinvested	8,319	7,547
Cost of shares redeemed	(96,990)	(26,814)

Total Class C Shares	(74,121)	22,310

Class R1 Shares
Proceeds from shares issued	198,715	566,715
Dividends reinvested	80,751	71,592
Cost of shares redeemed	(210,730)	(383,851)

Total Class R1 Shares	68,736	254,456

126

	Nationwide Destination 2050 Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$3,950,709	$6,214,249
Dividends reinvested	1,303,685	1,092,247
Cost of shares redeemed	(756,302)	(2,881,603)

Total Class R2 Shares	4,498,092	4,424,893

Institutional Service Class Shares
Proceeds from shares issued	1,738,412	2,812,596
Dividends reinvested	481,539	396,759
Cost of shares redeemed	(887,836)	(1,325,648)

Total Institutional Service Class Shares	1,332,115	1,883,707

Institutional Class Shares
Proceeds from shares issued	1,061,564	2,101,908
Dividends reinvested	248,333	178,793
Cost of shares redeemed	(511,706)	(956,459)

Total Institutional Class Shares	798,191	1,324,242

Change in net assets from capital transactions	$7,396,040	$9,573,144

SHARE TRANSACTIONS:
Class A Shares
Issued	1,889,938	340,572
Reinvested	123,812	130,409
Redeemed	(1,918,424)	(255,220)

Total Class A Shares	95,326	215,761

Class C Shares
Issued	1,731	5,074
Reinvested	1,021	1,006
Redeemed	(11,438)	(3,252)

Total Class C Shares	(8,686)	2,828

Class R1 Shares
Issued	23,235	69,970
Reinvested	9,883	9,516
Redeemed	(24,628)	(45,909)

Total Class R1 Shares	8,490	33,577

Class R2 Shares
Issued	461,763	766,603
Reinvested	159,660	145,247
Redeemed	(89,633)	(362,076)

Total Class R2 Shares	531,790	549,774

Institutional Service Class Shares
Issued	201,861	346,054
Reinvested	58,531	52,249
Redeemed	(104,272)	(164,406)

Total Institutional Service Class Shares	156,120	233,897

127

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2050 Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	122,799	257,483
Reinvested	30,088	23,404
Redeemed	(59,186)	(118,602)

Total Institutional Class Shares	93,701	162,285

Total change in shares	876,741	1,198,122

Amount designated as “–” is zero or has been rounded to zero.

The accompanying notes are an integral part of these financial statements.

128

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2050 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$8.41	0.09	1.07	1.16	(0.11)	(0.39)	(0.50)	$9.07	14.38%		$19,389,673	0.63%	2.18%	0.63%	32.87%
Year Ended October 31, 2012 (f)	$8.25	0.07	0.62	0.69	(0.09)	(0.44)	(0.53)	$8.41	9.13%		$17,170,605	0.67%	0.92%	0.67%	22.16%
Year Ended October 31, 2011 (f)	$8.35	0.13	0.12	0.25	(0.14)	(0.21)	(0.35)	$8.25	2.87%		$15,061,292	0.83%	1.49%	0.83%	28.78%
Year Ended October 31, 2010 (f)	$7.26	0.10	1.14	1.24	(0.11)	(0.04)	(0.15)	$8.35	17.13%		$13,525,000	0.83%	1.27%	0.83%	16.40%
Year Ended October 31, 2009 (f)	$6.42	0.08	0.94	1.02	(0.14)	(0.04)	(0.18)	$7.26	16.63%		$10,334,866	0.83%	1.19%	0.83%	21.10%
Year Ended October 31, 2008 (f)	$10.89	0.14	(4.35)	(4.21)	(0.25)	(0.01)	(0.26)	$6.42	(39.48%	)	$200,917	0.59%	1.55%	0.70%	34.38%

Class C Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$8.35	0.08	1.06	1.14	(0.09)	(0.39)	(0.48)	$9.01	14.25%		$78,119	1.14%	1.97%	1.14%	32.87%
Year Ended October 31, 2012 (f)	$8.20	0.04	0.60	0.64	(0.05)	(0.44)	(0.49)	$8.35	8.57%		$144,937	1.17%	0.46%	1.17%	22.16%
Year Ended October 31, 2011 (f)	$8.31	0.04	0.17	0.21	(0.11)	(0.21)	(0.32)	$8.20	2.40%		$119,107	1.32%	0.53%	1.32%	28.78%
Year Ended October 31, 2010 (f)	$7.25	0.06	1.12	1.18	(0.08)	(0.04)	(0.12)	$8.31	16.42%		$23,491	1.34%	0.78%	1.34%	16.40%
Year Ended October 31, 2009 (f)	$6.40	0.08	0.91	0.99	(0.10)	(0.04)	(0.14)	$7.25	15.91%		$9,006	1.33%	1.23%	1.33%	21.10%
Year Ended October 31, 2008 (f)	$10.88	0.06	(4.34)	(4.28)	(0.19)	(0.01)	(0.20)	$6.40	(40.01%	)	$6,734	1.34%	0.65%	1.43%	34.38%

Class R1 Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$8.37	0.08	1.05	1.13	(0.09)	(0.39)	(0.48)	$9.02	14.11%		$1,564,887	1.03%	1.79%	1.03%	32.87%
Year Ended October 31, 2012 (f)	$8.21	0.04	0.62	0.66	(0.06)	(0.44)	(0.50)	$8.37	8.78%		$1,379,988	1.06%	0.53%	1.06%	22.16%
Year Ended October 31, 2011 (f)	$8.32	0.08	0.13	0.21	(0.11)	(0.21)	(0.32)	$8.21	2.46%		$1,078,724	1.23%	0.91%	1.23%	28.78%
Year Ended October 31, 2010 (f)	$7.25	0.08	1.11	1.19	(0.08)	(0.04)	(0.12)	$8.32	16.54%		$495,914	1.23%	0.98%	1.23%	16.40%
Year Ended October 31, 2009 (f)	$6.40	0.09	0.90	0.99	(0.10)	(0.04)	(0.14)	$7.25	15.94%		$377,829	1.23%	1.49%	1.23%	21.10%
Year Ended October 31, 2008 (f)	$10.88	0.06	(4.31)	(4.25)	(0.22)	(0.01)	(0.23)	$6.40	(39.82%	)	$314,774	1.24%	0.72%	1.27%	34.38%

Class R2 Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$8.35	0.08	1.07	1.15	(0.10)	(0.39)	(0.49)	$9.01	14.36%		$28,075,690	0.88%	1.87%	0.88%	32.87%
Year Ended October 31, 2012 (f)	$8.20	0.05	0.61	0.66	(0.07)	(0.44)	(0.51)	$8.35	8.80%		$21,595,396	0.91%	0.67%	0.91%	22.16%
Year Ended October 31, 2011 (f)	$8.30	0.09	0.14	0.23	(0.12)	(0.21)	(0.33)	$8.20	2.68%		$16,686,950	1.08%	1.11%	1.08%	28.78%
Year Ended October 31, 2010 (f)	$7.23	0.07	1.13	1.20	(0.09)	(0.04)	(0.13)	$8.30	16.75%		$10,938,108	1.09%	0.93%	1.09%	16.40%
Year Ended October 31, 2009 (f)	$6.39	0.08	0.92	1.00	(0.12)	(0.04)	(0.16)	$7.23	16.14%		$5,612,611	1.08%	1.29%	1.08%	21.10%
Year Ended October 31, 2008 (f)	$10.89	0.09	(4.33)	(4.24)	(0.25)	(0.01)	(0.26)	$6.39	(39.79%	)	$1,810,597	1.03%	1.02%	1.11%	34.38%

Institutional Service Class Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$8.41	0.10	1.08	1.18	(0.12)	(0.39)	(0.51)	$9.08	14.65%		$9,769,328	0.38%	2.39%	0.38%	32.87%
Year Ended October 31, 2012 (f)	$8.25	0.09	0.62	0.71	(0.11)	(0.44)	(0.55)	$8.41	9.40%		$7,742,113	0.41%	1.14%	0.41%	22.16%
Year Ended October 31, 2011 (f)	$8.35	0.13	0.14	0.27	(0.16)	(0.21)	(0.37)	$8.25	3.13%		$5,663,266	0.58%	1.57%	0.58%	28.78%
Year Ended October 31, 2010 (f)	$7.26	0.11	1.14	1.25	(0.12)	(0.04)	(0.16)	$8.35	17.37%		$4,315,631	0.59%	1.40%	0.59%	16.40%
Year Ended October 31, 2009 (f)	$6.41	0.10	0.93	1.03	(0.14)	(0.04)	(0.18)	$7.26	16.73%		$2,313,686	0.58%	1.50%	0.58%	21.10%
Year Ended October 31, 2008 (f)	$10.89	0.12	(4.33)	(4.21)	(0.26)	(0.01)	(0.27)	$6.41	(39.50%	)	$337,395	0.60%	1.47%	0.65%	34.38%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.

129

Financial Highlights (Continued)

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Institutional Class Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$8.43	0.11	1.08	1.19	(0.13)	(0.39)	(0.52)	$9.10	14.75%		$5,178,529	0.13%	2.57%	0.13%	32.87%
Year Ended October 31, 2012 (f)	$8.27	0.11	0.62	0.73	(0.13)	(0.44)	(0.57)	$8.43	9.64%		$4,009,305	0.16%	1.35%	0.16%	22.16%
Year Ended October 31, 2011 (f)	$8.37	0.15	0.14	0.29	(0.18)	(0.21)	(0.39)	$8.27	3.38%		$2,589,689	0.33%	1.76%	0.33%	28.78%
Year Ended October 31, 2010 (f)	$7.27	0.17	1.10	1.27	(0.13)	(0.04)	(0.17)	$8.37	17.69%		$1,271,126	0.33%	2.22%	0.33%	16.40%
Year Ended October 31, 2009 (f)	$6.42	0.14	0.91	1.05	(0.16)	(0.04)	(0.20)	$7.27	16.99%		$1,748,097	0.33%	2.15%	0.33%	21.10%
Year Ended October 31, 2008 (f)	$10.90	0.18	(4.37)	(4.19)	(0.28)	(0.01)	(0.29)	$6.42	(39.33%	)	$718,228	0.33%	1.93%	0.46%	34.38%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

130

Nationwide Destination 2055 Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the semiannual period ended April 30, 2013, the Nationwide Destination 2055 Fund (Institutional Class) returned 14.66% versus 12.86% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate 2055 Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target 2050+ Funds (consisting of 250 funds as of April 30, 2013) was 12.30% for the same time period.

Which underlying funds contributed the most to the Fund’s performance?

The most positive returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide International Index Fund (with target allocations of 30% and 30%, respectively), which gained 14.29% and 16.68%, respectively.

All 10 sectors within the S&P 500® Index (the benchmark for the Nationwide S&P 500 Index Fund) recorded positive returns during the reporting period. The sectors that made the strongest contributions to Fund performance were consumer discretionary, health care and financials.

All 10 sectors within the MSCI EAFE® Index (the benchmark for the Nationwide International Index Fund) recorded positive returns during the reporting period. The sectors that made the strongest contributions to Fund performance were consumer discretionary, financials and health care.

Which underlying funds detracted the most from the Fund’s performance?

None of the five underlying investments in the Nationwide Destination 2055 Fund generated a negative return during the reporting period. The underlying investment that contributed the smallest return for the Fund during the reporting period was the Nationwide Alternatives Allocation Fund (with a target allocation of 12%), which returned 4.27%.

The Nationwide Alternatives Allocation Fund’s allocation to commodities was the largest detractor from Fund performance during the reporting period. Poor performance was largely the result of losses incurred in February 2013, as crude oil prices dropped on fears that sequestration would hurt U.S. economic growth.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

131

Fund Performance	Nationwide Destination 2055 Fund

Average Annual Total Return

(For periods ended April 30, 2013)

		Six Months*	1 Yr.	Inception[5]
Class A	w/o SC1	14.26%	16.02%	8.80%
	w/SC2	7.73%	9.33%	6.08%
Class C	w/o SC1	14.04%	15.43%	8.15%
	w/SC3	13.04%	14.43%	8.15%
Class R1[4]		14.08%	15.53%	8.37%
Class R2[4]		14.13%	15.73%	8.47%
Institutional Service Class[4]		14.53%	16.45%	9.13%
Institutional Class[4]		14.66%	16.66%	9.22%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Since inception date of December 28, 2010.

Expense Ratios

Expense Ratio*
Class A	0.85%
Class C	1.43%
Class R1	1.30%
Class R2	1.18%
Institutional Service Class	0.61%
Institutional Class	0.43%
*	Current effective prospectus dated March 1, 2013. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2014. Please see the Fund's most recent prospectus for details.

132

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Class shares of the Nationwide Destination 2055 Fund from inception through 4/30/13 versus the Morningstar Lifetime Moderate 2055 Index(a) and the Consumer Price Index (CPI)(b) from 1/1/11 through 4/30/13. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Morningstar® Lifetime Allocation Indexes are a series of 13 unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on lbbotson Associates’ Lifetime Asset Allocation methodology.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

133

Shareholder Expense Example	Nationwide Destination 2055 Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2012) and continued to hold your shares at the end of the reporting period (April 30, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2012 through April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2012 through April 30, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2013

Nationwide Destination 2055 Fund			Beginning Account Value ($) 11/01/12	Ending Account Value ($) 04/30/13	Expenses Paid During Period ($) 11/01/12 - 04/30/13[a,b]	Expense Ratio During Period (%) 11/01/12 - 04/30/13[a,b]
Class A Shares	Actual		1,000.00	1,142.60	3.35	0.63
	Hypothetical	[c]	1,000.00	1,021.67	3.16	0.63
Class C Shares	Actual		1,000.00	1,140.40	5.94	1.12
	Hypothetical	[c]	1,000.00	1,019.24	5.61	1.12
Class R1 Shares	Actual		1,000.00	1,140.80	5.47	1.03
	Hypothetical	[c]	1,000.00	1,019.69	5.16	1.03
Class R2 Shares	Actual		1,000.00	1,141.30	4.67	0.88
	Hypothetical	[c]	1,000.00	1,020.43	4.41	0.88
Institutional Service Class Shares	Actual		1,000.00	1,145.30	2.02	0.38
	Hypothetical	[c]	1,000.00	1,022.91	1.91	0.38
Institutional Class Shares	Actual		1,000.00	1,146.60	0.69	0.13
	Hypothetical	[c]	1,000.00	1,024.15	0.65	0.13

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2012 through April 30, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

134

Portfolio Summary April 30, 2013 (Unaudited)	Nationwide Destination 2055 Fund

Asset Allocation †
Equity Funds	88.0%
Alternative Assets	12.0%
Liabilities in excess of other assets††	0.0%

100.0%

Top Holdings †††
Nationwide S&P 500 Index Fund, Institutional Class	30.0%
Nationwide International Index Fund, Institutional Class	29.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	15.0%
Nationwide Small Cap Index Fund, Institutional Class	14.0%
Nationwide Alternatives Allocation Fund, Institutional Class	12.0%

100.0%

†	Percentages indicated are based upon net assets as of April 30, 2013.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of April 30, 2013.

The accompanying notes are an integral part of these financial statements.

135

Statement of Investments

April 30, 2013 (Unaudited)

Nationwide Destination 2055 Fund

Mutual Funds 100.0%

	Shares	Market Value

Alternative Assets 12.0%
Nationwide Alternatives Allocation Fund, Institutional Class (a)	98,359	$994,413

Total Alternative Assets (cost $952,026)		994,413

Equity Funds 88.0%
Nationwide International Index Fund, Institutional Class (a)	304,607	2,406,393
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	73,954	1,246,130
Nationwide S&P 500 Index Fund, Institutional Class (a)	188,444	2,487,460
Nationwide Small Cap Index Fund, Institutional Class (a)	86,076	1,160,308

Total Equity Funds (cost $6,420,519)		7,300,291

Total Mutual Funds (cost $7,372,545)		8,294,704

Total Investments (cost $7,372,545) (b) — 100.0%		8,294,704

Liabilities in excess of other assets — 0.0%†		(3,619)

NET ASSETS — 100.0%		$8,291,085

(a)	Investment in affiliate.

(b)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

136

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

Nationwide Destination 2055 Fund
Assets:
Investments in affiliates, at value (cost $7,372,545)	$8,294,704
Cash	35
Receivable for capital shares issued	16,113

Total Assets	8,310,852

Liabilities:
Payable for investments purchased	16,110
Payable for capital shares redeemed	3
Accrued expenses and other payables:
Investment advisory fees	833
Distribution fees	1,748
Administrative servicing fees	1,061
Trustee fees (Note 3)	8
Professional fees (Note 3)	4

Total Liabilities	19,767

Net Assets	$8,291,085

Represented by:
Capital	$7,319,566
Accumulated distributions in excess of net investment income	(9,515)
Accumulated net realized gains from affiliated and non-affiliated investments	58,875
Net unrealized appreciation/(depreciation) from investments in affiliates	922,159

Net Assets	$8,291,085

Net Assets:
Class A Shares	$472,849
Class C Shares	15,196
Class R1 Shares	159,185
Class R2 Shares	4,067,894
Institutional Service Class Shares	1,399,621
Institutional Class Shares	2,176,340

Total	$8,291,085

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	40,504
Class C Shares	1,301
Class R1 Shares	13,638
Class R2 Shares	349,046
Institutional Service Class Shares	119,633
Institutional Class Shares	185,978

Total	710,100

137

Statement of Assets and Liabilities (Continued)

April 30, 2013 (Unaudited)

Nationwide Destination 2055 Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$11.67
Class C Shares (a)	$11.68
Class R1 Shares	$11.67
Class R2 Shares	$11.65
Institutional Service Class Shares	$11.70
Institutional Class Shares	$11.70
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$12.38

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

138

Statement of Operations

For the Six Months Ended April 30, 2013 (Unaudited)

Nationwide Destination 2055 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$79,107
Dividend income from non-affiliates	247

Total Income	79,354

EXPENSES:
Investment advisory fees	4,034
Distribution fees Class A	461
Distribution fees Class C	57
Distribution fees Class R1	451
Distribution fees Class R2	7,521
Administrative servicing fees Class A	460
Administrative servicing fees Class R1	174
Administrative servicing fees Class R2	3,760
Administrative servicing fees Institutional Service Class	984
Professional fees (Note 3)	29
Trustee fees (Note 3)	100

Total Expenses	18,031

NET INVESTMENT INCOME	61,323

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	70,048
Net realized gains from investment transactions with affiliates	7,925
Net realized gains from investment transactions with non-affiliates	219

Net realized gains from affiliated and non-affiliated investments	78,192

Net change in unrealized appreciation/(depreciation) from investments in affiliates	716,069
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(251)

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	715,818

Net realized/unrealized gains from affiliated and non-affiliated investments	794,010

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$855,333

The accompanying notes are an integral part of these financial statements.

139

Statements of Changes in Net Assets

	Nationwide Destination 2055 Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
Operations:
Net investment income	$61,323	$26,046
Net realized gains from affiliated and non-affiliated investments	78,192	12,070
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	715,818	240,077

Change in net assets resulting from operations	855,333	278,193

Distributions to Shareholders From:
Net investment income:
Class A	(5,138)	(699)
Class C	(114)	(49)
Class R1	(1,412)	(1,307)
Class R2	(30,962)	(7,240)
Institutional Service Class	(5,467)	(744)
Institutional Class	(27,745)	(19,359)
Net realized gains:
Class A	(1,787)	(157)
Class C	(51)	(58)
Class R1	(608)	(1,081)
Class R2	(11,879)	(2,944)
Institutional Service Class	(1,266)	(115)
Institutional Class	(8,305)	(6,752)

Change in net assets from shareholder distributions	(94,734)	(40,505)

Change in net assets from capital transactions	3,080,126	2,663,971

Change in net assets	3,840,725	2,901,659

Net Assets:
Beginning of period	4,450,360	1,548,701

End of period	$8,291,085	$4,450,360

Accumulated distributions in excess of net investment income at end of period	$(9,515)	$–

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$478,461	$132,200
Dividends reinvested	6,925	856
Cost of shares redeemed	(190,539)	(29,315)

Total Class A Shares	294,847	103,741

Class C Shares
Proceeds from shares issued	3,103	–
Dividends reinvested	165	107
Cost of shares redeemed	–	–

Total Class C Shares	3,268	107

Class R1 Shares
Proceeds from shares issued	30,057	198,374
Dividends reinvested	2,020	2,388
Cost of shares redeemed	(29,111)	(98,274)

Total Class R1 Shares	2,966	102,488

140

	Nationwide Destination 2055 Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$1,432,616	$1,909,902
Dividends reinvested	42,841	10,184
Cost of shares redeemed	(27,564)	(163,643)

Total Class R2 Shares	1,447,893	1,756,443

Institutional Service Class Shares
Proceeds from shares issued	1,124,375	231,725
Dividends reinvested	6,733	859
Cost of shares redeemed	(82,935)	(3,869)

Total Institutional Service Class Shares	1,048,173	228,715

Institutional Class Shares
Proceeds from shares issued	308,070	532,828
Dividends reinvested	36,050	26,111
Cost of shares redeemed	(61,141)	(86,462)

Total Institutional Class Shares	282,979	472,477

Change in net assets from capital transactions	$3,080,126	$2,663,971

SHARE TRANSACTIONS:
Class A Shares
Issued	44,679	13,163
Reinvested	652	87
Redeemed	(17,412)	(2,908)

Total Class A Shares	27,919	10,342

Class C Shares
Issued	272	–
Reinvested	16	12
Redeemed	–	–

Total Class C Shares	288	12

Class R1 Shares
Issued	2,751	20,817
Reinvested	191	255
Redeemed	(2,830)	(9,554)

Total Class R1 Shares	112	11,518

Class R2 Shares
Issued	130,562	191,536
Reinvested	4,044	1,051
Redeemed	(2,471)	(15,764)

Total Class R2 Shares	132,135	176,823

Institutional Service Class Shares
Issued	102,573	22,508
Reinvested	622	87
Redeemed	(7,629)	(371)

Total Institutional Service Class Shares	95,566	22,224

141

Statements of Changes in Net Assets (Continued)

	Nationwide Destination 2055 Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	27,943	53,211
Reinvested	3,373	2,706
Redeemed	(5,436)	(8,356)

Total Institutional Class Shares	25,880	47,561

Total change in shares	281,900	268,480

Amounts designated as “–” are zero or have been rounded to zero.

The accompanying notes are an integral part of these financial statements.

142

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Destination 2055 Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)
Class A Shares
Six Months Ended April 30, 2013 (e) (Unaudited)	$10.40	0.15	1.31	1.46	(0.14)	(0.05)	(0.19)	$11.67	14.26%		$472,849	0.63%	2.72%	0.63%	5.49%
Year Ended October 31, 2012 (e)	$9.70	0.10	0.78	0.88	(0.12)	(0.06)	(0.18)	$10.40	9.20%		$130,837	0.57%	0.95%	0.57%	21.51%
Period Ended October 31, 2011 (e)(f)	$10.00	0.06	(0.29)	(0.23)	(0.07)	–	(0.07)	$9.70	(2.36%	)	$21,750	0.63%	0.68%	0.63%	30.50%

Class C Shares
Six Months Ended April 30, 2013 (e) (Unaudited)	$10.40	0.09	1.35	1.44	(0.11)	(0.05)	(0.16)	$11.68	14.04%		$15,196	1.12%	1.58%	1.12%	5.49%
Year Ended October 31, 2012 (e)	$9.69	0.04	0.78	0.82	(0.05)	(0.06)	(0.11)	$10.40	8.55%		$10,530	1.17%	0.41%	1.17%	21.51%
Period Ended October 31, 2011 (e)(f)	$10.00	–	(0.30)	(0.30)	(0.01)	–	(0.01)	$9.69	(2.97%	)	$9,703	1.33%	(0.03)%	1.33%	30.50%

Class R1 Shares
Six Months Ended April 30, 2013 (e) (Unaudited)	$10.39	0.09	1.36	1.45	(0.12)	(0.05)	(0.17)	$11.67	14.08%		$159,185	1.03%	1.66%	1.03%	5.49%
Year Ended October 31, 2012 (e)	$9.69	0.01	0.82	0.83	(0.07)	(0.06)	(0.13)	$10.39	8.73%		$140,505	1.03%	0.07%	1.03%	21.51%
Period Ended October 31, 2011 (e)(f)	$10.00	0.03	(0.30)	(0.27)	(0.04)	–	(0.04)	$9.69	(2.71%	)	$19,456	1.00%	0.40%	1.00%	30.50%

Class R2 Shares
Six Months Ended April 30, 2013 (e) (Unaudited)	$10.38	0.09	1.36	1.45	(0.13)	(0.05)	(0.18)	$11.65	14.13%		$4,067,894	0.88%	1.66%	0.88%	5.49%
Year Ended October 31, 2012 (e)	$9.68	0.05	0.79	0.84	(0.08)	(0.06)	(0.14)	$10.38	8.85%		$2,250,724	0.89%	0.52%	0.89%	21.51%
Period Ended October 31, 2011 (e)(f)	$10.00	0.02	(0.28)	(0.26)	(0.06)	–	(0.06)	$9.68	(2.64%	)	$388,081	0.99%	0.26%	0.99%	30.50%

Institutional Service Class Shares
Six Months Ended April 30, 2013 (e) (Unaudited)	$10.41	0.07	1.42	1.49	(0.15)	(0.05)	(0.20)	$11.70	14.53%		$1,399,621	0.38%	1.35%	0.38%	5.49%
Year Ended October 31, 2012 (e)	$9.70	0.10	0.81	0.91	(0.14)	(0.06)	(0.20)	$10.41	9.50%		$250,533	0.33%	1.02%	0.33%	21.51%
Period Ended October 31, 2011 (e)(f)	$10.00	0.06	(0.28)	(0.22)	(0.08)	–	(0.08)	$9.70	(2.18%	)	$17,879	0.33%	0.89%	0.33%	30.50%

Institutional Class Shares
Six Months Ended April 30, 2013 (e) (Unaudited)	$10.41	0.14	1.36	1.50	(0.16)	(0.05)	(0.21)	$11.70	14.66%		$2,176,340	0.13%	2.59%	0.13%	5.49%
Year Ended October 31, 2012 (e)	$9.70	0.14	0.77	0.91	(0.14)	(0.06)	(0.20)	$10.41	9.60%		$1,667,231	0.16%	1.38%	0.16%	21.51%
Period Ended October 31, 2011 (e)(f)	$10.00	0.08	(0.30)	(0.22)	(0.08)	–	(0.08)	$9.70	(2.18%	)	$1,091,832	0.33%	0.97%	0.33%	30.50%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Per share calculations were performed using average shares method.
(f)	For the period from December 28, 2010 (commencement of operations) through October 31, 2011.

The accompanying notes are an integral part of these financial statements.

143

Nationwide Retirement Income Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the semiannual period ended April 30, 2013, the Nationwide Retirement Income Fund (Institutional Service Class) returned 3.88% versus 4.62% for its benchmark, the Morningstar® (Mstar) Lifetime Moderate Income Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of Mixed-Asset Target Today Funds (consisting of 143 funds as of April 30, 2013) was 4.44% for the same time period.

Which underlying funds contributed the most to the Fund’s performance?

The most positive returns for the Fund during the reporting period came from the Fund’s underlying investments in the Nationwide S&P 500 Index Fund and the Nationwide Alternatives Allocation Fund (with target allocations of 12% and 38%, respectively), which gained 14.29% and 4.27%, respectively.

All 10 sectors within the S&P 500® Index (the benchmark for the Nationwide S&P 500 Index Fund) recorded positive returns during the reporting period. The sectors that made the strongest contributions to Fund performance were consumer discretionary, health care and financials.

The Nationwide Alternatives Allocation Fund’s allocations to global real estate investment trusts and U.S. high-yield bonds were the largest positive contributors to relative Fund performance during the reporting period, primarily due to gains in April 2013 as investors sought riskier assets.

Which underlying funds detracted the most from the Fund’s performance?

The underlying investment that contributed the smallest return for the Nationwide Retirement Income Fund during the reporting period was the Nationwide Inflation-Protected Securities Fund (with a target allocation of 18%), which registered -0.02%.

Portfolio Manager:

Thomas R. Hickey Jr., Nationwide Fund Advisors

144

Fund Performance	Nationwide Retirement Income Fund

Average Annual Total Return

(For periods ended April 30, 2013)

		Six Months*	1 Yr.	5 Yr.	Inception[5]
Class A	w/o SC1	3.70%	5.73%	2.66%	3.15%
	w/SC2	(2.29)%	(0.37)%	1.44%	2.08%
Class C	w/o SC1	3.49%	5.20%	2.15%	2.62%
	w/SC3	2.49%	4.20%	2.15%	2.62%
Class R1[4]		3.48%	5.31%	2.26%	2.74%
Class R2[4]		3.66%	5.46%	2.44%	2.92%
Institutional Service Class[4]		3.88%	6.04%	2.93%	3.40%
Institutional Class[4]		3.94%	6.23%	3.15%	3.65%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

*	Not annualized.

[1]	These returns do not reflect the effects of SCs.

[2]	A 5.75% front-end sales charge was deducted.

[3]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[4]	Not subject to any SCs.

[5]	Since inception date of August 30, 2007.

Expense Ratios

Expense Ratio*
Class A	0.96%
Class C	1.46%
Class R1	1.36%
Class R2	1.21%
Institutional Service Class	0.71%
Institutional Class	0.46%
*	Current effective prospectus dated March 1, 2013. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2014. Please see the Fund's most recent prospectus for details.

145

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Service Class shares of the Nationwide Retirement Income Fund from inception through 4/30/13 versus the Morningstar Lifetime Moderate Income Index(a) and the Consumer Price Index (CPI)(b) from 9/1/07 through 4/30/13. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Morningstar® Lifetime Allocation Indexes are a series of 13 unmanaged, multi-asset-class indexes designed to benchmark target-date investment products. Each index is available in three risk profiles: aggressive, moderate and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on lbbotson Associates’ Lifetime Asset Allocation methodology.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

146

Shareholder Expense Example	Nationwide Retirement Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (November 1, 2012) and continued to hold your shares at the end of the reporting period (April 30, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from November 1, 2012 through April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from November 1, 2012 through April 30, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

April 30, 2013

Nationwide Retirement Income Fund			Beginning Account Value ($) 11/01/12	Ending Account Value ($) 04/30/13	Expenses Paid During Period ($) 11/01/12 - 04/30/13[a,b]	Expense Ratio During Period (%) 11/01/12 - 04/30/13[a,b]
Class A Shares	Actual		1,000.00	1,037.00	3.18	0.63
	Hypothetical	[c]	1,000.00	1,021.67	3.16	0.63
Class C Shares	Actual		1,000.00	1,034.90	5.70	1.13
	Hypothetical	[c]	1,000.00	1,019.19	5.66	1.13
Class R1 Shares	Actual		1,000.00	1,034.80	5.20	1.03
	Hypothetical	[c]	1,000.00	1,019.69	5.16	1.03
Class R2 Shares	Actual		1,000.00	1,036.60	4.44	0.88
	Hypothetical	[c]	1,000.00	1,020.43	4.41	0.88
Institutional Service Class Shares	Actual		1,000.00	1,038.80	1.92	0.38
	Hypothetical	[c]	1,000.00	1,022.91	1.91	0.38
Institutional Class Shares	Actual		1,000.00	1,039.40	0.66	0.13
	Hypothetical	[c]	1,000.00	1,024.15	0.65	0.13

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from November 1, 2012 through April 30, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]

Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund Prospectus.

[c]	Represents the hypothetical 5% return before expenses.

147

Portfolio Summary April 30, 2013 (Unaudited)	Nationwide Retirement Income Fund

Asset Allocation †
Fixed Income Funds	40.0%
Alternative Assets	38.0%
Equity Funds	16.1%
Money Market Fund	6.0%
Liabilities in excess of other assets	(0.1%)

100.0%

Top Holdings ††
Nationwide Alternatives Allocation Fund, Institutional Class	38.0%
Nationwide Bond Index Fund, Institutional Class	17.0%
Nationwide Inflation-Protected Securities Fund, Institutional Class	15.0%
Nationwide S&P 500 Index Fund, Institutional Class	12.0%
Nationwide Money Market Fund, Institutional Class	6.0%
iShares Barclays 1-3 Year Credit Bond Fund	4.0%
iShares Barclays 1-3 Year Treasury Bond Fund	4.0%
Nationwide Mid Cap Market Index Fund, Institutional Class	2.0%
Nationwide International Index Fund, Institutional Class	2.0%

100.0%

†	Percentages indicated are based upon net assets as of April 30, 2013.

††	Percentages indicated are based upon total investments as of April 30, 2013.

The accompanying notes are an integral part of these financial statements.

148

Statement of Investments

April 30, 2013 (Unaudited)

Nationwide Retirement Income Fund

Mutual Funds 92.1%

	Shares	Market Value

Alternative Assets 38.0%
Nationwide Alternatives Allocation Fund, Institutional Class (a)	1,176,623	$11,895,661

Total Alternative Assets (cost $11,483,289)		11,895,661

Equity Funds 16.1%
Nationwide International Index Fund, Institutional Class (a)	79,515	628,168
Nationwide Mid Cap Market Index Fund, Institutional Class (a)	37,424	630,602
Nationwide S&P 500 Index Fund, Institutional Class (a)	284,732	3,758,468

Total Equity Funds (cost $4,297,143)		5,017,238

Fixed Income Funds 32.0%
Nationwide Bond Index Fund, Institutional Class (a)	454,243	5,323,732
Nationwide Inflation-Protected Securities Fund, Institutional Class (a)	465,021	4,673,457

Total Fixed Income Funds (cost $9,974,727)		9,997,189

Money Market Fund 6.0%
Nationwide Money Market Fund, Institutional Class, 0.00% *(a)(b)	1,874,963	1,874,963

Total Money Market Fund (cost $1,874,963)		1,874,963

Total Mutual Funds (cost $27,630,122)		28,785,051

Exchange Traded Funds 8.0%
Fixed Income Funds 8.0%
iShares Barclays 1-3 Year Credit Bond Fund	11,841	1,250,291
iShares Barclays 1-3 Year Treasury Bond Fund	14,790	1,249,903

Total Exchange Traded Funds (cost $2,491,448)		2,500,194

Total Investments (cost $30,121,570) (c) — 100.1%		31,285,245

Liabilities in excess of other assets — (0.1)%		(16,509)

NET ASSETS — 100.0%		$31,268,736

*	Denotes a non-income producing security.

(a)	Investment in affiliate.

(b)	Represents 7-day effective yield as of April 30, 2013.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

The accompanying notes are an integral part of these financial statements.

149

Statement of Assets and Liabilities

April 30, 2013 (Unaudited)

Nationwide Retirement Income Fund
Assets:
Investments in affiliates, at value (cost $27,630,122)	$28,785,051
Investments in non-affiliates, at value (cost $2,491,448)	2,500,194

Total Investments	31,285,245

Receivable for investments sold	62,161
Receivable for capital shares issued	6,429

Total Assets	31,353,835

Liabilities:
Payable for capital shares redeemed	8,918
Cash overdraft (Note 2)	59,170
Accrued expenses and other payables:
Investment advisory fees	3,356
Distribution fees	5,639
Administrative servicing fees	7,919
Trustee fees (Note 3)	57
Professional fees (Note 3)	40

Total Liabilities	85,099

Net Assets	$31,268,736

Represented by:
Capital	$30,186,025
Accumulated distributions in excess of net investment income	(3,679)
Accumulated net realized losses from affiliated and non-affiliated investments	(77,285)
Net unrealized appreciation/(depreciation) from investments in affiliates	1,154,929
Net unrealized appreciation/(depreciation) from investments in non-affiliates	8,746

Net Assets	$31,268,736

Net Assets:
Class A Shares	$4,590,971
Class C Shares	219,316
Class R1 Shares	615,378
Class R2 Shares	10,116,075
Institutional Service Class Shares	13,464,802
Institutional Class Shares	2,262,194

Total	$31,268,736

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	465,644
Class C Shares	22,410
Class R1 Shares	62,528
Class R2 Shares	1,031,665
Institutional Service Class Shares	1,365,926
Institutional Class Shares	229,197

Total	3,177,370

150

Nationwide Retirement Income Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.86
Class C Shares (a)	$9.79
Class R1 Shares	$9.84
Class R2 Shares	$9.81
Institutional Service Class Shares	$9.86
Institutional Class Shares	$9.87
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.46

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

151

Statement of Operations

For the Six Months Ended April 30, 2013 (Unaudited)

Nationwide Retirement Income Fund
INVESTMENT INCOME:
Dividend income from affiliates	$202,918
Dividend income from non-affiliates	10,324

Total Income	213,242

EXPENSES:
Investment advisory fees	18,341
Distribution fees Class A	5,338
Distribution fees Class C	1,055
Distribution fees Class R1	2,170
Distribution fees Class R2	21,212
Administrative servicing fees Class A	5,338
Administrative servicing fees Class R1	835
Administrative servicing fees Class R2	10,606
Administrative servicing fees Institutional Service Class	15,372
Professional fees (Note 3)	97
Trustee fees (Note 3)	501

Total Expenses	80,865

NET INVESTMENT INCOME	132,377

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gain distributions from underlying affiliated funds	86,941
Net realized gains from investment transactions with affiliates	97,346
Net realized gains from investment transactions with non-affiliates	2,564

Net realized gains from affiliated and non-affiliated investments	186,851

Net change in unrealized appreciation/(depreciation) from investments in affiliates	753,352
Net change in unrealized appreciation/(depreciation) from investments in non-affiliates	(3,704)

Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	749,648

Net realized/unrealized gains from affiliated and non-affiliated investments	936,499

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,068,876

The accompanying notes are an integral part of these financial statements.

152

Statements of Changes in Net Assets

	Nationwide Retirement Income Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
Operations:
Net investment income	$132,377	$140,159
Net realized gains from affiliated and non-affiliated investments	186,851	99,248
Net change in unrealized appreciation/(depreciation) from investments in affiliates and non-affiliates	749,648	844,045

Change in net assets resulting from operations	1,068,876	1,083,452

Distributions to Shareholders From:
Net investment income:
Class A	(23,164)	(21,487)
Class C	(838)	(591)
Class R1	(2,096)	(1,392)
Class R2	(37,009)	(19,598)
Institutional Service Class	(69,486)	(86,482)
Institutional Class	(14,847)	(20,867)
Net realized gains:
Class A	(33,706)	(201,039)
Class C	(1,604)	(12,354)
Class R1	(3,948)	(39,166)
Class R2	(60,628)	(299,681)
Institutional Service Class	(89,973)	(536,255)
Institutional Class	(17,345)	(87,144)

Change in net assets from shareholder distributions	(354,644)	(1,326,056)

Change in net assets from capital transactions	3,517,353	989,221

Change in net assets	4,231,585	746,617

Net Assets:
Beginning of period	27,037,151	26,290,534

End of period	$31,268,736	$27,037,151

Accumulated undistributed (distributions in excess of) net investment income at end of period	$(3,679)	$11,384

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,683,094	$1,353,076
Dividends reinvested	55,952	219,075
Cost of shares redeemed	(2,728,759)	(1,228,133)

Total Class A Shares	10,287	344,018

Class C Shares
Proceeds from shares issued	5,281	128,632
Dividends reinvested	2,442	12,910
Cost of shares redeemed	(5,827)	(89,535)

Total Class C Shares	1,896	52,007

Class R1 Shares
Proceeds from shares issued	297,686	148,651
Dividends reinvested	6,044	40,558
Cost of shares redeemed	(222,839)	(584,669)

Total Class R1 Shares	80,891	(395,460)

153

Statements of Changes in Net Assets (Continued)

	Nationwide Retirement Income Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
CAPITAL TRANSACTIONS: (continued)
Class R2 Shares
Proceeds from shares issued	$3,234,598	$2,765,579
Dividends reinvested	97,637	319,279
Cost of shares redeemed	(1,262,191)	(2,020,799)

Total Class R2 Shares	2,070,044	1,064,059

Institutional Service Class Shares
Proceeds from shares issued	3,819,896	2,980,627
Dividends reinvested	159,459	622,737
Cost of shares redeemed	(2,569,545)	(4,488,396)

Total Institutional Service Class Shares	1,409,810	(885,032)

Institutional Class Shares
Proceeds from shares issued	413,637	1,521,185
Dividends reinvested	32,192	108,011
Cost of shares redeemed	(501,404)	(819,567)

Total Institutional Class Shares	(55,575)	809,629

Change in net assets from capital transactions	$3,517,353	$989,221

SHARE TRANSACTIONS:
Class A Shares
Issued	274,559	142,251
Reinvested	5,834	23,908
Redeemed	(280,038)	(129,877)

Total Class A Shares	355	36,282

Class C Shares
Issued	547	13,407
Reinvested	256	1,415
Redeemed	(607)	(9,466)

Total Class C Shares	196	5,356

Class R1 Shares
Issued	30,955	15,865
Reinvested	631	4,427
Redeemed	(22,922)	(61,481)

Total Class R1 Shares	8,664	(41,189)

Class R2 Shares
Issued	335,385	293,677
Reinvested	10,235	34,986
Redeemed	(130,904)	(214,197)

Total Class R2 Shares	214,716	114,466

Institutional Service Class Shares
Issued	393,230	315,278
Reinvested	16,645	67,959
Redeemed	(263,558)	(475,429)

Total Institutional Service Class Shares	146,317	(92,192)

154

	Nationwide Retirement Income Fund
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
SHARE TRANSACTIONS: (continued)
Institutional Class Shares
Issued	42,661	160,913
Reinvested	3,360	11,758
Redeemed	(51,496)	(87,609)

Total Institutional Class Shares	(5,475)	85,062

Total change in shares	364,773	107,785

The accompanying notes are an integral part of these financial statements.

155

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Retirement Income Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Class A Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$9.63	0.04	0.31	0.35	(0.05)	(0.07)	(0.12)	$9.86	3.70%		$4,590,971	0.63%	0.94%		0.63%	16.10%
Year Ended October 31, 2012 (f)	$9.74	0.04	0.30	0.34	(0.04)	(0.41)	(0.45)	$9.63	3.77%		$4,480,984	0.67%	0.45%		0.67%	93.99%
Year Ended October 31, 2011 (f)	$10.14	0.20	(0.11)	0.09	(0.19)	(0.30)	(0.49)	$9.74	0.94%		$4,176,502	0.83%	1.96%		0.83%	107.29%
Year Ended October 31, 2010 (f)	$9.44	0.15	0.71	0.86	(0.16)	–	(0.16)	$10.14	9.19%		$4,264,462	0.84%	1.50%		0.84%	40.31%
Year Ended October 31, 2009 (f)	$8.56	0.19	0.94	1.13	(0.20)	(0.05)	(0.25)	$9.44	13.46%		$2,122,283	0.83%	2.15%		0.83%	43.52%
Year Ended October 31, 2008 (f)	$10.33	0.33	(1.79)	(1.46)	(0.31)	–	(0.31)	$8.56	(14.50%	)	$24,515	0.83%	3.30%		0.96%	74.26%

Class C Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$9.57	0.02	0.31	0.33	(0.04)	(0.07)	(0.11)	$9.79	3.49%		$219,316	1.13%	0.40%		1.13%	16.10%
Year Ended October 31, 2012 (f)	$9.70	–	0.30	0.30	(0.02)	(0.41)	(0.43)	$9.57	3.30%		$212,629	1.16%	(0.03%	)	1.16%	93.99%
Year Ended October 31, 2011 (f)	$10.12	0.08	(0.04)	0.04	(0.16)	(0.30)	(0.46)	$9.70	0.40%		$163,559	1.33%	0.83%		1.33%	107.29%
Year Ended October 31, 2010 (f)	$9.43	0.06	0.74	0.80	(0.11)	–	(0.11)	$10.12	8.69%		$55,901	1.35%	0.60%		1.35%	40.31%
Year Ended October 31, 2009 (f)	$8.55	0.15	0.94	1.09	(0.16)	(0.05)	(0.21)	$9.43	12.82%		$991	1.38%	1.69%		1.38%	43.52%
Year Ended October 31, 2008 (f)	$10.32	0.30	(1.82)	(1.52)	(0.25)	–	(0.25)	$8.55	(15.01%	)	$880	1.38%	2.99%		1.41%	74.26%

Class R1 Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$9.62	0.02	0.31	0.33	(0.04)	(0.07)	(0.11)	$9.84	3.48%		$615,378	1.03%	0.31%		1.03%	16.10%
Year Ended October 31, 2012 (f)	$9.73	0.01	0.31	0.32	(0.02)	(0.41)	(0.43)	$9.62	3.46%		$518,162	1.07%	0.06%		1.07%	93.99%
Year Ended October 31, 2011 (f)	$10.12	0.17	(0.12)	0.05	(0.14)	(0.30)	(0.44)	$9.73	0.50%		$925,225	1.23%	1.73%		1.23%	107.29%
Year Ended October 31, 2010 (f)	$9.42	0.12	0.70	0.82	(0.12)	–	(0.12)	$10.12	8.76%		$2,460,478	1.23%	1.29%		1.23%	40.31%
Year Ended October 31, 2009 (f)	$8.55	0.16	0.92	1.08	(0.16)	(0.05)	(0.21)	$9.42	12.88%		$2,119,001	1.23%	1.81%		1.23%	43.52%
Year Ended October 31, 2008 (f)	$10.32	0.27	(1.76)	(1.49)	(0.28)	–	(0.28)	$8.55	(14.76%	)	$1,620,940	1.24%	2.86%		1.27%	74.26%

Class R2 Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$9.58	0.03	0.31	0.34	(0.04)	(0.07)	(0.11)	$9.81	3.66%		$10,116,075	0.88%	0.60%		0.88%	16.10%
Year Ended October 31, 2012 (f)	$9.69	0.02	0.31	0.33	(0.03)	(0.41)	(0.44)	$9.58	3.58%		$7,829,989	0.92%	0.19%		0.92%	93.99%
Year Ended October 31, 2011 (f)	$10.10	0.16	(0.10)	0.06	(0.17)	(0.30)	(0.47)	$9.69	0.61%		$6,810,440	1.08%	1.59%		1.08%	107.29%
Year Ended October 31, 2010 (f)	$9.41	0.13	0.70	0.83	(0.14)	–	(0.14)	$10.10	8.97%		$5,499,116	1.09%	1.34%		1.09%	40.31%
Year Ended October 31, 2009 (f)	$8.54	0.17	0.94	1.11	(0.19)	(0.05)	(0.24)	$9.41	13.08%		$3,136,767	1.08%	1.91%		1.08%	43.52%
Year Ended October 31, 2008 (f)	$10.33	0.32	(1.80)	(1.48)	(0.31)	–	(0.31)	$8.54	(14.67%	)	$1,583,732	0.92%	3.29%		1.02%	74.26%

Institutional Service Class Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$9.62	0.05	0.32	0.37	(0.06)	(0.07)	(0.13)	$9.86	3.88%		$13,464,802	0.38%	1.12%		0.38%	16.10%
Year Ended October 31, 2012 (f)	$9.73	0.07	0.30	0.37	(0.07)	(0.41)	(0.48)	$9.62	4.02%		$11,735,739	0.42%	0.70%		0.42%	93.99%
Year Ended October 31, 2011 (f)	$10.13	0.20	(0.08)	0.12	(0.22)	(0.30)	(0.52)	$9.73	1.22%		$12,758,665	0.58%	2.01%		0.58%	107.29%
Year Ended October 31, 2010 (f)	$9.44	0.17	0.71	0.88	(0.19)	–	(0.19)	$10.13	9.49%		$7,897,217	0.59%	1.79%		0.59%	40.31%
Year Ended October 31, 2009 (f)	$8.56	0.22	0.93	1.15	(0.22)	(0.05)	(0.27)	$9.44	13.64%		$2,847,529	0.58%	2.45%		0.58%	43.52%
Year Ended October 31, 2008 (f)	$10.33	0.37	(1.81)	(1.44)	(0.33)	–	(0.33)	$8.56	(14.30%	)	$1,606,839	0.59%	3.90%		0.64%	74.26%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.

156

Financial Highlights (Continued)

Selected data for each share of capital outstanding throughout the periods indicated

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Institutional Class Shares
Six Months Ended April 30, 2013 (f) (Unaudited)	$9.63	0.07	0.30	0.37	(0.06)	(0.07)	(0.13)	$9.87	3.94%		$2,262,194	0.13%	1.40%	0.13%	16.10%
Year Ended October 31, 2012 (f)	$9.73	0.09	0.31	0.40	(0.09)	(0.41)	(0.50)	$9.63	4.39%		$2,259,648	0.16%	0.95%	0.16%	93.99%
Year Ended October 31, 2011 (f)	$10.14	0.24	(0.11)	0.13	(0.24)	(0.30)	(0.54)	$9.73	1.35%		$1,456,143	0.33%	2.39%	0.33%	107.29%
Year Ended October 31, 2010 (f)	$9.44	0.22	0.69	0.91	(0.21)	–	(0.21)	$10.14	9.71%		$1,524,099	0.34%	2.28%	0.34%	40.31%
Year Ended October 31, 2009 (f)	$8.57	0.24	0.93	1.17	(0.25)	(0.05)	(0.30)	$9.44	13.92%		$2,974,982	0.33%	2.73%	0.33%	43.52%
Year Ended October 31, 2008 (f)	$10.34	0.41	(1.83)	(1.42)	(0.35)	–	(0.35)	$8.57	(14.11%	)	$893,765	0.33%	4.07%	0.46%	74.26%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.

The accompanying notes are an integral part of these financial statements.

157

Notes to Financial Statements

April 30, 2013 (Unaudited)

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of April 30, 2013, the Trust operates thirty-six (36) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the eleven (11) series listed below (each, a “Fund”; collectively, the “Funds”).

- Nationwide Destination 2010 Fund (“Destination 2010”)

- Nationwide Destination 2015 Fund (“Destination 2015”)

- Nationwide Destination 2020 Fund (“Destination 2020”)

- Nationwide Destination 2025 Fund (“Destination 2025”)

- Nationwide Destination 2030 Fund (“Destination 2030”)

- Nationwide Destination 2035 Fund (“Destination 2035”)

- Nationwide Destination 2040 Fund (“Destination 2040”)

- Nationwide Destination 2045 Fund (“Destination 2045”)

- Nationwide Destination 2050 Fund (“Destination 2050”)

- Nationwide Destination 2055 Fund (“Destination 2055”)

- Nationwide Retirement Income Fund (“Retirement Income”)

Each of the Funds is constructed as a “fund-of-funds,” which means that each of the Funds pursues its investment objective by allocating its investments primarily among other affiliated series of the Trust, and in unaffiliated mutual funds (including exchange-traded funds) (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities.

Each of the Funds is a non-diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of a Fund’s investments in its Underlying Funds is determined in accordance with the procedures described below. U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets
—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

158

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

—	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments. Shares of the Underlying Funds in which a Fund invests are valued at their respective net asset value (“NAV”) as reported by such Underlying Fund. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

At April 30, 2013, 100% of the market value of the Funds’ investments was determined based on Level 1 inputs.

During the six months ended April 30, 2013, there were no transfers into or out of Level 1, Level 2 or Level 3.

The following are the valuation policies of the affiliated Underlying Funds:

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Shares of registered open-end management investment companies are valued at NAV as reported by such company. Exchange-traded funds are valued at their last reported sale price. Securities listed on a foreign exchange are generally valued at the last sale price at the close of the exchange on which the security is principally traded. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to the Trust’s investment adviser, Nationwide Fund Advisors (“NFA”), and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to make fair value determinations. NFA and NFM have established a Fair Valuation Committee (“FVC”) to make fair value determinations.

The FVC follows guidelines approved by the Board of Trustees to make fair value determinations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security.

The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. Fair valuation factors are provided by an independent pricing service provider. When fair valuation factors are utilized, the value

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assigned to securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a fair valuation factor is generally categorized as a Level 2 investment within the hierarchy.

Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations (which reflect factors such as security prices, yields, maturities, ratings, and dealer and exchange quotations) provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. Short-term debt securities, such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value, and are generally categorized as Level 2 investments within the hierarchy.

(b)	Cash Overdraft

As of April 30, 2013, Retirement Income had an overdrawn balance of $59,170 with the Funds’ custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Funds’ borrowing policy, the advance is deemed a temporary loan to the Funds. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. This advance is separate from, and was not made pursuant to, the credit agreement discussed in Note 5 below.

(c)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the NAV of the respective Funds. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(e)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely

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than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority, that Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Each Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last four tax year ends and any interim tax period since then generally remain open for examination by taxing authorities.

The Funds engage in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

(f)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of that Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investment of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Each Fund pays NFA a unified management fee of 0.13% per annum of the Fund’s average daily net assets. Out of the unified management fee, NFA pays substantially all of the expenses of managing and operating each Fund except for Rule 12b-1 fees, administrative services fees, the cost of investment securities or other investment assets, taxes, interest charges, brokerage commissions, short-sale dividend expenses, the cost of share certificates representing shares of the Trust, compensation and expenses of the non-interested Trustees and counsel to the non-interested Trustees, and expenses incurred by a Fund in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of a Fund’s business. NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds, and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service provider a fee for these services.

Pursuant to the unified advisory fee terms of the Investment Advisory Agreement, NFA pays fund administration and transfer agency fees. Therefore, for the six months ended April 30, 2013, the Funds did not pay any fund administration and transfer agency fees.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate of 0.25% of Class A shares, 1.00% of Class C shares, 0.65%

161

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of Class R1 shares, and 0.50% of Class R2 shares of each Fund. Institutional Class and Institutional Service Class shares do not pay a distribution fee.

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from and are not included in proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. A contingent deferred sales charge (“CDSC”) of 0.50% will be imposed on a redemption of Class A shares made within 18 months of purchase if no sales charges were paid on the original purchase and if a finder’s fee was paid. Class C shares have a CDSC of 1% imposed on redemptions made within one year of purchase. For the six months ended April 30, 2013, NFD received commissions of $30,861 from front-end sales charges of Class A shares and from CDSCs from Class C shares of the Funds, of which $21,280 was re-allowed to affiliated broker-dealers of the Funds.

Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A, Class R1, Class R2, and Institutional Service Class shares of each Fund.

For the six months ended April 30, 2013, NFS received the following amounts in administrative services fees from each Fund:

Fund	Amount
Destination 2010	$35,771
Destination 2015	171,441
Destination 2020	232,151
Destination 2025	221,843
Destination 2030	233,105
Destination 2035	135,454
Destination 2040	111,544
Destination 2045	59,545
Destination 2050	65,040
Destination 2055	5,378
Retirement Income	32,151

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Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

As of April 30, 2013, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund.

Fund	% of Shares Outstanding Owned
Destination 2010	1.72%
Destination 2015	23.65
Destination 2020	30.52
Destination 2025	24.92
Destination 2030	20.84
Destination 2035	22.47
Destination 2040	18.85
Destination 2045	13.32
Destination 2050	9.40
Destination 2055	28.27
Retirement Income	34.98

Each Fund is a shareholder of its Underlying Funds. The Underlying Funds do not charge a Fund any sales charge for buying or selling Underlying Fund shares. However, a Fund indirectly pays a portion of the operating expenses of each Underlying Fund in which it invests, including management, administration and custodian fees of the Underlying Funds. These expenses are deducted from each Underlying Fund’s net assets before its share price is calculated and are in addition to the fees and expenses of the Fund. Actual indirect expenses vary depending on how a Fund’s assets are allocated among the Underlying Funds.

4.  Investments in Affiliated Issuers

Each of the Funds invests in Institutional Class shares of the affiliated Underlying Funds. The Funds’ transactions in the shares of Underlying Funds during the six months ended April 30, 2013 were as follows:

Destination 2010

Affiliated Issuer	Market Value at October 31, 2012	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at April 30, 2013
Nationwide Alternatives Allocation Fund	$8,381,254	$1,209,159	$981,603	$65,454	$(11,426)	$8,893,443
Nationwide International Index Fund	3,315,279	527,442	736,436	72,119	(27,804)	3,569,045
Nationwide Mid Cap Market Index Fund	2,292,187	419,376	603,884	24,623	91,961	2,504,166
Nationwide S&P 500 Index Fund	5,888,337	933,757	1,492,161	71,932	232,527	6,053,764
Nationwide Small Cap Index Fund	970,432	172,923	211,049	16,608	42,477	1,072,126
Nationwide Bond Index Fund	6,819,318	1,543,284	891,318	92,735	58,055	7,421,223
Nationwide Inflation-Protected Securities Fund	3,748,456	586,730	448,432	3,100	367	3,880,788
Nationwide Money Market Fund	676,035	96,336	65,701	—	—	705,740

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April 30, 2013 (Unaudited)

Destination 2015

Affiliated Issuer	Market Value at October 31, 2012	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at April 30, 2013
Nationwide Alternatives Allocation Fund	$34,062,485	$3,098,187	$1,357,898	$261,886	$(17,203)	$36,997,248
Nationwide International Index Fund	20,511,374	1,586,868	2,179,336	440,681	150,049	22,836,400
Nationwide Mid Cap Market Index Fund	11,576,393	1,243,954	1,847,797	123,089	741,990	13,013,408
Nationwide S&P 500 Index Fund	28,905,580	2,028,298	3,869,773	351,403	1,185,738	30,705,640
Nationwide Small Cap Index Fund	5,717,411	678,438	740,435	97,571	340,017	6,497,376
Nationwide Bond Index Fund	25,600,557	4,753,442	1,361,401	353,049	221,518	28,821,882
Nationwide Inflation-Protected Securities Fund	15,052,317	1,390,839	540,943	12,256	(704)	15,884,298
Nationwide Money Market Fund	1,493,078	105,493	51,097	—	—	1,546,341

Destination 2020

Affiliated Issuer	Market Value at October 31, 2012	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at April 30, 2013
Nationwide Alternatives Allocation Fund	$37,638,132	$5,296,816	$828,199	$292,299	$(12,596)	$43,452,873
Nationwide International Index Fund	37,242,801	4,364,172	2,826,556	810,752	150,745	44,213,007
Nationwide Mid Cap Market Index Fund	19,360,529	2,809,782	4,844,277	205,150	1,455,278	20,703,451
Nationwide S&P 500 Index Fund	44,467,241	4,447,620	4,342,523	552,361	1,510,150	50,335,575
Nationwide Small Cap Index Fund	9,561,249	1,651,293	1,134,303	165,271	521,204	11,525,652
Nationwide Bond Index Fund	30,208,900	9,910,563	976,797	438,942	258,385	38,945,200
Nationwide Inflation-Protected Securities Fund	12,078,931	1,797,939	232,899	9,933	466	13,627,829

Destination 2025

Affiliated Issuer	Market Value at October 31, 2012	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at April 30, 2013
Nationwide Alternatives Allocation Fund	$33,811,489	$5,571,820	$975,761	$263,803	$(11,158)	$39,623,346
Nationwide International Index Fund	40,886,219	5,135,345	2,721,890	894,840	579,273	49,303,113
Nationwide Mid Cap Market Index Fund	22,030,314	3,078,297	4,648,757	236,215	1,912,743	24,337,869
Nationwide S&P 500 Index Fund	47,663,086	5,213,904	4,003,361	597,429	1,755,918	55,091,545
Nationwide Small Cap Index Fund	14,508,229	2,300,030	1,289,428	253,754	734,237	17,712,716
Nationwide Bond Index Fund	15,276,829	7,340,565	537,140	232,068	130,550	21,991,234
Nationwide Inflation-Protected Securities Fund	7,635,814	1,263,994	201,031	6,308	(120)	8,686,949

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April 30, 2013 (Unaudited)

Destination 2030

Affiliated Issuer	Market Value at October 31, 2012	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at April 30, 2013
Nationwide Alternatives Allocation Fund	$27,286,240	$4,120,113	$513,087	$212,687	$(7,100)	$31,917,107
Nationwide International Index Fund	44,354,609	4,690,113	2,387,449	970,339	902,378	53,233,551
Nationwide Mid Cap Market Index Fund	24,765,329	3,534,087	5,162,118	265,154	2,961,156	27,557,190
Nationwide S&P 500 Index Fund	57,063,978	5,519,365	3,901,757	717,228	1,248,327	66,251,355
Nationwide Small Cap Index Fund	20,699,162	3,198,952	1,785,095	361,421	2,128,792	25,283,074
Nationwide Bond Index Fund	9,906,754	6,341,829	311,467	158,084	92,193	15,905,386
Nationwide Inflation-Protected Securities Fund	3,961,469	554,882	73,298	3,270	87	4,443,250

Destination 2035

Affiliated Issuer	Market Value at October 31, 2012	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at April 30, 2013
Nationwide Alternatives Allocation Fund	$13,818,126	$2,866,740	$375,199	$108,681	$(4,036)	$16,804,809
Nationwide International Index Fund	29,626,706	4,393,696	1,400,503	655,417	362,371	37,017,025
Nationwide Mid Cap Market Index Fund	14,634,561	2,567,669	1,569,399	161,272	994,028	18,300,962
Nationwide S&P 500 Index Fund	35,964,263	5,262,584	2,397,540	459,559	1,200,066	43,579,009
Nationwide Small Cap Index Fund	14,456,078	2,796,390	1,133,169	255,477	817,053	18,324,000
Nationwide Bond Index Fund	3,511,395	2,201,456	148,831	55,625	32,511	5,543,021

Destination 2040

Affiliated Issuer	Market Value at October 31, 2012	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at April 30, 2013
Nationwide Alternatives Allocation Fund	$9,222,956	$1,875,941	$152,286	$72,655	$(1,774)	$11,284,957
Nationwide International Index Fund	25,552,583	3,744,706	995,051	566,552	345,120	32,141,341
Nationwide Mid Cap Market Index Fund	12,621,180	2,438,785	1,476,521	139,396	994,847	15,908,543
Nationwide S&P 500 Index Fund	27,903,074	4,375,320	906,937	361,065	556,911	35,156,255
Nationwide Small Cap Index Fund	12,467,545	2,555,595	1,036,449	220,952	763,972	15,908,084
Nationwide Bond Index Fund	1,875,052	386,153	46,076	26,704	17,373	2,200,347

Destination 2045

Affiliated Issuer	Market Value at October 31, 2012	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at April 30, 2013
Nationwide Alternatives Allocation Fund	$5,009,162	$1,433,982	$117,286	$39,791	$(1,359)	$6,498,774
Nationwide International Index Fund	13,878,625	3,066,152	722,141	310,804	60,133	18,316,097
Nationwide Mid Cap Market Index Fund	6,855,898	1,747,676	701,008	76,688	441,497	9,168,741
Nationwide S&P 500 Index Fund	15,645,275	3,557,247	483,811	205,439	263,889	20,839,898
Nationwide Small Cap Index Fund	6,772,917	1,841,982	516,848	121,755	353,973	9,141,372
Nationwide Bond Index Fund	509,123	147,692	14,906	7,394	4,631	636,368

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April 30, 2013 (Unaudited)

Destination 2050

Affiliated Issuer	Market Value at October 31, 2012	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at April 30, 2013
Nationwide Alternatives Allocation Fund	$6,364,850	$3,147,323	$2,046,457	$49,720	$17,386	$7,690,767
Nationwide International Index Fund	14,694,385	6,757,751	5,079,687	323,900	933,675	18,586,020
Nationwide Mid Cap Market Index Fund	7,258,267	3,408,351	3,022,597	79,308	1,296,346	8,972,561
Nationwide S&P 500 Index Fund	16,047,163	7,085,521	5,393,262	205,204	2,209,961	19,867,815
Nationwide Small Cap Index Fund	7,170,214	3,483,984	2,773,106	125,678	1,179,212	8,972,562

Destination 2055

Affiliated Issuer	Market Value at October 31, 2012	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at April 30, 2013
Nationwide Alternatives Allocation Fund	$543,479	$452,257	$24,115	$4,755	$499	$994,413
Nationwide International Index Fund	1,256,666	954,765	43,732	31,956	(971)	2,406,393
Nationwide Mid Cap Market Index Fund	665,360	518,047	87,733	8,607	33,397	1,246,130
Nationwide S&P 500 Index Fund	1,327,333	989,771	57,605	20,828	18,194	2,487,460
Nationwide Small Cap Index Fund	613,707	495,898	64,701	12,961	26,854	1,160,308

Retirement Income

Affiliated Issuer	Market Value at October 31, 2012	Purchases at Cost	Sales Proceeds	Dividend Income	Realized Gain/(Loss)	Market Value at April 30, 2013
Nationwide Alternatives Allocation Fund	$10,244,738	$2,892,749	$1,609,205	$79,781	$(10,824)	$11,895,661
Nationwide International Index Fund	533,122	153,584	136,741	11,639	24,104	628,168
Nationwide Mid Cap Market Index Fund	526,361	170,423	160,317	5,706	41,316	630,602
Nationwide S&P 500 Index Fund	2,893,888	1,081,466	612,316	37,707	89,292	3,758,468
Nationwide Bond Index Fund	4,661,905	1,402,795	706,728	64,695	39,445	5,323,732
Nationwide Inflation-Protected Securities Fund, Institutional Class	4,110,838	1,178,665	612,328	3,390	954	4,673,457
Nationwide Money Market Fund	1,630,960	462,634	215,770	—	—	1,874,963

Amounts designated as “—” are zero or have been rounded to zero.

Further information about each Underlying Fund may be found in such Underlying Fund’s most recent annual or semi-annual report to shareholders, which is available at www.nationwide.com/mutualfunds.

5.  Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan permitting the Trust to borrow up to $90,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to a Fund’s borrowing restrictions. There were no borrowings under the line of credit during the six months ended April 30, 2013. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement.

JPMorgan provides earnings credits for cash balances maintained in a Fund’s custody accounts, which are used to offset custody fees of a Fund.

166

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

6.  Investment Transactions

For the six months ended April 30, 2013, purchases and sales of investments (excluding short-term securities) were as follows:

Fund	Purchases	Sales
Destination 2010	$5,668,039	$5,549,516
Destination 2015	15,273,381	12,097,571
Destination 2020	31,106,554	15,300,451
Destination 2025	32,373,605	16,358,741
Destination 2030	27,959,341	14,134,271
Destination 2035	20,315,838	7,050,712
Destination 2040	15,540,351	4,627,561
Destination 2045	11,937,134	2,565,601
Destination 2050	23,918,071	18,883,735
Destination 2055	3,431,624	344,130
Retirement Income	7,939,889	4,594,821

7.  Portfolio Investment Risks from Underlying Funds

Information about the risks of an investment in each affiliated Underlying Fund may be found in such Underlying Fund’s semiannual report to shareholders, which is available at www.nationwide.com/mutualfunds. Information about unaffiliated Underlying Fund risks may be found in such Fund’s annual or semiannual report to shareholders. Additional information about derivatives-related risks, if applicable to the Fund, may also be found in each such Underlying Fund’s semiannual report to shareholders.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncements

In January 2013, Accounting Standards Update 2013-01 (“ASU 2013-01”), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (“ASU 2011-11”), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (i) offset in the financial statements or (ii) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Funds’ financial statements.

167

Notes to Financial Statements (Continued)

April 30, 2013 (Unaudited)

10.  Other

As of April 30, 2013, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Destination 2010	81.77%	3
Destination 2015	59.68	3
Destination 2020	61.29	3
Destination 2025	64.07	3
Destination 2030	63.61	3
Destination 2035	71.63	3
Destination 2040	29.86	2
Destination 2045	77.17	3
Destination 2050	74.38	3
Destination 2055	74.24	3
Retirement Income	63.10	3

11.  Federal Tax Information

As of April 30, 2013, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Destination 2010	$33,671,739	$1,842,032	$(2,033)	$1,839,999
Destination 2015	148,297,609	12,724,961	(1,781)	12,723,180
Destination 2020	208,285,796	21,218,413	—	21,218,413
Destination 2025	196,712,479	24,307,615	—	24,307,615
Destination 2030	196,504,662	32,474,861	—	32,474,861
Destination 2035	121,749,401	19,179,002	—	19,179,002
Destination 2040	96,478,014	17,199,481	—	17,199,481
Destination 2045	56,394,973	8,841,816	(204)	8,841,612
Destination 2050	57,685,267	6,404,458	—	6,404,458
Destination 2055	7,393,097	901,607	—	901,607
Retirement Income	30,396,980	894,835	(6,570)	888,265

Amounts designated as “—” are zero or have been rounded to zero.

12.  Subsequent Events

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

168

Supplemental Information

Renewal of Advisory Agreements

The Trust’s investment advisory agreements (together, the “Advisory Agreements”) with its Investment Adviser (the “Adviser”) must be approved for an initial term no greater than two years, and renewed at least annually thereafter, (i) by the vote of the Trustees or by a vote of the shareholders of each series or fund of the Trust (individually a “Fund”), and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual renewal of each Fund’s Advisory Agreement, including investment performance and the services and support provided to the Fund and its shareholders.

In January 2013, the Trustees met in person with the Adviser, Trust counsel, independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), and others to give preliminary consideration to information bearing on continuation of the Advisory Agreements. The primary purpose of the January 2013 meeting was to ensure that the Trustees had ample opportunity to consider matters they deemed relevant in considering the continuation of the Advisory Agreements, and to request any additional information they considered reasonably necessary or appropriate for their deliberations. The Trustees also met in executive session with Independent Legal Counsel to consider the continuation of the Advisory Agreements outside the presence of management.

In preparation for the January 2013 meeting, the Trustees requested information to be provided in connection with their consideration of the renewal of the Advisory Agreements. In response to that request, the Trustees were furnished with a wide range of information to assist in their deliberations. These materials included:

—

A summary report for each Fund that set out a wide variety of summary information regarding the Fund, including performance, expense, and profitability information, and specifically including management’s analysis of the Fund’s performance and expenses and a specific recommendation as to action to be taken on the Fund’s advisory arrangements;

—

Reports from Lipper Inc. (“Lipper”), a leading independent source of mutual fund industry data, describing, on a Fund-by-Fund basis, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple years ended September 30, 2012) compared with performance universes created by Lipper of similar or peer group funds and (b) expense rankings comparing the Fund’s contractual advisory fee and total expenses with expense groups and expense universes created by Lipper of similar or peer group funds;

—	Information from the Adviser describing, on a Fund-by-Fund basis, each Fund’s performance (over multiple years ended September 30, 2012) compared with the Fund’s benchmark and Lipper categories;

—

Information regarding fee arrangements, including the structure of the advisory fees, the method of computing fees and the frequency of payment of fees; voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation; any economies of scale resulting from increases in size of one or more Funds and the extent to which it may be appropriate for the Adviser to share some portion of the benefit of those economies with shareholders; and information regarding payments to financial intermediaries.

In considering this information, the Trustees took into account management style, investment strategies, and prevailing market conditions. In evaluating the Advisory Agreements, the Trustees also reviewed information provided by the Adviser concerning the following:

—	The terms of the Advisory Agreements, including a list of services performed by the Adviser;

—	The investment advisory and oversight capabilities of the Adviser, including among other things its expertise in investment management economic and financial analysis, and asset allocation strategy;

169

Supplemental Information (Continued)

—

The Adviser’s personnel and methods, including the education, experience, and number of advisory and analytical personnel; general information about the compensation of the Adviser’s personnel with primary responsibility for management of the Trust; the Adviser’s investment management process, including methods adopted to ensure compliance with investment objectives, policies and restrictions of the portfolios of the Funds; the Adviser’s risk assessment and risk management capabilities; the Adviser’s valuation and valuation oversight capabilities; time and attention of the Adviser’s investment supervisory personnel devoted to the investment portfolios of the Trust; and adequacy and sophistication of technology and systems with respect to investment and administrative matters;

—	Litigation pending, threatened or settled involving the Adviser, and the results of any audits, investigations or examinations of the Securities and Exchange Commission;

—	The financial condition and stability of the Adviser, including financial arrangements between the Adviser and the Adviser’s parent organization; and

—

Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, where applicable, information on soft-dollar benefits and fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent.

At the January 2013 meeting, the Trustees reviewed, considered and discussed, among themselves and with the Adviser, Trust counsel, and Independent Legal Counsel, among other things, the information described above, and information regarding the nature, extent and quality of services provided by the Adviser under the Advisory Agreement. The Trustees also considered, where applicable, expense caps and fee waivers; reports provided throughout the year with respect to brokerage and portfolio transactions, including the standards for best execution, performance in meeting those standards, allocation of soft dollars for research products and services, portfolio turnover rates, and other benefits from the allocation of brokerage; and the effect of advisory and other fees on the Fund’s total expenses, including comparisons of expenses and expense ratios with those of comparable mutual funds. Management also reviewed with the Trustees each Fund’s performance and expenses and discussed with the Trustees its recommendation with respect to the Fund and the bases for that recommendation. In respect of Funds managed directly by the Adviser (which are typically managed as Funds of Funds, investing in other mutual funds), the Trustees took into account information provided by the Adviser as to the effect on performance of asset allocation, whether dictated by a Fund’s stated investment policies, or implemented by the Adviser in its discretion; they also took into account that the comparison between the expenses of such a Fund and those of certain of its peer funds may be made more difficult by differences in the way indirect expenses of investments in other mutual funds are taken into account and reflected in expense data. The Trustees considered the Adviser’s profitability in providing services under the Advisory Agreements, together with an explanation of the Adviser’s methodology in calculating its profitability. They concluded in each case that the level of profitability to the Adviser did not appear unreasonably high.

The Trustees noted that while the actual advisory fee rates paid by most of the Funds (except Nationwide Destination 2025 Fund, which was at the median) were above the median of their expense groups, all of the Funds’ total expense ratios (excluding 12b-1/non-12b-1 fees) were below their expense group medians. The Trustees considered, moreover, management’s view that a large number of the Funds’ peers (which are funds of funds) pay no, or very low, advisory fees because their advisers receive the full amount of the advisory fees paid by the affiliated funds in which the peer funds invest. The Trustees noted management’s explanation that, because NFA is a manager of managers, it receives advisory fees both at the fund-of-funds level and at the underlying fund level, intended to compensate it for both its services in overseeing the advisory function at the underlying fund level, and providing its asset allocation service at the fund-of-funds level. The Trustees further noted that the total expense ratios (excluding 12b-1/non-12b-1 fees) for all of the Funds are in the first quintile of the Funds’ expense groups, reflecting the Funds’ relatively low total expenses as compared to peer funds. The Trustees also considered that the advisory fees charged to the Target Destination Funds by NFA had been reduced by one-third, effective as of January 1, 2012.

170

Supplemental Information (Continued)

The Trustees considered that most of the Funds’ Class R2 shares had achieved total return performance below the performance universe median for the three-year period (or since inception if the Fund had less than three years of performance history) ended September 30, 2012. The Trustees noted management’s view that the Funds’ relative underperformance was the result of product design. In particular, the Trustees took into account management’s statements that the Funds are managed to produce total return performance by investing most of their assets in the Funds’ five core asset classes (the allocations varying depending principally on the time to the “target date” of a Fund), and that the Funds may over various periods underperform many peer funds that allocate their assets more actively, including allocations away from those core asset classes.

At the March 2013 Board meeting, the Trustees received and considered information provided by the Adviser in follow-up from the January 2013 Board meeting. After extensive discussion and consideration among themselves, and with the Adviser, Trust counsel, and Independent Legal Counsel, including during an executive session with Independent Legal Counsel, the Trustees concluded the following:

—	The investment performance of each Fund was acceptable; and

—	The nature, extent, and quality of the investment advisory services provided to each Fund by the Adviser and Sub-Adviser were appropriate and consistent with the terms of the Advisory Agreements.

The Trustees also determined to continue to review ways, and the extent to which, economies of scale might be shared between the Adviser and shareholders of the Funds over time.

Based on all relevant information and factors, the Trustees unanimously approved the renewal of the Advisory Agreements.

171

Management Information

April 30, 2013

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	95	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	95	Director of Dentsply International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals Technology, Inc. (specialty chemicals) from 2005 to present.
Phyllis Kay Dryden 1947	Trustee since December 2004

Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.

			95	None

172

Management Information (Continued)

April 30, 2013

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	95	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	95	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	95	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	95	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	95	None

173

Management Information (Continued)

April 30, 2013

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	95	None
[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

174

Management Information (Continued)

April 30, 2013

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group[4]. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments[4].	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[4].	N/A	N/A
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A

175

Management Information (Continued)

April 30, 2013

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

176

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide. com/mutualfunds

Nationwide, Nationwide Financial, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

©2013 Nationwide Funds Group.

All rights reserved.

SAR-TD 6/13

Item 2. Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why the registrant has not done so.

Not Applicable: The information required by this item is required only in an annual report on the Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)	(1)	Disclose that the registrant’s board of directors has determined that the registrant either:

		(i)	Has at least one audit committee financial expert serving on its audit committee; or

		(ii)	Does not have an audit committee financial expert serving on its audit committee.

	(2)	If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

		(i)	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

		(ii)	Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. § 80a-2(a)(19)).

	(3)	If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, the registrant must explain why the registrant does not have an audit committee financial expert.

Not Applicable: The information required by this item is required only in an annual report on the Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

2

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not Applicable: The information required by this item is required only in an annual report on the Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

(a)	If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR § 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. § 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. § 78c(a)(58)(B)), so state.

Not Applicable: The registrant is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR § 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not Applicable: The registrant is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

Item 6.	Investments.

(a)	File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.1212 of the Regulation S-X [17 CFR § 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

This schedule is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	If the registrant has divested itself of securities in accordance with Section 13(c) of the Investment Company Act of 1940 following the filing of its last report on Form N-CSR and before filing of the current report, disclosed the following information for each such divested security:

3

(1)	Name of the issuer;

(2)	Exchange ticker symbol;

(3)	Committee on Uniform Securities Identification Procedures (“CUSIP”) number;

(4)	Total number of shares or, for debt securities, principal amount divested;

(5)	Date(s) that the securities were divested;

(6)	If the registrant holds any securities of the issuer on the date of filing, the exchange ticker symbol; CUSIP number; and the total number of shares or, for debt securities, principal amount held on the date of filing; and

(7)	Name of the statute that added the provision of Section 13(c) in accordance with which the securities were divested.

This Item 6(b) shall terminate one year after the date on which all statutory provisions that underlie Section 13(c) of the Investment Company Act of 1940 have terminated.

The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. § 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not Applicable: The registrant is an open-end management investment company, not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Company.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

Not Applicable: The registrant is an open-end management investment company, not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR § 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. § 781).

Not Applicable: The registrant is an open-end management investment company, not a closed-end management investment company.

4

Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR § 240.14a-101), or this Item.

The Independent Trustees and the Board of Trustees of the registrant adopted a formal, written “Policy Regarding Shareholder Submission of Trustee Candidates,” as well as a formal, written “Statement of Policy On Criteria For Selecting Trustees,” on June 9, 2005, and June 10, 2005, respectively. Neither this policy nor this statement of policy has been materially changed since the Board of Trustees adoption of the policy and the statement of policy, respectively. The Nominating and Fund Governance Committee of the Board of Trustees (the “NFGC”) and the Board of Trustees, however, on November 11, 2005, and January 12, 2006, respectively, approved amendments to this policy; these amendments to the policy, though, concerned the criteria for selecting candidates for Trustees and the characteristics expected of candidates for Trustees, as set forth in the Exhibit A, “Statement of Policy On Criteria For Selecting Trustees,” to the policy and, arguably, may not be deemed to be material changes to the policy.

{NOTE – THIS IS REQUIRED BEGINNING WITH THE FIRST REPORTING PERIOD ENDING AFTER JANUARY 1, 2004. For purposes of this Item, adoption of procedures by which shareholders may recommend nominees to the registrant’s board of directors, where the registrant’s most recent proxy disclosure (in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR § 240.14a-101)), or this Item, indicated that the registrant did not have in place such procedures, will constitute a material change.}

Item 11. Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within ninety (90) days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is: (i) accumulated and communicated to the investment company’s management, including the investment company’s certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

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Not Applicable: The information required by this item is required only in an annual report on the Form N-CSR.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2).

Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR § 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to ten (10) or more persons.

Not Applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.

Certifications pursuant to Rule 30a-2(b) are furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	NATIONWIDE MUTUAL FUNDS

By (Signature and Title)	/s/ Joseph A. Finelli
	Name:	Joseph A. Finelli
	Title:	Principal Financial Officer
	Date:	June 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

NATIONWIDE MUTUAL FUNDS

By (Signature and Title)	/s/ Michael S. Spangler
	Name:	Michael S. Spangler
	Title:	Principal Executive Officer
	Date:	June 28, 2013

NATIONWIDE MUTUAL FUNDS

By (Signature and Title)	/s/ Joseph A. Finelli
	Name:	Joseph A. Finelli
	Title:	Principal Financial Officer
	Date:	June 28, 2013

*	Print the name and title of each signing officer under his or her signature.

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